As filed with the Securities and Exchange Commission on August 25, 2015

Securities Act File No. 333-123257
Investment Company Act File No. 811-10325

United States Securities and Exchange Commission

Washington, D.C. 20549

FORM N-1A

Registration Statement Under the Securities Act of 1933	☒
Pre-Effective Amendment No.	☐
Post Effective Amendment No. 2,007	☒
and/or
Registration Statement Under the Investment Company Act of 1940	☒
Amendment No. 2,011	☒

MARKET VECTORS ETF TRUST

(Exact Name of Registrant as Specified in its Charter)

666 Third Avenue, 9th Floor
New York, New York 10017
(Address of Principal Executive Offices)
(212) 293-2000
Registrant’s Telephone Number

Jonathan R. Simon, Esq.
Vice President and General Counsel
Van Eck Associates Corporation
666 Third Avenue, 9th Floor
New York, New York 10017
(Name and Address of Agent for Service)

Copy to:
Stuart M. Strauss, Esq.
Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration statement.

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

☐	Immediately upon filing pursuant to paragraph (b)
☒	On September 1, 2015 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On [date] pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On [date] pursuant to paragraph (a)(2) of rule 485

SEPTEMBER  1,  2015

MARKET VECTORS® CORPORATE BOND ETFs
Fallen Angel High Yield Bond ETF	ANGL®
Investment Grade Floating Rate ETF	FLTR®
Treasury-Hedged High Yield Bond ETF	THHY®

MARKET VECTORS® EQUITY INCOME ETFs
BDC Income ETF	BIZD®
Mortgage REIT Income ETF	MORT®
Preferred Securities ex Financials ETF	PFXF®

MARKET VECTORS® INTERNATIONAL BOND ETFs
Emerging Markets Aggregate Bond ETF	EMAG®
Emerging Markets High Yield Bond ETF	HYEM®
Emerging Markets Local Currency Bond ETF	EMLC®
International High Yield Bond ETF	IHY®

Principal U.S. Listing Exchange for each Fund: NYSE Arca, Inc.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

MARKET VECTORS BDC INCOME ETF

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

Market Vectors BDC Income ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Market Vectors® US Business Development Companies Index (the “BDC Index”).

FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.40%
Other Expenses	0.18%
Acquired Fund Fees and Expenses(a)	9.04%

Total Annual Fund Operating Expenses(b)	9.62%
Fee Waivers and Expense Reimbursement(b)	-0.17%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(b)	9.45%
(a)

“Acquired fund fees and expenses” include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including business development companies (“BDCs”). Because acquired fund fees and expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund’s financial statements and the information presented in the table will differ from that presented in the Fund’s financial highlights included in the Fund’s reports to shareholders.

(b)

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.40% of the Fund’s average daily net assets per year until at least September 1, 2016. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods.

The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$924
3	$2,678
5	$4,274
10	$7,662

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.

MARKET VECTORS BDC INCOME ETF (continued)

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The BDC Index is comprised of BDCs. To be eligible for the BDC Index and qualify as a BDC, a company must be organized under the laws of, and have its principal place of business in, the United States, be registered with the Securities and Exchange Commission (the “SEC”) and have elected to be regulated as a BDC under the Investment Company Act of 1940, as amended (the “1940 Act”). BDCs are vehicles whose principal business is to invest in, lend capital to or provide services to privately-held companies or thinly traded U.S. public companies. Micro-, small- and medium-capitalization BDCs are eligible for inclusion in the BDC Index. As of June 30, 2015, the BDC Index included 29 securities of companies with a market capitalization range of between approximately $86 million to $5.2 billion and a weighted average market capitalization of $2.0 billion. This 80% investment policy is non- fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

The 1940 Act places limits on the percentage of the total outstanding stock of a BDC that may be owned by the Fund; however, exemptive relief from the SEC applicable to the Fund permits it to invest in BDCs in excess of this limitation if certain conditions are met (the “Exemptive Relief”).

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the BDC Index by investing in a portfolio of securities that generally replicates the BDC Index.

The Fund will concentrate its investments in a particular industry or group of industries to the extent that the BDC Index concentrates in an industry or group of industries. As of April 30, 2015, the BDC Index was concentrated in the financial services sector.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.

Risk of Investing in BDCs. BDCs generally invest in less mature U.S. private companies or thinly traded U.S. public companies which involve greater risk than well-established publicly-traded companies. While the BDCs that comprise the BDC Index are expected to generate income in the form of dividends, certain BDCs during certain periods of time may not generate such income. The Fund will indirectly bear its proportionate share of any management fees and other operating expenses incurred by the BDCs and of any performance-based or incentive fees payable by the BDCs in which it invests, in addition to the expenses paid by the Fund. A BDC’s incentive fee may be very high, vary from year to year and be payable even if the value of the BDC’s portfolio declines in a given time period. Incentive fees may create an incentive for a BDC’s manager to make investments that are risky or more speculative than would be the case in the absence of such compensation arrangements, and may also encourage the BDC’s manager to use leverage to increase the return on the BDC’s investments. The use of leverage by BDCs magnifies gains and losses on amounts invested and increases the risks associated with investing in BDCs. A BDC may make investments with a larger amount of risk of volatility and loss of principal than other investment options and may also be highly speculative and aggressive.

The 1940 Act imposes certain constraints upon the operations of a BDC. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of U.S. private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt investments that mature in one year or less. Generally, little public information exists for private and thinly traded companies in which a BDC may invest and there is a risk that investors may not be able to make a fully informed evaluation of a BDC and its portfolio of investments. With respect to investments in debt instruments, there is a risk that the issuers of such instruments may default on their payments or declare bankruptcy. Many debt investments in which a BDC may invest will not be rated by a credit rating agency and will be below investment grade quality. These investments are commonly referred to as “junk bonds” and have predominantly speculative characteristics with respect to an issuer’s capacity to make payments of interest and principal. Although lower grade securities are potentially higher yielding, they are also characterized by high risk. In addition, the secondary market for lower grade securities may be less liquid than that of higher rated securities.

Certain BDCs may also be difficult to value since many of the assets of BDCs do not have readily ascertainable market values. Therefore, such assets are most often recorded at fair value, in good faith, in accordance with valuation procedures adopted by such companies, which may potentially result in material differences between a BDC’s net asset value (“NAV”) per share and its market value.

Additionally, a BDC may only incur indebtedness in amounts such that the BDC’s asset coverage ratio of total assets to total senior securities equals at least 200% after such incurrence. These limitations on asset mix and leverage may affect the way that the BDC raises capital. BDCs compete with other entities for the types of investments they make, and such entities are not necessarily subject to the same investment constraints as BDCs.

To comply with provisions of the 1940 Act and the Exemptive Relief, the Adviser may be required to vote BDC shares in the same general proportion as shares held by other shareholders of the BDC.

To qualify and remain eligible for the special tax treatment accorded to regulated investment companies (“RICs”) and their shareholders under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), the BDCs in which the Fund invests must meet certain source-of-income, asset diversification and annual distribution requirements. If a BDC in which the Fund invests fails to qualify as a regulated investment company, such BDC would be liable for federal, and possibly state, corporate taxes on its taxable income and gains. Such failure by a BDC could substantially reduce the BDC’s net assets and the amount of income available for distribution to the Fund, which would in turn decrease the total return of the Fund in respect of such investment.

Risk of Investment Restrictions. The Fund is subject to the conditions set forth in the Exemptive Relief and certain additional provisions of the 1940 Act that limit the amount that the Fund and its affiliates, in the aggregate, can invest in the outstanding voting securities of any one BDC. The Fund and its affiliates may not acquire “control” of a BDC, which is presumed once ownership of a BDC’s outstanding voting securities exceeds 25%. This limitation could inhibit the Fund’s ability to purchase one or more BDCs in the BDC Index in the proportions represented in the BDC Index. In these circumstances, the Fund would be required to use sampling techniques, which could increase the risk of tracking error.

Risk of Investing in the Financial Services Sector. To the extent that the Fund continues to be concentrated in the financial services sector, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the financial services sector. Companies in the financial services sector may be subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. The profitability of companies in the financial services sector may be adversely affected by increases in interest rates, by loan losses, which usually increase in economic downturns, and by credit rating downgrades. In addition, the financial services sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Furthermore, some companies in the financial services sector perceived as benefitting from government intervention in the past may be subject to future government-imposed restrictions on their businesses or face increased government involvement in their operations. Increased government involvement in the financial services sector, including measures such as taking ownership positions in financial institutions, could result in a dilution of the Fund’s investments in financial institutions. Recent developments in the credit markets may cause companies operating in the financial services sector to incur large losses, experience declines in the value of their assets and even cease operations.

Risk of Investing in Small- and Medium-Capitalization Companies. Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. Returns on investments in securities of small-capitalization and medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.

Risk of Investing in Micro-Capitalization Companies. Micro-capitalization companies are subject to substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities.

Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns, although under certain market conditions fixed income securities may have comparable or greater price volatility.

MARKET VECTORS BDC INCOME ETF (continued)

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Index Tracking Risk. The Fund’s return may not match the return of the BDC Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the BDC Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the BDC Index. The Fund also bears the costs and risks associated with buying and selling securities while such costs are not factored into the return of the BDC Index. The Fund is expected to value certain of its investments based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the BDC Index is based on securities’ closing prices (i.e., the value of the BDC Index is not based on fair value prices), the Fund’s ability to track the BDC Index may be adversely affected. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the BDC Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the BDC Index.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the BDC Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Premium/Discount Risk. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Concentration Risk. The Fund’s assets will be concentrated in a particular sector or sectors or industry or group of industries to the extent the BDC Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the BDC Index continues to be concentrated in the financial services sector, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on that sector will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the last calendar year. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing the Fund’s performance for the one year period and by showing how the Fund’s average annual returns for the one year and since inception periods compared with the Fund’s benchmark index. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.marketvectorsetfs.com.

Annual Total Returns (%)—Calendar Years

The year-to-date total annual return as of June 30, 2015 was 3.53%.

Best Quarter:	3.36%	2Q ’14
Worst Quarter:	-6.24%	4Q ’14

Average Annual Total Returns for the Periods Ended December 31, 2014

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Since Inception (2/11/2013)

Market Vectors BDC Income ETF (return before taxes)	-7.89%	0.11%
Market Vectors BDC Income ETF (return after taxes on distributions)	-10.66%	-2.33%
Market Vectors BDC Income ETF (return after taxes on distributions and sale of Fund Shares)	-4.29%	-0.88%
Market Vectors US Business Development Companies Index (reflects no deduction for fees, expenses and taxes)	-7.05%	1.69%

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Hao-Hung (Peter) Liao	Portfolio Manager	February 2013
George Chao	Portfolio Manager	February 2013

PURCHASE AND SALE OF FUND SHARES

For important information about the purchase and sale of Fund Shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to “Summary Information about Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” on page 52 of this Prospectus.

MARKET VECTORS EMERGING MARKETS AGGREGATE BOND ETF

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

Market Vectors Emerging Markets Aggregate Bond ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of Market Vectors® EM Aggregate Bond Index (the “EM Aggregate Bond Index”).

FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.35%
Other Expenses	0.66%

Total Annual Fund Operating Expenses(a)	1.01%
Fee Waivers and Expense Reimbursement(a)	-0.52%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.49%

(a)

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.49% of the Fund’s average daily net assets per year until at least September 1, 2016. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$50
3	$270
5	$507
10	$1,189

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The EM Aggregate Bond Index is comprised of sovereign bonds and corporate bonds denominated in U.S. dollars, Euros or local currencies of an emerging market country. As of June 30, 2015, emerging market countries represented in the EM Aggregate Bond Index include Angola, Argentina, Azerbaijan, Bahrain, Bangladesh, Barbados, Belize, Bolivia, Brazil, Bulgaria, Chile, China, Colombia, Costa Rica, Côte d’Ivoire, Croatia, Czech Republic, Dominican Republic, Ecuador, Egypt, El Salvador, Gabon, Georgia, Ghana, Guatemala, Honduras, Hong Kong, Hungary, India, Indonesia, Iraq, Israel, Jamaica, Jordan,

Kazakhstan, Kenya, Kuwait, Latvia, Lebanon, Lithuania, Malaysia, Mexico, Mongolia, Morocco, Namibia, Nigeria, Oman, Pakistan, Panama, Paraguay, Peru, Philippines, Poland, Qatar, Romania, Russia, Saudi Arabia, Senegal, Serbia, South Africa, Sri Lanka, Thailand, Tunisia, Turkey, Ukraine, United Arab Emirates, Uruguay, Venezuela, Vietnam and Zambia. The EM Aggregate Bond Index includes both investment grade and below investment grade rated securities. As of June 30, 2015, the EM Aggregate Bond Index included approximately 2,228 bonds of 773 issuers. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the EM Aggregate Bond Index. Because of the practical difficulties and expense of purchasing all of the securities in the EM Aggregate Bond Index, the Fund does not purchase all of the securities in the EM Aggregate Bond Index. Instead, the Adviser utilizes a “sampling” methodology in seeking to achieve the Fund’s objective. As such, the Fund may purchase a subset of the bonds in the EM Aggregate Bond Index in an effort to hold a portfolio of bonds with generally the same risk and return characteristics of the EM Aggregate Bond Index.

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the EM Aggregate Bond Index concentrates in an industry or group of industries. As of April 30, 2015, each of the financial services and energy sectors represented a significant portion of the Fund.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.

Risk of Investing in Emerging Market Issuers. The countries in which the Fund will generally invest are considered to be emerging markets. Investments in securities of emerging market issuers are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the United States. Market risks may include economies that concentrate in only a few industries, securities issues that are held by only a few investors, liquidity issues and limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

Credit Risk. Bonds are subject to credit risk. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt or to otherwise honor its obligations. Bonds are subject to varying degrees of credit risk which may be reflected in credit ratings. There is a possibility that the credit rating of a bond may be downgraded after purchase or the perception of an issuer’s credit worthiness may decline, which may adversely affect the value of the security.

Interest Rate Risk. Bonds are also subject to interest rate risk. Interest rate risk refers to fluctuations in the value of a bond resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most bonds go down. When the general level of interest rates goes down, the prices of most bonds go up. The historically low interest rate environment increases the risk associated with rising interest rates, including the potential for periods of volatility and increased redemptions. The Fund may face a heightened level of interest rate risk, since the U.S. Federal Reserve Board recently ended its quantitative easing program and may begin to raise rates. In addition, bonds with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than bonds with shorter durations.

Sovereign Bond Risk. Investments in sovereign bonds involve special risks not present in corporate bonds. The governmental authority that controls the repayment of the bonds may be unable or unwilling to make interest payments and/or repay the principal on its bonds or to otherwise honor its obligations. If an issuer of sovereign bonds defaults on payments of principal and/or interest, the Fund may have limited recourse against the issuer. During periods of economic uncertainty, the market prices of sovereign bonds, and the Fund’s net asset value (“NAV”), may be more volatile than prices of corporate bonds, which may result in losses. In the past, certain governments of emerging market countries have declared themselves unable to meet their financial obligations on a timely basis, which has resulted in losses for holders of sovereign bonds.

Foreign Currency Risk. Because some or all the Fund’s assets will be invested in debt denominated in foreign currencies, the income received by the Fund from these investments may be in foreign currencies. The Fund’s exposure to foreign currencies and changes in the value of foreign currencies versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies. The value of

MARKET VECTORS EMERGING MARKETS AGGREGATE BOND ETF (continued)

an emerging market country’s currency may be subject to a high degree of fluctuation. This fluctuation may be due to changes in interest rates, investors’ expectations concerning inflation and interest rates, the emerging market country’s debt levels and trade deficit, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. The economies of certain emerging market countries can be significantly affected by currency devaluations. Certain emerging market countries may also have managed currencies which are maintained at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system could lead to sudden and large adjustments in the currency, which in turn, can have a negative effect on the Fund and its investments.

High Yield Securities Risk. Securities rated below investment grade are commonly referred to as high yield securities or “junk bonds.” Junk bonds are often issued by issuers that are restructuring, are smaller or less creditworthy than other issuers, or are more highly indebted than other issuers. Junk bonds are subject to greater risk of loss of income and principal than higher rated securities and are considered speculative. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual issuer developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Fund may incur additional expenses to seek recovery. The secondary market for securities that are junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of and the Fund’s ability to arrive at a fair value for certain securities. The illiquidity of the market also could make it difficult for the Fund to sell certain securities in connection with a rebalancing of the EM Aggregate Bond Index. In addition, periods of economic uncertainty and change may result in an increased volatility of market prices of high yield securities and a corresponding volatility in the Fund’s NAV.

Risk of Investing in the Financial Services Sector. To the extent that the financial services sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the financial services sector. Companies in the financial services sector may be subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. The profitability of companies in the financial services sector may be adversely affected by increases in interest rates, by loan losses, which usually increase in economic downturns, and by credit rating downgrades. In addition, the financial services sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Furthermore, some companies in the financial services sector perceived as benefitting from government intervention in the past may be subject to future government-imposed restrictions on their businesses or face increased government involvement in their operations. Increased government involvement in the financial services sector, including measures such as taking ownership positions in financial institutions, could result in a dilution of the Fund’s investments in financial institutions. Recent developments in the credit markets may cause companies operating in the financial services sector to incur large losses, experience declines in the value of their assets and even cease operations.

Risk of Investing in the Energy Sector. To the extent that the energy sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the energy sector. Companies operating in the energy sector are subject to risks including, but not limited to, economic growth, worldwide demand, political instability in the regions that the companies operate, government regulation stipulating rates charged by utilities, interest rate sensitivity, oil price volatility, energy conservation, environmental policies, depletion of resources and the cost of providing the specific utility services. Recently, the price of oil has declined significantly and experienced significant volatility, which has adversely impacted companies operating in the energy sector. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in bonds, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Call Risk. The Fund may invest in callable bonds. If interest rates fall, it is possible that issuers of callable securities will “call” (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during or following a period of declining interest rates, the Fund is likely to have to replace such called security with a lower yielding security. If that were to happen, it would decrease the Fund’s net investment income.

Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries.

Sampling Risk. The Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the EM Aggregate Bond Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the EM Aggregate Bond Index. Conversely, a positive development relating to an issuer of securities in the EM Aggregate Bond Index that is not held by the Fund could cause the Fund to underperform the EM Aggregate Bond Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Index Tracking Risk. The Fund’s return may not match the return of the EM Aggregate Bond Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the EM Aggregate Bond Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the EM Aggregate Bond Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein). The Fund also bears the costs and risks associated with buying and selling securities while such costs are not factored into the return of the EM Aggregate Bond Index. The Fund may not be fully invested at times either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions or pay expenses. In addition, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the EM Aggregate Bond Index as would be the case if the Fund purchased all of the securities in the EM Aggregate Bond Index in the proportions in which they are represented in the EM Aggregate Bond Index. The Fund is expected to value certain of its investments based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the EM Aggregate Bond Index is based on securities’ closing prices on local foreign markets (i.e., the value of the EM Aggregate Bond Index is not based on fair value prices), the Fund’s ability to track the EM Aggregate Bond Index may be adversely affected. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the EM Aggregate Bond Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the EM Aggregate Bond Index.

Risk of Cash Transactions. Unlike other exchange-traded funds (“ETFs”), the Fund expects to effect its creations and redemptions partially for cash, rather than in-kind securities. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any bond fund, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the EM Aggregate Bond Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Premium/Discount Risk. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. Because certain of the Fund’s underlying securities trade in markets that are closed when the NYSE Arca, Inc. (i.e., the exchange that Shares of the Fund trade on) is open, there are likely to be deviations between the current pricing of an underlying security and the closing security’s price (i.e., the last quote from its closed foreign market) resulting in premiums or discounts to NAV that may be greater than those experienced by other ETFs.

Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in obligations of a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the EM Aggregate Bond Index concentrates in a particular sector or sectors or industry or group of industries. By concentrating its assets in a particular sector or sectors or industry or industries, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on that sector or sectors or industry or group of industries will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

MARKET VECTORS EMERGING MARKETS AGGREGATE BOND ETF (continued)

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year and since inception periods compared with the Fund’s benchmark index. All returns assume reinvestment of dividends and distributions. Prior to December 10, 2013, the Fund sought to replicate as closely as possible, before fees and expenses, the price and yield performance of an index called The BofA Merrill Lynch Broad Latin America Bond Index (the “Prior Index”). Therefore index data prior to December 10, 2013, reflects that of the Prior Index. From December 10, 2013, the index data reflects that of the EM Aggregate Bond Index. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.marketvectorsetfs.com.

Annual Total Returns (%)—Calendar Years

The year-to-date total return as of June 30, 2015 was -0.01%.

Best Quarter:	7.04%	1Q ’12
Worst Quarter:	-6.98%	2Q ’13

Average Annual Total Returns for the Periods Ended December 31, 2014

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Since Inception (5/11/2011)

Market Vectors Emerging Markets Aggregate Bond ETF (return before taxes)	-1.20%	1.39%
Market Vectors Emerging Markets Aggregate Bond ETF (return after taxes on distributions)	-2.79%	-0.14%
Market Vectors Emerging Markets Aggregate Bond ETF (return after taxes on distributions and sale of Fund Shares)	-0.64%	0.50%
Market Vectors EM Aggregate Bond Index* (reflects no deduction for fees, expenses or taxes)	-0.42%	3.10%

*

Prior to December 10, 2013, the Fund sought to replicate as closely as possible, before fees and expenses, the price and yield performance of the Prior Index. Therefore index data prior to December 10, 2013, reflects that of the Prior Index. From December 10, 2013, the index data reflects that of the EM Aggregate Bond Index.

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Manager. The following individual is primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Francis G. Rodilosso	Portfolio Manager	September 2012

PURCHASE AND SALE OF FUND SHARES

For important information about the purchase and sale of Fund Shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to “Summary Information about Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” on page 52 of this Prospectus.

MARKET VECTORS EMERGING MARKETS HIGH YIELD BOND ETF

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

Market Vectors Emerging Markets High Yield Bond ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of The BofA Merrill Lynch Diversified High Yield US Emerging Markets Corporate Plus Index (the “Emerging Markets High Yield Index”).

FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.40%
Other Expenses	0.07%

Total Annual Fund Operating Expenses(a)	0.47%
Fee Waivers and Expense Reimbursement(a)	-0.07%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.40%

(a)

Van Eck Associates Corporation (the “Adviser”) has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.40% of the Fund’s average daily net assets per year until at least September 1, 2016. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$41
3	$144
5	$256
10	$585

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Emerging Markets High Yield Index is comprised of U.S. dollar denominated bonds issued by non-sovereign emerging market issuers that are rated BB1 or lower (based on an average of ratings from Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Rating Services (“S&P”) and Fitch International Rating Agency (“Fitch”)) and that are issued in the major domestic and Eurobond markets. In order to qualify for inclusion in the Emerging Markets High Yield Index, an issuer must

MARKET VECTORS EMERGING MARKETS HIGH YIELD BOND ETF (continued)

have risk exposure to countries other than members of the FX Group of Ten, all Western European countries and territories of the United States and Western European countries. The FX Group of Ten includes all Euro members, Australia, Canada, Japan, New Zealand, Norway, Sweden, Switzerland, the United Kingdom and the United States. As of June 30, 2015, the Emerging Markets High Yield Index included 485 below investment grade bonds of 288 issuers and the weighted average maturity of the Emerging Markets High Yield Index was 5.60 years. As of the same date, approximately 74% of the Emerging Markets High Yield Index was comprised of Rule 144A securities. Such bonds may include quasi-sovereign bonds. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Emerging Markets High Yield Index. Because of the practical difficulties and expense of purchasing all of the securities in the Emerging Markets High Yield Index, the Fund does not purchase all of the securities in the Emerging Markets High Yield Index. Instead, the Adviser utilizes a “sampling” methodology in seeking to achieve the Fund’s objective. As such, the Fund may purchase a subset of the bonds in the Emerging Markets High Yield Index in an effort to hold a portfolio of bonds with generally the same risk and return characteristics of the Emerging Markets High Yield Index.

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Emerging Markets High Yield Index concentrates in an industry or group of industries. As of June 30, 2015, the Fund was concentrated in the financial services sector, and the energy sector represented a significant portion of the Fund.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.

High Yield Securities Risk. Securities rated below investment grade are commonly referred to as high yield securities or “junk bonds.” Junk bonds are often issued by issuers that are restructuring, are smaller or less creditworthy than other issuers, or are more highly indebted than other issuers. Junk bonds are subject to greater risk of loss of income and principal than higher rated securities and are considered speculative. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual issuer developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Fund may incur additional expenses to seek recovery. The secondary market for securities that are junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of and the Fund’s ability to arrive at a fair value for certain securities. The illiquidity of the market also could make it difficult for the Fund to sell certain securities in connection with a rebalancing of the Emerging Markets High Yield Index. In addition, periods of economic uncertainty and change may result in an increased volatility of market prices of high yield securities and a corresponding volatility in the Fund’s net asset value (“NAV”).

Risk of Investing in Emerging Market Issuers. The countries in which the Fund will generally invest are considered to be emerging markets. Investments in securities of emerging market issuers are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the United States. Market risks may include economies that concentrate in only a few industries, securities issues that are held by only a few investors, liquidity issues and limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

Credit Risk. Bonds are subject to credit risk. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt or to otherwise honor its obligations. Bonds are subject to varying degrees of credit risk which may be reflected in credit ratings. There is a possibility that the credit rating of a bond may be downgraded after purchase or the perception of an issuer’s credit worthiness may decline, which may adversely affect the value of the security.

Interest Rate Risk. Bonds are also subject to interest rate risk. Interest rate risk refers to fluctuations in the value of a bond resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most bonds go down. When the general level of interest rates goes down, the prices of most bonds go up. The historically low interest rate environment increases the risk associated with rising interest rates, including the potential for periods of volatility and increased redemptions. The Fund may face a heightened level of interest rate risk, since the U.S. Federal Reserve Board recently ended its quantitative easing program and may begin to raise rates. In addition, bonds with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than bonds with shorter durations.

Restricted Securities Risk. Rule 144A securities are restricted securities. Restricted securities are securities that are not registered under the Securities Act of 1933, as amended (the “Securities Act”). They may be less liquid and more difficult to value than other investments because such securities may not be readily marketable. The Fund may not be able to sell a restricted security promptly or at a reasonable time or price. Although there may be a substantial institutional market for these securities, it is not possible to predict exactly how the market for such securities will develop or whether it will continue to exist. A restricted security that was liquid at the time of purchase may subsequently become illiquid and its value may decline as a result. In addition, transaction costs may be higher for restricted securities than for more liquid securities. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration.

Risk of Investing in the Financial Services Sector. To the extent that the Fund continues to be concentrated in the financial services sector, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the financial services sector. Companies in the financial services sector may be subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. The profitability of companies in the financial services sector may be adversely affected by increases in interest rates, by loan losses, which usually increase in economic downturns, and by credit rating downgrades. In addition, the financial services sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Furthermore, some companies in the financial services sector perceived as benefitting from government intervention in the past may be subject to future government-imposed restrictions on their businesses or face increased government involvement in their operations. Increased government involvement in the financial services sector, including measures such as taking ownership positions in financial institutions, could result in a dilution of the Fund’s investments in financial institutions. Recent developments in the credit markets may cause companies operating in the financial services sector to incur large losses, experience declines in the value of their assets and even cease operations.

Risk of Investing in the Energy Sector. To the extent that the energy sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the energy sector. Companies operating in the energy sector are subject to risks including, but not limited to, economic growth, worldwide demand, political instability in the regions that the companies operate, government regulation stipulating rates charged by utilities, interest rate sensitivity, oil price volatility, energy conservation, environmental policies, depletion of resources and the cost of providing the specific utility services. Recently, the price of oil has declined significantly and experienced significant volatility, which has adversely impacted companies operating in the energy sector. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in bonds, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Call Risk. The Fund may invest in callable bonds. If interest rates fall, it is possible that issuers of callable securities will “call” (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during or following a period of declining interest rates, the Fund is likely to have to replace such called security with a lower yielding security. If that were to happen, it would decrease the Fund’s net investment income.

Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries.

Sampling Risk. The Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the Emerging Markets High Yield Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Emerging Markets High Yield Index. Conversely, a positive development relating to an issuer of securities in the Emerging

MARKET VECTORS EMERGING MARKETS HIGH YIELD BOND ETF (continued)

Markets High Yield Index that is not held by the Fund could cause the Fund to underperform the Emerging Markets High Yield Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Index Tracking Risk. The Fund’s return may not match the return of the Emerging Markets High Yield Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Emerging Markets High Yield Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Emerging Markets High Yield Index. The Fund also bears the costs and risks associated with buying and selling securities while such costs and risks are not factored into the return of the Emerging Markets High Yield Index. The Fund may not be fully invested at times either as a result of cash flows into the Fund or reserves of cash held by the Fund to pay expenses. In addition, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Emerging Markets High Yield Index as would be the case if the Fund purchased all of the securities in the Emerging Markets High Yield Index in the proportions in which they are represented in the Emerging Markets High Yield Index. The Fund is expected to value certain of its investments based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Emerging Markets High Yield Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Emerging Markets High Yield Index is not based on fair value prices), the Fund’s ability to track the Emerging Markets High Yield Index may be adversely affected. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Emerging Markets High Yield Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Emerging Markets High Yield Index.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any bond fund, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Emerging Markets High Yield Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Premium/Discount Risk. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. Because certain of the Fund’s underlying securities trade in markets that are closed when the NYSE Arca, Inc. (i.e., the exchange that Shares of the Fund trade on) is open, there are likely to be deviations between the current pricing of an underlying security and the closing security’s price (i.e., the last quote from its closed foreign market) resulting in premiums or discounts to NAV that may be greater than those experienced by other ETFs.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Emerging Markets High Yield Index concentrates in a particular sector or sectors or industry or group of industries. To the extent the Fund’s investments continue to be concentrated in the financial services sector, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on that sector will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year and since inception periods compared with the Fund’s benchmark index. All returns assume reinvestment of dividends and distributions. Prior to May 13, 2015, the Fund sought to replicate as closely as possible, before fees and expenses, the price and yield performance of an index called The BofA Merrill Lynch High Yield US Emerging Markets Liquid Corporate Plus Index (the “Prior Index”). Therefore index data prior to May 13, 2015 reflects that of the Prior Index. From May 13, 2015, the index data reflects that of the Emerging Markets High Yield Index. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.marketvectorsetfs.com.

Annual Total Returns (%)—Calendar Years

The year-to-date total return as of June 30, 2015 was 8.10%.

Best Quarter:	4.99%	2Q ’14
Worst Quarter:	-7.19%	4Q ’14

Average Annual Total Returns for the Periods Ended December 31, 2014

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Since Inception (5/8/2012)

Market Vectors Emerging Markets High Yield Bond ETF (return before taxes)	-2.25%	3.14%
Market Vectors Emerging Markets High Yield Bond ETF (return after taxes on distributions)	-4.80%	0.66%
Market Vectors Emerging Markets High Yield Bond ETF (return after taxes on distributions and sale of Fund Shares)	-1.18%	1.39%
The BofA Merrill Lynch Diversified High Yield US Emerging Markets Corporate Plus Index* (reflects no deduction for fees, expenses or taxes)	-2.18%	3.79%

*

Prior to May 13, 2015, the Fund sought to replicate as closely as possible, before fees and expenses, the price and yield performance of the Prior Index. Therefore index data prior to May 13, 2015 reflects that of the Prior Index. From May 13, 2015, the index data reflects that of the Emerging Markets High Yield Index.

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Manager. The following individual is primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Francis G. Rodilosso	Portfolio Manager	September 2012

PURCHASE AND SALE OF FUND SHARES

For important information about the purchase and sale of Fund Shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to “Summary Information about Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” on page 52 of this Prospectus.

MARKET VECTORS EMERGING MARKETS LOCAL CURRENCY BOND ETF

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

Market Vectors Emerging Markets Local Currency Bond ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the J.P. Morgan GBI-EMG Core (the “Emerging Markets Index”).

FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.35%
Other Expenses	0.14%

Total Annual Fund Operating Expenses(a)	0.49%
Fee Waivers and Expense Reimbursement(a)	-0.02%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.47%

(a)

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.47% of the Fund’s average daily net assets per year until at least September 1, 2016. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$48
3	$155
5	$272
10	$614

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 36% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Emerging Markets Index is comprised of bonds issued by emerging market governments and denominated in the local currency of the issuer. As of June 30, 2015, the Emerging Markets Index included 197 bonds of 16 sovereign issuers. This 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Emerging Markets Index. Because of the practical difficulties and expense of purchasing all of the securities in the Emerging Markets Index, the Fund does not purchase all of the securities in the Emerging Markets Index. Instead, the Adviser utilizes a “sampling” methodology in seeking to achieve the Fund’s objective. As such, the Fund may purchase a subset of the bonds in the Emerging Markets Index in an effort to hold a portfolio of bonds with generally the same risk and return characteristics of the Emerging Markets Index.

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Emerging Markets Index concentrates in an industry or group of industries.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.

Risk of Investing in Emerging Market Issuers. The countries in which the Fund will generally invest are considered to be emerging markets. Investments in securities of emerging market issuers are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the United States. Market risks may include economies that concentrate in only a few industries, securities issues that are held by only a few investors, liquidity issues and limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

High Yield Securities Risk. Securities rated below investment grade are commonly referred to as high yield securities or "junk bonds." Junk bonds are often issued by issuers that are restructuring, are smaller or less creditworthy than other issuers, or are more highly indebted than other issuers. Junk bonds are subject to greater risk of loss of income and principal than higher rated securities and are considered speculative. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual issuer developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Fund may incur additional expenses to seek recovery. The secondary market for securities that are junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of and the Fund’s ability to arrive at a fair value for certain securities. The illiquidity of the market also could make it difficult for the Fund to sell certain securities in connection with a rebalancing of the Emerging Markets Index. In addition, periods of economic uncertainty and change may result in an increased volatility of market prices of high yield securities and a corresponding volatility in the Fund’s net asset value (“NAV”).

Credit Risk. Bonds are subject to credit risk. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt or to otherwise honor its obligations. Bonds are subject to varying degrees of credit risk which may be reflected in credit ratings. There is a possibility that the credit rating of a bond may be downgraded after purchase or the perception of an issuer’s credit worthiness may decline, which may adversely affect the value of the security.

Interest Rate Risk. Bonds are also subject to interest rate risk. Interest rate risk refers to fluctuations in the value of a bond resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most bonds go down. When the general level of interest rates goes down, the prices of most bonds go up. The historically low interest rate environment increases the risk associated with rising interest rates, including the potential for periods of volatility and increased redemptions. The Fund may face a heightened level of interest rate risk, since the U.S. Federal Reserve Board recently ended its quantitative easing program and may begin to raise rates. In addition, bonds with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than bonds with shorter durations.

Sovereign Bond Risk. Investments in sovereign bonds involves special risks not present in corporate bonds. The governmental authority that controls the repayment of the bonds may be unable or unwilling to make interest payments and/or repay the principal on its bonds or to otherwise honor its obligations. If an issuer of sovereign bonds defaults on payments of principal and/or interest, the Fund may have limited recourse against the issuer. During periods of economic uncertainty, the market prices of sovereign bonds, and the Fund’s NAV, may be more volatile than prices of corporate bonds,

MARKET VECTORS EMERGING MARKETS LOCAL CURRENCY BOND ETF (continued)

which may result in losses. In the past, certain governments of emerging market countries have declared themselves unable to meet their financial obligations on a timely basis, which has resulted in losses for holders of sovereign bonds.

Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries.

Foreign Currency Risk. Because the Fund’s assets generally will be invested in debt denominated in foreign currencies, the income received by the Fund from these investments will generally be in foreign currencies. The Fund’s exposure to foreign currencies and changes in the value of foreign currencies versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies. The value of an emerging market country’s currency may be subject to a high degree of fluctuation. This fluctuation may be due to changes in interest rates, investors’ expectations concerning inflation and interest rates, the emerging market country’s debt levels and trade deficit, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. The economies of certain emerging market countries can be significantly affected by currency devaluations. Certain emerging market countries may also have managed currencies which are maintained at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system could lead to sudden and large adjustments in the currency, which in turn, can have a negative effect on the Fund and its investments.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in bonds, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Sampling Risk. The Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the Emerging Markets Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Emerging Markets Index. Conversely, a positive development relating to an issuer of securities in the Emerging Markets Index that is not held by the Fund could cause the Fund to underperform the Emerging Markets Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Index Tracking Risk. The Fund’s return may not match the return of the Emerging Markets Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Emerging Markets Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Emerging Markets Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein). The Fund also bears the costs and risks associated with buying and selling securities while such costs are not factored into the return of the Emerging Markets Index. The Fund may not be fully invested at times either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions or pay expenses. In addition, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Emerging Markets Index as would be the case if the Fund purchased all of the securities in the Emerging Markets Index in the proportions in which they are represented in the Emerging Markets Index. The Fund is expected to value certain of its investments based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Emerging Markets Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Emerging Markets Index is not based on fair value prices), the Fund’s ability to track the Emerging Markets Index may be adversely affected. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Emerging Markets Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Emerging Markets Index.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any bond fund, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Emerging Markets Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Risk of Cash Transactions. Unlike other exchange-traded funds (“ETFs”), the Fund expects to effect its creations and redemptions partially for cash, rather than in-kind securities. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF.

Premium/Discount Risk. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. Because the Fund’s underlying securities trade in markets that are closed when the NYSE Arca, Inc. (i.e., the exchange that Shares of the Fund trade on) is open, there are likely to be deviations between the current pricing of an underlying security and the closing security’s price (i.e., the last quote from its closed foreign market) resulting in premiums or discounts to NAV that may be greater than those experienced by other ETFs.

Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in obligations of a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Emerging Markets Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund’s investments are concentrated in a particular sector or sectors or industry or group of industries, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on that sector or sectors or industry or group of industries will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year and since inception periods compared with the Fund’s benchmark index. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.marketvectorsetfs.com.

Annual Total Returns (%)—Calendar Years

The year-to-date total return as of June 30, 2015 was -4.36%.

Best Quarter:	8.68%	1Q ’12
Worst Quarter:	-8.92%	3Q ’11

MARKET VECTORS EMERGING MARKETS LOCAL CURRENCY BOND ETF (continued)

Average Annual Total Returns for the Periods Ended December 31, 2014

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Since Inception (7/22/2010)

Market Vectors Emerging Markets Local Currency Bond ETF (return before taxes)	-5.62%	0.83%
Market Vectors Emerging Markets Local Currency Bond ETF (return after taxes on distributions)	-7.11%	-0.81%
Market Vectors Emerging Markets Local Currency Bond ETF (return after taxes on distributions and sale of Fund Shares)	-3.11%	0.08%
J.P. Morgan GBI-EMG Core Index (reflects no deduction for fees, expenses or taxes)	-5.19%	1.74%

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Manager. The following individual is primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Francis G. Rodilosso	Portfolio Manager	September 2012

PURCHASE AND SALE OF FUND SHARES

For important information about the purchase and sale of Fund Shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to “Summary Information about Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” on page 52 of this Prospectus.

MARKET VECTORS FALLEN ANGEL HIGH YIELD BOND ETF

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

Market Vectors Fallen Angel High Yield Bond ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of The BofA Merrill Lynch US Fallen Angel High Yield Index (the “Fallen Angel Index”).

FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.40%
Other Expenses	0.50%

Total Annual Fund Operating Expenses(a)	0.90%
Fee Waivers and Expense Reimbursement(a)	-0.50%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.40%

(a)

Van Eck Associates Corporation (the “Adviser”) has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.40% of the Fund’s average daily net assets per year until at least September 1, 2016. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$41
3	$237
5	$449
10	$1,062

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 50% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Fallen Angel Index is comprised of below investment grade corporate bonds denominated in U.S. dollars that were rated investment grade at the time of issuance. Qualifying securities must be issued in the U.S. domestic market and have a below investment grade rating (based on an average of ratings from Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Rating Services (“S&P”) and Fitch International Rating Agency (“Fitch”)). Defaulted securities are excluded from the Fallen Angel Index.

MARKET VECTORS FALLEN ANGEL HIGH YIELD BOND ETF (continued)

The Fallen Angel Index is comprised of bonds issued by both U.S. and non-U.S. issuers. The country of risk of qualifying issuers must be a member of the FX Group of Ten, a Western European nation, or a territory of the United States or a Western European nation. The FX Group of Ten includes all Euro members, Australia, Canada, Japan, New Zealand, Norway, Sweden, Switzerland, the United Kingdom and the United States. As of June 30, 2015, the Fallen Angel Index included 322 below investment grade bonds of 130 issuers and approximately 18% of the Fallen Angel Index was comprised of Rule 144A securities. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Fallen Angel Index. Because of the practical difficulties and expense of purchasing all of the securities in the Fallen Angel Index, the Fund does not purchase all of the securities in the Fallen Angel Index. Instead, the Adviser utilizes a “sampling” methodology in seeking to achieve the Fund’s objective. As such, the Fund may purchase a subset of the bonds in the Fallen Angel Index in an effort to hold a portfolio of bonds with generally the same risk and return characteristics of the Fallen Angel Index.

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Fallen Angel Index concentrates in an industry or group of industries. As of April 30, 2015, the Fund was concentrated in the financial services sector, and each of the energy, basic materials and telecommunications sectors represented a significant portion of the Fund.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.

High Yield Securities Risk. Securities rated below investment grade are commonly referred to as high yield securities or “junk bonds.” Junk bonds are often issued by issuers that are restructuring, are smaller or less creditworthy than other issuers, or are more highly indebted than other issuers. Junk bonds are subject to greater risk of loss of income and principal than higher rated securities and are considered speculative. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual issuer developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Fund may incur additional expenses to seek recovery. The secondary market for securities that are junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of and the Fund’s ability to arrive at a fair value for certain securities. The illiquidity of the market also could make it difficult for the Fund to sell certain securities in connection with a rebalancing of the Fallen Angel Index. In addition, periods of economic uncertainty and change may result in an increased volatility of market prices of high yield securities and a corresponding volatility in the Fund’s net asset value (“NAV”).

Credit Risk. Bonds are subject to credit risk. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt or to otherwise honor its obligations. Bonds are subject to varying degrees of credit risk which may be reflected in credit ratings. There is a possibility that the credit rating of a bond may be downgraded after purchase or the perception of an issuer’s credit worthiness may decline, which may adversely affect the value of the security.

Interest Rate Risk. Bonds are also subject to interest rate risk. Interest rate risk refers to fluctuations in the value of a bond resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most bonds go down. When the general level of interest rates goes down, the prices of most bonds go up. The historically low interest rate environment increases the risk associated with rising interest rates, including the potential for periods of volatility and increased redemptions. The Fund may face a heightened level of interest rate risk, since the U.S. Federal Reserve Board recently ended its quantitative easing program and may begin to raise rates. In addition, bonds with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than bonds with shorter durations.

Restricted Securities Risk. Rule 144A securities are restricted securities. Restricted securities are securities that are not registered under the Securities Act of 1933, as amended (the “Securities Act”). They may be less liquid and more difficult to value than other investments because such securities may not be readily marketable. The Fund may not be able to sell a restricted security promptly or at a reasonable time or price. Although there may be a substantial institutional market for these securities, it is not possible to predict exactly how the market for such securities will develop or whether it will continue to exist. A restricted security that was liquid at the time of purchase may subsequently become illiquid and its value may decline as a result. In addition, transaction costs may be higher for restricted securities than for more liquid securities. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in bonds, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Call Risk. The Fund may invest in callable bonds. If interest rates fall, it is possible that issuers of callable securities will “call” (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during or following a period of declining interest rates, the Fund is likely to have to replace such called security with a lower yielding security. If that were to happen, it would decrease the Fund’s net investment income.

Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries.

Risk of Investing in the Financial Services Sector. To the extent that the Fund continues to be concentrated in the financial services sector, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the financial services sector. Companies in the financial services sector may be subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. The profitability of companies in the financial services sector may be adversely affected by increases in interest rates, by loan losses, which usually increase in economic downturns, and by credit rating downgrades. In addition, the financial services sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Furthermore, some companies in the financial services sector perceived as benefitting from government intervention in the past may be subject to future government-imposed restrictions on their businesses or face increased government involvement in their operations. Increased government involvement in the financial services sector, including measures such as taking ownership positions in financial institutions, could result in a dilution of the Fund’s investments in financial institutions. Recent developments in the credit markets may cause companies operating in the financial services sector to incur large losses, experience declines in the value of their assets and even cease operations.

Risk of Investing in the Energy Sector. To the extent that the energy sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the energy sector. Companies operating in the energy sector are subject to risks including, but not limited to, economic growth, worldwide demand, political instability in the regions that the companies operate, government regulation stipulating rates charged by utilities, interest rate sensitivity, oil price volatility, energy conservation, environmental policies, depletion of resources and the cost of providing the specific utility services. Recently, the price of oil has declined significantly and experienced significant volatility, which has adversely impacted companies operating in the energy sector. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters.

Risk of Investing in the Basic Materials Sector. To the extent that the basic materials sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the basic materials sector. Companies engaged in the production and distribution of basic materials may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Risk of Investing in the Telecommunications Sector. To the extent that the telecommunications sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the telecommunications sector. Companies in the telecommunications sector may be affected by industry competition, substantial capital requirements, government regulations and obsolescence of telecommunications products and services due to technological advancement.

Sampling Risk. The Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the Fallen Angel Index. As a result, an adverse development respecting an issuer of securities held by the Fund

MARKET VECTORS FALLEN ANGEL HIGH YIELD BOND ETF (continued)

could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Fallen Angel Index. Conversely, a positive development relating to an issuer of securities in the Fallen Angel Index that is not held by the Fund could cause the Fund to underperform the Fallen Angel Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Index Tracking Risk. The Fund’s return may not match the return of the Fallen Angel Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Fallen Angel Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Fallen Angel Index. The Fund also bears the costs and risks associated with buying and selling securities while such costs and risks are not factored into the return of the Fallen Angel Index. The Fund may not be fully invested at times either as a result of cash flows into the Fund or reserves of cash held by the Fund to pay expenses. In addition, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Fallen Angel Index as would be the case if the Fund purchased all of the securities in the Fallen Angel Index in the proportions in which they are represented in the Fallen Angel Index. The Fund is expected to value certain of its investments based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Fallen Angel Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Fallen Angel Index is not based on fair value prices), the Fund’s ability to track the Fallen Angel Index may be adversely affected. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Fallen Angel Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Fallen Angel Index.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any bond fund, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Fallen Angel Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Premium/Discount Risk. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. Because certain of the Fund’s underlying securities trade in markets that are closed when the NYSE Arca, Inc. (i.e., the exchange that Shares of the Fund trade on) is open, there are likely to be deviations between the current pricing of an underlying security and the closing security’s price (i.e., the last quote from its closed foreign market) resulting in premiums or discounts to NAV that may be greater than those experienced by other ETFs.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Fallen Angel Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund’s investments continue to be concentrated in the financial services sector, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on that sector will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year and since inception periods compared with the Fund’s benchmark index. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.marketvectorsetfs.com.

Annual Total Returns (%)—Calendar Years

The year-to-date total return as of June 30, 2015 was 5.08%.

Best Quarter:	4.29%	1Q ’14
Worst Quarter:	-1.56%	4Q ’14

Average Annual Total Returns for the Periods Ended December 31, 2014

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Since Inception (4/10/2012)

Market Vectors Fallen Angel High Yield Bond ETF (return before taxes)	5.27%	8.66%
Market Vectors Fallen Angel High Yield Bond ETF (return after taxes on distributions)	2.76%	6.09%
Market Vectors Fallen Angel High Yield Bond ETF (return after taxes on distributions and sale of Fund Shares)	3.05%	5.55%
The BofA Merrill Lynch US Fallen Angel High Yield Index (reflects no deduction for fees, expenses or taxes)	7.09%	11.15%

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Manager. The following individual is primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Francis G. Rodilosso	Portfolio Manager	April 2012

PURCHASE AND SALE OF FUND SHARES

For important information about the purchase and sale of Fund Shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to “Summary Information about Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” on page 52 of this Prospectus.

MARKET VECTORS INTERNATIONAL HIGH YIELD BOND ETF

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

Market Vectors International High Yield Bond ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of The BofA Merrill Lynch Global Ex-US Issuers High Yield Constrained Index (the “High Yield Index”).

FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.40%
Other Expenses	0.14%

Total Annual Fund Operating Expenses(a)	0.54%
Fee Waivers and Expense Reimbursement(a)	-0.14%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.40%

(a)

Van Eck Associates Corporation (the “Adviser”) has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.40% of the Fund’s average daily net assets per year until at least September 1, 2016. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$41
3	$159
5	$288
10	$664

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 37% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The High Yield Index is comprised of below investment grade bonds issued by corporations located throughout the world (which may include emerging market countries) excluding the United States denominated in Euros, U.S. dollars, Canadian dollars or pound sterling issued in the major domestic or eurobond markets. Qualifying securities must have a below investment grade rating (based on an average of ratings from Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Rating Services

(“S&P”) and Fitch International Rating Agency (“Fitch”)). As of June 30, 2015, the High Yield Index included 1,706 below investment grade securities of 838 issuers and approximately 41.2% of the High Yield Index was comprised of Rule 144A securities. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the High Yield Index. Because of the practical difficulties and expense of purchasing all of the securities in the High Yield Index, the Fund does not purchase all of the securities in the High Yield Index. Instead, the Adviser utilizes a “sampling” methodology in seeking to achieve the Fund’s objective. As such, the Fund may purchase a subset of the bonds in the High Yield Index in an effort to hold a portfolio of bonds with generally the same risk and return characteristics of the High Yield Index.

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the High Yield Index concentrates in an industry or group of industries. As of April 30, 2015, the Fund was concentrated in the financial services sector, and each of the telecommunications, energy, industrials and consumer discretionary sectors represented a significant portion of the Fund.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.

High Yield Securities Risk. Securities rated below investment grade are commonly referred to as high yield securities or “junk bonds.” Junk bonds are often issued by issuers that are restructuring, are smaller or less creditworthy than other issuers, or are more highly indebted than other issuers. Junk bonds are subject to greater risk of loss of income and principal than higher rated securities and are considered speculative. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual issuer developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Fund may incur additional expenses to seek recovery. The secondary market for securities that are junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of and the Fund’s ability to arrive at a fair value for certain securities. The illiquidity of the market also could make it difficult for the Fund to sell certain securities in connection with a rebalancing of the High Yield Index. In addition, periods of economic uncertainty and change may result in an increased volatility of market prices of high yield securities and a corresponding volatility in the Fund’s net asset value (“NAV”).

Credit Risk. Bonds are subject to credit risk. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt or to otherwise honor its obligations. Bonds are subject to varying degrees of credit risk which may be reflected in credit ratings. There is a possibility that the credit rating of a bond may be downgraded after purchase or the perception of an issuer’s credit worthiness may decline, which may adversely affect the value of the security.

Interest Rate Risk. Bonds are also subject to interest rate risk. Interest rate risk refers to fluctuations in the value of a bond resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most bonds go down. When the general level of interest rates goes down, the prices of most bonds go up. The historically low interest rate environment increases the risk associated with rising interest rates, including the potential for periods of volatility and increased redemptions. The Fund may face a heightened level of interest rate risk, since the U.S. Federal Reserve Board recently ended its quantitative easing program and may begin to raise rates. In addition, bonds with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than bonds with shorter durations.

Restricted Securities Risk. Rule 144A securities are restricted securities. Restricted securities are securities that are not registered under the Securities Act of 1933, as amended (the “Securities Act”). They may be less liquid and more difficult to value than other investments because such securities may not be readily marketable. The Fund may not be able to sell a restricted security promptly or at a reasonable time or price. Although there may be a substantial institutional market for these securities, it is not possible to predict exactly how the market for such securities will develop or whether it will continue to exist. A restricted security that was liquid at the time of purchase may subsequently become illiquid and its value may decline as a result. In addition, transaction costs may be higher for restricted securities than for more liquid securities. The Fund may

MARKET VECTORS INTERNATIONAL HIGH YIELD BOND ETF (continued)

have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration.

Risk of Investing in the Financial Services Sector. To the extent that the Fund continues to be concentrated in the financial services sector, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the financial services sector. Companies in the financial services sector may be subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. The profitability of companies in the financial services sector may be adversely affected by increases in interest rates, by loan losses, which usually increase in economic downturns, and by credit rating downgrades. In addition, the financial services sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Furthermore, some companies in the financial services sector perceived as benefitting from government intervention in the past may be subject to future government-imposed restrictions on their businesses or face increased government involvement in their operations. Increased government involvement in the financial services sector, including measures such as taking ownership positions in financial institutions, could result in a dilution of the Fund’s investments in financial institutions. Recent developments in the credit markets may cause companies operating in the financial services sector to incur large losses, experience declines in the value of their assets and even cease operations.

Risk of Investing in the Telecommunications Sector. To the extent that the telecommunications sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the telecommunications sector. Companies in the telecommunications sector may be affected by industry competition, substantial capital requirements, government regulations and obsolescence of telecommunications products and services due to technological advancement.

Risk of Investing in the Energy Sector. To the extent that the energy sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the energy sector. Companies operating in the energy sector are subject to risks including, but not limited to, economic growth, worldwide demand, political instability in the regions that the companies operate, government regulation stipulating rates charged by utilities, interest rate sensitivity, oil price volatility, energy conservation, environmental policies, depletion of resources and the cost of providing the specific utility services. Recently, the price of oil has declined significantly and experienced significant volatility, which has adversely impacted companies operating in the energy sector. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters.

Risk of Investing in the Industrials Sector. To the extent that the industrials sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.

Risk of Investing in the Consumer Discretionary Sector. To the extent that the consumer discretionary sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the consumer discretionary sector. Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in bonds, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Call Risk. The Fund may invest in callable bonds. If interest rates fall, it is possible that issuers of callable securities will “call” (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during or following a period of declining interest rates, the Fund is likely to have to replace such called security with a lower yielding security. If that were to happen, it would decrease the Fund’s net investment income.

Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries.

Foreign Currency Risk. Because some or all the Fund’s assets will be invested in debt denominated in foreign currencies, the income received by the Fund from these investments may be in foreign currencies. The Fund’s exposure to foreign currencies and changes in the value of foreign currencies versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies. Several factors may affect the price of the Euro and British pound sterling, including the debt level and trade deficit of countries in the European Monetary Union (“EMU”) and the United Kingdom, inflation and interest rates of the EMU and the United Kingdom and investors’ expectations concerning inflation and interest rates and global or regional political, economic or financial events and situations. The European financial markets have recently experienced volatility and adverse trends due to economic downturns or concerns about rising government debt levels of certain European countries, each of which may require external assistance to meet its obligations and run the risk of default on its debt, possible bail-out by the rest of the European Union (“EU”) or debt restructuring. Assistance given to an EU member state may be dependent on a country’s implementation of reforms, including austerity measures, in order to curb the risk of default on its debt, and a failure to implement these reforms or increase revenues could result in a deep economic downturn. These events have adversely affected the exchange rate of the Euro and may adversely affect the Fund and its investments. In addition, one or more countries may abandon the Euro and the impact of these actions, especially in a disorderly manner, may have significant and far-reaching consequences on the Euro. The ongoing bailout program on behalf of Greece exacerbates these risks.

Risk of Investing in Emerging Market Issuers. Some countries in which the Fund may invest are considered to be emerging markets. Investments in securities of emerging market issuers are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the United States. Market risks may include economies that concentrate in only a few industries, securities issues that are held by only a few investors, liquidity issues and limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

Sampling Risk. The Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the High Yield Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the High Yield Index. Conversely, a positive development relating to an issuer of securities in the High Yield Index that is not held by the Fund could cause the Fund to underperform the High Yield Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Index Tracking Risk. The Fund’s return may not match the return of the High Yield Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the High Yield Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the High Yield Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein). The Fund also bears the costs and risks associated with buying and selling securities while such costs are not factored into the return of the High Yield Index. The Fund may not be fully invested at times either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions or pay expenses. In addition, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the High Yield Index as would be the case if the Fund purchased all of the securities in the High Yield Index in the proportions in which they are represented in the High Yield Index. The Fund is expected to value certain of its investments based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the High Yield Index is based on securities’ closing prices on local foreign markets (i.e., the value of the High Yield Index is not based on fair value prices), the Fund’s ability to track the High Yield Index may be adversely affected. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the High Yield Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the High Yield Index.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any bond fund, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the High Yield Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

MARKET VECTORS INTERNATIONAL HIGH YIELD BOND ETF (continued)

Risk of Cash Transactions. Unlike other exchange-traded funds (“ETFs”), the Fund expects to effect its creations and redemptions partially for cash, rather than in-kind securities. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF.

Premium/Discount Risk. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. Because the Fund’s underlying securities trade in markets that are closed when the NYSE Arca, Inc. (i.e., the exchange that Shares of the Fund trade on) is open, there are likely to be deviations between the current pricing of an underlying security and the closing security’s price (i.e., the last quote from its closed foreign market) resulting in premiums or discounts to NAV that may be greater than those experienced by other ETFs.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the High Yield Index concentrates in a particular sector or sectors or industry or group of industries. To the extent the Fund’s investments continue to be concentrated in the financial services sector, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on that sector will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year and since inception periods compared with the Fund’s benchmark index. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.marketvectorsetfs.com.

Annual Total Returns (%)—Calendar Years

The year-to-date total return as of June 30, 2015 was 1.39%.

Best Quarter:	4.90%	3Q ’13
Worst Quarter:	-4.52%	3Q ’14

Average Annual Total Returns for the Periods Ended December 31, 2014

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Since Inception (4/2/2012)

Market Vectors International High Yield Bond ETF (return before taxes)	-3.17%	5.66%
Market Vectors International High Yield Bond ETF (return after taxes on distributions)	-5.39%	3.24%
Market Vectors International High Yield Bond ETF (return after taxes on distributions and sale of Fund Shares)	-1.72%	3.33%
The BofA Merrill Lynch Global Ex-US Issuers High Yield Constrained Index (reflects no deduction for fees, expenses or taxes)	-2.83%	6.67%

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Manager. The following individual is primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Francis G. Rodilosso	Portfolio Manager	April 2012

PURCHASE AND SALE OF FUND SHARES

For important information about the purchase and sale of Fund Shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to “Summary Information about Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” on page 52 of this Prospectus.

MARKET VECTORS INVESTMENT GRADE FLOATING RATE ETF

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

Market Vectors Investment Grade Floating Rate ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Market Vectors® US Investment Grade Floating Rate Index (the “Floating Rate Index”).

FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.35%
Other Expenses	0.13%

Total Annual Fund Operating Expenses(a)	0.48%
Fee Waivers and Expense Reimbursement(b)	-0.34%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.14%

(a)

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.14% of the Fund’s average daily net assets per year until at least September 1, 2016. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

(b)	The “Fee Waivers and Expense Reimbursement” line item has been restated to reflect the Fund’s current fee waiver and/or expense limitation.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$14
3	$120
5	$235
10	$571

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Floating Rate Index is comprised of U.S. dollar-denominated floating rate notes issued by corporate entities or similar commercial entities that are public reporting companies in the United States and rated investment grade by at least one of three rating services: Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Rating Services (“S&P”) or Fitch International Rating Agency (“Fitch”). Investment grade securities are those rated Baa3 or higher by Moody’s or rated BBB- or higher by S&P or Fitch. The Fund may invest a significant portion of its assets in Rule 144A securities. As of June 30, 2015, the Floating Rate Index included 334 notes of 131 issuers and approximately 17% of the Floating Rate Index was comprised of Rule 144A securities. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Floating Rate Index. Because of the practical difficulties and expense of purchasing all of the securities in the Floating Rate Index, the Fund does not purchase all of the securities in the Floating Rate Index. Instead, the Adviser utilizes a “sampling” methodology in seeking to achieve the Fund’s objective. As such, the Fund may purchase a subset of the bonds in the Floating Rate Index in an effort to hold a portfolio of bonds with generally the same risk and return characteristics of the Floating Rate Index.

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Floating Rate Index concentrates in an industry or group of industries. As of April 30, 2015, the Fund was concentrated in the financial services sector.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.

Credit Risk. Bonds are subject to credit risk. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt or to otherwise honor its obligations. Bonds are subject to varying degrees of credit risk which may be reflected in credit ratings. There is a possibility that the credit rating of a bond may be downgraded after purchase or the perception of an issuer’s credit worthiness may decline, which may adversely affect the value of the security.

Interest Rate Risk. Bonds are also subject to interest rate risk. Interest rate risk refers to fluctuations in the value of a bond resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most bonds go down. When the general level of interest rates goes down, the prices of most bonds go up. The historically low interest rate environment increases the risk associated with rising interest rates, including the potential for periods of volatility and increased redemptions. The Fund may face a heightened level of interest rate risk, since the U.S. Federal Reserve Board recently ended its quantitative easing program and may begin to raise rates. In addition, bonds with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than bonds with shorter durations.

Risk of Investing in the Financial Services Sector. To the extent that the Fund continues to be concentrated in the financial services sector, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the financial services sector. Companies in the financial services sector may be subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. The profitability of companies in the financial services sector may be adversely affected by increases in interest rates, by loan losses, which usually increase in economic downturns, and by credit rating downgrades. In addition, the financial services sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Furthermore, some companies in the financial services sector perceived as benefitting from government intervention in the past may be subject to future government-imposed restrictions on their businesses or face increased government involvement in their operations. Increased government involvement in the financial services sector, including measures such as taking ownership positions in financial institutions, could result in a dilution of the Fund’s investments in financial institutions. Recent developments in the credit markets may cause companies operating in the financial services sector to incur large losses, experience declines in the value of their assets and even cease operations.

Restricted Securities Risk. Rule 144A securities are restricted securities. Restricted securities are securities that are not registered under the Securities Act of 1933, as amended (the “Securities Act”). They may be less liquid and more difficult to value than other investments because such securities may not be readily marketable. The Fund may not be able to sell a restricted security promptly or at a reasonable time or price. Although there may be a substantial institutional market for these securities, it is not possible to predict exactly how the market for such securities will develop or whether it will continue to exist. A restricted security that was liquid at the time of purchase may subsequently become illiquid and its value may decline as a result. In addition, transaction costs may be higher for restricted securities than for more liquid securities. The Fund may

MARKET VECTORS INVESTMENT GRADE FLOATING RATE ETF (continued)

have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in bonds, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Sampling Risk. The Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the Floating Rate Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in net asset value (“NAV”) than would be the case if the Fund held all of the securities in the Floating Rate Index. Conversely, a positive development relating to an issuer of securities in the Floating Rate Index that is not held by the Fund could cause the Fund to underperform the Floating Rate Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Index Tracking Risk. The Fund’s return may not match the return of the Floating Rate Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Floating Rate Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Floating Rate Index. The Fund also bears the costs and risks associated with buying and selling securities while such costs are not factored into the return of the Floating Rate Index. The Fund may not be fully invested at times either as a result of cash flows into the Fund or reserves of cash held by the Fund to pay expenses. In addition, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Floating Rate Index as would be the case if the Fund purchased all of the securities in the Floating Rate Index in the proportions in which they are represented in the Floating Rate Index. The Fund is expected to value certain of its investments based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Floating Rate Index is based on securities’ closing prices (i.e., the value of the Floating Rate Index is not based on fair value prices), the Fund’s ability to track the Floating Rate Index may be adversely affected. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Floating Rate Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Floating Rate Index.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any bond fund, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Floating Rate Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Premium/Discount Risk. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in obligations of a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Floating Rate Index concentrates in a particular sector or sectors or industry or group of industries. To the extent the Fund’s investments continue to be concentrated in the financial services sector, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on that sector will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year and since inception periods compared with the Fund’s benchmark index. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.marketvectorsetfs.com.

Annual Total Returns (%)—Calendar Years

The year-to-date total return as of June 30, 2015 was 0.36%.

Best Quarter:	3.77%	1Q ’12
Worst Quarter:	-0.52%	4Q ’14

Average Annual Total Returns for the Periods Ended December 31, 2014

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Since Inception (4/25/2011)

Market Vectors Investment Grade Floating Rate ETF (return before taxes)	0.37%	0.86%
Market Vectors Investment Grade Floating Rate ETF (return after taxes on distributions)	0.10%	0.56%
Market Vectors Investment Grade Floating Rate ETF (return after taxes on distributions and sale of Fund Shares)	0.21%	0.54%
Market Vectors® US Investment Grade Floating Rate Index (reflects no deduction for fees, expenses or taxes)	0.81%	1.37%

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Manager. The following individual is primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Francis G. Rodilosso	Portfolio Manager	September 2012

PURCHASE AND SALE OF FUND SHARES

For important information about the purchase and sale of Fund Shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to “Summary Information about Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” on page 52 of this Prospectus.

MARKET VECTORS MORTGAGE REIT INCOME ETF

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

Market Vectors Mortgage REIT Income ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Market Vectors® Global Mortgage REITs Index (the “Mortgage REITs Index”).

FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.40%
Other Expenses	0.11%

Total Annual Fund Operating Expenses(a)	0.51%
Fee Waivers and Expense Reimbursement(a)	-0.10%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.41%

(a)

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.40% of the Fund’s average daily net assets per year until at least September 1, 2016. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$42
3	$153
5	$275
10	$631

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. While publicly traded U.S. and non-U.S. real estate investment trusts (“REITs”) that derive at least 50% of their revenues (or, where applicable, have at least 50% of their assets) from mortgage-related activity are eligible for inclusion in the Mortgage REITs Index, as of the date of this Prospectus, the Mortgage REITs Index is comprised of stocks of publicly traded U.S. REITs that derive at least 50% of their revenues (or, where applicable, have at least 50% of their assets) from mortgage-related activity.

A mortgage REIT makes loans to developers and owners of properties and invests primarily in mortgages and similar real estate interests, and includes companies or trusts that are primarily engaged in the purchasing or servicing of commercial or residential mortgage loans or mortgage-related securities, which may include mortgage-backed securities issued by private issuers and those issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored entities. The Mortgage REITs Index may include small-capitalization and medium-capitalization companies. As of June 30, 2015, the Mortgage REITs Index included 24 securities of companies with a market capitalization range of between approximately $293.6 million and $8.7 billion and a weighted average market capitalization of $3.4 billion. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Mortgage REITs Index by investing in a portfolio of securities that generally replicates the Mortgage REITs Index.

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Mortgage REITs Index concentrates in an industry or group of industries. As of April 30, 2015, the Mortgage REITs Index was concentrated in the financial services sector.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.

Risk of Investing in Mortgage REITs. Mortgage REITs are exposed to the risks specific to the real estate market as well as the risks that relate specifically to the way in which mortgage REITs are organized and operated. Mortgage REITs receive principal and interest payments from the owners of the mortgaged properties. Accordingly, mortgage REITs are subject to the credit risk of the borrowers. Credit risk refers to the possibility that the borrower will be unable and/or unwilling to make timely interest payments and/or repay the principal on the loan to a mortgage REIT when due. To the extent that a mortgage REIT invests in mortgage-backed securities offered by private issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the mortgage REIT may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers may be supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. However, there can be no assurance that the private insurers can or will meet their obligations under such policies. Unexpected high rates of default on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to a mortgage REIT. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. To the extent that a mortgage REIT’s portfolio is exposed to lower-rated, unsecured or subordinated instruments, the risk of loss may increase, which may have a negative impact on the Fund. Mortgage REITs also are subject to the risk that the value of mortgaged properties may be less than the amounts owed on the properties. If a mortgage REIT is required to foreclose on a borrower, the amount recovered in connection with the foreclosure may be less than the amount owed to the mortgage REIT.

Mortgage REITs are subject to significant interest rate risk. Interest rate risk refers to fluctuations in the value of a mortgage REIT’s investment in fixed rate obligations resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the value of a mortgage REIT’s investment in fixed rate obligations goes down.

Mortgage REITs typically use leverage and many are highly leveraged, which exposes them to leverage risk and the risks generally associated with debt financing. Leverage risk refers to the risk that leverage created from borrowing may impair a mortgage REIT’s liquidity, cause it to liquidate positions at an unfavorable time and increase the volatility of the values of securities issued by the mortgage REIT. The use of leverage may not be advantageous to a mortgage REIT. The success of using leverage is dependent on whether the return earned on the investments made using the proceeds of leverage exceed the cost of using leverage. To the extent that a mortgage REIT incurs significant leverage, it may incur substantial losses if its borrowing costs increase. Borrowing costs may increase for any of the following reasons: short-term interest rates increase; the market value of a mortgage REIT’s assets decrease; interest rate volatility increases; or the availability of financing in the market decreases. During periods of adverse market conditions, downturns in the economy or deterioration in the conditions of the REIT’s mortgage-related assets, the use of leverage may cause a mortgage REIT to lose more money that would have been the case if leverage was not used.

Mortgage REITs are subject to prepayment risk, which is the risk that borrowers may prepay their mortgage loans at faster than expected rates. Prepayment rates generally increase when interest rates fall and decrease when interest rates rise. These faster than expected payments may adversely affect a mortgage REIT’s profitability because the mortgage REIT may

MARKET VECTORS MORTGAGE REIT INCOME ETF (continued)

be forced to replace investments that have been redeemed or repaid early with other investments having a lower yield. Additionally, rising interest rates rise may cause the duration of a mortgage REIT’s investments to be longer than anticipated and increase such investments’ interest rate sensitivity.

REITs are subject to special U.S. federal tax requirements. A REIT’s failure to comply with these requirements may negatively affect its performance.

Mortgage REITs may be dependent upon the management skills and may have limited financial resources. Mortgage REITs are generally not diversified and may be subject to heavy cash flow dependency, default by borrowers and self-liquidation. In addition, transactions between mortgage REITs and their affiliates may be subject to conflicts of interest which may adversely affect a mortgage REIT’s shareholders.

Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns, although under certain market conditions fixed income securities may have comparable or greater price volatility.

Risk of Investing in the Financial Services Sector. To the extent that the Mortgage REITs Index continues to be concentrated in the financial services sector, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the financial services sector. Companies in the financial services sector may be subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. The profitability of companies in the financial services sector may be adversely affected by increases in interest rates, by loan losses, which usually increase in economic downturns, and by credit rating downgrades. In addition, the financial services sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Furthermore, some companies in the financial services sector perceived as benefitting from government intervention in the past may be subject to future government-imposed restrictions on their businesses or face increased government involvement in their operations. Increased government involvement in the financial services sector, including measures such as taking ownership positions in financial institutions, could result in a dilution of the Fund’s investments in financial institutions. Recent developments in the credit markets may cause companies operating in the financial services sector to incur large losses, experience declines in the value of their assets and even cease operations.

Risk of Investing in Small- and Medium-Capitalization Companies. Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. Returns on investments in securities of small-capitalization and medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.

Issuer-Specific Changes Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole, especially if the Fund’s portfolio is concentrated in a country, group of countries, region, market, industry, group of industries, sector or asset class. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Market Risk. The prices of the securities in the Fund are subject to the risk associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Index Tracking Risk. The Fund’s return may not match the return of the Mortgage REITs Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Mortgage REITs Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Mortgage REITs Index. The Fund also bears the costs and risks associated with buying and selling securities while such costs are not factored into the return of the Mortgage REITs Index. In addition, the Fund may not be able to invest in certain securities included in the Mortgage REITs Index, or invest in them in the exact proportions they represent of the Mortgage REITs Index, due to legal restrictions or limitations imposed by the governments of certain countries or a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). The Fund is expected to value certain of its investments based on fair value prices. To the extent the Fund calculates its net asset value (“NAV”) based on fair value prices and the value of the Mortgage REITs Index is based on securities’ closing prices (i.e., the value of the Mortgage REITs Index is not based on fair value prices), the Fund’s ability to track the Mortgage REITs Index may be adversely affected. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Mortgage REITs Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Mortgage REITs Index.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Mortgage REITs Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Premium/Discount Risk. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in obligations of a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds. The Fund may be particularly vulnerable to this risk because the Mortgage REITs Index it seeks to replicate is comprised of securities of a very limited number of companies.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Mortgage REITs Index concentrates in a particular sector or sectors or industry or group of industries. To the extent the Mortgage REITs Index continues to be concentrated in the financial services sector, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on that sector will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year and since inception periods compared with the Fund’s benchmark index. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.marketvectorsetfs.com.

Annual Total Returns (%)—Calendar Years

The year-to-date total return as of June 30, 2015 was -2.07%.

MARKET VECTORS MORTGAGE REIT INCOME ETF (continued)

Best Quarter:	22.07%	1Q ’13
Worst Quarter:	-14.23%	2Q ’13

Average Annual Total Returns for the Periods Ended December 31, 2014

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Since Inception (8/16/2011)

Market Vectors Mortgage REIT Income ETF (return before taxes)	20.92%	9.71%
Market Vectors Mortgage REIT Income ETF (return after taxes on distributions)	16.03%	5.76%
Market Vectors Mortgage REIT Income ETF (return after taxes on distributions and sale of Fund Shares)	11.75%	5.91%
Market Vectors® Global Mortgage REITs Index (reflects no deduction for fees, expenses or taxes, except foreign withholding taxes)	14.62%	7.44%

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Hao-Hung (Peter) Liao	Portfolio Manager	August 2011
George Chao	Portfolio Manager	August 2011

PURCHASE AND SALE OF FUND SHARES

For important information about the purchase and sale of Fund Shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to “Summary Information about Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” on page 52 of this Prospectus.

MARKET VECTORS PREFERRED SECURITIES EX FINANCIALS ETF

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

Market Vectors Preferred Securities ex Financials ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Wells Fargo® Hybrid and Preferred Securities ex Financials Index (the “Preferred Securities Index”).

FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.40%
Other Expenses	0.07%

Total Annual Fund Operating Expenses(a)	0.47%
Fee Waivers and Expense Reimbursement(a)	-0.07%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.40%

(a)

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.40% of the Fund’s average daily net assets per year until at least September 1, 2016. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$41
3	$144
5	$256
10	$585

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Preferred Securities Index is comprised of convertible or exchangeable and non-convertible preferred securities listed on U.S. exchanges, including securities that, in Wells Fargo & Company’s (the “Index Provider”) judgment, are functionally equivalent to preferred securities including, but not limited to, convertible securities, depositary preferred securities and perpetual subordinated debt, excluding securities with a “financial” industry sector classification (collectively, “Preferred Securities”).

MARKET VECTORS PREFERRED SECURITIES EX FINANCIALS ETF (continued)

Preferred Securities generally pay fixed or variable rate distributions to preferred shareholders and such shareholders have preference over common shareholders in the payment of distributions and in the event of a liquidation of the issuer’s assets, but are junior to most other forms of debt, including senior and subordinated debt. Functionally equivalent securities to Preferred Securities are securities that are issued and trade in a similar manner to traditional perpetual preferred securities. Such securities generally have a lower par amount, may allow the issuer to defer interest or dividend payments and are equal to preferred shareholders or the lowest level of subordinated debt in terms of claims to the issuer’s assets in the event of liquidation. Preferred Securities issued by real estate investment trusts (“REITs”) are not considered to be securities with a “financial” industry sector classification as determined by the Bloomberg Professional® service, and therefore may be included in the Preferred Securities Index. Preferred Securities may be subject to redemption or call provisions and may include those issued by small- and medium-capitalization companies. As of June 30, 2015, the Preferred Securities Index included 87 U.S.-listed securities of 50 issuers. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Preferred Securities Index by investing in a portfolio of securities that generally replicates the Preferred Securities Index.

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Preferred Securities Index concentrates in an industry or group of industries. As of the date of April 30, 2015, the Preferred Securities Index was concentrated in the real estate industry, and each of the utilities and telecommunications sectors represented a significant portion of the Preferred Securities Index.

The Preferred Securities Index is sponsored by Wells Fargo & Company, which is not affiliated with or sponsored by the Fund or the Adviser. The Index Provider determines the composition of the Preferred Securities Index and relative weightings of the securities in the Preferred Securities Index, and publishes information regarding the market value of the Preferred Securities Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.

Preferred Securities Risk. Preferred Securities are essentially contractual obligations that entail rights to distributions declared by the issuer’s board of directors but may permit the issuer to defer or suspend distributions for a certain period of time. If the Fund owns a Preferred Security whose issuer has deferred or suspended distributions, the Fund may be required to account for the distribution that has been deferred or suspended for tax purposes, even though it may not have received this income in cash. Further, Preferred Securities may lose substantial value if distributions are deferred, suspended or not declared. Preferred Securities may also permit the issuer to convert Preferred Securities into the issuer’s common stock. Preferred Securities that are convertible to common stock may decline in value if the common stock into which Preferred Securities may be converted declines in value. Preferred Securities are subject to greater credit risk than traditional fixed income securities because the rights of holders of Preferred Securities are subordinated to the rights of the bond and debtholders of an issuer.

Convertible Securities Risk. Convertible securities are subject to risks associated with both fixed income securities and common stocks. Depending on the convertible security’s conversion value, the price of a convertible security will be influenced by interest rates (i.e., its price generally will increase when interest rates fall and decrease when interest rates rise) or will tend to fluctuate directly with the price of the equity security into which the security can be converted.

Credit Risk. Preferred Securities are subject to certain risks associated with fixed income securities, including credit risk. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely distributions of dividends. Preferred Securities are subject to varying degrees of credit risk which may be reflected in credit ratings. There is a possibility that the credit rating of a Preferred Security may be downgraded after purchase or the perception of an issuer’s credit worthiness may decline, which may adversely affect the value of the security.

Interest Rate Risk. Preferred Securities are also subject to interest rate risk. Interest rate risk refers to fluctuations in the value of a Preferred Security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of Preferred Securities may go down. When the general level of interest rates goes down, the prices of Preferred Securities may go up. The historically low interest rate environment increases the risk associated with rising interest rates, including the potential for periods of volatility and increased redemptions. The Fund may face a heightened level of interest rate risk, since the U.S. Federal Reserve Board recently ended its quantitative easing program and may begin to raise rates.

Risk of Subordinated Obligations. Payments under some Preferred Securities may be structurally subordinated to all existing and future liabilities and obligations of subsidiaries and associated companies of an issuer of Preferred Securities. Claims of creditors of such subsidiaries and associated companies will have priority as to the assets of such subsidiaries and associated companies over the issuer and the Fund, who seek to enforce Preferred Securities. Certain Preferred Securities do not contain any restrictions on the ability of the subsidiaries of the issuers to incur additional unsecured indebtedness.

Call Risk. The Fund may invest in callable Preferred Securities. If interest rates fall, it is possible that issuers of callable Preferred Securities will “call” (or prepay) their securities before their maturity date. If a call were exercised by the issuer during or following a period of declining interest rates, the Fund is likely to have to replace such called Preferred Security with a lower yielding security. If that were to happen, it would decrease the Fund’s net investment income.

Risk of Investing in the Real Estate Industry. Companies in the real estate industry include companies that invest in real estate, such as REITs and real estate management and development companies. To the extent that the Fund continues to be concentrated in the real estate industry, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the real estate industry. Companies that invest in real estate are subject to the risks of owning real estate directly as well as to risks that relate specifically to the way that such companies operate, including management risk (such companies are dependent upon the management skills of a few key individuals and may have limited financial resources). Adverse economic, business or political developments affecting real estate could have a major effect on the values of the Fund’s investments. Investing in real estate is subject to such risks as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent, possible lack of availability of mortgage financing, fluctuations in rental income and extended vacancies of properties. Certain real estate securities have a relatively small market capitalization, which may tend to increase the volatility of the market price of these securities. Real estate securities have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers.

Risk of Investing in REITs. Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. REITs generally invest directly in real estate, in mortgages or in some combination of the two. Operating REITs requires specialized management skills and the Fund indirectly bears management expenses along with the direct expenses of the Fund. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. REITs may also be subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs also must satisfy specific requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), in order to qualify for tax-free pass-through income. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing the return to the Fund on its investment in such company. In addition, REITs, like exchange-traded funds (“ETFs”), have expenses, including management and administration fees, that are paid by their shareholders. As a result, shareholders will absorb their proportionate share of duplicate levels of fees when the Fund invests in REITs.

Risk of Investing in the Utilities Sector. To the extent that the utilities sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the utilities sector. Companies in the utilities sector may be adversely affected by changes in exchange rates, domestic and international competition, difficulty in raising adequate amounts of capital and governmental limitation on rates charged to customers.

Risk of Investing in the Telecommunications Sector. To the extent that the telecommunications sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the telecommunications sector. Companies in the telecommunications sector may be affected by industry competition, substantial capital requirements, government regulations and obsolescence of telecommunications products and services due to technological advancement.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market

MARKET VECTORS PREFERRED SECURITIES EX FINANCIALS ETF (continued)

liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. Because the Fund may invest in securities denominated in foreign currencies and some of the income received by the Fund may be in foreign currency, changes in currency exchange rates may negatively impact the Fund’s return. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries.

Risk of Investing in Small- and Medium-Capitalization Companies. Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. Returns on investments in securities of small-capitalization and medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.

Index Tracking Risk. The Fund’s return may not match the return of the Preferred Securities Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Preferred Securities Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Preferred Securities Index. The Fund also bears the costs and risks associated with buying and selling securities while such costs are not factored into the return of the Preferred Securities Index. In addition, the Fund may not be able to invest in certain securities included in the Preferred Securities Index, or invest in them in the exact proportions in which they are represented in the Preferred Securities Index, due to legal restrictions or limitations imposed by the governments of certain countries or a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). The Fund is expected to value certain of its investments based on fair value prices. To the extent the Fund calculates its net asset value (“NAV”) based on fair value prices and the value of the Preferred Securities Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Preferred Securities Index is not based on fair value prices), the Fund’s ability to track the Preferred Securities Index may be adversely affected. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Preferred Securities Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Preferred Securities Index.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Preferred Securities Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Premium/Discount Risk. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. Because certain of the Fund’s underlying securities trade in markets that are closed when the NYSE Arca, Inc. (i.e., the exchange that Shares of the Fund trade on) is open, there are likely to be deviations between the current pricing of an underlying security and the closing security’s price (i.e., the last quote from its closed foreign market) resulting in premiums or discounts to NAV that may be greater than those experienced by other ETFs.

Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in obligations of a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Preferred Securities Index concentrates in a particular sector or sectors or industry or group of industries. To the extent the Preferred Securities Index continues to be concentrated in the real estate industry, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on that industry will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year and since inception periods compared with the Fund’s benchmark index. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.marketvectorsetfs.com.

Annual Total Returns (%)—Calendar Years

The year-to-date total return as of June 30, 2015 was 0.88%.

Best Quarter:	9.18%	1Q ’14
Worst Quarter:	-1.68%	3Q ’13

Average Annual Total Returns for the Periods Ended December 31, 2014

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Since Inception (7/16/2012)

Market Vectors Preferred Securities ex Financials ETF (return before taxes)	14.77%	6.69%
Market Vectors Preferred Securities ex Financials ETF (return after taxes on distributions)	12.02%	4.40%
Market Vectors Preferred Securities ex Financials ETF (return after taxes on distributions and sale of Fund Shares)	8.46%	4.19%
Wells Fargo® Hybrid and Preferred Securities ex Financials Index (reflects no deduction for fees, expenses or taxes)	14.90%	7.07%

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Hao-Hung (Peter) Liao	Portfolio Manager	July 2012
George Chao	Portfolio Manager	July 2012

PURCHASE AND SALE OF FUND SHARES

For important information about the purchase and sale of Fund Shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to “Summary Information about Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” on page 52 of this Prospectus.

MARKET VECTORS TREASURY-HEDGED HIGH YIELD BOND ETF

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

Market Vectors Treasury-Hedged High Yield Bond ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Market Vectors® US Treasury-Hedged High Yield Bond Index (the “Treasury-Hedged High Yield Bond Index”).

FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.45%
Other Expenses	0.99%

Total Annual Fund Operating Expenses(a)	1.44%
Fee Waivers and Expense Reimbursement(a)	-0.94%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.50%

(a)

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.50% of the Fund’s average daily net assets per year until at least September 1, 2016. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$51
3	$363
5	$697
10	$1,643

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Treasury-Hedged High Yield Bond Index was designed to provide exposure to below investment grade corporate bonds, denominated in U.S. dollars, and, through the use of U.S. Treasury notes, to hedge against rising interest rates. The Treasury-Hedged High Yield Bond Index seeks to hedge interest rate sensitivity by holding short positions on U.S. Treasury notes. The “Long Portfolio” of the Treasury-Hedged High Yield Bond Index includes corporate bonds that must have a below investment grade rating (based on ratings from Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Rating

Services (“S&P”) and Fitch International Rating Agency (“Fitch”)). The Treasury-Hedged High Yield Bond Index includes bonds, including callable bonds, issued by issuers incorporated in the United States. The “Short Portfolio” of the Treasury-Hedged High Yield Bond Index includes a short position on the cheapest-to-deliver five-year U.S. Treasury note determined monthly as of the most recent Index rebalance date. The Fund gains exposure to short positions on U.S. Treasury notes by entering into short positions on futures contracts. A portion of the Fund’s portfolio will be invested in high-quality money market and short-term securities, including but not limited to, U.S. Government securities, repurchase agreements, cash or cash equivalents. These investments will serve as collateral for the Fund’s investments in futures contracts. The Short Portfolio and Long Portfolio of the Treasury-Hedged High Yield Bond Index are rebalanced on a monthly basis to where the dollar amount of the short exposure is equivalent to the dollar amount of the Long Portfolio’s high yield bond positions. As of June 30, 2015, the Treasury-Hedged High Yield Bond Index included 882 below investment grade bonds of 448 issuers, and approximately 26% of the Treasury-Hedged High Yield Bond Index was comprised of Rule 144A securities. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Treasury-Hedged High Yield Bond Index. Because of the practical difficulties and expense of purchasing all of the securities in the Long Portfolio of the Treasury-Hedged High Yield Bond Index and selling short all of the short positions in Treasury notes in the Short Portfolio of the Treasury-Hedged High Yield Bond Index to the same extent as the Treasury-Hedged High Yield Bond Index, the Fund does not purchase all or otherwise transact in all of the securities in the Treasury-Hedged High Yield Bond Index. Instead, the Adviser utilizes a “sampling” methodology in seeking to achieve the Fund’s objective. As such, the Fund may purchase a subset of the bonds represented in the Long Portfolio of the Treasury-Hedged High Yield Bond Index or short futures contracts on Treasury notes that may or may not be represented in the Short Portfolio of the Treasury-Hedged High Yield Bond Index, which the Adviser believes will help the Fund track the Short Portfolio.

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Treasury-Hedged High Yield Bond Index concentrates in an industry or group of industries. As of April 30, 2015 each of the consumer discretionary, consumer staples, energy, telecommunications and financial services sectors represented a significant portion of the Fund.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.

High Yield Securities Risk. Securities rated below investment grade are commonly referred to as high yield securities or “junk bonds.” Junk bonds are often issued by issuers that are restructuring, are smaller or less creditworthy than other issuers, or are more highly indebted than other issuers. Junk bonds are subject to greater risk of loss of income and principal than higher rated securities and are considered speculative. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual issuer developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Fund may incur additional expenses to seek recovery. The secondary market for securities that are junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of and the Fund’s ability to arrive at a fair value for certain securities. The illiquidity of the market also could make it difficult for the Fund to sell certain securities in connection with a rebalancing of the Treasury-Hedged High Yield Bond Index. In addition, periods of economic uncertainty and change may result in an increased volatility of market prices of high yield securities and a corresponding volatility in the Fund’s net asset value (“NAV”).

Credit Risk. Bonds are subject to credit risk. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt or to otherwise honor its obligations. Bonds are subject to varying degrees of credit risk which may be reflected in credit ratings. There is a possibility that the credit rating of a bond may be downgraded after purchase or the perception of an issuer’s credit worthiness may decline, which may adversely affect the value of the security.

Interest Rate Risk. Bonds are also subject to interest rate risk. Interest rate risk refers to fluctuations in the value of a bond resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most bonds go down. When the general level of interest rates goes down, the prices of most bonds go up. The historically low interest rate environment increases the risk associated with rising interest rates, including the potential for periods of

MARKET VECTORS TREASURY-HEDGED HIGH YIELD BOND ETF (continued)

volatility and increased redemptions. The Fund may face a heightened level of interest rate risk, since the U.S. Federal Reserve Board recently ended its quantitative easing program and may begin to raise rates. In addition, bonds with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than bonds with shorter durations.

Risk of Investing in Futures. The Fund enters into short positions on futures contracts on U.S. Treasury notes to gain exposure to the Short Portfolio. Futures contracts generally provide for the future sale by one party and purchase by another party of a specified instrument, index or commodity at a specified future time and at a specified price. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The prices of futures can be highly volatile, using futures can lower total return, can create investment leverage, and the potential loss from futures can exceed the Fund’s initial investment in such contracts. Futures contacts involve the risk of mispricing or improper valuation and the risk that changes in the value of a futures contract may not correlate perfectly with the underlying indicator. Even a well-conceived futures transaction may be unsuccessful due to market events. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract. A liquid secondary market may not always exist for the Fund’s futures contract positions at any time.

Short Sales Risk. Short sales are transactions in which the Fund sells a security or instrument that it does not own. The Fund may incur a loss as a result of a short sale if the price of the security or instrument increases between the date of the short sale and the date on which the Fund replaces the security or instrument sold short. The Fund may also pay transaction costs and borrowing fees in connection with short sales.

Hedging Risk. The Treasury-Hedged High Yield Bond Index is designed to hedge against the price sensitivity of the below investment grade corporate bonds included in the Treasury-Hedged High Yield Bond Index to increases in interest rates. The Fund’s Short Portfolio does not reduce credit risk. The Fund’s Short Portfolio will not eliminate interest rate risk, and the value of the Fund’s shares may decline if interest rates increase. The Fund’s Short Portfolio will also result in foregone losses if interest rates decline. A risk of hedging is the imperfect correlation between price movement of securities or instruments sold short and the price movement of the Fund’s investments. In addition, there may be significant differences between the below-investment grade corporate bond market and Treasury securities or futures markets that could result in the Fund’s short positions performing ineffectively, exacerbating losses or causing greater tracking error. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for securities or instruments, including technical influences and differences between the bonds being hedged and the securities or instruments available for trading.

Restricted Securities Risk. Rule 144A securities are restricted securities. Restricted securities are securities that are not registered under the Securities Act of 1933, as amended (the “Securities Act”). They may be less liquid and more difficult to value than other investments because such securities may not be readily marketable. The Fund may not be able to sell a restricted security promptly or at a reasonable time or price. Although there may be a substantial institutional market for these securities, it is not possible to predict exactly how the market for such securities will develop or whether it will continue to exist. A restricted security that was liquid at the time of purchase may subsequently become illiquid and its value may decline as a result. In addition, transaction costs may be higher for restricted securities than for more liquid securities. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration.

Market Risk. The prices of the securities or instruments in the Fund are subject to the risks associated with investing in bonds, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Call Risk. The Fund may invest in callable bonds. If interest rates fall, it is possible that issuers of callable securities will “call” (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during or following a period of declining interest rates, the Fund is likely to have to replace such called security with a lower yielding security. If that were to happen, it would decrease the Fund’s net investment income.

Risk of Investing in the Consumer Discretionary Sector. To the extent that the consumer discretionary sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the consumer discretionary sector. Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Risk of Investing in the Consumer Staples Sector. To the extent that the consumer staples sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the consumer staples sector. Companies in the consumer staples sector may be adversely affected by changes in the worldwide economy, consumer spending, competition, demographics and consumer preferences, exploration and production spending.

Risk of Investing in the Energy Sector. To the extent that the energy sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the energy sector. Companies operating in the energy sector are subject to risks including, but not limited to, economic growth, worldwide demand, political instability in the regions that the companies operate, government regulation stipulating rates charged by utilities, interest rate sensitivity, oil price volatility, energy conservation, environmental policies, depletion of resources and the cost of providing the specific utility services. Recently, the price of oil has declined significantly and experienced significant volatility, which has adversely impacted companies operating in the energy sector. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters.

Risk of Investing in the Telecommunications Sector. To the extent that the telecommunications sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the telecommunications sector. Companies in the telecommunications sector may be affected by industry competition, substantial capital requirements, government regulations and obsolescence of telecommunications products and services due to technological advancement.

Risk of Investing in the Financial Services Sector. To the extent that the financial services sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the financial services sector. Companies in the financial services sector may be subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. The profitability of companies in the financial services sector may be adversely affected by increases in interest rates, by loan losses, which usually increase in economic downturns, and by credit rating downgrades. In addition, the financial services sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Furthermore, some companies in the financial services sector perceived as benefitting from government intervention in the past may be subject to future government-imposed restrictions on their businesses or face increased government involvement in their operations. Increased government involvement in the financial services sector, including measures such as taking ownership positions in financial institutions, could result in a dilution of the Fund’s investments in financial institutions. Recent developments in the credit markets may cause companies operating in the financial services sector to incur large losses, experience declines in the value of their assets and even cease operations.

Sampling Risk. The Fund’s use of a representative sampling approach will result in its holding (or gaining exposure to short) a smaller number of securities or investments than are in (or sold short by) the Treasury-Hedged High Yield Bond Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Long Portfolio of the Treasury-Hedged High Yield Bond Index, or a greater increase in NAV than would be the case if the Fund gained exposure to all of the short positions in Treasury notes in the Short Portfolio of the Treasury-Hedged High Yield Bond Index. Conversely, a positive development relating to an issuer of securities in the Long Portfolio of the Treasury-Hedged High Yield Bond Index that is not held by the Fund could cause the Fund to underperform the Treasury-Hedged High Yield Bond Index, or outperform the Treasury-Hedged High Yield Bond Index in the case of a short position in the Short Portfolio of the Treasury-Hedged High Yield Bond Index that is not held by the Fund. To the extent the assets in the Fund are smaller, these risks will be greater.

Index Tracking Risk. The Fund’s return may not match the return of the Treasury-Hedged High Yield Bond Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Treasury-Hedged High Yield Bond Index and incurs costs associated with buying and selling securities or other instruments, especially when rebalancing the Fund’s holdings to reflect changes in the composition of the Treasury-Hedged High Yield Bond Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein). The Fund may not be fully invested at times either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions or pay expenses. The Fund may also hold cash or cash equivalents to serve as collateral for the Fund’s investments in futures contracts. In addition, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Treasury-Hedged High Yield Bond Index as would be the case if the Fund purchased all of the securities in the Long Portfolio of the Treasury-Hedged High Yield Bond Index in the proportions in which they are represented in the Treasury-Hedged High Yield Bond Index or gained exposure to all of the short positions in Treasury notes in the Short Portfolio of the Treasury-Hedged High Yield Bond Index to the same extent as the Treasury-Hedged High Yield Bond Index. The Fund is expected to value certain of its investments based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Treasury-Hedged High Yield Bond Index is based on securities’ closing prices (i.e., the value of the Treasury-Hedged High Yield Bond Index is not based on fair value prices), the Fund’s ability to track the Treasury-Hedged High Yield Bond Index may be adversely affected. In addition, the

MARKET VECTORS TREASURY-HEDGED HIGH YIELD BOND ETF (continued)

Fund bears the costs and risks associated with buying, selling and entering into short positions on futures contracts on Treasury notes while such costs and risks are not factored into the return of the Treasury-Hedged High Yield Bond Index. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Treasury-Hedged High Yield Bond Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Treasury-Hedged High Yield Bond Index.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any bond fund, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Treasury-Hedged High Yield Bond Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Premium/Discount Risk. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Risk of Cash Transactions. Unlike other exchange-traded funds (“ETFs”), the Fund expects to effect its creations and redemptions partially for cash rather than in-kind securities. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF.

Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in obligations of a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Treasury-Hedged High Yield Bond Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund’s investments are concentrated in a particular sector or sectors or industry or group of industries, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on that sector or sectors or industry or group of industries will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the last calendar year. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing the Fund’s performance for the one year period and by showing how the Fund’s average annual returns for the one year and since inception periods compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.marketvectorsetfs.com.

Annual Total Returns (%)—Calendar Years

The year-to-date total annual return as of June 30, 2015 was 0.56%.

Best Quarter:	3.27%	1Q ’14
Worst Quarter:	-1.75%	3Q ’14

Average Annual Total Returns for the Periods Ended December 31, 2014

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Since Inception (3/21/2013)

Market Vectors Treasury-Hedged High Yield Bond ETF (return before taxes)	1.01%	2.52%
Market Vectors Treasury-Hedged High Yield Bond ETF (return after taxes on distributions)	-1.29%	0.72%
Market Vectors Treasury-Hedged High Yield Bond ETF (return after taxes on distributions and sale of Fund Shares)	0.59%	1.13%
Market Vectors US Treasury-Hedged High Yield Bond Index (reflects no deduction for fees, expenses and taxes)	0.16%	3.10%

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Manager. The following individual is primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Francis G. Rodilosso	Portfolio Manager	March 2013

PURCHASE AND SALE OF FUND SHARES

For important information about the purchase and sale of Fund Shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to “Summary Information about Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” on page 52 of this Prospectus.

SUMMARY INFORMATION ABOUT PURCHASES AND SALES OF FUND SHARES, TAXES AND PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

PURCHASE AND SALE OF FUND SHARES

The Funds issue and redeem Shares at NAV only in a large specified number of Shares, each called a “Creation Unit,” or multiples thereof. A Creation Unit consists of 50,000 Shares (with respect to Market Vectors BDC Income ETF, Market Vectors Emerging Markets Aggregate Bond ETF, Market Vectors Fallen Angel High Yield Bond ETF, Market Vectors Mortgage REIT Income ETF and Market Vectors Preferred Securities ex Financials ETF), 100,000 Shares (with respect to Market Vectors Investment Grade Floating Rate ETF and Market Vectors Treasury-Hedged High Yield Bond ETF) or 200,000 Shares (for each other Fund).

Individual Shares of a Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Funds are listed on NYSE Arca and because Shares trade at market prices rather than NAV, Shares of the Funds may trade at a price greater than or less than NAV.

TAX INFORMATION

Each Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of the Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS

PRINCIPAL INVESTMENT STRATEGIES

Each Fund, except for Market Vectors BDC Income ETF, Market Vectors Mortgage REIT Income ETF and Market Vectors Preferred Securities ex Financials ETF, uses a sampling approach in seeking to achieve its investment objective. Sampling means that the Adviser uses quantitative analysis to select a representative sample of securities that the Adviser believes collectively have an investment profile similar to the underlying Index. The Adviser seeks to select securities that will have, in the aggregate, investment characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of a Fund’s Index. The quantity of holdings in a Fund will be based on a number of factors, including asset size of such Fund. The Adviser generally expects a Fund to hold (in the case of Market Vectors Treasury-Hedged High Yield Bond ETF, hold, sell or sell short) less than the total number of securities (or positions in the case of Market Vectors Treasury-Hedged High Yield Bond ETF) in its Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective. In addition, from time to time, securities are added to or removed from the applicable Index. Each Fund may sell securities that are represented in its Index, or purchase securities that are not yet represented in its Index, in anticipation of their removal from or addition to such Index. Further, the Adviser may choose to underweight or overweight securities, purchase or sell securities not in an Index, or utilize various combinations of other available investment techniques, in seeking to track a Fund’s Index.

The Adviser anticipates that, generally, Market Vectors BDC Income ETF, Market Vectors Mortgage REIT Income ETF and Market Vectors Preferred Securities ex Financials ETF, will hold all of the securities that comprise each Fund’s respective Index in proportion to their weightings in such Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In these circumstances, Market Vectors BDC Income ETF, Market Vectors Mortgage REIT Income ETF and Market Vectors Preferred Securities ex Financials ETF may purchase a sample of securities in its Index. There also may be instances in which the Adviser may choose to underweight or overweight a security in a Fund’s Index, purchase securities not in the Fund’s Index that the Adviser believes are appropriate to substitute for certain securities in such Index or utilize various combinations of other available investment techniques in seeking to replicate as closely as possible, before fees and expenses, the price and yield performance of the Fund’s Index. Market Vectors BDC Income ETF, Market Vectors Mortgage REIT Income ETF and Market Vectors Preferred Securities ex Financials ETF may sell securities that are represented in their Index in anticipation of their removal from the their respective Index or purchase securities not represented in their Index in anticipation of their addition to the their respective Index. Market Vectors BDC Income ETF, Market Vectors Mortgage REIT Income ETF and Market Vectors Preferred Securities ex Financials ETF may also, in order to comply with the tax diversification requirements of the Internal Revenue Code, temporarily invest in securities not included in its Index that are expected to be highly correlated with the securities included in its Index.

ADDITIONAL INVESTMENT STRATEGIES

Each Fund may invest in securities not included in its respective Index, money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index and certain derivatives, which the Adviser believes will help a Fund track its Index. Depositary receipts not included in a Fund’s Index may be used by the Fund in seeking performance that corresponds to its respective Index, and in managing cash flows, and may count towards compliance with the Fund’s 80% policy. Each Fund may also invest, to the extent permitted by the 1940 Act, or, in the case of Market Vectors BDC Income ETF, the Exemptive Relief, in other affiliated and unaffiliated funds, such as open-end or closed-end management investment companies, including other ETFs. A Fund will not invest in money market instruments as part of a temporary defensive strategy to protect against potential securities market declines.

An authorized participant (i.e., a person eligible to place orders with the Distributor (defined below) to create or redeem Creation Units of a Fund) (each, an “AP”) that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.

BORROWING MONEY

Each Fund may borrow money from a bank up to a limit of one-third of the market value of its assets. Each Fund has entered into a credit facility to borrow money for temporary, emergency or other purposes, including the funding of shareholder redemption requests, trade settlements and as necessary to distribute to shareholders any income required to maintain the Fund’s status as a RIC. To the extent that a Fund borrows money, it will be leveraged; at such times, the Fund will appreciate or depreciate in value more rapidly than its benchmark Index.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

FUNDAMENTAL AND NON-FUNDAMENTAL POLICIES

Each Fund’s investment objective and each of its other investment policies are non-fundamental policies that may be changed by the Board of Trustees without shareholder approval, except as noted in this Prospectus or the Statement of Additional Information (“SAI”) under the section entitled “Investment Policies and Restrictions—Investment Restrictions.”

LENDING PORTFOLIO SECURITIES

Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, a Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being loaned. This collateral is marked-to-market on a daily basis. Although a Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower fail to return the borrowed securities (e.g., the Fund would have to buy replacement securities and the loaned securities may have appreciated beyond the value of the collateral held by the Fund) or become insolvent. A Fund may pay fees to the party arranging the loan of securities. In addition, a Fund will bear the risk of loss of any cash collateral that it invests.

RISKS OF INVESTING IN THE FUNDS

The following section provides additional information regarding the principal risks identified under “Principal Risks of Investing in the Fund” in each Fund’s “Summary Information” section followed by additional risk information. The risks listed below are applicable to each Fund unless otherwise noted.

Investors in a Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in a Fund involves a substantial degree of risk. An investment in a Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in a Fund, each of which could significantly and adversely affect the value of an investment in a Fund.

Credit Risk. (All Funds except Market Vectors BDC Income ETF and Market Vectors Mortgage REIT Income ETF.) Debt securities, such as bonds, and Preferred Securities are subject to credit risk. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt or to otherwise honor its obligations. Debt securities and Preferred Securities are subject to varying degrees of credit risk which may be reflected in credit ratings. There is a possibility that the credit rating of a debt security or a Preferred Security may be downgraded after purchase or the perception of an issuer’s credit worthiness may decline, which may adversely affect the value of the security.

Interest Rate Risk. (All Funds except Market Vectors BDC Income ETF and Market Vectors Mortgage REIT Income ETF.) Debt securities, such as bonds, and Preferred Securities are also subject to interest rate risk. Interest rate risk refers to fluctuations in the value of a security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most debt securities and certain Preferred Securities go down. When the general level of interest rates goes down, the prices of most debt securities go up. The historically low interest rate environment increases the risk associated with rising interest rates, including the potential for periods of volatility and increased redemptions. The Fund may face a heightened level of interest rate risk, since the U.S. Federal Reserve Board recently ended its quantitative easing program and may begin to raise rates. In addition, bonds with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than bonds with shorter durations.

High Yield Securities Risk. (Market Vectors Emerging Markets Aggregate Bond ETF, Market Vectors Emerging Markets High Yield Bond ETF, Market Vectors Emerging Markets Local Currency Bond ETF, Market Vectors Fallen Angel High Yield Bond ETF, Market Vectors International High Yield Bond ETF and Market Vectors Treasury-Hedged High Yield Bond ETF only.) Securities rated below investment grade are commonly referred to as high yield securities or “junk bonds.” Junk bonds are often issued by issuers that are restructuring, are smaller or less creditworthy than other issuers, or are more highly indebted than other issuers. Junk bonds are subject to greater risk of loss of income and principal than higher rated securities and are considered speculative. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual issuer developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, a Fund may incur additional expenses to seek recovery. The secondary market for securities that are junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of and a Fund’s ability to arrive at a fair value for certain securities. The illiquidity of the market also could make it difficult for a Fund to sell certain securities in connection with a rebalancing of its respective Index. In addition, periods of economic uncertainty and change may result in an increased volatility of market prices of high yield securities and a corresponding volatility in the Fund’s NAV.

Restricted Securities Risk. (Market Vectors Emerging Markets High Yield Bond ETF, Market Vectors Fallen Angel High Yield Bond ETF, Market Vectors International High Yield Bond ETF, Market Vectors Investment Grade Floating Rate ETF and Market Vectors Treasury-Hedged High Yield Bond ETF only.) Rule 144A securities are restricted securities. Restricted securities are securities that are not registered under the Securities Act. They may be less liquid and more difficult to value than other investments because such securities may not be readily marketable. A Fund may not be able to sell a restricted security promptly or at a reasonable time or price. Although there may be a substantial institutional market for these securities, it is not possible to predict exactly how the market for such securities will develop or whether it will continue to exist. A restricted security that was liquid at the time of purchase may subsequently become illiquid and its value may decline as a result. Restricted securities that are deemed illiquid will count towards a Fund’s 15% limitation on illiquid securities. In addition, transaction costs may be higher for restricted securities than for more liquid securities. A Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration.

Risk of Investing in the Telecommunications Sector. (Market Vectors Fallen Angel High Yield Bond ETF, Market Vectors International High Yield Bond ETF, Market Vectors Preferred Securities ex Financials ETF and Market Vectors Treasury-Hedged High Yield Bond ETF only.) To the extent that the telecommunications sector continues to represent a significant portion of a Fund, a Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the telecommunications sector. Companies in the telecommunications sector may be affected by industry competition, substantial capital requirements, government regulations and obsolescence of telecommunications products and services due to technological advancement.

Risk of Investing in the Financial Services Sector. (All Funds except Market Vectors Emerging Markets Local Currency Bond ETF and Market Vectors Preferred Securities ex Financials ETF.) To the extent that the financial services sector continues to represent at least a significant portion of each Fund, a Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the financial services sector. Companies in the financial services sector may be subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. The profitability of companies in the financial services sector may be adversely affected by increases in interest rates, by loan losses, which usually increase in economic downturns, and by credit rating downgrades. In addition, the financial services sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Furthermore, some companies in the financial services sector perceived as benefitting from government intervention in the past may be subject to future government-imposed restrictions on their businesses or face increased government involvement in their operations. Increased government involvement in the financial services sector, including measures such as taking ownership positions in financial institutions, could result in a dilution of the Fund’s investments in financial institutions. Recent developments in the credit markets may cause companies operating in the financial services sector to incur large losses, experience declines in the value of their assets and even cease operations.

Risk of Investing in the Energy Sector. (Market Vectors Emerging Markets Aggregate Bond ETF, Market Vectors Emerging Markets High Yield Bond ETF, Market Vectors Fallen Angel High Yield Bond ETF, Market Vectors International High Yield Bond ETF and Market Vectors Treasury-Hedged High Yield Bond ETF only.) To the extent that the energy sector continues to represent at least a significant portion of a Fund, a Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the energy sector. Companies operating in the energy sector are subject to risks including, but not limited to, economic growth, worldwide demand, political instability in the regions that the companies operate, government regulation stipulating rates charged by utilities, interest rate sensitivity, oil price volatility, energy conservation, environmental policies, depletion of resources and the cost of providing the specific utility services. Recently, the price of oil has declined significantly and experienced significant volatility, which has adversely impacted companies operating in the energy sector. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters.

Risk of Investing in the Basic Materials Sector. (Market Vectors Fallen Angel High Yield Bond ETF only.) To the extent that the basic materials sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the basic materials sector. Companies engaged in the production and distribution of basic materials may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Risk of Investing in the Industrials Sector. (Market Vectors International High Yield Bond ETF only.) To the extent that the industrials sector continues to represent at least a significant portion of each Fund, a Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

exchange rates. The stock prices of companies in the industrials sector are affected by supply and demand both for their specific product or service and for industrial sector products in general. The products of manufacturing companies may face product obsolescence due to rapid technological developments and frequent new product introduction. In addition, the industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.

Risk of Investing in Mortgage REITs. (Market Vectors Mortgage REIT Income ETF only.) Mortgage REITs are exposed to the risks specific to the real estate market as well as the risks that relate specifically to the way in which mortgage REITs are organized and operated. Mortgage REITs receive principal and interest payments from the owners of the mortgaged properties. Accordingly, mortgage REITs are exposed to the credit risk of the borrowers. Credit risk refers to the possibility that the borrower will be unable and/or unwilling to make timely interest payments and/or repay the principal on the loan to the mortgage REIT when they are due. Mortgage REITs are also subject to risks of delinquency and foreclosure and risks of loss. In the event of any default of a mortgage loan, the mortgage REIT bears the risk of loss of principal to the extent of any deficiency between the value of the collateral and the principal and accrued interest of the loan.

A mortgage REIT may invest in mortgage-backed securities issued or guaranteed by Fannie Mae, Freddie Mac or the Federal Home Loan Banks, which are not backed by the full faith and credit of the United States. Because these securities are not backed by the full faith and credit of the United States, there is a risk that the U.S. Government will not provide financial support to these agencies if it is not obligated to do so. The maximum potential liability of such entities may greatly exceed their current resources, and it is possible that they will not be able to meet their obligations in the future. Concerns about Freddie Mac’s and Fannie Mae’s solvency during the volatility and disruption that impacted the capital and credit markets during late 2008 and into 2009 led to Freddie Mac and Fannie Mae being placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”) and receiving a capital infusion from the U.S. Treasury. The value of the mortgage-backed securities issued or guaranteed by Freddie Mac or Fannie Mae held by a mortgage REIT may be affected by future actions taken by the FHFA, the U.S. Treasury or the U.S. Government with respect to these entities and market perceptions. In addition, the financial services sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Furthermore, increased government involvement in the financial services sector, including measures such as mortgage loan modification and refinance programs, could affect the value of a mortgage REIT’s investments. The Dodd Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) imposes significant regulatory restrictions on the origination of residential mortgage loans and will impact the formation of new issuances of mortgage-backed securities. While the full impact of the Dodd-Frank Act and the role of the Consumer Financial Protection Bureau cannot be assessed until all implementing regulations are released, the Dodd-Frank Act’s extensive requirements may have a significant effect on the financial markets, and may affect the availability or terms of financing or terms of mortgage-backed securities, both of which may have an adverse effect on the value of a mortgage REIT’s investments. Recent developments in the credit markets may cause companies operating in the financial services sector to incur large losses, experience declines in the value of their assets and even cease operations.

To the extent that a mortgage REIT invests in mortgage-backed securities offered by private issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the mortgage REIT may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers may be supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. However, there can be no assurance that the private insurers can or will meet their obligations under such policies. Unexpected high rates of default on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to a mortgage REIT. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. To the extent that a mortgage REIT’s portfolio is exposed to lower-rated, unsecured or subordinated instruments, the risk of loss may increase, which may have a negative impact on the Fund. Mortgage REITs also are subject to the risk that the value of mortgaged properties may be less than the amounts owed on the properties. If a mortgage REIT is required to foreclose on a borrower, the amount recovered in connection with the foreclosure may be less than the amount owed to the mortgage REIT.

Mortgage REITs are subject to significant interest rate risk. Interest rate risk refers to fluctuations in the value of a mortgage REIT’s investment in fixed rate obligations resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the value of a mortgage REIT’s investment in fixed rate obligations goes down. In addition, rising interest rates generally reduce the demand for consumer credit, including mortgage loans, due to the higher cost of borrowing. This could cause the value of a mortgage REIT’s investments to decline. A mortgage REIT’s investment in adjustable rate obligations may react differently to interest rate changes than an investment in fixed rate obligations. As interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Mortgage REITs typically use leverage and many are highly leveraged, which exposes them to leverage risk and the risks generally associated with debt financing. Leverage risk refers to the risk that leverage created from borrowing may impair a mortgage REIT’s liquidity, cause it to liquidate positions at an unfavorable time, reduce dividends paid by the mortgage REIT and increase the volatility of the values of securities issued by the mortgage REIT. The use of leverage may not be advantageous to a mortgage REIT. The success of using leverage is dependent on whether the return earned on the investments made using the proceeds of leverage exceed the cost of using leverage. To the extent that a mortgage REIT incurs significant leverage, it may incur substantial losses if its borrowing costs increase. Borrowing costs may increase for any of the following reasons: short-term interest rates increase; the market value of a mortgage REIT’s assets decreases; interest rate volatility increases; or the availability of financing in the market decreases. During periods of adverse market conditions, downturns in the economy or deterioration in the conditions of the REIT’s mortgage-related assets the use of leverage may cause a mortgage REIT to lose more money than would have been the case if leverage was not used. To the extent that a mortgage REIT uses significant leverage, it may incur substantial losses if its borrowing costs increase.

Mortgage REITs are subject to prepayment risk, which is the risk that borrowers may prepay their mortgage loans at faster than expected rates. Prepayment rates generally increase when interest rates fall and decrease when interest rates rise. These faster than expected payments may adversely affect a mortgage REIT’s profitability. Prepayments can also occur when borrowers default on their mortgages and the mortgages are prepaid from the proceeds of a foreclosure sale of the property, or when borrowers sell the property and use the sale proceeds to prepay the mortgage as part of a physical relocation. Prepayment rates may be affected by conditions in the housing and financial markets, increasing defaults on residential mortgage loans, general economic conditions and the relative interest rates on loans.

REITs are subject to special U.S. federal tax requirements. Unlike corporations, REITs do not have to pay income taxes if they meet certain requirements set forth in the Internal Revenue Code. To qualify, a REIT must distribute at least 90% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property. A REIT’s failure to comply with these requirements may subject it to U.S. federal income taxation. This may adversely affect the REIT’s performance as well as the Fund’s performance.

Mortgage REITs may be dependent upon the management skills of a few individuals and may have limited financial resources. The managers of mortgage REITs may employ hedging strategies designed to mitigate certain risks, including interest rate risk. Poorly designed strategies or improperly executed transactions could significantly increase the mortgage REIT’s risk and lead to material losses. Mortgage REITs are generally not diversified and may be subject to heavy cash flow dependency, default by borrowers and self-liquidation. In addition, transactions between mortgage REITs and their affiliates may be subject to conflicts of interest which may adversely affect a mortgage REIT’s shareholders.

Risk of Investing in REITs. (Market Vectors Mortgage REIT Income ETF and Market Vectors Preferred Securities ex Financials ETF only.) Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. REITs generally invest directly in real estate, in mortgages or in some combination of the two. Operating REITs requires specialized management skills and the Fund indirectly bears management expenses along with the direct expenses of the Fund. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. REITs may also be subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs typically use leverage to acquire assets, which increases the risk of investing in REITs and can cause the values of the Fund’s investments in REITs to be more volatile and to decline if interest rates increase. REITs also must satisfy specific requirements of the Internal Revenue Code in order to qualify for tax-free pass-through income. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing the return to the Fund on its investment in such company. In addition, REITs, like mutual funds, have expenses, including management and administration fees, that are paid by their shareholders. As a result, shareholders will absorb their proportionate share of duplicate levels of fees when the Fund invests in REITs.

Risk of Investing in the Real Estate Industry. (Market Vectors Mortgage REIT Income ETF and Market Vectors Preferred Securities Ex Financials ETF only.) Companies in the real estate industry include companies that invest in real estate, such as REITs and real estate management and development companies. To the extent that the real estate industry continues to represent at least a significant portion of each Fund’s respective Index, a Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the real estate industry. Companies that invest in real estate are subject to the risks of owning real estate directly as well as to risks that relate specifically to the way that such companies operate, including management risk (such companies are dependent upon the management skills of a few key individuals and may have limited financial resources). Adverse economic, business or political developments affecting real estate could have a major effect on the values of a Fund’s investments. Investing in real estate is subject to such risks as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent, possible lack of availability of mortgage financing, fluctuations in

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

rental income and extended vacancies of properties. Certain real estate securities have a relatively small market capitalization, which may tend to increase the volatility of the market price of these securities. Real estate securities have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers.

Sampling Risk. (All Funds except Market Vectors BDC Income ETF, Market Vectors Mortgage REIT Income ETF, Market Vectors Preferred Securities ex Financials ETF and Market Vectors Treasury-Hedged High Yield Bond ETF.) A Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in its respective Index. As a result, an adverse development respecting an issuer of securities held by a Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its Index. Conversely, a positive development relating to an issuer of securities in an Index that is not held by the Fund could cause the Fund to underperform its respective Index. To the extent the assets in a Fund are smaller, these risks will be greater.

Sampling Risk. (Market Vectors Treasury-Hedged High Yield Bond ETF only). The Fund’s use of a representative sampling approach will result in its holding (or selling short) a smaller number of securities or instruments than are in (or sold short by) the Treasury-Hedged High Yield Bond Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Long Portfolio of the Treasury-Hedged High Yield Bond Index, or a greater increase in NAV than would be the case if the Fund gained exposure to all of the short positions in Treasury notes in the Short Portfolio of the Treasury-Hedged High Yield Bond Index. Conversely, a positive development relating to an issuer of securities in the Long Portfolio of the Treasury-Hedged High Yield Bond Index that is not held by the Fund could cause the Fund to underperform the Treasury-Hedged High Yield Bond Index, or outperform the Treasury- Hedged High Yield Bond Index in the case of a short position in the Short Portfolio of the Treasury-Hedged High Yield Bond Index that is not held by the Fund. To the extent the assets in the Fund are smaller, these risks will be greater.

Call Risk. (All Funds except Market Vectors BDC Income ETF, Market Vectors Emerging Markets Local Currency Bond ETF, Market Vectors Investment Grade Floating Rate ETF and Market Vectors Mortgage REIT Income ETF.) A Fund may invest in callable securities. If interest rates fall, it is possible that issuers of callable securities will “call” (or prepay) their securities before their maturity date. If a call were exercised by the issuer during or following a period of declining interest rates, a Fund is likely to have to replace such called security with a lower yielding security. If that were to happen, it would decrease a Fund’s net investment income.

Market Risk. The prices of securities in each Fund are subject to the risks associated with investing in securities markets including general economic conditions and sudden and unpredictable drops in value. Overall securities values could decline generally or could underperform other investments. An investment in a Fund may lose money.

Risk of Investing in Foreign Securities. (Market Vectors Emerging Markets Aggregate Bond ETF, Market Vectors Emerging Markets High Yield Bond ETF, Market Vectors Emerging Markets Local Currency Bond ETF, Market Vectors Fallen Angel High Yield Bond ETF, Market Vectors International High Yield Bond ETF and Market Vectors Preferred Securities ex Financials ETF only.) Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. Certain foreign markets that have historically been considered relatively stable may become volatile in response to changed conditions or new developments. Increased interconnectivity of world economies and financial markets increases the possibility that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Because certain Funds may invest in securities denominated in foreign currencies and some of the income received by these Funds may be in foreign currency, changes in currency exchange rates may negatively impact the Fund’s return. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. issuers, and therefore, not all material information may be available or reliable. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact a Fund’s ability to invest in foreign securities or may prevent the Fund from repatriating its investments.

Also, certain issuers located in foreign countries in which a Fund invests may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. As a result, an issuer may sustain damage to its reputation if it is identified as an issuer which operates in, or has dealings with, such countries. Each Fund, as an investor in such issuers, will be indirectly subject to those risks.

Foreign Currency Risk. (Market Vectors Emerging Markets Aggregate Bond ETF, Market Vectors Emerging Markets Local Currency Bond ETF and Market Vectors International High Yield Bond ETF only.) Because some or all of a Fund’s assets will be invested in bonds denominated in foreign currencies, the income received by the Fund from these investments may be in foreign currencies. A Fund’s exposure to foreign currencies and changes in the value of foreign currencies versus the U.S. dollar may result in reduced returns for the Fund. Moreover, a Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies.

Several factors may affect the price of Euros and the British pound sterling, including the debt level and trade deficit of the EMU and the United Kingdom, inflation and interest rates of the EMU and the United Kingdom and investors’ expectations concerning inflation and interest rates and global or regional political, economic or financial events and situations. The European financial markets have recently experienced volatility and adverse trends due to economic downturns or concerns about rising government debt levels of certain European countries, each of which may require external assistance to meet its obligations and run the risk of default on its debt, possible bail-out by the rest of the EU or debt restructuring. Assistance given to an EU member state may be dependent on a country’s implementation of reforms, including austerity measures, in order to curb the risk of default on its debt, and a failure to implement these reforms or increase revenues could result in a deep economic downturn. These events have adversely affected the exchange rate of the Euro and may adversely affect a Fund and its investments. In addition, one or more countries may abandon the Euro and the impact of these actions, especially in a disorderly manner, may have significant and far-reaching consequences on the Euro. The ongoing bailout program on behalf of Greece exacerbates these risks.

The value of an emerging market country’s currency may be subject to a high degree of fluctuation. This fluctuation may be due to changes in interest rates, investors’ expectations concerning inflation and interest rates, the emerging market country’s debt levels and trade deficit, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. The economies of certain emerging market countries can be significantly affected by currency devaluations. Certain emerging market countries may also have managed currencies which are maintained at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system could lead to sudden and large adjustments in the currency, which in turn, can have a negative effect on a Fund and its investments.

Sovereign and/or Quasi-Sovereign Bond Risk. (Market Vectors Emerging Markets Aggregate Bond ETF, Market Vectors Emerging Markets High Yield Bond ETF and Market Vectors Emerging Markets Local Currency Bond ETF only.) Investments in sovereign and/or quasi-sovereign bonds involves special risks not present in corporate bonds. The governmental authority that controls the repayment of the bond may be unable or unwilling to make interest payments and/or repay the principal on its debt or to otherwise honor its obligations. If an issuer of sovereign or quasi-sovereign bonds defaults on payments of principal and/or interest, the Fund may have limited recourse against the issuer. During periods of economic uncertainty, the market prices of sovereign and/or quasi-sovereign bonds, and the Fund’s NAV, may be more volatile than prices of corporate bonds, which may result in losses. In the past, certain governments of emerging market countries have declared themselves unable to meet their financial obligations on a timely basis, which has resulted in losses for holders of sovereign and/or quasi-sovereign bonds.

Uncertainty surrounding the level and sustainability of sovereign debt of certain countries that are part of the European Union, including Greece, Spain, Portugal, Ireland and Italy, has increased volatility in the financial markets. The ongoing bailout program on behalf of Greece exacerbates these risks. In addition, a number of Latin American countries are among the largest debtors of developing countries and have a long history of reliance on foreign debt. Most recently, Argentina defaulted on certain sovereign debt securities, which, among other things, has restricted its ability to issue new debt and increases the risk of additional defaults on its other sovereign debt securities outstanding.

Risk of Investing in the Consumer Discretionary Sector. (Market Vectors International High Yield Bond ETF and Market Vectors Treasury-Hedged High Yield Bond ETF only.) To the extent that the consumer discretionary sector continues to represents at least a significant portion of a Fund, a Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the consumer discretionary sector. Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Risk of Investing in the Consumer Staples Sector. (Market Vectors Treasury-Hedged High Yield Bond ETF only.) To the extent that the consumer staples sector continues to represent a significant portion the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the consumer staples sector. These companies may be adversely affected by changes in the worldwide economy, consumer spending, competition,

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

demographics and consumer preferences, exploration and production spending. Companies in this sector are also affected by changes in government regulation, world events and economic conditions.

Risk of Investing in the Utilities Sector. (Market Vectors Preferred Securities ex Financials ETF only.) To the extent that the utilities sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the utilities sector. Companies in the utilities sector may be adversely affected by changes in exchange rates, domestic and international competition, difficulty in raising adequate amounts of capital and governmental limitation on rates charged to customers.

Risk of Investing in Emerging Market Issuers. (Market Vectors Emerging Markets Aggregate Bond ETF, Market Vectors Emerging Markets High Yield Bond ETF, Market Vectors Emerging Markets Local Currency Bond ETF and Market Vectors International High Yield Bond ETF only.) A Fund may invest its assets in securities of emerging market issuers. Investment in securities of emerging market issuers involves risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in a Fund. Such heightened risks may include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, the impact on the economy as a result of civil war, crime (including drug violence) and social instability as a result of religious, ethnic and/or socioeconomic unrest. Issuers in certain emerging market countries are subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are issuers in more developed markets, and therefore, all material information may not be available or reliable. Additionally, each of the factors described below could have a negative impact on a Fund’s performance and increase the volatility of the Fund.

Securities Markets. Securities markets in emerging market countries are underdeveloped and are often considered to be less correlated to global economic cycles than those markets located in more developed countries. Securities markets in emerging market countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. These factors, coupled with restrictions on foreign investment and other factors, may limit the supply of securities available for investment by a Fund. This will affect the rate at which a Fund is able to invest in emerging market countries, the purchase and sale prices for such securities and the timing of purchases and sales. Emerging markets can experience high rates of inflation, deflation and currency devaluation. The prices of certain securities listed on securities markets in emerging market countries have been subject to sharp fluctuations and sudden declines, and no assurance can be given as to the future performance of listed securities in general. Volatility of prices may be greater than in more developed securities markets. Moreover, securities markets in emerging market countries may be closed for extended periods of time or trading on securities markets may be suspended altogether due to political or civil unrest. Market volatility may also be heightened by the actions of a small number of investors. Brokerage firms in emerging market countries may be fewer in number and less established than brokerage firms in more developed markets. Since a Fund may need to effect securities transactions through these brokerage firms, the Fund is subject to the risk that these brokerage firms will not be able to fulfill their obligations to the Fund. This risk is magnified to the extent a Fund effects securities transactions through a single brokerage firm or a small number of brokerage firms. In addition, the infrastructure for the safe custody of securities and for purchasing and selling securities, settling trades, collecting dividends, initiating corporate actions, and following corporate activity is not as well developed in emerging market countries as is the case in certain more developed markets.

Political and Economic Risk. Certain emerging market countries have historically been subject to political instability and their prospects are tied to the continuation of economic and political liberalization in the region. Instability may result from factors such as government or military intervention in decision making, terrorism, civil unrest, extremism or hostilities between neighboring countries. Any of these factors, including an outbreak of hostilities could negatively impact a Fund’s returns. Limited political and democratic freedoms in emerging market countries might cause significant social unrest. These factors may have a significant adverse effect on an emerging market country’s economy.

Many emerging market countries may be heavily dependent upon international trade and, consequently, may continue to be negatively affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which it trades. They also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

In addition, commodities (such as oil, gas and minerals) represent a significant percentage of certain emerging market countries’ exports and these economies are particularly sensitive to fluctuations in commodity prices. Adverse economic events in one country may have a significant adverse effect on other countries of this region. In addition, most emerging market countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels. The political history of certain emerging market countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such events could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets in the region.

Also, from time to time, certain issuers located in emerging market countries in which a Fund invests may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. As a result, an issuer may sustain damage to its reputation if it is identified as an issuer which operates in, or has dealings with, such countries. Each Fund, as an investor in such issuers, will be indirectly subject to those risks.

A portion of a Fund’s investments may be in Russian securities and instruments. Investment in securities of Russian issuers involves risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. Such heightened risks include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory or punitive taxation, regional conflict, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, the imposition of economic sanctions by other nations, the impact on the economy as a result of civil war, and social instability as a result of religious, ethnic and/or socioeconomic unrest. As a result of recent events involving Ukraine and the Russian Federation, the United States and the European Union have imposed sanctions on certain Russian entities and individuals and certain sectors of Russia’s economy, which may result in, among other things, the devaluation of Russian currency, a downgrade in the country’s credit rating, and/or a decline in the value and liquidity of Russian securities, property or interests. The United States and other nations or international organizations may impose additional economic sanctions or take other actions that may adversely affect Russian-related issuers, including companies in various sectors of the Russian economy, including, but not limited to, the financial services, energy, metals and mining, engineering, and defense and defense-related materials sectors. These sanctions, any future sanctions or other actions, or even the threat of further sanctions or other actions, may negatively affect the value and liquidity of a Fund’s portfolio. For example, a Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require a Fund to freeze its existing investments in Russian companies, prohibiting the Fund from buying, selling or otherwise transacting in these investments. Russia has undertaken and may undertake additional countermeasures or retaliatory actions which may further impair the value and liquidity of a Fund’s portfolio and potentially disrupt its operations. Such events or any future events may have an adverse impact on the economies and debts of other emerging markets as well.

The economies of one or more countries in which a Fund may invest may be in various states of transition from a planned economy to a more market oriented economy. The economies of such countries differ from the economies of most developed countries in many respects, including levels of government involvement, states of development, growth rates, control of foreign exchange and allocation of resources. Economic growth in these economies may be uneven both geographically and among various sectors of their economies and may also be accompanied by periods of high inflation. Political changes, social instability and adverse diplomatic developments in these countries could result in the imposition of additional government restrictions including expropriation of assets, confiscatory taxes or nationalization of some or all of the property held by the underlying issuers of securities included in a Fund’s Index. There is no guarantee that the governments of these countries will not revert back to some form of planned or non-market oriented economy, and such governments continue to be active participants in many economic sectors through ownership positions and regulation. The allocation of resources in such countries is subject to a high level of government control. Such countries’ governments may strictly regulate the payment of foreign currency denominated obligations and set monetary policy. Through their policies, these governments may provide preferential treatment to particular industries or companies. The policies set by the government of one of these countries could have a substantial effect on that country’s economy.

Investment and Repatriation Restrictions. The government in an emerging market country may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in such emerging market countries. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in emerging market countries and may inhibit a Fund’s ability to track its Index. In addition, a Fund may not be able to buy or sell securities or receive full value for such securities. Moreover, certain emerging market countries may require governmental approval or special licenses prior to investments by foreign investors and may limit the amount of investments by foreign investors in a particular industry and/or issuer; may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

available for purchase by domiciliaries of such emerging market countries; and/or may impose additional taxes on foreign investors. A delay in obtaining a required government approval or a license would delay investments in those emerging market countries, and, as a result, a Fund may not be able to invest in certain securities while approval is pending. The government of certain emerging market countries may also withdraw or decline to renew a license that enables a Fund to invest in such country. These factors make investing in issuers located or operating in emerging market countries significantly riskier than investing in issuers located or operating in more developed countries, and any one of them could cause a decline in the value of a Fund’s Shares.

Additionally, investments in issuers located in certain emerging market countries may be subject to a greater degree of risk associated with governmental approval in connection with the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. Moreover, there is the risk that if the balance of payments in an emerging market country declines, the government of such country may impose temporary restrictions on foreign capital remittances. Consequently, a Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Furthermore, investments in emerging market countries may require a Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

Available Disclosure About Emerging Market Issuers. Issuers located or operating in emerging market countries are not subject to the same rules and regulations as issuers located or operating in more developed countries. Therefore, there may be less financial and other information publicly available with regard to issuers located or operating in emerging market countries and such issuers are not subject to the uniform accounting, auditing and financial reporting standards applicable to issuers located or operating in more developed countries.

Foreign Currency Considerations. A Fund’s assets that are invested in fixed income securities of issuers in emerging market countries may be denominated in foreign currencies, and the income received by the Fund from these investments may be in foreign currencies. The value of an emerging market country’s currency may be subject to a high degree of fluctuation. This fluctuation may be due to changes in interest rates, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. The economies of certain emerging market countries can be significantly affected by currency devaluations. Certain emerging market countries may also have managed currencies which are maintained at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors.

A Fund’s exposure to an emerging market country’s currency and changes in value of such foreign currencies versus the U.S. dollar may reduce the Fund’s investment performance and the value of your investment in the Fund. Meanwhile, a Fund will compute and expects to distribute its income in U.S. dollars, and the computation of income will be made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date. Therefore, if the value of the respective emerging market country’s currency falls relative to the U.S. dollar between the earning of the income and the time at which a Fund converts the relevant emerging market country’s currency to U.S. dollars, the Fund may be required to liquidate certain positions in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements under the Internal Revenue Code. The liquidation of investments, if required, could be at disadvantageous prices or otherwise have an adverse impact on a Fund’s performance.

Certain emerging market countries also restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many such currencies and it would, as a result, be difficult for a Fund to engage in foreign currency transactions designed to protect the value of the Fund’s interests in securities denominated in such currencies. Furthermore, if permitted, a Fund may incur costs in connection with conversions between U.S. dollars and an emerging market country’s currency. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

Operational and Settlement Risk. In addition to having less developed securities markets, emerging market countries have less developed custody and settlement practices than certain developed countries. Rules adopted under the 1940 Act permit a Fund to maintain its foreign securities and cash in the custody of certain eligible non- U.S. banks and securities depositories. Banks in emerging market countries that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain emerging market countries there may be legal restrictions or limitations on the ability of a Fund to recover assets held in custody by a foreign sub-custodian in the event of the bankruptcy of the sub-custodian. Because settlement systems in emerging market countries may be less organized than in other developed markets, there may be a risk that settlement may be delayed and that cash or securities of a Fund may be in jeopardy because of failures of or defects in the systems. Under the laws in many emerging market countries, a Fund may be required to release local shares before receiving cash payment or may be required to make cash payment prior to receiving local shares, creating a risk that the Fund may surrender cash or securities without ever receiving securities or cash from the other party. Settlement systems in emerging market countries also have a higher risk of failed trades and back to back settlements may not be possible.

A Fund may not be able to convert a foreign currency to U.S. dollars in time for the settlement of redemption requests. In the event of a redemption request from an AP, a Fund will be required to deliver U.S. dollars to the AP on the settlement date. In the event that a Fund is not able to convert the foreign currency to U.S. dollars in time for settlement, which may occur as a result of the delays described above, the Fund may be required to liquidate certain investments and/or borrow money in order to fund such redemption. The liquidation of investments, if required, could be at disadvantageous prices or otherwise have an adverse impact on a Fund’s performance (e.g., by causing the Fund to overweight foreign currency denominated holdings and underweight other holdings which were sold to fund redemptions). In addition, a Fund will incur interest expense on any borrowings and the borrowings will cause the Fund to be leveraged, which may magnify gains and losses on its investments.

Certain issuers in emerging market countries may utilize share blocking schemes. Share blocking refers to a practice, in certain foreign markets, where voting rights related to an issuer’s securities are predicated on these securities being blocked from trading at the custodian or sub-custodian level for a period of time around a shareholder meeting. These restrictions have the effect of barring the purchase and sale of certain voting securities within a specified number of days before and, in certain instances, after a shareholder meeting where a vote of shareholders will be taken. Share blocking may prevent a Fund from buying or selling securities for a period of time. During the time that shares are blocked, trades in such securities will not settle. The blocking period can last up to several weeks. The process for having a blocking restriction lifted can be quite onerous with the particular requirements varying widely by country. In addition, in certain countries, the block cannot be removed. As a result of the ramifications of voting ballots in markets that allow share blocking, the Adviser, on behalf of a Fund, reserves the right to abstain from voting proxies in those markets.

Corporate and Securities Laws. Securities laws in emerging market countries are relatively new and unsettled and, consequently, there is a risk of rapid and unpredictable change in laws regarding foreign investment, securities regulation, title to securities and rights of bondholders. Accordingly, foreign investors may be adversely affected by new or amended laws and regulations. In addition, the systems of corporate governance to which emerging market issuers are subject may be less advanced than those systems to which issuers located in more developed countries are subject, and therefore, bondholders of issuers located in emerging market countries may not receive many of the protections available to bondholders of issuers located in more developed countries. In circumstances where adequate laws and bondholder rights exist, it may not be possible to obtain swift and equitable enforcement of the law. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change.

Risk of Subordinated Obligations. (Market Vectors Preferred Securities ex Financials ETF only.) Payments under some Preferred Securities may be structurally subordinated to all existing and future liabilities and obligations of each of the respective subsidiaries and associated companies of an issuer of a Preferred Security. Claims of creditors of such subsidiaries and associated companies will have priority as to the assets of such subsidiaries and associated companies over the issuer and its creditors, including Market Vectors Preferred Securities ex Financials ETF, who seek to enforce the Preferred Security, as applicable. Certain Preferred Securities do not contain any restrictions on the ability of the subsidiaries of the issuers to incur additional unsecured indebtedness.

Equity Securities Risk. (Market Vectors BDC Income ETF and Market Vectors Mortgage REIT Income ETF only.) The value of the equity securities held by a Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may result in a decline in the value of equity securities of an issuer held by the Fund; the price of the equity securities of an issuer may be particularly sensitive to general movements in the securities markets; or a drop in the securities markets may depress the price of most or all of the equities securities held by the Fund. In addition, the equity securities of an issuer in a Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns, although under certain market conditions fixed income securities may have comparable or greater price volatility. A change in the financial condition, market perception or the credit rating of an issuer of securities in a Fund’s Index may cause the value of its securities to decline.

Risk of Investing in Small- and Medium-Capitalization Companies. (Market Vectors BDC Income ETF, Market Vectors Mortgage REIT Income ETF and Market Vectors Preferred Securities ex Financials ETF only.) Each Fund may invest in small- and/or medium-capitalization companies and, therefore will be subject to certain risks associated with small- and medium-capitalization companies. These companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences, with little or no record of profitability. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than large-capitalization companies. Returns on investments in securities of small- and medium-capitalization companies could trail the returns on investments in securities of larger companies.

Risk of Investing in Micro-Capitalization Companies. (Market Vectors BDC Income ETF only.) A Fund may invest in micro-capitalization companies. These companies are subject to substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro-capitalization companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, it may take a long time before the Fund realizes a gain, if any, on an investment in a micro-capitalization company.

Issuer-Specific Changes Risk. (Market Vectors Mortgage REIT Income ETF only.) The value of individual securities or particular types of securities in a Fund’s portfolio can be more volatile than the market as a whole and can perform differently from the value of the market as a whole, especially if the Fund’s portfolio is concentrated in a country, group of countries, region, market, industry, group of industries, sector or asset class. The value of securities of smaller issuers can be more volatile than that of larger issuers. A change in the financial condition, market perception or credit rating of an issuer of securities included in a Fund’s Index may cause the value of its securities to decline.

Risk of Investing in BDCs. (Market Vectors BDC Income ETF only.) BDCs generally invest in less mature U.S. private companies or thinly traded U.S. public companies which involve greater risk than well-established publicly-traded companies. While the BDCs that comprise the BDC Index are expected to generate income in the form of dividends, certain BDCs during certain periods of time may not generate such income. The Fund will indirectly bear its proportionate share of any management fees and other operating expenses incurred by the BDCs and of any performance-based or incentive fees payable by the BDCs in which it invests, in addition to the expenses paid by the Fund. A BDC’s incentive fee may be very high, vary from year to year and be payable even if the value of the BDC’s portfolio declines in a given time period. Incentive fees may create an incentive for a BDC’s manager to make investments that are risky or more speculative than would be the case in the absence of such compensation arrangements, and may also encourage the BDC’s manager to use leverage to increase the return on the BDC’s investments. Any incentive fee payable by a BDC that relates to its net investment income may be computed and paid on income that may include interest that has been accrued but not yet received. If a portfolio company defaults on a loan that is structured to provide accrued interest income, it is possible that accrued interest income previously included in the calculation of the incentive fee will become uncollectible. A BDC’s manager may not be obligated to reimburse the BDC’s shareholder for any part of the incentive fee it received that was based on accrued interest income that was never received as a result of a subsequent default, and such circumstances would result in the BDC’s shareholders (including the Fund) paying an incentive fee on income that was never received by the BDC. Such incentive fees may also create an incentive for a BDC’s manager to make investments in securities with deferred interest features. The use of leverage by BDCs magnifies gains and losses on amounts invested and increases the risks associated with investing in BDCs. A BDC may make investments with a larger amount of risk of volatility and loss of principal than other investment options and may also be highly speculative and aggressive.

The 1940 Act imposes certain constraints upon the operations of a BDC. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of U.S. private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt investments that mature in one year or less. Generally, little public information exists for private and thinly traded companies and there is a risk that investors and the Index Provider (as defined herein) may not be able to make a fully informed evaluation of a BDC and its portfolio of investments. With respect to investments in debt instruments, there is a risk that the issuers of such instruments may default on their payments or declare bankruptcy. Additionally, a BDC may only incur indebtedness in amounts such that the BDC’s asset coverage ratio of total assets to total senior securities equals at least 200% after such incurrence. These limitations on asset mix and leverage may affect the way that the BDC raises capital. BDCs compete with other entities for the types of investments they make, and such entities are not necessarily subject to the same investment constraints as BDCs.

Investments made by BDCs are generally subject to legal and other restrictions on resale and are otherwise less liquid than publicly-traded securities. The illiquidity of these investments may make it difficult to sell such investments if the need arises, and if there is a need for a BDC in which the Fund invests to liquidate its portfolio quickly, it may realize a loss on its investments. BDCs may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be disproportionately impacted by the poor performance of a small number of investments, or even a single investment, particularly if a company experiences the need to write down the value of an investment. Since BDCs rely on access to short-term money markets, longer-term capital markets and the bank markets as significant sources of liquidity, if BDCs are not able to access capital at competitive rates, their ability to implement certain financial strategies will be negatively impacted. Market disruptions, including a downturn in capital markets in general or a downgrade of the credit rating of a BDC held by the Fund, may increase the cost of borrowing to that BDC and adversely impact its returns. Credit downgrades may also result in requirements on a BDC to provide additional support in the form of letters of credit or cash or other collateral to various counterparties.

Certain BDCs may be difficult to value. Since many of the assets of BDCs do not have readily ascertainable market values, such assets are most often recorded at fair value, in good faith, in accordance with valuation procedures adopted by such companies. A fair value determination requires that judgment be applied to the specific facts and circumstances. Due to the absence of a readily ascertainable market value, and because of the inherent uncertainty of fair valuation, the fair value assigned to a BDC’s investments may differ significantly from the values that would be reflected if the assets were traded in an established market, potentially resulting in material differences between a BDC’s NAV per share and its market value.

Many BDCs invest in mezzanine and other debt securities of privately held companies, including senior secured loans. Mezzanine investments typically are structured as subordinated loans (with or without warrants) that carry a fixed rate of interest. Many debt investments in which a BDC may invest will not be rated by a credit rating agency and will be below investment grade quality. These investments are commonly referred to as “junk bonds” and have predominantly speculative characteristics with respect to an issuer’s capacity to make payments of interest and principal. Although lower grade securities are potentially higher yielding, they are also characterized by high risk. In addition, the secondary market for lower grade securities may be less liquid than that of higher rated securities. Issuers of lower rated securities have a currently identifiable vulnerability to default or may currently be in default. Lower-rated securities may react more strongly to real or perceived adverse economic and competitive industry conditions than higher grade securities. If the issuer of lower-rated securities defaults, a BDC may incur additional expenses to seek recovery.

Risk of Investment Restrictions. (Market Vectors BDC Income ETF only.) The Fund is subject to the conditions set forth in the Exemptive Relief and certain additional provisions of the 1940 Act that limit the amount that the Fund and its affiliates, in the aggregate, can invest in the outstanding voting securities of any one BDC. The Fund and its affiliates may not acquire “control” of a BDC, which is presumed once ownership of a BDC’s outstanding voting securities exceeds 25%. This limitation could inhibit the Fund’s ability to purchase one or more BDCs in the BDC Index in the proportions represented in the BDC Index. In these circumstances, the Fund would be required to use sampling techniques, which could increase the risk of tracking error.

Preferred Securities Risk. (Market Vectors Preferred Securities ex Financials ETF only.) Preferred Securities are essentially contractual obligations that entail rights to distributions declared by the issuer’s board of directors but may permit the issuer to defer or suspend distributions for a certain period of time. Preferred Securities, which generally pay fixed or adjustable rate dividends or interest to investors, have preference over common stock in the payment of dividends or interest and the liquidation of a company’s assets, which means that a company typically must pay dividends or interest on its Preferred Securities before paying any dividends on its common stock. On the other hand, preferred securities are junior to the company’s debt, including both senior and subordinated debt. Because of their subordinated position in the capital structure of an issuer, the ability to defer dividend or interest payments for extended periods of time without triggering an event of default for the issuer, and certain other features, Preferred Securities are often treated as equity-like instruments by both issuers and investors, as their quality and value are heavily dependent on the profitability and cash flows of the issuer rather than on any legal claims to specific assets.

If the Fund owns a Preferred Security whose issuer has deferred or suspended distributions, the Fund may be required to account for the distribution that has been deferred or suspended for tax purposes, even though it may not have received this income in cash. Further, Preferred Securities may lose substantial value if distributions are deferred, suspended or not declared. Preferred Securities may also permit the issuer to convert Preferred Securities into the issuer’s common stock.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

Preferred Securities that are convertible into common stock may decline in value if the common stock to which Preferred Securities may be converted declines in value. Preferred Securities may be less liquid than such securities as common stocks and do not convey the same rights as common stock to the holder of Preferred Securities, such as voting rights (except in certain situations relating to distributions of preferred dividends). Preferred Securities are subject to greater credit risk than traditional fixed income securities because the rights of holders of Preferred Securities are subordinated to the rights of the bond and debtholders of an issuer. If an issuer of Preferred Securities encounters financial difficulties, the issuer’s board of directors may not declare a distribution and the value of Preferred Securities may decline as a result. The board of directors of an issuer of Preferred Securities may not declare distributions even if such payments have come due.

Convertible Securities Risk. (Market Vectors Preferred Securities ex Financials ETF only.) Convertible securities are subject to risks associated with both fixed income securities and common stocks. Depending on the convertible security’s conversion value, the price of a convertible security will be influenced by interest rates (i.e., its price generally will increase when interest rates fall and decrease when interest rates rise) or will tend to fluctuate directly with the price of the equity security into which the security can be converted.

Risk of Investing in Futures. (Market Vectors Treasury-Hedged High Yield Bond ETF only.) Futures contracts generally provide for the future sale by one party and purchase by another party of a specified instrument, index or commodity at a specified future time and at a specified price. The Fund’s use of derivatives such as futures involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The prices of futures can be highly volatile, using futures can lower total return, create investment leverage, and the potential loss from futures can exceed the Fund’s initial investment in such contracts. Even a well-conceived futures transaction may be unsuccessful due to market events. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract.

Futures are subject to a number of risks, such as potential changes in value in response to market developments and the risk that a futures transaction may not have the effect the Adviser anticipated. Futures contracts also involve the risk of mispricing or improper valuation and the risk that changes in the value of a futures contract may not correlate perfectly with the underlying indicator. The use of futures may increase the amount and affect the timing and character of taxes payable by shareholders of the Fund. A liquid secondary market may not always exist for the Fund’s futures contract positions at any time.

Short Sales Risk. (Market Vectors Treasury-Hedged High Yield Bond ETF only.) Short sales are transactions in which the Fund sells a security or instrument that it does not own. The Fund may incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the security or instrument sold short. The Fund may also pay transaction costs and borrowing fees in connection with short sales, and is required to pay the lender of the Treasury notes any interest payments received thereon during the pendency of the short sale. Until the Fund replaces a borrowed security, it is required to maintain collateral in the form of cash or liquid assets with its prime broker to cover the Fund’s short position. The Fund will also be required to deposit similar assets to meet collateral requirements with its custodian in a segregated account for the benefit of the prime broker. If the Fund’s prime broker fails to make or take delivery of a security as part of a short sale transaction, to make a cash settlement payment or to otherwise honor the terms of its contractual arrangements with the Fund, the settlement of the short sale transaction may be delayed and the Fund may lose money. This may also impair the Fund’s ability to track the Treasury-Hedged High Yield Bond Index or meet redemption requests. Cash held as collateral in the segregated account earns interest based on current market practices. Generally, assets held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund’s ability to access the pledged collateral may also be impaired in the event the broker becomes bankrupt or otherwise fails to comply with the terms of the contract. In such instances the Fund may not be able to substitute or sell the pledged collateral and may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in these circumstances. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral pledged to a broker), marked-to-market daily, to cover the short sale obligations. This may limit the Fund’s ability to track the Treasury-Hedged High Yield Bond Index, as well as its ability to meet redemption requests or other current obligations. Short sales are subject to special tax rules that will impact the character of gains and losses realized and affect the timing of income recognition.

Hedging Risk. (Market Vectors Treasury-Hedged High Yield Bond ETF only.) The Treasury-Hedged High Yield Bond Index is designed to hedge against the price sensitivity of the below investment grade corporate bonds included in the Long Portfolio of the Treasury-Hedged High Yield Bond Index to increases in interest rates. The Fund’s Short Portfolio does not reduce credit risk. The Fund’s Short Portfolio will not eliminate interest rate risk, and the value of the Fund’s shares may decline if interest rates increase. The Fund’s Short Portfolio will also result in foregone losses if interest rates decline. A risk of hedging is the imperfect correlation between price movement of the securities or instruments sold short and the price movement of the Fund’s investments. In addition, there may be significant differences between the below-investment grade corporate bond market and Treasury securities or futures markets that could result in the Fund’s short positions performing ineffectively, exacerbating losses or causing greater tracking error. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for securities or instruments, including technical influences and differences between the bonds being hedged and the securities or instruments available for trading.

Index Tracking Risk. Each Fund’s return may not match the return of its Index for a number of reasons. For example, a Fund incurs a number of operating expenses not applicable to its Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Index and (to the extent creations and redemptions are effected in cash) raising cash to meet redemptions or deploying cash in connection with newly created Creation Units. A Fund also bears the costs and risks associated with buying and selling securities while such costs are not factored into the return of its Index. In addition, each Fund’s (except for Market Vectors BDC Income ETF, Market Vectors Mortgage REIT Income ETF and Market Vectors Preferred Securities ex Financials ETF) use of a representative sampling approach may cause the Fund’s returns to not be as well correlated with the return of its Index as would be the case if the Fund purchased all of the securities in its Index or, in the case of Market Vectors Treasury-Hedged High Yield Bond ETF, established or gained exposure to all of the short positions represented in its Index, in the proportions represented in such Index and can be expected to result in greater tracking error than if the Fund used a replication indexing strategy. Each Fund may not be fully invested at times either as a result of cash flows into the Fund (to the extent creations and redemptions are effected in cash) or reserves of cash held by the Fund to pay expenses and (to the extent creations and redemptions are effected in cash) meet redemptions. Market Vectors Treasury-Hedged High Yield Bond ETF may also hold cash or cash equivalents to serve as collateral for the Fund’s investments in futures contracts. In addition, a Fund may not be able to invest in certain securities included in its Index, or invest in them in the exact proportions in which they are represented in its Index, due to legal restrictions or limitations imposed by the governments of certain countries or a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). Market Vectors Treasury-Hedged High Yield Bond ETF may be unable to establish or maintain one or more long or short positions represented in its Index as a result of having to post collateral with its prime broker and maintaining sufficient liquid assets to cover its short term obligations. Moreover, a Fund may be delayed in purchasing or selling securities included in its Index. Certain Funds may encounter issues with regard to currency convertibility (including the cost of borrowing funds, if any) or repatriation, which may also increase index tracking risk. For tax efficiency purposes, a Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of its Index.

Certain Funds may fair value certain of the foreign securities a Fund holds. To the extent a Fund calculates its NAV based on fair value prices and the value of its Index is based on securities’ closing prices (i.e., the value of its Index is not based on fair value prices) or if the Fund otherwise calculates its NAV based on prices that differ from those used in calculating its Index, the Fund’s ability to track its Index may be adversely affected. The need to comply with the tax diversification and other requirements of the Internal Revenue Code may also impact the Fund’s ability to replicate the performance of its Index. In addition, if a Fund utilizes depositary receipts not included in its respective Index and other derivative instruments, its return may not correlate as well with the return of its Index as would be the case if the Fund purchased all the securities in its Index directly. In light of the factors discussed above, each Fund’s return may deviate significantly from the return of its Index.

Risk of Cash Transactions. Unlike other ETFs, Market Vectors Emerging Markets Aggregate Bond ETF, Market Vectors Emerging Markets Local Currency Bond ETF, Market Vectors International High Yield Bond ETF and Market Vectors Treasury-Hedged High Yield Bond ETF effect all or a portion of their creations and redemptions for cash, rather than in-kind securities. As a result, an investment in such Fund may be less tax-efficient than an investment in a more conventional ETF. Other ETFs generally are able to make in-kind redemptions and avoid realizing gains in connection with transactions designed to raise cash to meet redemption requests. Because these Funds effect all or a portion of their redemptions for cash, rather than in-kind distributions, they may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds, which involves transaction costs. If a Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. These Funds generally intend to distribute these gains to shareholders to avoid being taxed on these gains at the Fund level and otherwise comply with the special tax rules that apply to them. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF.

Replication Management Risk. Unlike many investment companies, the Funds are not “actively” managed. Therefore, unless a specific security is removed from its Index, a Fund generally would not sell a security because the security’s issuer is in financial trouble. If a specific security is removed from a Fund’s Index, the Fund may be forced to sell such security at an inopportune time or for prices other than at current market values. An investment in a Fund involves risks similar to those of investing in any fund that invests in equities or bonds, such as market fluctuations caused by such factors as economic and

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

political developments, changes in interest rates and perceived trends in security prices. Each Fund’s Index may not contain the appropriate or a diversified mix of securities for any particular economic cycle. The timing of changes in the securities of a Fund’s portfolio in seeking to replicate its Index could have a negative effect on the Fund. Unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, a Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Premium/Discount Risk. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. The NAV of the Shares will fluctuate with changes in the market value of each Fund’s securities holdings. The market prices of Shares will fluctuate in accordance with changes in NAV and supply and demand on NYSE Arca. The Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of a Fund’s Index trading individually or in the aggregate at any point in time. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. Any of these factors, discussed above and further below, may lead to the Shares trading at a premium or discount to the Fund’s NAV. In addition, because certain of certain Fund’s underlying securities trade on exchanges that are closed when the NYSE Arca (“NYSE Arca”) (i.e., the exchange that Shares of the Funds trade on) is open, there are likely to be deviations between the current pricing of an underlying security and the closing security’s price (i.e., the last quote from its closed foreign market) resulting in premiums or discounts to NAV that may be greater than those experienced by other ETFs.

Non-Diversified Risk. Each Fund is a separate investment portfolio of the Trust, which is an open-end investment company registered under the 1940 Act. Each Fund, except for Market Vectors BDC Income ETF, Market Vectors Emerging Markets High Yield Bond ETF, Market Vectors Fallen Angel High Yield Bond ETF and Market Vectors International High Yield Bond ETF, is classified as a “non-diversified” investment company under the 1940 Act. As a result, each of these Funds is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in obligations of a single issuer. As a result, the gains and losses on a single investment may have a greater impact on each such Fund’s NAV and may make the Fund more volatile than more diversified funds. Market Vectors Mortgage REIT Income ETF may be particularly vulnerable to this risk because the Mortgage REITs Index it seeks to replicate is comprised of securities of a very limited number of companies.

Concentration Risk. A Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent that its respective Index concentrates in a particular sector or sectors or industry or group of industries. The securities of many or all of the companies in the same sector or industry may decline in value due to developments adversely affecting such sector or industry. By concentrating its assets in a particular sector or sectors or industry or group of industries, a Fund is subject to the risk that economic, political or other conditions that have a negative effect on that sector or industry will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

ADDITIONAL RISKS

Risk of Investing in Derivatives. Derivatives are financial instruments whose values are based on the value of one or more reference assets or indicators, such as a security, currency, interest rate, or index. A Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Moreover, although the value of a derivative is based on an underlying indicator, a derivative does not carry the same rights as would be the case if a Fund invested directly in the underlying securities.

Derivatives are subject to a number of risks, such as potential changes in value in response to market developments or, in the case of “over-the-counter” derivatives, as a result of a counterparty’s credit quality and the risk that a derivative transaction may not have the effect the Adviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not achieve the desired correlation with the underlying asset or indicator. Derivative transactions can create investment leverage, may be highly volatile, and a Fund could lose more than the amount it invests. The use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders of a Fund.

Many derivative transactions are entered into “over-the-counter” (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on, among other factors, the ability and the willingness of a Fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, a Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the

Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for a Fund’s derivative positions at any time.

Zero-Coupon and Payment-in-Kind Securities Risk. (Market Vectors Emerging Markets High Yield Bond ETF, Market Vectors Fallen Angel High Yield Bond ETF, Market Vectors International High Yield Bond ETF and Market Vectors Treasury-Hedged High Yield Bond ETF only.) Zero-coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Payment-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. A Fund accrues income with respect to zero-coupon and payment-in-kind securities prior to the receipt of cash payments. Even though periodic interest payments are not made on such securities, tax rules require the Fund to distribute accrued income, which may require the Fund to liquidate securities at unfavorable prices or borrow money in order to make these distributions.

Leverage Risk. To the extent that a Fund borrows money or utilizes certain derivatives, it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities.

Short History of an Active Market/No Guarantee of Active Trading Market. Certain Funds are recently organized series of an investment company. While Shares are listed on NYSE Arca, there can be no assurance that active trading markets for the Shares will be maintained, especially for recently organized Funds. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which could cause a material decline in the Fund’s NAV. Van Eck Securities Corporation, the distributor of each Fund’s Shares (the “Distributor”), does not maintain a secondary market in the Shares. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming directly with a Fund.

AP Concentration Risk. Certain Funds have a limited number of financial institutions that may act as APs. To the extent that those APs exit the business, or are unable to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, Shares of a Fund may trade like closed-end funds at a discount to NAV and possibly face de-listing.

Trading Issues. Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca’s “circuit breaker” rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of a Fund will continue to be met or will remain unchanged.

TAX ADVANTAGED PRODUCT STRUCTURE

Unlike many conventional mutual funds which are only bought and sold at closing NAVs, the Shares of certain Funds have been designed to be tradable in a secondary market on an intra-day basis and to be created and redeemed in-kind, except for Market Vectors Emerging Markets Aggregate Bond ETF, Market Vectors Emerging Markets Local Currency Bond ETF, Market Vectors International High Yield Bond ETF and Market Vectors Treasury-Hedged High Yield Bond ETF whose Shares are created and redeemed partially or principally for cash, in Creation Units at each day’s market close. These in-kind arrangements are designed to mitigate the adverse effects on a Fund’s portfolio that could arise from frequent cash purchase and redemption transactions that affect the NAV of the Fund. Moreover, in contrast to conventional mutual funds, where frequent redemptions can have an adverse tax impact on taxable shareholders because of the need to sell portfolio securities which, in turn, may generate taxable gain, the in-kind redemption mechanism of certain Funds, to the extent used, generally is not expected to lead to a tax event for shareholders whose shares are not being redeemed.

PORTFOLIO HOLDINGS

A description of each Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Funds’ SAI.

MANAGEMENT OF THE FUNDS

Board of Trustees. The Board of Trustees of the Trust has responsibility for the general oversight of the management of the Funds, including general supervision of the Adviser and other service providers, but is not involved in the day-to-day management of the Trust. A list of the Trustees and the Trust officers, and their present positions and principal occupations, is provided in the Funds’ SAI.

Investment Adviser. Under the terms of an investment management agreement between the Trust and Van Eck Associates Corporation with respect to the Funds (the “Investment Management Agreement”), Van Eck Associates Corporation serves as the adviser to each Fund and, subject to the supervision of the Board of Trustees, is responsible for the day-to-day investment management of each Fund. As of June 30, 2015, the Adviser managed approximately $30.74 billion in assets. The Adviser has been an investment adviser since 1955 and also acts as adviser or sub-adviser to other mutual funds, ETFs, other pooled investment vehicles and separate accounts. The Adviser’s principal business address is 666 Third Avenue, New York, New York 10017. A discussion regarding the Board of Trustees’ approval of the Investment Management Agreement is available in the Trust’s semi-annual report for the period ended October 31, 2014.

For the services provided to each Fund under the Investment Management Agreement, each Fund pays the Adviser monthly fees based on a percentage of each Fund’s average daily net assets at the annual rate of 0.35% (with respect to Market Vectors Emerging Markets Aggregate Bond ETF, Market Vectors Emerging Markets Local Currency Bond ETF and Market Vectors Investment Grade Floating Rate ETF), 0.40% (with respect to Market Vectors BDC Income ETF, Market Vectors Emerging Markets High Yield Bond ETF, Market Vectors Fallen Angel High Yield Bond ETF, Market Vectors International High Yield Bond ETF, Market Vectors Mortgage REIT Income ETF and Market Vectors Preferred Securities ex Financials ETF) and 0.45% (with respect to Market Vectors Treasury-Hedged High Yield Bond ETF). From time to time, the Adviser may waive all or a portion of its fee. Until at least September 1, 2016, the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.14% (with respect to Market Vectors Investment Grade Floating Rate ETF), 0.40% (with respect to Market Vectors BDC Income ETF, Market Vectors Emerging Markets High Yield Bond ETF, Market Vectors Fallen Angel High Yield Bond ETF, Market Vectors International High Yield Bond ETF, Market Vectors Mortgage REIT Income ETF and Market Vectors Preferred Securities ex Financials ETF), 0.47% (with respect to Market Vectors Emerging Markets Local Currency Bond ETF), 0.49% (with respect to Market Vectors Emerging Markets Aggregate Bond ETF) and 0.50% (with respect to Market Vectors Treasury-Hedged High Yield Bond ETF) of its average daily net assets per year. Offering costs excluded from the expense caps are: (a) legal fees pertaining to a Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of a Fund to be listed on an exchange.

Each Fund is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, legal, audit and other services, interest, taxes, any distribution fees or expenses, offering fees or expenses and extraordinary expenses.

Manager of Managers Structure. With respect to Market Vectors BDC Income ETF, Market Vectors Emerging Markets High Yield Bond ETF, Market Vectors Fallen Angel High Yield Bond ETF, Market Vectors International High Yield Bond ETF and Market Vectors Treasury-Hedged High Yield Bond ETF, the Adviser and the Trust may rely on an exemptive order (the “Order”) from the SEC that permits the Adviser to enter into investment sub-advisory agreements with unaffiliated sub-advisers without obtaining shareholder approval. The Adviser, subject to the review and approval of the Board of Trustees, may select one or more sub-advisers for Market Vectors BDC Income ETF, Market Vectors Emerging Markets High Yield Bond ETF, Market Vectors Fallen Angel High Yield Bond ETF, Market Vectors International High Yield Bond ETF and Market Vectors Treasury-Hedged High Yield Bond ETF and supervise, monitor and evaluate the performance of each sub-adviser.

The Order also permits the Adviser, subject to the approval of the Board of Trustees, to replace sub-advisers and amend investment sub-advisory agreements, including applicable fee arrangements, without shareholder approval whenever the Adviser and the Board of Trustees believe such action will benefit Market Vectors BDC Income ETF, Market Vectors Emerging Markets High Yield Bond ETF, Market Vectors Fallen Angel High Yield Bond ETF, Market Vectors International High Yield Bond ETF and Market Vectors Treasury-Hedged High Yield Bond ETF and their respective shareholders. The Adviser thus would have the responsibility (subject to the oversight of the Board of Trustees) to recommend the hiring and replacement of sub-advisers as well as the discretion to terminate any sub-adviser and reallocate Market Vectors BDC Income ETF’s, Market Vectors Emerging Markets High Yield Bond ETF’s, Market Vectors Fallen Angel High Yield Bond ETF’s, Market Vectors International High Yield Bond ETF’s or Market Vectors Treasury-Hedged High Yield Bond ETF’s assets for management among any other sub-adviser(s) and itself. This means that the Adviser would be able to reduce the sub-advisory fees and retain a larger portion of the management fee, or increase the sub-advisory fees and retain a smaller portion of the management fee. The Adviser would compensate each sub-adviser out of its management fee.

Administrator, Custodian and Transfer Agent. Van Eck Associates Corporation is the administrator for the Funds (the “Administrator”), and The Bank of New York Mellon is the custodian of each Fund’s assets and provides transfer agency and fund accounting services to the Funds. The Administrator is responsible for certain clerical, recordkeeping and/or bookkeeping services which are provided pursuant to the Investment Management Agreement.

Distributor. Van Eck Securities Corporation is the distributor of the Shares. The Distributor will not distribute Shares in less than Creation Units, and does not maintain a secondary market in the Shares. The Shares are traded in the secondary market.

PORTFOLIO MANAGERS

The portfolio manager who is responsible for the day-to-day management of each of Market Vectors Emerging Markets Aggregate Bond ETF’s, Market Vectors Emerging Markets High Yield Bond ETF’s, Market Vectors Emerging Markets Local Currency Bond ETF’s, Market Vectors Fallen Angel High Yield Bond ETF’s, Market Vectors International High Yield Bond ETF’s, Market Vectors Investment Grade Floating Rate ETF’s and Market Vectors Treasury-Hedged High Yield Bond ETF’s portfolios is Francis G. Rodilosso. The portfolio managers who currently share joint responsibility for the day-to-day management of each of Market Vectors BDC Income ETF’s, Market Vectors Mortgage REIT Income ETF’s and Market Vectors Preferred Securities ex Financials ETF’s portfolios are Hao Hung (Peter) Liao and George Chao.

Mr. Rodilosso has been employed by the Adviser as a portfolio manager since March 2012. Mr. Rodilosso graduated from Princeton University in 1990 with a Bachelor of Arts and from the Wharton School of Business in 1993 with a Masters of Business Administration. Prior to joining the Adviser, Mr. Rodilosso was Managing Director, Global Emerging Markets at The Seaport Group (January 2010 to March 2012), Founding Partner of Soundbrook Capital, LLC (June 2008 to December 2009) and Managing Director, Portfolio Manager and Head of Risk Management at Greylock Capital Management (2001 to 2008). Mr. Liao has been employed by the Adviser since the summer of 2004. Mr. Chao has been employed by the Adviser since December 2007. Prior to joining the Adviser, he served as Controller of Operations Administrations Division and Corporate Safety (September 2006—December 2007) and a Senior Finance Associate (August 2004—August 2006) for United Airlines. Each of Messrs. Chao and Liao serve as a portfolio manager of other funds of the Trust. Messrs. Liao and Chao also serve as portfolio managers for certain other investment companies and pooled investment vehicles advised by the Adviser. See the Funds’ SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their respective ownership of Shares of each Fund.

SHAREHOLDER INFORMATION

DETERMINATION OF NAV

The NAV per Share for each Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is determined each business day as of the close of trading (ordinarily 4:00 p.m. Eastern time) on the New York Stock Exchange. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

The values of each Fund’s portfolio securities are based on the securities’ closing prices on local markets, when available. Due to the time difference between the United States and certain countries in which certain Funds invest, securities on these exchanges may not trade at times when Shares of a Fund will trade. In the absence of a last reported sales price, or if no sales were reported, and for other assets for which market quotes are not readily available, values may be based on quotes obtained from a quotation reporting system, established market makers or by an outside independent pricing service. Fixed income securities are normally valued on the basis of quotes from brokers or dealers, established market makers or an outside independent pricing service using data reflecting the earlier closing of the principal markets for those securities. Short positions may be valued based on ask prices obtained from such sources in the absence of a last reported sales price for the shorted security. Prices obtained by an outside independent pricing service may use information provided by market makers or estimates of market values obtained from yield data related to investments or securities with similar characteristics and may use a computerized grid matrix of securities and its evaluations in determining what it believes is the fair value of the portfolio securities. Short-term investments having a maturity of 60 days or less are valued at amortized cost. If a market quotation for a security is not readily available or the Adviser believes it does not otherwise accurately reflect the market value

SHAREHOLDER INFORMATION (continued)

of the security at the time a Fund calculates its NAV, the security will be fair valued by the Adviser in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees. Each Fund may also use fair value pricing in a variety of circumstances, including but not limited to, situations where the value of a security in the Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. In addition each Fund currently expects that it will fair value certain of the foreign securities held by the Fund each day the Fund calculates its NAV, except those securities principally traded on exchanges that close at the same time the Fund calculates its NAV. Accordingly, a Fund’s NAV is expected to reflect certain portfolio securities’ fair values rather than their market prices at the time the exchanges on which they principally trade close. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s respective Index. This may adversely affect a Fund’s ability to track its respective Index. With respect to securities that are principally traded on foreign exchanges, the value of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

BUYING AND SELLING EXCHANGE-TRADED SHARES

The Shares of the Funds are listed on NYSE Arca. If you buy or sell Shares in the secondary market, you will incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. In times of severe market disruption or low trading volume in a Fund’s Shares, this spread can increase significantly. It is anticipated that the Shares will trade in the secondary market at prices that may differ to varying degrees from the NAV of the Shares. During periods of disruptions to creations and redemptions or the existence of extreme market volatility, the market prices of Shares are more likely to differ significantly from the Shares’ NAV.

The Depository Trust Company (“DTC”) serves as securities depository for the Shares. (The Shares may be held only in book-entry form; stock certificates will not be issued.) DTC, or its nominee, is the record or registered owner of all outstanding Shares. Beneficial ownership of Shares will be shown on the records of DTC or its participants (described below). Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, to exercise any rights of a holder of Shares, each beneficial owner must rely on the procedures of: (i) DTC; (ii) “DTC Participants,” i.e., securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC; and (iii) “Indirect Participants,” i.e., brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly, through which such beneficial owner holds its interests. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a beneficial owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes. For more information, see the section entitled “Book Entry Only System” in the Funds’ SAI.

The NYSE Arca is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because non-U.S. exchanges may be open on days when a Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s Shares.

Market Timing and Related Matters. The Funds impose no restrictions on the frequency of purchases and redemptions. The Board of Trustees considered the nature of each Fund (i.e., a fund whose shares are expected to trade intra-day), that the Adviser monitors the trading activity APs for patterns of abusive trading, that the Funds reserve the right to reject orders that may be disruptive to the management of or otherwise not in the Funds’ best interests, and that each Fund fair values certain of its securities. Given this structure, the Board of Trustees determined that it is not necessary to impose restrictions on the frequency of purchases and redemptions for the Funds at the present time.

DISTRIBUTIONS

Net Investment Income and Capital Gains. As a Fund shareholder, you are entitled to your share of such Fund’s distributions of net investment income and net realized capital gains on its investments. Each Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

Each Fund typically earns income from dividends from stocks and/or interest from debt securities. These amounts, net of expenses, are typically passed along to Fund shareholders as dividends from net investment income. Each Fund generally realizes capital gains or losses whenever it sells securities. Net capital gains are distributed to shareholders as “capital gain distributions.”

Net investment income, if any, is typically distributed to shareholders monthly by each Fund (quarterly with respect to Market Vectors BDC Income ETF and Market Vectors Mortgage REIT Income ETF) while capital gains, if any, are typically distributed to shareholders at least annually. Dividends may be declared and paid more frequently to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code. In addition, the Funds may determine to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities, as if the Funds owned the underlying investment securities for the entire dividend period in which case some portion of each distribution may result in a return of capital, which, for tax purposes, is treated as a return of your investment in Shares. Record shareholders will be notified regarding the portion of the distribution which represents a return of capital.

Distributions in cash may be reinvested automatically in additional Shares of your Fund only if the broker through which you purchased Shares makes such option available.

TAX INFORMATION

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Funds, including the possible application of foreign, state and local taxes. Unless your investment in a Fund is through a tax-exempt entity or tax-deferred retirement account, such as a 401(k) plan, you need to be aware of the possible tax consequences when: (i) a Fund makes distributions; (ii) you sell Shares in the secondary market or (iii) you create or redeem Creation Units.

Taxes on Distributions. As noted above, each Fund expects to distribute net investment income monthly (quarterly with respect to Market Vectors BDC Income ETF and Market Vectors Mortgage REIT Income ETF), and any net realized long-term or short-term capital gains, if any, annually. Each Fund may also pay a special distribution at any time to comply with U.S. federal tax requirements.

Distributions from a Fund’s net investment income, including any net short-term gains, if any, are taxable to you as ordinary income. In general, your distributions are subject to U.S. federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund. Distributions of net investment income are generally taxable as ordinary income. Whether distributions of capital gains represent long-term or short-term capital gains is determined by how long a Fund owned the investments that generated them, rather than how long you have owned your Shares. Distributions of net short-term capital gains in excess of net long—term capital losses, if any, are generally taxable as ordinary income. Distributions of net long-term capital gains in excess of net short-term capital losses, if any, that are properly reported as capital gain dividends are generally taxable as long-term capital gains. Long-term capital gains of a non-corporate shareholder are generally taxable at a maximum rate of 15% or 20%, depending on whether the shareholder’s income exceeds certain threshold amounts (but the 25% capital gain tax rate will remain applicable to 25% rate gain distributions received by Market Vectors Mortgage REIT Income ETF).

The Funds, except for Market Vectors BDC Income ETF and Market Vectors Preferred Securities ex Financials ETF, do not expect that any of their distributions will be qualified dividends eligible for lower tax rates or for the corporate dividends received deduction. In the event that Market Vectors BDC Income ETF and Market Vectors Preferred Securities ex Financials ETF receive such a dividend and designate the distribution of such dividend as a qualified dividend, the dividend may be taxed at maximum capital gains rates of 15% or 20%, provided holding period and other requirements are met at both the shareholder and the Fund level. It is not expected that any significant portion of the Market Vectors BDC Income ETF’s or Market Vectors Preferred Securities ex Financials ETF’s distributions will be eligible for qualified dividend treatment.

Distributions in excess of a Fund’s current and accumulated earnings and profits are treated as a tax-free return of your investment to the extent of your basis in the Shares, and generally as capital gain thereafter. A return of capital, which for tax purposes is treated as a return of your investment, reduces your basis in Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of Shares. A distribution will reduce a Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an economic standpoint, the distribution may constitute a return of capital.

Dividends, interest and gains from non-U.S. investments of the Funds may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may, in some cases, reduce or eliminate such taxes.

SHAREHOLDER INFORMATION (continued)

If more than 50% of a Fund’s total assets at the end of its taxable year consist of foreign securities, the Fund may elect to “pass through” to its investors certain foreign income taxes paid by the Fund, with the result that each investor will (i) include in gross income, as an additional dividend, even though not actually received, the investor’s pro rata share of the Fund’s foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income), subject to certain limitations, the investor’s pro rata share of the Fund’s foreign income taxes. It is expected that more than 50% of each Fund’s assets will consist of foreign securities, except for Market Vectors BDC Income ETF, Market Vectors Mortgage REIT Income ETF, Market Vectors Fallen Angel High Yield Bond ETF, Market Vectors Investment Grade Floating Rate ETF, Market Vectors Preferred Securities ex Financials ETF and Market Vectors Treasury-Hedged High Yield Bond ETF.

Backup Withholding. A Fund may be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number or otherwise established a basis for exemption from backup withholding. The backup withholding rate for individuals is currently 28%. This is not an additional tax and may be refunded, or credited against your U.S. federal income tax liability, provided certain required information is furnished to the Internal Revenue Service.

Taxes on the Sale or Cash Redemption of Exchange Listed Shares. Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long term capital gain or loss if the Shares have been held for more than one year and as a short term capital gain or loss if held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Shares. The ability to deduct capital losses may be limited. To the extent that a shareholder’s Shares are redeemed for cash, this is normally treated as a sale for tax purposes.

Taxes on Creations and Redemptions of Creation Units. A person who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of exchange and the sum of the exchanger’s aggregate basis in the securities surrendered and the amount of any cash paid for such Creation Units. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of primarily securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities for Creation Units or redeeming Creation Units should consult their own tax adviser with respect to whether wash sale rules apply and when a loss might be deductible and the tax treatment of any creation or redemption transaction.

Under current U.S. federal income tax laws, any capital gain or loss realized upon a redemption (or creation) of Creation Units is generally treated as long-term capital gain or loss if the Shares (or securities surrendered) have been held for more than one year and as a short-term capital gain or loss if the Shares (or securities surrendered) have been held for one year or less.

If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you created or sold and at what price.

Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Non-U.S. Shareholders. If you are not a citizen or resident alien of the United States or if you are a non-U.S. entity, a Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business.

As part of the Foreign Account Tax Compliance Act, (“FATCA”), a Fund may be required to withhold 30% on certain types of U.S. sourced income (e.g., dividends, interest, and other types of passive income) and after January 1, 2017, proceeds from the sale or other disposition of property producing U.S. sourced income to (i) foreign financial institutions (“FFIs”), including non-U.S. investment funds, unless they agree to collect and disclose to the Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain nonfinancial foreign entities (“NFFEs”), unless they certify certain information regarding their direct and indirect U.S. owners. To avoid possible withholding, FFIs will need to enter into agreements with the IRS which state that they will provide the IRS information, including the names, account numbers and balances, addresses and taxpayer identification numbers of U.S. account holders and comply with due diligence procedures with respect to the identification of U.S. accounts as well as agree to withhold tax on certain types of withholdable payments made to non-compliant foreign financial institutions or to applicable foreign account holders who fail to provide the required information to the IRS, or similar account information and required documentation to a local revenue authority, should an applicable intergovernmental agreement be implemented. NFFEs will need to provide certain information regarding each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to the IRS.

While some parts of the FATCA rules have not been finalized, a Fund may be subject to the FATCA withholding obligation, and also will be required to perform due diligence reviews to classify foreign entity investors for FATCA purposes. Investors are required to agree to provide information necessary to allow a Fund to comply with the FATCA rules. If a Fund is required to withhold amounts from payments pursuant to FATCA, investors will receive distributions that are reduced by such withholding amounts.

Non-U.S. shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Funds, including the possible applicability of the U.S. estate tax.

The foregoing discussion summarizes some of the consequences under current U.S. federal income tax law of an investment in a Fund. It is not a substitute for personal tax advice. Consult your own tax advisor about the potential tax consequences of an investment in a Fund under all applicable tax laws.

INDEX PROVIDERS

The Emerging Markets Index is published by JPMorgan Securities Inc. (“J.P. Morgan”). The BDC Index, EM Aggregate Bond Index, Floating Rate Index, Mortgage REITs Index and Treasury-Hedged High Yield Bond Index are published by Market Vectors Index Solutions GmbH (“MVIS”), which is a wholly owned subsidiary of the Adviser. The Emerging Markets High Yield Index, Fallen Angel Index and High Yield Index are published by BofA Merrill Lynch (“Merrill Lynch”). The Preferred Securities Index is published by Wells Fargo & Company (“Wells Fargo”). J.P. Morgan, MVIS, Merrill Lynch and Wells Fargo are referred to herein as the “Index Providers.” The Index Providers do not sponsor, endorse, or promote the Funds and bear no liability with respect to the Funds or any security.

MARKET VECTORS® US BUSINESS DEVELOPMENT COMPANIES INDEX

The BDC Index is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of BDCs. To be eligible for the BDC Index and qualify as a BDC, a company must be organized under the laws of, and have its principal place of business in, the United States, be registered with the SEC and have elected to be regulated as a BDC under the 1940 Act.

To be eligible for addition to the BDC Index, stocks must have a market capitalization of greater than $150 million as of the end of the month prior to the month in which a rebalancing date occurs. Stocks must have a three-month average daily trading volume value of at least $1 million to be eligible for the BDC Index and issuers of such stocks must have traded at least 250,000 shares each month over the last six months.

As of June 30, 2015, the BDC Index included 29 securities of companies with a market capitalization range of between approximately $86 million to $5.2 billion and a weighted average market capitalization of $2.0 billion. These amounts are subject to change.

The BDC Index is calculated and maintained by Solactive AG on behalf of the Index Provider.

The BDC Index is reconstituted quarterly.

MARKET VECTORS® EM AGGREGATE BOND INDEX

The EM Aggregate Bond Index is comprised of sovereign bonds and corporate bonds denominated in U.S. dollars, Euros or local emerging market currencies. As of June 30, 2015, emerging markets countries represented in the EM Aggregate Bond Index include Angola, Argentina, Azerbaijan, Bahrain, Bangladesh, Barbados, Belize, Bolivia, Brazil, Bulgaria, Chile, China, Colombia, Costa Rica, Côte d‘Ivoire, Croatia, Czech Republic, Dominican Republic, Ecuador, Egypt, El Salvador, Gabon, Georgia, Ghana, Guatemala, Honduras, Hong Kong, Hungary, India, Indonesia, Iraq, Israel, Jamaica, Jordan, Kazakhstan, Kenya, Kuwait, Latvia, Lebanon, Lithuania, Malaysia, Mexico, Mongolia, Morocco, Namibia, Nigeria, Oman, Pakistan, Panama, Paraguay, Peru, Philippines, Poland, Qatar, Romania, Russia, Saudi Arabia, Senegal, Serbia, South Africa, Sri Lanka, Thailand, Tunisia, Turkey, Ukraine, United Arab Emirates, Uruguay, Venezuela, Vietnam and Zambia. The EM Aggregate Bond Index includes both investment grade and below investment grade rated securities. Rule 144A securities, both those with and without registration rights, may be included in the EM Aggregate Bond Index. As of June 30, 2015, 29.44% of the EM Aggregate Bond Index consisted of below investment grade securities. As of June 30, 2015, the EM Aggregate Bond Index included approximately 2,228 bonds of 773 issuers and the weighted average maturity of the EM Aggregate Bond Index was 9.02 years.

Qualifying corporate and quasi-sovereign debt securities denominated in U.S. dollars, Euros or local currencies must have an amount outstanding equivalent to at least $300 million in U.S. dollars. Qualifying sovereign debt securities denominated in U.S. dollars or Euros must have an amount outstanding equivalent to at least $500 million in U.S. dollars. Qualifying local currency sovereign debt securities must have an amount outstanding equivalent to at least $1 billion in U.S. dollars (i.e., after imposing constituent level filters on amount outstanding, remaining term to maturity, etc.).

The EM Aggregate Bond Index uses a modified market cap weighting methodology, which involves categorizing each bond in the EM Aggregate Bond Index into one of the following categories: (1) U.S. dollar or Euro-denominated corporate and quasi-sovereign bonds; (2) local currency-denominated corporate and quasi-sovereign bonds; (3) U.S. dollar or Euro-denominated sovereign bonds; and (4) local-currency-denominated sovereign bonds (each, a “Currency Category”).

1.

Weightings are capped at 3.00% per issuer (based on amount outstanding) of corporate bonds and quasi-sovereign debt and the excess weight shall be re-distributed to the other corporate and quasi-sovereign bond Currency Category.

2.

Weightings per country (of risk) are capped at 10.00% within each Currency Category and the excess weight shall be re-distributed proportionally across all other uncapped countries in the same Currency Category.

3.	Weightings are capped at 50.00% per Currency Category and the excess weight shall be re-distributed proportionally across all other uncapped Currency Categories.

The steps 1-3 are repeated until final weightings are capped at 3.00% maximum per issuer of corporate bonds and quasi-sovereign debt, 10.00% maximum per country (of risk) within each category and 50.00% maximum per country.

The EM Aggregate Bond Index is rebalanced monthly.

THE BOFA MERRILL LYNCH DIVERSIFIED HIGH YIELD US EMERGING MARKETS CORPORATE PLUS INDEX

The Emerging Markets High Yield Index is comprised of U.S. dollar denominated bonds issued by non-sovereign emerging market issuers that are rated BB1 or lower (based on an average of ratings from Moody’s, S&P and Fitch) and that are issued in the major domestic and Eurobond markets. If only two of these agencies rate a bond, then the average rating is based on the average of the two ratings. If only one agency rates a bond, that rating is used for considering eligibility. In order to qualify for inclusion in the Emerging Markets High Yield Index, an issuer must have risk exposure to countries other than members of the FX Group of Ten, all Western European countries and territories of the United States and Western European countries. The FX Group of Ten includes all Euro members, Australia, Canada, Japan, New Zealand, Norway, Sweden, Switzerland, the United Kingdom and the United States. In addition, bonds must have at least 18 months to final maturity at the time of issuance, at least one year remaining to final maturity, a fixed coupon and at least $300 million in outstanding face value to be included in the Emerging Markets High Yield Index. As of June 30, 2015, the weighted average maturity of the Emerging Markets High Yield Index was 5.60 years.

The Emerging Markets High Yield Index includes corporate and quasi-government bonds of qualifying countries, but excludes sovereign and supranational bonds.

The Emerging Markets High Yield Index constituents are capitalization-weighted based on their current amount outstanding times the market price plus accrued interest, subject to a 10% country of risk cap and a 3% issuer cap.

The Emerging Markets High Yield Index is rebalanced on the last calendar day of each month.

As of the date of June 30, 2015, the Emerging Markets High Yield Index included approximately 485 bonds of 288 issuers from the following countries: Argentina, Azerbaijan, Bahrain, Bangladesh, Barbados, Brazil, Chile, China, Colombia, Costa Rica, Croatia, Dominican Republic, El Salvador, Georgia, Guatemala, Hong Kong, Hungary, India, Indonesia, Israel, Jamaica, Jordan, Kazakhstan, Macau, Mexico, Mongolia, Morocco, Mozambique, Nigeria, Panama, Paraguay, Peru, Philippines, Poland, Russia, Saudi Arabia, Singapore, South Africa, South Korea, Sri Lanka, Thailand, Trinidad and Tobago, Turkey, Ukraine, United Arab Emirates, Uruguay, and Venezuela.

J.P. MORGAN GBI–EMG CORE INDEX

The Emerging Markets Index is designed to track the performance of bonds issued by emerging market governments and denominated in the local currency of the issuer. The Emerging Markets Index is designed to be investible and includes only those countries that are accessible by most of the international investor base. The Index Provider selects bonds from each of the emerging market countries set forth below that are fixed-rate, domestic currency government bonds with greater than 13 months to maturity. As of June 30, 2015, the Emerging Markets Index included 197 bonds of issuers from the following countries: Brazil, Chile, Colombia, Hungary, Indonesia, Malaysia, Mexico, Nigeria, Peru, Philippines, Poland, Romania, Russia, South Africa, Thailand and Turkey.

Countries eligible for inclusion in the Emerging Markets Index are countries whose gross national income (“GNI”) per capita is below the Index Income Ceiling (“IIC”) for three consecutive years. IIC is defined as GNI per capita level that is adjusted every year by the growth rate of the World GNI per capita. Current IIC level is U.S.$19,402 as of January 2015 (Previous level was U.S.$18,690 in 2013). A country will be reviewed for exclusion from the Emerging Markets Index if its GNI per capita is above the IIC for three consecutive years and its sovereign credit rating is A-/A3/A- or above for three consecutive years. Changes in country eligibility may warrant the re-categorization of countries into and out of the Emerging Markets Index. The Emerging Markets Index excludes countries with explicit capital controls, but does not factor in regulatory/tax hurdles in assessing eligibility, unless such regulatory or tax hurdles significantly hinder investor’s ability to replicate the Emerging Markets Index.

The maximum weight to a country in the Emerging Markets Index is capped at 10%, the minimum is 3%.

The Emerging Markets Index rebalances on the last weekday of each month, subject to the availability of the 4PM London closing FX marks from WM/Reuters.

The Emerging Markets Index is calculated on all weekdays.

The following types of bonds are excluded from the Emerging Markets Index: floating rate bonds, inflation-linked bonds, capitalization/amortizing bonds, callable bonds, convertible bonds and puttable bonds.

PricingDirect Inc., a market-based professional valuation service and a wholly owned subsidiary of J.P. Morgan Chase & Co, is utilized as the primary source for instrument level pricing ensuring transparency around pricing sourcing and consistency/accuracy of index constituent valuations. FX spot and forward levels are sourced from 4PM London closing marks from WM/Reuters.

THE BOFA MERRILL LYNCH US FALLEN ANGEL HIGH YIELD INDEX

The Fallen Angel Index is comprised of below investment grade corporate bonds denominated in U.S. dollars that were rated investment grade at the time of issuance. Qualifying securities must be issued in the U.S. domestic market and have a below investment grade rating (based on an average of ratings from Moody’s, S&P and Fitch). If only two of these agencies rate a bond, then the average rating is based on the average of the two ratings. If only one agency rates a bond, that rating is used for considering Fallen Angel Index eligibility. The Fallen Angel Index includes bonds issued by both U.S. and non-U.S. issuers. The country of risk of qualifying issuers must be a member of the FX Group of Ten, a western European nation, or a territory of the U.S. or a Western European nation. The FX Group of Ten includes all Euro members, Australia, Canada, Japan, New Zealand, Norway, Sweden, Switzerland, the United Kingdom and the United States.

Qualifying securities must have at least 18 months to final maturity at time of issuance, at least one year remaining to final maturity, a fixed coupon schedule and a minimum amount outstanding of $100 million.

Fallen Angel Index constituents are capitalization-weighted based on their current amount outstanding.

The Fallen Angel Index is rebalanced on the last calendar day of the month.

As of June 30, 2015, the Fallen Angel Index included 322 below investment grade bonds of 130 issuers from the following countries: Canada, Finland, France, Germany, Ireland, Italy, Japan, Luxembourg, the Netherlands, Norway, Puerto Rico, Spain, Switzerland, the United Kingdom and the United States.

THE BOFA MERRILL LYNCH GLOBAL EX-US ISSUERS HIGH YIELD CONSTRAINED INDEX

The High Yield Index tracks the performance of below investment grade debt issued by corporations located throughout the world (which may include emerging market countries) excluding the United States denominated in Euros, U.S. dollars, Canadian dollars or pound sterling issued in the major domestic or eurobond markets. Qualifying securities must have a below investment grade rating (based on an average of ratings from Moody’s, S&P and Fitch). If only two of these agencies rate a bond, then the average rating is based on the average of the two ratings. If only one agency rates a bond, that rating is used for considering High Yield Index eligibility. Qualifying securities must have at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $100 million, €100 million, £50 million or C$100 million.

High Yield Index constituents are capitalization-weighted, based on their current amount outstanding multiplied by the market price plus accrued interest, provided the total allocation to an individual issuer does not exceed 3%.

The High Yield Index is rebalanced on the last calendar day of the month.

As of June 30, 2015, the High Yield Index included 1,706 below investment grade securities of 838 issuers from the following countries: Argentina, Australia, Austria, Azerbaijan, Bahamas, Bahrain, Bangladesh, Barbados, Belgium, Brazil, Bulgaria, Canada, Cayman Islands, Chile, China, Colombia, Costa Rica, Croatia, Cyprus, Czech Republic, Denmark, Dominican Republic, El Salvador, Finland, France, Georgia, Germany, Greece, Guatemala, Hong Kong, Hungary, Iceland, India, Indonesia, Ireland, Israel, Italy, Jamaica, Japan, Jersey C.I., Jordan, Kazakhstan, Kuwait, Luxembourg, Macau, Mexico, Mongolia, Morocco, the Netherlands, New Zealand, Nigeria, Norway, Panama, Paraguay, Peru, Philippines, Poland, Portugal, Puerto Rico, Romania, Russia, Saudi Arabia, Serbia, Singapore, Slovenia, South Africa, South Korea, Spain, Sri Lanka, Sweden, Switzerland, Thailand, Trinidad & Tobago, Turkey, Ukraine, United Arab Emirates, United Kingdom, Uruguay, Venezuela and Vietnam.

MARKET VECTORS® US INVESTMENT GRADE FLOATING RATE INDEX

The Floating Rate Index is designed to track the performance of U.S. investment grade floating rate notes with outstanding issue sizes of greater than or equal to $500 million. The Floating Rate Index is comprised of U.S. dollar-denominated floating rate notes issued by corporate entities or similar commercial entities that are public reporting companies in the United States with at least one investment grade rating by one of Moody’s, S&P, Fitch or a local rating agency and must not be rated “below investment grade” by any one of Moody’s, S&P, Fitch or a local rating agency. As of June 30, 2015, the Floating Rate Index consisted of 334 notes of 131 issuers and approximately 17% of the Floating Rate Index consisted of Rule 144A securities.

To be eligible for inclusion in the Floating Rate Index, investment grade floating rate notes must be issued by issuers that are formed as corporations, limited liability companies and similar types of entities that are engaged in a financial or commercial enterprise. Notes issued by governments, sovereigns, quasi-sovereigns, not-for-profit entities and government backed entities are not eligible.

To be eligible for inclusion in the Floating Rate Index, securities must provide for payment in the regular course of business of interest or dividends although interest or dividends must be paid at floating rates. Instruments that provide for the ability to defer payment of dividends or coupons are eligible for inclusion in the Floating Rate Index, even if the deferral right is pre-established.

Floating Rate Index securities must be U.S. dollar-denominated. Issuers may be either U.S. based or foreign. Issuers or their guarantors must be publicly reporting companies under Sections 13 or 15(d) of the Securities Exchange Act of 1934.

Floating Rate Index securities may be publicly registered, exempt from registration under Section 3(a)(2) of the Securities Act, distributed to persons who are qualified institutional buyers under Rule 144A of the Securities Act or issued only on a private placement basis.

Floating Rate Index securities must be rated “investment grade” or above by Moody’s, S&P or Fitch. “Investment grade” means a rating of “Baa3” or above by Moody’s or a rating of “BBB-” or above by S&P and Fitch. To be eligible for inclusion in the Floating Rate Index, securities may not be rated “below investment grade” by one of the three of Moody’s, S&P and Fitch. For this purpose “below investment grade” means “Ba1” or below by Moody’s or “BB+” or below by S&P or Fitch.

Repackaged securities linked to a security, a basket of securities or an index, swaps, ETFs, preferred securities, convertible securities, notes with options or warrants attached, bearer bonds, Sukuk bonds, fixed to floating rate bonds, dual currency bonds and asset-backed or other structured securities are not eligible for inclusion in the Floating Rate Index.

Securities included in the Floating Rate Index must have a minimum of 0.5 years remaining to maturity.

The Floating Rate Index is calculated by Interactive Data Pricing and Reference Data, LLC (“IDC”) and maintained by IDC with Wells Fargo Securities, LLC on behalf of the Index Provider.

The weight of any single constituent is capped at 2.00%. The Floating Rate Index is rebalanced monthly.

MARKET VECTORS® GLOBAL MORTGAGE REITS INDEX

The Mortgage REITs Index is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of publicly traded U.S. and non-U.S. REITs that derive at least 50% of their revenues (or, where applicable, have at least 50% of their assets) from mortgage-related activity. As of the date of this Prospectus, the Mortgage REITs Index is comprised of stocks of publicly traded U.S. REITs that derive at least 50% of their revenues (or, where applicable, have at least 50% of their assets) from mortgage-related activity. This includes companies or trusts that are primarily engaged in the purchase or service of commercial or residential mortgage loans or mortgage related securities, which may include mortgage-backed securities issued by private issuers and those issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored entities.

To be eligible for addition to the Mortgage REITs Index, stocks must have a market capitalization of greater than $150 million as of the end of the month prior to the month in which a rebalancing date occurs. Stocks must have a three month average daily trading volume value of at least $1 million to be eligible for the Mortgage REITs Index and issuers of such stocks must have traded at least 250,000 shares each month over the last six months.

As of June 30, 2015, the Mortgage REITs Index included 24 securities of companies with a market capitalization range of between approximately $293.6 million to $8.7 billion and a weighted average market capitalization of $3.4 billion. These amounts are subject to change.

The Mortgage REITs Index is calculated and maintained by Solactive AG on behalf of the Index Provider.

The Mortgage REITs Index is rebalanced quarterly.

WELLS FARGO® HYBRID AND PREFERRED SECURITIES EX FINANCIALS INDEX

The Preferred Securities Index is designed to track the performance of convertible or exchangeable and non-convertible preferred securities listed on U.S. exchanges. The Preferred Securities Index is comprised of preferred securities listed on U.S. exchanges, including securities that, in the Index Provider’s judgment, are functionally equivalent to preferred securities including, but not limited to, convertible securities, depositary preferred securities and perpetual subordinated debt, excluding securities with a “financial” industry sector classification per the Bloomberg Professional® service (collectively, “Preferred Securities”). Functionally equivalent securities to Preferred Securities are securities that are issued and trade in similar manner to traditional perpetual preferred securities. Preferred Securities may be subject to redemption or call provisions and may include those issued by small- and medium-capitalization companies. Preferred Securities issued by real estate investment trusts (“REITs”) are not considered to be securities with a “financial” industry sector classification, and therefore may be included in the Preferred Securities Index.

Preferred Securities (or, in the case of convertible or exchangeable Preferred Securities, the securities into which they are convertible or exchangeable) must be listed on the NYSE, the NYSE Arca or NASDAQ. Preferred Securities must maintain a minimum par value of $250 million or minimum of 10 million shares outstanding. For purposes of selecting securities, the Index Provider’s Index Review Committee (“IRC”) does not distinguish between affiliated and non-affiliated holders. Accordingly, securities would be deemed to be outstanding even if they are held entirely by affiliates of the issuer. Preferred Securities may have fixed or floating dividends or coupons, although dividends or coupons may be subject to deferral. Preferred Securities must be denominated in U.S. dollars. Issuers may be either U.S.-based or foreign-based. Preferred Securities must be publicly registered or exempt from registration under Section 3(a)(2) of the Securities Act. Unregistered, privately placed securities are not eligible for inclusion unless they are exchangeable for registered shares, assuming eligibility criteria are otherwise met. Preferred Securities do not include auction rate preferred securities, securities subject to sinking fund provisions, shares in closed-end funds, municipal securities, or repackaged securities linked to a security, a basket of securities or an index.

As of June 30, 2015, the Preferred Securities Index included 87 U.S.-listed securities of 50 issuers. The amounts are subject to change.

The Preferred Securities Index is reconstituted and rebalanced monthly.

MARKET VECTORS® US TREASURY-HEDGED HIGH YIELD BOND INDEX

The Treasury-Hedged High Yield Bond Index was designed to provide exposure to below investment grade corporate bonds, denominated in U.S. dollars, and, through the use of U.S. Treasury notes, to hedge against rising interest rates.

The Treasury-Hedged High Yield Bond Index is comprised of a “Long Portfolio” and a “Short Portfolio.” The “Long Portfolio” of the Treasury-Hedged High Yield Bond Index includes qualifying corporate bonds that must have a below investment grade (IG) rating (based on ratings from Moody’s, S&P and Fitch); a bond is eligible if it has either 2 or 3 high-yield (HY) ratings, 1 HY and 1 IG rating or 1 HY and no IG rating. The Treasury-Hedged High Yield Bond Index includes bonds, including callable bonds, issued by issuers incorporated in the United States. As of the date of June 30, 2015, approximately 26% of the Treasury-Hedged High Yield Bond Index is comprised of Rule 144A securities. As of June 30, 2015, the Treasury-Hedged High Yield Bond Index consisted of approximately 882 below investment grade bonds of 448 issuers.

Qualifying securities must have at least one year remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $500 million. Original issue zero coupon bonds, Rule 144A securities, both with and without registration rights, and payment-in-kind securities, including toggle notes, qualify for inclusion in the Treasury-Hedged High Yield Bond Index. Payment-in-kind securities pay distributions or interest in the form of additional securities. Toggle notes are a type of payment-in-kind bond where the issuer has the option to defer an interest payment by agreeing to pay an increased coupon in the future. Callable perpetual securities qualify provided they are at least one year from the first call date. A callable perpetual security is a type of bond that has no maturity date but may be redeemed by the issuer at certain times. Fixed-to-floating rate securities also qualify provided they are callable within the fixed rate period and are at least one year from the last call prior to the date the bond transitions from a fixed to a floating rate security. Excluded from the Treasury-Hedged High Yield Bond Index are Eurodollar bonds (U.S. dollar-denominated bonds not issued in the U.S. domestic market), taxable and tax-exempt U.S. municipal, warrant-bearing and defaulted securities.

Long Portfolio Index constituents are modified market capitalization-weighted and issuers are capped at 3% and the excess weight shall be redistributed proportionately across the other Long Portfolio constituents.

The Short Portfolio of the Treasury-Hedged High Yield Bond Index includes a short position on the cheapest-to-deliver five-year U.S. Treasury note determined monthly as of the most recent rebalance date.

The Treasury-Hedged High Yield Bond Index is calculated and maintained by Interactive Data Pricing and Reference Data, LLC on behalf of the Index Provider.

The Long Portfolio and Short Portfolio of the Treasury-Hedged High Yield Bond Index are rebalanced as of the close of business on the last trading day of each month.

LICENSE AGREEMENTS AND DISCLAIMERS

The Adviser has entered into a licensing agreement with each Index Provider to use each Fund’s respective Index. Each Fund is entitled to use its respective Index pursuant to a sublicensing arrangement with the Adviser.

Copyright 2015 JPMorgan Chase & Co. All rights reserved. J.P. Morgan is the marketing name for JPMorgan Chase & Co., and its subsidiaries and affiliates worldwide. J.P. Morgan Securities Inc. is a member of NYSE and SIPC. JPMorgan Chase Bank, National Association is a member of FDIC. J.P. Morgan Futures Inc. is a member of the NFA. J.P. Morgan Securities Ltd. and J.P. Morgan plc are authorized by the FSA and members of the LSE. J.P. Morgan Europe Limited is authorized by the FSA. J.P. Morgan Equities Limited is a member of the Johannesburg Securities Exchange and is regulated by the FSB. J.P. Morgan Securities (Asia Pacific) Limited is registered as an investment adviser with the Securities & Futures Commission in Hong Kong and its CE number is AAJ321. J.P. Morgan Securities Singapore Private Limited is a member of Singapore Exchange Securities Trading Limited and is regulated by the Monetary Authority of Singapore (“MAS”). J.P. Morgan Securities Asia Private Limited is regulated by the MAS and the Financial Services Agency in Japan. J.P. Morgan Australia Limited (ABN 52 002 888 011) is a licensed securities dealer.

The Shares of the Market Vectors Emerging Markets Local Currency Bond ETF are not sponsored, endorsed, sold or promoted by J.P. Morgan. J.P. Morgan makes no representation or warranty, express or implied, to the owners of the Shares of the Market Vectors Emerging Markets Local Currency Bond ETF or any member of the public regarding the advisability of investing in securities generally, or in the Shares of the Market Vectors Emerging Markets Local Currency Bond ETF particularly, or the ability of the Emerging Markets Index to track general bond market performance. J.P. Morgan’s only relationship to the Adviser is the licensing of the Emerging Markets Index which is determined, composed and calculated by J.P. Morgan without regard to the Adviser or the Shares of the Market Vectors Emerging Markets Local Currency Bond ETF. J.P. Morgan has no obligation to take the needs of the Adviser or the owners of the Shares of the Market Vectors Emerging Markets Local Currency Bond ETF into consideration in determining, composing or calculating the Emerging Markets Index. J.P. Morgan is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of the Market Vectors Emerging Markets Local Currency Bond ETF to be issued or in the determination or calculation of the equation by which the Shares of the Market Vectors Emerging Markets Local Currency Bond ETF are to be converted into cash. J.P. Morgan has no obligation or liability in connection with the administration, marketing or trading of the Shares of the Market Vectors Emerging Markets Local Currency Bond ETF.

THE EMERGING MARKETS INDEX AND SHARES OF THE MARKET VECTORS EMERGING MARKETS LOCAL CURRENCY BOND ETF ARE PROVIDED “AS IS” WITH ANY AND ALL FAULTS. J.P. MORGAN DOES NOT GUARANTEE THE AVAILABILITY, SEQUENCE, TIMELINESS, QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE EMERGING MARKETS INDEX AND/OR THE SHARES OF THE MARKET VECTORS EMERGING MARKETS LOCAL CURRENCY BOND ETF AND/OR ANY DATA INCLUDED THEREIN, OR OTHERWISE OBTAINED BY THE ADVISER, OWNERS OF THE SHARES OF THE MARKET VECTORS EMERGING MARKETS LOCAL CURRENCY BOND ETF, OR BY ANY OTHER PERSON OR ENTITY, FROM ANY USE OF THE EMERGING MARKETS INDEX AND/OR SHARES OF THE MARKET VECTORS EMERGING MARKETS LOCAL CURRENCY BOND ETF. J.P. MORGAN MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OF FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE EMERGING MARKETS INDEX OR ANY DATA INCLUDED THEREIN, OR OTHERWISE OBTAINED BY THE ADVISER, OWNERS OF SHARES OF THE MARKET VECTORS EMERGING MARKETS LOCAL CURRENCY BOND ETF, OR BY ANY OTHER PERSON OR ENTITY, FROM ANY USE OF THE EMERGING MARKETS INDEX AND/OR SHARES OF THE MARKET VECTORS EMERGING MARKETS LOCAL CURRENCY BOND ETF. THERE ARE NO REPRESENTATIONS OR WARRANTIES WHICH EXTEND BEYOND THE DESCRIPTION ON THE FACE OF THIS DOCUMENT, IF ANY. ALL WARRANTIES AND REPRESENTATIONS OF ANY KIND WITH REGARD TO THE EMERGING MARKETS INDEX AND/OR SHARES OF THE MARKET VECTORS EMERGING MARKETS LOCAL CURRENCY BOND ETF, ARE DISCLAIMED INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY, QUALITY, ACCURACY, FITNESS FOR A PARTICULAR PURPOSE AND/OR AGAINST INFRINGEMENT AND/OR WARRANTIES AS TO ANY RESULTS TO BE OBTAINED BY AND/OR FROM THE USE OF THE EMERGING MARKETS INDEX AND/OR THE USE AND/OR THE PURCHASE OF THE SHARES OF THE MARKET VECTORS EMERGING MARKETS LOCAL CURRENCY BOND ETF. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL J.P. MORGAN HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT, OR CONSEQUENTIAL DAMAGES, INCLUDING LOSS OF PRINCIPAL AND/OR LOST PROFITS, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Adviser has entered into a licensing agreement with MVIS to use each of the BDC Index, EM Aggregate Bond Index, Floating Rate Index, Mortgage REITs Index and Treasury-Hedged High Yield Bond Index. Each of Market Vectors BDC Income ETF, Market Vectors Emerging Markets Aggregate Bond ETF, Market Vectors Investment Grade Floating Rate ETF, Market Vectors Mortgage REIT Income ETF and Market Vectors Treasury-Hedged High Yield Bond ETF is entitled to use its Index pursuant to a sub-licensing arrangement with the Adviser.

The Shares of Market Vectors BDC Income ETF, Market Vectors Emerging Markets Aggregate Bond ETF, Market Vectors Investment Grade Floating Rate ETF, Market Vectors Mortgage REIT Income ETF and Market Vectors Treasury-Hedged High Yield Bond ETF are not sponsored, endorsed, sold or promoted by MVIS. MVIS makes no representation or warranty, express or implied, to the owners of Shares of Market Vectors BDC Income ETF, Market Vectors Emerging Markets Aggregate Bond ETF, Market Vectors Investment Grade Floating Rate ETF, Market Vectors Mortgage REIT Income ETF and Market Vectors Treasury-Hedged High Yield Bond ETF or any member of the public regarding the advisability of investing in securities generally or in the Shares of Market Vectors BDC Income ETF, Market Vectors Emerging Markets Aggregate Bond ETF, Market Vectors Investment Grade Floating Rate ETF, Market Vectors Mortgage REIT Income ETF and Market Vectors Treasury-Hedged High Yield Bond ETF particularly or the ability of the BDC Index, EM Aggregate Bond Index, Floating Rate Index, Mortgage REITs Index and Treasury-Hedged High Yield Bond Index to track the performance of its respective securities market. MVIS’s only relationship to the Adviser is the licensing of certain service marks and trade names and of the BDC Index, EM Aggregate Bond Index, Floating Rate Index, Mortgage REITs Index and Treasury-Hedged High Yield Bond Index that is determined, composed and calculated by MVIS without regard to the Adviser or the Shares of Market Vectors BDC Income ETF, Market Vectors Emerging Markets Aggregate Bond ETF, Market Vectors Investment Grade Floating Rate ETF, Market Vectors Mortgage REIT Income ETF and Market Vectors Treasury-Hedged High Yield Bond ETF. MVIS has no obligation to take the needs of the Adviser or the owners of Shares of Market Vectors BDC Income ETF, Market Vectors Emerging Markets Aggregate Bond ETF, Market Vectors Investment Grade Floating Rate ETF, Market Vectors Mortgage REIT Income ETF and Market Vectors Treasury-Hedged High Yield Bond ETF into consideration in determining, composing or calculating the BDC Index, EM Aggregate Bond Index, Floating Rate Index, Mortgage REITs Index and Treasury-Hedged High Yield Bond Index. MVIS is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of Market Vectors BDC Income ETF, Market Vectors Emerging Markets Aggregate Bond ETF, Market Vectors Investment Grade Floating Rate ETF, Market Vectors Mortgage REIT Income ETF and Market Vectors Treasury-Hedged High Yield Bond ETF to be issued or in the determination or calculation of the equation by which the Shares of Market Vectors BDC Income ETF, Market Vectors Emerging Markets Aggregate Bond ETF, Market Vectors Investment Grade Floating Rate ETF, Market Vectors Mortgage REIT Income ETF and Market Vectors Treasury-Hedged High Yield Bond ETF are to be converted into cash. MVIS has no obligation or liability in connection with the administration, marketing or trading of the Shares of Market Vectors BDC Income ETF, Market Vectors Emerging Markets Aggregate Bond ETF, Market Vectors Investment Grade Floating Rate ETF, Market Vectors Mortgage REIT Income ETF and Market Vectors Treasury-Hedged High Yield Bond ETF.

MVIS DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BDC INDEX, EM AGGREGATE BOND INDEX, FLOATING RATE INDEX, MORTGAGE REITS INDEX AND TREASURY-HEDGED HIGH YIELD BOND INDEX OR ANY DATA INCLUDED THEREIN AND MVIS SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. MVIS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF SHARES OF MARKET VECTORS BDC INCOME ETF, MARKET VECTORS EMERGING MARKETS AGGREGATE BOND ETF, MARKET VECTORS INVESTMENT GRADE FLOATING RATE ETF, MARKET VECTORS MORTGAGE REIT INCOME ETF AND MARKET VECTORS TREASURY-HEDGED HIGH YIELD BOND ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BDC INDEX, EM AGGREGATE BOND INDEX, FLOATING RATE INDEX, MORTGAGE REITS INDEX OR TREASURY-HEDGED HIGH YIELD BOND INDEX OR ANY DATA INCLUDED THEREIN. MVIS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BDC INDEX, EM AGGREGATE BOND INDEX, FLOATING RATE INDEX, MORTGAGE REITS INDEX OR TREASURY-HEDGED HIGH YIELD BOND INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MVIS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Shares of Market Vectors BDC Income ETF, Market Vectors Emerging Markets Aggregate Bond ETF and Market Vectors Mortgage REIT Income ETF are not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the BDC Index, EM Aggregate Bond Index and Mortgage REITs Index and/or its trade mark or its price at any time or in any other respect. BDC Index, EM Aggregate Bond Index and Mortgage REITs Index are calculated and maintained by Solactive AG. Solactive AG uses its best efforts to ensure that the BDC Index, EM Aggregate Bond Index and Mortgage REIT’s Index are calculated correctly. Irrespective of its obligations towards MVIS, Solactive AG has no obligation to point out errors in the BDC Index, EM Aggregate Bond Index and Mortgage REITs Index to third parties including but not limited to investors and/or financial intermediaries of Market Vectors BDC Income ETF, Market Vectors Emerging Markets Aggregate Bond ETF and Market Vectors Mortgage REIT Income ETF. Neither publication of the BDC Index, EM Aggregate Bond Index and Mortgage REITs Index by Solactive AG nor the licensing of the BDC Index, EM Aggregate Bond Index and Mortgage REITs Index or its trade

LICENSE AGREEMENTS AND DISCLAIMERS (continued)

mark for the purpose of use in connection with Market Vectors BDC Income ETF, Market Vectors Emerging Markets Aggregate Bond ETF and Market Vectors Mortgage REIT Income ETF constitutes a recommendation by Solactive AG to invest capital in Market Vectors BDC Income ETF, Market Vectors Emerging Markets Aggregate Bond ETF and Market Vectors Mortgage REIT Income ETF nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in Market Vectors BDC Income ETF, Market Vectors Emerging Markets Aggregate Bond ETF and Market Vectors Mortgage REIT Income ETF. Solactive AG is not responsible for fulfilling the legal requirements concerning the accuracy and completeness of Market Vectors BDC Income ETF’s, Market Vectors Emerging Markets Aggregate Bond ETF’s and Market Vectors Mortgage REIT Income ETF’s Prospectus.

Market Vectors Investment Grade Floating Rate ETF is not sponsored, issued or advised by Wells Fargo & Company, Wells Fargo Securities, LLC or any of their affiliates. The Market Vectors US Investment Grade Floating Rate Index is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Wells Fargo to create and maintain and with Interactive Data Pricing and Reference Data, LLC to calculate the Floating Rate Index. Neither Wells Fargo nor Interactive Data Pricing and Reference Data, LLC guarantees the accuracy and/or completeness of the Floating Rate Index or of any data supplied by it or its agents or makes any warranty as to the results to be obtained from investing in the Fund or tracking the Floating Rate Index. The Floating Rate Index is calculated by Interactive Data Pricing and Reference, LLC, which is not an adviser for or fiduciary to the Fund, and, like Wells Fargo, is not responsible for any direct, indirect or consequential damages associated with indicative optimized portfolio values and/or indicative intraday values. The Market Vectors Investment Grade Floating Rate ETF is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

Market Vectors U.S. Treasury-Hedged High Yield Bond Index is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Interactive Data Pricing and Reference Data, LLC to maintain and calculate the Treasury-Hedged High Yield Bond Index. Interactive Data Pricing and Reference Data, LLC is not an adviser for or a fiduciary to any account, fund or ETF managed by Van Eck Associates Corporation and is not responsible for any direct, indirect, or consequential damages associated with indicative optimized portfolio values and/or indicative intraday values. Market Vectors Treasury-Hedged High Yield Bond ETF is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

Market Vectors Emerging Markets High Yield Bond ETF, Market Vectors Fallen Angel High Yield Bond ETF and Market Vectors International High Yield Bond ETF are not sponsored, endorsed, sold or promoted by Merrill Lynch. Merrill Lynch has not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, Market Vectors Fallen Angel High Yield Bond ETF and Market Vectors International High Yield Bond ETF, nor makes any representation or warranty, express or implied, to the owners of Market Vectors Emerging Markets High Yield Bond ETF, Market Vectors Fallen Angel High Yield Bond ETF and Market Vectors International High Yield Bond ETF or any member of the public regarding Market Vectors Emerging Markets High Yield Bond ETF, Market Vectors Fallen Angel High Yield Bond ETF and Market Vectors International High Yield Bond ETF or the advisability of investing in Market Vectors Emerging Markets High Yield Bond ETF, Market Vectors Fallen Angel High Yield Bond ETF and Market Vectors International High Yield Bond ETF, particularly the ability of the Emerging Markets High Yield Index, Fallen Angel Index and High Yield Index to track performance of any market or strategy. Merrill Lynch’s only relationship to the Adviser is the licensing of certain trademarks and trade names and indices or components thereof. The Emerging Markets High Yield Index, Fallen Angel Index and High Yield Index are determined, composed and calculated by Merrill Lynch without regard to the Adviser or Market Vectors Emerging Markets High Yield Bond ETF, Market Vectors Fallen Angel High Yield Bond ETF and Market Vectors International High Yield Bond ETF or their shareholders. Merrill Lynch has no obligation to take the needs of the Adviser or the shareholders of Market Vectors Emerging Markets High Yield Bond ETF, Market Vectors Fallen Angel High Yield Bond ETF and Market Vectors International High Yield Bond ETF into consideration in determining, composing or calculating the Emerging Markets High Yield Index, Fallen Angel Index and High Yield Index. Merrill Lynch is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the Shares of Market Vectors Emerging Markets High Yield Bond ETF, Market Vectors Fallen Angel High Yield Bond ETF and Market Vectors International High Yield Bond ETF to be issued or in the determination or calculation of the equation by which the Shares of Market Vectors Emerging Markets High Yield Bond ETF, Market Vectors Fallen Angel High Yield Bond ETF and Market Vectors International High Yield Bond ETF are to be priced, sold, purchased, or redeemed. Merrill Lynch has no obligation or liability in connection with the administration, marketing, or trading of Market Vectors Emerging Markets High Yield Bond ETF, Market Vectors Fallen Angel High Yield Bond ETF and Market Vectors International High Yield Bond ETF.

MERRILL LYNCH DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE EMERGING MARKETS HIGH YIELD INDEX, FALLEN ANGEL INDEX AND HIGH YIELD INDEX OR ANY DATA INCLUDED THEREIN AND MERRILL LYNCH SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, UNAVAILABILITY, OR INTERRUPTIONS THEREIN. MERRILL LYNCH MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, SHAREHOLDERS OF MARKET VECTORS EMERGING MARKETS HIGH YIELD BOND ETF, MARKET VECTORS FALLEN ANGEL HIGH YIELD BOND ETF AND MARKET VECTORS INTERNATIONAL HIGH YIELD BOND ETF OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE EMERGING MARKETS HIGH YIELD INDEX, FALLEN ANGEL INDEX AND HIGH YIELD INDEX OR ANY DATA INCLUDED THEREIN. MERRILL LYNCH MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, WITH RESPECT TO EMERGING MARKETS HIGH YIELD INDEX, THE FALLEN ANGEL INDEX, HIGH YIELD INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MERRILL LYNCH HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, INCIDENTAL, CONSEQUENTIAL DAMAGES, OR LOST PROFITS, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The BofA Merrill Lynch Diversified High Yield US Emerging Markets Corporate Plus Index, BofA Merrill Lynch US Fallen Angel High Yield Index, BofA Merrill Lynch Global Ex-US Issuers High Yield Constrained Index and BofA Merrill Lynch are trademarks of Merrill Lynch, Pierce, Fenner & Smith Incorporated or its affiliates and have been licensed for use by the Adviser.

Market Vectors Preferred Securities ex Financials ETF is not issued, sponsored, endorsed or advised by Wells Fargo & Company, Wells Fargo Securities, LLC or their subsidiaries and affiliates (collectively, “Wells Fargo”). Wells Fargo makes no representation or warranty, express or implied, to the Market Vectors Preferred Securities ex Financials ETF’s investors or any member of the public regarding the advisability of investing in securities generally or in Market Vectors Preferred Securities ex Financials ETF particularly or the ability of any data supplied by Wells Fargo or the Preferred Securities Index to track financial instruments comprising the Preferred Securities Index or any trading market. Wells Fargo’s only relationship to the Adviser is the licensing of certain trademarks and trade names of Wells Fargo and of the data supplied by Wells Fargo that is determined, composed and calculated by Wells Fargo or a third party index calculator, without regard to Market Vectors Preferred Securities ex Financials ETF or its shareholders. Wells Fargo has no obligation to take the needs of Market Vectors Preferred Securities ex Financials ETF or Market Vectors Preferred Securities ex Financials ETF’s shareholders into consideration when determining, composing or calculating the data. Wells Fargo has no obligation or liability in connection with the administration, marketing or trading of Market Vectors Preferred Securities ex Financials ETF.

WELLS FARGO DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF ANY INDEX DATA OR OTHER INFORMATION OR DATA SUPPLIED BY IT OR ANY DATA INCLUDED THEREIN. WELLS FARGO MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER AND MARKET VECTORS PREFERRED SECURITIES EX FINANCIALS ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE PREFERRED SECURITIES INDEX AND OTHER DATA SUPPLIED BY WELLS FARGO OR ANY DATA INCLUDED THEREIN. WELLS FARGO MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE PREFERRED SECURITIES INDEX OR OTHER DATA SUPPLIED BY WELLS FARGO OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL WELLS FARGO HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NYSE ARCA IS NOT AFFILIATED WITH THE ADVISER OR WELLS FARGO AND DOES NOT APPROVE, ENDORSE, REVIEW OR RECOMMEND WELLS FARGO, VAN ECK OR MARKET VECTORS PREFERRED SECURITIES EX FINANCIALS ETF.

Market Vectors Preferred Securities ex Financials ETF is based on the Wells Fargo® Hybrid and Preferred Securities ex Financials Index and the values of such Wells Fargo® Hybrid and Preferred Securities ex Financials Index are derived from sources deemed reliable, but NYSE Arca and its suppliers do not guarantee the correctness or completeness of the Wells Fargo® Hybrid and Preferred Securities ex Financials Index, its values or other information furnished in connection with the Wells Fargo® Hybrid and Preferred Securities ex Financials Index. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY ANY PERSON OR ENTITY FROM THE USE OF THE PREFERRED SECURITIES INDEX, TRADING BASED ON THE PREFERRED SECURITIES INDEX, OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE TRADING OF THE ADVISER’S PRODUCTS, OR FOR ANY OTHER USE. WELLS FARGO AND NYSE ARCA MAKE NO WARRANTIES, EXPRESS OR IMPLIED, AND HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE PREFERRED SECURITIES INDEX OR ANY DATA INCLUDED THEREIN.

FINANCIAL HIGHLIGHTS

The financial highlights tables which follow are intended to help you understand the Funds’ financial performance for the past five years or as indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the Trust’s independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the Funds’ Annual Report, which is available upon request.

For a share outstanding throughout each period:

	BDC Income ETF
	For the Year Ended April 30,		For the Period February 11, 2013(a) through April 30, 2013
	2015	2014
Net asset value, beginning of period	$19.84	$20.72	$19.98

Income from investment operations:
Net investment income	1.51	1.37	0.21
Net realized and unrealized gain (loss) on investments	(1.27)	(0.97)	0.74

Total from investment operations	0.24	0.40	0.95

Less:
Dividends from net investment income	(1.52)	(1.28)	(0.21)

Net asset value, end of period	$18.56	$19.84	$20.72

Total return (b)	1.28%	1.94%	4.79	%(d)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$74,259	$33,728	$11,398
Ratio of gross expenses to average net assets	0.58%	0.81%	4.82	%(c)
Ratio of net expenses to average net assets	0.41%	0.40%	0.40	%(c)
Ratio of net expenses, excluding interest expense, to average net assets	0.40%	0.40%	0.40	%(c)
Ratio of net investment income to average net assets	8.59%	7.38%	6.67	%(c)
Portfolio turnover rate	20%	14%	0	%(d)

	Emerging Markets Aggregate Bond ETF
	For the Year Ended April 30,			For the Period May 11, 2011(a) through April 30, 2012
	2015	2014	2013
Net asset value, beginning of period	$23.95	$26.43	$25.28	$25.00

Income from investment operations:
Net investment income	1.04	1.19	1.16	1.30
Net realized and unrealized gain (loss) on investments	(1.63)	(2.49)	1.10	0.18

Total from investment operations	(0.59)	(1.30)	2.26	1.48

Less:
Dividends from net investment income	(0.72)	(0.61)	(1.10)	(1.19)
Distributions from net realized capital gains	—	—	(0.01)	(0.01)
Return of capital	(0.23)	(0.57)	—	—

Total dividends and distributions	(0.95)	(1.18)	(1.11)	(1.20)

Net asset value, end of period	$22.41	$23.95	$26.43	$25.28

Total return (b)	(2.52)%	(4.78)%	9.25%	6.05	%(d)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$17,928	$21,556	$47,571	$7,583
Ratio of gross expenses to average net assets	1.01%	1.34%	1.26%	1.92	%(c)
Ratio of net expenses to average net assets	0.49%	0.50%	0.49%	0.49	%(c)
Ratio of net expenses, excluding interest expense, to average net assets	0.49%	0.49%	0.49%	0.49	%(c)
Ratio of net investment income to average net assets	4.41%	4.57%	4.92%	5.44	%(c)
Portfolio turnover rate	24%	58%	11%	11	%(d)

(a)	Commencement of operations
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(c)	Annualized
(d)	Not Annualized

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period:

	Emerging Markets High Yield Bond ETF
	For the Year Ended April 30,		For the Period May 8, 2012(a) through April 30, 2013
	2015	2014
Net asset value, beginning of period	$25.68	$26.86	$25.03

Income from investment operations:
Net investment income	1.64	1.51	1.54
Net realized and unrealized gain (loss) on investments	(1.18)	(1.21)	1.75

Total from investment operations	0.46	0.30	3.29

Less:
Dividends from net investment income	(1.63)	(1.48)	(1.45)
Distributions from net realized capital gains	—	—	(0.01)

Total dividends and distributions	(1.63)	(1.48)	(1.46)

Net asset value, end of period	$24.51	$25.68	$26.86

Total return (b)	1.94%	1.34%	13.47	%(d)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$387,262	$339,021	$247,080
Ratio of gross expenses to average net assets	0.47%	0.53%	0.69	%(c)
Ratio of net expenses to average net assets	0.40%	0.40%	0.40	%(c)
Ratio of net expenses, excluding interest expense, to average net assets	0.40%	0.40%	0.40	%(c)
Ratio of net investment income to average net assets	6.64%	6.05%	6.09	%(c)
Portfolio turnover rate	35%	16%	20	%(d)

	Emerging Markets Local Currency Bond ETF
	For the Year Ended April 30,				For the Period July 22, 2010(a) through April 30, 2011
	2015	2014	2013	2012
Net asset value, beginning of period	$23.69	$27.56	$26.28	$27.74	$25.11

Income from investment operations:
Net investment income	1.23	1.38	1.36	1.41	0.96
Net realized and unrealized gain (loss) on investments	(3.26)	(3.98)	1.13	(1.54)	2.51

Total from investment operations	(2.03)	(2.60)	2.49	(0.13)	3.47

Less:
Dividends from net investment income	(0.62)	(0.87)	(1.14)	(1.33)	(0.84)
Return of capital	(0.49)	(0.40)	(0.07)	—	—

Total dividends	(1.11)	(1.27)	(1.21)	(1.33)	(0.84)

Net asset value, end of period	$20.55	$23.69	$27.56	$26.28	$27.74

Total return (b)	(8.85)%	(9.35)%	9.75%	(0.34)%	14.02	%(d)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$1,093,524	$810,369	$1,504,998	$741,109	$349,530
Ratio of gross expenses to average net assets	0.49%	0.52%	0.48%	0.47%	0.49	%(c)
Ratio of net expenses to average net assets	0.47%	0.47%	0.47%	0.47%	0.49	%(c)
Ratio of net expenses, excluding interest expense, to average net assets	0.47%	0.47%	0.47%	0.47%	0.48	%(c)
Ratio of net investment income to average net assets	5.49%	5.47%	5.28%	5.71%	5.60	%(c)
Portfolio turnover rate	36%	16%	16%	21%	3	%(d)

(a)	Commencement of operations
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(c)	Annualized
(d)	Not Annualized

For a share outstanding throughout each period:

	Fallen Angel High Yield Bond ETF
	For the Year Ended April 30,			For the Period April 10, 2012(a) through April 30, 2012
	2015	2014	2013
Net asset value, beginning of period	$27.82	$27.54	$25.20	$25.00

Income from investment operations:
Net investment income	1.43	1.54	1.62	0.07
Net realized and unrealized gain (loss) on investments	0.17	0.37	2.39	0.13

Total from investment operations	1.60	1.91	4.01	0.20

Less:
Dividends from net investment income	(1.48)	(1.55)	(1.55)	—
Distributions from net realized capital gains	(0.28)	(0.08)	(0.12)	—

Total dividends and distributions	(1.76)	(1.63)	(1.67)	—

Net asset value, end of period	$27.66	$27.82	$27.54	$25.20

Total return (b)	5.98%	7.31%	16.40%	0.80	%(d)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$26,279	$16,695	$11,017	$10,080
Ratio of gross expenses to average net assets	0.90%	1.47%	1.48%	6.27	%(c)
Ratio of net expenses to average net assets	0.40%	0.40%	0.40%	0.40	%(c)
Ratio of net expenses, excluding interest expense, to average net assets	0.40%	0.40%	0.40%	0.40	%(c)
Ratio of net investment income to average net assets	5.27%	5.72%	6.16%	4.90	%(c)
Portfolio turnover rate	50%	35%	34%	0	%(d)

	International High Yield Bond ETF
	For the Year Ended April 30,			For the Period April 2, 2012(a) through April 30, 2012
	2015	2014	2013
Net asset value, beginning of period	$27.73	$27.37	$24.93	$24.96

Income from investment operations:
Net investment income	1.32	1.66	1.43	0.10
Net realized and unrealized gain (loss) on investments	(2.67)	0.44	2.43	(0.13)

Total from investment operations	(1.35)	2.10	3.86	(0.03)

Less:
Dividends from net investment income	(1.09)	(1.69)	(1.42)	—
Distributions from net realized capital gains	—	(0.05)	—	—
Return of capital	(0.29)	—	—	—

Total dividends and distributions	(1.38)	(1.74)	(1.42)	—

Net asset value, end of period	$25.00	$27.73	$27.37	$24.93

Total return (b)	(4.94)%	8.06%	16.01%	(0.12	)%(d)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$155,003	$160,853	$273,736	$19,943
Ratio of gross expenses to average net assets	0.54%	0.58%	0.52%	2.85	%(c)
Ratio of net expenses to average net assets	0.40%	0.40%	0.40%	0.40	%(c)
Ratio of net expenses, excluding interest expense, to average net assets	0.40%	0.40%	0.40%	0.40	%(c)
Ratio of net investment income to average net assets	5.13%	5.59%	5.81%	5.65	%(c)
Portfolio turnover rate	37%	27%	11%	0	%(d)

(a)	Commencement of operations
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(c)	Annualized
(d)	Not Annualized

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period:

	Investment Grade Floating Rate ETF
	For the Year Ended April 30,				For the Period April 25, 2011(a) through April 30, 2011
	2015	2014	2013	2012
Net asset value, beginning of period	$25.02	$24.95	$24.27	$24.82	$24.82

Income from investment operations:
Net investment income	0.16	0.15	0.23	0.23	—	(e)
Net realized and unrealized gain (loss) on investments	(0.07)	0.07	0.69	(0.58)	—

Total from investment operations	0.09	0.22	0.92	(0.35)	—

Less:
Dividends from net investment income	(0.16)	(0.15)	(0.24)	(0.20)	—
Distributions from net realized capital gains	(0.01)	—	—	—	—

Total dividends and distributions	(0.17)	(0.15)	(0.24)	(0.20)	—

Net asset value, end of period	$24.94	$25.02	$24.95	$24.27	$24.82

Total return (b)	0.35%	0.88%	3.82%	(1.40)%	0	%(d)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$99,769	$97,584	$17,462	$7,282	$4,965
Ratio of gross expenses to average net assets	0.48%	0.54%	1.48%	1.92%	30.87	%(c)
Ratio of net expenses to average net assets	0.17%	0.19%	0.19%	0.19%	0.19	%(c)
Ratio of net expenses, excluding interest expense, to average net assets	0.17%	0.19%	0.19%	0.19%	0.19	%(c)
Ratio of net investment income (loss) to average net assets	0.63%	0.62%	0.91%	0.95%	(0.15	)%(c)
Portfolio turnover rate	33%	13%	5%	14%	0	%(d)

	Mortgage REIT Income ETF
	For the Year Ended April 30,			For the Period August 16, 2011(a) through April 30, 2012
	2015	2014	2013
Net asset value, beginning of period	$24.40	$29.41	$25.35	$24.85

Income from investment operations:
Net investment income	2.03	3.06	2.84	2.07
Net realized and unrealized gain (loss) on investments	(0.55)	(4.85)	4.08	0.36

Total from investment operations	1.48	(1.79)	6.92	2.43

Less:
Dividends from net investment income	(2.29)	(2.61)	(2.72)	(1.93)
Distributions from net realized capital gains	—	—	(0.14)	—
Return of capital	—	(0.61)	—	—

Total dividends and distributions	(2.29)	(3.22)	(2.86)	(1.93)

Net asset value, end of period	$23.59	$24.40	$29.41	$25.35

Total return (b)	6.23%	(4.87)%	28.75%	10.87	%(d)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$117,960	$106,140	$130,884	$34,228
Ratio of gross expenses to average net assets	0.51%	0.60%	0.58%	1.19	%(c)
Ratio of net expenses to average net assets	0.41%	0.41%	0.41%	0.41	%(c)
Ratio of net expenses, excluding interest expense, to average net assets	0.40%	0.40%	0.40%	0.40	%(c)
Ratio of net investment income to average net assets	8.65%	12.22%	11.60%	14.50	%(c)
Portfolio turnover rate	29%	26%	6%	8	%(d)

(a)	Commencement of operations
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(c)	Annualized
(d)	Not Annualized
(e)	Amount represents less than $0.005 per share

For a share outstanding throughout each period:

	Preferred Securities ex Financials ETF
	For the Year Ended April 30,		For the Period July 16, 2012(a) through April 30, 2013
	2015	2014
Net asset value, beginning of period	$20.70	$20.69	$20.06

Income from investment operations:
Net investment income	1.22	1.25	0.89
Net realized and unrealized gain (loss) on investments	— (e)	— (e)	0.57

Total from investment operations	1.22	1.25	1.46

Less:
Dividends from net investment income	(1.17)	(1.24)	(0.83)

Net asset value, end of period	$20.75	$20.70	$20.69

Total return (b)	6.08%	6.59%	7.38	%(d)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$287,354	$162,519	$163,471
Ratio of gross expenses to average net assets	0.47%	0.53%	0.51	%(c)
Ratio of net expenses to average net assets	0.40%	0.40%	0.40	%(c)
Ratio of net expenses, excluding interest expense, to average net assets	0.40%	0.40%	0.40	%(c)
Ratio of net investment income to average net assets	6.04%	6.40%	6.25	%(c)
Portfolio turnover rate	16%	19%	21	%(d)

	Treasury-Hedged High Yield Bond ETF
	For the Year Ended April 30,		For the Period March 21, 2013(a) through April 30, 2013
	2015	2014
Net asset value, beginning of period	$25.63	$25.34	$25.00

Income from investment operations:
Net investment income	1.09	0.89	0.06
Net realized and unrealized gain (loss) on investments	(1.23)	0.48	0.28

Total from investment operations	(0.14)	1.37	0.34

Less:
Dividends from net investment income	(1.11)	(0.85)	—
Distributions from net realized capital gains	—	(0.23)	—

Total dividends and distributions	(1.11)	(1.08)	—

Net asset value, end of period	$24.38	$25.63	$25.34

Total return (b)	(0.56)%	5.55%	1.36	%(d)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$7,314	$10,251	$10,136
Ratio of gross expenses to average net assets	1.44%	2.50%	4.53	%(c)
Ratio of net expenses to average net assets	0.50%	1.22%	1.54	%(c)
Ratio of net expenses, excluding interest expense and interest on securities sold short, to average net assets	0.50%	0.50%	0.50	%(c)
Ratio of net investment income to average net assets	4.40%	3.52%	2.26	%(c)
Portfolio turnover rate	35%	41%	124	%(d)

(a)	Commencement of operations
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(c)	Annualized
(d)	Not Annualized
(e)	Amount represents less than $0.005 per share

PREMIUM/DISCOUNT INFORMATION

Information regarding how often the Shares of a Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters, as applicable, can be found at www.marketvectorsetfs.com.

GENERAL INFORMATION

CONTINUOUS OFFERING

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on NYSE Arca is satisfied by the fact that the prospectus is available at NYSE Arca upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

In addition, certain affiliates of the Funds and the Adviser may purchase and resell Fund shares pursuant to this Prospectus.

OTHER INFORMATION

The Trust was organized as a Delaware statutory trust on March 15, 2001. Its Declaration of Trust currently permits the Trust to issue an unlimited number of Shares of beneficial interest. If shareholders are required to vote on any matters, each Share outstanding would be entitled to one vote. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the Funds’ SAI for more information concerning the Trust’s form of organization. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of a Fund (except Market Vectors BDC Income ETF). Registered investment companies are permitted to invest in the Funds (except Market Vectors BDC Income ETF) beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with such Fund.

Dechert LLP serves as counsel to the Trust, including the Funds. Ernst & Young LLP serves as the Trust’s independent registered public accounting firm and will audit the Fund’s financial statements annually.

ADDITIONAL INFORMATION

This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to the Funds’ Shares. Information about the Funds can be reviewed and copied at the SEC’s Public Reference Room and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. The Funds’ Registration Statement, including this Prospectus, the Funds’ SAI and the exhibits may be examined at the offices of the SEC (100 F Street, NE, Washington, DC 20549) or on the EDGAR database at the SEC’s website (http://www.sec.gov), and copies may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-1520. These documents and other information concerning the Trust also may be inspected at the offices of NYSE Arca (20 Broad Street, New York, New York 10005).

The SAI for the Funds, which has been filed with the SEC, provides more information about the Funds. The SAI for the Funds is incorporated herein by reference and is legally part of this Prospectus. Additional information about the Funds’ investments is available in each Fund’s annual and semi-annual reports to shareholders. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI and the Funds’ annual and semi-annual reports may be obtained without charge by writing to the Funds at Van Eck Securities Corporation, the Funds’ distributor, at 666 Third Avenue, 9th Floor, New York, New York 10017 or by calling the distributor at the following number: Investor Information: 1.888.MKT.VCTR (658-8287).

Shareholder inquiries may be directed to the Funds in writing to 666 Third Avenue, 9th Floor, New York, New York 10017 or by calling 1.888.MKT.VCTR (658-8287).

The Funds’ SAI is available at www.marketvectorsetfs.com.

(Investment Company Act file no. 811-10325)

For more detailed information about the Funds, see the SAI dated September 1, 2015, which is incorporated by reference into this Prospectus. Additional information about the Funds’ investments will be available in each Fund’s annual and semi-annual reports to shareholders. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Call Van Eck at 888.MKT.VCTR to request, free of charge, the annual or semi-annual reports, the SAI, or other information about the Funds or to make shareholder inquiries. You may also obtain the SAI or a Fund’s annual or semi-annual reports, when available, by visiting the Van Eck website at www.marketvectorsetfs.com.

Information about the Funds (including the SAI) can also be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 202.551.8090.

Reports and other information about the Funds are available on the EDGAR Database on the SEC’s internet site at http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Transfer Agent: The Bank of New York Mellon SEC Registration Number: 333-123257 1940 Act Registration Number: 811-10325	888.MKT.VCTR
INCOMEPRO	marketvectorsetfs.com

SEPTEMBER  1,  2015

MARKET VECTORS® MUNICIPAL INCOME ETFs
CEF Municipal Income ETF	XMPT®
High-Yield Municipal Index ETF	HYD®
Intermediate Municipal Index ETF	ITM®
Long Municipal Index ETF	MLN®
Pre-Refunded Municipal Index ETF	PRB®
Short High-Yield Municipal Index ETF	SHYD®
Short Municipal Index ETF	SMB®

Principal U.S. Listing Exchange for each Fund: NYSE Arca, Inc.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

MARKET VECTORS CEF MUNICIPAL INCOME ETF

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

Market Vectors CEF Municipal Income ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the S-Network Municipal Bond Closed-End Fund IndexSM (the “CEFMX Index”).

FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.40%
Other Expenses	0.17%
Acquired Fund Fees and Expenses(a)	1.03%

Total Annual Fund Operating Expenses(b)	1.60%
Fee Waivers and Expense Reimbursement(b)	-0.17%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(b)	1.43%
(a)

“Acquired Fund Fees and Expenses” reflect the Fund’s pro rata portion of the expenses charged by the Underlying Funds (as defined herein). These expenses are based on the total expense ratio disclosed in each Underlying Fund’s most recent shareholder report. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund’s financial statements and the information presented in the table will differ from that presented in the Fund’s financial highlights.

(b)

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.40% of the Fund’s average daily net assets per year until at least September 1, 2016. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEARS	EXPENSES

1	$146
3	$488
5	$855
10	$1,886

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 6% of the average value of its portfolio.

1

MARKET VECTORS CEF MUNICIPAL INCOME ETF (continued)

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in investments the income from which is exempt from U.S. federal income tax (other than federal alternative minimum tax (“AMT”)). The Fund is a “fund of funds,” meaning that it invests all or a portion of its assets in other funds (the “Underlying Funds”). The Fund normally invests at least 80% of its total assets in securities of issuers that comprise the Fund’s benchmark index. The CEFMX Index is comprised of shares of U.S.-listed closed-end funds. The Underlying Funds invest in municipal bonds issued by states or local governments or agencies the income of which is exempt from U.S. federal income tax, but a portion of this income may be subject to the AMT and will generally be subject to state income taxes. The Fund’s investment policy to invest at least 80% of its total assets in investments the income from which is exempt from U.S. federal income tax (other than AMT) requires shareholder approval before it can be changed. The Fund may count investments that generate income subject to the AMT toward the 80% investment requirement.

The Investment Company Act of 1940, as amended (the “1940 Act”), places limits on the percentage of the total outstanding stock of an Underlying Fund that may be owned by the Fund; however, exemptive relief from the Securities and Exchange Commission (the “SEC”) permits it to invest in Underlying Funds in excess of this limitation if certain conditions are met (the “Exemptive Relief”).

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the CEFMX Index by investing in a portfolio of securities that generally replicates the CEFMX Index.

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the CEFMX Index concentrates in an industry or group of industries.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.

Fund of Funds Risk. The performance of the Fund is dependent on the performance of the Underlying Funds. The Fund is subject to the risks of the Underlying Funds’ investments, and the Fund’s shareholders will indirectly bear the expenses of the Underlying Funds. In addition, at times certain segments of the market represented by the Underlying Funds may be out of favor and underperform other segments.

Risks of Investing in Closed-End Funds. The shares of a closed-end fund may trade at a discount or premium to their net asset value (“NAV”). A closed-end fund may be leveraged as part of its investment strategy. As a result, the Fund may be indirectly exposed to the effects of leverage through its investment in the Underlying Funds. Investments in Underlying Funds that use leverage may cause the value of the Fund’s Shares to be more volatile than if the Fund invested in Underlying Funds that do not utilize leverage.

To comply with provisions of the 1940 Act and the Exemptive Relief, the Adviser may be required to vote Underlying Fund shares in the same general proportion as shares held by other shareholders of the Underlying Fund.

Underlying Funds Risk. The Fund may be subject to the following risks as a result of its investment in the Underlying Funds:

Market Risk. The prices of the securities in the Underlying Funds are subject to the risks associated with investing in municipal securities, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Municipal Securities Risk. The Underlying Funds may invest in municipal securities. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. Certain municipalities may have difficulty meeting their obligations due to, among other reasons, changes in underlying demographics. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market. Municipal securities may include revenue bonds, which are generally backed by revenue from a specific project or tax. The issuer of a revenue bond makes interest and principal payments from revenues generated from a particular source or facility, such as a tax

2

on particular property or revenues generated from a municipal water or sewer utility or an airport. Revenue bonds generally are not backed by the full faith and credit and general taxing power of the issuer. The market for municipal bonds may be less liquid than for taxable bonds. The value and liquidity of many municipal securities have decreased as a result of the recent financial crisis, which has also adversely affected many municipal securities issuers and may continue to do so. There may be less information available on the financial condition of issuers of municipal securities than for public corporations.

High Yield Securities Risk. The Underlying Funds may invest in high yield securities. Securities rated below investment grade are commonly referred to as high yield securities or “junk bonds.” Junk bonds are often issued by issuers that are restructuring, are smaller or less creditworthy than other issuers, or are more highly indebted than other issuers. Junk bonds are subject to greater risk of loss of income and principal than higher rated securities and are considered speculative. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual municipal developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Fund may incur additional expenses to seek recovery. The secondary market for municipal securities that are junk bonds may be less liquid than the markets for higher quality securities or junk bonds issued by corporate issuers and, as such, may have an adverse effect on the market prices of and an Underlying Fund’s ability to arrive at a fair value for certain securities. In addition, periods of economic uncertainty and change may result in an increased volatility of market prices of high yield securities and a corresponding volatility in the Fund’s NAV.

Credit Risk. Bonds are subject to credit risk. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt or otherwise honor its obligations. Bonds are subject to varying degrees of credit risk which may be reflected in credit ratings. There is a possibility that the credit rating of a bond may be downgraded after purchase or the perception of an issuer’s credit worthiness may decline, which may adversely affect the value of the security. The Underlying Funds may hold securities that are insured by a bond insurer. A downgrade of the credit rating of such bond insurer may cause the value of the insured security to decline.

Interest Rate Risk. Bonds are also subject to interest rate risk. Interest rate risk refers to fluctuations in the value of a bond resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most bonds go down. When the general level of interest rates goes down, the prices of most bonds go up. The historically low interest rate environment increases the risk associated with rising interest rates, including the potential for periods of volatility and increased redemptions. The Fund and each Underlying Fund may face a heightened level of interest rate risk, since the U.S. Federal Reserve Board recently ended its quantitative easing program and may begin to raise rates. In addition, bonds with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than bonds with shorter durations.

Call Risk. The Underlying Funds may invest in callable bonds. If interest rates fall, it is possible that issuers of callable securities will “call” (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during or following a period of declining interest rates, the Underlying Fund is likely to have to replace such called security with a lower yielding security. If that were to happen, it would decrease the Underlying Fund’s net investment income, resulting in a decline in the Fund’s income.

Tax Risk. There is no guarantee that the Underlying Fund’s income will be exempt from U.S. federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Underlying Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for U.S. federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Underlying Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

Liquidity Risk. Unlike the Fund, as closed-end funds the Underlying Funds are not limited in their ability to invest in illiquid securities. Securities with reduced liquidity involve greater risk than securities with more liquid markets. Prices of securities not traded on an exchange may vary over time. Secondary trading of a fixed-income security may decline for a period of time if its credit quality unexpectedly declines. An Underlying Fund may not receive full value for assets sold during periods of infrequent trading.

Leverage Risk. Ordinary borrowings by an Underlying Fund or an Underlying Fund’s investment in derivatives may result in leverage. If the prices of those investments decrease, or if the cost of borrowing exceeds any increase in the

3

MARKET VECTORS CEF MUNICIPAL INCOME ETF (continued)

prices of investments made with the proceeds of the borrowing, the NAV of the Underlying Fund’s shares will decrease more than if the Underlying Fund had not used leverage. An Underlying Fund may have to sell investments at a time and at a price that is unfavorable to the Underlying Fund to repay borrowings. Interest on borrowings is an expense the Underlying Fund would not otherwise incur. Leverage magnifies the potential for gain and the risk of loss. If an Underlying Fund uses leverage, there can be no assurance that the Underlying Fund’s leverage strategy will be successful.

Anti-Takeover Measures Risk. Certain Underlying Funds may have provisions in their organizational documents intended to limit the ability of third parties to acquire control or change the composition of the Underlying Fund’s board. This may discourage a third party from seeking to obtain control of the Underlying Fund, which could limit the ability of Underlying Fund shareholders to sell their shares at a premium over prevailing market prices.

Non-Diversified Risk. Some of the Underlying Funds may invest a relatively high percentage of their assets in a smaller number of issuers or may invest a larger proportion of their assets in the obligations of a single issuer. As a result, the gains and losses on an investment in such an Underlying Fund may have a greater impact on the Fund’s NAV and may make the value of the Fund’s investment in such an Underlying Fund more volatile than an investment in more diversified Underlying Funds.

Risk of Investment Restrictions. The Fund is subject to the conditions set forth in the Exemptive Relief and certain additional provisions of the 1940 Act that limit the amount that the Fund and its affiliates, in the aggregate, can invest in the outstanding voting securities of any one Underlying Fund. The Fund and its affiliates may not acquire “control” of an Underlying Fund, which is presumed once ownership of an Underlying Fund’s outstanding voting securities exceeds 25%. This limitation could inhibit the Fund’s ability to purchase one or more Underlying Funds in the CEFMX Index in the proportions represented in the CEFMX Index. In these circumstances, the Fund would be required to use sampling techniques, which could increase the risk of tracking error.

Index Tracking Risk. The Fund’s return may not match the return of the CEFMX Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the CEFMX Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the CEFMX Index. The Fund also bears the costs and risks associated with buying and selling securities while such costs and risks are not factored into the return of the CEFMX Index. The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to pay expenses. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the CEFMX Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the CEFMX Index.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any bond fund, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the CEFMX Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Premium/Discount Risk. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the CEFMX Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund’s investments are concentrated in a particular sector or sectors or industry or group of industries, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on that sector or sectors or industry or group of industries will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year and by showing how the Fund’s average

4

annual returns for the one year and since inception periods compared with the Fund’s benchmark index. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the fund will perform in the future. Updated performance information is available online at www.marketvectorsetfs.com.

Annual Total Returns (%)—Calendar Year

The year-to-date total return as of June 30, 2015 was -1.38%.

Best Quarter:	8.29%	1Q ’14
Worst Quarter:	-8.18%	2Q ’13

Average Annual Total Returns for the Periods Ended December 31, 2014

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Since Inception (7/12/2011)

Market Vectors CEF Municipal Income ETF (return before taxes)	18.71%	7.10%
Market Vectors CEF Municipal Income ETF (return after taxes on distributions)	15.78%	4.76%
Market Vectors CEF Municipal Income ETF (return after taxes on distributions and sale of Fund Shares)	10.49%	4.47%
S-Network Municipal Bond Closed-End Fund Index (reflects no deduction for fees, expenses or taxes)	19.04%	7.66%

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Hao-Hung (Peter) Liao	Portfolio Manager	July 2011
George Chao	Portfolio Manager	July 2011

PURCHASE AND SALE OF FUND SHARES

For important information about the purchase and sale of Fund Shares, tax information and payments to broker-dealers and other financial intermediaries, please turn to “Summary Information about Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” on page 35 of this Prospectus.

5

MARKET VECTORS HIGH-YIELD MUNICIPAL INDEX ETF

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

Market Vectors High-Yield Municipal Index ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Barclays Municipal Custom High Yield Composite Index (the “High Yield Index”).

FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.35%
Other Expenses(a)	0.00%

Total Annual Fund Operating Expenses(a)	0.35%
(a)

The investment management agreement between Market Vectors ETF Trust (the “Trust”) and Van Eck Associates Corporation (the “Adviser”) provides that the Adviser will pay all expenses of the Fund, except for the fee payment under the investment management agreement, interest expense, offering costs, trading expenses, taxes and extraordinary expenses.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$36
3	$113
5	$197
10	$443

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 9% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in securities that comprise the benchmark index. The High Yield Index is comprised of publicly traded municipal bonds that cover the U.S. dollar denominated high yield long-term tax-exempt bond market. This 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

The Fund has adopted a fundamental investment policy to invest at least 80% of its assets in investments suggested by its name. For purposes of this policy, the term “assets” means net assets plus the amount of any borrowings for investment purposes. This percentage limitation applies at the time of the investment.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the High Yield Index. Because of the practical difficulties and expense of purchasing all of the securities in the High Yield Index, the Fund does not purchase all of the securities in the High Yield Index. Instead, the Adviser utilizes a “sampling”

6

methodology in seeking to achieve the Fund’s objective. As such, the Fund may purchase a subset of the bonds in the High Yield Index in an effort to hold a portfolio of bonds with generally the same risk and return characteristics of the High Yield Index.

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the High Yield Index concentrates in an industry or group of industries. As of April 30, 2015, each of the industrial development, general obligation, health care and tobacco sectors represented a significant portion of the Fund.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.

Municipal Securities Risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. Certain municipalities may have difficulty meeting their obligations due to, among other reasons, changes in underlying demographics. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market. Municipal securities may include revenue bonds, which are generally backed by revenue from a specific project or tax. The issuer of a revenue bond makes interest and principal payments from revenues generated from a particular source or facility, such as a tax on particular property or revenues generated from a municipal water or sewer utility or an airport. Revenue bonds generally are not backed by the full faith and credit and general taxing power of the issuer. The market for municipal bonds may be less liquid than for taxable bonds. The value and liquidity of many municipal securities have decreased as a result of the recent financial crisis, which has also adversely affected many municipal securities issuers and may continue to do so. There may be less information available on the financial condition of issuers of municipal securities than for public corporations.

High Yield Securities Risk. Securities rated below investment grade are commonly referred to as high yield securities or “junk bonds.” Junk bonds are often issued by issuers that are restructuring, are smaller or less creditworthy than other issuers, or are more highly indebted than other issuers. Junk bonds are subject to greater risk of loss of income and principal than higher rated securities and are considered speculative. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual municipal developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Fund may incur additional expenses to seek recovery. The secondary market for municipal securities that are junk bonds may be less liquid than the markets for higher quality securities or junk bonds issued by corporate issuers and, as such, may have an adverse effect on the market prices of and the Fund’s ability to arrive at a fair value for certain securities. The illiquidity of the market also could make it difficult for the Fund to sell certain securities in connection with a rebalancing of the High Yield Index. In addition, periods of economic uncertainty and change may result in an increased volatility of market prices of high yield securities and a corresponding volatility in the Fund’s net asset value (“NAV”).

Credit Risk. Bonds are subject to credit risk. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt or to otherwise honor its obligations. Bonds are subject to varying degrees of credit risk which may be reflected in credit ratings. There is a possibility that the credit rating of a bond may be downgraded after purchase or the perception of an issuer’s credit worthiness may decline, which may adversely affect the value of the security. The Fund may hold securities that are insured by a bond insurer. A downgrade of the credit rating of such bond insurer may cause the value of the insured security to decline.

Interest Rate Risk. Bonds are also subject to interest rate risk. Interest rate risk refers to fluctuations in the value of a bond resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most bonds go down. When the general level of interest rates goes down, the prices of most bonds go up. The historically low interest rate environment increases the risk associated with rising interest rates, including the potential for periods of volatility and increased redemptions. The Fund may face a heightened level of interest rate risk, since the U.S. Federal Reserve Board recently ended its quantitative easing program and may begin to raise rates. In addition, bonds with longer

7

MARKET VECTORS HIGH-YIELD MUNICIPAL INDEX ETF (continued)

durations tend to be more sensitive to interest rate changes, usually making them more volatile than bonds with shorter durations.

Call Risk. The Fund may invest in callable bonds. If interest rates fall, it is possible that issuers of callable securities will “call” (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during or following a period of declining interest rates, the Fund is likely to have to replace such called security with a lower yielding security. If that were to happen, it would decrease the Fund’s net investment income.

Private Activity Bonds Risk. The issuers of private activity bonds in which the Fund may invest may be negatively impacted by conditions affecting either the general credit of the user of the private activity project or the project itself. The Fund’s private activity bond holdings also may pay interest subject to the alternative minimum tax. See the section of the Prospectus entitled “Shareholder Information—Tax Information” for more details.

Industrial Development Bond Risk. These revenue bonds are issued by or on behalf of public authorities to obtain funds to finance various public and/or privately operated facilities, including those for business and manufacturing, housing, sports, pollution control, airport, mass transit, port and parking facilities. To the extent that the industrial development sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the industrial development sector. These bonds are normally secured only by the revenues from the project and not by state or local government tax payments. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. Payment of interest on and repayment of principal on such bonds are the responsibility of the user and/or any guarantor. These bonds are subject to a wide variety of risks, many of which relate to the nature of the specific project. Generally, the value and credit quality of these bonds are sensitive to the risks related to an economic slowdown.

Health Care Bond Risk. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state and local governmental agencies. To the extent that the health care sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the health care sector. A major source of revenues for the health care industry is payments from Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may also affect the industry and the value and credit quality of health care bonds, such as general and local economic conditions, demand for services, expenses (including malpractice insurance premiums) and competition among health care providers. The following elements may adversely affect health care facility operations: the implementation of national and/or state-specific health insurance exchanges; other national, state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services; and increases and decreases in the cost and availability of medical products.

Special Tax Bond Risk. Special tax bonds are usually backed and payable through a single tax, or series of special taxes such as incremental property taxes. To the extent that the special tax sector continues to represent a significant portion of the High Yield Index, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the special tax sector. The failure of the tax levy to generate adequate revenue to pay the debt service on the bonds may cause the value of the bonds to decline. Adverse conditions and developments affecting a particular project may result in lower revenues to the issuer of the municipal securities, which may adversely affect the value of the Fund’s portfolio.

Tobacco Bond Risk. To the extent that the tobacco sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the tobacco settlement sector. Tobacco settlement revenue bonds are generally neither general nor legal obligations of a state or any of its political subdivisions and neither the full faith and credit nor the taxing power nor any other assets or revenues of a state or of any political subdivision will be pledged to the payment of any such bonds. In addition, tobacco companies’ profits from the sale of tobacco products are inherently variable and difficult to estimate. There can be no guarantee that tobacco companies will earn enough revenues to cover the payments due under tobacco bonds. The revenues of tobacco companies may be adversely affected by the adoption of new legislation and/or by litigation.

Puerto Rico Risk. The Fund may invest in municipal obligations of issuers located in Puerto Rico. Consequently, the Fund may be affected by political, economic, regulatory and other developments within Puerto Rico and by the financial condition of Puerto Rico’s political subdivisions, agencies, instrumentalities and public authorities.

8

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in municipal securities, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Sampling Risk. The Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the High Yield Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the bonds in the High Yield Index. Conversely, a positive development relating to an issuer of securities in the High Yield Index that is not held by the Fund could cause the Fund to underperform the High Yield Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Index Tracking Risk. The Fund’s return may not match the return of the High Yield Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the High Yield Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the High Yield Index and deploying cash in connection with newly created Creation Units (defined herein). The Fund also bears the costs and risks associated with buying and selling securities while such costs and risks are not factored into the return of the High Yield Index. The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to pay expenses. In addition, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the High Yield Index as would be the case if the Fund purchased all of the securities in the High Yield Index in the proportions in which they are represented in the High Yield Index. The Fund is expected to value certain of its investments based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the High Yield Index is based on securities’ closing prices (i.e., the value of the High Yield Index is not based on fair value prices), the Fund’s ability to track the High Yield Index may be adversely affected. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the High Yield Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the High Yield Index.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any bond fund, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the High Yield Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Tax Risk. There is no guarantee that the Fund’s income will be exempt from U.S. federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for U.S. federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

Premium/Discount Risk. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the High Yield Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund’s investments are concentrated in a particular sector or sectors or industry or group of industries, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on that sector or sectors or industry or group of industries will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year and since inception periods compared with the Fund’s benchmark index. All returns

9

MARKET VECTORS HIGH-YIELD MUNICIPAL INDEX ETF (continued)

assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.marketvectorsetfs.com.

Annual Total Returns (%)—Calendar Year

The year-to-date total return as of June 30, 2015 was 1.24%.

Best Quarter:	6.39%	1Q ’12
Worst Quarter:	-5.94%	4Q ’10

Average Annual Total Returns for the Periods Ended December 31, 2014

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Past Five Years	Since Inception (2/4/2009)

Market Vectors High-Yield Municipal Index ETF (return before taxes)	14.29%	6.52%	9.47%
Market Vectors High-Yield Municipal Index ETF (return after taxes on distributions)	14.17%	6.45%	9.41%
Market Vectors High-Yield Municipal Index ETF (return after taxes on distributions and sale of Fund Shares)	10.54%	6.32%	8.82%
Barclays Capital Municipal Custom High Yield Composite Index (reflects no deduction for fees, expenses or taxes)	15.90%	8.16%	10.87%

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Manager. The following individual is primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

James T. Colby III	Portfolio Manager	February 2009

PURCHASE AND SALE OF FUND SHARES

For important information about the purchase and sale of Fund Shares, tax information and payments to broker-dealers and other financial intermediaries, please turn to “Summary Information about Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” on page 35 of this Prospectus.

10

MARKET VECTORS INTERMEDIATE MUNICIPAL INDEX ETF

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

Market Vectors Intermediate Municipal Index ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Barclays AMT-Free Intermediate Continuous Municipal Index (the “Intermediate Index”).

FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.24%
Other Expenses(a)	0.00%

Total Annual Fund Operating Expenses(a)	0.24%
(a)

The investment management agreement between Market Vectors ETF Trust (the “Trust”) and Van Eck Associates Corporation (the “Adviser”) provides that the Adviser will pay all expenses of the Fund, except for the fee payment under the investment management agreement, interest expense, offering costs, trading expenses, taxes and extraordinary expenses.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$25
3	$77
5	$135
10	$306

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 3% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in fixed income securities that comprise the Intermediate Index. The Intermediate Index is comprised of publicly traded municipal bonds that cover the U.S. dollar denominated intermediate term tax-exempt bond market. This 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

The Fund has adopted a fundamental investment policy to invest at least 80% of its assets in investments suggested by its name. For purposes of this policy, the term “assets” means net assets plus the amount of any borrowings for investment purposes. This percentage limitation applies at the time of the investment.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Intermediate Index. Because of the practical difficulties and expense of purchasing all of the securities in the Intermediate

11

MARKET VECTORS INTERMEDIATE MUNICIPAL INDEX ETF (continued)

Index, the Fund does not purchase all of the securities in the Intermediate Index. Instead, the Adviser utilizes a “sampling” methodology in seeking to achieve the Fund’s objective. As such, the Fund may purchase a subset of the bonds in the Intermediate Index in an effort to hold a portfolio of bonds with generally the same risk and return characteristics of the Intermediate Index.

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Intermediate Index concentrates in an industry or group of industries. As of April 30, 2015, the Fund was concentrated in the general obligation sector, and the transportation sector represented a significant portion of the Fund.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.

Municipal Securities Risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. Certain municipalities may have difficulty meeting their obligations due to, among other reasons, changes in underlying demographics. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market. Municipal securities may include revenue bonds, which are generally backed by revenue from a specific project or tax. The issuer of a revenue bond makes interest and principal payments from revenues generated from a particular source or facility, such as a tax on particular property or revenues generated from a municipal water or sewer utility or an airport. Revenue bonds generally are not backed by the full faith and credit and general taxing power of the issuer. The market for municipal bonds may be less liquid than for taxable bonds. The value and liquidity of many municipal securities have decreased as a result of the recent financial crisis, which has also adversely affected many municipal securities issuers and may continue to do so. There may be less information available on the financial condition of issuers of municipal securities than for public corporations.

Credit Risk. Bonds are subject to credit risk. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt or otherwise honor its obligations. Bonds are subject to varying degrees of credit risk which may be reflected in credit ratings. There is a possibility that the credit rating of a bond may be downgraded after purchase or the perception of an issuer’s credit worthiness may decline, which may adversely affect the value of the security. The Fund may hold securities that are insured by a bond insurer. A downgrade of the credit rating of such bond insurer may cause the value of the insured security to decline.

Interest Rate Risk. Bonds are also subject to interest rate risk. Interest rate risk refers to fluctuations in the value of a bond resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most bonds go down. When the general level of interest rates goes down, the prices of most bonds go up. The historically low interest rate environment increases the risk associated with rising interest rates, including the potential for periods of volatility and increased redemptions. The Fund may face a heightened level of interest rate risk, since the U.S. Federal Reserve Board has recently ended its quantitative easing program and may begin to raise rates. In addition, bonds with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than bonds with shorter durations.

Call Risk. The Fund may invest in callable bonds. If interest rates fall, it is possible that issuers of callable securities will “call” (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during or following a period of declining interest rates, the Fund is likely to have to replace such called security with a lower yielding security. If that were to happen, it would decrease the Fund’s net investment income.

California Risk. The Fund may invest a significant portion of its assets in municipal obligations of issuers located in the State of California. Consequently, the Fund may be affected by political, economic, regulatory and other developments within California and by the financial condition of California’s political subdivisions, agencies, instrumentalities and public authorities.

New York Risk. The Fund may invest a significant portion of its assets in municipal obligations of issuers located in the State of New York. Consequently, the Fund may be affected by political, economic, regulatory and other developments within New York and by the financial condition of New York’s political subdivisions, agencies, instrumentalities and public authorities.

12

Transportation Bond Risk. Transportation debt may be issued to finance the construction of airports, toll roads, highways or other transit facilities. To the extent that the transportation sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the transportation sector. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation related securities, as do the presence of alternate forms of transportation, such as public transportation. Municipal securities that are issued to finance a particular transportation project often depend solely on revenues from that project to make principal and interest payments. Adverse conditions and developments affecting a particular project may result in lower revenues to the issuer of the municipal securities.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in municipal securities, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Sampling Risk. The Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the Intermediate Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in net asset value (“NAV”) than would be the case if the Fund held all of the securities in the Intermediate Index. Conversely, a positive development relating to an issuer of securities in the Intermediate Index that is not held by the Fund could cause the Fund to underperform the Intermediate Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Index Tracking Risk. The Fund’s return may not match the return of the Intermediate Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Intermediate Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Intermediate Index and deploying cash in connection with newly created Creation Units (defined herein). The Fund also bears the costs and risks associated with buying and selling securities while such costs and risks are not factored into the return of the Intermediate Index. The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to pay expenses. In addition, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Intermediate Index as would be the case if the Fund purchased all of the securities in the Intermediate Index in the proportions in which they are represented in the Intermediate Index. The Fund is expected to value certain of its investments based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Intermediate Index is based on securities’ closing prices (i.e., the value of the Intermediate Index is not based on fair value prices), the Fund’s ability to track the Intermediate Index may be adversely affected. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Intermediate Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Intermediate Index.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any bond fund, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Intermediate Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Tax Risk. There is no guarantee that the Fund’s income will be exempt from U.S. federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for U.S. federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

Premium/Discount Risk. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

13

MARKET VECTORS INTERMEDIATE MUNICIPAL INDEX ETF (continued)

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Intermediate Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund’s investments continue to be concentrated in the general obligation sector, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on that sector will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year and since inception periods compared with the Fund’s benchmark index. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.marketvectorsetfs.com.

Annual Total Returns (%)—Calendar Years

The year-to-date total return as of June 30, 2015 was -0.37%.

Best Quarter:	7.30%	3Q ’09
Worst Quarter:	-5.27%	4Q ’10

Average Annual Total Returns for the Periods Ended December 31, 2014

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Past Five Years	Since Inception (12/4/2007)

Market Vectors Intermediate Municipal Index ETF (return before taxes)	9.00%	5.18%	4.99%
Market Vectors Intermediate Municipal Index ETF (return after taxes on distributions)	9.00%	5.18%	4.99%
Market Vectors Intermediate Municipal Index ETF (return after taxes on distributions and sale of Fund Shares)	6.23%	4.70%	4.59%
Barclays Capital AMT-Free Intermediate Continuous Municipal Index (reflects no deduction for fees, expenses or taxes)	10.43%	5.96%	5.88%

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Manager. The following individual is primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

James T. Colby III	Portfolio Manager	December 2007

14

PURCHASE AND SALE OF FUND SHARES

For important information about the purchase and sale of Fund Shares, tax information and payments to broker-dealers and other financial intermediaries, please turn to “Summary Information about Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” on page 35 of this Prospectus.

15

MARKET VECTORS LONG MUNICIPAL INDEX ETF

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

Market Vectors Long Municipal Index ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Barclays AMT-Free Long Continuous Municipal Index (the “Long Index”).

FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.24%
Other Expenses(a)	0.00%

Total Annual Fund Operating Expenses(a)	0.24%
(a)

The investment management agreement between Market Vectors ETF Trust (the “Trust”) and Van Eck Associates Corporation (the “Adviser”) provides that the Adviser will pay all expenses of the Fund, except for the fee payment under the investment management agreement, interest expense, offering costs, trading expenses, taxes and extraordinary expenses.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$25
3	$77
5	$135
10	$306

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 4% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in fixed income securities that comprise the Long Index. The Long Index is comprised of publicly traded municipal bonds that cover the U.S. dollar denominated long-term tax-exempt bond market. This 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

The Fund has adopted a fundamental investment policy to invest at least 80% of its assets in investments suggested by its name. For purposes of this policy, the term “assets” means net assets plus the amount of any borrowings for investment purposes. This percentage limitation applies at the time of the investment.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Long Index. Because of the practical difficulties and expense of purchasing all of the securities in the Long Index, the Fund does not purchase all of the securities in the Long Index. Instead, the Adviser utilizes a “sampling” methodology in seeking to achieve the

16

Fund’s objective. As such, the Fund may purchase a subset of the bonds in the Long Index in an effort to hold a portfolio of bonds with generally the same risk and return characteristics of the Long Index.

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Long Index concentrates in an industry or group of industries. As of April 30, 2015, each of the general obligation, health care and transportation sectors represented a significant portion of the Long Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.

Municipal Securities Risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. Certain municipalities may have difficulty meeting their obligations due to, among other reasons, changes in underlying demographics. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market. Municipal securities may include revenue bonds, which are generally backed by revenue from a specific project or tax. The issuer of a revenue bond makes interest and principal payments from revenues generated from a particular source or facility, such as a tax on particular property or revenues generated from a municipal water or sewer utility or an airport. Revenue bonds generally are not backed by the full faith and credit and general taxing power of the issuer. The market for municipal bonds may be less liquid than for taxable bonds. The value and liquidity of many municipal securities have decreased as a result of the recent financial crisis, which has also adversely affected many municipal securities issuers and may continue to do so. There may be less information available on the financial condition of issuers of municipal securities than for public corporations.

Credit Risk. Bonds are subject to credit risk. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt or otherwise honor its obligations. Bonds are subject to varying degrees of credit risk which may be reflected in credit ratings. There is a possibility that the credit rating of a bond may be downgraded after purchase or the perception of an issuer’s credit worthiness may decline, which may adversely affect the value of the security. The Fund may hold securities that are insured by a bond insurer. A downgrade of the credit rating of such bond insurer may cause the value of the insured security to decline.

Interest Rate Risk. Bonds are also subject to interest rate risk. Interest rate risk refers to fluctuations in the value of a bond resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the price of most bonds go down. When the general level of interest rates goes down, the price of most bonds go up. The historically low interest rate environment increases the risk associated with rising interest rates, including the potential for periods of low volatility and increased redemptions. The Fund may face a heightened level of interest rate risk, since the U.S. Federal Reserve Board recently ended its quantitative easing program and may begin to raise rates. In addition, bonds with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than bonds with shorter durations.

California Risk. The Fund may invest a significant portion of its assets in municipal obligations of issuers located in the State of California. Consequently, the Fund may be affected by political, economic, regulatory and other developments within California and by the financial condition of California’s political subdivisions, agencies, instrumentalities and public authorities.

Florida Risk. The Fund may invest a significant portion of its assets in municipal obligations of issuers located in the State of Florida. Consequently, the Fund may be affected by political, economic, regulatory and other developments within Florida and by the financial condition of Florida’s political subdivisions, agencies, instrumentalities and public authorities.

New York Risk. The Fund may invest a significant portion of its assets in municipal obligations of issuers located in the State of New York. Consequently, the Fund may be affected by political, economic, regulatory and other developments within New York and by the financial condition of New York’s political subdivisions, agencies, instrumentalities and public authorities.

Call Risk. The Fund may invest in callable bonds. If interest rates fall, it is possible that issuers of callable securities will “call” (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during or following a period of declining interest rates, the Fund is likely to have to replace such called security with a lower yielding security. If that were to happen, it would decrease the Fund’s net investment income.

17

MARKET VECTORS LONG MUNICIPAL INDEX ETF (continued)

Health Care Bond Risk. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state and local governmental agencies. To the extent that the health care sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the health care sector. A major source of revenues for the health care industry is payments from Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may also affect the industry and the value and credit quality of health care bonds, such as general and local economic conditions, demand for services, expenses (including malpractice insurance premiums) and competition among health care providers. The following elements may adversely affect health care facility operations: the implementation of national and/or state-specific health insurance exchanges; other national, state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services; and increases and decreases in the cost and availability of medical products.

Transportation Bond Risk. Transportation debt may be issued to finance the construction of airports, toll roads, highways or other transit facilities. To the extent that the transportation sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the transportation sector. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation related securities, as do the presence of alternate forms of transportation, such as public transportation. Municipal securities that are issued to finance a particular transportation project often depend solely on revenues from that project to make principal and interest payments. Adverse conditions and developments affecting a particular project may result in lower revenues to the issuer of the municipal securities.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in municipal securities, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Sampling Risk. The Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the Long Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in net asset value (“NAV”) than would be the case if the Fund held all of the securities in the Long Index. Conversely, a positive development relating to an issuer of securities in the Long Index that is not held by the Fund could cause the Fund to underperform the Long Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Index Tracking Risk. The Fund’s return may not match the return of the Long Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Long Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Long Index and deploying cash in connection with newly created Creation Units (defined herein). The Fund also bears the costs and risks associated with buying and selling securities while such costs and risks are not factored into the return of the Long Index. The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to pay expenses. In addition, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Long Index as would be the case if the Fund purchased all of the securities in the Long Index in the proportions in which they are represented in the Long Index. The Fund is expected to value certain of its investments based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Long Index is based on securities’ closing prices (i.e., the value of the Long Index is not based on fair value prices), the Fund’s ability to track the Long Index may be adversely affected. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Long Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Long Index.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any bond fund, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Long Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

18

Tax Risk. There is no guarantee that the Fund’s income will be exempt from U.S. federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for U.S. federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

Premium/Discount Risk. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Long Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund’s investments are concentrated in a particular sector or sectors or industry or group of industries, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on that sector or sectors or industry or group of industries will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year and since inception periods compared with the Fund’s benchmark index. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.marketvectorsetfs.com.

Annual Total Returns (%)—Calendar Years

The year-to-date total return as of June 30, 2015 was -0.45%.

Best Quarter:	10.82%	3Q ’09
Worst Quarter:	-8.60%	4Q ’10

19

MARKET VECTORS LONG MUNICIPAL INDEX ETF (continued)

Average Annual Total Returns for the Periods Ended December 31, 2014

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Past Five Years	Since Inception (1/2/2008)

Market Vectors Long Municipal Index ETF (return before taxes)	15.79%	6.15%	4.23%
Market Vectors Long Municipal Index ETF (return after taxes on distributions)	15.79%	6.15%	4.23%
Market Vectors Long Municipal Index ETF (return after taxes on distributions and sale of Fund Shares)	10.83%	5.76%	4.20%
Barclays Capital AMT-Free Long Continuous Municipal Index (reflects no deduction for fees, expenses or taxes)	16.51%	7.13%	5.90%

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Manager. The following individual is primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

James T. Colby III	Portfolio Manager	January 2008

PURCHASE AND SALE OF FUND SHARES

For important information about the purchase and sale of Fund Shares, tax information and payments to broker-dealers and other financial intermediaries, please turn to “Summary Information about Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” on page 35 of this Prospectus.

20

MARKET VECTORS PRE-REFUNDED MUNICIPAL INDEX ETF

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

Market Vectors Pre-Refunded Municipal Index ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Barclays Municipal Pre-Refunded—Treasury-Escrowed Index (the “Pre-Refunded Index”).

FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.24%
Other Expenses(a)	0.00%

Total Annual Fund Operating Expenses(a)	0.24%
(a)

The investment management agreement between Market Vectors ETF Trust (the “Trust”) and Van Eck Associates Corporation (the “Adviser”) provides that the Adviser will pay all expenses of the Fund, except for the fee payment under the investment management agreement, interest expense, offering costs, trading expenses, taxes and extraordinary expenses.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$25
3	$77
5	$135
10	$306

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in securities that comprise the benchmark index. The Pre-Refunded Index is comprised of publicly traded municipal bonds that cover the U.S. dollar denominated tax-exempt bond market. Constituent bonds include pre-refunded and/or escrowed-to-maturity municipal bonds, provided that the collateral in the escrow account is comprised strictly of obligations of, and carry the full faith and credit of, the U.S. Treasury. This 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

The Fund has adopted a fundamental investment policy to invest at least 80% of its assets in investments suggested by its name. For purposes of this policy, the term “assets” means net assets plus the amount of any borrowings for investment purposes. This percentage limitation applies at the time of the investment.

21

MARKET VECTORS PRE-REFUNDED MUNICIPAL INDEX ETF (continued)

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Pre-Refunded Index. Because of the practical difficulties and expense of purchasing all of the securities in the Pre-Refunded Index, the Fund does not purchase all of the securities in the Pre-Refunded Index. Instead, the Adviser utilizes a “sampling” methodology in seeking to achieve the Fund’s objective. As such, the Fund may purchase a subset of the bonds in the Pre-Refunded Index in an effort to hold a portfolio of bonds with generally the same risk and return characteristics of the Pre-Refunded Index.

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Pre-Refunded Index concentrates in an industry or group of industries. As of April 30, 2015, the Fund was concentrated in the general obligation and transportation sectors and the health care sector represented a significant portion of the Fund.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.

Municipal Securities Risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. Certain municipalities may have difficulty meeting their obligations due to, among other reasons, changes in underlying demographics. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market. Municipal securities may include revenue bonds, which are generally backed by revenue from a specific project or tax. The issuer of a revenue bond makes interest and principal payments from revenues generated from a particular source or facility, such as a tax on particular property or revenues generated from a municipal water or sewer utility or an airport. Revenue bonds generally are not backed by the full faith and credit and general taxing power of the issuer. The market for municipal bonds may be less liquid than for taxable bonds. The value and liquidity of many municipal securities have decreased as a result of the recent financial crisis, which has also adversely affected many municipal securities issuers and may continue to do so. There may be less information available on the financial condition of issuers of municipal securities than for public corporations.

Pre-Refunded Bonds Risk. Pre-refunded bonds are bonds that have been refunded to a call date prior to the final maturity of principal, or, in the case of pre-refunded bonds commonly referred to as “escrowed-to-maturity bonds,” to the final maturity of principal, and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded bonds held by the Fund is funded from securities held in a designated escrow account where such securities are obligations of and carry the full faith and credit of the U.S. Treasury. The securities held in the escrow fund pledged to pay the principal and interest of the pre-refunded bond do not guarantee the price of the bond. The Fund’s investment in pre-refunded bonds may subject the Fund to interest rate and reinvestment risk.

California Risk. The Fund may invest a significant portion of its assets in municipal obligations of issuers located in the State of California. Consequently, the Fund may be affected by political, economic, regulatory and other developments within California and by the financial condition of California’s political subdivisions, agencies, instrumentalities and public authorities.

Illinois Risk. The Fund may invest a significant portion of its assets in municipal obligations of issuers located in the State of Illinois. Consequently, the Fund may be affected by political, economic, regulatory and other developments within Illinois and by the financial condition of Illinois’ political subdivisions, agencies, instrumentalities and public authorities.

Credit Risk. Bonds are subject to credit risk. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt or otherwise honor its obligations. Bonds are subject to varying degrees of credit risk which may be reflected in credit ratings. There is a possibility that the credit rating of a bond may be downgraded after purchase or the perception of an issuer’s credit worthiness may decline, which may adversely affect the value of the security. The Fund may hold securities that are insured by a bond insurer. A downgrade of the credit rating of such bond insurer may cause the value of the insured security to decline.

Interest Rate Risk. Bonds are also subject to interest rate risk. Interest rate risk refers to fluctuations in the value of a bond resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most bonds go down. When the general level of interest rates goes down, the prices of most bonds go up. The historically low interest rate environment increases the risk associated with rising interest rates, including the potential for periods of

22

volatility and increased redemptions. The Fund may face a heightened level of interest rate risk, since the U.S. Federal Reserve Board recently ended its quantitative easing program and may begin to raise rates. In addition, bonds with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than bonds with shorter durations.

Reinvestment Risk. Reinvestment risk is the risk that proceeds from the current investment, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment. Reinvestment risk is greater on short- to intermediate-term instruments.

Health Care Bond Risk. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state and local governmental agencies. To the extent that the health care sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the health care sector. A major source of revenues for the health care industry is payments from Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may also affect the industry and the value and credit quality of health care bonds, such as general and local economic conditions, demand for services, expenses (including malpractice insurance premiums) and competition among health care providers. The following elements may adversely affect health care facility operations: the implementation of national and/or state-specific health insurance exchanges; other national, state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services; and increases and decreases in the cost and availability of medical products.

Transportation Bond Risk. Transportation debt may be issued to finance the construction of airports, toll roads, highways or other transit facilities. To the extent that the Fund continues to be concentrated in the transportation sector, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the transportation sector. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation related securities, as do the presence of alternate forms of transportation, such as public transportation. Municipal securities that are issued to finance a particular transportation project often depend solely on revenues from that project to make principal and interest payments. Adverse conditions and developments affecting a particular project may result in lower revenues to the issuer of the municipal securities.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in municipal securities, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Sampling Risk. The Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the Pre-Refunded Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in net asset value (“NAV”) than would be the case if the Fund held all of the securities in the Pre-Refunded Index. Conversely, a positive development relating to an issuer of securities in the Pre-Refunded Index that is not held by the Fund could cause the Fund to underperform the Pre-Refunded Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Index Tracking Risk. The Fund’s return may not match the return of the Pre-Refunded Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Pre-Refunded Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Pre-Refunded Index and deploying cash in connection with newly created Creation Units (defined herein). The Fund also bears the costs and risks associated with buying and selling securities while such costs and risks are not factored into the return of the Pre-Refunded Index. The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to pay expenses. In addition, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Pre-Refunded Index as would be the case if the Fund purchased all of the securities in the Pre-Refunded Index in the proportions in which they are represented in the Pre-Refunded Index. The Fund is expected to value certain of its investments based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Pre-Refunded Index is based on securities’ closing prices (i.e., the value of the Pre-Refunded Index is not based on fair value prices), the Fund’s ability to track the Pre-Refunded Index may be adversely affected. For tax efficiency purposes, the Fund may sell certain securities,

23

MARKET VECTORS PRE-REFUNDED MUNICIPAL INDEX ETF (continued)

and such sale may cause the Fund to realize a loss and deviate from the performance of the Pre-Refunded Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Pre-Refunded Index.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any bond fund, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Pre-Refunded Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Tax Risk. There is no guarantee that the Fund’s income will be exempt from U.S. federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for U.S. federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in obligations of a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Premium/Discount Risk. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Pre-Refunded Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund’s investments continue to be concentrated in the general obligation and transportation sectors, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on those sectors will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year and since inception periods compared with the Fund’s benchmark index. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.marketvectorsetfs.com.

24

Annual Total Returns (%)—Calendar Years

The year-to-date total return as of June 30, 2015 was 0.19%.

Best Quarter:	1.41%	2Q ’10
Worst Quarter:	-2.14%	2Q ’13

Average Annual Total Returns for the Periods Ended December 31, 2014

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Past Five Years	Since Inception (2/2/2009)

Market Vectors Pre-Refunded Municipal Index ETF (return before taxes)	0.86%	1.04%	1.20%
Market Vectors Pre-Refunded Municipal Index ETF (return after taxes on distributions)	0.86%	1.03%	1.19%
Market Vectors Pre-Refunded Municipal Index ETF (return after taxes on distributions and sale of Fund Shares)	0.94%	1.11%	1.22%
Barclays Capital Municipal Pre-Refunded-Treasury-Escrowed Index (reflects no deduction for fees, expenses or taxes)	1.28%	1.58%	1.76%

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Manager. The following individual is primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

James T. Colby III	Portfolio Manager	February 2009

PURCHASE AND SALE OF FUND SHARES

For important information about the purchase and sale of Fund Shares, tax information and payments to broker-dealers and other financial intermediaries, please turn to “Summary Information about Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” on page 35 of this Prospectus.

25

MARKET VECTORS SHORT HIGH-YIELD MUNICIPAL INDEX ETF

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

Market Vectors Short High-Yield Municipal Index ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Barclays Municipal High Yield Short Duration Index (the “Short High-Yield Index”).

FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.35%
Other Expenses	0.00%

Total Annual Fund Operating Expenses(a)	0.35%
(a)

The Investment Management Agreement between Market Vectors ETF Trust (the “Trust”) and Van Eck Associates Corporation (the “Adviser”) provides that the Adviser will pay all expenses of the Fund, except for the fee payment under the Investment Management Agreement, interest expense, offering costs, trading expenses, taxes and extraordinary expenses.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$36
3	$113
5	$197
10	$443

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in securities that comprise the benchmark index. The Short High-Yield Index is composed of publicly traded municipal bonds that cover the U.S. dollar denominated high yield short-term tax-exempt bond market. All bonds must have a fixed rate, a dated-date (i.e., the date when interest begins to accrue) after December 31, 1990 and a nominal maturity of 1 to 10 years. This 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

The Fund has adopted a fundamental investment policy to invest at least 80% of its assets in investments suggested by its name. For purposes of this policy, the term “assets” means net assets plus the amount of any borrowings for investment purposes. This percentage limitation applies at the time of the investment.

26

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Short High-Yield Index. Because of the practical difficulties and expense of purchasing all of the securities in the Short High-Yield Index, the Fund does not purchase all of the securities in the Short High-Yield Index. Instead, the Adviser utilizes a “sampling” methodology in seeking to achieve the Fund’s objective. As such, the Fund may purchase a subset of the bonds in the Short High-Yield Index in an effort to hold a portfolio of bonds with generally the same risk and return characteristics of the Short High-Yield Index.

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Short High-Yield Index concentrates in an industry or group of industries. As of April 30, 2015, each of the industrial development, general obligation, health care and tobacco sectors represented a significant portion of the Fund.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.

Municipal Securities Risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. Certain municipalities may have difficulty meeting their obligations due to, among other reasons, changes in underlying demographics. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market. Municipal securities may include revenue bonds, which are generally backed by revenue from a specific project or tax. The issuer of a revenue bond makes interest and principal payments from revenues generated from a particular source or facility, such as a tax on particular property or revenues generated from a municipal water or sewer utility or an airport. Revenue bonds generally are not backed by the full faith and credit and general taxing power of the issuer. The market for municipal bonds may be less liquid than for taxable bonds. The value and liquidity of many municipal securities have decreased as a result of the recent financial crisis, which has also adversely affected many municipal securities issuers and may continue to do so. There may be less information available on the financial condition of issuers of municipal securities than for public corporations.

Credit Risk. Bonds are subject to credit risk. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt or to otherwise honor its obligations. Bonds are subject to varying degrees of credit risk which may be reflected in credit ratings. There is a possibility that the credit rating of a bond may be downgraded after purchase or the perception of an issuer’s credit worthiness may decline, which may adversely affect the value of the security. The Fund may hold securities that are insured by a bond insurer. A downgrade of the credit rating of such bond insurer may cause the value of the insured security to decline.

Interest Rate Risk. Bonds are also subject to interest rate risk. Interest rate risk refers to fluctuations in the value of a bond resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most bonds go down. When the general level of interest rates goes down, the prices of most bonds go up. The historically low interest rate environment increases the risk associated with rising interest rates, including the potential for periods of volatility and increased redemptions. The Fund may face a heightened level of interest rate risk, since the U.S. Federal Reserve Board recently ended its quantitative easing program and may begin to raise rates. In addition, bonds with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than bonds with shorter durations.

High Yield Securities Risk. Securities rated below investment grade are commonly referred to as high yield securities or “junk bonds.” Junk bonds are often issued by issuers that are restructuring, are smaller or less creditworthy than other issuers, or are more highly indebted than other issuers. Junk bonds are subject to greater risk of loss of income and principal than higher rated securities and are considered speculative. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual municipal developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Fund may incur additional expenses to seek recovery. The secondary market for securities that are junk bonds may be less liquid than the markets for higher quality securities or junk bonds issued by

27

MARKET VECTORS SHORT HIGH-YIELD MUNICIPAL INDEX ETF (continued)

corporate issuers and, as such, may have an adverse effect on the market prices of and the Fund’s ability to arrive at a fair value for certain securities. The illiquidity of the market also could make it difficult for the Fund to sell certain securities in connection with a rebalancing of the Short High-Yield Index. In addition, periods of economic uncertainty and change may result in an increased volatility of market prices of high yield securities and a corresponding volatility in the Fund’s net asset value (“NAV”).

Industrial Development Bond Risk. These revenue bonds are issued by or on behalf of public authorities to obtain funds to finance various public and/or privately operated facilities, including those for business and manufacturing, housing, sports, pollution control, airport, mass transit, port and parking facilities. To the extent that the industrial development sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the industrial development sector. These bonds are normally secured only by the revenues from the project and not by state or local government tax payments. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. Payment of interest on and repayment of principal on such bonds are the responsibility of the user and/or any guarantor. These bonds are subject to a wide variety of risks, many of which relate to the nature of the specific project. Generally, the value and credit quality of these bonds are sensitive to the risks related to an economic slowdown.

Health Care Bond Risk. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state and local governmental agencies. To the extent that the health care sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the health care sector. A major source of revenues for the health care industry is payments from Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may also affect the industry and the value and credit quality of health care bonds, such as general and local economic conditions, demand for services, expenses (including malpractice insurance premiums) and competition among health care providers. The following elements may adversely affect health care facility operations: the implementation of national and/or state-specific health insurance exchanges; other national, state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services; and increases and decreases in the cost and availability of medical products.

Tobacco Bond Risk. To the extent that the tobacco sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the tobacco settlement sector. Tobacco settlement revenue bonds are generally neither general nor legal obligations of a state or any of its political subdivisions and neither the full faith and credit nor the taxing power nor any other assets or revenues of a state or of any political subdivision will be pledged to the payment of any such bonds. In addition, tobacco companies’ profits from the sale of tobacco products are inherently variable and difficult to estimate. There can be no guarantee that tobacco companies will earn enough revenues to cover the payments due under tobacco bonds. The revenues of tobacco companies may be adversely affected by the adoption of new legislation and/or by litigation.

Puerto Rico Risk. The Fund may invest a significant portion of its assets in municipal obligations of issuers located in Puerto Rico. Consequently, the Fund may be affected by political, economic, regulatory and other developments within Puerto Rico and by the financial condition of Puerto Rico’s political subdivisions, agencies, instrumentalities and public authorities.

Call Risk. The Fund may invest in callable bonds. If interest rates fall, it is possible that issuers of callable securities will “call” (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during or following a period of declining interest rates, the Fund is likely to have to replace such called security with a lower yielding security. If that were to happen, it would decrease the Fund’s net investment income.

Private Activity Bonds Risk. The issuers of private activity bonds in which the Fund may invest may be negatively impacted by conditions affecting either the general credit of the user of the private activity project or the project itself. The Fund’s private activity bond holdings also may pay interest subject to the alternative minimum tax. See the section of the Prospectus entitled “Shareholder Information—Tax Information” for more details.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in municipal securities, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Sampling Risk. The Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the Short High-Yield Index. As a result, an adverse development respecting an issuer of securities held by the

28

Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Short High-Yield Index. Conversely, a positive development relating to an issuer of securities in the Short High-Yield Index that is not held by the Fund could cause the Fund to underperform the Short High-Yield Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Index Tracking Risk. The Fund’s return may not match the return of the Short High-Yield Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Short High-Yield Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Short High-Yield Index and deploying cash in connection with newly created Creation Units (defined herein). The Fund also bears the costs and risks associated with buying and selling securities while such costs and risks are not factored into the return of the Short High-Yield Index. The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to pay expenses. In addition, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Short High-Yield Index as would be the case if the Fund purchased all of the securities in the Short High-Yield Index in the proportions in which they are represented in the Short High-Yield Index. The Fund is expected to value certain of its investments based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Short High-Yield Index is based on securities’ closing prices (i.e., the value of the Short High-Yield Index is not based on fair value prices), the Fund’s ability to track the Short High-Yield Index may be adversely affected. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Short High-Yield Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Short High-Yield Index.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any bond fund, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Short High-Yield Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Tax Risk. There is no guarantee that the Fund’s income will be exempt from U.S. federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for U.S. federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in obligations of a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Premium/Discount Risk. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Short High-Yield Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund’s investments are concentrated in a particular sector or sectors or industry or group of industries, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on that sector or sectors or industry or group of industries will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

PERFORMANCE

The Fund commenced operations on January 13, 2014 and therefore does not have a performance history for a full calendar year. The Fund’s financial performance for the Fund’s first fiscal period is included in the “Financial Highlights” section of the Prospectus. Visit www.marketvectorsetfs.com for current performance figures.

29

MARKET VECTORS SHORT HIGH-YIELD MUNICIPAL INDEX ETF (continued)

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Manager. The following individual is primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

James T. Colby III	Portfolio Manager	January 2014

PURCHASE AND SALE OF FUND SHARES

For important information about the purchase and sale of Fund Shares, tax information and payments to broker-dealers and other financial intermediaries, please turn to “Summary Information about Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” on page 35 of this Prospectus.

30

MARKET VECTORS SHORT MUNICIPAL INDEX ETF

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

Market Vectors Short Municipal Index ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Barclays AMT-Free Short Continuous Municipal Index (the “Short Index”).

FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.20%
Other Expenses(a)	0.00%

Total Annual Fund Operating Expenses(a)	0.20%
(a)

The investment management agreement between Market Vectors ETF Trust (the “Trust”) and Van Eck Associates Corporation (the “Adviser”) provides that the Adviser will pay all expenses of the Fund, except for the fee payment under the investment management agreement, interest expense, offering costs, trading expenses, taxes and extraordinary expenses.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$20
3	$64
5	$113
10	$255

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 2% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in fixed income securities that comprise the Short Index. The Short Index is comprised of publicly traded municipal bonds that cover the U.S. dollar denominated short-term tax-exempt bond market. This 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

The Fund has adopted a fundamental investment policy to invest at least 80% of its assets in investments suggested by its name. For purposes of this policy, the term “assets” means net assets plus the amount of any borrowings for investment purposes. This percentage limitation applies at the time of the investment.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Short Index. Because of the practical difficulties and expense of purchasing all of the securities in the Short Index, the Fund does not purchase all of the securities in the Short Index. Instead, the Adviser utilizes a “sampling” methodology in seeking to achieve the Fund’s objective. As such, the Fund may purchase a subset of the bonds in the Short Index in an effort to hold a portfolio of bonds with generally the same risk and return characteristics of the Short Index.

31

MARKET VECTORS SHORT MUNICIPAL INDEX ETF (continued)

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Short Index concentrates in an industry or group of industries. As of April 30, 2015, the Fund was concentrated in the general obligation sector, and the transportation sector represented a significant portion of the Fund.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.

Municipal Securities Risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. Certain municipalities may have difficulty meeting their obligations due to, among other reasons, changes in underlying demographics. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market. Municipal securities may include revenue bonds, which are generally backed by revenue from a specific project or tax. The issuer of a revenue bond makes interest and principal payments from revenues generated from a particular source or facility, such as a tax on particular property or revenues generated from a municipal water or sewer utility or an airport. Revenue bonds generally are not backed by the full faith and credit and general taxing power of the issuer. The market for municipal bonds may be less liquid than for taxable bonds. The value and liquidity of many municipal securities have decreased as a result of the recent financial crisis, which has also adversely affected many municipal securities issuers and may continue to do so. There may be less information available on the financial condition of issuers of municipal securities than for public corporations.

Credit Risk. Bonds are subject to credit risk. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt or otherwise honor its obligations. Bonds are subject to varying degrees of credit risk which may be reflected in credit ratings. There is a possibility that the credit rating of a bond may be downgraded after purchase or the perception of an issuer’s credit worthiness may decline, which may adversely affect the value of the security. The Fund may hold securities that are insured by a bond insurer. A downgrade of the credit rating of such bond insurer may cause the value of the insured security to decline.

Interest Rate Risk. Bonds are also subject to interest rate risk. Interest rate risk refers to fluctuations in the value of a bond resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most bonds go down. When the general level of interest rates goes down, the prices of most bonds go up. The historically low interest rate environment increases the risk associated with rising interest rates, including the potential for periods of volatility and increased redemptions. The Fund may face a heightened level of interest rate risk, since the U.S. Federal Reserve Board recently ended its quantitative easing program and may begin to raise rates. In addition, bonds with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than bonds with shorter durations.

California Risk. The Fund may invest a significant portion of its assets in municipal obligations of issuers located in the State of California. Consequently, the Fund may be affected by political, economic, regulatory and other developments within California and by the financial condition of California’s political subdivisions, agencies, instrumentalities and public authorities.

New York Risk. The Fund may invest a significant portion of its assets in municipal obligations of issuers located in the State of New York. Consequently, the Fund may be affected by political, economic, regulatory and other developments within New York and by the financial condition of New York’s political subdivisions, agencies, instrumentalities and public authorities.

Call Risk. The Fund may invest in callable bonds. If interest rates fall, it is possible that issuers of callable securities will “call” (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during or following a period of declining interest rates, the Fund is likely to have to replace such called security with a lower yielding security. If that were to happen, it would decrease the Fund’s net investment income.

Transportation Bond Risk. Transportation debt may be issued to finance the construction of airports, toll roads, highways or other transit facilities. To the extent that the transportation sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the transportation sector. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the

32

presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation related securities, as do the presence of alternate forms of transportation, such as public transportation. Municipal securities that are issued to finance a particular transportation project often depend solely on revenues from that project to make principal and interest payments. Adverse conditions and developments affecting a particular project may result in lower revenues to the issuer of the municipal securities.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in municipal securities, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Sampling Risk. The Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the Short Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in net asset value (“NAV”) than would be the case if the Fund held all of the securities in the Short Index. Conversely, a positive development relating to an issuer of securities in the Short Index that is not held by the Fund could cause the Fund to underperform the Short Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Index Tracking Risk. The Fund’s return may not match the return of the Short Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Short Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Short Index and deploying cash in connection with newly created Creation Units (defined herein). The Fund also bears the costs and risks associated with buying and selling securities while such costs and risks are not factored into the return of the Short Index. The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to pay expenses. In addition, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Short Index as would be the case if the Fund purchased all of the securities in the Short Index in the proportions in which they are represented in the Short Index. The Fund is expected to value certain of its investments based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Short Index is based on securities’ closing prices (i.e., the value of the Short Index is not based on fair value prices), the Fund’s ability to track the Short Index may be adversely affected. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Short Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Short Index.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any bond fund, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Short Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Tax Risk. There is no guarantee that the Fund’s income will be exempt from U.S. federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for U.S. federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

Premium/Discount Risk. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Short Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund’s investments continue to be concentrated in the general obligation sector, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on that sector will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average

33

MARKET VECTORS SHORT MUNICIPAL INDEX ETF (continued)

annual returns for the one year, five year and since inception periods compared with the Fund’s benchmark index. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.marketvectorsetfs.com.

Annual Total Returns (%)—Calendar Years

The year-to-date total return as of June 30, 2015 was 0.27%.

Best Quarter:	3.16%	3Q ’09
Worst Quarter:	-1.85%	4Q ’10

Average Annual Total Returns for the Periods Ended December 31, 2014

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Past Five Years	Since Inception (2/22/2008)

Market Vectors Short Municipal Index ETF (return before taxes)	1.35%	2.09%	2.83%
Market Vectors Short Municipal Index ETF (return after taxes on distributions)	1.35%	2.07%	2.82%
Market Vectors Short Municipal Index ETF (return after taxes on distributions and sale of Fund Shares)	1.31%	2.00%	2.63%
Barclays Capital AMT-Free Short Continuous Municipal Index (reflects no deduction for fees, expenses or taxes)	2.01%	2.68%	3.44%

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Manager. The following individual is primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

James T. Colby III	Portfolio Manager	February 2008

PURCHASE AND SALE OF FUND SHARES

For important information about the purchase and sale of Fund Shares, tax information and payments to broker-dealers and other financial intermediaries, please turn to “Summary Information about Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” on page 35 of this Prospectus.

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SUMMARY INFORMATION ABOUT PURCHASES AND SALES OF FUND SHARES, TAXES AND
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

PURCHASE AND SALE OF FUND SHARES

The Funds issue and redeem Shares at NAV only in a large specified number of Shares, each called a “Creation Unit,” or multiples thereof. A Creation Unit consists of 100,000 Shares (50,000 Shares with respect to Market Vectors CEF Municipal Income ETF) of a Fund.

Individual Shares of a Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Funds are listed on NYSE Arca, Inc. (“NYSE Arca”) and because Shares trade at market prices rather than NAV, Shares of the Funds may trade at a price greater than or less than NAV.

TAX INFORMATION

The Funds expect to distribute net investment income at least monthly, and any net realized long-term or short-term capital gains annually. The Funds may also pay a special distribution at any time to comply with U.S. federal tax requirements. Dividends paid by the Funds that are properly reported as exempt-interest dividends will not be subject to regular U.S. federal income tax. The Funds intend to invest its assets in a manner such that a significant portion of their dividend distributions to shareholders will generally be exempt from U.S. federal income taxes, including the federal alternative minimum tax for noncorporate shareholders. Such distributions will generally be subject to state income taxes.

Distributions from a Fund’s net investment income (other than net tax-exempt income), including any net short-term capital gains, if any, are taxable to you as ordinary income.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of the Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS

PRINCIPAL INVESTMENT STRATEGIES

Each Fund (except Market Vectors CEF Municipal Income ETF) uses a sampling approach in seeking to achieve its investment objective. Sampling means that the Adviser uses quantitative analysis to select a representative sample of securities that the Adviser believes collectively have an investment profile similar to the underlying Index. The Adviser seeks to select securities that will have, in the aggregate, investment characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of a Fund’s Index. The quantity of holdings in a Fund will be based on a number of factors, including asset size of such Fund. The Adviser generally expects a Fund to hold less than the total number of securities in its Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective. In addition, from time to time, securities are added to or removed from the applicable Index. Each Fund may sell securities that are represented in its Index, or purchase securities that are not yet represented in its Index, in anticipation of their removal from or addition to such Index. Further, the Adviser may choose to underweight or overweight a security, purchase or sell securities not in an Index, or utilize various combinations of other available investment techniques, in seeking to track a Fund’s Index.

The Adviser anticipates that, generally, Market Vectors CEF Municipal Income ETF will hold all of the securities that comprise the CEFMX Index in proportion to their weightings in the CEFMX Index. However, because of limitations imposed by 1940 Act regarding investments in other investment companies, Market Vectors CEF Municipal Income ETF may purchase a sample of securities in the CEFMX Index. There also may be instances in which the Adviser may choose to underweight or overweight a security in the CEFMX Index, purchase securities not in the CEFMX Index that the Adviser believes are appropriate to substitute for certain securities in the CEFMX Index or utilize various combinations of other available investment techniques in seeking to replicate as closely as possible, before fees and expenses, the price and yield performance of the CEFMX Index. Market Vectors CEF Municipal Income ETF may sell securities that are represented in the CEFMX Index in anticipation of their removal from the CEFMX Index or purchase securities not represented in the CEFMX Index in anticipation of their addition to the CEFMX Index. Market Vectors CEF Municipal Income ETF may also, in order to comply with the tax diversification requirements of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), temporarily invest in securities not included on the CEFMX Index that are expected to be highly correlated with the securities included in the CEFMX Index.

ADDITIONAL INVESTMENT STRATEGIES

Each Fund may invest in securities not included in its respective Index, money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index), and certain derivatives, which the Adviser believes will help a Fund track its Index. Depositary receipts not included in a Fund’s Index may be used by the Fund in seeking performance that corresponds to its respective Index, and in managing cash flows, and may count towards compliance with a Fund’s 80% policy. Each Fund may also invest, to the extent permitted by the 1940 Act or, in the case of Market Vectors CEF Municipal Income ETF, the Exemptive Relief, in other affiliated and unaffiliated funds, such as open-end or closed-end management investment companies, including other ETFs. A Fund will not invest in money market instruments as part of a temporary defensive strategy to protect against potential securities market declines.

An authorized participant (i.e., a person eligible to place orders with the Distributor (defined below) to create or redeem Creation Units of a Fund) (each, an “AP”) that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.

BORROWING MONEY

Each Fund may borrow money from a bank up to a limit of one-third of the market value of its assets. Each Fund has entered into a credit facility to borrow money for temporary, emergency or other purposes, including the funding of shareholder redemption requests, trade settlements and as necessary to distribute to shareholders any income required to maintain the Fund’s status as a RIC. To the extent that a Fund borrows money, it will be leveraged; at such times, the Fund will appreciate or depreciate in value more rapidly than its benchmark Index.

FUNDAMENTAL AND NON-FUNDAMENTAL POLICIES

Each Fund’s investment objective and each of its other investment policies are non-fundamental policies that may be changed by the Board of Trustees without shareholder approval, except as noted in this Prospectus or the Statement of Additional Information (“SAI”) under the section entitled “Investment Policies and Restrictions—Investment Restrictions.”

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LENDING PORTFOLIO SECURITIES

Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, a Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being loaned. This collateral is marked-to-market on a daily basis. Although a Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower fail to return the borrowed securities (e.g., the Fund would have to buy replacement securities and the loaned securities may have appreciated beyond the value of the collateral held by the Fund) or become insolvent. The Fund may pay fees to the party arranging the loan of securities. In addition, a Fund will bear the risk of loss of any cash collateral that it invests.

RISKS OF INVESTING IN THE FUNDS

The following section provides additional information regarding the principal risks identified under “Principal Risks of Investing in the Fund” in each Fund’s “Summary Information” section followed by additional risk information. The risks listed below are applicable to each Fund unless otherwise noted.

Investors in a Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in a Fund involves a substantial degree of risk. An investment in a Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in a Fund, each of which could significantly and adversely affect the value of an investment in a Fund.

Credit Risk. Debt securities, such as bonds are subject to credit risk. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt or otherwise honor its obligations. Debt securities are subject to varying degrees of credit risk which may be reflected in credit ratings. There is a possibility that the credit rating of a debt security may be downgraded after purchase, or the perception of an issuer’s credit worthiness may decline, which may adversely affect the value of the security. A Fund may hold securities that are insured by a bond insurer. A downgrade of the credit rating of such bond insurer may cause the value of the insured security to decline.

Interest Rate Risk. Debt securities, such as bonds are also subject to interest rate risk. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most bonds go down. When the general level of interest rates goes down, the prices of most bonds go up. The historically low interest rate environment increases the risk associated with rising interest rates, including the potential for periods of volatility and increased redemptions. Each Fund may face a heightened level of interest rate risk, since the U.S. Federal Reserve Board has recently ended its quantitative easing program and may begin to raise rates. In addition, bonds with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than bonds with shorter durations.

Municipal Securities Risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. In addition, there is a risk that, as a result of the current economic crisis, the ability of any issuer to pay, when due, the principal or interest on its municipal bonds may be materially affected. Certain municipalities may have difficulty meeting their obligations due to, among other reasons, changes in underlying demographics.

Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market. Municipal securities may include revenue bonds, which are generally backed by revenue from a specific project or tax. The issuer of a revenue bond makes interest and principal payments from revenues generated from a particular source or facility, such as a tax on particular property or revenues generated from a municipal water or sewer utility or an airport. Revenue bonds generally are not backed by the full faith and credit and general taxing power of the issuer. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets.

If the Internal Revenue Service (“IRS”) determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

The market for municipal bonds may be less liquid than for taxable bonds. There may also be less information available on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy

37

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

and sell municipal securities, especially on short notice, and municipal securities may be more difficult for a Fund (and the Underlying Funds in which Market Vectors CEF Municipal Income ETF invests) to value accurately than securities of public corporations. Since the Funds (and the Underlying Funds in which Market Vectors CEF Municipal Income ETF invests) invest a significant portion of their portfolio in municipal securities, each Fund’s (and each Underlying Fund’s) portfolio may have greater exposure to liquidity risk than a fund that invests in non-municipal securities. In addition, the value and liquidity of many municipal securities have decreased as a result of the recent financial crisis, which has also adversely affected many municipal securities issuers and may continue to do so. The markets for many credit instruments, including municipal securities, have experienced periods of illiquidity and extreme volatility since the latter half of 2007. In response to the global economic downturn, governmental cost burdens may be reallocated among federal, state and local governments. In addition, issuers of municipal securities may seek protection under the bankruptcy laws. Many state and local governments that issue municipal securities are currently under significant economic and financial stress and may not be able to satisfy their obligations. The taxing power of any governmental entity may be limited and an entity’s credit may depend on factors which are beyond the entity’s control.

High Yield Securities Risk. (Market Vectors CEF Municipal Income ETF, Market Vectors High-Yield Municipal Index ETF and Market Vectors Short High-Yield Municipal Index ETF only.) Securities rated below investment grade are commonly referred to as high yield securities or “junk bonds.” Junk bonds are often issued by issuers that are restructuring, are smaller or less creditworthy, or are more highly indebted than other issuers. Junk bonds are subject to greater risk of loss of income and principal than higher rated securities and are considered speculative. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual municipal developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, a Fund may incur additional expenses to seek recovery. The secondary market for municipal securities that are junk bonds may be less liquid than the markets for higher quality securities or junk bonds issued by corporate issuers and, as such, may have an adverse effect on the market prices of and an underlying Fund’s ability to arrive at a fair value for certain securities. The illiquidity of the market also could make it difficult for a Fund to sell certain securities in connection with a rebalancing of the respective Index. In addition, periods of economic uncertainty and change may result in an increased volatility of market prices of high yield securities and a corresponding volatility in a Fund’s NAV.

Fund of Funds Risk. (Market Vectors CEF Municipal Income ETF only.) The performance of the Fund is dependent on the performance of the Underlying Funds. The Fund will be subject to the risks of the Underlying Funds’ investments, and the Fund’s shareholders will indirectly bear the expenses of the Underlying Funds. In addition, at times certain segments of the market represented by the Underlying Funds may be out of favor and underperform other segments.

Risks of Investing in Closed-End Funds. (Market Vectors CEF Municipal Income ETF only.) The shares of a closed-end fund may trade at a discount or premium to its NAV. A closed-end fund may be leveraged as part of its investment strategy. As a result, the Fund may be indirectly exposed to the effects of leverage through its investment in the Underlying Funds. Investments in Underlying Funds that use leverage may cause the value of the Fund’s Shares to be more volatile than if the Fund invested in Underlying Funds that do not utilize leverage. To comply with provisions of the 1940 Act, on any matter upon which the Underlying Fund shareholders are solicited to vote, the Adviser will vote Underlying Fund shares held by the Fund in the same general proportion as shares held by other shareholders of the Underlying Fund.

Risk of Investment Restrictions. (Market Vectors CEF Municipal Income ETF only.) The Fund is subject to the conditions set forth in the Exemptive Relief and certain additional provisions of the 1940 Act that limit the amount that the Fund and its affiliates, in the aggregate, can invest in the outstanding voting securities of any one Underlying Fund. The Fund and its affiliates may not acquire “control” of an Underlying Fund, which is presumed once ownership of an Underlying Fund’s outstanding voting securities exceeds 25%. This limitation could inhibit the Fund’s ability to purchase one or more Underlying Funds in the CEFMX Index in the proportions represented in the CEFMX Index. In these circumstances, the Fund would be required to use sampling techniques, which could increase the risk of tracking error.

Sampling Risk. (All Funds except Market Vectors CEF Municipal Income ETF.) A Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in its respective Index. As a result, an adverse development respecting an issuer of securities held by a Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its respective Index. Conversely, a positive development relating to an issuer of securities in an Index that is not held by the Fund could cause the Fund to underperform its respective Index. To the extent the assets in a Fund are smaller, these risks will be greater.

Private Activity Bonds Risk. (Market Vectors High-Yield Municipal Index ETF and Market Vectors Short High-Yield Municipal Index ETF only.) The issuers of private activity bonds in which the Fund may invest may be negatively impacted by conditions

38

affecting either the general credit of the user of the private activity project or the project itself. Conditions such as regulatory and environmental restrictions and economic downturns may lower the need for these facilities and the ability of users of the project to pay for the facilities. This could cause a decline in the Fund’s value. The Fund’s private activity bond holdings also may pay interest subject to the alternative minimum tax. See the section of the Prospectus entitled “Shareholder Information—Tax Matters” for more details.

Pre-Refunded Bonds Risk. (Market Vectors Pre-Refunded Municipal Index ETF only.) Pre-refunded bonds are bonds that have been refunded to a call date prior to the final maturity of principal, or, in the case of pre-refunded bonds commonly referred to as “escrowed-to-maturity bonds,” to the final maturity of principal, and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded bonds held by the Fund is funded from securities held in a designated escrow account where such securities are obligations of and carry the full faith and credit of the U.S. Treasury. The securities held in the escrow fund pledged to pay the principal and interest of the pre-refunded bond do not guarantee the price of the bond. The Fund’s investment in pre-refunded bonds may subject the Fund to interest rate and reinvestment risk. In addition, if the Fund sells pre-refunded bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale.

Reinvestment Risk. (Market Vectors Pre-Refunded Municipal Index ETF only.) Reinvestment risk is the risk that proceeds from the current investment, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment. Reinvestment risk is greater on short- to intermediate-term instruments and callable instruments.

Call Risk. (All Funds except Market Vectors Pre-Refunded Municipal Index ETF.) The Funds may invest in callable bonds. If interest rates fall, it is possible that issuers of callable securities will “call” (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during or following a period of declining interest rates, a Fund is likely to have to replace such called security with a lower yielding security. If that were to happen, it would decrease a Fund’s net investment income.

Market Risk. The prices of securities in each Fund are subject to risks associated with investing in municipal securities, including general economic conditions and sudden and unpredictable drops in value. Overall securities values could decline generally or underperform other investments. An investment in a Fund may lose money.

Market Vectors High-Yield Municipal Index ETF, Market Vectors Intermediate Municipal Index ETF, Markets Vectors Long Municipal Index ETF, Market Vectors Pre-Refunded Municipal Index ETF, Market Vectors Short High-Yield Municipal Index ETF, Market Vectors Short Municipal Index ETF and the Underlying Funds in which Market Vectors CEF Municipal Income ETF invests may invest in bonds from the following industries/sectors:

Electric Utilities Bond Risk. The electric utilities industry has been experiencing, and will continue to experience, increased competitive pressures. Federal legislation may open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel; (b) the availability and cost of capital; (c) the effects of conservation on energy demand; (d) the effects of rapidly changing environmental, safety and licensing requirements, and other federal, state and local regulations; (e) timely and sufficient rate increases and governmental limitations on rates charged to customers; (f) the effects of opposition to nuclear power; (h) increases in operating costs; and (i) obsolescence of existing equipment, facilities and products.

Industrial Development Bond Risk. These revenue bonds are issued by or on behalf of public authorities to obtain funds to finance various public and/or privately operated facilities, including those for business and manufacturing, housing, sports, pollution control, airport, mass transit, port and parking facilities. These bonds are normally secured only by the revenues from the project and not by state or local government tax payments. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. Payment of interest on and repayment of principal of such bonds are the responsibility of the user and/or any guarantor. These bonds are subject to a wide variety of risks, many of which relate to the nature of the specific project. Generally, the value and credit quality of these bonds are sensitive to the risks related to an economic slowdown.

Transportation Bond Risk. Transportation debt may be issued to finance the construction of airports, toll roads, highways or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation related securities, as do the presence of alternate forms of transportation, such as public transportation. Municipal securities that are issued to finance a particular transportation project often

39

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

depend solely on revenues from that project to make principal and interest payments. Adverse conditions and developments affecting a particular project may result in lower revenues to the issuer of the municipal securities.

Education Bond Risk. In general, there are two types of education related bonds: those issued to finance projects for public and private colleges and universities, and those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline, primarily the result of decreasing student enrollment or decreasing state and federal funding. Among the factors that may lead to declining or insufficient revenues are restrictions on students’ ability to pay tuition, availability of state and federal funding and general economic conditions. Student loan revenue bonds are generally offered by state (or substate) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.

Water and Sewer Bond Risk. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer’s importance, monopoly status and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run off or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation and federal environmental mandates are challenges faced by issuers of water and sewer bonds.

Resource Recovery Bond Risk. Resource recovery bonds are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation is involved, at least during the construction phase, and the revenue stream is secured by fees or rents paid by municipalities for use of the facilities. These bonds are normally secured only by the revenues from the project and not by state or local government tax receipts. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. The viability of a resource recovery project, environmental protection regulations, and project operator tax incentives may affect the value and credit quality of resource recovery bonds.

Lease Obligations Risk. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional statutory requirements generally applicable for the issuance of debt.

Certain lease obligations contain “non appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing “non appropriation” clauses are dependent on future legislative actions. If these legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property. In such circumstances, the Fund might not recover the full principal amount of the obligation.

Special Tax Bond Risk. Special tax bonds are usually backed and payable through a single tax, or series of special taxes such as incremental property taxes. The failure of the tax levy to generate adequate revenue to pay the debt service on the bonds may cause the value of the bonds to decline. Adverse conditions and developments affecting a particular project may result in lower revenues to the issuer of the municipal securities, which may adversely affect the value of the Fund’s portfolio.

Health Care Bond Risk. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state and local governmental agencies. A major source of revenues for the health care industry is payments from Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may also affect the industry and the value and credit quality of health care bonds, such as general and local economic conditions, demand for services, expenses (including malpractice insurance premiums) and competition among health

40

care providers. The following elements may adversely affect health care facility operations: the implementation of national and/or state-specific health insurance exchanges; other national, state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services; and increases and decreases in the cost and availability of medical products.

Tobacco Bond Risk. Tobacco settlement revenue bonds are generally neither general nor legal obligations of a state or any of its political subdivisions and neither the full faith and credit nor the taxing power nor any other assets or revenues of a state or of any political subdivision will be pledged to the payment of any such bonds. In addition, tobacco companies’ profits from the sale of tobacco products are inherently variable and difficult to estimate. There can be no guarantee that tobacco companies will earn enough revenues to cover the payments due under tobacco bonds. The revenues of tobacco companies may be adversely affected by the adoption of new legislation and/or by litigation.

Housing Bond Risk. Housing revenue bonds are generally issued by a state, county, city, local housing authority or other public agency. They generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions and changes to current laws and regulations.

California Risk. (Market Vectors Intermediate Municipal Index ETF, Market Vectors Long Municipal Index ETF, Market Vectors Pre-Refunded Municipal Index ETF and Market Vectors Short Municipal Index ETF only.) The Fund may invest a significant portion of its assets in municipal obligations of issuers located in the State of California. Consequently, the Fund may be affected by political, economic, regulatory and other developments within California and by the financial condition of California’s political subdivisions, agencies, instrumentalities and public authorities. The following is a summary of certain factors affecting the State’s current financial situation that could, in turn, adversely affect the Fund’s investments in California municipal obligations.

Provisions of the California Constitution and State statutes limit the taxing and spending authority of California governmental entities. Payments of certain municipal obligations may also be structurally subordinated to other obligations as a matter of California law. These provisions may impair the ability of California issuers to pay principal and/or interest on their obligations and the ability of the State and municipalities to address financial downturns, including limitations on the ability of the State or municipalities to raise taxes, fees or charges without voter approval. In addition, California has recently experienced financial and economic difficulties, which heighten the risks associated with investing in bonds issued by the State of California and its political subdivisions, agencies, instrumentalities and public authorities. Many local government agencies continue to face budget constraints due to mandated expenditures for health, welfare and public safety, as well as the adverse impact local economic conditions have had on property taxes and sales taxes, two major sources of revenue for local government. In particular, there is an increased risk that payments to bondholders could be interrupted or that an issuer could default on its obligations. A default or credit rating downgrade of a small number of California municipal security issuers could negatively impact the market values and marketability of all California municipal securities held by the Fund. However, if the State’s economy weakens the State’s budget deficit could continue to grow. Due to California’s ongoing economic conditions, several major ratings agencies have downgraded the State’s general obligation bond rating in recent years. Further downgrades could result in a reduction in the market value of California municipal obligations held by the Fund. These developments could adversely affect the Fund’s income, NAV, liquidity and/or ability to preserve or realize appreciation of capital.

New York Risk. (Market Vectors Intermediate Municipal Index ETF, Market Vectors Long Municipal Index ETF and Market Vectors Short Municipal Index ETF only). A Fund may invest a significant portion of its assets in New York municipal bonds and, therefore, will have greater exposure to negative political, economic, regulatory or other developments within the State of New York, including the financial condition of its public authorities and political subdivisions, than a fund that invests in a broader base of securities. Unfavorable developments in any economic sector may have a substantial impact on the overall New York municipal market. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations.

Puerto Rico Risk. (Market Vectors High-Yield Municipal Index ETF and Market Vectors Short High-Yield Municipal Index ETF only.) Each Fund may invest a portion of its assets in municipal obligations of issuers located in Puerto Rico. Consequently,

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

the Fund may be affected by political, economic, regulatory and other developments within Puerto Rico and by the financial condition of Puerto Rico’s political subdivisions, agencies, instrumentalities and public authorities. Events, including economic and political policy changes, tax base erosion, territory constitutional limits on tax increases, budget deficits and other financial difficulties and changes in the credit ratings assigned to Puerto Rico’s municipal issuers, are likely to affect the Fund’s performance. A decline in tourism, which is an important component of the Puerto Rico economy, and the U.S. recession have had a negative effect on the economy. Over the past several years, several key economic indicators have begun to indicate a significant slowing of economic activity. In addition, Puerto Rico’s debt-to-gross domestic product and unemployment rate are greater than any U.S. state. Puerto Rico’s general obligation bonds have recently been downgraded by Moody’s Investors Service (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and Fitch Ratings, Inc. (“Fitch”), and these ratings agencies have subsequently downgraded other Puerto Rican municipal issuers, with the possibility of additional downgrades if negative trends continue. These downgrades may exacerbate Puerto Rico’s current financial difficulties and may result in wider spreads, less liquidity and higher risk of default for its outstanding bonds, which may adversely affect the Fund. These municipal obligations are subject to heightened risks that may adversely affect the value of a Fund’s portfolio and the repayment of such bonds may be subject to significant uncertainties if Puerto Rico’s economic downturn continues.

Florida Risk. (Market Vectors Long Municipal Index ETF only). The Fund may invest a significant portion of its assets in Florida municipal bonds and, therefore, will have greater exposure to negative political, economic, regulatory or other developments within the State of Florida, including the financial condition of its public authorities and political subdivisions, than a fund that invests in a broader base of securities. Unfavorable developments in any economic sector may have a substantial impact on the overall Florida municipal market. The State of Florida does not have a state income tax, which could lead to a shortfall in government revenues under certain economic conditions. Certain issuers of Florida municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain Florida issuers to pay principal or interest on their obligations.

Illinois Risk. (Market Vectors Pre-Refunded Municipal Index ETF only). The Fund may invest a significant portion of its assets in Illinois municipal bonds and, therefore, will have greater exposure to negative political, economic, regulatory or other developments within the State of Illinois including the financial condition of its public authorities and political subdivisions, than a fund that invests in a broader base of securities. Unfavorable developments in any economic sector may have a substantial impact on the overall Illinois municipal market. Certain issuers of Illinois municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain Illinois issuers to pay principal or interest on their obligations.

Index Tracking Risk. Each Fund’s return may not match the return of its Index for a number of reasons. For example, a Fund incurs a number of operating expenses not applicable to its Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Index and (to the extent creations and redemptions are effected in cash) raising cash to meet redemptions or deploying cash in connection with newly created Creation Units. A Fund also bears the costs and risks associated with buying and selling securities while such costs are not factored into the return of its Index. In addition, a Fund’s use of a representative sampling approach may cause the Fund’s returns to not be as well correlated with the return of its Index as would be the case if the Fund purchased all of the securities in its Index in the proportions represented in such Index and can be expected to result in greater tracking error than if the Fund used a replication indexing strategy. Each Fund may not be fully invested at times as a result of (to the extent creations and redemptions are effected in cash) cash flows into the Fund or reserves of cash held by the Fund to pay expenses and (to the extent creations and redemptions are effected in cash) meet redemptions. In addition, a Fund may not be able to invest in certain securities included in its Index, or invest in them in the exact proportions in which they are represented in its Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). Moreover, a Fund may be delayed in purchasing or selling securities included in its Index. Any issues a Fund encounters with regard to currency convertibility (including the cost of borrowing funds, if any) and repatriation may also increase the Index tracking risk. For tax efficiency purposes, a Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of its Index.

Certain Funds are expected to fair value certain of the securities they hold. To the extent a Fund calculates its NAV based on fair value prices or on the prices that differ from those used in calculating a Fund’s respective Index, the Fund’s ability to track its Index may be adversely affected. The need to comply with the tax diversification and other requirements of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), may also impact the Fund’s ability to replicate the performance of its Index. Market Vectors CEF Municipal Income ETF may not be able to invest in certain securities in the exact proportions in which they are represented in the CEFMX Index due to limitations imposed by the 1940 Act on the Fund’s investments in other investment companies. In addition, if a Fund utilizes depositary receipts and other derivative

42

instruments, its return may not correlate as well with the return of its Index as would be the case if the Fund purchased all the securities in its Index directly. Actions taken in response to proposed corporate actions could result in increased tracking error. In light of the factors discussed above, each Fund’s return may deviate significantly from the return of its index.

Replication Management Risk. Unlike many investment companies, the Funds are not “actively” managed. Therefore, unless a specific security is removed from a Fund’s respective Index, a Fund generally would not sell a security because the security’s issuer is in financial trouble. If a specific security is removed from a Fund’s respective Index, a Fund may be forced to sell such security at an inopportune time or for prices other than at current market values. An investment in the Funds involves risks similar to those of investing in any bond fund, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. A Fund’s respective Index may not contain the appropriate or a diversified mix of securities for any particular economic cycle. The timing of changes in the securities of a Fund’s portfolio in seeking to replicate its Index could have a negative effect on the Fund. Unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, a Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Tax Risk. There is no guarantee that a Fund’s income will be exempt from U.S. federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after a Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for U.S. federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by a Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

Liquidity Risk. (Market Vectors CEF Municipal Income ETF only.) Unlike the Fund, as closed-end funds the Underlying Funds are not limited in their ability to invest in illiquid securities. Securities with reduced liquidity involve greater risk than securities with more liquid markets. Prices of securities not traded on an exchange may vary over time. Secondary trading of a fixed-income security may decline for a period of time if its credit quality unexpectedly declines. An Underlying Fund may not receive full value for assets sold during periods of infrequent trading.

Anti-Takeover Measures Risk. (Market Vectors CEF Municipal Income ETF only.) Certain Underlying Funds may have provisions in their organizational documents intended to limit the ability of third parties to acquire control or change the composition of the Underlying Fund’s board. This may discourage a third party from seeking to obtain control of the Underlying Fund, which could limit the ability of Underlying Fund shareholders to sell their shares at a premium over prevailing market prices.

Leverage Risk. (Market Vectors CEF Municipal Income ETF only.) Ordinary borrowings by an Underlying Fund or an Underlying Fund’s investment in derivatives may result in leverage. If the prices of those investments decrease, or if the cost of borrowing exceeds any increase in the prices of investments made with the proceeds of the borrowing, the NAV of the Underlying Fund’s shares will decrease more than if the Underlying Fund had not used leverage. An Underlying Fund may have to sell investments at a time and at a price that is unfavorable to the Underlying Fund to repay borrowings. Interest on borrowings is an expense the Underlying Fund would not otherwise incur. Leverage magnifies the potential for gain and the risk of loss. If an Underlying Fund uses leverage, there can be no assurance that the Underlying Fund’s leverage strategy will be successful. Furthermore, the Underlying Funds may pay a management fee to their advisers based on a percentage of “managed assets.” Managed assets for this purpose can include the proceeds realized and managed from the Underlying Fund’s use of leverage. Accordingly, the fact that a decision to increase an Underlying Fund’s leverage will have the effect, all other things being equal, of increasing managed assets and therefore the management fee means that an Underlying Fund’s adviser may have a conflict of interest in determining whether to use or increase leverage with respect to its management of the Underlying Fund’s portfolio.

Premium/Discount Risk. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. The NAV of the Shares will fluctuate with changes in the market value of each Fund’s securities holdings. The market prices of Shares will fluctuate in accordance with changes in NAV and supply and demand on NYSE Arca. The Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of a Fund’s Index trading individually or in the aggregate at any point in time. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

the market price is at a discount to the NAV, the shareholder may sustain losses. Any of these factors, discussed above and further below, may lead to the Shares trading at a premium or discount to the Fund’s NAV.

Non-Diversified Risk. Each Fund is a separate investment portfolio of the Trust, which is an open-end investment company registered under the 1940 Act. Each Fund, except Market Vectors CEF Municipal Income ETF, Market Vectors High-Yield Municipal Index ETF, Market Vectors Intermediate Municipal Index ETF, Market Vectors Long Municipal Index ETF and Market Vectors Short Municipal Index ETF, is classified as a “non-diversified” investment company under the 1940 Act. As a result, each of these Funds is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in obligations of a single issuer. As a result, the gains and losses on a single investment may have a greater impact on such Fund’s NAV and may make such Fund more volatile than more diversified funds.

Some of the Underlying Funds in which Market Vectors CEF Municipal Income ETF invests may invest a relatively high percentage of their assets in a smaller number of issuers or may invest a larger proportion of their assets in a single company or obligations of a single issuer. As a result, the gains and losses on an investment in such an Underlying Fund may have a greater impact on the Fund’s NAV and may make the value of the Fund’s investment in such an Underlying Fund more volatile than an investment in more diversified funds.

Concentration Risk. A Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent that its respective Index concentrates in a particular sector or sectors or industry or group of industries. The securities of many or all of the companies in the same sector or industry may decline in value due to developments adversely affecting such sector or industry. By concentrating its assets in a particular sector or sectors or industry or group of industries, a Fund is subject to the risk that economic, political or other conditions that have a negative effect on that sector or industry will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

ADDITIONAL RISKS

Risk of Investing in Derivatives. Derivatives are financial instruments whose values are based on the value of one or more reference assets or indicators, such as a security, currency, interest rate or index. A Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Moreover, although the value of a derivative is based on an underlying indicator, a derivative does not carry the same rights as would be the case if the Fund invested directly in the underlying securities.

Derivatives are subject to a number of risks, such as potential changes in value in response to market developments or, in the case of “over-the-counter” derivatives, as a result of a counterparty’s credit quality and the risk that a derivative transaction may not have the effect the Adviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not achieve the desired correlation with the underlying asset or indicator. Derivative transactions can create investment leverage, may be highly volatile, and a Fund could lose more than the amount it invests. The use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders of a Fund.

Many derivative transactions are entered into “over-the-counter” (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on, among other factors, the ability and the willingness of a Fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, a Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for a Fund’s derivative positions at any time.

Leverage Risk. To the extent that a Fund borrows money or utilizes certain derivatives, it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities.

Short History of an Active Market/No Guarantee of Active Trading Market. Certain Funds are recently organized series of an investment company. While Shares are listed on NYSE Arca, there can be no assurance that active trading markets for the Shares will be maintained, especially for recently organized Funds. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which could cause a material decline in the Fund’s NAV. Van Eck Securities Corporation, the distributor of each Fund’s Shares (the “Distributor”), does not maintain a secondary market in the Shares. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming directly with a Fund.

Trading Issues. Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts

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caused by extraordinary market volatility pursuant to NYSE Arca’s “circuit breaker” rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of a Fund will continue to be met or will remain unchanged.

TAX ADVANTAGED PRODUCT STRUCTURE

Unlike many conventional mutual funds which are only bought and sold at closing NAVs, the Shares of each Fund have been designed to be tradable in a secondary market on an intra-day basis and to be redeemed principally in-kind in Creation Units at each day’s market close. These in-kind arrangements are designed to mitigate the adverse effects on a Fund’s portfolio that could arise from frequent cash purchase and redemption transactions that affect the NAV of the Fund. Moreover, in contrast to conventional mutual funds, where frequent redemptions can have an adverse tax impact on taxable shareholders because of the need to sell portfolio securities which, in turn, may generate taxable gain, the in-kind redemption mechanism of each Fund, to the extent used, generally is not expected to lead to a tax event for shareholders whose shares are not being redeemed.

PORTFOLIO HOLDINGS

A description of each Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Funds’ SAI.

MANAGEMENT OF THE FUNDS

Board of Trustees. The Board of Trustees of the Trust has responsibility for the general oversight of the management of the Funds, including general supervision of the Adviser and other service providers, but is not involved in the day-to-day management of the Trust. A list of the Trustees and the Trust officers, and their present positions and principal occupations, is provided in the Funds’ SAI.

Investment Adviser. Under the terms of an investment management agreement between the Trust and Van Eck Associates Corporation with respect to Market Vectors High-Yield Municipal Index ETF, Market Vectors Intermediate Municipal Index ETF, Market Vectors Long Municipal Index ETF, Market Vectors Pre-Refunded Municipal Index ETF, Market Vectors Short High-Yield Municipal Index ETF and Market Vectors Short Municipal Index ETF (the “Municipal Investment Management Agreement”) and an investment management agreement between the Trust and Van Eck Associates Corporation with respect to Market Vectors CEF Municipal Income ETF (the “CEF Investment Management Agreement” and, together with the Municipal Investment Management Agreement, the “Investment Management Agreement”), Van Eck Associates Corporation serves as the adviser to each Fund and, subject to the supervision of the Board of Trustees, is responsible for the day-to-day investment management of each Fund. As of June 30, 2015, the Adviser managed approximately $30.74 billion in assets. The Adviser has been an investment adviser since 1955 and also acts as adviser or sub-adviser to other mutual funds, ETFs, other pooled investment vehicles and separate accounts. The Adviser’s principal business address is 666 Third Avenue, New York, New York 10017. A discussion regarding the Board of Trustees’ approval of the Investment Management Agreement is available in the Trust’s semi-annual report for the period ended October 31, 2014.

For the services provided to Market Vectors CEF Municipal Income ETF under the CEF Investment Management Agreement, the Fund pays the Adviser monthly fees based on a percentage of the Fund’s average daily net assets at the annual rate of 0.40%. From time to time, the Adviser may waive all or a portion of its fee. Until at least September 1, 2016, the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses of the Fund) from exceeding 0.40% of its average daily net assets per year. Offering costs excluded from the expense caps are: (a) legal fees pertaining to the Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of the Fund to be listed on an exchange. The Fund is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, legal, audit and other services, interest, taxes, any distribution fees or expenses, offering fees or expenses and extraordinary expenses.

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MANAGEMENT OF THE FUNDS (continued)

Pursuant to the Municipal Investment Management Agreement, the Adviser is responsible for all expenses of the applicable Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payment under the Municipal Investment Management Agreement, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. For its services to each Fund, each Fund has agreed to pay the Adviser an annual unitary management fee equal to 0.35% (with respect to Market Vectors High-Yield Municipal Index ETF and Market Vectors Short High-Yield Municipal Index ETF), 0.24% (with respect to Market Vectors Intermediate Municipal Index ETF, Market Vectors Long Municipal Index ETF and Market Vectors Pre-Refunded Municipal Index ETF) and 0.20% (with respect to Market Vectors Short Municipal Index ETF) of its average daily net assets. Offering costs excluded from the annual unitary management fee are: (a) legal fees pertaining to a Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of a Fund to be listed on an exchange.

Administrator, Custodian and Transfer Agent. Van Eck Associates Corporation is the administrator for the Funds (the “Administrator”), and The Bank of New York Mellon is the custodian of each Fund’s assets and provides transfer agency and fund accounting services to the Funds. The Administrator is responsible for certain clerical, recordkeeping and/or bookkeeping services which are provided pursuant to the Investment Management Agreement.

Distributor. Van Eck Securities Corporation is the distributor of the Shares. The Distributor will not distribute Shares in less than Creation Units, and does not maintain a secondary market in the Shares. The Shares are traded in the secondary market.

PORTFOLIO MANAGERS

The portfolio managers who currently share joint responsibility for the day-to-day management of the Market Vectors CEF Municipal Income ETF’s portfolio are Hao-Hung (Peter) Liao and George Chao. The portfolio manager who is currently responsible for the day-to-day management of Market Vectors High-Yield Municipal Index ETF’s, Market Vectors Intermediate Municipal Index ETF’s, Market Vectors Long Municipal Index ETF’s, Market Vectors Pre-Refunded Municipal Index ETF’s, Market Vectors Short High-Yield Municipal Index ETF’s and Market Vectors Short Municipal Index ETF’s portfolios is James T. Colby III.

Mr. Liao has been employed by the Adviser since the summer of 2004. Mr. Chao has been employed by the Adviser since December 2007. Prior to joining the Adviser, he served as a Controller of Operations Administrations Division and Corporate Safety (September 2006-December 2007) for United Airlines. He also served as a Management Consultant to PricewaterhouseCoopers LLP as well as a Financial Analyst for SAM Distribution Co. Ltd. Mr. Colby has been employed by the Adviser since September 2007. Prior to joining the Adviser, Mr. Colby served as Senior Portfolio Manager and Director of Municipal High Yield for Lord Abbett as well as Director and Senior Portfolio Manager for Municipal Fixed Income at the John Hancock Funds in Boston. Mr. Colby graduated from Brown University in 1972 with a Bachelor of Arts in Economics and International Relations; and from Hofstra University in 1979 with a Masters of Business Administration in Finance. Each of Messrs. Chao, Colby and Liao serve as a portfolio manager of other funds of the Trust. Messrs. Liao and Chao also serve as portfolio managers for certain other investment companies and pooled investment vehicles advised by the Adviser. See the Funds’ SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their respective ownership of Shares of each Fund.

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SHAREHOLDER INFORMATION

DETERMINATION OF NAV

The NAV per Share for each Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is determined each business day as of the close of trading (ordinarily 4:00 p.m. Eastern time) on the New York Stock Exchange.

The values of each Fund’s portfolio securities are based on the securities’ closing prices on local markets, when available. In the absence of a last reported sales price, or if no sales were reported, and for other assets for which market quotes are not readily available, values may be based on quotes obtained from a quotation reporting system, established market makers or by an outside independent pricing service. Fixed income securities are normally valued on the basis of quotes from brokers or dealers, established market makers or an outside independent pricing service using data reflecting the earlier closing of the principal markets for those securities. Prices obtained by an outside independent pricing service may use information provided by market makers or estimates of market values obtained from yield data related to investments or securities with similar characteristics and may use a computerized grid matrix of securities and its evaluations in determining what it believes is the fair value of the portfolio securities. Short-term investments having a maturity of 60 days or less are valued at amortized cost. If a market quotation for a security is not readily available or the Adviser believes it does not otherwise accurately reflect the market value of the security at the time a Fund calculates its NAV, the security will be fair valued by the Adviser in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees. Each Fund may also use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security in the Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s respective Index. This may adversely affect a Fund’s ability to track its respective Index.

BUYING AND SELLING EXCHANGE-TRADED SHARES

The Shares of the Funds are listed on NYSE Arca. If you buy or sell Shares in the secondary market, you will incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. In times of severe market disruption or low trading volume in a Fund’s Shares, this spread can increase significantly. It is anticipated that the Shares will trade in the secondary market at prices that may differ to varying degrees from the NAV of the Shares. During periods of disruptions to creations and redemptions or the existence of extreme market volatility, the market prices of Shares are more likely to differ significantly from the Shares’ NAV.

The Depository Trust Company (“DTC”) serves as securities depository for the Shares. (The Shares may be held only in book-entry form; stock certificates will not be issued.) DTC, or its nominee, is the record or registered owner of all outstanding Shares. Beneficial ownership of Shares will be shown on the records of DTC or its participants (described below). Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, to exercise any rights of a holder of Shares, each beneficial owner must rely on the procedures of: (i) DTC; (ii) “DTC Participants,” i.e., securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC; and (iii) “Indirect Participants,” i.e., brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly, through which such beneficial owner holds its interests. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a beneficial owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes. For more information, see the section entitled “Book Entry Only System” in the Funds’ SAI.

The NYSE Arca is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because non-U.S. exchanges may be open on days when a Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s Shares.

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SHAREHOLDER INFORMATION (continued)

Market Timing and Related Matters. The Funds impose no restrictions on the frequency of purchases and redemptions. The Board of Trustees considered the nature of each Fund (i.e., a fund whose shares are expected to trade intra-day), that the Adviser monitors the trading activity of APs for patterns of abusive trading, that the Funds reserve the right to reject orders that may be disruptive to the management of or otherwise not in the Funds’ best interests, and that each Fund may fair value certain of its securities. Given this structure, the Board of Trustees determined that it is not necessary to impose restrictions on the frequency of purchases and redemptions for the Funds at the present time.

DISTRIBUTIONS

Net Investment Income and Capital Gains. As a shareholder of a Fund, you are entitled to your share of such Fund’s distributions of net investment income and net realized capital gains on its investments. Each Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

Each Fund typically earns income from interest on municipal securities. These amounts, net of expenses, are typically passed along to Fund shareholders as dividends from net investment income. Each Fund generally realizes capital gains or losses whenever it sells securities. Net capital gains are distributed to shareholders as “capital gain distributions.” Dividends paid by the Funds that are properly designated as exempt-interest dividends will not be subject to regular federal income tax. Distributions from a Fund’s net investment income (other than net tax exempt income), including any net short term capital gains, if any, are taxable to you as ordinary income. Any long-term capital gains distributions you receive from a Fund are taxable as long-term capital gains.

Net investment income, if any, is typically distributed to shareholders monthly while capital gains, if any, are typically distributed to shareholders at least annually. Dividends may be declared and paid more frequently to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code. In addition, the Funds may determine to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities, as if the Funds owned the underlying investment securities for the entire dividend period in which case some portion of each distribution may result in a return of capital, which, for tax purposes, is treated as a return of your investment in Shares. Record shareholders will be notified regarding the portion of the distribution which represents a return of capital.

Distributions in cash may be reinvested automatically in additional Shares of your Fund only if the broker through which you purchased Shares makes such option available.

TAX INFORMATION

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Funds, including the possible application of foreign, state and local taxes. Unless your investment in a Fund is through a tax-exempt entity or tax-deferred retirement account, such as a 401(k) plan, you need to be aware of the possible tax consequences when: (i) a Fund makes distributions; (ii) you sell Shares in the secondary market or (iii) you create or redeem Creation Units.

Taxes on Distributions. As noted above, each Fund expects to distribute net investment income, if any, monthly, and any net realized long-term or short-term capital gains, if any, annually. Each Fund may also pay a special distribution at any time to comply with U.S. federal tax requirements.

Dividends paid by the Funds that are properly designated as exempt-interest dividends will not be subject to regular U.S. federal income tax. The Funds intend to invest their assets in a manner such that a significant portion of their dividend distributions to shareholders will generally be exempt from U.S. federal income taxes, including the federal alternative minimum tax for noncorporate shareholders. The Market Vectors High-Yield Municipal Index ETF, Market Vectors Short High-Yield Municipal Index ETF and Underlying Funds in which Market Vectors CEF Municipal Income ETF invests may invest a portion of their assets in certain “private activity bonds,” and as a result, a portion of the exempt-interest dividends paid by them will be an item of tax preference to shareholders subject to the alternative minimum tax. Corporate shareholders should note that income that is generally exempt from the federal alternative minimum tax may in certain situations nonetheless be relevant in determining their federal alternative minimum tax liability, if any. Depending on a shareholder’s state of residence, exempt-interest dividends from interest earned on municipal securities of a state or its political subdivisions may be exempt in the hands of such shareholder from income tax in that state. However, income from municipal securities of states other than the shareholder’s state of residence generally will not qualify for tax-free treatment for such shareholder.

In general, your non-tax-exempt distributions are subject to U.S. federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. Distributions from a Fund’s net investment income (other than net tax-exempt income), including any net short-term capital gains, if any, are taxable to you as ordinary income. Whether distributions of capital gains represent long-term or short-term capital gains is determined by how long the Fund owned the investments that

48

generated them, rather than how long you have owned your Shares. Distributions of net short-term capital gains in excess of net long–term capital losses, if any, are generally taxable as ordinary income. Distributions of net long-term capital gains in excess of net short-term capital losses, if any, that are properly reported as capital gain dividends are generally taxable as long-term capital gains. Long-term capital gains of a non-corporate shareholder are generally taxable at a maximum rate of 15% or 20%, depending on whether the shareholder’s income exceeds certain threshold amounts. The Funds do not expect that any of their distributions will be qualified dividends eligible for lower tax rates or for the corporate dividends received deduction.

Exempt-interest dividends from a Fund are taken into account in determining the taxable portion of any Social Security or railroad retirement benefits that you receive.

Distributions in excess of a Fund’s current and accumulated earnings and profits are treated as a tax-free return of your investment to the extent of your basis in the Shares, and generally as capital gain thereafter. A return of capital, which for tax purposes is treated as a return of your investment, reduces your basis in Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of Shares. A distribution will reduce a Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an economic standpoint, the distribution may constitute a return of capital.

Taxes on the Sale or Cash Redemption of Exchange Listed Shares. Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long term capital gain or loss if the Shares have been held for more than one year and as a short term capital gain or loss if held for one year or less. However, any capital loss on a sale of Shares held for six months or less will be disallowed to the extent any exempt-interest dividends were paid with respect to such Shares and any remaining loss is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Shares. The ability to deduct capital losses may be further limited. To the extent that a shareholder’s Shares are redeemed for cash, this is normally treated as a sale for tax purposes.

Taxes on Creations and Redemptions of Creation Units. A person who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of exchange and the sum of the exchanger’s aggregate basis in the securities surrendered and the amount of any cash paid for such Creation Units. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received. The IRS, however, may assert that a loss realized upon an exchange of primarily securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities for Creation Units or redeeming Creation Units should consult their own tax adviser with respect to whether wash sale rules apply and when a loss might be deductible and the tax treatment of any creation or redemption transaction.

Under current U.S. federal income tax laws, any capital gain or loss realized upon a redemption (or creation) of Creation Units is generally treated as long-term capital gain or loss if the Shares (or securities surrendered) have been held for more than one year and as a short-term capital gain or loss if the Shares (or securities surrendered) have been held for one year or less.

If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you created or sold and at what price.

Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Non-U.S. Shareholders. If you are not a citizen or resident alien of the United States or if you are a non-U.S. entity, a Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business.

As part of the Foreign Account Tax Compliance Act, (“FATCA”), a Fund may be required to withhold 30% on certain types of U.S. sourced income (e.g., dividends, interest, and other types of passive income), and after January 1, 2017, proceeds from the sale or other disposition of property producing U.S. sourced income to (i) foreign financial institutions (“FFIs”), including non-U.S. investment funds, unless they agree to collect and disclose to the Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain nonfinancial foreign entities (“NFFEs”), unless they certify certain information regarding their direct and indirect U.S. owners. To avoid possible withholding, FFIs will need to enter into agreements with the IRS which state that they will provide the IRS information, including the names, account numbers and balances, addresses and taxpayer identification numbers of U.S. account holders and comply with due

49

SHAREHOLDER INFORMATION (continued)

diligence procedures with respect to the identification of U.S. accounts as well as agree to withhold tax on certain types of withholdable payments made to non-compliant foreign financial institutions or to applicable foreign account holders who fail to provide the required information to the IRS, or similar account information and required documentation to a local revenue authority, should an applicable intergovernmental agreement be implemented. NFFEs will need to provide certain information regarding each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to the IRS.

While some parts of the FATCA rules have not been finalized, a Fund may be subject to the FATCA withholding obligation, and also will be required to perform due diligence reviews to classify foreign entity investors for FATCA purposes. Investors are required to agree to provide information necessary to allow a Fund to comply with the FATCA rules. If a Fund is required to withhold amounts from payments pursuant to FATCA, investors will receive distributions that are reduced by such withholding amounts.

Non-U.S. shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Funds, including the possible applicability of the U.S. estate tax.

The foregoing discussion summarizes some of the consequences under current U.S. federal income tax law of an investment in a Fund. It is not a substitute for personal tax advice.

Consult your own tax advisor about the potential tax consequences of an investment in a Fund under all applicable tax laws.

INDEX PROVIDERS

The CEFMX Index is published by S-Network Global Indexes, LLC (“S-Network”). The High Yield Index, Intermediate Index, Long Index, Pre-Refunded Index, Short High-Yield Index and Short Index are published by Barclays Inc. (“Barclays”). Barclays and S-Network are referred to herein as the “Index Providers.” The Index Providers do not sponsor, endorse, or promote the Funds and bear no liability with respect to the Funds or any security.

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S-NETWORK MUNICIPAL BOND CLOSED-END FUND INDEXSM

The CEFMX Index is a rules based index intended to serve as a benchmark for closed-end funds listed in the US that are principally engaged in asset management processes designed to produce federally tax-exempt annual yield. The CEFMX Index employs a modified total net assets weighting methodology designed to provide investment exposure across the various business segments that together comprise the federally tax-exempt annual yield sector of the closed-end fund market. The CEFMX Index is divided into four main closed-end fund segments including: leveraged municipal fixed income closed-end funds; unleveraged municipal fixed income closed-end funds; leveraged high yield municipal fixed income closed-end funds; and unleveraged high yield municipal fixed income closed-end funds. The CEFMX Index was determined to yield a benchmark value of approximately 1000 at its inception date, which was the close of trading on December 31, 2005.

The CEFMX Index will reconstitute on the last business day of the last month of each calendar half (March/September) and rebalance quarterly on the last business day of the last month of each calendar quarter.

Constituent closed-end funds for the CEFMX Index must have a market capitalization of greater than $100 million on the semi-annual record date to be added to the CEFMX Index. Closed-end funds must have an average daily turnover of more than $500,000 per day for the three months prior to the semi-annual record date to be eligible for inclusion in the CEFMX Index. Closed-end funds whose shares have traded at average premiums of 20% or more to their NAVs for the ten business days prior to the second Friday of the reconstitution month shall be excluded from the CEFMX Index. The closed-end fund’s shares must trade on a regulated US stock exchange that issues a last closing price in order to be included in the CEFMX Index.

As of June 30, 2015, the CEFMX Index included 84 closed-end funds, of which approximately 82% of the CEFMX Index was comprised of leveraged municipal fixed income closed-end funds, approximately 6% of the CEFMX Index was comprised of unleveraged municipal fixed income closed-end funds, approximately 8% of the CEFMX Index was comprised of leveraged high yield municipal fixed income closed-end funds and approximately 4% of the CEFMX Index was invested in unleveraged high yield municipal fixed income closed-end funds.

The CEFMX Index is calculated and maintained by Thomson Reuters on behalf of S-Network. The CEFMX Index is reconstituted semi-annually. The CEFMX Index is reviewed on an ongoing basis.

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BARCLAYS MUNICIPAL CUSTOM HIGH YIELD COMPOSITE INDEX

The High Yield Index is a market size weighted index composed of publicly traded municipal bonds that cover the U.S. dollar denominated high yield long-term tax-exempt bond market. The majority of the High Yield Index’s constituents are from the revenue sector, with some constituents being from the general obligation sector. The revenue sector is divided into industry sectors that consist of but may not be limited to electric, health care, transportation, education, water & sewer, resource recovery, leasing and special tax. As of June 30, 2015, the High Yield Index consisted of 4,645 bonds.

The High Yield Index is calculated using a market value weighting methodology, provided the allocation to issuers from the territories of the United States, including: Puerto Rico, Guam, the U.S. Virgin Islands, American Samoa and the Northern Mariana Islands, each individually does not exceed 8%. The market value of each bond over the limit is adjusted on a pro-rata basis. The High Yield Index tracks the high yield municipal bond market with a 75% weight in non-investment grade municipal bonds and a targeted 25% weight in Baa/BBB-rated investment grade municipal bonds. It is comprised of three total return, market size weighted benchmark indexes with weights as follows:

•

50% weight in Muni High Yield/$100 Million Deal Size Index. To be included in the Muni High Yield/$100 Million Deal Size Index, bonds must be unrated or rated Ba1/BB+ or lower by at least two of the following rating agencies if all three rate the bond: Moody’s, S&P and Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be Ba1/BB+ or lower. Bonds in the Muni High Yield/$100 Million Deal Size Index must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $100 million.

•

25% weight in Muni High Yield/Under $100 Million Deal Size Index. To be included in the Muni High Yield/Under $100 Million Deal Size Index, bonds must be unrated or rated Ba1/BB+ or lower by at least two of the following rating agencies if all three rate the bond: Moody’s, S&P and Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be Ba1/BB+ or lower. Bonds in the Muni High Yield/Under $100 Million Deal Size Index must have an outstanding par value of at least $3 million and be issued as part of a transaction of under $100 million but over $20 million.

•

25% weight in Muni Baa-Rated/$100 Million Deal Size Index. To be included in the Muni Baa-Rated/$100 Million Deal Size Index, bonds must have a Barclays credit quality classification between Baa1/BBB+ and Baa3/BBB-. The Barclays credit quality classification is based on the three rating agencies, Moody’s, S&P and Fitch. If two of the three agencies rate the bond equivalently, then that rating is used. If all three rate the bond differently, the middle rating is used. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be Baa1/BBB+, Baa2/BBB, or Baa3/BBB-. The bonds must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $100 million. Remarketed issues are not allowed in the benchmark.

All bonds must have a fixed rate, a dated-date (i.e., the date when interest begins to accrue) after December 31, 1990 and a nominal maturity of 1 to 30 years. Taxable municipal bonds, bonds with floating rates and derivatives are excluded from the High Yield Index.

The composition of the High Yield Index is rebalanced monthly. Interest and principal payments earned by the component securities are held in the High Yield Index without a reinvestment return until month end when they are removed from the High Yield Index. Qualifying securities issued, but not necessarily settled, on or before the month end rebalancing date qualify for inclusion in the High Yield Index in the following month.

Total returns are calculated based on the sum of price changes, gain/loss on repayments of principal, and coupons received or accrued, expressed as a percentage of beginning market value. The High Yield Index is calculated and is available once a day.

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BARCLAYS AMT-FREE INTERMEDIATE CONTINUOUS MUNICIPAL INDEX

The Intermediate Index is a market size weighted index comprised of publicly traded municipal bonds that cover the U.S. dollar denominated intermediate term tax-exempt bond market. It is a total return benchmark designed for high quality and tax efficient investments. The Intermediate Index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds. The sectors of general obligation, insured and pre-refunded are further divided into sub-sectors based on the range of maturity. The revenue sector is divided into industry sectors that consist of electric, industrial development/pollution control revenue (“IDR/PCR”), transportation, education, water & sewer, resource recovery, leasing and special tax. As of June 30, 2015, the Intermediate Index consisted of 14,061 bonds.

To be included in the Intermediate Index, a bond must be rated Baa3/BBB- or higher by at least two of the following ratings agencies if all three agencies rate the security: Moody’s, S&P and Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be at least Baa3/BBB-. Potential Intermediate Index constituents must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated date within the last five years and have an effective maturity of 6 to 17 years.

The following types of bonds are excluded from the Intermediate Index: bonds subject to the alternative minimum tax, remarketed issues, taxable municipal bonds, floating rate bonds and derivatives. The Intermediate Index is calculated using a market value weighting methodology.

The composition of the Intermediate Index is rebalanced monthly. Interest and principal payments earned by the component securities are held in the Intermediate Index without a reinvestment return until month end when they are removed from the Intermediate Index. Qualifying securities issued, but not necessarily settled, on or before the month end rebalancing date qualify for inclusion in the Intermediate Index in the following month.

Total returns are calculated based on the sum of price changes, gain/loss on repayments of principal, and coupons received or accrued, expressed as a percentage of beginning market value. The Intermediate Index is calculated once a day by Barclays.

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BARCLAYS AMT-FREE LONG CONTINUOUS MUNICIPAL INDEX

The Long Index is a market size weighted index comprised of publicly traded municipal bonds that cover the U.S. dollar denominated long-term tax-exempt bond market. It is a total return benchmark designed for high quality and tax efficient investments. The Long Index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds. The sectors of general obligation, insured and pre-refunded are further divided into sub-sectors based on the range of maturity. The revenue sector is divided into industry sectors that consist of electric, IDR/PCR, transportation, education, water & sewer, resource recovery, leasing and special tax. As of June 30, 2015, the Long Index consisted of 6,016 bonds.

To be included in the Long Index, bonds must be rated Baa3/BBB- or higher by at least two of the following ratings agencies if all three agencies rate the security: Moody’s, S&P and Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be at least Baa3/BBB-. Potential Long Index constituents must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated date within the last five years and have an effective maturity of 17 or more years. The following types of bonds are excluded from the Long Index: bonds subject to the alternative minimum tax, remarketed issues, taxable municipal bonds, floating rate bonds and derivatives. The Long Index is calculated using a market value weighting methodology.

The composition of the Long Index is rebalanced monthly. Interest and principal payments earned by the component securities are held in the Long Index without a reinvestment return until month end when they are removed from the Long Index. Qualifying securities issued, but not necessarily settled, on or before the month end rebalancing date qualify for inclusion in the Long Index in the following month.

Total returns are calculated based on the sum of price changes, gain/loss on repayments of principal, and coupons received or accrued, expressed as a percentage of beginning market value. The Long Index is calculated once a day by Barclays.

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BARCLAYS MUNICIPAL PRE-REFUNDED—TREASURY-ESCROWED INDEX

The Pre-Refunded Index is a market size weighted index comprised of publicly traded municipal bonds that cover the U.S. dollar denominated tax-exempt bond market. It is a total return benchmark designed for high quality and tax efficient investments. The Pre-Refunded Index is comprised of pre-refunded and/or escrowed-to-maturity municipal bonds, provided that the collateral in the escrow account is comprised strictly of obligations of, and carry the full faith and credit of, the U.S. Treasury. To be included in the Pre-Refunded Index, bonds must have an explicit or implicit credit rating of AAA. As of June 30, 2015, the Pre-Refunded Index consisted of 3,187 bonds.

The Pre-Refunded Index is calculated using a market value weighting methodology. Potential Pre-Refunded Index constituents must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million in market value. Each potential Pre-Refunded Index component must be pre-refunded or escrowed-to-maturity, provided that the underlying collateral in the escrow account is comprised strictly of marketable U.S. Treasury securities and/or U.S. Treasury-issued State and Local Government Series (SLGS) securities. In addition, each potential Pre-Refunded Index component must have a fixed rated coupon and be denominated in U.S. dollars. The following types of bonds are excluded from the Pre-Refunded Index: taxable municipal bonds, floating rate bonds, derivatives and remarketed issues.

The composition of the Pre-Refunded Index is rebalanced monthly. Interest and principal payments earned by the component securities are held in the Pre-Refunded Index without a reinvestment return until month end when they are removed from the Pre-Refunded Index. Qualifying securities issued, but not necessarily settled, on or before the month end rebalancing date qualify for inclusion in the Pre-Refunded Index in the following month.

Total returns are calculated based on the sum of price changes, gain/loss on repayments of principal, and coupons received or accrued, expressed as a percentage of beginning market value. The Pre-Refunded Index is calculated once a day by Barclays.

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BARCLAYS MUNICIPAL HIGH-YIELD SHORT DURATION INDEX

The Short High-Yield Index is a market size weighted index composed of publicly traded municipal bonds that cover the U.S. dollar denominated high yield short-term tax-exempt bond market. The majority of the Short High-Yield Index’s constituents are from the revenue sector, with some constituents being from the general obligation sector. The revenue sector is divided into industry sectors that consist of but may not be limited to electric, health care, transportation, education, water & sewer, resource recovery, leasing and special tax. As of June 30, 2015, the Short High-Yield Index consisted of approximately 1,552 bonds and 509 issuers. The Short High-Yield Index is calculated using a market value weighting methodology, provided the allocation to issuers from the territories of the United States including: Puerto Rico, Guam, the U.S. Virgin Islands, American Samoa and the Northern Mariana Islands, each individually does not exceed 8%. The market value of each bond over the limit is adjusted on a pro-rata basis. The Short High-Yield Index tracks the high yield municipal bond market with a targeted 75% weight in non-investment grade municipal bonds and a targeted 25% weight in Baa/BBB-rated investment grade municipal bonds. It is comprised of three total return, market size weighted benchmark indexes with target weights as follows:

•

50% weight in Muni High Yield/$100 Million Deal Size Index. To be included in the Muni High Yield/$100 Million Deal Size Index, bonds must be unrated or rated Ba1/BB+ or lower by at least two of the following rating agencies if all three rate the bond: Moody’s, S&P and Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be Ba1/BB+ or lower. Bonds in the Muni High Yield/$100 Million Deal Size Index must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $100 million.

•

25% weight in Muni High Yield/Under $100 Million Deal Size Index. To be included in the Muni High Yield/Under $100 Million Deal Size Index, bonds must be unrated or rated Ba1/BB+ or lower by at least two of the following rating agencies if all three rate the bond: Moody’s, S&P and Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be Ba1/BB+ or lower. Bonds in the Muni High Yield/Under $100 Million Deal Size Index must have an outstanding par value of at least $3 million and be issued as part of a transaction of under $100 million but over $20 million.

•

25% weight in Muni Baa-Rated/$100 Million Deal Size Index. To be included in the Muni Baa-Rated/$100 Million Deal Size Index, bonds must have a Barclays credit quality classification between Baa1/BBB+ and Baa3/BBB-. Barclays credit quality classification is based on the three rating agencies, Moody’s, S&P and Fitch. If two of the three agencies rate the bond equivalently, then that rating is used. If all three rate the bond differently, the middle rating is used. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be Baa1/BBB+, Baa2/BBB, or Baa3/ BBB-. The bonds must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $100 million. Remarketed issues are not allowed in the benchmark.

All bonds must have a fixed rate, a dated-date (i.e., the date when interest begins to accrue) after December 31, 1990 and a nominal maturity of 1 to 10 years. Taxable municipal bonds, bonds with floating rates and derivatives are excluded from the Short High-Yield Index.

The composition of the Short High-Yield Index is rebalanced monthly. Interest and principal payments earned by the component securities are held in the Short High-Yield Index without a reinvestment return until month end when they are removed from the Short High-Yield Index. Qualifying securities issued, but not necessarily settled, on or before the month end rebalancing date qualify for inclusion in the Short High-Yield Index in the following month.

Total returns are calculated based on the sum of price changes, gain/loss on repayments of principal, and coupons received or accrued, expressed as a percentage of beginning market value. The Short High-Yield Index is calculated and is available once a day.

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BARCLAYS AMT-FREE SHORT CONTINUOUS MUNICIPAL INDEX

The Short Index is a market size weighted index comprised of publicly traded municipal bonds that cover the U.S. dollar denominated short-term tax-exempt bond market. It is a total return benchmark designed for high quality and tax efficient investments. The Short Index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds. The sectors of general obligation, insured and pre-refunded are further divided into sub-sectors based on the range of maturity. The revenue sector is divided into industry sectors that consist of electric, IDR/PCR, transportation, education, water & sewer, resource recovery, leasing and special tax. As of June 30, 2015, the Short Index consisted of 6,374 bonds.

To be included in the Short Index, bonds must be rated Baa3/BBB- or higher by at least two of the following ratings agencies if all three agencies rate the security: Moody’s, S&P and Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be at least Baa3/BBB-. Potential Short Index constituents must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated date within the last five years and have an effective maturity of 1 to 6 years. The following types of bonds are excluded from the Short Index: bonds subject to the alternative minimum tax, remarketed issues, taxable municipal bonds, floating rate bonds and derivatives. The Short Index is calculated using a market value weighting methodology.

The composition of the Short Index is rebalanced monthly. Interest and principal payments earned by the component securities are held in the Short Index without a reinvestment return until month end when they are removed from the Short Index. Qualifying securities issued, but not necessarily settled, on or before the month end rebalancing date qualify for inclusion in the Short Index in the following month.

Total returns are calculated based on the sum of price changes, gain/loss on repayments of principal, and coupons received or accrued, expressed as a percentage of beginning market value. The Short Index is calculated once a day by Barclays.

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LICENSE AGREEMENTS AND DISCLAIMERS

The Adviser has entered into a licensing agreement with each Index Provider to use each Fund’s respective Index. Each Fund is entitled to use its respective Index pursuant to a sublicensing arrangement with the Adviser.

Market Vectors CEF Municipal Income ETF is not sponsored, endorsed, sold or promoted by S-Network. S-Network makes no representation or warranty, express or implied, to the owners of Market Vectors CEF Municipal Income ETF, or any member of the public regarding the advisability of investing in securities generally or in Market Vectors CEF Municipal Income ETF particularly or the ability of the CEFMX Index to track the performance of the federally tax-exempt annual yield sector of the closed-end fund market. S-Network’s only relationship to the Adviser is the licensing of certain service marks and trade names of S-Network and of the CEFMX Index that is determined, composed and calculated by the S-Network without regard to the Adviser or Market Vectors CEF Municipal Income ETF. S-Network has no obligation to take the needs of the Adviser or the owners of Market Vectors CEF Municipal Income ETF, into consideration in determining, composing or calculating the CEFMX Index. S-Network is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of Market Vectors CEF Municipal Income ETF to be issued or in the determination or calculation of the equation by which Market Vectors CEF Municipal Income ETF is to be converted into cash. S-Network has no obligation or liability in connection with the administration, marketing or trading of Market Vectors CEF Municipal Income ETF.

S-NETWORK DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE CEFMX INDEX OR ANY DATA INCLUDED THEREIN AND THE INDEX PROVIDER SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S-NETWORK MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF MARKET VECTORS CEF MUNICIPAL INCOME ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE CEFMX INDEX OR ANY DATA INCLUDED THEREIN. S-NETWORK MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE CEFMX INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CEFMX INDEX PROVIDER HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Barclays Inc. are trademarks of Barclays and have been licensed for use in connection with the listing and trading of the Market Vectors High-Yield Municipal Index ETF, Market Vectors Intermediate Municipal Index ETF, Market Vectors Long Municipal Index ETF, Market Vectors Pre-Refunded Municipal Index ETF, Market Vectors Short High-Yield Municipal Index ETF and Market Vectors Short Municipal Index ETF on NYSE Arca. The Market Vectors High-Yield Municipal Index ETF, Market Vectors Intermediate Municipal Index ETF, Market Vectors Long Municipal Index ETF, Market Vectors Pre-Refunded Municipal Index ETF, Market Vectors Short High-Yield Municipal Index ETF and Market Vectors Short Municipal Index ETF are not sponsored by, endorsed, sold or promoted by Barclays and Barclays makes no representation regarding the advisability of investing in them. The Adviser acknowledges and expressly agrees that the Market Vectors High-Yield Municipal Index ETF, Market Vectors Intermediate Municipal Index ETF, Market Vectors Long Municipal Index ETF, Market Vectors Pre-Refunded Municipal Index ETF, Market Vectors Short High-Yield Municipal Index ETF and Market Vectors Short Municipal Index ETF are not sponsored, endorsed, sold or promoted by Barclays, and that Barclays makes no warranty, express or implied, as to the results to be obtained by any person or entity from the use of any of the High Yield Index, Intermediate Index, Long Index, Pre-Refunded Index, Short High-Yield Index or Short Index, any opening, intra day or closing value therefor, or any data included therein or relating thereto, in connection with the trading of any exchange traded fund or option contract on exchange traded funds based thereon or for any other purpose. Barclays’ only relationship to the Adviser with respect to the Market Vectors High-Yield Municipal Index ETF, Market Vectors Intermediate Municipal Index ETF, Market Vectors Long Municipal Index ETF, Market Vectors Pre-Refunded Municipal Index ETF, Market Vectors Short High-Yield Municipal Index ETF and Market Vectors Short Municipal Index ETF is the licensing of certain trademarks and trade names of Barclays and the High Yield Index, Intermediate Index, Long Index, Pre-Refunded Index, Short High-Yield Index and Short Index that are determined, composed and calculated by Barclays without regard to the Adviser or the Market Vectors High-Yield Municipal Index ETF, Market Vectors Intermediate Municipal Index ETF, Market Vectors Long Municipal Index ETF, Market Vectors Pre-Refunded Municipal Index ETF, Market Vectors Short High-Yield Municipal Index ETF and Market Vectors Short Municipal Index ETF. Barclays has no obligation to take the needs of the Adviser or the owners of the Market Vectors High-Yield Municipal Index ETF, Market Vectors Intermediate Municipal Index ETF, Market Vectors Long Municipal Index ETF, Market Vectors Pre-Refunded Municipal Index ETF, Market Vectors Short High-Yield Municipal Index ETF and Market Vectors Short Municipal Index ETF into consideration in determining, composing or calculating the High Yield Index, Intermediate Index, Long Index, Pre-Refunded Index, Short High-Yield Index and Short Index. Barclays is not responsible for and has not participated in any determination or calculation made with respect to issuance of the Market Vectors High-Yield Municipal Index ETF, Market Vectors Intermediate Municipal Index ETF, Market Vectors Long Municipal Index ETF, Market Vectors Pre-Refunded Municipal Index ETF, Market Vectors Short High-Yield Municipal Index ETF and Market Vectors Short Municipal Index ETF. Barclays has no obligation or liability in connection with the listing, trading, marketing or administration of the Market Vectors High-Yield

58

Municipal Index ETF, Market Vectors Intermediate Municipal Index ETF, Market Vectors Long Municipal Index ETF, Market Vectors Pre-Refunded Municipal Index ETF, Market Vectors Short High-Yield Municipal Index ETF and Market Vectors Short Municipal Index ETF.

BARCLAYS DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE HIGH YIELD INDEX, INTERMEDIATE INDEX, LONG INDEX, PRE-REFUNDED INDEX, SHORT HIGH-YIELD INDEX AND SHORT INDEX, OR ANY OPENING, INTRA DAY OR CLOSING VALUE THEREFOR, OR ANY DATA INCLUDED THEREIN OR RELATED THERETO. BARCLAYS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF THE MARKET VECTORS HIGH-YIELD MUNICIPAL INDEX ETF, MARKET VECTORS INTERMEDIATE MUNICIPAL INDEX ETF, MARKET VECTORS LONG MUNICIPAL INDEX ETF, MARKET VECTORS PRE- REFUNDED MUNICIPAL INDEX ETF, MARKET VECTORS SHORT HIGH-YIELD MUNICIPAL INDEX ETF AND MARKET VECTORS SHORT MUNICIPAL INDEX ETF OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE HIGH YIELD INDEX, INTERMEDIATE INDEX, LONG INDEX, PRE-REFUNDED INDEX, SHORT HIGH-YIELD INDEX AND SHORT INDEX, ANY OPENING, INTRA DAY OR CLOSING VALUE THEREFOR, ANY DATA INCLUDED THEREIN OR RELATING THERETO, OR ANY EXCHANGE TRADED FUND OR OPTION CONTRACT ON EXCHANGE TRADED FUNDS BASED THEREON, IN CONNECTION WITH THE RIGHTS LICENSED OR FOR ANY OTHER USE. BARCLAYS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE HIGH YIELD INDEX, INTERMEDIATE INDEX, LONG INDEX, PRE-REFUNDED INDEX, SHORT HIGH-YIELD INDEX AND SHORT INDEX, ANY OPENING, INTRA-DAY OR CLOSING VALUE THEREFOR, ANY DATA INCLUDED THEREIN OR RELATING THERETO, OR ANY EXCHANGE TRADED FUND OR OPTION CONTRACT ON EXCHANGE TRADED FUNDS BASED THEREON. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BARCLAYS HAVE ANY LIABILITY FOR ANY DAMAGES, CLAIMS, LOSSES (INCLUDING ANY INDIRECT OR CONSEQUENTIAL LOSSES), EXPENSES OR DELAYS, WHETHER DIRECT OR INDIRECT, FORESEEN OR UNFORESEEN, SUFFERED BY ANY PERSON ARISING OUT OF ANY CIRCUMSTANCE OR OCCURRENCE RELATING TO THE PERSON’S USE OF ANY OF THE HIGH YIELD INDEX, INTERMEDIATE INDEX, LONG INDEX, PRE-REFUNDED INDEX, SHORT HIGH-YIELD INDEX OR SHORT INDEX, ANY OPENING, INTRA DAY OR CLOSING VALUE THEREFOR, ANY DATA INCLUDED THEREIN OR RELATING THERETO, OR ANY EXCHANGE TRADED FUND OR OPTION CONTRACT ON EXCHANGE TRADED FUNDS BASED THEREON, OR ARISING OUT OF ANY ERRORS OR DELAYS IN CALCULATING OR DISSEMINATING SUCH INDEX.

59

FINANCIAL HIGHLIGHTS

The financial highlights tables which follow are intended to help you understand the Funds’ financial performance for the past five years or as indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the Trust’s independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the Funds’ Annual Report, which is available upon request.

60

For a share outstanding throughout each period:

	CEF Municipal Income ETF
	For the Year Ended April 30,			For the Period July 12, 2011 (a) through April 30, 2012
	2015	2014	2013
Net asset value, beginning of period	$25.55	$28.29	$27.76	$25.00

Income from investment operations:
Net investment income	1.41	1.46	1.49	1.24
Net realized and unrealized gain (loss) on investments	1.08	(2.73)	0.53	2.66

Total from investment operations	2.49	(1.27)	2.02	3.90

Less:
Dividends from net investment income	(1.42)	(1.47)	(1.48)	(1.12)
Distributions from net realized capital gains	—	—	(0.01)	(0.02)

Total dividends and distributions	(1.42)	(1.47)	(1.49)	(1.14)

Net asset value, end of period	$26.62	$25.55	$28.29	$27.76

Total return (b)	10.02%	(4.08)%	7.28%	15.84	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$47,921	$31,942	$25,463	$8,329
Ratio of gross expenses to average net assets	0.57%	0.79%	1.03%	2.36	%(d)
Ratio of net expenses to average net assets	0.40%	0.40%	0.40%	0.40	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.40%	0.40%	0.40%	0.40	%(d)
Ratio of net investment income to average net assets	5.52%	6.07%	5.33%	6.04	%(d)
Portfolio turnover rate	6%	9%	3%	3	%(c)

	High-Yield Municipal Index ETF
	For the Year Ended April 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$29.90	$33.25	$31.62	$28.39	$30.62

Income from investment operations:
Net investment income	1.54	1.68	1.61	1.60	1.75
Net realized and unrealized gain (loss) on investments	1.12	(3.23)	1.66	3.32	(1.97)

Total from investment operations	2.66	(1.55)	3.27	4.92	(0.22)

Less:
Dividends from net investment income	(1.50)	(1.70)	(1.64)	(1.69)	(1.79)
Distributions from net realized capital gains	—	(0.10)	—	—	(0.22)

Total dividends and distributions	(1.50)	(1.80)	(1.64)	(1.69)	(2.01)

Net asset value, end of year	$31.06	$29.90	$33.25	$31.62	$28.39

Total return (b)	9.08%	(4.48)%	10.55%	17.90%	(0.81)%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$1,605,601	$977,813	$1,130,541	$566,009	$210,051
Ratio of gross expenses to average net assets	0.35%	0.35%	0.35%	0.35%	0.44%
Ratio of net expenses to average net assets	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of net expenses, excluding interest expense, to average net assets	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of net investment income to average net assets	5.19%	5.57%	5.22%	6.04%	6.27%
Portfolio turnover rate	9%	21%	12%	18%	42%

(a)	Commencement of operations
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(c)	Not Annualized
(d)	Annualized

61

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period:

	Intermediate Municipal Index ETF
	For the Year Ended April 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$23.07	$23.78	$23.22	$21.40	$21.51

Income from investment operations:
Net investment income	0.56	0.58	0.59	0.71	0.74
Net realized and unrealized gain (loss) on investments	0.43	(0.71)	0.57	1.82	(0.08)

Total from investment operations	0.99	(0.13)	1.16	2.53	0.66

Less:
Dividends from net investment income	(0.57)	(0.58)	(0.60)	(0.71)	(0.74)
Distributions from net realized capital gains	—	—	— (b)	—	(0.03)

Total dividends and distributions	(0.57)	(0.58)	(0.60)	(0.71)	(0.77)

Net asset value, end of year	$23.49	$23.07	$23.78	$23.22	$21.40

Total return (a)	4.32%	(0.45)%	5.05%	12.02%	3.11%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$1,042,806	$625,118	$746,575	$459,751	$220,371
Ratio of gross expenses to average net assets	0.24%	0.24%	0.24%	0.24%	0.29%
Ratio of net expenses to average net assets	0.24%	0.24%	0.24%	0.24%	0.24%
Ratio of net expenses, excluding interest expense, to average net assets	0.24%	0.24%	0.24%	0.24%	0.24%
Ratio of net investment income to average net assets	2.45%	2.55%	2.54%	3.19%	3.50%
Portfolio turnover rate	3%	1%	1%	7%	19%

	Long Municipal Index ETF
	For the Year Ended April 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$18.96	$20.32	$19.65	$17.46	$18.49

Income from investment operations:
Net investment income	0.71	0.79	0.77	0.83	0.83
Net realized and unrealized gain (loss) on investments	0.65	(1.36)	0.67	2.19	(1.03)

Total from investment operations	1.36	(0.57)	1.44	3.02	(0.20)

Less:
Dividends from net investment income	(0.72)	(0.79)	(0.77)	(0.83)	(0.83)

Net asset value, end of year	$19.60	$18.96	$20.32	$19.65	$17.46

Total return (a)	7.25%	(2.62)%	7.44%	17.67%	(1.10)%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$108,772	$76,797	$120,905	$81,539	$55,009
Ratio of gross expenses to average net assets	0.24%	0.24%	0.24%	0.24%	0.38%
Ratio of net expenses to average net assets	0.24%	0.24%	0.24%	0.24%	0.24%
Ratio of net expenses, excluding interest expense, to average net assets	0.24%	0.24%	0.24%	0.24%	0.24%
Ratio of net investment income to average net assets	3.68%	4.17%	3.86%	4.46%	4.60%
Portfolio turnover rate	4%	5%	3%	22%	27%

(a)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	Amount represents less than $0.005 per share.

62

For a share outstanding throughout each period:

	Pre-Refunded Municipal Index ETF
	For the Year Ended April 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$24.70	$25.40	$25.35	$25.01	$24.98

Income from investment operations:
Net investment income	0.19	0.25	0.38	0.34	0.34
Net realized and unrealized gain (loss) on investments	(0.08)	(0.67)	0.05	0.34	0.10

Total from investment operations	0.11	(0.42)	0.43	0.68	0.44

Less:
Dividends from net investment income	(0.19)	(0.28)	(0.38)	(0.34)	(0.35)
Distributions from net realized capital gains	—	—	—	—	(0.06)

Total dividends and distributions	(0.19)	(0.28)	(0.38)	(0.34)	(0.41)

Net asset value, end of year	$24.62	$24.70	$25.40	$25.35	$25.01

Total return (b)	0.43%	(1.64)%	1.71%	2.74%	1.74%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$22,160	$34,579	$33,020	$32,957	$35,019
Ratio of gross expenses to average net assets	0.24%	0.24%	0.24%	0.24%	0.38%
Ratio of net expenses to average net assets	0.24%	0.24%	0.24%	0.24%	0.24%
Ratio of net expenses, excluding interest expense, to average net assets	0.24%	0.24%	0.24%	0.24%	0.24%
Ratio of net investment income to average net assets	0.82%	1.02%	1.50%	1.36%	1.36%
Portfolio turnover rate	51%	61%	19%	40%	28%

	Short High-Yield Municipal Index ETF
	For the Year Ended April 30, 2015	For the Period January 13, 2014 (a) through April 30, 2014
Net asset value, beginning of period	$25.24	$24.94

Income from investment operations:
Net investment income	0.82	0.24
Net realized and unrealized gain on investments	0.15	0.22

Total from investment operations	0.97	0.46

Less:
Dividends from net investment income	(0.78)	(0.16)

Net asset value, end of period	$25.43	$25.24

Total return (b)	3.91%	1.82	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$99,171	$27,768
Ratio of gross expenses to average net assets	0.35%	0.35	%(d)
Ratio of net expenses to average net assets	0.35%	0.35	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.35%	0.35	%(d)
Ratio of net investment income to average net assets	3.48%	4.10	%(d)
Portfolio turnover rate	26%	6	%(c)

(a)	Commencement of operations
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(c)	Not Annualized
(d)	Annualized

63

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period:

	Short Municipal Index ETF
	For the Year Ended April 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$17.61	$17.79	$17.74	$17.35	$17.32

Income from investment operations:
Net investment income	0.20	0.24	0.26	0.32	0.36
Net realized and unrealized gain (loss) on investments	(0.07)	(0.18)	0.06	0.40	0.09

Total from investment operations	0.13	0.06	0.32	0.72	0.45

Less:
Dividends from net investment income	(0.20)	(0.24)	(0.26)	(0.33)	(0.36)
Distributions from net realized capital gains	—	—	(0.01)	— (b)	(0.06)

Total dividends and distributions	(0.20)	(0.24)	(0.27)	(0.33)	(0.42)

Net asset value, end of year	$17.54	$17.61	$17.79	$17.74	$17.35

Total return (a)	0.75%	0.36%	1.83%	4.16%	2.59%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$274,541	$242,131	$205,506	$135,742	$94,568
Ratio of gross expenses to average net assets	0.20%	0.20%	0.20%	0.20%	0.29%
Ratio of net expenses to average net assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of net expenses, excluding interest expense, to average net assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of net investment income to average net assets	1.14%	1.37%	1.46%	1.85%	2.04%
Portfolio turnover rate	2%	3%	10%	23%	35%

(a)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	Amount represents less than $0.005 per share.

64

PREMIUM/DISCOUNT INFORMATION

Information regarding how often the Shares of a Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters, as applicable, can be found at www.marketvectorsetfs.com.

GENERAL INFORMATION

CONTINUOUS OFFERING

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on NYSE Arca is satisfied by the fact that the prospectus is available at NYSE Arca upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

In addition, certain affiliates of the Funds and the Adviser may purchase and resell Fund shares pursuant to this Prospectus.

OTHER INFORMATION

The Trust was organized as a Delaware statutory trust on March 15, 2001. Its Declaration of Trust currently permits the Trust to issue an unlimited number of Shares of beneficial interest. If shareholders are required to vote on any matters, each Share outstanding would be entitled to one vote. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the Funds’ SAI for more information concerning the Trust’s form of organization. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of a Fund. Registered investment companies are permitted to invest in the Funds (except Market Vectors CEF Municipal Income ETF) beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with such Funds.

Dechert LLP serves as counsel to the Trust, including the Funds. Ernst & Young LLP serves as the Trust’s independent registered public accounting firm and will audit the Fund’s financial statements annually.

ADDITIONAL INFORMATION

This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to the Funds’ Shares. Information about the Funds can be reviewed and copied at the SEC’s Public Reference Room and

65

GENERAL INFORMATION (continued)

information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. The Funds’ Registration Statement, including this Prospectus, the Funds’ SAI and the exhibits may be examined at the offices of the SEC (100 F Street, NE, Washington, DC 20549) or on the EDGAR database at the SEC’s website (http://www.sec.gov), and copies may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-1520. These documents and other information concerning the Trust also may be inspected at the offices of NYSE Arca (20 Broad Street, New York, New York 10005).

The SAI for the Funds, which has been filed with the SEC, provides more information about the Funds. The SAI for the Funds is incorporated herein by reference and is legally part of this Prospectus. Additional information about the Funds’ investments is available in each Fund’s annual and semi-annual reports to shareholders. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI and the Funds’ annual and semi-annual reports may be obtained without charge by writing to the Funds at Van Eck Securities Corporation, the Funds’ distributor, at 666 Third Avenue, 9th Floor, New York, New York 10017 or by calling the distributor at the following number: Investor Information: 1.888.MKT.VCTR (658-8287).

Shareholder inquiries may be directed to the Funds in writing to 666 Third Avenue, 9th Floor, New York, New York 10017 or by calling 1.888.MKT.VCTR (658-8287).

The Funds’ SAI is available at www.marketvectorsetfs.com.

(Investment Company Act file no. 811-10325)

66

For more detailed information about the Funds, see the SAI dated September 1, 2015, which is incorporated by reference into this Prospectus. Additional information about the Funds’ investments will be available in each Fund’s annual and semi-annual reports to shareholders. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Call Van Eck at 888.MKT.VCTR to request, free of charge, the annual or semi-annual reports, the SAI, or other information about the Funds or to make shareholder inquiries. You may also obtain the SAI or a Fund’s annual or semi-annual reports, when available, by visiting the Van Eck website at www.marketvectorsetfs.com.

Information about the Funds (including the SAI) can also be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 202.551.8090.

Reports and other information about the Funds are available on the EDGAR Database on the SEC’s internet site at http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Transfer Agent: The Bank of New York Mellon SEC Registration Number: 333-123257 1940 Act Registration Number: 811-10325	888.MKT.VCTR
MUNIPRO	marketvectorsetfs.com

SEPTEMBER  1,  2015

Principal U.S. Listing Exchange: NYSE Arca, Inc.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

MARKET VECTORS CHINAAMC CHINA BOND ETF

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

Market Vectors ChinaAMC China Bond ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the ChinaBond China High Quality Bond Index (the “Index”).

FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.40%
Other Expenses(a)	0.47%

Total Annual Fund Operating Expenses(b)	0.87%
Fee Waivers and Expense Reimbursement(b)	-0.37%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(b)	0.50%
(a)	“Other Expenses” are based on estimated amounts for the current fiscal year.
(b)

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.50% of the Fund’s average daily net assets per year until at least September 1, 2016. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 YEAR	3 YEARS

$51	$241

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the period November 10, 2014 (the Fund’s commencement of operations) through April 30, 2015, the Fund’s portfolio turnover rate was 58% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Index is comprised of fixed-rate, Renminbi (“RMB”)-denominated bonds issued in the People’s Republic of China (“China” or the “PRC”) by Chinese credit, governmental or quasi-governmental (e.g., policy banks) issuers (“RMB Bonds”). Chinese credit issuers are generally considered to be issuers of central enterprise bonds, local enterprise bonds, medium-term notes, corporate bonds and railway debt. Credit RMB Bonds must have at least one AAA rating by one of the Chinese local rating agencies recognized by the relevant authorities in the PRC to be included in the Index. China currently has three policy banks, which are state-owned banks responsible for financing economic and trade development and state-invested projects.

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MARKET VECTORS CHINAAMC CHINA BOND ETF (continued)

As of June 30, 2015, the Index was comprised of 1,580 bonds of 281 issuers. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Index. Because of the practical difficulties and expense of purchasing all of the securities in the Index, the Fund does not purchase all of the securities in the Index. Instead, the Adviser and/or Sub-Adviser (defined below) utilize a “sampling” methodology in seeking to achieve the Fund’s objective. As such, the Fund may purchase a subset of the bonds in the Index in an effort to hold a portfolio of bonds with generally the same risk and return characteristics of the Index.

RMB Bonds are traded on the inter-bank bond market or the exchange-traded bond market in the PRC. Currently, the inter-bank bond market is much larger with respect to trading volume and is generally considered more liquid than the exchange-traded bond market. The inter-bank bond market is a quote-driven over-the-counter (“OTC”) market for institutional investors, while the exchange-traded bond market is an electronic automatic matching system where securities are traded on the Shanghai Stock Exchange or the Shenzhen Stock Exchange. These RMB Bonds are made available to domestic PRC investors and certain foreign investors, including principally those that have been approved as a Renminbi Qualified Foreign Institutional Investor (“RQFII”) or a Qualified Foreign Institutional Investor (“QFII”). An RQFII or QFII license may be obtained by application to the China Securities Regulatory Commission (“CSRC”). After obtaining a RQFII or QFII license, the RQFII or QFII would also apply to China’s State Administration of Foreign Exchange (“SAFE”) for a specific aggregate dollar amount investment quota in which the RQFII or QFII can invest in RMB Bonds. Investment companies are not currently within the types of entities that are eligible for a RQFII or QFII license.

The Fund will seek to achieve its investment objective by primarily investing in RMB Bonds. Because the Fund does not satisfy the criteria to qualify as a RQFII or QFII itself, the Fund intends to invest directly in RMB Bonds via the RQFII quota of China Asset Management (Hong Kong) Limited (the “Sub-Adviser”), the Fund’s Sub-Adviser. The Sub-Adviser has obtained RQFII status and has been granted an RQFII quota, which the Sub-Adviser will use to invest the Fund’s assets in RMB Bonds. At such time that the Sub-Adviser has utilized its entire RQFII quota, the Sub-Adviser may, subject to applicable regulations, apply for an increase of the RQFII quota. The size of the Fund’s direct investment in RMB Bonds will be limited by the size of the RQFII quota of the Sub-Adviser unless the Fund is able to enter into another sub-advisory agreement with another sub-adviser who has an RQFII quota.

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Index concentrates in an industry or group of industries. As of April 30, 2015, the Fund was concentrated in the financial services sector, and each of the industrials and energy sectors represented a significant portion of the Fund.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.

Risk of Investing in RMB Bonds. Investing in RMB Bonds involves additional risks, including, but not limited to, the fact that the economy of China differs, often unfavorably, from the U.S. economy, including, among other things, structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others; the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership; actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China; the risk of nationalization or expropriation of assets; the risk that the Chinese government may decide not to continue to support economic reform programs; and the risk of increased trade tariffs, embargoes and other trade limitations. In addition, previously the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion. It may do so in the future as well, potentially having a significant adverse effect on economic conditions in China, the economic prospects for, and the market prices and liquidity of, RMB Bonds. Investment and trading restrictions may make it difficult for non-Chinese investors to directly access securities by Chinese issuers. These restrictions may impact the availability, liquidity, and pricing of certain RMB-denominated securities, including RMB Bonds. Additionally, the Chinese government maintains strict currency controls and regularly intervenes in the currency market. The Chinese government’s actions may not be transparent or predictable. As a result, the value of the RMB and the value of RMB Bonds may change quickly and arbitrarily.

2

The financial market of the PRC is at an early stage of development, and many of the RMB Bonds in which the Fund may invest are unrated by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Rating Services (“S&P”) and Fitch International Rating Agency (“Fitch”), which may expose the Fund to greater risks because of generally reduced liquidity, greater price volatility and greater credit risk. RMB Bonds are generally rated by local credit rating agencies. The rating industry in the PRC is still in its early development stage. The rating process may lack transparency and the rating standards may be significantly different from and weaker than those adopted by internationally recognized credit rating agencies. The value of such RMB Bonds may be more difficult to ascertain and thus the Fund’s net asset value (“NAV”) may be more volatile. Additionally, the Chinese securities markets are emerging markets characterized by relatively low trading volume, resulting in substantially less liquidity and greater price volatility than developed markets generally. There is also less regulation and governmental monitoring of Chinese securities markets and the activities of investors, brokers and other participants than in developed markets generally. A downturn or halt in trading in any Chinese securities market may adversely affect the value of RMB Bonds. Accounting, auditing and financial reporting standards in China are different from U.S. standards and, therefore, disclosure of certain material information may not be made. In addition, less information may be available to the Fund and other investors than would be the case if the Fund’s investments were restricted to securities of U.S. issuers. There is also generally less governmental regulation of the securities industry in China, and less enforcement of regulatory provisions relating thereto, than in the United States.

The Fund may also encounter difficulties or delays in enforcing its rights against issuers of RMB Bonds that are organized in the PRC and therefore only subject to the laws of the PRC. Mainland China’s legal system is based on statutes enacted by various state bodies dealing with economic matters such as foreign investment, company organization and governance, taxation and trade. These laws are quite recent with published court opinions based on these being limited and non-binding. This makes the interpretation and enforcement of these laws and regulations uncertain. With respect to laws pertaining to bankruptcy proceedings, such laws in mainland China are generally less developed than and different from such laws in the United States. Therefore, bankruptcy proceedings can take more time to resolve than similar proceedings in the United States and results can be unpredictable. These and other factors could have a negative impact on the Fund’s performance and increase the volatility of an investment in the Fund.

Risk of the RQFII Regime and the Fund’s Principal Investment Strategy. The Index is comprised of RMB Bonds. In seeking to track the Index, the Fund intends to primarily invest in RMB Bonds through the Sub-Adviser’s RQFII quota. Because the Fund will not be able to invest in these RMB Bonds in excess of the Sub-Adviser’s RQFII quota, the size of the Fund’s investment in such RMB Bonds may be limited. In addition, the RQFII quota of the Sub-Adviser may be reduced or revoked by the Chinese regulators if, among other things, the Sub-Adviser fails to observe SAFE and other applicable Chinese regulations. There can be no assurance the Fund could retain a replacement sub-adviser with an RQFII quota if that were to become necessary or appropriate for any reason. The Fund cannot predict what would occur if the RQFII quota of the Sub-Adviser or RQFII or QFII quotas generally were reduced or eliminated, although such an occurrence would likely have a material adverse effect on the Fund, including the requirement that the Sub-Adviser on behalf of the Fund dispose of certain or all of its RMB Bonds. Therefore, any such reduction or elimination may have a material adverse effect on the ability of the Fund to achieve its investment objective. If the Fund is unable to obtain sufficient exposure to the performance of the Index due to the limited availability of the Sub-Adviser’s RQFII quota or for other reasons, the Fund, subject to any necessary regulatory relief, could, among other things, as a defensive measure limit or suspend creations until the Adviser and/or the Sub-Adviser determine that the requisite exposure to RMB Bonds is obtainable. If any of the above events were to occur, the Fund could trade at a significant premium or discount to its NAV and could experience substantial redemptions, and the Fund could, among other things, change its investment objective by, for example, seeking to track an alternative index focused on Chinese-related bonds or other appropriate investments, or decide to liquidate.

The regulations which regulate investments by RQFIIs in the PRC and the repatriation of capital from RQFII investments are relatively new. The application and interpretation of such investment regulations are therefore relatively untested and there is no certainty as to how they will be applied. The PRC authorities and regulators have been given wide discretion in applying and interpreting such investment regulations and there is no precedent or certainty as to how such discretion may be exercised now or in the future. The application and interpretation of such investment regulations may adversely affect the Fund.

In addition, there are custody risks associated with investing through a RQFII, where, due to requirements regarding establishing a custody account in the joint names of the Fund and the Sub-Adviser, the Fund’s assets may not be as well protected from the claims of the Sub-Adviser’s creditors than if the Fund had an account in its name only.

There are still some uncertainties in the Chinese tax rules governing taxation of income and gains from investments in the PRC due to the lack of formal guidance from the PRC’s tax authorities that could result in unexpected tax liabilities for the Fund. China generally imposes withholding income tax (“WHT”) at a rate of 10% (which may be reduced by the double taxation

3

MARKET VECTORS CHINAAMC CHINA BOND ETF (continued)

agreement/arrangement) on dividends and interest derived by nonresidents, including QFIIs and RQFIIs, from issuers resident in China. Under the PRC Corporate Income Tax regime, China also imposes WHT at a rate of 10% (subject to treaty relief) on PRC-sourced capital gains derived by nonresident enterprises, provided that the nonresident enterprises (i) do not have places of business, establishments or permanent establishments in the PRC; and (ii) are not PRC tax resident enterprises. The Fund currently considers capital gains derived from RMB Bonds to be non PRC-sourced and not subject to WHT.

PRC rules for taxation of RQFIIs (and QFIIs) are evolving and certain of the tax regulations to be issued by the PRC State Administration of Taxation and/or PRC Ministry of Finance to clarify the subject matter may apply retrospectively, even if such rules are adverse to the Fund and their shareholders.

If the PRC tax authorities were to issue differing formal guidance or tax rules regarding the taxation of capital gains from RMB Bonds to RQFIIs, such as the Sub-Adviser, and/or begin collecting WHT on gains from such investments, the Fund could be subject to WHT liability. The impact of any such tax liability on the Fund’s return could be substantial. The Fund may also be liable to the Sub-Adviser for any tax that is imposed on the Sub-Adviser by the PRC with respect to the Fund’s investments.

The Sub-Adviser, as a licensed RQFII, is currently permitted to repatriate RMB daily and is not subject to RMB repatriation restrictions or prior approval. However, there is no assurance that RQFIIs may not be subject to restrictions or prior approval requirements in the future. Any additional restrictions imposed on the Sub-Adviser or RQFIIs generally may have an adverse effect on the Fund’s ability to invest directly in RMB Bonds and its ability to meet redemption requests. If the Fund’s investments in RMB Bonds through the Sub-Adviser’s RQFII quota become subject to repatriation restrictions, the Fund may be unable to satisfy distribution requirements applicable to regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and be subject to income and excise tax at the Fund level. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions before re-qualifying for taxation as a RIC. See the section of this Prospectus entitled “Shareholder Information—Tax Information—Taxes on Distributions” for more information. The Fund may elect, for U.S. federal income tax purposes, to treat Chinese taxes (including withholding taxes) paid by the Fund as paid by its shareholders. Even if the Fund is qualified to make that election and does so this treatment will not apply with respect to amounts the Fund reserves in anticipation of the imposition of withholding taxes not currently in effect (as discussed above). If these amounts are used to pay any tax liability of the Fund in a later year, they will be treated as paid by the shareholders in such later year, even if they are imposed with respect to income of an earlier year. See the section of this Prospectus entitled “Shareholder Information—Tax Information” for a further description of this risk.

Renminbi Currency Risk. Emerging markets such as China can experience high rates of inflation, deflation and currency devaluation. The value of the RMB may be subject to a high degree of fluctuation due to, among other things, changes in interest rates, the effects of monetary policies issued by the PRC, the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. The Fund invests a significant portion of its assets in investments denominated in RMB and the income received by the Fund will principally be in RMB. The Fund’s exposure to the RMB and changes in value of the RMB versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and RMB. The RMB is currently not a freely convertible currency. The Chinese government places strict regulation on the RMB and sets the value of the RMB to levels dependent on the value of the U.S. dollar, but the Chinese government has been under pressure to manage the currency in a less restrictive fashion so that it is less correlated to the U.S. dollar. The Chinese government’s imposition of restrictions on the repatriation of RMB out of mainland China may limit the depth of the offshore RMB market and reduce the liquidity of the Fund’s investments. There may not be sufficient amounts of RMB for the Fund to be fully invested because the Fund has to convert U.S. dollars received from the purchase of Creation Units (defined herein) into RMB to purchase RMB Bonds. As a result, these restrictions may adversely affect the Fund and its investments and may increase the risk of Index tracking error. The international community has requested that China ease its restrictions on currency exchange, but it is unclear whether the Chinese government will change its policy. These restrictions may adversely affect the Fund and its investments.

Chinese Banking Industry Risk. The Chinese banking industry is a highly regulated industry and is subject to laws and regulations touching all aspects of the banking business. The principal regulators include the China Banking Regulatory Commission (“CBRC”) and the People’s Bank of China (“PBOC”). These regulators are given wide discretion in exercising their authority. The banking regulatory regime in China is currently undergoing significant changes, including changes in laws and regulations, as it moves toward a more transparent regulatory process. Some of these changes may have an adverse impact on the performance of Chinese banks that issued RMB Bonds and thus may adversely affect their capacity to honor their commitments under the RMB Bonds to the holders of such bonds, which may include the Fund.

Risk of Investing in the Financial Services Sector. To the extent that the Fund continues to be concentrated in the financial services sector, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the

4

overall condition of the financial services sector. Companies in the financial services sector may be subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. The profitability of companies in the financial services sector may be adversely affected by increases in interest rates, by loan losses, which usually increase in economic downturns, and by credit rating downgrades. In addition, the financial services sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Furthermore, some companies in the financial services sector perceived as benefitting from government intervention in the past may be subject to future government-imposed restrictions on their businesses or face increased government involvement in their operations. Increased government involvement in the financial services sector, including measures such as taking ownership positions in financial institutions, could result in a dilution of the Fund’s investments in financial institutions. Recent developments in the credit markets may cause companies operating in the financial services sector to incur large losses, experience declines in the value of their assets and even cease operations.

Risk of Investing in the Industrials Sector. To the extent that the industrials sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.

Risk of Investing in the Energy Sector. To the extent that the energy sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the energy sector. Companies operating in the energy sector are subject to risks including, but not limited to, economic growth, worldwide demand, political instability in the regions that the companies operate, government regulation stipulating rates charged by utilities, interest rate sensitivity, oil price volatility, energy conservation, environmental policies, depletion of resources and the cost of providing the specific utility services. Recently, the price of oil has declined significantly and experienced significant volatility, which has adversely impacted companies operating in the energy sector. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters.

Sovereign and Quasi-Sovereign Bond Risk. Investments in sovereign and quasi-sovereign bonds involve special risks not present in corporate bonds. The governmental authority that controls the repayment of the bonds may be unable or unwilling to make interest payments and/or repay the principal on its bonds or to otherwise honor its obligations. If an issuer of sovereign or quasi-sovereign bonds defaults on payments of principal and/or interest, the Fund may have limited recourse against the issuer. During periods of economic uncertainty, the market prices of sovereign and quasi-sovereign bonds, and the Fund’s NAV, may be more volatile than prices of corporate bonds, which may result in losses. In the past, certain governments of emerging market countries have declared themselves unable to meet their financial obligations on a timely basis, which has resulted in losses for holders of such sovereign and quasi-sovereign bonds.

Credit Risk. Bonds are subject to credit risk. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt or to otherwise honor its obligations. Bonds are subject to varying degrees of credit risk which may be reflected in credit ratings. There is a possibility that the credit rating of a bond may be downgraded after purchase or the perception of an issuer’s credit worthiness may decline, which may adversely affect the value of the security.

Interest Rate Risk. Bonds are also subject to interest rate risk. Interest rate risk refers to fluctuations in the value of a bond resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most bonds go down. When the general level of interest rates goes down, the prices of most bonds go up. The historically low interest rate environment increases the risk associated with rising interest rates, including the potential for periods of volatility and increased redemptions. The Fund may face a heightened level of interest rate risk, since the U.S. Federal Reserve Board recently ended its quantitative easing program and may begin to raise rates. In addition, bonds with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than bonds with shorter durations.

Risk of Subordinated Obligations. Payments under some RMB Bonds may be structurally subordinated to all existing and future liabilities and obligations of each of the respective subsidiaries and associated companies of an issuer of a RMB Bond. Claims of creditors of such subsidiaries and associated companies will have priority as to the assets of such subsidiaries and associated companies over the issuer and its creditors, including the Fund, who seek to enforce the terms of the RMB Bond. Certain RMB Bonds do not contain any restrictions on the ability of the subsidiaries of the issuers to incur additional unsecured indebtedness.

5

MARKET VECTORS CHINAAMC CHINA BOND ETF (continued)

Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries.

Risk of Investing in Emerging Market Issuers. Investments in emerging markets issuers are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the United States. Market risks may include economies that concentrate in only a few industries, securities issues that are held by only a few investors, liquidity issues and limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in bonds, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Sampling Risk. The Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Index. Conversely, a positive development relating to an issuer of securities in the Index that is not held by the Fund could cause the Fund to underperform the Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Risk of Cash Transactions. Unlike other exchange-traded funds (“ETFs”), the Fund expects to effect its creations and redemptions principally for cash, rather than in-kind securities. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF.

Index Tracking Risk. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein). The Fund also bears the costs and risks associated with buying and selling securities while such costs are not factored into the return of the Index. The Fund may not be fully invested at times either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions or pay expenses. In addition, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Index as would be the case if the Fund purchased all of the securities in the Index in the proportions in which they are represented in the Index. To the extent the Fund calculates its NAV based on fair value prices and the value of the Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Index is not based on fair value prices), the Fund’s ability to track the Index may be adversely affected. The Fund will be required to remit RMB to settle the purchase of RMB Bonds and repatriate RMB to U.S. dollars to settle redemption orders. In the event such remittance is delayed or disrupted, the Fund will not be able to fully replicate the Index by investing in their relevant RMB Bonds, which may lead to increased tracking error, and may need to rely on borrowings to meet redemptions, which may lead to increased expenses. Because the Index is priced in Chinese RMB and the Fund is priced in U.S. dollars, the ability of the Fund to track the Index is in part subject to foreign exchange fluctuations as between the U.S. dollar and the RMB. The Fund may underperform the Index when the value of the U.S. dollar increases relative to the value of the RMB. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Index.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any bond fund, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Premium/Discount Risk. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. Because the Fund’s underlying securities

6

trade in markets that are closed when the NYSE Arca, Inc. (“NYSE Arca”) (i.e., the exchange that Shares of the Fund trade on) is open, there are likely to be deviations between the current pricing of an underlying security and the closing security’s price (i.e., the last quote from its closed foreign market) resulting in premiums or discounts to NAV that may be greater than those experienced by other ETFs.

Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in obligations of a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund’s investments continue to be concentrated in the financial services sector, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on that sector will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

PERFORMANCE

The Fund commenced operations on November 10, 2014 and therefore does not have a performance history for a full calendar year. The Fund’s financial performance for the Fund’s first fiscal period is included in the “Financial Highlights” section of the Prospectus. Visit www.marketvectorsetfs.com for current performance figures.

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Investment Sub-Adviser. China Asset Management (Hong Kong) Limited.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Sub-Adviser	Date Began Managing the Fund

David Lai	Portfolio Manager	November 2014

Name	Title with Adviser	Date Began Managing the Fund

Francis G. Rodilosso	Portfolio Manager	November 2014

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems Shares at NAV only in a large specified number of Shares each called a “Creation Unit,” or multiples thereof. A Creation Unit consists of 100,000 Shares.

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are expected to be approved for listing, subject to notice of issuance, on NYSE Arca and because Shares will trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of the Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES AND RISKS

The Fund uses a sampling approach in seeking to achieve its investment objective. Sampling means that the Adviser or Sub-Adviser uses quantitative analysis to select a representative sample of securities that the Adviser or Sub-Adviser, respectively, believes collectively have an investment profile similar to the underlying Index. The Adviser or Sub-Adviser, as applicable, seeks to select securities that will have, in the aggregate, investment characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund.

The Adviser generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective. In addition, from time to time, securities are added to or removed from the Index. The Fund may sell securities that are represented in the Index, or purchase securities that are not yet represented in its Index, in anticipation of their removal from or addition to such Index. Further, the Adviser and/or Sub-Adviser may choose to underweight or overweight securities, purchase or sell securities not in an Index, or utilize various combinations of other available investment techniques, in seeking to track the Index.

The Fund’s assets will be primarily invested in RMB Bonds. Because the Fund does not satisfy the criteria to qualify as a RQFII or QFII itself, the Fund intends to invest directly in RMB Bonds via the Sub-Adviser’s RQFII quota. In the event that the Sub-Adviser’s RQFII quota is or becomes inadequate or if the Sub-Adviser is unable to maintain its RQFII status or to seek to replicate the Index through the other means described in this Prospectus, the Fund may retain one or more additional sub-advisers that maintain RQFII licenses and/or the Adviser may obtain a QFII quota and the Adviser or additional sub-adviser(s), on behalf of the Fund, may invest in RMB Bonds up to the amount specified in the Adviser’s or additional sub-adviser(s)’s QFII or RQFII quota, respectively.

ADDITIONAL INVESTMENT STRATEGIES

The Fund may also invest in securities not included in the Index, money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index and certain derivatives, which the Adviser or Sub-Adviser believes will help the Fund track the Index). Depositary receipts not included in the Index may be used by the Fund in seeking performance that corresponds to the Index, and in managing cash flows, and may count towards compliance with the Fund’s 80% policy. The Fund may also invest, to the extent permitted by the 1940 Act, in other affiliated and unaffiliated funds, such as open-end or closed-end management investment companies, including other ETFs. The Fund will not, however, invest in money market instruments as part of a temporary defensive strategy to protect against potential securities market declines.

An authorized participant (i.e., a person eligible to place orders with the Distributor (defined below) to create or redeem Creation Units of the Fund) (each, an “AP”) that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.

BORROWING MONEY

The Fund may borrow money from a bank up to a limit of one-third of the market value of its assets. The Fund has entered into a credit facility to borrow money for temporary, emergency or other purposes, including the funding of shareholder redemption requests, trade settlements and as necessary to distribute to shareholders any income required to maintain the Fund’s status as a RIC. To the extent that the Fund borrows money, it will be leveraged; at such times, the Fund will appreciate or depreciate in value more rapidly than the Index.

FUNDAMENTAL AND NON-FUNDAMENTAL POLICIES

The Fund’s investment objective and each of its other investment policies are non-fundamental policies that may be changed by the Board of Trustees without shareholder approval, except as noted in this Prospectus or in the Statement of Additional Information (“SAI”) under the section entitled “Investment Policies and Restrictions—Investment Restrictions.”

LENDING PORTFOLIO SECURITIES

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being loaned. This collateral is marked-to-market on a daily basis. Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower fail to return the borrowed securities (e.g., the Fund would have to buy replacement securities and the loaned securities may have appreciated beyond the value of the collateral held by the Fund) or become insolvent. The Fund may pay fees to the party arranging the loan of securities. In addition, the Fund will bear the risk of loss of any cash collateral that it invests.

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RISKS OF INVESTING IN THE FUND

The following section provides additional information regarding the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund’s “Summary Information” section followed by additional risk information.

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.

Risk of Investing in RMB Bonds. Investments in RMB Bonds involve certain risks and special considerations, including the following:

Political and Economic Risk. The economy of China, which has been in a state of transition from a planned economy to a more market oriented economy, differs from the economies of most developed countries in many respects, including the level of government involvement, its state of development, its growth rate, control of foreign exchange, and allocation of resources. Although the majority of productive assets in China are still owned by the PRC government at various levels, in recent years, the PRC government has implemented economic reform measures emphasizing utilization of market forces in the development of the economy of China and a high level of management autonomy. The economy of China has experienced significant growth in the past 30 years, but growth has been uneven both geographically and among various sectors of the economy. Economic growth has also been accompanied by periods of high inflation. The PRC government has implemented various measures from time to time to control inflation and restrain the rate of economic growth. Delays in enterprise restructuring, slow development of well-functioning financial markets and widespread corruption have also hindered performance of the Chinese economy.

For more than 30 years, the PRC government has carried out economic reforms to achieve decentralization and utilization of market forces to develop the economy of the PRC. These reforms have resulted in significant economic growth and social progress. There can, however, be no assurance that the PRC government will continue to pursue such economic policies or, if it does, that those policies will continue to be successful. Any such adjustment and modification of those economic policies may have an adverse impact on the securities market in the PRC as well as the underlying securities of the Index in which the Fund may invest. Further, the PRC government may from time to time adopt corrective measures to control the growth of the PRC economy which may also have an adverse impact on the capital growth and performance of the Fund. The PRC has also begun a process of privatizing certain entities and industries. Privatized entities may lose money or be re-nationalized.

The Chinese government is authoritarian and has periodically used force to suppress civil dissent. Disparities of wealth and the pace of economic liberalization may lead to social turmoil, violence and labor unrest. In addition, China continues to experience disagreements related to integration with Hong Kong and religious and nationalist disputes in Tibet and Xinjiang. Political changes, social instability and adverse diplomatic developments in the PRC could result in the imposition of additional government restrictions including expropriation of assets, confiscatory taxes or nationalization of some or all of the property held by the issuers of the Fund’s RMB Bond investments or contained in the Index.

The laws, regulations, including the investment regulations governing RQFIIs (and QFIIs), government policies and the political and economic climate in China may change with little or no advance notice. Any such change could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of the RMB Bonds or other securities in the Fund’s portfolio.

Since 1949, the PRC has been a socialist state controlled by the Communist party. China has only recently opened up to foreign investment and has only begun to permit private economic activity. There is no guarantee that the Chinese government will not revert from its current open-market economy to the economic policy of central planning that it implemented prior to 1978.

The Chinese government continues to be an active participant in many economic sectors through ownership positions and regulation. The allocation of resources in China is subject to a high level of government control. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. Through its policies, the government may provide preferential treatment to particular industries or companies. The policies set by the government could have a substantial adverse effect on the Chinese economy and the Fund’s investments.

The Chinese economy is export-driven and highly reliant on trade, and much of China’s growth in recent years has been the result of focused investments in economic sectors intended to produce goods and services for export purposes. The performance of the Chinese economy may differ favorably or unfavorably from the U.S. economy in such

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ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES AND RISKS (continued)

respects as general development, government involvement, wealth distribution, growth rate, interest rates, allocation of resources, gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Adverse changes to the economic conditions of its primary trading partners, such as the United States, Japan and South Korea, would adversely impact the Chinese economy and the Fund’s investments. International trade tensions involving China and its trading counterparties may arise from time to time which can result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. Such actions and consequences may ultimately result in a significant reduction in international trade, an oversupply of certain manufactured goods, devaluations of existing inventories and potentially the failure of individual companies and/or large segments of China’s export industry with a potentially severe negative impact to the Fund.

China has been transitioning to a market economy since the late seventies, reaffirming its economic policy reforms through five-year programs, the latest of which (for 2011 through 2015) was approved in March 2011. Under the economic reforms implemented by the Chinese government, the Chinese economy has experienced tremendous growth, developing into one of the largest economies in the world. There is no assurance, however, that such growth will be sustained in the future.

Moreover, the current slowdown or any future recessions in other significant economies of the world, such as the United States, the European Union and certain Asian countries, may adversely affect economic growth in China. An economic downturn in China would adversely impact the Fund’s investments.

The Fund may encounter difficulties or delays in enforcing its rights against issuers of RMB Bonds that are organized in the PRC and therefore only subject to the laws of the PRC. Mainland China’s legal system is based on statutes enacted by various state bodies dealing with economic matters such as foreign investment, company organization and governance, taxation and trade. These laws are quite recent with published court opinions based on these being limited and non-binding. This makes the interpretation and enforcement of these laws and regulations uncertain. With respect to laws pertaining to bankruptcy proceedings, such laws in mainland China are generally less developed than and different from such laws in the United States. Therefore, bankruptcy proceedings can take more time to resolve than similar proceedings in the United States and results can be unpredictable. These and other factors could have a negative impact on the Fund’s performance and increase the volatility of an investment in the Fund.

Inflation. Economic growth in China has also historically been accompanied by periods of high inflation. Beginning in 2004, the Chinese government commenced the implementation of various measures to control inflation, which included the tightening of the money supply, the raising of interest rates and more stringent control over certain industries. If these measures are not successful, and if inflation were to steadily increase, the performance of the Chinese economy and the Fund’s investments could be negatively impacted.

Tax Changes. The Chinese system of taxation is not as well settled as that of the United States. In addition, changes in the Chinese tax system may have retroactive effects.

Nationalization and Expropriation. After the formation of the Chinese socialist state in 1949, the Chinese government renounced various debt obligations and nationalized private assets without providing any form of compensation. There can be no assurance that the Chinese government will not take similar actions in the future. Accordingly, an investment in the Fund involves a risk of a total loss.

U.S. Sanctions. From time to time, certain of the companies in which the Fund expects to invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. As an investor in such companies, the Fund will be indirectly subject to those risks.

Hong Kong Policy. As part of Hong Kong’s transition from British to Chinese sovereignty in 1997, China agreed to allow Hong Kong to maintain a high degree of autonomy with regard to its political, legal and economic systems for a period of at least 50 years. China controls matters that relate to defense and foreign affairs. Under the agreement, China does not tax Hong Kong, does not limit the exchange of the Hong Kong dollar for foreign currencies and does not place restrictions on free trade in Hong Kong. However, there is no guarantee that China will continue to honor the agreement, and China may change its policies regarding Hong Kong at any time. Any such change could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of the securities in the Fund’s portfolio.

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Chinese Bond Markets. The inter-bank bond market and exchange-traded bond markets in China have a limited operating history and are not as developed as those in the United States. These markets tend to be smaller in size, have less liquidity and historically have had greater volatility than markets in the United States and some other countries. The bid and offer spread on RMB Bonds, whether traded on the inter-bank or listed bond market, may be high and the Fund may therefore incur significant trading costs and may suffer losses when selling such investments. In the absence of a regular and active secondary market, the Fund may not be able to sell its bond holdings at prices or at times the Adviser and/or Sub-Adviser consider advantageous and may need to hold the bonds until their maturity date. In addition, there is less regulation and monitoring of Chinese bond markets and the activities of investors, brokers and other participants than in the United States. Accordingly, issuers of securities in China are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules and the requirements mandating timely disclosure of information. Bond markets in China are in the process of change and further development. This may lead to trading volatility, unpredictable trading suspensions, difficulty in the settlement and recording of transactions and difficulty in interpreting and applying the relevant regulations.

Credit Rating Risk. RMB Bonds, whether they are traded on the inter-bank market or the exchange-traded market, are generally rated by local credit rating agencies. The major credit rating agencies in the PRC are as follows: Pengyuan Credit Rating Co., Ltd., Shanghai Brilliance Credit Rating & Investors Service Co., Ltd, China LianHe Credit Rating Co., Ltd., China Chengxin Security Rating Co., Ltd., Dagong Global Credit Rating Co., Ltd., Golden Credit Rating International Co., Ltd. and Shanghai Far East Credit Rating Co., Ltd. Local credit rating agencies must be approved by the relevant PRC authorities and are subject to industry self-regulation. The rating industry in the PRC is still in its early development stage and, due to lack of historical data and slow responses to certain credit events, the rating methodologies used by the local credit rating agencies may be driven by domestic factors rather than quantitative methods. In addition, the rating process may lack transparency and the rating standards may be significantly different from and weaker than that adopted by internationally recognized credit rating agencies. The ratings of these local credit rating agencies reflect only the views of the respective rating agency and there is no assurance that any rating will continue for a given period of time or that it will not be revised or withdrawn entirely. Even if the letter designations (e.g., AA, B, CCC) used by local credit rating agencies to rate RMB Bonds are the same as those letters designations used by Moody’s, S&P, or Fitch to rate other bonds, the RMB Bonds may be substantially more risky and the Fund may be exposed to a higher degree of credit risk. A downward revision or withdrawal of any such rating may have an adverse effect on market prices, liquidity and marketability of these RMB Bonds and the Fund’s investments.

Available Disclosure About Chinese Companies. Disclosure and regulatory standards in emerging market countries, such as China, are in many respects less stringent than U.S. standards. There is substantially less publicly available information about Chinese issuers than there is about U.S. issuers. Therefore, disclosure of certain material information may not be made, and less information may be available to the Fund and other investors than would be the case if the Fund’s investments were restricted to securities of U.S. issuers. Chinese issuers are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a Chinese issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. Generally Accepted Accounting Principles.

Chinese Corporate and Securities Law. The regulations on investments and repatriation of capital by QFIIs and RQFIIs are relatively new. As a result, the application and interpretation of such investment regulations are relatively untested. In addition, PRC authorities have broad discretion in the application and interpretation of such regulations. The Fund’s rights with respect to its investments in RMB Bonds through the Sub-Adviser’s RQFII quota will not be governed by U.S. law, and instead will be governed by Chinese law. China operates under a civil law system, in which court precedent is not binding. Because there is no binding precedent to interpret existing statutes, there is uncertainty regarding the implementation of existing law.

It may therefore be difficult for the Fund to enforce its rights as an investor under Chinese corporate and securities laws, and it may be difficult or impossible for the Fund to obtain a judgment in court. Moreover, as Chinese corporate and securities laws continue to develop, these developments may adversely affect foreign investors, such as the Fund. See also “Risk of Change in Regulatory Regime Governing RMB Bonds” below.

Foreign Exchange Control. The RMB is currently not a freely convertible currency. The Chinese government maintains strict currency controls and regularly intervenes in the currency market. The Chinese government’s actions may not be transparent or predictable. As a result, the value of the RMB and the value of RMB Bonds may change quickly and arbitrarily. These and other factors could have a negative impact on the Fund’s performance and increase the volatility of an investment in the Fund. The Chinese government places strict regulation on the RMB and manages the RMB so

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ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES AND RISKS (continued)

that it has historically traded in a tight range relative to the U.S. dollar, but the Chinese government has been under pressure to manage the currency in a less restrictive fashion so that it is less correlated to the U.S. dollar. Further, the Chinese government’s imposition of restrictions on the repatriation of RMB out of mainland China may limit the depth of the offshore RMB market and reduce the liquidity of the Fund’s investments. These restrictions may adversely affect the Fund and its investments. The international community has requested that China ease its restrictions on currency exchange, but it is unclear whether the Chinese government will change its policy.

In addition, various PRC issuers in which the Fund may invest derive their revenues in RMB but have requirements for foreign currency, including for the import of materials, debt service on foreign currency denominated debt, purchases of imported equipment and payment of any cash dividends declared. The existing PRC foreign exchange regulations have significantly reduced government foreign exchange controls for certain transactions, including trade and service related foreign exchange transactions and payment of dividends. However, it is impossible to predict whether the PRC government will continue its existing foreign exchange policy and when the PRC government will allow free conversion of the RMB to foreign currency. Certain foreign exchange transactions, including principal payments in respect of foreign currency-denominated obligations, currently continue to be subject to significant foreign exchange controls and require the approval of SAFE. Since 1994, the conversion of RMB into U.S. dollars has been based on rates set by the People’s Bank of China, which are set daily based on the previous day’s PRC interbank foreign exchange market rate. It is not possible to predict nor give any assurance of any future stability of the RMB to U.S. dollar exchange rate. Fluctuations in exchange rates may adversely affect the Fund’s NAV. Furthermore, because dividends are declared in U.S. dollars and underlying payments are made in RMB, fluctuations in exchange rates may adversely affect dividends paid by the Fund.

Foreign Currency Considerations. Emerging markets such as China can experience high rates of inflation, deflation and currency devaluation. The value of the RMB may be subject to a high degree of fluctuation due to, among other things, changes in interest rates, the effects of monetary policies issued by the PRC, the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. The Fund invests a significant portion of its assets in investments denominated in RMB and the income received by the Fund will principally be in RMB. The Fund’s exposure to the RMB and changes in value of the RMB versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and RMB. The RMB is currently not a freely convertible currency. The value of the RMB is based on a managed floating exchange rate based on market supply and demand with reference to a basket of foreign currencies. The daily trading price of the RMB is allowed to float within a narrow band around the central parity rate (i.e., the trading spot rate for the RMB against a basket of foreign currencies) published by the People’s Bank of China. The Chinese government’s imposition of restrictions on the repatriation of RMB out of mainland China may limit the depth of the offshore RMB market and reduce the liquidity of the Fund’s investments. These restrictions as well as any accelerated appreciation or depreciation of RMB may adversely affect the Fund and its investments.

The Fund’s assets are expected to be primarily invested in RMB Bonds and the income received by the Fund will be principally in RMB. Meanwhile, the Fund will compute and expects to distribute its income in U.S. dollars, and the computation of income will be made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date. Therefore, if the value of the RMB falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the RMB to U.S. dollars, the Fund may be required to liquidate certain positions in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements under the Internal Revenue Code. The liquidation of investments, if required, may also have an adverse impact on the Fund’s performance.

Furthermore, the Fund may incur costs in connection with conversions between U.S. dollars and RMB. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

RMB can be further categorized into onshore RMB (“CNY”), which can be traded only in the PRC, and offshore RMB (“CNH”), which can be traded outside the PRC. CNY and CNH are traded at different exchange rates and their exchange rates may not move in the same direction. Although there has been a growing amount of RMB held offshore, CNH cannot be freely remitted into the PRC and is subject to certain restrictions. The Fund may also be adversely

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affected by the exchange rates between CNY and CNH. In addition, there may not be sufficient amounts of RMB for the Fund to be fully invested because the Fund has to convert U.S. dollars received from the purchase of Creation Units into RMB to purchase RMB Bonds, and this may result in settlement delays. The Fund may be required to remit CNH to settle the purchase of RMB Bonds by the Fund from time to time. Moreover, the trading and settlement of RMB-denominated securities are recent developments in Hong Kong and there is no assurance that problems will not be encountered with the systems or that other logistical problems will not arise that could adversely impact the Fund.

Risk of the RQFII Regime and the Fund’s Principal Investment Strategy. The Index is comprised of RMB Bonds. In seeking to track the Index, the Fund intends to primarily invest in RMB Bonds through the Sub-Adviser’s RQFII quota. Because the Fund will not be able to invest in these RMB Bonds in excess of the Sub-Adviser’s RQFII quota, the size of the Fund’s investment in such RMB Bonds may be limited. In addition, the RQFII quota of the Sub-Adviser may be reduced or revoked by the Chinese regulators if, among other things, the Sub-Adviser fails to observe SAFE and other applicable Chinese regulations. There can be no assurance the Fund could retain a replacement sub-adviser with an RQFII quota if that became necessary or appropriate for any reason. The Fund cannot predict what would occur if the RQFII quota of the Sub-Adviser or RQFII or QFII quotas generally were reduced or eliminated, although such an occurrence would likely have a material adverse effect on the Fund, including the requirement that the Sub-Adviser on behalf of the Fund dispose of certain or all of its RMB Bonds. Therefore, any such reduction or elimination may have a material adverse effect on the ability of the Fund to achieve its investment objective. If the Fund is unable to obtain sufficient exposure to the performance of the Index due to the limited availability of the Sub-Adviser’s RQFII quota or for other reasons, the Fund, subject to any necessary regulatory relief, could, among other things, as a defensive measure limit or suspend creations until the Adviser and/or the Sub-Adviser determine that the requisite exposure to RMB Bonds is obtainable. If any of the above events were to occur, the Fund could trade at a significant premium or discount to its NAV and could experience substantial redemptions, and the Fund could, among other things, change its investment objective by, for example, seeking to track an alternative index focused on Chinese-related bonds or other appropriate investments, or decide to liquidate.

The RMB Bond market is volatile with a risk of suspension of trading in a particular security or government intervention. Securities on the RMB Bond market, including securities in the Index, may be suspended from trading without an indication of how long the suspension will last, which may impair the liquidity of such securities. The regulations which regulate investments by RQFIIs in the PRC and the repatriation of capital from RQFII investments are relatively new. The application and interpretation of such investment regulations are therefore relatively untested and there is no certainty as to how they will be applied. The PRC authorities and regulators have been given wide discretion in applying and interpreting such investment regulations and there is no precedent or certainty as to how such discretion may be exercised now or in the future. The application and interpretation of such investment regulations may adversely affect the Fund.

Investment and Repatriation Restrictions. Investments by the Fund in RMB Bonds through the Sub-Adviser’s RQFII quota, other Chinese financial instruments regulated by the CSRC, including warrants and open- and closed-end investment companies, are subject to governmental pre-approval limitations on the quantity that the Fund may purchase or limits on the classes of securities in which the Fund may invest.

The Sub-Adviser, as a licensed RQFII, is currently permitted to repatriate RMB daily and is not subject to RMB repatriation restrictions or prior approval. However, there is no assurance that PRC rules and regulations will not change or that repatriation restrictions will not be imposed in the future. Any additional restrictions imposed on the Sub-Adviser or RQFIIs generally may have an adverse effect on the Fund’s ability to invest directly in RMB Bonds and its ability to meet redemptions requests.

If the Fund’s direct investments in RMB Bonds through the Sub-Adviser’s RQFII quota become subject to repatriation restrictions, the Fund may be unable to satisfy distribution requirements applicable to RICs under the Internal Revenue Code and be subject to income and excise tax at the Fund level. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions before re-qualifying for taxation as a RIC. See the prospectus under “Shareholder Information—Tax Information—Taxes on Distributions” for more information.

The Fund may elect, for U.S. federal income tax purposes, to treat Chinese taxes (including withholding taxes) paid by the Fund as paid by its shareholders. Even if the Fund is qualified to make that election and does so this treatment will not apply with respect to amounts the Fund reserves in anticipation of the imposition of withholding taxes not currently in effect (as discussed above). If these amounts are used to pay any tax liability of the Fund in a later year, they will be treated as paid by the shareholders in such later year, even if they are imposed with respect to income of an earlier year. See the prospectus under “Shareholder Information—Tax Information” for a further description of this risk.

The Chinese government limits foreign investment in the securities of certain Chinese issuers entirely if foreign investment is banned in respect of the industry in which the relevant Chinese issuers are conducting their business.

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ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES AND RISKS (continued)

These restrictions or limitations may have adverse effects on the liquidity and performance of the Fund holdings as compared to the performance of the Index. This may increase the risk of tracking error and may adversely affect the Fund’s ability to achieve its investment objective.

Tax Risk. There are still some uncertainties in the Chinese tax rules governing taxation of income and gains from investments in the PRC due to the lack of formal guidance from the PRC’s tax authorities that could result in unexpected tax liabilities for the Fund. China generally imposes withholding income tax (“WHT”) at a rate of 10% (which may be reduced by the double taxation agreement/arrangement) on dividends and interest derived by nonresidents, including QFIIs and RQFIIs, from issuers resident in China. Under the PRC Corporate Income Tax regime, China also imposes WHT at a rate of 10% (subject to treaty relief) on PRC-sourced capital gains derived by nonresident enterprises, provided that the nonresident enterprises (i) do not have places of business, establishments or permanent establishments in the PRC; and (ii) are not PRC tax resident enterprises. The Fund currently considers capital gains derived from RMB Bonds to be non PRC-sourced and not subject to WHT.

PRC rules for taxation of RQFIIs (and QFIIs) are evolving and certain of the tax regulations to be issued by the PRC State Administration of Taxation and/or PRC Ministry of Finance to clarify the subject matter may apply retrospectively, even if such rules are adverse to the Fund and their shareholders.

If the PRC tax authorities were to issue differing formal guidance or tax rules regarding the taxation of capital gains from RMB Bonds to RQFIIs, such as the Sub-Adviser, and/or begin collecting WHT on gains from such investments, the Fund could be subject to WHT liability. The impact of any such tax liability on the Fund’s return could be substantial. The Fund may also be liable to the Sub-Adviser for any tax that is imposed on the Sub-Adviser by the PRC with respect to the Fund’s investments.

Risk of Loss of Favorable U.S. Tax Treatment. The Fund intends to distribute annually all or substantially all of its investment company taxable income and net capital gain. However, if the Fund does not repatriate funds associated with direct investment in RMB Bonds on a timely basis, it may be unable to satisfy the distribution requirements required to qualify for the favorable tax treatment otherwise generally afforded to RICs under the Internal Revenue Code. If the Fund fails to qualify for any taxable year as a RIC, the Fund would be treated as a corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level currently at a 35% U.S. federal tax rate and, when such income is distributed, to a further tax at the shareholder level to the extent of the Fund’s current or accumulated earnings and profits. In addition, the Fund would not be eligible for a deduction for dividends paid to shareholders. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (any of which could be subject to interest charges) before re-qualifying for taxation as a RIC. See below under “Shareholder Information—Tax Information—Taxes on Distributions” for more information.

Tax on Retained Income and Gains. To the extent the Fund does not distribute to shareholders all of its investment company taxable income and net capital gain in a given year, it will be required to pay U.S. federal income and excise tax on the retained income and gains, thereby reducing the Fund’s return. The Fund may elect to treat its net capital gain as having been distributed to shareholders. In that case, shareholders of record on the last day of the Fund’s taxable year will be required to include their attributable share of the retained gain in income for the year as a long-term capital gain despite not actually receiving the dividend, and will be entitled to a tax credit or refund for the tax deemed paid on their behalf by the Fund as well as an increase in the basis of their shares to reflect the difference between their attributable share of the gain and the related credit or refund.

Foreign Exchange Control. The Chinese government heavily regulates the domestic exchange of foreign currencies within China. Chinese law requires that all domestic transactions must be settled in RMB, places significant restrictions on the remittance of foreign currency and strictly regulates currency exchange from RMB. Under SAFE regulations, Chinese corporations may only purchase foreign currencies through government approved banks. In general, Chinese companies must receive approval from or register with the Chinese government before investing in certain capital account items, including direct investments and loans, and must thereafter maintain separate foreign exchange accounts for the capital items. Foreign investors may only exchange foreign currencies at specially authorized banks after complying with documentation requirements. These restrictions may adversely affect the Fund and its investments. There may not be sufficient amounts of RMB for the Fund to be fully invested because the Fund has to convert U.S. dollars received from the purchase of Creation Units into RMB to purchase RMB-denominated investments. It should also be noted that that the PRC government’s policies on exchange control and repatriation restrictions are subject to change, and any such change may adversely impact the Fund. There can be no assurance that the RMB exchange rate will not fluctuate widely against the U.S. dollar or any other foreign currency in the future.

14

Custody Risks of Investing in RMB Bonds. Industrial and Commercial Bank of China Limited (“ICBC”), China Central Depository & Clearing Co., Ltd. (“CCDC”) and Shanghai Clearing House (“SCH”) (each, a “PRC sub-custodian,” and together, the “PRC sub-custodians”), which are approved by CSRC and SAFE as qualified RQFII custodians, have been appointed to provide custody services to the Fund’s assets invested in RMB Bonds and other investments in the PRC. ICBC serves as a PRC sub-custodian to the Fund’s assets invested in inter-bank bonds, and the CCDC and SCH serve as PRC sub-custodian’s to the Fund’s assets invested in exchange-traded bonds. Each PRC sub-custodian maintains the Fund’s RMB deposit accounts and oversees the Fund’s investments in RMB Bonds to ensure compliance with the rules and regulations of the CSRC and the People’s Bank of China. The securities purchased by the Sub-Adviser, in its capacity as a RQFII, on behalf of the Fund, will be credited to a securities trading account maintained by a PRC sub-custodian in the joint names of the Fund and the Sub-Adviser, and the Fund will pay the cost of the account. The Sub-Adviser may not use the account for any other purpose than for maintaining the Fund’s assets invested in RMB Bonds. However, given that the securities trading account will be maintained in the joint names of the Sub-Adviser and the Fund, the Fund’s assets may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the Fund. In particular, there is a risk that creditors of the Sub-Adviser may assert that the securities are owned by the Sub-Adviser and not the Fund, and that a court would uphold such an assertion, in which case creditors of the Sub-Adviser could seize assets of the Fund.

Investors should also note that cash deposits in the Fund’s account with each PRC sub-custodian will not be segregated from the proprietary assets of the PRC sub-custodian or the assets of its other clients. Therefore, to the extent the Fund’s assets are commingled, the cash deposits will be vulnerable in the event of a liquidation or bankruptcy by a PRC sub-custodian. Under such circumstances, the Fund will not have any proprietary rights to the cash deposited in the account, and the Fund will become an unsecured creditor, and would have no priority over the claims of any other unsecured creditors to the assets of a PRC sub-custodian. The Fund may encounter difficulties or delays in recovering such debt, or may not be able to recover it in full or at all, in which case the Fund will suffer losses.

Chinese Banking Industry Risk. The Chinese banking industry is a highly regulated industry and is subject to laws and regulations touching all aspects of the banking business. The principal regulators include the CBRC and the PBOC. These regulators are given wide discretion in exercising their authority. The banking regulatory regime in China is currently undergoing significant changes, including changes in laws and regulations, as it moves toward a more transparent regulatory process. Some of these changes may have an adverse impact on the performance of Chinese banks that issued RMB Bonds and thus may adversely affect their capacity to honor their commitments under the RMB Bonds to the holders of such bonds, which may include the Fund.

Risk of Investing in the Financial Services Sector. To the extent that the Fund continues to be concentrated in the financial services sector, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the financial services sector. Companies in the financial services sector may be subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. The profitability of companies in the financial services sector may be adversely affected by increases in interest rates, by loan losses, which usually increase in economic downturns, and by credit rating downgrades. In addition, the financial services sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Furthermore, some companies in the financial services sector perceived as benefitting from government intervention in the past may be subject to future government-imposed restrictions on their businesses or face increased government involvement in their operations. Increased government involvement in the financial services sector, including measures such as taking ownership positions in financial institutions, could result in a dilution of the Fund’s investments in financial institutions. Recent developments in the credit markets may cause companies operating in the financial services sector to incur large losses, experience declines in the value of their assets and even cease operations.

Risk of Investing in the Industrials Sector. To the extent that the industrials sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates. The stock prices of companies in the industrials sector are affected by supply and demand both for their specific product or service and for industrial sector products in general. The products of manufacturing companies may face product obsolescence due to rapid technological developments and frequent introduction of new products. In addition, the industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.

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ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES AND RISKS (continued)

Risk of Investing in the Energy Sector. To the extent that the energy sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the energy sector. Companies operating in the energy sector are subject to risks including, but not limited to, economic growth, worldwide demand, political instability in the regions that the companies operate, government regulation stipulating rates charged by utilities, interest rate sensitivity, oil price volatility, energy conservation, environmental policies, depletion of resources and the cost of providing the specific utility services. Recently, the price of oil has declined significantly and experienced significant volatility, which has adversely impacted companies operating in the energy sector. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters.

Sovereign and Quasi-Sovereign Bond Risk. Investments in sovereign and quasi-sovereign bonds involve special risks. The governmental authority that controls the repayment of the bonds may be unwilling or unable to repay the principal and/or interest when due or to otherwise honor its obligations in accordance with the terms of such securities due to such factors as: its cash flow situation; the extent of its foreign reserves; the availability of sufficient foreign exchange on the date a payment is due; the relative size of the debt service burden to the economy as a whole; the sovereign or quasi-sovereign debtor’s policy toward principal international lenders; or political constraints to which a government debtor may be subject. Sovereign or quasi-sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrears on their debt. The failure of a sovereign or quasi-sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign or quasi-sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts. If an issuer of sovereign or quasi-sovereign bonds defaults on payments of principal and/or interest, the Fund may have limited legal recourse against the issuer and/or guarantor. In certain cases, remedies must be pursued in the courts of the defaulting party itself, and the Fund’s ability to obtain recourse may be limited. During periods of economic uncertainty, the market prices of sovereign or quasi-sovereign bonds, and the Fund’s NAV, may be more volatile than prices of corporate bond obligations, which may result in losses.

Credit Risk. Debt securities, such as bonds, are subject to credit risk. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt or to otherwise honor its obligations. Debt securities are subject to varying degrees of credit risk which may be reflected in credit ratings. There is a possibility that the credit rating of a debt security may be downgraded after purchase or the perception of an issuer’s credit worthiness may decline, which may adversely affect the value of the security.

Interest Rate Risk. Debt securities, such as bonds, are also subject to interest rate risk. Interest rate risk refers to fluctuations in the value of a security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most debt securities go down. When the general level of interest rates goes down, the prices of most debt securities go up. The historically low interest rate environment increases the risk associated with rising interest rates, including the potential for periods of volatility and increased redemptions. The Fund may face a heightened level of interest rate risk, since the U.S. Federal Reserve Board has recently ended its quantitative easing program and may begin to raise rates. In addition, bonds with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than bonds with shorter durations.

Risk of Subordinated Obligations. Payments under some RMB Bonds may be structurally subordinated to all existing and future liabilities and obligations of each of the respective subsidiaries and associated companies of an issuer of a RMB Bond. Claims of creditors of such subsidiaries and associated companies will have priority as to the assets of such subsidiaries and associated companies over the issuer and its creditors, including the Fund, who seek to enforce RMB Bond. Certain RMB Bonds do not contain any restrictions on the ability of the subsidiaries of the issuers to incur additional unsecured indebtedness.

Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity, political instability and closure of primary markets on which the foreign securities are traded. Because certain foreign securities markets may be limited in size, the prices of securities that trade in such markets may be influenced by large traders. Certain foreign markets that have historically been considered relatively stable may become volatile in response to changed conditions or new developments. Increased interconnectivity of world economies and financial markets increases the possibility that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. issuers, and therefore, not all material information may be available or reliable. Securities exchanges or foreign governments may adopt rules or regulations that may negatively

16

impact the Fund’s ability to invest in foreign securities or may prevent the Fund from repatriating its investments. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries.

Risk of Investing in Emerging Market Issuers. Investments in securities of emerging markets securities are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the United States. Market risks may include economies that concentrate in only a few industries, securities issues that are held by only a few investors, liquidity issues and limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in bonds, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Sampling Risk. The Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Index. Conversely, a positive development relating to an issuer of securities in the Index that is not held by the Fund could cause the Fund to underperform the Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Risk of Cash Transactions. Unlike other ETFs, the Fund expects to effect its creations and redemptions principally for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF. Other ETFs generally are able to make in-kind redemptions and avoid being taxed on gain on the distributed portfolio securities at the Fund level. Because the Fund currently intends to effect redemptions principally for cash, rather than in-kind distributions, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds, which involves transaction costs. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind or to recognize such gain sooner than would otherwise be required. The Fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF. Additionally, transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable transaction fees and taxes.

Index Tracking Risk. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein). The Fund also bears the costs and risks associated with buying and selling securities while such costs are not factored into the return of the Index. The Fund may not be fully invested at times either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions or pay expenses. In addition, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Index as would be the case if the Fund purchased all of the securities in the Index in the proportions in which they are represented in the Index. To the extent the Fund calculates its NAV based on fair value prices and the value of the Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Index is not based on fair value prices), the Fund’s ability to track the Index may be adversely affected. The Fund will be required to remit RMB to settle the purchase of RMB Bonds and repatriate RMB to U.S. dollars to settle redemption orders. In the event such remittance is delayed or disrupted, the Fund will not be able to fully replicate the Index by investing in the relevant RMB Bonds, which may lead to increased tracking error, and may need to rely on borrowings to meet redemptions, which may lead to increased expenses. Because the Index is priced in Chinese RMB and the Fund is priced in U.S. dollars, the ability of the Fund to track the Index is in part subject to foreign exchange fluctuations as between the U.S. dollar and the RMB. The Fund may underperform the Index when the value of the U.S. dollar increases relative to the value of the RMB. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Index. These and any other issues the Fund encounters with regard to investment restrictions, trade settlements, currency convertibility (including the cost of borrowing funds, if any) and repatriation. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Index.

Replication Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, unless a specific security is removed from the Index, the Fund generally would not sell a security because the security’s issuer is in financial trouble. If a specific security is removed from the Index, the Fund may be forced to sell such security at an inopportune time or for prices other than at current market values. An investment in the Fund involves risks similar to those of

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ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES AND RISKS (continued)

investing in any bond fund, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. The Fund’s Index may not contain the appropriate or a diversified mix of securities for any particular economic cycle. The timing of changes in the securities of the Fund’s portfolio in seeking to sample the Index could have a negative effect on the Fund. Unlike with an actively managed fund, the Adviser and/or the Sub-Adviser do not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Premium/Discount Risk. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. The NAV of the Shares will fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of Shares will fluctuate in accordance with changes in NAV and supply and demand on NYSE Arca. The Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Fund’s portfolio trading individually or in the aggregate at any point in time. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. Any of these factors, discussed above and further below, may lead to the Shares trading at a premium or discount to the Fund’s NAV. In addition, because the Fund’s underlying securities trade in markets that are closed when the NYSE Arca (i.e., the exchange that Shares of the Fund trade on) is open, there are likely to be deviations between the current pricing of an underlying security and the closing security’s price (i.e., the last quote from its closed foreign market) resulting in premiums or discounts to NAV that may be greater than those experienced by other ETFs.

Non-Diversified Risk. The Fund is a separate investment portfolio of Market Vectors ETF Trust (the “Trust”), which is an open-end investment company registered under the 1940 Act. The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent that the Index concentrates in a particular sector or sectors or industry or group of industries. The securities of many or all of the companies in the same sector or industry may decline in value due to developments adversely affecting such sector or industry. By concentrating its assets in a particular sector or sectors or industry or group of industries, the Fund is subject to the risk that economic, political or other conditions that have a negative effect on that sector or industry will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

ADDITIONAL RISKS

Risk of Investing in Derivatives. Derivatives are financial instruments whose values are based on the value of one or more reference assets or indicators, such as a security, currency, interest rate, or index. The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Moreover, although the value of a derivative is based on an underlying indicator, a derivative does not carry the same rights as would be the case if the Fund invested directly in the underlying securities.

Derivatives are subject to a number of risks, such as potential changes in value in response to market developments or, in the case of OTC derivatives, as a result of a counterparty’s credit quality and the risk that a derivative transaction may not have the effect the Adviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not achieve the desired correlation with the underlying asset or indicator. Derivative transactions can create investment leverage, may be highly volatile, and the Fund could lose more than the amount it invests. The use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders of the Fund.

Many derivative transactions are entered into OTC (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend, among other factors, on the ability and the willingness of the Fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights

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as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for the Fund’s derivative positions at any time.

Leverage Risk. To the extent that the Fund borrows money or utilizes certain derivatives, it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities.

Absence of Prior Active Market. The Fund is a recently organized series of an investment company. While the Fund’s Shares are listed on NYSE Arca, there can be no assurance that active trading markets for the Shares will be maintained, especially for recently organized funds. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which could cause a material decline in the Fund’s NAV. Van Eck Securities Corporation, the distributor of the Shares (the “Distributor”), does not maintain a secondary market in the Shares. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming directly with the Fund.

AP Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. To the extent that those APs exit the business, or are unable to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, Shares of a Fund may trade like closed-end funds at a discount to NAV and possibly face de-listing.

Trading Issues. Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca’s “circuit breaker” rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

MANAGEMENT OF THE FUND

Board of Trustees. The Board of Trustees of the Trust has responsibility for the general oversight of the management of the Fund, including general supervision of the Adviser and other service providers, but is not involved in the day-to-day management of the Trust. A list of the Trustees and the Trust’s officers, and their present positions and principal occupations, is provided in the Fund’s SAI.

Investment Adviser and Sub-Adviser. Under the terms of an investment management agreement between the Trust and Van Eck Associates Corporation with respect to the Fund (the “Investment Management Agreement”), Van Eck Associates Corporation serves as the adviser to the Fund and, subject to the supervision of the Board of Trustees, will be responsible for overseeing the day-to-day investment management of the Fund. China Asset Management (Hong Kong) Limited acts as investment sub-adviser to the Fund and, subject to the oversight of the Adviser, will be responsible for the day-to-day investment management of the Fund’s assets. China Asset Management (Hong Kong) Limited serves as investment sub-adviser to the Fund pursuant to an investment sub-advisory agreement between the Adviser and the Sub-Adviser (the “Investment Sub-Advisory Agreement”).

As of June 30, 2015, the Adviser managed approximately $30.75 billion in assets. The Adviser has been an investment adviser since 1955 and also acts as adviser or sub-adviser to other mutual funds, ETFs, other pooled investment vehicles and separate accounts. The Adviser’s principal business address is 666 Third Avenue, New York, New York 10017.

The Sub-Adviser was established in September 2008 as a wholly owned subsidiary of China Asset Management Co., Ltd. (“ChinaAMC”). The Sub-Adviser has been licensed by Hong Kong Securities and Futures Commission to engage in asset management activities, dealing in securities and advising on securities. As of June 30, 2015, assets under management were approximately $91.27 billion for ChinaAMC and $5.18 billion for the Sub-Adviser. The Sub-Adviser currently provides both asset management and advisory services to Hong Kong and overseas clients, including institutional mandates from Taiwan, Japan, Korea and Germany. The Sub-Adviser’s principal place of business is 37F, Bank of China Tower, 1 Garden Road, Central, Hong Kong.

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MANAGEMENT OF THE FUND (continued)

A discussion regarding the Board of Trustees’ approval of the Investment Management Agreement and the Investment Sub-Advisory Agreement is available in the Trust’s annual report for the year ended December 31, 2014.

For the services provided to the Fund under the Investment Management Agreement, the Fund will pay the Adviser monthly fees based on a percentage of the Fund’s average daily net assets at the annual rate of 0.40%. From time to time, the Adviser may waive all or a portion of its fee.

Until at least September 1, 2016, the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.50% of its average daily net assets per year. Offering costs excluded from the expense cap are: (a) legal fees pertaining to the Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of the Fund to be listed on an exchange.

The Fund is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, legal, audit and other services, interest, taxes, any distribution fees or expenses, offering fees or expenses and extraordinary expenses. For the services provided and the expenses assumed by the Sub-Adviser pursuant to the Sub-Advisory Agreement, the Adviser (not the Fund) will pay a monthly fee to the Sub-Adviser based on a percentage of the Fund’s average daily net assets managed by the Sub-Adviser.

Manager of Managers Structure. The Adviser and the Trust may rely on an exemptive order (the “Order”) from the SEC that permits the Adviser to enter into investment sub-advisory agreements with unaffiliated sub-advisers without obtaining shareholder approval. The Adviser, subject to the review and approval of the Board of Trustees, may select sub-advisers for the Fund and supervise, monitor and evaluate the performance of each sub-adviser.

The Order also permits the Adviser, subject to the approval of the Board of Trustees, to replace sub-advisers and amend investment sub-advisory agreements, including fees, without shareholder approval whenever the Adviser and the Board of Trustees believe such action will benefit the Fund and its shareholders. The Adviser thus would have the responsibility (subject to the oversight of the Board of Trustees) to recommend the hiring and replacement of sub-advisers as well as the discretion to terminate any sub-adviser and reallocate the Fund’s assets for management among any other sub-adviser(s) and itself. This means that the Adviser would be able to reduce the sub-advisory fees and retain a larger portion of the management fee, or increase the sub-advisory fees and retain a smaller portion of the management fee. The Adviser would compensate each sub-adviser out of its management fee.

Administrator, Custodian and Transfer Agent. Van Eck Associates Corporation is the administrator for the Fund (the “Administrator”), and The Bank of New York Mellon is the custodian of the Fund’s assets and provides transfer agency and fund accounting services to the Fund. The Administrator is responsible for certain clerical, recordkeeping and/or bookkeeping services which are provided pursuant to the Investment Management Agreement.

All of the Fund’s RMB Bonds (including onshore PRC cash deposits and its onshore RMB Bond portfolio) will be held by the PRC sub-custodians. A securities account shall be opened with CSDCC in the joint names of the Sub-Adviser (as the RQFII holder) and the Fund. An RMB cash account shall also be established and maintained with each PRC sub-custodian in the joint names of the Sub-Adviser (as the RQFII holder) and the Fund. Each PRC sub-custodian shall, in turn, have a cash clearing account with CSDCC for trade settlement according to applicable regulations.

Distributor. Van Eck Securities Corporation is the distributor of the Shares. The Distributor will not distribute Shares in less than Creation Units, and does not maintain a secondary market in the Shares. As noted in the section entitled “Shareholder Information—Buying and Selling Exchange-Traded Shares,” the Shares are traded in the secondary market.

PORTFOLIO MANAGERS

Mr. Lai joined the Sub-Adviser in 2011 as a Director and a portfolio manager. Prior to joining the Sub-Adviser, he had been a portfolio manager of Chinese equities in several China domestic and offshore financial institutions since 2002. Mr. Lai received his Master’s degree and Bachelor’s degree from Hong Kong University of Science and Technology.

Mr. Rodilosso has been employed by the Adviser as a portfolio manager since March 2012. Mr. Rodilosso graduated from Princeton University in 1990 with a Bachelor of Arts and from the Wharton School of Business in 1993 with a Masters of Business Administration. Prior to joining the Adviser, Mr. Rodilosso was Managing Director, Global Emerging Markets at The Seaport Group (January 2010 to March 2012), Founding Partner of Soundbrook Capital, LLC (June 2008 to December 2009)

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and Managing Director, Portfolio Manager and Head of Risk Management at Greylock Capital Management (2001 to 2008). Mr. Rodilosso serves as a portfolio manager of other funds of the Trust.

See the Fund’s SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their respective ownership of Shares of the Fund.

SHAREHOLDER INFORMATION

DETERMINATION OF NAV

The NAV per Share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is determined each business day as of the close of trading (ordinarily 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”). Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

The values of the Fund’s portfolio securities are based on the securities’ closing prices on local markets, when available. Due to the time differences between the United States and certain countries in which the Fund invests, securities on these exchanges may not trade at times when Shares of the Fund will trade. In the absence of a last reported sales price, or if no sales were reported, and for other assets for which market quotes are not readily available, values may be based on quotes obtained from a quotation reporting system, established market makers or by an outside independent pricing service. Fixed income securities are normally valued on the basis of quotes from brokers or dealers, established market makers or an outside independent pricing service using data reflecting the earlier closing of the principal markets for those securities. Prices obtained by an outside independent pricing service may use information provided by market makers or estimates of market values obtained from yield data related to investments or securities with similar characteristics and may use a computerized grid matrix of securities and its evaluations in determining what it believes is the fair value of the portfolio securities. Short-term investments having a maturity of 60 days or less are valued at amortized cost. If a market quotation for a security is not readily available or the Adviser believes it does not otherwise accurately reflect the market value of the security at the time the Fund calculates its NAV, the security will be fair valued by the Adviser in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees. The Fund may also use fair value pricing in a variety of circumstances, including but not limited to, situations where the value of a security in the Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. In addition, the Fund currently expects that it will fair value most or all of the foreign securities held by the Fund each day the Fund calculates its NAV. Accordingly, the Fund’s NAV is expected to reflect certain portfolio securities’ fair values rather than their market prices at the time the exchanges on which they principally trade close. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Index. This may adversely affect the Fund’s ability to track the Index. With respect to securities that are principally traded on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

BUYING AND SELLING EXCHANGE-TRADED SHARES

The Shares of the Fund are listed on NYSE Arca. If you buy or sell Shares in the secondary market, you will incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. In times of severe market disruption or low trading volume in the Fund’s Shares, this spread can increase significantly. It is anticipated that the Shares will trade in the secondary market at prices that may differ to varying degrees from the NAV of the Shares. During periods of disruptions to creations and redemptions or the existence of extreme market volatility, the market prices of Shares are more likely to differ significantly from the Shares’ NAV.

The Depository Trust Company (“DTC”) serves as securities depository for the Shares. (The Shares may be held only in book-entry form; stock certificates will not be issued.) DTC, or its nominee, is the record or registered owner of all outstanding Shares. Beneficial ownership of Shares will be shown on the records of DTC or its participants (described below). Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical

21

SHAREHOLDER INFORMATION (continued)

delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, to exercise any rights of a holder of Shares, each beneficial owner must rely on the procedures of: (i) DTC; (ii) “DTC Participants,” i.e., securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC; and (iii) “Indirect Participants,” i.e., brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly, through which such beneficial owner holds its interests. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a beneficial owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes. For more information, see the section entitled “Book Entry Only System” in the Fund’s SAI.

The NYSE Arca is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because non-U.S. exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s Shares.

Market Timing and Related Matters. The Fund imposes no restrictions on the frequency of purchases and redemptions. The Board of Trustees considered the nature of the Fund (i.e., a fund whose shares are expected to trade intra-day), that the Adviser monitors the trading activity of APs for patterns of abusive trading, that the Fund reserves the right to reject orders that may be disruptive to the management of or otherwise not in the Fund’s best interests and that the Fund fair values certain of its securities. Given this structure, the Board of Trustees determined that it is not necessary to impose restrictions on the frequency of purchases and redemptions for the Fund at the present time.

DISTRIBUTIONS

Net Investment Income and Capital Gains. As a shareholder of the Fund, you are entitled to your share of the Fund’s distributions of net investment income and net realized capital gains on its investments. The Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

The Fund typically earns income dividends from stocks and interest from debt securities. These amounts, net of expenses, are typically passed along to Fund shareholders as dividends from net investment income. The Fund realizes capital gains or losses whenever it sells securities. Net capital gains are distributed to shareholders as “capital gain distributions.”

Net investment income, if any, is typically distributed to shareholders monthly while capital gains, if any, are typically distributed to shareholders at least annually. Dividends may be declared and paid more frequently to improve index tracking error or to comply with the distribution requirements of the Internal Revenue Code. In addition, the Fund may determine to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities, as if the Fund owned the underlying investment securities for the entire dividend period, in which case some portion of each distribution may result in a return of capital, which, for tax purposes, is treated as a return of your investment in Shares. Record shareholders will be notified regarding the portion of the distribution which represents a return of capital.

Distributions in cash may be reinvested automatically in additional Shares of the Fund only if the broker through which you purchased Shares makes such option available.

TAX INFORMATION

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund, including the possible application of foreign, state and local taxes. Unless your investment in the Fund is through a tax-exempt entity or tax-deferred retirement account, such as a 401(k) plan, you need to be aware of the possible tax consequences when: (i) the Fund makes distributions, (ii) you sell Shares in the secondary market or (iii) you create or redeem Creation Units.

Taxes on Distributions. As noted above, the Fund expects to distribute net investment income, if any, at least monthly, and any net realized long-term or short-term capital gains, if any, annually. The Fund may also pay a special distribution at any time to comply with U.S. federal tax requirements.

If the Fund fails to distribute on a timely basis with respect to each taxable year at least 90% of its “investment company taxable income” and its net tax-exempt interest income, the Fund would fail to qualify for the special tax treatment applicable to RICs. In such a case, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable

22

income, including its net capital gain, even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be qualified dividend income for non-corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (any of which could be subject to interest charges) before re-qualifying for taxation as a RIC. Additionally, to the extent the Fund does not distribute to shareholders all of its investment company taxable income and net capital gain in a given year, it will be required to pay U.S. federal income tax on the retained income and gains, thereby reducing the Fund’s return.

The Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to the sum of 98% of its ordinary income (taking into account certain deferrals and elections) for the calendar year, 98.2% of its capital gain net income for the twelve months ended October 31 of such year and 100% of any undistributed amounts from the prior years. Although the Fund generally intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax, the Fund may elect to retain a portion of its income and gains, and in such a case, the Fund may be subject to excise tax.

In general, your distributions are subject to U.S. federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. Distributions of net investment income, including any net short-term gains, if any, are generally taxable as ordinary income. Whether distributions of capital gains represent long-term or short-term capital gains is determined by how long the Fund owned the investments that generated them, rather than how long you have owned your Shares. Distributions of net short-term capital gains in excess of net long-term capital losses, if any, are generally taxable as ordinary income. Distributions of net long-term capital gains in excess of net short-term capital losses, if any, that are reported as capital gain dividends are generally taxable as long-term capital gains. Long-term capital gains of non-corporate shareholders are generally taxable at a maximum rate of 15% or 20%, depending on whether the shareholder’s income exceeds certain threshold amounts.

The Fund may receive dividends, the distribution of which the Fund may designate as qualified dividends. In the event that the Fund receives such a dividend and designates the distribution of such dividend as a qualified dividend, the dividend may be taxed at the maximum capital gains rates, provided holding period and other requirements are met at both the shareholder and the Fund level. The Fund does not expect that any of its distributions will be qualified dividends eligible for lower tax rates.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of your investment to the extent of your basis in the Shares, and generally as capital gain thereafter. A return of capital, which for tax purposes is treated as a return of your investment, reduces your basis in Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of Shares. A distribution will reduce the Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an economic standpoint, the distribution may constitute a return of capital.

Special tax rules may change the normal treatment of gains and losses recognized by the Fund if the Fund makes certain investments such as investments in structured notes, swaps, options and futures transactions. Those special tax rules can negatively affect the character, timing and amount of income earned by the Fund (e.g., by causing amounts that would be capital gain to be taxed as ordinary income or to be taken into income earlier than would otherwise be necessary). The Fund may invest in swaps and other derivative instruments that are linked to the performance of RMB Bonds. The U.S. tax treatment of such investments may generally be less efficient than a direct investment in RMB Bonds. Furthermore, the Fund may be required to periodically adjust its positions in these swaps or derivatives to comply with certain regulatory requirements which may further cause these investments to be less efficient than a direct investment in RMB Bonds. In addition, because the application of these special rules may be uncertain, it is possible that the manner in which they are applied by the Fund may be determined to be incorrect. In that event, the Fund may be found to have failed to maintain its qualification as a RIC or to be subject to additional U.S. tax liability.

Dividends, interest and gains from non-U.S. investments of the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may, in some cases, reduce or eliminate such taxes.

If more than 50% of the Fund’s total assets at the end of its taxable year consist of foreign securities, the Fund may elect to “pass through” to its investors certain foreign income taxes paid by the Fund, with the result that each investor will (i) include in gross income, as an additional dividend, even though not actually received, the investor’s pro rata share of the Fund’s foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income),

23

SHAREHOLDER INFORMATION (continued)

subject to certain holding period and other limitations, the investor’s pro rata share of the Fund’s foreign income taxes. This treatment will not apply with respect to amounts the Fund reserves in anticipation of the imposition of Chinese withholding taxes not currently in effect (as discussed above). If these amounts are used to pay any tax liability of the Fund in a later year, they will be treated as paid by the shareholders in such later year, even if they are imposed with respect to income of an earlier year. It is expected that more than 50% of the Fund’s assets will consist of foreign securities.

Backup Withholding. The Fund may be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number or otherwise established a basis for exemption from backup withholding. The backup withholding rate for individuals is currently 28%. This is not an additional tax and may be refunded, or credited against your U.S. federal income tax liability, provided certain required information is furnished to the Internal Revenue Service (“IRS”).

Taxes on the Sale or Cash Redemption of Exchange Listed Shares. Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short term capital gain or loss if held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Shares. The ability to deduct capital losses may be limited. A redemption of a shareholder’s Fund Shares for cash is normally treated as a sale for tax purposes.

Taxes on In-Kind Creations and In-Kind Redemptions of Creation Units. To the extent a person exchanges securities or securities and cash for Creation Units, such person generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of exchange and the sum of the exchanger’s aggregate basis in the securities surrendered and the amount of any cash paid for such Creation Units. A person who exchanges Creation Units for securities or securities and cash will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received and the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of primarily securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging primarily securities for Creation Units or redeeming Creation Units should consult their own tax adviser with respect to whether wash sale rules apply and when a loss might be deductible and the tax treatment of any creation or redemption transaction.

Under current U.S. federal income tax laws, any capital gain or loss realized upon a redemption (or creation) of Creation Units is generally treated as long-term capital gain or loss if the Shares (or securities surrendered) have been held for more than one year and as a short-term capital gain or loss if the Shares (or securities surrendered) have been held for one year or less.

If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you created or sold and at what price.

Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Non-U.S. Shareholders. If you are not a citizen or resident alien of the United States, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business.

As part of the Foreign Account Tax Compliance Act, (“FATCA”), the Fund may be required to withhold 30% on certain types of U.S. sourced income (e.g., dividends, interest, and other types of passive income), and after January 1, 2017, proceeds from the sale or other disposition of property producing U.S. sourced income to (i) foreign financial institutions (“FFIs”), including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain nonfinancial foreign entities (“NFFEs”), unless they certify certain information regarding their direct and indirect U.S. owners. To avoid possible withholding, FFIs will need to enter into agreements with the IRS which state that they will provide the IRS information, including the names, account numbers and balances, addresses and taxpayer identification numbers of U.S. account holders and comply with due diligence procedures with respect to the identification of U.S. accounts as well as agree to withhold tax on certain types of withholdable payments made to non-compliant foreign financial institutions or to applicable foreign account holders who fail to provide the required information to the IRS, or similar account information and required documentation to a local revenue authority, should an applicable intergovernmental agreement be implemented. NFFEs will need to provide certain information regarding each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to the IRS.

24

While some parts of the FATCA rules have not been finalized, the Fund may be subject to the FATCA withholding obligation, and also will be required to perform due diligence reviews to classify foreign entity investors for FATCA purposes. Investors are required to agree to provide information necessary to allow the Fund to comply with the FATCA rules. If the Fund is required to withhold amounts from payments pursuant to FATCA, investors will receive distributions that are reduced by such withholding amounts.

Non-U.S. shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the possible applicability of the U.S. estate tax.

The foregoing discussion summarizes some of the consequences under current U.S. federal income tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your own tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

INDEX PROVIDER

The Index is compiled and calculated by China Central Depository & Clearing Co., Ltd. (the “Index Provider”). All copyright in the Index values and constituent list vests in the Index Provider. The Index Provider does not sponsor, endorse, or promote the Fund and bears no liability with respect to the Fund or any security.

25

CHINABOND CHINA HIGH QUALITY BOND INDEX

The Index is comprised of fixed-rate, RMB-denominated bonds issued in the PRC by Chinese credit, governmental and quasi-governmental (e.g., policy banks) issuers. Chinese credit issuers are generally considered to be issuers of central enterprise bonds, local enterprise bonds, medium-term notes, corporate bonds and railway debt. Credit RMB Bonds must have an issuer rating of AAA or equivalent by one or more of the Chinese local rating agencies recognized by the relevant authorities in the PRC to be included in the Index. China currently has three policy banks, which are state-owned banks responsible for financing economic and trade development and state-invested projects. As of June 30, 2015, the Index was comprised of 1,580 bonds of 281 issuers.

Qualifying bonds must have an amount outstanding of over RMB 15 billion for government bonds (including book-keeping treasury bonds and central bank bills), over RMB 4 billion for policy bank bonds, and over RMB 1 billion for credit bonds (including enterprise bonds, medium-term notes, corporate bonds and railway debt; but excluding commercial papers and convertible bonds). Qualifying bonds must have a term to maturity of over one year, and be traded on the Chinese inter-bank bond market, the Shanghai Stock Exchange and/or the Shenzhen Stock Exchange.

The Index uses a modified market cap weighting methodology.

The Index is calculated and maintained by the Index Provider. Bonds in general are traded over-the-counter and therefore have no single market price. The Index Provider also computes and publishes the price of all PRC bonds in the Index daily.

The Index is rebalanced monthly.

26

LICENSE AGREEMENT AND DISCLAIMERS

The Adviser has entered into a licensing agreement with the Index Provider to use the Index. The Fund is entitled to use the Index pursuant to a sub-licensing arrangement with the Adviser.

The Index is compiled and calculated constructed and maintained by the Index Provider. All copyright in the Index values and constituent list vests in the Index Provider, to which all index indicator data and all index constituent data shall belong.

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FINANCIAL HIGHLIGHTS

The financial highlights tables which follow are intended to help you understand the Fund’s financial performance for the past five years or as indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the Trust’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report, which is available upon request.

28

For a share outstanding throughout each period:

	ChinaAMC China Bond ETF
	For the Period November 10, 2014 (a) through April 30, 2015
Net asset value, beginning of period	$25.00

Income from investment operations:
Net investment income	0.29
Net realized and unrealized loss on investments	(0.12)

Total from investment operations	0.17

Less:
Dividends from net investment income	(0.15)
Return of capital	(0.08)

Total dividends	(0.23)

Net asset value, end of period	$24.94
Total return (b)	0.71	%(d)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$19,955
Ratio of gross expenses to average net assets	1.22	%(c)
Ratio of net expenses to average net assets	0.50	%(c)
Ratio of net expenses, excluding interest expense, to average net assets	0.50	%(c)
Ratio of net investment income to average net assets	2.61	%(c)
Portfolio turnover rate	58	%(d)

(a)	Commencement of operations
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(c)	Annualized
(d)	Not Annualized

29

PREMIUM/DISCOUNT INFORMATION

Information regarding how often the Shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters, as applicable, can be found (when available) at www.marketvectorsetfs.com.

GENERAL INFORMATION

CONTINUOUS OFFERING

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on NYSE Arca is satisfied by the fact that the prospectus is available at NYSE Arca upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

In addition, certain affiliates of the Fund and the Adviser may purchase and resell Fund shares pursuant to this Prospectus.

OTHER INFORMATION

The Trust was organized as a Delaware statutory trust on March 15, 2001. Its Declaration of Trust currently permits the Trust to issue an unlimited number of Shares of beneficial interest. If shareholders are required to vote on any matters, each Share outstanding would be entitled to one vote. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the Fund’s SAI for more information concerning the Trust’s form of organization. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Fund. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Fund.

Dechert LLP serves as counsel to the Trust, including the Fund. Ernst & Young LLP serves as the Trust’s independent registered public accounting firm and will audit the Fund’s financial statements annually.

ADDITIONAL INFORMATION

This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to the Fund’s Shares. Information about the Fund can be reviewed and copied at the SEC’s Public Reference Room and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. The Fund’s Registration Statement, including this Prospectus, the Fund’s SAI and the exhibits may be examined at the offices of

30

GENERAL INFORMATION (continued)

the SEC (100 F Street, NE, Washington, DC 20549) or on the EDGAR database at the SEC’s website (http://www.sec.gov), and copies may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-1520. These documents and other information concerning the Trust also may be inspected at the offices of NYSE Arca (20 Broad Street, New York, New York 10005).

The SAI for the Fund, which has been filed with the SEC, provides more information about the Fund. The SAI for the Fund is incorporated herein by reference and is legally part of this Prospectus. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, when available, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI and the Fund’s annual and semi-annual reports may be obtained without charge by writing to the Fund at Van Eck Securities Corporation, the Fund’s distributor, at 666 Third Avenue, 9th Floor, New York, New York 10017 or by calling the distributor at the following number: Investor Information: 1.888.MKT.VCTR (658-8287).

Shareholder inquiries may be directed to the Fund in writing to 666 Third Avenue, 9th Floor, New York, New York 10017 or by calling 1.888.MKT.VCTR (658-8287).

The Fund’s SAI will be available at www.marketvectorsetfs.com.

(Investment Company Act file no. 811-10325)

31

For more detailed information about the Fund, see the SAI dated September 1, 2015, which is incorporated by reference into this Prospectus. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, when available, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Call Van Eck at 888.MKT.VCTR to request, free of charge, the annual or semi-annual reports, when available, the SAI, or other information about the Fund or to make shareholder inquiries. You may also obtain the SAI or the Fund’s annual or semi-annual reports, when available, by visiting the Van Eck website at www.marketvectorsetfs.com.

Information about the Fund (including the SAI) can also be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 202.551.8090.

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s internet site at http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Transfer Agent: The Bank of New York Mellon SEC Registration Number: 333-123257 1940 Act Registration Number: 811-10325	888.MKT.VCTR
CBONPRO	marketvectorsetfs.com

MARKET VECTORS ETF TRUST

STATEMENT OF ADDITIONAL INFORMATION

Dated September 1, 2015

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectuses dated September 1, 2015 (each a “Prospectus” and, together, the “Prospectuses”) for the Market Vectors ETF Trust (the “Trust”), relating to the series of the Trust listed below, as they may be revised from time to time.

Fund	Principal U.S. Listing Exchange	Ticker
Market Vectors BDC Income ETF	NYSE Arca, Inc.	BIZD®

Market Vectors CEF Municipal Income ETF	NYSE Arca, Inc.	XMPT®
Market Vectors ChinaAMC China Bond ETF	NYSE Arca, Inc.	CBON®
Market Vectors Emerging Markets Aggregate Bond ETF	NYSE Arca, Inc.	EMAG®

Market Vectors Emerging Markets High Yield Bond ETF	NYSE Arca, Inc.	HYEM®
Market Vectors Emerging Markets Local Currency Bond ETF	NYSE Arca, Inc.	EMLC®
Market Vectors Fallen Angel High Yield Bond ETF	NYSE Arca, Inc.	ANGL®
Market Vectors High-Yield Municipal Index ETF	NYSE Arca, Inc.	HYD®
Market Vectors Intermediate Municipal Index ETF	NYSE Arca, Inc.	ITM®
Market Vectors International High Yield Bond ETF	NYSE Arca, Inc.	IHY®
Market Vectors Investment Grade Floating Rate ETF	NYSE Arca, Inc.	FLTR®
Market Vectors Long Municipal Index ETF	NYSE Arca, Inc.	MLN®
Market Vectors Mortgage REIT Income ETF	NYSE Arca, Inc.	MORT®
Market Vectors Preferred Securities ex Financials ETF	NYSE Arca, Inc.	PFXF®
Market Vectors Pre-Refunded Municipal Index ETF	NYSE Arca, Inc.	PRB®

Market Vectors Short High-Yield Municipal Index ETF	NYSE Arca, Inc.	SHYD®

Market Vectors Short Municipal Index ETF	NYSE Arca, Inc.	SMB®
Market Vectors Treasury-Hedged High Yield Bond ETF	NYSE Arca, Inc.	THHY®

A copy of each Prospectus may be obtained without charge by writing to the Trust or the Distributor. The Trust’s address is 666 Third Avenue, 9th Floor, New York, New York 10017. Capitalized terms used herein that are not defined have the same meaning as in the Prospectuses, unless otherwise noted. The audited financial statements, including the financial highlights appearing in the Trust’s Annual Report to shareholders for the fiscal year ended April 30, 2015 and filed electronically with the Securities and Exchange Commission (the “SEC”), are incorporated by reference and made part of this SAI.

MANAGEMENT	30
Investment Adviser and Sub-Adviser	30
The Administrator	33
Custodian and Transfer Agent	33
The Distributor	33
Affiliated Index Provider	34
Other Accounts Managed by the Portfolio Managers	34
Portfolio Manager Compensation	35
Portfolio Manager Share Ownership	36
BROKERAGE TRANSACTIONS	39
BOOK ENTRY ONLY SYSTEM	40
CREATION AND REDEMPTION OF CREATION UNITS	41
General	41
Fund Deposit	41
Procedures for Creation of Creation Units	42
Placement of Creation Orders Using Clearing Process—All Funds Except Market Vectors BDC Income ETF, Market Vectors CEF Municipal Income ETF, Market Vectors Mortgage REIT Income ETF and Market Vectors Preferred Securities ex Financials ETF	44
Placement of Creation Orders Using Clearing Process—Market Vectors BDC Income ETF, Market Vectors CEF Municipal Income ETF, Market Vectors Mortgage REIT Income ETF and Market Vectors Preferred Securities ex Financials ETF	44
Placement of Creation Orders Outside Clearing Process—Domestic Funds	44
Placement of Creation Orders Outside Clearing Process—Foreign Funds	45
Acceptance of Creation Orders	45
Creation Transaction Fee	46
Redemption of Creation Units	46
Redemption Transaction Fee	47
Placement of Redemption Orders Using Clearing Process—All Funds Except Market Vectors BDC Income ETF, Market Vectors CEF Municipal Income ETF, Market Vectors Mortgage REIT Income ETF and Market Vectors Preferred Securities ex Financials ETF	48
Placement of Redemption Orders Using Clearing Process—Market Vectors BDC Income ETF, Market Vectors CEF Municipal Income ETF, Market Vectors Mortgage REIT Income ETF and Market Vectors Preferred Securities ex Financials ETF	48
Placement of Redemption Orders Outside Clearing Process—Domestic Funds	48
Placement of Redemption Orders Outside Clearing Process—Foreign Funds	49
DETERMINATION OF NET ASSET VALUE	66
DIVIDENDS AND DISTRIBUTIONS	68
General Policies	68
DIVIDEND REINVESTMENT SERVICE	68
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS	68

GENERAL DESCRIPTION OF THE TRUST

The Trust is an open-end management investment company. The Trust currently consists of 59 investment portfolios. This SAI relates to eighteen investment portfolios, Market Vectors BDC Income ETF, Market Vectors CEF Municipal Income ETF, Market Vectors ChinaAMC China Bond ETF, Market Vectors Emerging Markets Aggregate Bond ETF, Market Vectors Emerging Markets High Yield Bond ETF, Market Vectors Emerging Markets Local Currency Bond ETF, Market Vectors Fallen Angel High Yield Bond ETF, Market Vectors High-Yield Municipal Index ETF, Market Vectors Intermediate Municipal Index ETF, Market Vectors International High Yield Bond ETF, Market Vectors Investment Grade Floating Rate ETF, Market Vectors Long Municipal Index ETF, Market Vectors Mortgage REIT Income ETF, Market Vectors Preferred Securities ex Financials ETF, Market Vectors Pre-Refunded Municipal Index ETF, Market Vectors Short High-Yield Municipal Index ETF, Market Vectors Short Municipal Index ETF and Market Vectors Treasury-Hedged High Yield Bond ETF (each, a “Fund” and, together, the “Funds”). Each Fund (except for Market Vectors BDC Income ETF, Market Vectors CEF Municipal Income ETF, Market Vectors High-Yield Municipal Index ETF, Market Vectors Intermediate Municipal Index ETF, Market Vectors Long Municipal Index ETF, Market Vectors Short Municipal Index ETF, Market Vectors Emerging Markets High Yield Bond ETF, Market Vectors Fallen Angel High Yield Bond ETF and Market Vectors International High Yield Bond ETF) is classified as a non-diversified management investment company under the Investment Company Act of 1940, as amended (“1940 Act”), and, as a result, is not required to meet certain diversification requirements under the 1940 Act. Market Vectors BDC Income ETF, Market Vectors CEF Municipal Income ETF, Market Vectors High-Yield Municipal Index ETF, Market Vectors Intermediate Municipal Index ETF, Market Vectors Long Municipal Index ETF, Market Vectors Short Municipal Index ETF, Market Vectors Emerging Markets High Yield Bond ETF, Market Vectors Fallen Angel High Yield Bond ETF and Market Vectors International High Yield Bond ETF are classified as diversified management investment companies under the 1940 Act. The Trust was organized as a Delaware statutory trust on March 15, 2001. The shares of each Fund are referred to herein as “Shares.”

The Funds offer and issue Shares at their net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). Similarly, Shares are redeemable by the Funds only in Creation Units, and for Market Vectors BDC Income ETF, Market Vectors CEF Municipal Income ETF, Market Vectors Emerging Markets High Yield Bond ETF, Market Vectors Fallen Angel High Yield Bond ETF, Market Vectors Investment Grade Floating Rate ETF, Market Vectors Mortgage REIT Income ETF, Market Vectors Preferred Securities ex Financials ETF, Market Vectors High-Yield Municipal Index ETF, Market Vectors Intermediate Municipal Index ETF, Mark Vectors Long Municipal Index ETF, Market Vectors Pre-Refunded Municipal Index ETF, Market Vectors Short High-Yield Municipal Index ETF and Market Vectors Short Municipal Index ETF in exchange for specified securities included in each Fund’s Index (defined herein). Creation Units of Market Vectors Emerging Markets Aggregate Bond ETF, Market Vectors Emerging Markets Local Currency Bond ETF, Market Vectors International High Yield Bond ETF and Market Vectors Treasury-Hedged High Yield Bond ETF are issued and redeemed partially for cash and partially in exchange for specified securities included in each Fund’s Index. Creation Units of Market Vectors ChinaAMC China Bond ETF are issued and redeemed principally for cash. The Shares of the Funds are listed on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”) and trade in the secondary market at market prices that may differ from the Shares’ NAV. A Creation Unit consists of 50,000 Shares (with respect to Market Vectors BDC Income ETF, Market Vectors CEF Municipal Income ETF, Market Vectors Emerging Markets Aggregate Bond ETF, Market Vectors Fallen Angel High Yield Bond ETF, Market Vectors Mortgage REIT Income ETF and Market Vectors Preferred Securities ex Financials ETF), 100,000 Shares (with respect to Market Vectors ChinaAMC China Bond ETF, Market Vectors High-Yield Municipal Index ETF, Market Vectors Intermediate Municipal Index ETF, Market Vectors Investment Grade Floating Rate ETF, Market Vectors Long Municipal Index ETF, Market Vectors Pre-Refunded Municipal Index ETF, Market Vectors Short High-Yield Municipal Index ETF, Market Vectors Short Municipal Index ETF and Market Vectors Treasury-Hedged High Yield Bond ETF) and 200,000 Shares (with respect to Market Vectors Emerging Markets High Yield Bond ETF, Market Vectors Emerging Markets Local Currency Bond ETF and Market Vectors International High Yield Bond ETF) of a Fund.

The Trust reserves the right to permit or require a “cash” option for creations and redemptions of Shares of a Fund (subject to applicable legal requirements) to the extent such Shares are not created and redeemed in cash.

INVESTMENT POLICIES AND RESTRICTIONS

General

Market Vectors CEF Municipal Income ETF is a “fund of funds,” meaning that it invests all or a portion of its assets in other funds (the “Underlying Funds”). The performance of Market Vectors CEF Municipal Income ETF is dependent on the performance of the Underlying Funds. Market Vectors CEF Municipal Income ETF will be subject to the risks of the Underlying Funds’ investments. Because the investment characteristics of Market Vectors CEF Municipal Income ETF will correspond directly to those of the Underlying Funds, the following applies to both Market Vectors CEF Municipal Income ETF and the Underlying Funds, as applicable, and except where otherwise indicated, references in this SAI to a “Fund,” “Funds” or “Market Vectors CEF Municipal Income ETF” include Market Vectors CEF Municipal Income ETF and the Underlying Funds, as applicable.

Market Vectors BDC Income ETF, Market Vectors Mortgage REIT Income ETF and Market Vectors Preferred Securities ex Financials ETF are each defined as an “Equity Income Fund” and collectively as the “Equity Income Funds.” Market Vectors CEF Municipal Income ETF, Market Vectors ChinaAMC China Bond ETF, Market Vectors Emerging Markets Aggregate Bond ETF, Market Vectors Emerging Markets High Yield Bond ETF, Market Vectors Emerging Markets Local Currency Bond ETF, Market Vectors Fallen Angel High Yield Bond ETF, Market Vectors High-Yield Municipal Index ETF, Market Vectors Intermediate Municipal Index ETF, Market Vectors International High Yield Bond ETF, Market Vectors Investment Grade Floating Rate ETF, Market Vectors Long Municipal Index ETF, Market Vectors Pre-Refunded Municipal Index ETF, Market Vectors Short High-Yield Municipal Index ETF, Market Vectors Short Municipal Index ETF and Market Vectors Treasury-Hedged High Yield Bond ETF are each defined as a “Fixed Income Fund” and collectively as the “Fixed Income Funds.”

Municipal Securities

Market Vectors High-Yield Municipal Index ETF, Market Vectors Intermediate Municipal Index ETF, Market Vectors Long Municipal Index ETF, Market Vectors Pre-Refunded Municipal Index ETF, Market Vectors Short High-Yield Municipal Index ETF and Market Vectors Short Municipal Index ETF (collectively, the “Municipal Funds”) and Market Vectors CEF Municipal Income ETF and/or the Underlying Funds, may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Municipal securities share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities which each Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor). In addition, each Fund may invest in lease obligations. Lease obligations may take the form of a lease or an installment purchase contract issued by public authorities to acquire a wide variety of equipment and facilities. The securities of state and municipal governments and their political subdivisions are not considered to be issued by members of any industry.

Short Sales

Market Vectors Treasury-Hedged High Yield Bond ETF may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder. When Market Vectors Treasury-Hedged High Yield Bond ETF makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. Market Vectors Treasury-Hedged High Yield Bond ETF may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.

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Market Vectors Treasury-Hedged High Yield Bond ETF secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to uncovered short positions, Market Vectors Treasury-Hedged High Yield Bond ETF is required to deposit similar collateral with its custodian, if necessary, to the extent that the value of both collateral deposits in the aggregate is at all times equal to at least 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within 90 days without restriction other than the payment of money). Depending on arrangements made with the broker-dealer from which Market Vectors Treasury-Hedged High Yield Bond ETF borrowed the security, regarding payment received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

Because making short sales in securities that it does not own exposes Market Vectors Treasury-Hedged High Yield Bond ETF to the risks associated with those securities, such short sales involve speculative exposure risk. Market Vectors Treasury-Hedged High Yield Bond ETF will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Market Vectors Treasury-Hedged High Yield Bond ETF will realize a gain on a short sale if the security declines in price between those dates. There can be no assurance that Market Vectors Treasury-Hedged High Yield Bond ETF will be able to close out a short sale position at any particular time or at an acceptable price.

Market Vectors Treasury-Hedged High Yield Bond ETF may also make short sales “against the box” without being subject to such limitations. In a short sale “against-the-box,” at the time of the sale, Market Vectors Treasury-Hedged High Yield Bond ETF owns or has the immediate and unconditional right to acquire the identical security at no additional cost. If Market Vectors Treasury-Hedged High Yield Bond ETF makes a short sale against the box, the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, Market Vectors Treasury-Hedged High Yield Bond ETF will deposit in escrow in a separate account with the custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. Market Vectors Treasury-Hedged High Yield Bond ETF can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

Repurchase Agreements

The Funds may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from their excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker’s acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument.

In these repurchase agreement transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value at least equal to the value of the repurchase agreement and are held by the Trust’s custodian bank until repurchased. In addition, the Trust’s Board of Trustees (“Board” or “Trustees”) has established guidelines and standards for review of the creditworthiness of any bank, broker or dealer counterparty to a repurchase agreement with each Fund. No more than an aggregate of 15% of each Fund’s net assets will be invested in repurchase agreements having maturities longer than seven days.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Funds may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral not within the control of a Fund and, therefore, the Fund may incur delays in

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disposing of the security and/or may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Futures Contracts and Options

Futures contracts generally provide for the future sale by one party and purchase by another party of a specified instrument, index or commodity at a specified future time and at a specified price. Stock or bond index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the stock or bond index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges. The Funds may use futures contracts and options on futures contracts based on other indexes or combinations of indexes that Van Eck Associates Corporation (the “Adviser”) believes to be representative of each Fund’s respective benchmark index (each, an “Index”).

An option is a contract that provides the holder the right to buy or sell shares or other assets at a fixed price, within a specified period of time. An American call option gives the option holder the right to buy the underlying security from the option writer at the option exercise price at any time prior to the expiration of the option. A European call option gives the option holder the right to buy the underlying security from the option writer only on the option expiration date. An American put option gives the option holder the right to sell the underlying security to the option writer at the option exercise price at any time prior to the expiration of the option. A European put option gives the option holder the right to sell the underlying security to the option writer at the option exercise price only on the option expiration date.

Although futures contracts (other than cash settled futures contracts including most stock or bond index futures contracts) by their terms call for actual delivery or acceptance of the underlying instrument or commodity, in most cases the contracts are closed out before the maturity date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (buying the same contract which was previously sold or selling the same contract previously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying instrument or commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements that are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required.

Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn interest income on their margin deposits.

The Funds may use futures contracts and options thereon, together with positions in cash and money market instruments, to simulate full investment in each Fund’s respective Index. Under such circumstances, the Adviser and/or Sub-Adviser (as defined below) (with respect to Market Vectors ChinaAMC China Bond ETF) may seek to utilize other instruments that it believes to be correlated to each Fund’s respective Index components or a subset of the components. Liquid futures contracts may not be currently available for the Index of each Fund.

Positions in futures contracts and options may be closed out only on an exchange that provides a secondary market therefor. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, the Funds would continue to be required to make daily cash payments to

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maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Funds may be required to make delivery of the instruments underlying futures contracts they have sold.

The Funds will seek to minimize the risk that they will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock or bond index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit.

Utilization of futures transactions by the Funds involves the risk of imperfect or even negative correlation to each Fund’s respective Index if the index underlying the futures contracts differs from the Index. There is also the risk of loss by the Funds of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract or option.

Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

Except as otherwise specified in the Funds’ Prospectus or this SAI, there are no limitations on the extent to which the Funds may engage in transactions involving futures and options thereon. The Funds will take steps to prevent their futures positions from “leveraging” their securities holdings. When a Fund has a long futures position, it will maintain with its custodian bank, cash or liquid securities having a value equal to the notional value of the contract (less any margin deposited in connection with the position). When a Fund has a short futures position, the Fund will maintain with its custodian bank assets substantially identical to those underlying the contract or cash and liquid securities (or a combination of the foregoing) having a value equal to the net obligation of the Fund under the contract (less the value of any margin deposits in connection with the position).

Swaps

Over-the-counter (“OTC”) swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value or level of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset, usually a rate interest. Although OTC swap agreements entail the risk that a party will default on its payment obligations thereunder, each Fund seeks to reduce this risk generally by receiving (or paying) collateral daily and entering into agreements that involve payments no less frequently than quarterly. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust’s custodian bank.

Certain Funds may enter into interest rate swaps and credit default swaps. Interest rate swaps are typically exchange-tradedcontracts in which a party agrees to make periodic payments on certain referenced interest rates (e.g., a fixed rate and a floating rate) applied to a specified notional amount. A credit default swap on a security is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. Credit default swaps referencing fixed income indices are generally traded on exchanges. Certain Funds may enter into credit default swap agreements either as a buyer or a seller. A Fund may buy protection to attempt to mitigate the risk of default or credit quality deterioration in one or more of its individual holdings or in a segment of the fixed income securities market to which it has exposure, or to take a “short” position in individual bonds or market

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segments which it does not own. A Fund may sell protection in an attempt to gain exposure to the credit quality characteristics of particular bonds or market segments without investing directly in those bonds or market segments. As the protection seller in a credit default swap, a Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap.

The use of such swap agreements involves certain risks. For example, if the counterparty under an OTC swap agreement defaults on its obligation to make payments due from it as a result of its bankruptcy or otherwise, the Funds may lose such payments altogether or collect only a portion thereof, which collection could involve costs or delays.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory developments require the clearing and exchange-trading of certain standardized OTC derivative instruments that the Commodity Futures Trading Commission (“CFTC”) and Securities and Exchange Commission (“SEC”) defined as “swaps” and “security-based swaps,” respectively. Mandatory exchange-trading and clearing is occurring on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing and exchange trading. In a cleared swap, a Fund’s ultimate counterparty is a central clearinghouse rather than a swap dealer, bank or other financial institution. A Fund enters into cleared swaps through an executing broker. Such transactions are then submitted for clearing and, if cleared, will be held at regulated futures commission merchants (“FCMs”) that are members of the clearinghouse that serves as the central counterparty. When a Fund enters into a cleared swap, it must deliver to the central counterparty (via an FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by a Fund or may be received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the price of the underlying reference asset subject to the swap agreement. At the conclusion of the term of the swap agreement, if a Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If a Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If a Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

Central clearing is designed to reduce counterparty credit risk compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a swap contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers or central counterparty’s clearing members. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Certain swaps have begun trading on exchanges called swap execution facilities. Exchange-trading is expected to increase liquidity of swaps trading.

In addition, with respect to cleared swaps, a Fund may not be able to obtain as favorable terms as it would be able to negotiate for an uncleared swap. In addition, an FCM may unilaterally impose position limits or additional margin requirements for certain types of swaps in which a Fund may invest. Central counterparties and FCMs generally can require termination of existing cleared swap transactions at any time, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Margin requirements for cleared swaps vary on a number of factors, and the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar uncleared swap. However, regulators are expected to adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could change this comparison.

The Funds are also subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the central counterparty would void the trade. Before a Fund can enter into a new trade, market conditions may become less favorable to the Fund.

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The Adviser will continue to monitor developments regarding trading and execution of cleared swaps on exchanges, particularly to the extent regulatory changes affect a Fund’s ability to enter into swap agreements and the costs and risks associated with such investments.

Warrants and Subscription Rights

Warrants are equity securities in the form of options issued by a corporation which give the holder the right, but not the obligation, to purchase stock, usually at a price that is higher than the market price at the time the warrant is issued. A purchaser takes the risk that the warrant may expire worthless because the market price of the common stock fails to rise above the price set by the warrant.

Currency Forwards

A currency forward transaction is a contract to buy or sell a specified quantity of currency at a specified date in the future at a specified price which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Currency forward contracts may be used to increase or reduce exposure to currency price movements.

The use of currency forward transactions involves certain risks. For example, if the counterparty under the contract defaults on its obligation to make payments due from it as a result of its bankruptcy or otherwise, a Fund may lose such payments altogether or collect only a portion thereof, which collection could involve costs or delays.

Convertible Securities

A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Structured Notes

A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Depending on the factor(s) used and the use of multipliers or deflators, changes in interest rates and movement of such factor(s) may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note.

Participation Notes

Participation notes (“P-Notes”) are issued by banks or broker-dealers and are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes can have the characteristics or take the form of various instruments, including, but not limited to, certificates or warrants. The holder of a P-Note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with the

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underlying security. However, the holder of a P-Note generally does not receive voting rights as it would if it directly owned the underlying security. P-Notes constitute direct, general and unsecured contractual obligations of the banks or broker-dealers that issue them, which therefore subject a Fund to counterparty risk, as discussed below. Investments in P-Notes involve certain risks in addition to those associated with a direct investment in the underlying foreign securities or foreign securities markets whose return they seek to replicate. For instance, there can be no assurance that the trading price of a P-Note will equal the value of the underlying foreign security or foreign securities market that it seeks to replicate. As the purchaser of a P-Note, a Fund is relying on the creditworthiness of the counterparty issuing the P-Note and has no rights under a P-Note against the issuer of the underlying security. Therefore, if such counterparty were to become insolvent, a Fund would lose its investment. The risk that a Fund may lose its investments due to the insolvency of a single counterparty may be amplified to the extent the Fund purchases P-Notes issued by one issuer or a small number of issuers. P-Notes also include transaction costs in addition to those applicable to a direct investment in securities. In addition, a Fund’s use of P-Notes may cause the Fund’s performance to deviate from the performance of the portion of the Index to which the Fund is gaining exposure through the use of P-Notes.

Due to liquidity and transfer restrictions, the secondary markets on which P-Notes are traded may be less liquid than the markets for other securities, which may lead to the absence of readily available market quotations for securities in a Fund’s portfolio and may cause the value of the P-Notes to decline. The ability of a Fund to value its securities becomes more difficult and the Adviser’s judgment in the application of fair value procedures may play a greater role in the valuation of a Fund’s securities due to reduced availability of reliable objective pricing data. Consequently, while such determinations will be made in good faith, it may nevertheless be more difficult for a Fund to accurately assign a daily value to such securities.

Future Developments

The Funds may take advantage of opportunities in the area of options, futures contracts, options on futures contracts, warrants, swaps and any other investments which are not presently contemplated for use or which are not currently available, but which may be developed, to the extent such investments are considered suitable for a Fund by the Adviser or the Sub-Adviser (defined below).

Investment Restrictions

The Trust has adopted the following investment restrictions as fundamental policies with respect to each Fund, unless otherwise noted. These restrictions cannot be changed without the approval of the holders of a majority of each Fund’s outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of a Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Under these restrictions:

1.	Each Fund may not make loans, except that a Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan or participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies;

2.	Each Fund may not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;

3.	Each Fund may not issue senior securities except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;

4.	Market Vectors BDC Income ETF, Market Vectors CEF Municipal Income ETF, Market Vectors High-Yield Municipal Index ETF, Market Vectors Intermediate Municipal Index ETF, Market Vectors Long Municipal Index ETF, Market Vectors Short Municipal Index ETF, Market Vectors

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Emerging Markets High Yield Bond ETF, Market Vectors Fallen Angel High Yield Bond ETF and Market Vectors International High Yield Bond ETF may not invest in a manner inconsistent with its classification as a “diversified company” as provided by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time;

5.	Each Municipal Fund (except Market Vectors Short High-Yield Municipal Index ETF) may not purchase a security (other than obligations of the U.S. Government, its agencies or instrumentalities) if, as a result, 25% or more of its total assets would be invested in a single issuer;

6.	Each Fund may not purchase or sell real estate, except that a Fund may (i) invest in securities of issuers that invest in real estate or interests therein; (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; and (iii) hold and sell real estate acquired by the Fund as a result of the ownership of securities;

7.	Each Fund may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities or in connection with its investments in other investment companies;

8.	Each Fund may not purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments and may invest in securities or other instruments backed by commodities; and

9.	Each Fund (except Market Vectors BDC Income ETF and Market Vectors Mortgage REIT Income ETF) may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry, except that the Fund may invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries if the index that the Fund replicates concentrates in an industry or group of industries. This limit does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. With respect to Market Vectors BDC Income ETF and Market Vectors Mortgage REIT Income ETF, the Fund may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry, except that the Fund will invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries if the index that the Fund replicates concentrates in an industry or group of industries. This limit does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

In addition, each Municipal Fund has adopted a fundamental investment policy to invest at least 80% of its assets in investments suggested by its name. For purposes of this policy, the term “assets” means net assets plus the amount of borrowings for investment purposes. Market Vectors CEF Municipal Income ETF has adopted a fundamental investment policy to invest at least 80% of its total assets in investments the income from which is exempt from U.S. federal income tax (other than federal alternative minimum tax (“AMT”)). Market Vectors CEF Municipal Income ETF may count securities that generate income subject to the AMT toward the 80% investment requirement.

In addition to the investment restrictions (and with respect to the Municipal Funds and Market Vectors CEF Municipal Income ETF, the applicable policy) adopted as fundamental policies as set forth above, each Fund observes the following restrictions, which may be changed by the Board without a shareholder vote. Under these restrictions:

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1.	Each Fund (except Market Vectors Short High-Yield Municipal Index ETF) will not invest in securities which are “illiquid” securities, including repurchase agreements maturing in more than seven days and options traded over-the-counter, if the result is that more than 15% of a Fund’s net assets would be invested in such securities. Market Vectors Short High-Yield Municipal Index ETF will not invest in securities or other assets which are “illiquid,” including repurchase agreements maturing in more than seven days and options traded over-the-counter, if the result is that more than 15% of the Fund’s net assets would be invested in such assets.

2.	Each Fund will not (except Market Vectors Treasury-Hedged High Yield Bond ETF) make short sales of securities.

3.	Each Fund will not purchase any security on margin, except for such short-term loans as are necessary for clearance of securities transactions. The deposit or payment by a Fund or initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

4.	Each Fund (except Market Vectors ChinaAMC China Bond ETF) will not participate in a joint or joint-and-several basis in any trading account in securities, although transactions for the Funds and any other account under common or affiliated management may be combined or allocated between a Fund and such account.

5.	Each Fund will not purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act, although a Fund (except Market Vectors BDC Income ETF and Market Vectors CEF Municipal Income ETF) may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. Market Vectors BDC Income ETF and Market Vectors CEF Municipal Income ETF will not purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

In addition to the fundamental and non-fundamental investment restrictions set forth above, each of Market Vectors Emerging Markets High Yield Bond ETF, Market Vectors Emerging Markets Local Currency Bond ETF, Market Vectors International High Yield Bond ETF and Market Vectors Preferred Securities ex Financials ETF observes the following additional restrictions, which may be changed by the Board without a shareholder vote: under normal market conditions (i) any borrowings by the Fund will be on a temporary basis and will not exceed 10% of the Fund’s net assets; and (ii) the Fund’s investments in the securities of other pooled investment vehicles will not exceed 10% of the Fund’s net assets. For purposes of restriction (ii), real estate investment trusts are not considered to be pooled investment vehicles.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid securities described above in fundamental restriction 2 and non-fundamental restriction 1, respectively, will be continuously complied with.

Each Fixed Income Fund may invest its remaining assets in securities not included in its respective Index, municipal bonds (with respect to Market Vectors CEF Municipal Income ETF), money market instruments or funds which reinvest exclusively in money market instruments, in bonds that are in the relevant market but not the Fund’s respective Index, and/or in combinations of certain bond index futures contracts, options on such futures contracts, bond options, bond index options, options on the Shares, and bond index swaps and swaptions, each with a view towards providing each Fund with exposure to the securities in its respective Index.

Each Equity Income Fund may invest its remaining assets in securities not included in its respective Index, money market instruments or funds which reinvest exclusively in money market instruments, in stocks that are in the relevant market but not its Index, and/or in combinations of certain stock index futures contracts, options on such futures contracts, stock options, stock index options, options on the Shares, and stock index swaps and swaptions, each with a view towards providing each Fund with exposure to the securities in its respective Index.

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These investments may be made to invest uncommitted cash balances or, in limited circumstances, to assist in meeting shareholder redemptions of Creation Units. Each Fund also will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock or bond market declines.

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SPECIAL CONSIDERATIONS AND RISKS

A discussion of the risks associated with an investment in each Fund is contained in each Fund’s Prospectus under the headings “Summary Information—Principal Risks of Investing in the Fund” with respect to the applicable Fund, and “Additional Information About the Funds’ Investment Strategies and Risks—Risks of Investing in the Funds.” The discussion below supplements, and should be read in conjunction with, such sections of each Fund’s Prospectus.

General

Investment in each Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors.

An investment in each Fixed Income Fund should also be made with an understanding of the risks inherent in an investment in fixed income securities. An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the values of “floating-rate” or “variable-rate” bonds generally fluctuate less in response to market interest rate movements than the value of similar fixed rate bonds. The Fixed Income Funds may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).

An investment in each Equity Income Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises. Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding. In the event that the securities in an Equity Income Fund’s Index are not listed on a national securities exchange, the principal trading market for some may be in the over the counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of an Equity Income Fund’s Shares will be adversely affected if trading markets for an Equity Income Fund’s portfolio securities are limited or absent or if bid/ask spreads are wide.

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Shares of each Equity Income Fund are subject to the risks of an investment in a portfolio of equity securities in an economic sector or industry in which each Equity Income Fund’s respective Index is highly concentrated. In addition, because it is the policy of each Equity Income Fund to generally invest in the securities that comprise the Fund’s respective Index, the portfolio of securities held by each Equity Income Fund (“Fund Securities”) also will be concentrated in that economic sector or industry.

The Funds are not actively managed by traditional methods, and therefore the adverse financial condition of any one issuer will not result in the elimination of its securities from the securities held by a Fund unless the securities of such issuer are removed from its respective Index.

An investment in each Fund should also be made with an understanding that the Fund will not be able to replicate exactly the performance of its respective Index because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities and other Fund expenses, whereas such transaction costs and expenses are not included in the calculation of its respective Index. In addition, certain Funds’ use of a representative sampling approach may cause each such Fund to not be as well correlated with the return of its respective Index as would be the case if the Fund purchased all of the securities in its respective Index in the proportions represented in such Index. The risk of non-correlation may be higher than other exchange-traded funds which utilize a sampling approach to the extent that a Fund invests a portion of its assets in securities that have economic characteristics that are substantially identical to the securities comprising its respective Index, but which are not included in such Index. It is also possible that for periods of time, a Fund may not fully replicate the performance of its respective Index due to the temporary unavailability of certain Index securities in the secondary market or due to other extraordinary circumstances. It is also possible that the composition of each Fund may not exactly replicate the composition of its respective Index if the Fund has to adjust its portfolio holdings in order to continue to qualify as a “regulated investment company” under the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), or, in the case of Market Vectors BDC Income ETF, to comply with the provisions of the 1940 Act that limit the amount the Fund and its affiliates, in the aggregate, can invest in any one business development company (“BDC”).

Regulatory developments affecting the exchange-traded and OTC derivatives markets may impair a Fund’s ability to manage or hedge its investment portfolio through the use of derivatives. The Dodd-Frank Act and the rules promulgated thereunder may limit the ability of a Fund to enter into one or more exchange-traded or OTC derivatives transactions.

All Funds (except for Market Vectors BDC Income ETF, Market Vectors CEF Municipal Income ETF, Market Vectors Mortgage REIT Income ETF and Market Vectors Preferred Securities ex Financials ETF). The Trust, on behalf of the Funds, has filed a notice of eligibility with the National Futures Association claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) pursuant to CFTC Regulation 4.5, as promulgated under the Commodity Exchange Act (“CEA”), with respect to the Funds’ operations. Therefore, neither the Funds nor the Adviser (with respect to the Funds) is subject to registration or regulation as a commodity pool or CPO under the CEA. If a Fund becomes subject to these requirements, a Fund may incur additional compliance and other expenses.

Each Fund’s use of derivatives may also be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company for U.S. federal income tax purposes.

With respect to investments in swap transactions, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests under the amended regulations in order to claim an exemption from being considered a “commodity pool” or CPO. First, the aggregate initial margin and premiums required to establish an investment company’s positions in such investments may not exceed five percent (5%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and

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derivatives markets. In the event that the Adviser is required to register as a CPO, the disclosure and operations of the Funds would need to comply with all applicable CFTC regulations. Compliance with these additional registration and regulatory requirements would increase operational expenses. Other potentially adverse regulatory initiatives could also develop.

Market Vectors BDC Income ETF, Market Vectors CEF Municipal Income ETF, Market Vectors Mortgage REIT Income ETF and Market Vectors Preferred Securities ex Financials ETF only. Each of Market Vectors BDC Income ETF, Market Vectors CEF Municipal Income ETF, Market Vectors Mortgage REIT Income ETF and Market Vectors Preferred Securities ex Financials ETF has claimed a temporary exemption from the definition of the term CPO under the CEA, and therefore, is not currently subject to registration or regulation as commodity pools under the CEA. When the temporary exemption expires, to the extent Market Vectors BDC Income ETF, Market Vectors CEF Municipal Income ETF, Market Vectors Mortgage REIT Income ETF or Market Vectors Preferred Securities ex Financials ETF are not otherwise eligible to claim an exclusion from CFTC regulation, Market Vectors BDC Income ETF, Market Vectors CEF Municipal Income ETF, Market Vectors Mortgage REIT Income ETF or Market Vectors Preferred Securities ex Financials ETF, as applicable, may determine to operate subject to CFTC regulation and may incur additional expenses.

Specific Risks Applicable to the Municipal Funds and Market Vectors CEF Municipal Income ETF

Municipal Securities Risk. The market for municipal bonds may be less liquid than for taxable bonds. There may also be less information available on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for each Fund to value accurately than securities of public corporations. Since each Fund invests a significant portion of its portfolio in municipal securities, each Fund’s portfolio may have greater exposure to liquidity risk than a fund that invests in non-municipal securities.

Municipal securities may include revenue bonds, which are generally backed by revenue from a specific project or tax. The issuer of a revenue bond makes interest and principal payments from revenues generated from a particular source or facility, such as a tax on particular property or revenues generated from a municipal water or sewer utility or an airport. Revenue bonds generally are not backed by the full faith and credit and general taxing power of the issuer.

Some longer-term municipal securities give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request – usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Fund would hold the longer-term security, which could experience substantially more volatility.

Municipal securities are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

Prices and yields on municipal securities are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Available information about the financial condition of an issuer of municipal securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. As a result, municipal securities may be more difficult to value than securities of public corporations.

Lease Obligations Risk. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is

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appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing “nonappropriation” clauses are dependent on future legislative actions. If these legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property. In such circumstances, a Fund might not recover the full principal amount of the obligation.

Tobacco Bond Risk. Tobacco settlement revenue bonds are generally neither general nor legal obligations of a state or any of its political subdivisions and neither the full faith and credit nor the taxing power nor any other assets or revenues of a state or of any political subdivision will be pledged to the payment of any such bonds. In addition, tobacco companies’ profits from the sale of tobacco products are inherently variable and difficult to estimate. There can be no guarantee that tobacco companies will earn enough revenues to cover the payments due under tobacco bonds. The revenues of tobacco companies may be adversely affected by the adoption of new legislation and/or by litigation.

Education Bond Risk. In general, there are two types of education-related bonds: those issued to finance projects for public and private colleges and universities, and those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline, primarily the result of decreasing student enrollment or decreasing state and federal funding. Among the factors that may lead to declining or insufficient revenues are restrictions on students’ ability to pay tuition, availability of state and federal funding, and general economic conditions. Student loan revenue bonds are generally offered by state (or sub-state) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.

Electric Utilities Bond Risk. The electric utilities industry has been experiencing, and will continue to experience, increased competitive pressures. Federal legislation may open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel; (b) the availability and cost of capital; (c) the effects of conservation on energy demand; (d) the effects of rapidly changing environmental, safety and licensing requirements, and other federal, state and local regulations, (e) timely and sufficient rate increases and governmental limitations on rates charged to customers; (f) the effects of opposition to nuclear power; (h) increases in operating costs; and (i) obsolescence of existing equipment, facilities and products.

Housing Bond Risk. Housing revenue bonds are generally issued by a state, county, city, local housing authority or other public agency. They generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions and changes to current laws and regulations.

Transportation Bond Risk. Transportation debt may be issued to finance the construction of airports, toll roads, highways or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation. Municipal securities that are issued to finance a

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particular transportation project often depend solely on revenues from that project to make principal and interest payments. Adverse conditions and developments affecting a particular project may result in lower revenues to the issuer of the municipal securities.

Water and Sewer Bond Risk. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer’s importance, monopoly status and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation, and federal environmental mandates are challenges faced by issuers of water and sewer bonds.

Industrial Development Bond Risk. Industrial developments bonds are revenue bonds issued by or on behalf of public authorities to obtain funds to finance various public and/or privately operated facilities, including those for business and manufacturing, housing, sports, pollution control, airport, mass transit, port and parking facilities. These bonds are normally secured only by the revenues from the project and not by state or local government tax payments. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. Payment of interest on and repayment of principal of such bonds are the responsibility of the user and/or any guarantor. These bonds are subject to a wide variety of risks, many of which relate to the nature of the specific project. Generally, the value and credit quality of these bonds are sensitive to the risks related to an economic slowdown.

Resource Recovery Bond Risk. Resource recovery bonds are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation is involved, at least during the construction phase, and the revenue stream is secured by fees or rents paid by municipalities for use of the facilities. These bonds are normally secured only by the revenues from the project and not by state or local government tax receipts. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. The viability of a resource recovery project, environmental protection regulations, and project operator tax incentives may affect the value and credit quality of resource recovery bonds.

Special Tax Bond Risk. Special tax bonds are usually backed and payable through a single tax, or series of special taxes such as incremental property taxes. The failure of the tax levy to generate adequate revenue to pay the debt service on the bonds may cause the value of the bonds to decline. Adverse conditions and developments affecting a particular project may result in lower revenues to the issuer of the municipal securities, which may adversely affect the value of a Fund’s portfolio.

Health Care Bond Risk. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state and local governmental agencies. A major source of revenues for the health care industry is payments from Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may also affect the industry and the value and credit quality of health care bonds, such as general and local economic conditions, demand for services, expenses (including malpractice insurance premiums) and competition among health care providers. The following elements may adversely affect health care facility operations: the implementation of national and/or state-specific health insurance exchanges; other national, state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services; and increases and decreases in the cost and availability of medical products.

Tax Risks. As with any investment, you should consider how your investment in Shares of a Fund will be taxed. The tax information in the Prospectus and SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares of a Fund.

There is no guarantee that a Fund’s income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after a Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for U.S. federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by a Fund to its

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shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

Municipal Market Disruption Risk. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a municipal fund’s distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund’s holdings would be affected. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Funds’ municipal securities in the same manner. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a Fund.

RQFII Program Risk (Market Vectors ChinaAMC China Bond ETF Only)

The Adviser allocates a portion of Market Vectors ChinaAMC China Bond ETF’s assets to an unaffiliated sub-adviser with an RQFII license (a “sub-adviser”) for purposes of investing in Renminbi (“RMB”) – denominated debt obligations issued within The People’s Republic of China (“PRC” or “China”) (“RMB Bonds”). China Asset Management (Hong Kong) Limited (the “Sub-Adviser”) currently acts as Market Vectors ChinaAMC China Bond ETF’s sub-adviser for this purpose. The RQFII regulations provide that the size of a RQFII’s quota may be reduced or cancelled by SAFE if the RQFII is unable to use all or a portion of its RQFII quota effectively within one year after the quota is granted. Pursuant to PRC and RQFII regulations, SAFE is vested with the power to impose regulatory sanctions if the Sub-Adviser, in its capacity as RQFII, or the PRC sub-custodian violates any provision of the RQFII regulations. Any such violations could result in the revocation of the Sub-Adviser’s quota or other regulatory sanctions and may adversely impact the portion of the Sub-Adviser’s quota granted with respect to Market Vectors ChinaAMC China Bond ETF.

If SAFE reduces the Sub-Adviser’s quota, it may affect Market Vectors ChinaAMC China Bond ETF’s ability to effectively pursue its investment strategy. In addition, the Sub-Adviser’s RQFII status could be suspended or revoked. There can be no assurance that the Sub-Adviser will continue to maintain its RQFII status or be able to acquire additional RQFII quota. In the event the Sub-Adviser is unable to maintain its RQFII status or its RQFII quota becomes inadequate, and the Adviser is not able to retain an additional sub-adviser with an RQFII quota, Market Vectors ChinaAMC China Bond ETF may be unable to gain exposure to RMB Bonds through other means described in the Prospectus. In such event it is possible that the trading price of Market Vectors ChinaAMC China Bond ETF’s Shares on the Exchange will be at a significant premium or discount to the NAV (which may also increase tracking error of the Fund) and could experience significant redemptions.

The current RQFII regulations include rules on investment restrictions applicable to Market Vectors ChinaAMC China Bond ETF. Transaction sizes for RQFIIs are relatively large (with the corresponding heightened risk of exposure to decreased market liquidity and significant price volatility leading to possible adverse effects on the timing and pricing of acquisition or disposal of securities).

The regulations which regulate investments by RQFIIs in the PRC and the repatriation of capital from RQFII investments are relatively new. The application and interpretation of such investment regulations are therefore relatively untested and there is no certainty as to how they will be applied as the PRC authorities and regulators have been given wide discretion in such investment regulations and there is no precedent or certainty as to

17

how such discretion may be exercised now or in the future. The future application and/or interpretation of such regulations may create difficulties with respect to the manner in which Market Vectors ChinaAMC China Bond ETF seeks to invest in RMB Bonds in furtherance of its investment objective.

U.S. Federal Tax Treatment of Futures Contracts and Certain Options Contracts

Each Fund may be required for federal income tax purposes to mark-to-market and recognize as income for each taxable year their net unrealized gains and losses on certain futures contracts and option contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures contracts required to be marked-to-market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. Each Fund may be required to defer the recognition of losses on futures contracts or certain option contracts to the extent of any unrecognized gains on related positions held by the Fund.

In order for a Fund to continue to qualify for U.S. federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Fund’s business of investing in securities. It is anticipated that any net gain realized from the closing out of futures contracts or certain option contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement.

Each Fund distributes to shareholders annually any net capital gains which have been recognized for U.S. federal income tax purposes (including unrealized gains at the end of the Fund’s fiscal year) on futures transactions and certain option contracts. Such distributions are combined with distributions of capital gains realized on each Fund’s other investments and shareholders are advised on the nature of the distributions.

Concentration Considerations

To the extent that a Fund’s investments are concentrated in a particular sector or sectors or industry or group of industries, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on that sector or industry will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries. The securities of state and municipal governments and their political subdivisions are not considered to be issued by members of any industry.

Cyber Security

The Funds, their service providers, the NYSE Arca and Authorized Participants (defined below) are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices that the Funds and their service providers use to service the Funds’ operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Funds and their service providers. Cyber attacks against or security breakdowns of the Funds, their service providers, the NYSE Arca or Authorized Participants may adversely impact the Funds and their shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Funds to process transactions; inability to calculate the Funds’ NAVs; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Funds may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Funds invest, which may cause the Funds’ investment in such issuers to lose value. There can be no assurance that the Funds, their service providers, the NYSE Arca or Authorized Participants will not suffer losses relating to cyber attacks or other information security breaches in the future.

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EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in each Fund is contained in each Fund’s Prospectus under the headings “Summary Information—Principal Risks of Investing in the Fund” with respect to the applicable Fund, “Additional Information About the Funds’ Investment Strategies and Risks—Risks of Investing in the Funds,” “Shareholder Information—Determination of NAV” and “Shareholder Information—Buying and Selling Exchange-Traded Shares.” The discussion below supplements, and should be read in conjunction with, such sections of each Fund’s Prospectus.

The Shares of each Fund are listed on NYSE Arca and trade in the secondary market at prices that may differ to some degree from their NAV. The Exchange may but is not required to remove the Shares of the Funds from listing if: (1) following the initial twelve-month period beginning upon the commencement of trading of the Funds, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days, (2) the value of a Fund’s respective Index or portfolio of securities on which the Fund is based is no longer calculated or available or (3) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the Shares from listing and trading upon termination of the Trust. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of the Funds will continue to be met.

As in the case of other securities traded on the Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

In order to provide investors with a basis to gauge whether the market price of the Shares of each Fixed Income Fund (except Market Vectors CEF Municipal Income ETF) on the Exchange is approximately consistent with the current value of the assets of a Fund on a per Share basis, an updated Intra-Day Optimized Portfolio Value is disseminated intra-day through the facilities of the Consolidated Tape Association’s Network B Intra-Day Optimized Portfolio Values are disseminated every 15 seconds during regular Exchange trading hours based on the most recently reported prices of Fund Securities.

In order to provide investors with a basis to gauge whether the market price of Market Vectors BDC Income ETF’s, Market Vectors CEF Municipal Income ETF’s, Market Vectors Mortgage REIT Income ETF’s and Market Vectors Preferred Securities ex Financials ETF’s Shares on the Exchange is approximately consistent with the current value of the assets of Market Vectors BDC Income ETF, Market Vectors CEF Municipal Income ETF, Market Vectors Mortgage REIT Income ETF and Market Vectors Preferred Securities ex Financials ETF on a per Share basis, an updated Indicative Per Share Portfolio Value is disseminated intra-day through the facilities of the Consolidated Tape Association’s Network B. Indicative Per Share Portfolio Values are disseminated every 15 seconds during regular Exchange trading hours based on the most recently reported prices of Market Vectors BDC Income ETF’s, Market Vectors CEF Municipal Income ETF’s, Market Vectors Mortgage REIT Income ETF’s and Market Vectors Preferred Securities ex Financials ETF’s securities. As the respective international local markets close, the Indicative Per Share Portfolio Value will continue to be updated for foreign exchange rates for the remainder of the U.S. trading day at the prescribed 15 second interval.

The Funds are not involved in or responsible for the calculation or dissemination of the Indicative Per Share Portfolio Value or Intra-Day Optimized Portfolio Value and makes no warranty as to the accuracy of the Indicative Per Share Portfolio Value or Intra-Day Optimized Portfolio Value.

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BOARD OF TRUSTEES OF THE TRUST

Trustees and Officers of the Trust

The Board of the Trust consists of five Trustees, four of whom are not “interested persons” (as defined in the 1940 Act), of the Trust (the “Independent Trustees”). Mr. David H. Chow, an Independent Trustee, serves as Chairman of the Board. The Board is responsible for overseeing the management and operations of the Trust, including general supervision of the duties performed by the Adviser, Sub-Adviser, and other service providers to the Trust. The Adviser is responsible for the day-to-day administration and business affairs of the Trust.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes to carry out its oversight responsibilities with respect to the Trust. The Board believes that the Trustees’ ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: such person’s character and integrity; length of service as a board member of the Trust; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and as to each Trustee other than Mr. van Eck, his status as not being an “interested person” (as defined in the 1940 Act) of the Trust. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Chow, significant business and financial experience, particularly in the investment management industry, experience with trading and markets through his involvement with the Pacific Stock Exchange, and service as a chief executive officer, board member, partner or executive officer of various businesses and non-profit organizations; Mr. Short, business and financial experience, particularly in the investment management industry, and service as a president, board member or executive officer of various businesses; Mr. Sidebottom, business and financial experience, particularly in the investment management industry, and service as partner and/or executive officer of various businesses; Mr. Stamberger, business and financial experience and service as the president and chief executive officer of SmartBrief Inc., a media company; and Mr. van Eck, business and financial experience, particularly in the investment management industry, and service as a president, executive officer and/or board member of various businesses, including the Adviser, Van Eck Securities Corporation, and Van Eck Absolute Return Advisers Corporation. References to the experience, qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Trustees of the Trust, their addresses, positions with the Trust, year of birth, term of office and length of time served, principal occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and other directorships, if any, held by the Trustees, are set forth below.

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Independent Trustees

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years
David H. Chow, 1957*†	Chairman Trustee	Since 2008 Since 2006	Founder and CEO, DanCourt Management LLC (financial/strategy consulting firm and Registered Investment Adviser), March 1999 to present.	59	Director, Forward Management LLC and Audit Committee Chairman, January 2008 to present; Trustee, Berea College of Kentucky and Vice-Chairman of the Investment Committee, May 2009 to present; Member of the Governing Council of the Independent Directors Council, October 2012 to present; President, July 2013 to present, and Board Member of the CFA Society of Stamford, July 2009 to present; Advisory Board member, MainStay Fund Complex[4], June 2015 to present.
R. Alastair Short, 1953*†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present; Vice Chairman, W.P. Stewart & Co., Inc. (asset management firm), September 2007 to September 2008; and Managing Director, The GlenRock Group, LLC (private equity investment firm), May 2004 to September 2007.	69	Chairman and Independent Director, EULAV Asset Management, January 2011 to present; Independent Director, Tremont offshore funds, June 2009 to present; Director, Kenyon Review.

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Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years
Peter J. Sidebottom, 1962*†	Trustee	Since 2012	Partner, PWC/Strategy & Financial Services Advisory, February 2015 to present; Founder and Board Member, AspenWoods Risk Solutions, September 2013 to present; Independent consultant, June 2013-February 2015; Partner, Bain & Company (management consulting firm), April 2012 to December 2013; Executive Vice President and Senior Operating Committee Member, TD Ameritrade (on-line brokerage firm), February 2009 to January 2012.	59	Board Member, Special Olympics, New Jersey, November 2011 to September 2013; Director, The Charlotte Research Institute, December 2000 to present; Board Member, Social Capital Institute, University of North Carolina Charlotte, November 2004 to January 2012; Board Member, NJ-CAN, July 2014 to present.
Richard D. Stamberger, 1959*†	Trustee	Since 2006	Director, President and CEO, SmartBrief, Inc. (media company).	69	Director, Food and Friends, Inc., 2013 to present.

1	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.

2	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
3	The Fund Complex consists of the Van Eck Funds, Van Eck VIP Trust and the Trust.

4	The MainStay Fund Complex consists of MainStay Funds Trust, MainStay Funds, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund.

*	Member of the Audit Committee.
†	Member of the Nominating and Corporate Governance Committee.

Interested Trustee

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years
Jan F. van Eck, 1963[4]	Trustee, President and Chief Executive Officer	Trustee (Since 2006); President and Chief Executive Officer (Since 2009)	Director, President and Owner of the Adviser, Van Eck Associates Corporation; Director and President, Van Eck Securities Corporation (“VESC”); Director and President, Van Eck Absolute Return Advisers Corp. (“VEARA”).	59	Director, National Committee on US-China Relations.

1	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.

2	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
3	The Fund Complex consists of the Van Eck Funds, Van Eck VIP Trust and the Trust.
4	“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of the Adviser.
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Officer Information

The Officers of the Trust, their addresses, positions with the Trust, year of birth and principal occupations during the past five years are set forth below.

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During The Past Five Years
Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President and Assistant Treasurer of the Adviser (since 2008); Manager (Portfolio Administration) of the Adviser, September 2005 to October 2008; Officer of other investment companies advised by the Adviser.
Charles T. Cameron, 1960	Vice President	Since 2006	Director of Trading (since 1995) and Portfolio Manager (since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.
Simon Chen, 1971	Assistant Vice President	Since 2012	Greater China Director of the Adviser (Since January 2012); General Manager, SinoMarkets Ltd. (June 2007 to December 2011).
John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of Portfolio Administration of the Adviser, June 2009 to present; Vice President of VESC and VEARA, June 2009 to present; Chief Financial, Operating and Compliance Officer, Kern Capital Management LLC, September 1997 to February 2009; Officer of other investment companies advised by the Adviser.
Eduardo Escario, 1975	Vice President	Since 2012	Regional Director, Business Development/Sales for Southern Europe and South America of the Adviser (since July 2008); Regional Director (Spain, Portugal, South America and Africa) of Dow Jones Indexes and STOXX Ltd. (May 2001 – July 2008).
Lars Hamich, 1968	Vice President	Since 2012	Managing Director and Chief Executive Officer of Van Eck Global (Europe) GmbH (since 2009); Chief Executive Officer of Market Vectors Index Solutions GmbH (“MVIS”) (since June 2011); Managing Director of STOXX Limited (until 2008).

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Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During The Past Five Years
Wu-Kwan Kit, 1981	Assistant Vice President and Assistant Secretary	Since 2011	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (since 2011); Associate, Schulte Roth & Zabel (September 2007 – 2011); University of Pennsylvania Law School (August 2004 – May 2007).
Susan C. Lashley, 1955	Vice President	Since 2006	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.
Laura I. Martínez, 1980	Assistant Vice President and Assistant Secretary	Since 2008	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (since 2008); Associate, Davis Polk & Wardwell (October 2005 – June 2008); Officer of other investment companies advised by the Adviser.
Ferat Oeztuerk, 1983	Assistant Vice President	Since 2012	Sales Associate, Van Eck Global (Europe) GmbH (since November 2011); Account Manager, Vodafone Global Enterprise Limited (January 2011 to October 2011).
James Parker, 1969	Assistant Treasurer	Since June 2014	Manager (Portfolio Administration) of the Adviser (Since June 2010); Vice President of JPMorgan Chase & Co. (April 1999 to January 2010).
Jonathan R. Simon, 1974	Vice President, Secretary and Chief Legal Officer	Vice President (Since 2006) and Secretary and Chief Legal Officer (Since 2014)	Vice President (since 2006), General Counsel and Secretary (since 2014) of the Adviser, VESC and VEARA; Officer of other investment companies advised by the Adviser.
Bruce J. Smith, 1955	Senior Vice President	Since 2006	Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (since 1997); Director of the Adviser, VESC and VEARA (since October 2010); Officer of other investment companies advised by the Adviser.
Janet Squitieri, 1961	Chief Compliance Officer	Since September 2013	Vice President, Global Head of Compliance of the Adviser, VESC and VEARA (since September 2013); Chief Compliance Officer and Senior Vice President North America of HSBC Global Asset Management NA (August 2010 – September 2013); Chief Compliance Officer North America of Babcock & Brown LP (July 2008 - June 2010).

1	The address for each Officer is 666 Third Avenue, 9th Floor, New York, New York 10017.

2	Officers are elected yearly by the Trustees.

The Board of the Trust met six times during the fiscal year ended April 30, 2015.

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The Board has an Audit Committee consisting of four Trustees who are Independent Trustees. Messrs. Chow, Short, Sidebottom and Stamberger currently serve as members of the Audit Committee and each of Messrs. Chow, Short and Stamberger has been designated as an “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Mr. Short is the Chairman of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting; (ii) oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (iii) oversee or, as appropriate, assist the Board’s oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audit; (iv) approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent registered public accounting firm and the full Board. The Audit Committee met four times during the fiscal year ended April 30, 2015.

The Board also has a Nominating and Corporate Governance Committee consisting of four Independent Trustees. Messrs. Chow, Short, Sidebottom and Stamberger currently serve as members of the Nominating and Corporate Governance Committee. Mr. Stamberger is the Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee has the responsibility, among other things, to: (i) evaluate, as necessary, the composition of the Board, its committees and sub-committees and make such recommendations to the Board as deemed appropriate by the Committee; (ii) review and define Independent Trustee qualifications; (iii) review the qualifications of individuals serving as Trustees on the Board and its committees; (iv) evaluate, recommend and nominate qualified individuals for election or appointment as members of the Board and recommend the appointment of members and chairs of each Board committee and subcommittee; and (v) review and assess, from time to time, the performance of the committees and subcommittees of the Board and report the results to the Board. The Nominating and Corporate Governance Committee did not meet during the fiscal year ended April 30, 2015.

The Board has determined that its leadership structure is appropriate given the business and nature of the Trust. In connection with its determination, the Board considered that the Chairman of the Board is an Independent Trustee. The Chairman of the Board can play an important role in setting the agenda of the Board and also serves as a key point person for dealings between management and the other Independent Trustees. The Independent Trustees believe that the Chairman’s independence facilitates meaningful dialogue between the Adviser and the Independent Trustees. The Board also considered that the Chairman of each Board committee is an Independent Trustee, which yields similar benefits with respect to the functions and activities of the various Board committees. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the Trust has effective and independent governance and oversight. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust, including the Adviser. The Board reviews its structure on an annual basis.

As an integral part of its responsibility for oversight of the Trust in the interests of shareholders, the Board, as a general matter, oversees risk management of the Trust’s investment programs and business affairs. The function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Trust. The Board recognizes that not all risks that may affect the Trust can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Trust’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information.

The Board exercises oversight of the risk management process primarily through the Audit Committee, and through oversight by the Board itself. The Trust faces a number of risks, such as investment-related and compliance risks. The Adviser’s personnel seek to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust. Under the overall supervision of the Board or the applicable Committee of the Board, the Trust, the

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Adviser, and the affiliates of the Adviser employ a variety of processes, procedures and controls to identify such possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Trust’s Chief Compliance Officer, as well as various personnel of the Adviser and other service providers such as the Trust’s independent accountants, may report to the Audit Committee and/or to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto.

Except as follows, the officers and Trustees of the Trust, in the aggregate, own less than 1% of the Shares of each Fund as of July 31, 2015. The following Trustees and/or officers beneficially own 1% or more of a Fund’s Shares, as noted below:

Fund Name	Name of Beneficial Owners	Number of Shares	Percent of Fund
Market Vectors CEF Municipal Income ETF	Jan van Eck and James Parker	37,696	1.98%
Market Vectors Emerging Markets Aggregate Bond ETF	Jan van Eck	4,524	6.65%
Market Vectors Treasury-Hedged High Yield Bond ETF	Jan van Eck	21,000	10.50%

For each Trustee, the dollar range of equity securities beneficially owned (including ownership through the Trust’s Deferred Compensation Plan) by the Trustee in the Trust and in all registered investment companies advised by the Adviser (“Family of Investment Companies”) that are overseen by the Trustee is shown below.

Name of Trustee	Dollar Range of Equity Securities in Market Vectors BDC Income ETF (As of December 31, 2014)	Dollar Range of Equity Securities in Market Vectors CEF Municipal Income ETF (As of December 31, 2014)	Dollar Range of Equity Securities in Market Vectors ChinaAMC China Bond ETF (As of December 31, 2014)	Dollar Range of Equity Securities in Market Vectors Emerging Markets Aggregate Bond ETF (As of December 31, 2014)
David H. Chow	None	None	None	None
R. Alastair Short	None	None	None	None
Peter J. Sidebottom	None	None	None	None
Richard D. Stamberger	None	None	None	None
Jan F. van Eck	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in Market Vectors Emerging Markets High Yield Bond ETF (As of December 31, 2014)	Dollar Range of Equity Securities in Market Vectors Emerging Markets Local Currency Bond ETF (As of December 31, 2014)	Dollar Range of Equity Securities in Market Vectors Fallen Angel High Yield Bond ETF (As of December 31, 2014)	Dollar Range of Equity Securities in Market Vectors High-Yield Municipal Index ETF (As of December 31, 2014)
David H. Chow	None	Over $100,000	None	None
R. Alastair Short	None	None	None	None
Peter J. Sidebottom	None	None	None	None
Richard D. Stamberger	None	None	None	Over $100,000
Jan F. van Eck	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in Market Vectors Intermediate Municipal Index ETF (As of December 31, 2014)	Dollar Range of Equity Securities in Market Vectors International High Yield Bond ETF (As of December 31, 2014)	Dollar Range of Equity Securities in Market Vectors Investment Grade Floating Rate ETF (As of December 31, 2014)	Dollar Range of Equity Securities in Market Vectors Long Municipal Index ETF (As of December 31, 2014)
David H. Chow	None	None	None	None
R. Alastair Short	None	None	None	None
Peter J. Sidebottom	None	None	None	None
Richard D. Stamberger	None	None	None	None
Jan F. van Eck	None	None	None	None

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Name of Trustee	Dollar Range of Equity Securities in Market Vectors Mortgage REIT Income ETF (As of December 31, 2014)	Dollar Range of Equity Securities in Market Vectors Preferred Securities ex Financials ETF (As of December 31, 2014)	Dollar Range of Equity Securities in Market Vectors Pre-Refunded Municipal Index ETF (As of December 31, 2014)	Dollar Range of Equity Securities in Market Vectors Short High- Yield Municipal Index ETF (As of December 31, 2014)
David H. Chow	None	None	None	None
R. Alastair Short	None	None	None	None
Peter J. Sidebottom	None	None	None	None
Richard D. Stamberger	None	None	None	None
Jan F. van Eck	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in Market Vectors Short Municipal Index ETF (As of December 31, 2014)	Dollar Range of Equity Securities in Market Vectors Treasury- Hedged High Yield Bond ETF (As of December 31, 2014)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen By Trustee In Family of Investment Companies (As of December 31, 2014)
David H. Chow	None	None	Over $100,000
R. Alastair Short	None	None	$50,001-$100,000
Peter J. Sidebottom	None	None	Over $100,000
Richard D. Stamberger	None	None	Over $100,000
Jan F. van Eck	None	None	Over $100,000

As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment manager or principal underwriter of the Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the investment manager or principal underwriter of the Funds.

Remuneration of Trustees

The Trust pays each Independent Trustee an annual retainer of $80,000, a per meeting fee of $15,000 for scheduled quarterly meetings of the Board and each special meeting of the Board and a per meeting fee of $7,500 for telephonic meetings. The Trust pays the Chairman of the Board an annual retainer of $45,500, the Chairman of the Audit Committee an annual retainer of $19,500 and the Chairman of the Governance Committee an annual retainer of $13,000. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred in attending such meetings. No pension or retirement benefits are accrued as part of Trustee compensation.

The table below shows the compensation paid to the Trustees by the Trust for the calendar year ended December 31, 2014. Annual Trustee fees may be reviewed periodically and changed by the Trust’s Board.

Name of Trustee	Aggregate Compensation From the Trust	Deferred Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses(2)	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and the Fund Complex(1) Paid to Trustee(2)
David H. Chow	$210,342	$210,342	N/A	N/A	$210,342
R. Alastair Short	$182,000	$0	N/A	N/A	$307,000
Peter J. Sidebottom	$162,500	$0	N/A	N/A	$162,500
Richard D. Stamberger	$176,000	$17,025	N/A	N/A	$311,000
Jan F. van Eck(3)	$0	$0	N/A	N/A	$0

(1)	The “Fund Complex” consists of Van Eck Funds, Van Eck VIP Trust and the Trust.
(2)	Because the funds of the Fund Complex have different fiscal year ends, the amounts shown are presented on a calendar year basis.
(3)	“Interested person” under the 1940 Act.
27

PORTFOLIO HOLDINGS DISCLOSURE

Each Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Creation Units, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (the “NSCC”), a clearing agency that is registered with the SEC. The basket represents one Creation Unit of each Fund. The Trust, Adviser, Sub-Adviser (with respect to Market Vectors ChinaAMC China Bond ETF), Custodian and Distributor will not disseminate non-public information concerning the Trust.

QUARTERLY PORTFOLIO SCHEDULE

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Funds’ portfolio holdings with the SEC on Form N-Q. Form N-Q for the Funds is available on the SEC’s website at http://www.sec.gov. The Funds’ Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 202.551.8090. The Funds’ Form N-Q is available through the Funds’ website, at www.vaneck.com or by writing to 666 Third Avenue, 9th Floor, New York, New York 10017.

POTENTIAL CONFLICTS OF INTEREST

The Adviser (and its principals, affiliates or employees) may serve as investment adviser to other client accounts and conduct investment activities for their own accounts. Such “Other Clients” may have investment objectives or may implement investment strategies similar to those of the Funds, or may track the same index a Fund tracks. When the Adviser implements investment strategies for Other Clients that are similar or directly contrary to the positions taken by a Fund, the prices of the Fund’s securities may be negatively affected. For example, when purchase or sales orders for a Fund are aggregated with those of other Funds and/or Other Clients and allocated among them, the price that the Fund pays or receives may be more in the case of a purchase or less in a sale than if the Adviser served as adviser to only the Fund. When Other Clients are selling a security that a Fund owns, the price of that security may decline as a result of the sales. The compensation that the Adviser receives from Other Clients may be higher than the compensation paid by a Fund to the Adviser. The Adviser has implemented procedures to monitor trading across the Funds and its Other Clients.

CODE OF ETHICS

The Funds, the Adviser, the Sub-Adviser (with respect to Market Vectors ChinaAMC China Bond ETF), and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, designed to monitor personal securities transactions by their personnel (the “Personnel”). The Code of Ethics requires that all trading in securities that are being purchased or sold, or are being considered for purchase or sale, by the Funds must be approved in advance by the Head of Trading, the Director of Research and the Chief Compliance Officer of the Adviser and persons performing similar functions of the Sub-Adviser (with respect to Market Vectors ChinaAMC China Bond ETF). Approval will be granted if the security has not been purchased or sold or recommended for purchase or sale for a Fund on the day that the Personnel of the Adviser or the Sub-Adviser (with respect to Market Vectors ChinaAMC China Bond ETF) requests pre-clearance, or otherwise if it is determined that the personal trading activity will not have a negative or appreciable impact on the price or market of the security, or is of such a nature that it does not present the dangers or potential for abuses that are likely to result in harm or detriment to the Funds. At the end of each calendar quarter, all Personnel must file a report of all transactions entered into during the quarter. These reports are reviewed by a senior officer of the Adviser or the Sub-Adviser (with respect to Market Vectors ChinaAMC China Bond ETF), as applicable.

Generally, all Personnel must obtain approval prior to conducting any transaction in securities. Independent Trustees, however, are not required to obtain prior approval of personal securities transactions. Personnel may purchase securities in an initial public offering or private placement, provided that he or she obtains preclearance of the purchase and makes certain representations.

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PROXY VOTING POLICIES AND PROCEDURES

The Funds’ proxy voting record is available upon request and on the SEC’s website at http://www.sec.gov. Proxies for each Fund’s portfolio securities are voted in accordance with the Adviser’s proxy voting policies and procedures, which are set forth in Appendix A to this SAI.

The Trust is required to disclose annually each Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Funds is available through the Funds’ website, at www.vaneck.com, or by writing to 666 Third Avenue, 9th Floor, New York, New York 10017. The Funds’ Form N-PX is also available on the SEC’s website at www.sec.gov.

29

MANAGEMENT

The following information supplements and should be read in conjunction with the section in each Fund’s Prospectus entitled “Management of the Funds.”

Investment Adviser and Sub-Adviser

All Funds except Market Vectors ChinaAMC China Bond ETF. Van Eck Associates Corporation acts as investment adviser to the Trust and, subject to the general supervision of the Board, is responsible for the day-to-day investment management of the Funds. The Adviser is a private company with headquarters in New York and manages numerous pooled investment vehicles and separate accounts.

The Adviser serves as investment adviser to each Municipal Fund pursuant to an investment management agreement between the Trust and the Adviser with respect to the Municipal Funds (the “Municipal Funds Investment Management Agreement”) and also serves as investment adviser to each of Market Vectors BDC Income ETF, Market Vectors CEF Municipal Income ETF, Market Vectors Emerging Markets Aggregate Bond ETF, Market Vectors Emerging Markets High Yield Bond ETF, Market Vectors Emerging Markets Local Currency Bond ETF, Market Vectors Fallen Angel High Yield Bond ETF, Market Vectors International High Yield Bond ETF, Market Vectors Investment Grade Floating Rate ETF, Market Vectors Mortgage REIT Income ETF, Market Vectors Preferred Securities ex Financials ETF and Market Vectors Treasury-Hedged High Yield Bond ETF pursuant to an investment management agreement between the Trust and the Adviser with respect to such Funds (the “Trust Investment Management Agreement” and, together with the Municipal Funds Investment Management Agreement, the “Investment Management Agreements”). Under the Investment Management Agreements, the Adviser, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages the investment of the Funds’ assets. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Funds.

Market Vectors ChinaAMC China Bond ETF. Van Eck Associates Corporation acts as investment adviser to the Trust and, subject to the general supervision of the Board, is responsible for overseeing the activities of the Sub-Adviser and for the day-to-day investment management of Market Vectors ChinaAMC China Bond ETF’s assets allocated to it. China Asset Management (Hong Kong) Limited acts as investment sub-adviser to the Trust and, subject to the oversight of the Adviser, is responsible for the day-to-day investment management of Market Vectors ChinaAMC China Bond ETF’s assets allocated to it.

The Adviser serves as investment adviser to Market Vectors ChinaAMC China Bond ETF pursuant to the Trust Investment Management Agreement. Under the Trust Investment Management Agreement, the Adviser, subject to the supervision of the Board and in conformity with the stated investment policies of Market Vectors ChinaAMC A China Bond ETF, manages and administers the Trust and oversees the Sub-Adviser with respect to the duties it has delegated to the Sub-Adviser regarding the investment and reinvestment of Market Vectors ChinaAMC China Bond ETF’s assets. The Sub-Adviser serves as investment subadviser to Market Vectors ChinaAMC China Bond ETF pursuant to an investment subadvisory agreement between the Adviser and the Sub-Adviser (the “Investment Sub-Advisory Agreement”). The Sub-Adviser is responsible for placing purchase and sale orders and providing continuous supervision of Market Vectors ChinaAMC China Bond ETF’s assets allocated to it.

In rendering investment subadvisory services, the Sub-Adviser may use portfolio management, research and other services of China Asset Management Co., Ltd. (“ChinaAMC Beijing”), an affiliate of the Sub-Adviser. ChinaAMC Beijing is not registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. ChinaAMC Beijing has entered into a Memorandum of Understanding (“MOU”) with the Sub-Adviser pursuant to which ChinaAMC Beijing is considered a “participating affiliate” of the Sub-Adviser as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the supervision of a registered adviser. Investment professionals from ChinaAMC Beijing may render portfolio management, research and other services to Market Vectors ChinaAMC China Bond ETF under the MOU and are subject to supervision by the Sub-Adviser.

Indemnification. Pursuant to the Investment Management Agreements, the Trust has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such

30

loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties. With respect to Market Vectors ChinaAMC China Bond ETF, pursuant to the Investment Sub-Advisory Agreement, the Adviser has agreed to indemnify the Sub-Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties.

Compensation. As compensation for its services under the Trust Investment Management Agreement, the Adviser is paid a monthly fee based on a percentage of each applicable Fund’s average daily net assets at the annual rate of 0.35% (with respect to Market Vectors Emerging Markets Local Currency Bond ETF, Market Vectors Investment Grade Floating Rate ETF and Market Vectors Emerging Markets Aggregate Bond ETF), 0.40% (with respect to Market Vectors BDC Income ETF, Market Vectors CEF Municipal Income ETF, Market Vectors ChinaAMC China Bond ETF, Market Vectors Emerging Markets High Yield Bond ETF, Market Vectors Fallen Angel High Yield Bond ETF, Market Vectors International High Yield Bond ETF, Market Vectors Mortgage REIT Income ETF and Market Vectors Preferred Securities ex Financials ETF) and 0.45% (with respect to Market Vectors Treasury-Hedged High Yield Bond ETF). From time to time, the Adviser may waive all or a portion of its fees. Until at least September 1, 2016, the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund (excluding the Municipal Funds) (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.14% (with respect to Market Vectors Investment Grade Floating Rate ETF), 0.40% (with respect to Market Vectors BDC Income ETF, Market Vectors CEF Municipal Income ETF, Market Vectors Emerging Markets High Yield Bond ETF, Market Vectors Fallen Angel High Yield Bond ETF, Market Vectors International High Yield Bond ETF, Market Vectors Mortgage REIT Income ETF and Market Vectors Preferred Securities ex Financials ETF), 0.47% (with respect to Market Vectors Emerging Markets Local Currency Bond ETF), 0.49% (with respect to Market Vectors Emerging Markets Aggregate Bond ETF) and 0.50% (with respect to Market Vectors ChinaAMC China Bond ETF and Market Vectors Treasury-Hedged High Yield Bond ETF) of its average daily net assets per year. Offering costs excluded from the expense caps are: (a) legal fees pertaining to a Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of a Fund to be listed on an exchange.

Under the Municipal Funds Investment Management Agreement, the Adviser is responsible for all expenses of the Municipal Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payment under the Investment Management Agreement, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. For its services to each applicable Municipal Fund, each applicable Municipal Fund has agreed to pay the Adviser an annual unitary management fee equal to 0.20% (with respect to Market Vectors Short Municipal Index ETF), 0.24% (with respect to Market Vectors Intermediate Municipal Index ETF, Market Vectors Long Municipal Index ETF and Market Vectors Pre-Refunded Municipal Index ETF) and 0.35% (with respect to Market Vectors High-Yield Municipal Index ETF and Market Vectors Short High-Yield Municipal Index ETF) of its average daily net assets. Offering costs excluded from the annual unitary management fee are: (a) legal fees pertaining to a Municipal Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of a Municipal Fund to be listed on an exchange.

With respect to Market Vectors ChinaAMC China Bond ETF, for the services provided and the expenses assumed by the Sub-Adviser pursuant to the Investment Sub-Advisory Agreement, the Adviser (not Market Vectors ChinaAMC China Bond ETF) will pay a monthly fee to the Sub-Adviser based on a percentage of Market Vectors ChinaAMC China Bond ETF’s average daily net assets managed by the Sub-Adviser.

The management fees paid by each Fund and the expenses waived or assumed by the Adviser during the Funds’ fiscal years ended April 30, 2013, 2014 and 2015, as applicable, or, if the Fund has not been in existence for a full fiscal year, since the commencement of operations of that Fund are set forth in the chart below.

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	Management Fees Paid During the Fiscal Year Ended April 30,			Expenses Waived or Assumed by the Adviser During the Fiscal Year Ended April 30,			Date of Commencement of Operations of the Fund

Fund	2013	2014	2015	2013	2014	2015
Market Vectors BDC Income ETF	$3,827	$93,391	$205,313	$43,172	$95,113	$91,055	02/11/13
Market Vectors CEF Municipal Income ETF	$63,047	$101,019	$153,064	$63,047	$97,486	$66,270	07/12/11
Market Vectors ChinaAMC China Bond ETF	N/A	N/A	$39,936	N/A	N/A	$72,437	11/10/14
Market Vectors Emerging Markets Aggregate Bond ETF	$46,299	$72,196	$64,631	$103,036	$171,100	$95,362	05/11/11
Market Vectors Emerging Markets High Yield Bond ETF	$148,168	$962,291	$1,621,712	$110,478	$325,619	$296,598	05/08/12
Market Vectors Emerging Markets Local Currency Bond ETF	$3,687,803	$3,695,374	$3,385,563	$25,099	$481,394	$184,400	07/22/10
Market Vectors Fallen Angel High Yield Bond ETF	$42,195	$58,963	$75,487	$113,521	$157,862	$94,661	04/10/12
Market Vectors High-Yield Municipal Index ETF*	$3,180,392	$3,078,348	$4,538,012	$0	$0	$0	02/04/09
Market Vectors Intermediate Municipal Index ETF*	$1,542,402	$1,496,726	$1,907,279	$0	$0	$0	12/04/07
Market Vectors International High Yield Bond ETF	$503,179	$807,176	$734,791	$159,706	$362,044	$259,517	04/02/12
Market Vectors Investment Grade Floating Rate ETF	$33,664	$245,533	$326,924	$124,435	$249,248	$294,371	04/25/11
Market Vectors Long Municipal Index ETF*	$260,547	$204,981	$219,892	$0	$0	$0	01/02/08
Market Vectors Mortgage REIT Income ETF	$325,112	$407,469	$475,268	$134,407	$190,133	$115,131	08/16/11
Market Vectors Preferred Securities ex Financials ETF	$302,125	$579,777	$817,928	$85,398	$186,563	$142,960	07/16/12
Market Vectors Pre-Refunded Municipal Index ETF*	$83,201	$80,315	$68,166	$0	$0	$0	02/02/09
Market Vectors Short High-Yield Municipal Index ETF	N/A	$14,146	$250,136	N/A	$0	$0	01/13/14
Market Vectors Short Municipal Index ETF*	$339,966	$450,644	$521,560	$0	$0	$0	02/22/08
Market Vectors Treasury-Hedged High Yield Bond ETF	$4,937	$45,515	$39,434	$32,786	$129,540	$82,302	03/21/13

*	As noted above, each Municipal Fund has adopted a unitary management fee.

Term. Each Investment Management Agreement is subject to annual approval by (1) the Board or (2) a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. Each Investment Management Agreement is terminable without penalty, on 60 days’ notice, by the Board or by a vote of the holders of a majority (as defined in the 1940 Act) of a Fund’s outstanding voting securities. Each Investment Management Agreement is also terminable upon 60 days’ notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act). The Investment Sub-Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty as to Market Vectors ChinaAMC China Bond ETF (i) by the Board or by vote of the holders of a majority of Market Vectors ChinaAMC China Bond ETF’s outstanding voting securities on 60 days’ written notice to the Sub-Adviser; (ii) by the Adviser on six (6) months’ written notice to the Sub-Adviser; or (iii) by the Sub-Adviser on six (6) months’ written notice to the Adviser and the Trust.

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The Administrator

Van Eck Associates Corporation also serves as administrator for the Trust pursuant to each Investment Management Agreement. Under each Investment Management Agreement, the Adviser is obligated on a continuous basis to provide such administrative services as the Board of the Trust reasonably deems necessary for the proper administration of the Trust and the Funds. The Adviser will generally assist in all aspects of the Trust’s and the Funds’ operations; supply and maintain office facilities, statistical and research data, data processing services, clerical, bookkeeping and record keeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board; provide monitoring reports and assistance regarding compliance with the Declaration of Trust, by-laws, investment objectives and policies and with federal and state securities laws; arrange for appropriate insurance coverage; calculate NAVs, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

Custodian and Transfer Agent

The Bank of New York Mellon (“The Bank of New York”), located at 101 Barclay Street, New York, New York, 10286, serves as custodian for the Funds pursuant to a Custodian Agreement. As Custodian, The Bank of New York holds the Funds’ assets. The Bank of New York serves as the Funds’ transfer agent pursuant to a Transfer Agency Agreement. The Bank of New York may be reimbursed by a Fund for its out-of-pocket expenses. In addition, The Bank of New York provides various accounting services to each of the Funds pursuant to a fund accounting agreement.

The Distributor

Van Eck Securities Corporation (the “Distributor”) is the principal underwriter and distributor of Shares. Its principal address is 666 Third Avenue, New York, New York 10017 and investor information can be obtained by calling 1-888-MKT-VCTR. The Distributor has entered into an agreement with the Trust which will continue from its effective date unless terminated by either party upon 60 days’ prior written notice to the other party by the Trust and the Adviser, or by the Distributor, or until termination of the Trust or each Fund offering its Shares, and which is renewable annually thereafter (the “Distribution Agreement”), pursuant to which it distributes Shares. Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described below under “Creation and Redemption of Creation Units—Procedures for Creation of Creation Units.” Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver a prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust.

The Distributor may also enter into sales and investor services agreements with broker-dealers or other persons that are Participating Parties and DTC Participants (as defined below) to provide distribution assistance, including broker-dealer and shareholder support and educational and promotional services but must pay such broker-dealers or other persons, out of its own assets.

The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty: (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Funds, on at least 60 days’ written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days’ notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

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Affiliated Index Provider

Market Vectors® US Business Development Companies Index (the “BDC Index”), Market Vectors® EM Aggregate Bond Index (“EM Aggregate Bond Index”), Market Vectors® US Investment Grade Floating Rate Index (the “Floating Rate Index”), Market Vectors® Global Mortgage REITs Index (the “Mortgage REITs Index”) and Market Vectors® US Treasury-Hedged High Yield Bond Index (the “Treasury-Hedged High Yield Index”) are published by MVIS (the “Index Provider”), which is a wholly owned subsidiary of the Adviser. In order to minimize any potential for conflicts caused by the fact that the Adviser or its affiliates act as the Index Provider to the Fund, the Index Provider has retained Solactive AG, an unaffiliated third party (the “Calculation Agent”), to calculate the BDC Index, EM Aggregate Bond Index, Floating Rate Index, Mortgage REITs Index and Treasury-Hedged High Yield Index. The Calculation Agent, using a rules-based methodology, will calculate, maintain and disseminate each of the BDC Index, EM Aggregate Bond Index, Floating Rate Index, Mortgage REITs Index and Treasury-Hedged High Yield Index on a daily basis. The Index Provider will monitor the results produced by the Calculation Agent to help ensure that the BDC Index, EM Aggregate Bond Index, Floating Rate Index, Mortgage REITs Index and Treasury-Hedged High Yield Index are being calculated in accordance with the applicable rules-based methodology. In addition, the Adviser and MVIS have established policies and procedures designed to prevent non-public information about pending changes to the BDC Index, EM Aggregate Bond Index, Floating Rate Index, Mortgage REITs Index and Treasury-Hedged High Yield Index from being used or disseminated in an improper manner. Furthermore, the Adviser and the Index Provider have established policies and procedures designed to prevent improper use and dissemination of non-public information about Market Vectors BDC Income ETF’s, Market Vectors Emerging Markets Aggregate Bond ETF’s, Market Vectors Investment Grade Floating Rate ETF’s, Market Vectors Mortgage REIT Income ETF’s and Market Vectors Treasury-Hedged High Yield Bond ETF’s portfolio strategies and to prevent Market Vectors Investment Grade Floating Rate ETF’s and Market Vectors Mortgage REIT Income ETF’s portfolio managers from having any influence on the construction of each of the BDC Index’s, Floating Rate Index’s, Mortgage REITs Index’s and Treasury-Hedged High Yield Index’s methodology.

Other Accounts Managed by the Portfolio Managers

Van Eck Associates Corporation

As of the date indicated below, Messrs. Chao, Colby, Liao and Rodilosso managed the following other accounts:

Name of Portfolio Manager	Other Accounts Managed (As of April 30, 2015)			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
George Chao	Registered investment companies	41	$18,870.37 million	0	$0
	Other pooled investment vehicles	2	$111.28 million	0	$0
	Other accounts	0	$0	0	$0
James T. Colby III	Registered investment companies	6	$3,153.05 million	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	0	$0	0	$0

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Hao-Hung (Peter) Liao	Registered investment companies	41	$18,870.37 million	0	$0
	Other pooled investment vehicles	2	$111.28 million	0	$0
	Other accounts	0	$0	0	$0
Francis G. Rodilosso	Registered investment companies	8	$1,807.02 million	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	0	$0	0	$0

Although the funds in the Trust that are managed by Messrs. Chao, Colby, Liao and Rodilosso may have different investment strategies, each has an investment objective of seeking to replicate, before fees and expenses, its respective underlying index. The Adviser does not believe that management of the various accounts presents a material conflict of interest for Messrs. Chao, Colby, Liao and Rodilosso or the Adviser.

China Asset Management (Hong Kong) Limited (relating to Market Vectors ChinaAMC China Bond ETF only).

As of the date indicated below, Mr. Lai managed the following other accounts:

Name of Portfolio Manager	Other Accounts Managed (As of April 30, 2015)			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
David Lai	Registered investment companies	2	$200,445,399.93	0	0
	Other pooled investment vehicles	4	$2,397,334,633.03	0	0
	Other accounts	3	$335,263,023.89	0	0

Mr. Lai manages other funds and mandates, including certain ETFs that have similar investment strategies to Market Vectors ChinaAMC China Bond ETF, which may create conflicts of interest with respect to portfolio management decisions and execution. Mr. Lai expects to manage Market Vectors ChinaAMC China Bond ETF and the ETFs that have similar investment strategies to Market Vectors ChinaAMC China Bond ETF in accordance with his duties with respect to portfolio management decisions and execution.

Portfolio Manager Compensation

Van Eck Associates Corporation

The portfolio managers are paid a fixed base salary and a bonus. The bonus is based upon the quality of investment analysis and the management of the funds. The quality of management of the funds includes issues of replication, rebalancing, portfolio monitoring and efficient operation, among other factors. Portfolio managers who oversee accounts with significantly different fee structures are generally compensated by discretionary bonus rather

35

than a set formula to help reduce potential conflicts of interest. At times, the Adviser and its affiliates manage accounts with incentive fees. The portfolio managers may serve as portfolio managers to other clients. Such “Other Clients” may have investment objectives or may implement investment strategies similar to those of the Funds, or may track the same index a Fund tracks. When the portfolio managers implement investment strategies for Other Clients that are similar or directly contrary to the positions taken by a Fund, the prices of the Fund’s securities may be negatively affected. The compensation that a Fund’s portfolio manager receives for managing other client accounts may be higher than the compensation the portfolio manager receives for managing the Fund. The Adviser has implemented procedures to monitor trading across funds and its Other Clients.

China Asset Management (Hong Kong) Limited (relating to Market Vectors ChinaAMC China Bond ETF only)

The portfolio manager employed by the Sub-Adviser is paid a base salary and performance-based compensation. The portfolio manager is evaluated from an investment performance perspective, typically over a three year period, and from a peer evaluation that is completed by the Sub-Adviser’s whole investment team (including other fund managers and analysts).

Portfolio Manager Share Ownership

The portfolio holdings of Messrs. Chao, Colby, Liao and Rodilosso as of April 30, 2015 of the Funds are shown below.

George Chao:

Fund	None	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	Over $1,000,000
Market Vectors BDC Income ETF	X
Market Vectors CEF Municipal Income ETF	X
Market Vectors Mortgage REIT Income ETF	X
Market Vectors Preferred Securities ex Financials ETF	X

James T. Colby III:

Fund	None	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	Over $1,000,000
Market Vectors High-Yield Municipal Index ETF		X
Market Vectors Intermediate Municipal Index ETF		X
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Market Vectors Long Municipal Index ETF		X
Market Vectors Pre-Refunded Municipal Index ETF		X
Market Vectors Short High-Yield Municipal Index ETF	X
Market Vectors Short Municipal Index ETF		X

Hao-Hung (Peter) Liao:

Fund	None	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	Over $1,000,000
Market Vectors BDC Income ETF		X
Market Vectors CEF Municipal Income ETF		X
Market Vectors Mortgage REIT Income ETF	X
Market Vectors Preferred Securities ex Financials ETF		X

Francis G. Rodilosso:

Fund	None	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	Over $1,000,000
Market Vectors ChinaAMC China Bond ETF	X
Market Vectors Emerging Markets Aggregate Bond ETF		X

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Market Vectors Emerging Markets High Yield Bond ETF	X
Market Vectors Emerging Markets Local Currency Bond ETF		X
Market Vectors Fallen Angel High Yield Bond ETF		X
Market Vectors International High Yield Bond ETF		X
Market Vectors Investment Grade Floating Rate ETF		X
Market Vectors Treasury-Hedged High Yield Bond ETF	X

The portfolio holdings of Mr. Lai, the portfolio manager employed by the Sub-Adviser, as of April 30, 2015 are shown below.

Fund	None	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	Over $1,000,000
David Lai
Market Vectors ChinaAMC China Bond ETF	X

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BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio securities, the Adviser and the Sub-Adviser (with respect to Market Vectors ChinaAMC China Bond ETF) look for prompt execution of the order at a favorable price. Generally, the Adviser and the Sub-Adviser (with respect to Market Vectors ChinaAMC China Bond ETF) work with recognized dealers in these securities, except when a better price and execution of the order can be obtained elsewhere. The Funds will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation. The Adviser and the Sub-Adviser (with respect to Market Vectors ChinaAMC China Bond ETF) owe a duty to each of their clients to seek best execution on trades effected. Since the investment objective of each Fund is investment performance that corresponds to that of an Index, the Adviser and the Sub-Adviser (with respect to Market Vectors ChinaAMC China Bond ETF) do not intend to select brokers and dealers for the purpose of receiving research services in addition to a favorable price and prompt execution either from that broker or an unaffiliated third party.

The Adviser assumes general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Trust and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Trust is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Trust. The primary consideration is best execution.

The Sub-Adviser oversees placing orders on behalf of Market Vectors ChinaAMC China Bond ETF’s assets allocated to it for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of Market Vectors ChinaAMC China Bond ETF’s assets allocated to it and one or more other investment companies or clients supervised by the Sub-Adviser are considered at or about the same time, transactions in such securities will be made among the several investment companies and clients in a manner deemed appropriate by the Sub-Adviser consistent with its duty to seek best execution.

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses and taxable distributions. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

The aggregate brokerage commissions paid by each Fund during the Fund’s fiscal years ended April 30, 2013, 2014 and 2015, as applicable, or, if the Fund has not been in existence for a full fiscal year, since the commencement of operations of that Fund are set forth in the chart below.

	Brokerage Commissions Paid During the Fiscal Year Ended April 30,			Date of Commencement of Operations of the Fund

Fund	2013	2014	2015
Market Vectors BDC Income ETF	$21	$ ―	$ 16,411	02/11/13
Market Vectors CEF Municipal Income ETF	$2,603	$4,182	$3,924	07/12/11
Market Vectors ChinaAMC China Bond ETF	N/A	N/A	$6,859	11/10/14
Market Vectors Emerging Markets Aggregate Bond ETF	$ ―	$ ―	$ ―	05/11/11
Market Vectors Emerging Markets High Yield Bond ETF	$ ―	$ ―	$ ―	05/08/12
Market Vectors Emerging Markets Local Currency Bond ETF	$8,773	$ ―	$ ―	07/22/10
Market Vectors Fallen Angel High Yield Bond ETF	$ ―	$ ―	$ ―	04/10/12
Market Vectors High-Yield Municipal Index ETF	$ ―	$ ―	$ ―	02/04/09

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	Brokerage Commissions Paid During the Fiscal Year Ended April 30,			Date of Commencement of Operations of the Fund

Fund	2013	2014	2015
Market Vectors Intermediate Municipal Index ETF	$ ―	$ ―	$ ―	12/04/07
Market Vectors International High Yield Bond ETF	$ ―	$ ―	$ ―	04/02/12
Market Vectors Investment Grade Floating Rate ETF	$ ―	$ ―	$ ―	04/25/11
Market Vectors Long Municipal Index ETF	$ ―	$ ―	$ ―	01/02/08
Market Vectors Mortgage REIT Income ETF	$6,970	$37,429	$52,945	08/16/11
Market Vectors Preferred Securities ex Financials ETF	$25,355	$45,425	$57,289	07/16/12
Market Vectors Pre-Refunded Municipal Index ETF	$ ―	$ ―	$ ―	02/02/09
Market Vectors Short High-Yield Municipal Index ETF	N/A	$ ―	$ ―
Market Vectors Short Municipal Index ETF	$ ―	$ ―	$ ―	02/22/08
Market Vectors Treasury-Hedged High Yield Bond ETF	$ ―	$ ―	$721	03/21/13

BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in each Fund’s Prospectus entitled “Shareholder Information—Buying and Selling Exchange-Traded Shares.”

The Depository Trust Company (“DTC”) acts as securities depositary for the Shares. Shares of the Funds are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Certificates will not be issued for Shares.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such

40

DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to the Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

CREATION AND REDEMPTION OF CREATION UNITS

General

The Funds issue and sell Shares only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at their NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form. An Authorized Participant (defined below) that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.

A “Business Day” with respect to the Funds is any day on which the NYSE is open for business. As of the date of the Prospectus, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day (Washington’s Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit

The consideration for a purchase of Creation Units of Market Vectors BDC Income ETF, Market Vectors CEF Municipal Income ETF, Market Vectors Emerging Markets High Yield Bond ETF,  Market Vectors Fallen Angel High Yield Bond ETF, Market Vectors Investment Grade Floating Rate ETF, Market Vectors Mortgage REIT Income ETF, Market Vectors Preferred Securities ex Financials ETF, Market Vectors High-Yield Municipal Index ETF, Market Vectors Intermediate Municipal Index ETF, Mark Vectors Long Municipal Index ETF, Market Vectors Pre-Refunded Municipal Index ETF, Market Vectors Short High-Yield Municipal Index ETF and Market Vectors Short Municipal Index ETF consists of the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) that comprise a Fund’s Index and an amount of cash computed as described below (the “Cash Component”).  The consideration for a purchase of Creation Units of Emerging Markets Aggregate Bond ETF, Market Vectors Emerging Markets Local Currency Bond ETF, Market Vectors International High Yield Bond ETF and Market Vectors Treasury-Hedged High Yield Bond ETF consists of cash and/or the Deposit Securities that comprise a Fund’s Index and the Cash Component.  The consideration for a purchase of Creation Units of Market Vectors ChinaAMC China Bond ETF is principally for cash. The Cash Component together with the Deposit Securities, as applicable, are referred to as the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for Shares. The specified Deposit Securities generally will correspond, pro rata, to the extent

41

practicable, to the component securities of a Fund’s portfolio. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of Deposit Securities and may include a Dividend Equivalent Payment. The “Dividend Equivalent Payment” enables each Fund to make a complete distribution of dividends on the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the securities held by the Fund (“Fund Securities”) with ex-dividend dates within the accumulation period for such distribution (the “Accumulation Period”), net of expenses and liabilities for such period, as if all of the Fund Securities had been held by the Trust for the entire Accumulation Period. The Accumulation Period begins on the ex-dividend date for each Fund and ends on the next ex-dividend date.

The Administrator, through the NSCC, makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) as well as the Cash Component for each Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of each Fund until such time as the next-announced Fund Deposit composition is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for each Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the applicable Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities constituting each Fund’s respective Index. In addition, the Trust reserves the right to accept a basket of securities or cash that differs from Deposit Securities or to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to be added to the Cash Component to replace any Deposit Security which may, among other reasons, not be available in sufficient quantity for delivery, not be permitted to be re-registered in the name of the Trust as a result of an in-kind creation order pursuant to local law or market convention or which may not be eligible for transfer through the Clearing Process (described below), or which may not be eligible for trading by a Participating Party (defined below). In light of the foregoing, in order to seek to replicate the in-kind creation order process, the Trust expects to purchase the Deposit Securities represented by the cash in lieu amount in the secondary market (“Market Purchases”). In such cases where the Trust makes Market Purchases because a Deposit Security may not be permitted to be re-registered in the name of the Trust as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities were purchased by the Trust and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), applicable registration fees and taxes. Brokerage commissions incurred in connection with the Trust’s acquisition of Deposit Securities will be at the expense of each Fund and will affect the value of all Shares of the Fund; but the Adviser may adjust the transaction fee to the extent the composition of the Deposit Securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the relevant Index or resulting from stock splits and other corporate actions.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Administrator, through the NSCC, also makes available (i) on each Business Day, the Dividend Equivalent Payment, if any, and the estimated Cash Component effective through and including the previous Business Day, per outstanding Shares of the Fund, and (ii) on a continuous basis throughout the day, the Indicative Per Share Portfolio Value.

Procedures for Creation of Creation Units

To be eligible to place orders with the Distributor to create Creation Units of the Funds, an entity or person either must be (1) a “Participating Party,” i.e., a broker-dealer or other participant in the Clearing Process through the Continuous Net Settlement System of the NSCC; or (2) a DTC Participant (see “Book Entry Only System”); and, in either case, must have executed an agreement with the Distributor and the Transfer Agent with respect to creations and redemptions of Creation Units (as it may be amended from time to time in accordance with its terms) (“Participant Agreement”) (discussed below). A Participating Party and DTC Participant are collectively referred to as an “Authorized Participant.” All Creation Units of the Funds, however created, will be entered on the records of the Depository in the name of Cede & Co. for the account of a DTC Participant.

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All orders to create Creation Units must be placed in multiples of 50,000 Shares (with respect to Market Vectors BDC Income ETF, Market Vectors CEF Municipal Income ETF, Market Vectors Emerging Markets Aggregate Bond ETF, Market Vectors Fallen Angel High Yield Bond ETF, Market Vectors Mortgage REIT Income ETF and Market Vectors Preferred Securities ex Financials ETF), 100,000 Shares (with respect to Market Vectors ChinaAMC China Bond ETF, Market Vectors High-Yield Municipal Index ETF, Market Vectors Intermediate Municipal Index ETF, Market Vectors Investment Grade Floating Rate ETF, Market Vectors Long Municipal Index ETF, Market Vectors Pre-Refunded Municipal Index ETF, Market Vectors Short High-Yield Municipal Index ETF, Market Vectors Short Municipal Index ETF and Market Vectors Treasury-Hedged High Yield Bond ETF) and 200,000 Shares (with respect to Market Vectors Emerging Markets High Yield Bond ETF, Market Vectors Emerging Markets Local Currency Bond ETF and Market Vectors International High Yield Bond ETF) of a Fund. All orders to create Creation Units, whether through the Clearing Process or outside the Clearing Process, must be received by the Distributor no later than the closing time of the regular trading session on NYSE Arca (“Closing Time”) (ordinarily 4:00 p.m. Eastern time) on the date such order is placed in order for creation of Creation Units to be effected based on the NAV of a Fund as determined on such date. A “Custom Order” may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting, or other relevant reason. The Business Day on which a creation order (or order to redeem as discussed below) is placed is herein referred to as the “Transmittal Date.” Orders must be transmitted by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see “—Placement of Creation Orders Using Clearing Process”). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor, a Participating Party or a DTC Participant.

In connection with all orders to create Creation Units for Market Vectors ChinaAMC China Bond ETF, the Authorized Participant will be required to post collateral with the Trust consisting of cash in an amount up to 5% of the net asset value of Market Vectors ChinaAMC China Bond ETF’s shares included in the order. The cash collateral will be used to cover creation transaction fees and as collateral for securities which were not available for purchase. The Trust will return any unused portion of the collateral to the Authorized Participant.

Creation Units may be created in advance of the receipt by the Trust of all or a portion of the Fund Deposit. In such cases, the Authorized Participant will remain liable for the full deposit of the missing portion(s) of the Fund Deposit and will be required to post collateral with the Trust consisting of cash at least equal to a percentage of the marked-to-market value of such missing portion(s) that is specified in the Participant Agreement. The Trust may use such collateral to buy the missing portion(s) of the Fund Deposit at any time and will subject such Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of such collateral. The Trust will have no liability for any such shortfall. The Trust will return any unused portion of the collateral to the Authorized Participant once the entire Fund Deposit has been properly received by the Distributor and deposited into the Trust.

Orders to create Creation Units of a Fund shall be placed with a Participating Party or DTC Participant, as applicable, in the form required by such Participating Party or DTC Participant. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to create Creation Units of the Funds may have to be placed by the investor’s broker through a Participating Party or a DTC Participant who has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders to create Creation Units of a Fund through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.

Orders for creation that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

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Orders to create Creation Units of a Fund may be placed through the Clearing Process utilizing procedures applicable to domestic funds for domestic securities (“Domestic Funds”) (see “—Placement of Creation Orders Using Clearing Process”) or outside the Clearing Process utilizing the procedures applicable to either Domestic Funds or foreign funds for foreign securities (“Foreign Funds”) (see “—Placement of Creation Orders Outside Clearing Process—Domestic Funds” and “—Placement of Creation Orders Outside Clearing Process—Foreign Funds”). In the event that a Fund includes both domestic and foreign securities, the time for submitting orders is as stated in the “Placement of Creation Orders Outside Clearing Process—Foreign Funds” and “Placement of Redemption Orders Outside Clearing Process—Foreign Funds” sections below shall operate.

Placement of Creation Orders Using Clearing Process—All Funds Except Market Vectors BDC Income ETF, Market Vectors CEF Municipal Income ETF, Market Vectors Mortgage REIT Income ETF and Market Vectors Preferred Securities ex Financials ETF

Fund Deposits must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place an order creating Creation Units of the Funds need not be a Participating Party, but such orders must state that the creation of Creation Units will be effected through a transfer of securities and cash. The Fund Deposit transfer must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Trust by no later than 4:00 p.m. Eastern time, on the Settlement Date. The “Settlement Date” for each Fund is generally the third Business Day following the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The cash equal to the Cash Component must be transferred directly to the Distributor through the Federal Reserve wire system in a timely manner so as to be received by the Distributor no later than 4:00 p.m. Eastern time, on the next Business Day immediately following the Transmittal Date. An order to create Creation Units of the Funds is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the current NAV of a Fund. The delivery of Creation Units so created will occur no later than the third (3rd) Business Day following the day on which the creation order is deemed received by the Distributor.

Placement of Creation Orders Using Clearing Process—Market Vectors BDC Income ETF, Market Vectors CEF Municipal Income ETF, Market Vectors Mortgage REIT Income ETF and Market Vectors Preferred Securities ex Financials ETF

Fund Deposits created through the Clearing Process, if available, must be delivered through a Participating Party that has executed a Participant Agreement.

The Participant Agreement authorizes the Distributor to transmit to NSCC on behalf of the Participating Party such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions from the Distributor to NSCC, the Participating Party agrees to transfer the requisite Deposit Securities (or contracts to purchase such Deposit Securities that are expected to be delivered in a “regular way” manner by the third (3rd) Business Day) and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units of a Fund through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside Clearing Process—Domestic Funds

Fund Deposits created outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place an order creating Creation Units of the Funds to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash. The Fund Deposit transfer must be ordered by the DTC Participant in a

44

timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Trust by no later than 11:00 a.m. Eastern time, of the next Business Day immediately following the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The cash equal to the Cash Component must be transferred directly to the Distributor through the Federal Reserve wire system in a timely manner so as to be received by the Distributor no later than 2:00 p.m. Eastern time, on the next Business Day immediately following the Transmittal Date. An order to create Creation Units of a Fund outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Distributor does not receive both the requisite Deposit Securities and the Cash Component in a timely fashion on the next Business Day immediately following the Transmittal Date, such order will be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the current NAV of the applicable Fund. The delivery of Creation Units so created will occur no later than the third (3rd) Business Day following the day on which the creation order is deemed received by the Distributor.

Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC participant) and in circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. (See “Creation Transaction Fee” section below.)

Placement of Creation Orders Outside Clearing Process—Foreign Funds

The Distributor will inform the Transfer Agent, the Adviser and the Custodian upon receipt of a Creation Order. The Custodian will then provide such information to the appropriate subcustodian. The Custodian will cause the subcustodian of such Fund to maintain an account into which the Deposit Securities (or the cash value of all or part of such securities, in the case of a permitted or required cash purchase or “cash in lieu” amount) will be delivered. Deposit Securities must be delivered to an account maintained at the applicable local custodian. The Trust must also receive, on or before the contractual settlement date, immediately available or same day funds estimated by the Custodian to be sufficient to pay the Cash Component next determined after receipt in proper form of the purchase order, together with the creation transaction fee described below.

Once the Transfer Agent has accepted a creation order, the Transfer Agent will confirm the issuance of a Creation Unit of a Fund against receipt of payment, at such NAV as will have been calculated after receipt in proper form of such order. The Transfer Agent will then transmit a confirmation of acceptance of such order.

Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian, the Distributor and the Adviser will be notified of such delivery and the Transfer Agent will issue and cause the delivery of the Creation Units.

Acceptance of Creation Orders

The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor if, for any reason, (a) the order is not in proper form; (b) the creator or creators, upon obtaining the Shares, would own 80% or more of the currently outstanding Shares of a Fund; (c) the Deposit Securities delivered are not as specified by the Administrator, as described above; (d) the acceptance of the Deposit Securities would have certain adverse tax consequences to a Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include, without limitation, acts of God or public service or utility problems such as earthquakes, fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; wars; civil or military disturbances, including acts of civil or military authority or governmental actions; terrorism; sabotage; epidemics; riots; labor disputes; market conditions or activities causing

45

trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, the NSCC or any other participant in the creation process, and similar extraordinary events. The Transfer Agent will notify a prospective creator of its rejection of the order of such person. The Trust, the Custodian, any subcustodian, the Distributor and the Transfer Agent are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits to Authorized Participants nor shall either of them incur any liability to Authorized Participants for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee

A fixed creation transaction fee of $500 (for Market Vectors BDC Income ETF, Market Vectors CEF Municipal Income ETF, Market Vectors Fallen Angel High Yield Bond ETF, Market Vectors High-Yield Municipal Income ETF, Market Vectors Intermediate Municipal Index ETF, Market Vectors Investment Grade Floating Rate Bond ETF, Market Vectors Long Municipal Index ETF, Market Vectors Mortgage REIT Income ETF, Market Vectors Preferred Securities ex Financials ETF, Market Vectors Pre-Refunded Municipal Index ETF, Market Vectors Short High-Yield Municipal Index ETF, Market Vectors Short Municipal Index ETF and Market Vectors Treasury-Hedged High Yield Bond ETF), $1,000 (for Market Vectors Emerging Markets Aggregate Bond ETF, Market Vectors Emerging Markets High Yield Bond ETF, Market Vectors Emerging Markets Local Currency Bond ETF and Market Vectors International High Yield Bond ETF) and $1,500 (for Market Vectors ChinaAMC China Bond ETF) payable to the Custodian is imposed on each creation transaction regardless of the number of Creation Units purchased in the transaction. A variable charge will be imposed for cash creations affecting both long and short positions held by Market Vectors Treasury-Hedged High Yield Bond ETF. In addition, a variable charge for cash creations or for creations outside the Clearing Process currently of up to four times the basic creation transaction fee may be imposed. In the case of cash creations or where the Trust permits or requires a creator to substitute cash in lieu of depositing a portion of the Deposit Securities, the creator may be assessed an additional variable charge to compensate the Funds for the costs associated with purchasing the applicable securities. (See “Fund Deposit” section above.) As a result, in order to seek to replicate the in-kind creation order process, the Trust expects to purchase, in the secondary market or otherwise gain exposure to, the portfolio securities that could have been delivered as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons (“Market Purchases”). In such cases where the Trust makes Market Purchases, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Trust and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), applicable registration fees, brokerage commissions, fees and expenses incurred in connection with short sale transactions (with respect to Market Vectors Treasury-Hedged High Yield Bond ETF) and certain taxes. The Adviser may adjust the transaction fee to the extent the composition of the creation securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. Creators of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

Redemption of Creation Units

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor, only on a Business Day and only through a Participating Party or DTC Participant who has executed a Participant Agreement. The Trust will not redeem Shares in amounts less than Creation Units. Beneficial Owners also may sell Shares in the secondary market, but must accumulate enough Shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit. See with respect to each Fund the section entitled “Summary Information—Principal Risks of Investing in the Fund” and “Additional Information About the Funds’ Investment Strategies and Risks—Risks of Investing in the Funds” in the Prospectus.

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To the extent a Fund’s redemptions are effected in-kind, the Administrator, through NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time) on each day that the Exchange is open for business, the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. If the Trust determines, based on information available to the Trust when a redemption request is submitted by an Authorized Participant, that (i) the short interest of a Fund in the marketplace is greater than or equal to 100% and (ii) the orders in the aggregate from all Authorized Participants redeeming Fund Shares on a Business Day represent 25% or more of the outstanding Shares of a Fund, such Authorized Participant will be required to verify to the Trust the accuracy of its representations that are deemed to have been made by submitting a request for redemption.  If, after receiving notice of the verification requirement, the Authorized Participant does not verify the accuracy of its representations that are deemed to have been made by submitting a request for redemption in accordance with this requirement, its redemption request will be considered not to have been received in proper form.

Unless cash redemptions are permitted or required for a Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities as announced by the Administrator on the Business Day of the request for redemption, plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities, less the redemption transaction fee and variable fees described below. Should the Fund Securities have a value greater than the NAV of the Shares being redeemed, a compensating cash payment to the Trust equal to the differential plus the applicable redemption transaction fee will be required to be arranged for by or on behalf of the redeeming shareholder. Each Fund reserves the right to honor a redemption request by delivering a basket of securities or cash that differs from the Fund Securities.

Redemption Transaction Fee

The basic redemption transaction fee of $500 (for Market Vectors BDC Income ETF, Market Vectors CEF Municipal Income ETF, Market Vectors Fallen Angel High Yield Bond ETF, Market Vectors High-Yield Municipal Income ETF, Market Vectors Intermediate Municipal Index ETF, Market Vectors Investment Grade Floating Rate Bond ETF, Market Vectors Long Municipal Index ETF, Market Vectors Mortgage REIT Income ETF, Market Vectors Preferred Securities ex Financials ETF, Market Vectors Pre-Refunded Municipal Index ETF, Market Vectors Short High-Yield Municipal Index ETF, Market Vectors Short Municipal Index ETF and Market Vectors Treasury-Hedged High Yield Bond ETF), $1,000 (for Market Vectors Emerging Markets Aggregate Bond ETF, Market Vectors Emerging Markets High Yield Bond ETF, Market Vectors Emerging Markets Local Currency Bond ETF and Market Vectors International High Yield Bond ETF) and $1,500 (for Market Vectors ChinaAMC China Bond ETF) is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. An additional charge up to four times the redemption transaction fee will be charged with respect to cash redemptions or redemptions outside of the Clearing Process. An additional variable charge for cash redemptions or partial cash redemptions (when cash redemptions are permitted or required for a Fund) may also be imposed to compensate the applicable Fund for the costs associated with selling the applicable securities. As a result, in order to seek to replicate the in-kind redemption order process, the Trust expects to sell, in the secondary market, the portfolio securities or settle any financial instruments that may not be permitted to be re-registered in the name of the Participating Party as a result of an in-kind redemption order pursuant to local law or market convention, or for other reasons (“Market Sales”). In such cases where the Trust makes Market Sales, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were sold or settled by the Trust and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes (“Transaction Costs”). The Adviser may adjust the transaction fee to the extent the composition of the redemption securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. In no event will fees charged by a Fund in connection with a redemption exceed 2% of the value of each Creation Unit. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. To the extent a Fund cannot recoup the amount of Transaction Costs incurred in connection with a redemption from the redeeming shareholder because of the 2% cap or otherwise, those Transaction Costs will be borne by the Fund’s remaining shareholders and negatively affect the Fund’s performance.

47

Placement of Redemption Orders Using Clearing Process—All Funds Except Market Vectors BDC Income ETF, Market Vectors CEF Municipal Income ETF, Market Vectors Mortgage REIT Income ETF and Market Vectors Preferred Securities ex Financials ETF

Orders to redeem Creation Units of a Fund must be delivered through a DTC Participant that has executed the Participant Agreement with the Distributor and with the Trust. A DTC Participant who wishes to place an order for redemption of Creation Units of a Fund to be effected need not be a Participating Party, but such orders must state that redemption of Creation Units of the Funds will instead be effected through transfer of Creation Units of the Funds directly through DTC. An order to redeem Creation Units of a Fund is deemed received by the Administrator on the Transmittal Date if (i) such order is received by the Administrator not later than 4:00 p.m. Eastern time on such Transmittal Date; (ii) such order is preceded or accompanied by the requisite number of Shares of Creation Units specified in such order, which delivery must be made through DTC to the Administrator no later than 11:00 a.m. Eastern time, on such Transmittal Date (the “DTC Cut-Off-Time”); and (iii) all other procedures set forth in the Participant Agreement are properly followed.

After the Administrator has deemed an order for redemption received, the Administrator will initiate procedures to transfer the requisite Fund Securities (or contracts to purchase such Fund Securities) which are expected to be delivered within three Business Days and the cash redemption payment to the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Administrator.

Placement of Redemption Orders Using Clearing Process—Market Vectors BDC Income ETF, Market Vectors CEF Municipal Income ETF, Market Vectors Mortgage REIT Income ETF and Market Vectors Preferred Securities ex Financials ETF

Orders to redeem Creation Units of a Fund through the Clearing Process, if available, must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Units of a Fund using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Distributor not later than 4:00 p.m. Eastern time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the applicable Fund as next determined. An order to redeem Creation Units of the Fund using the Clearing Process made in proper form but received by the Fund after 4:00 p.m. Eastern time, will be deemed received on the next Business Day immediately following the Transmittal Date. The requisite Fund Securities (or contracts to purchase such Fund Securities which are expected to be delivered in a “regular way” manner) and the applicable cash payment will be transferred by the third (3rd) Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process—Domestic Funds

Orders to redeem Creation Units of a Fund outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units of a Fund to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units of the Fund will instead be effected through transfer of Creation Units of the Fund directly through DTC. An order to redeem Creation Units of a Fund outside the Clearing Process is deemed received by the Administrator on the Transmittal Date if (i) such order is received by the Administrator not later than 4:00 p.m. Eastern time on such Transmittal Date; (ii) such order is preceded or accompanied by the requisite number of Shares of Creation Units specified in such order, which delivery must be made through DTC to the Administrator no later than 11:00 a.m. Eastern time, on such Transmittal Date (the “DTC Cut-Off-Time”); and (iii) all other procedures set forth in the Participant Agreement are properly followed.

After the Administrator has deemed an order for redemption outside the Clearing Process received, the Administrator will initiate procedures to transfer the requisite Fund Securities (or contracts to purchase such Fund Securities) which are expected to be delivered within three Business Days and the cash redemption payment to the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption

48

order is deemed received by the Administrator. An additional variable redemption transaction fee of up to four times the basic transaction fee is applicable to redemptions outside the Clearing Process.

Placement of Redemption Orders Outside Clearing Process—Foreign Funds

Arrangements satisfactory to the Trust must be in place for the Participating Party to transfer the Creation Units through DTC on or before the settlement date. Redemptions of Shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and a Fund (whether or not it otherwise permits or requires cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Funds could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Deposit Securities under such laws.

In connection with taking delivery of Shares for Fund Securities upon redemption of Creation Units, a redeeming shareholder or entity acting on behalf of a redeeming shareholder must maintain appropriate custody arrangements with a qualified broker dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. If neither the redeeming shareholder nor the entity acting on behalf of a redeeming shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdictions, the Trust may, in its discretion, exercise its option to redeem such Shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash.

Deliveries of redemption proceeds generally will be made within three business days. Due to the schedule of holidays in certain countries or for other reasons, however, the delivery of redemption proceeds may take longer than three business days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods.

For every occurrence of one or more intervening holidays in the applicable non-U.S. market that are not holidays observed in the U.S. equity market, the redemption settlement cycle may be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a non-U.S. market due to emergencies may also prevent the Foreign Funds from delivering securities within the normal settlement period.

Market Vectors ChinaAMC China Bond ETF generally intends to effect creation transactions of Creation Units on the Business Day after the trade date (“T+1”) and settle redemption transactions of cash on the fourth Business Day following the trade date (“T+4”). Market Vectors ChinaAMC China Bond ETF may effect deliveries of Creation Units and redemption cash on a basis other than T+1 or T+4, as the case may be, in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates or under certain other circumstances. If in-kind creations are permitted or required by Market Vectors ChinaAMC China Bond ETF, the ability of the Trust to effect in-kind creations and redemptions within T+1 and T+4, respectively, of receipt of an order in good form is subject to, among other things, the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement period.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with non-U.S. market holiday schedules, will require a delivery process longer than seven calendar days, in certain circumstances. The holidays applicable to the Foreign Funds during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Foreign Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours),

49

the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

In calendar years 2015 and 2016, the dates of regular holidays affecting the relevant securities markets in which the Foreign Funds invest are as follows (please note these holiday schedules are subject to potential changes in the relevant securities markets):

2015

ANGOLA
January 1	February 17	April 4
January 2	March 8	May 1
January 25	March 9	September 17
February 4	April 3

ARGENTINA
January 1	March 23	May 25	November 23
February 16	March 24	July 9	December 7
February 17	April 2	August 17	December 8
March 3	April 3	October 12	December 25
March 4	May 1	November 6

AZERBAIJAN
May 28	June 26	November 17
June 15	November 12	December 31
June 18

BAHRAIN
January 1	July 19	October 14	December 17
January 4	September 23	October 22	December 23
January 25	September 24	December 16

BANGLADESH
March 17	June 3	September 24	December 25
March 26	July 1	September 25	December 31
April 14	July 15	December 16
May 1	July 17	December 24

BARBADOS
January 1	May 1	December 25
January 21	May 25
April 3	August 3
April 6	November 30

BELIZE
January 1	April 6	September 10	November 19
March 9	May 1	September 21	December 25
April 3	May 25	October 12

BOLIVIA
January 1	February 17	June 4	November 1
February 16	February 18	August 6	December 25

BRAZIL
January 1	April 3	July 9	November 20
February 16	April 21	September 7	December 24
February 17	May 1	October 12	December 25
February 18	June 4	November 2	December 31

BULGARIA
January 1	May 1	September 6	December 24
March 3	May 6	September 22	December 25
April 10	May 24	November 1	December 31

CHILE
January 1	May 21	September 18	December 25
April 3	June 29	October 12	December 31
May 1	July 16	December 8

50

CHINA
January 1	February 20	May 1	October 2
January 2	February 23	June 22	October 5
February 18	February 24	September 27	October 6
February 19	April 6	October 1	October 7

COLOMBIA
January 1 January 12 March 23 April 2 April 3	May 1 May 18 June 8 June 15 June 29	July 20 August 7 August 17 October 12 November 2	November 16 December 8 December 25

COSTA RICA
January 1	August 2	December 25
April 2	August 15
April 3	September 15
May 1	October 12

COTE D’IVOIRE
January 1	May 1	July 17
January 4	May 14	August 7
February 9	May 25	August 15
April 6	July 15	September 23

CROATIA
January 1	May 1	August 5	December 31
January 6	June 4	October 8
April 3	June 22	December 24
April 6	June 25	December 25

CZECH REPUBLIC
January 1	May 1	September 28	December 24
April 3	May 8	October 28	December 25
April 6	July 6	November 17	December 31

DOMINICAN REPUBLIC
January 1	April 3	September 24
January 5	May 1	November 9
January 26	June 3	December 25
February 27	August 16

ECUADOR
January 1	April 3	November 2
January 2	May 1	November 3
February 16	August 10	December 25
February 17	October 9

EGYPT
January 1	April 12	July 18	September 24
January 3	April 13	July 23	October 6
January 7	July 1	September 22	October 14
January 25	July 17	September 23	December 23
The Egyptian market is closed every Friday.

EL SALVADOR
January 1	May 1	August 5	November 2
April 2	June 17	August 6	December 25
April 3	August 4	September 15

GABON
January 1	May 1	August 15
January 2	May 14	August 16
April 6	May 25	August 17
April 17	July 17	September 23

51

GEORGIA
January 1	March 3	August 28
January 2	April 9	October 14
January 7	May 12	November 23
January 14	May 26

GHANA
January 1	May 1	September 21	December 28
March 6	May 25	September 24
April 3	July 1	December 4
April 6	July 20	December 25

GUATEMALA
January 1	June 29	December 25
April 2	September 15
April 3	October 20
May 1	November 1

HONDURAS
January 1	April 14	October 12
April 2	May 1	October 21
April 3	September 15	December 25
April 4	October 3

HONG KONG
January 1	April 3	May 25	December 24
February 18	April 6	July 1	December 25
February 19	April 7	September 28	December 31
February 20	May 1	October 1

HUNGARY
January 1	April 6	August 20	December 24
January 2	May 1	August 21	December 25
April 3	May 25	October 23

INDIA
January 26	April 2	August 18	November 11
February 17	April 3	September 17	November 12
February 19	April 14	September 25	November 25
March 6	May 1	October 2	December 24
April 1	May 4	October 22	December 25

INDONESIA
January 1	May 14	July 20	October 14
February 19	June 2	July 21	December 24
April 3	July 16	August 17	December 25
May 1	July 17	September 24	December 31

IRAQ
January 1	April 17	September 22	December 24
January 6	July 14	October 13
March 20	July 15	October 23

ISRAEL
March 5	April 8	September 13	September 28
March 17	April 9	September 14	September 29
April 3	April 22	September 15	September 30
April 5	April 23	September 22	October 1
April 6	May 24	September 23	October 4
April 7	July 26	September 27	October 5
*The Israeli market is closed every Friday.

JAMAICA
January 1	May 25	December 26
February 18	August 6
April 3	October 19
April 6	December 25

JORDAN
January 1	May 1	December 24
January 7	May 25	December 25
January 8	September 24
February 19	October 15

52

KAZAKHSTAN
January 1	March 25	August 31	December 16
January 2	May 1	September 23	December 17
January 7	May 7	September 24
March 9	May 11	September 25
March 24	July 6	December 1

KENYA
January 1	April 6	June 1	December 25
April 3	May 1	October 20

KUWAIT
January 1	February 25	September 22	October 14
January 4	February 26	September 23	December 24
January 25	July 19	September 24

LATVIA
January 1	April 30	June 23	December 25
January 2	May 1	June 24	December 30
April 2	May 4	November 18	December 31
April 3	May 14	December 23
April 6	June 22	December 24

LEBANON
January 1	April 3	September 23	December 25
January 6	April 10	September 24
February 9	May 1	October 14
March 25	July 17	October 23

LITHUANIA
January 1	April 3	May 14	December 24
February 16	April 6	June 24	December 25
March 11	May 1	July 6	December 31

MALAYSIA
January 1	February 20	July 18	October 14
February 2	May 1	August 31	November 10
February 3	May 4	September 16	December 24
February 19	July 17	September 24	December 25

MEXICO
January 1	April 2	May 1	November 20
February 2	April 3	September 16	December 25
March 16

MONGOLIA
January 1	July 11
February 21	July 13
March 8	November 26
June 1

MOROCCO
January 1	July 30	August 21	November 6
January 5	August 14	September 23	November 18
May 1	August 20	October 13

NAMIBIA
January 1	May 1	August 26
March 21	May 4	December 10
April 3	May 14	December 25
April 6	May 25	December 26

NIGERIA
January 1	April 6	September 24	December 25
January 2	May 1	September 25
April 3	May 29	October 1

53

OMAN
January 1	July 19	September 24	November 18
January 4	July 23	October 13	November 19
January 25

PAKISTAN
January 1	June 30	September 22	October 23
February 5	July 1	September 23	November 9
March 23	July 20	September 24	December 24
May 1	August 14	October 22	December 25

PANAMA
January 1	February 18	November 3	December 8
January 9	April 3	November 4	December 25
February 17	May 1	November 5

PARAGUAY
January 1	May 14	December 8
April 2	May 15	December 25
April 3	June 12
May 1	September 29

PERU
January 1	April 3	July 28	December 8
January 2	May 1	October 8	December 25
April 2

PHILIPPINES
January 1	February 19	June 12	December 25
January 2	April 2	August 21	December 30
January 15	April 3	August 31	December 31
January 16	April 9	November 30
January 19	May 1	December 24

POLAND
January 1	April 6	November 11	December 31
January 6	May 1	December 24
April 3	June 4	December 25

QATAR
January 1	July 19	July 21	September 15
February 10	July 20	September 14	September 16
March 1
*The Qatari market is Closed every Friday.

RUSSIA
January 1	January 7	March 9	June 12
January 2	January 8	May 1	November 4
January 5	January 9	May 4	December 31
January 6	February 23	May 11

SAUDI ARABIA
January 25	September 22	September 28
July 20	September 23	September 29
July 24	September 24
September 21	September 25
*The Saudi market is closed every Friday.

SENEGAL
January 1	May 1	August 15	December 25
January 13	May 14	September 23
April 4	May 25	October 13
April 6	July 18	November 1

SERBIA
January 1	February 16	April 13
January 2	February 17	May 1
January 7	April 10	November 11

54

SINGAPORE
January 1	April 3	July 17	November 10
February 19	May 1	August 10	December 25
February 20	June 1	September 24

SOUTH AFRICA
January 1	April 27	August 10	December 25
April 3	May 1	September 24
April 6	June 16	December 16

SOUTH KOREA
January 1	February 20	May 25	October 9
February 18	May 1	September 28	December 25
February 19	May 5	September 29	December 31

SRI LANKA
January 1	April 13	December 25
February 4	September 25
April 3	November 11
April 6	December 24

THAILAND
January 1	April 14	July 1	December 10
January 2	April 15	July 30	December 31
March 4	May 1	August 12
April 6	May 5	October 23
April 13	June 1	December 7

TUNISIA
January 1	April 9	August 13
January 3	May 1	September 23
March 20	July 18	October 13
March 21	July 25	November 17

TRINIDAD AND TOBAGO
January 1	April 3	September 24
February 16	April 6	November 11
February 17	June 4	December 25
March 30	August 31

TURKEY
January 1	May 19	September 23	October 28
April 23	July 16	September 24	October 29
May 1	July 17	September 25

UKRAINE
January 1	March 9	May 11
January 2	April 13	June 1
January 5	May 1	June 29
January 7	May 4	August 24

UNITED ARAB EMIRATES
January 1	July 20	September 27	December 24
May 15	September 24	October 15
July 18	September 25	December 2
July 19	September 26	December 3
*The United Arab Emirates market is closed every Friday.

URUGUAY
January 1	April 2	June 19	December 25
January 6	April 3	August 25
February 16	May 1	October 12
February 17	May 18	November 2

VENEZUELA
January 1	April 2	June 24	December 25
January 6	April 3	July 24	December 31
February 16	May 1	August 18
February 17	May 14	December 8
March 19	June 4	December 24

55

VIETNAM
January 1	February 18	April 28	September 2
January 2	February 19	April 29
February 16	February 20	April 30
February 17	February 23	May 1

ZAMBIA
January 1	March 12	May 1	July 7
January 2	April 3	May 25	August 3
March 9	April 6	July 6	December 25

2016

ANGOLA
January 1	March 8
January 25	March 25
February 4	April 4
February 9

ARGENTINA
January 1	March 24	June 20	November 28
February 8	March 25	August 15	December 8
February 9	May 25	October 10	December 30

AZERBAIJAN

January 1	June 15
March 8	October 18
March 21	November 17
April 1
May 9

BAHRAIN
January 1	July 7	September 14	October 12
May 1	September 12	October 2	December 12
July 6	September 13	October 11

BANGLADESH
March 17	July 6	September 12
April 14	July 7	September 13
June 3	August 15	October 11
July 1	August 25	December 12

BARBADOS
January 1	April 28	August 2
January 21	May 2	November 30
March 25	May 16	December 26
March 28	August 1	December 27

BELIZE
January 1	March 28	November 19
March 7	September 21
March 25	October 12

BOLIVIA
January 1	February 9	June 21
January 22	March 25
February 8	May 26

BRAZIL
January 1	February 9	September 7	December 30
January 20	March 25	October 12
January 25	April 21	November 2
February 8	May 26	November 15

BULGARIA
January 1	May 6
March 3	May 24
March 25	September 6
May 1	September 22

56

CHILE
January 1	June 27	September 19	December 8
March 24	August 15	October 10	December 23
March 25	September 16	October 31	December 30
May 23	September 18	November 1

CHINA
January 1	February 16	June 9	October 7
January 18	April 4	July 4	October 10
February 8	May 2	September 5	November 11
February 9	May 3	September 15	November 24
February 10	May 4	October 3	December 26
February 11	May 5	October 4
February 12	May 6	October 5
February 15	May 30	October 6

COLOMBIA
January 1	March 25	July 4	November 7
January 11	May 9	July 20	November 14
March 21	May 30	August 15	December 8
March 24	June 6	October 17	December 30

COSTA RICA

January 1	August 15
March 24	September 15
March 25
July 25

COTE D’IVOIRE
January 1
March 28

CROATIA
January 1	May 26	November 1
January6	June 22	December 26
March 25	August 5
March 28	August 15

CZECH REPUBLIC
January 1	July 6	October 28	December 26
March 28	September 28	November 17	December 30
July 5

DOMINICAN REPUBLIC
January 1	May 2
January 4	May 16
January 21	May 26
January 25	August 16

ECUADOR
January 1	March 25	November 2	December 30
February 8	May 27	November 3
February 9	August 12	December 6

EGYPT
January 7	May 2	September 12	December 11
January 25	July 6	September 13	December 12
April 25	July 7	October 2
May 1	September 11	October 6
The Egyptian market is closed every Friday.

EL SALVADOR
January 1	March 26
March 24
March 25

57

GABON
January 1
March 28
April 17

GEORGIA
January 1	March 8	May 12
January 7	April 29	May 26
January 19	May 2	October 14
March 3	May 9	November 23

GHANA
January 1	May 2	September 12	December 27
March 7	May 25	September 21
March 25	July 1	December 2
March 28	July 6	December 26

GUATEMALA
January 1	September 15
March 24	October 20
March 25	November 1
June 30

HONDURAS
January 1	May 1	October 12
March 24	September 15	October 21
March 25	October 3

HONG KONG
January 1	March 25	June 9	December 26
February 8	March 28	July 1	December 27
February 9	April 4	September 16
February 10	May 2	October 10

HUNGARY
January 1	March 25	October 31	December 30
March 14	March 28	November 1
March 15	May 16	November 26

INDIA
January 1	April 15	August 17	October 12
January 26	April 19	August 19	October 31
March 7	May 21	August 22	November 1
March 23	June 30	September 5	November 14
March 25	July 1	September 12	December 12
April 1	July 6	September 13	December 13
April 8	July 7	September 30
April 14	August 15	October 11

INDONESIA
January 1	May 5	July 7	October 3
February 8	May 6	July 8	December 12
March 9	July 4	August 17	December 26
March 25	July 5	September 12	December 30
April 8	July 6	September 13

IRAQ
January 1	March 5	April 9
January 6	March 21

ISRAEL
March 24	May 11	October 4	October 20
April 24	May 12	October 11	October 23
April 25	May 13	October 12	October 24
April 26	June 12	October 16	December 25
April 27	August 14	October 17
April 28	October 2	October 18
April 29	October 3	October 19
*The Israeli market is closed every Friday.

58

JAMAICA
January 1	May 23	December 27
February 10	August 1
March 25	October 17
March 28	December 26

JORDAN
January 1	October 3
May 25	December 12
July 7
September 13

KAZAKHSTAN
January 1	March 22	August 30
January 4	March 23	September 12
January 7	May 2	December 1
March 8	May 9	December 16
March 21	July 6	December 19

KENYA
January 1	May 2	July 7	December 12
March 25	June 1	October 10	December 26
March 28	July 6	October 20	December 27

KUWAIT
January 3	July 5	September 11	September 14
February 25	July 6	September 12	October 2
May 5	July 7	September 13	December 12

LATVIA
January 1	May 2	June 23	December 26
March 25	May 4	June 24
March 28	May 5	November 18

LEBANON
January 1	March 28	July 6	September 13
January 6	April 29	July 7	October 11
February 9	May 2	August 15	November 12
March 25	May 25	September 12	December 12

LITHUANIA
January 1	March 25	May 5	October 31
February 15	March 28	June 24	November 1
February 16	March 29	July 6	December 26
March 11	May 2	August 15	December 27

MALAYSIA
January 1	May 23	July 7	October 3
February 1	May 30	July 8	October 31
February 8	May 31	August 31	December 12
February 9	June 4	September 12	December 26
May 2	July 6	September 16

MEXICO
January 1	March 21	September 16	December 12
February 1	March 24	November 2
February 5	March 25	November 21

MONGOLIA
January 1	July 12
March 8	July 13
June 1
July 11

MOROCCO
January 1	July 7	September 14	December 12
January 11	September 12	October 3	December 13
July 6	September 13	November 18

59

NAMIBIA
January 1	May 4	December 26
March 21	May 5
March 25	May 25
March 28	August 26

NIGERIA
January 1	May 30	September 12	December 12
March 25	July 6	September 13	December 26
March 28	July 7	October 3	December 27
May 2

OMAN
January 1	July 7	September 13	October 2
May 5	September 12	September 14	December 12
July 6

PAKISTAN
January 1	June 24	July 9	October 11
February 5	July 1	September 12	October 12
March 23	July 6	September 13	November 9
June 6	July 7	September 14	December 12
June 7	July 8	September 15	December 13

PANAMA
January 1	March 24	November 3	December 8
February 8	March 25	November 4	December 26
February 9	May 2	November 10
February 10	August 15	November 28

PARAGUAY
January 1	August 15
March 1	September 29
March 24	December 8
March 25	December 26

PERU
January 1	June 29	July 29	November 1
March 24	July 28	August 30	December 8
March 25

PHILIPPINES
January 1	March 25	August 26	November 2
February 8	May 9	August 29	November 30
February 25	July 6	September 12	December 30
March 24	July 7	November 1

POLAND
January 1	March 28	August 15	December 26
January 6	May 3	November 1
March 25	May 26	November 11

QATAR
March 6	September 11	September 13	September 15
July 6	September 12	September 14	December 18
July 7
*The Qatari market is closed every Friday.

RUSSIA
January 1	January 7	March 7	May 10
January 4	January 8	March 8	June 13
January 5	February 22	May 2	November 4
January 6	February 23	May 9

SAUDI ARABIA
July 7	September 9	September 15
July 8	September 12	September 16
July 13	September 13	September 23
September 8	September 14
*The Saudi market is closed every Friday.

60

SENEGAL
January 1	May 1	August 15	December 12
March 28	May 5	October 11
April 4	May 16	November 1

SERBIA
January 1	February 15	April 29	May 3
January 7	February 16	May 2	November 11

SINGAPORE
January 1	May 2	August 9	October 31
February 8	May 21	September 12	December 26
February 9	May 23	September 13
March 25	July 7	October 29

SOUTH AFRICA
January 1	April 27	December 16	December 30
March 21	May 2	December 23
March 25	June 16	December 26
March 28	August 9	December 27

SOUTH KOREA
January 1	March 1	June 6	October 3
January 4	April 5	August 15	November 10
February 8	April 13	September 14	December 30
February 9	April 14	September 15
February 10	May 5	September 16

SRI LANKA
January 1	April 13
February 4	July 5
March 25	September 14
March 28	December 12

THAILAND
January 1	April 14	May 23	August 12
February 22	April 15	July 1	October 24
April 6	May 2	July 18	December 5
April 13	May 5	July 19	December 12

TUNISIA
January 1	July 7	November 7
January 14	July 25
March 21	September 13

TRINIDAD AND TOBAGO
January 1	March 28	June 20	December 26
February 8	March 30	July 7
February 9	May 26	August 1
March 25	May 30	August 31

TURKEY
January 1	July 5	August 30	September 15
April 23	July 6	September 12	September 16
May 1	July 7	September 13	October 28
May 19	July 8	September 14	October 29

UKRAINE
January 1	May 2	June 28
January 4	May 3	August 24
January 7	May 9
March 8	June 20

UNITED ARAB EMIRATES
January 2	July 7	September 13	December 11
May 4	August 6	September 14	December 12
May 5	September 10	October 2
July 5	September 11	December 3
July 6	September 12	December 4
*The United Arab Emirates market is closed every Friday.

61

URUGUAY
January 1	April 18
January 6	July 18
February 8	August 25
February 9	December 25

VENEZUELA

January 1	March 24	May 30	August 15
January 11	March 25	June 24	October 12
February 8	April 19	June 27	October 31
February 9	May 9	July 5	December 12

VIETNAM
January 1	February 9	April 18	May 3
February 8	February 10	May 2	September 2

ZAMBIA
January 1	March 28	July 4	October 24
March 8	May 5	July 5	December 26
March 25	May 25	August 1

The longest redemption cycle for Foreign Funds is a function of the longest redemption cycle among the countries whose securities comprise the Fund. In the calendar years 2015 and 2016, the dates of regular holidays affecting the following securities markets present the worst-case (longest) redemption cycle* for Foreign Funds as follows:

SETTLEMENT PERIODS GREATER
THAN SEVEN DAYS FOR YEAR 2015

	Beginning of Settlement Period	End of Settlement Period	Number of Days in Settlement Period
Brazil	12/22/2015	12/30/2015	8
	12/23/2015	1/4/2016	12
China	2/13/2015	2/25/2015	12
	2/16/2015	2/26/2015	10
	2/17/2015	2/27/2015	10
	9/28/2015	10/8/2015	10
	9/29/2015	10/9/2015	10
	9/30/2015	10/12/2015	12
Indonesia	7/13/2015	7/22/2015	9
	7/14/2015	7/23/2015	9
	7/15/2015	7/24/2015	9
Israel	4/1/2015	4/12/2015	11
	4/2/2015	4/13/2015	11
	9/21/2015	10/6/2015	15
	9/24/2015	10/7/2015	13
Kazakhstan	9/18/2015	9/28/2015	10
Namibia	3/27/2015	4/7/2015	11
	4/24/2015	5/5/2015	11
	5/7/2015	5/15/2015	8
	5/18/2015	5/26/2015	8
	8/19/2015	8/27/2015	8
	12/3/2015	12/11/2015	8
	12/18/2015	12/28/2015	10
Philippines	1/12/2015	1/20/2015	8
	1/13/2015	1/21/2015	8

62

SETTLEMENT PERIODS GREATER
THAN SEVEN DAYS FOR YEAR 2015

	Beginning of Settlement Period	End of Settlement Period	Number of Days in Settlement Period
	1/14/2015	1/22/2015	8
	12/23/2015	1/4/2016	12
	12/28/2015	1/5/2016	8
	12/29/2015	1/6/2016	8
Qatar	7/15/2015	7/23/2015	8
	7/16/2015	7/26/2015	10
	7/19/2015	7/27/2015	8
	9/16/2015	9/24/2015	8
	9/17/2015	9/27/2015	10
	9/20/2015	9/28/2015	8
South Africa	12/23/2014	1/2/2015	10
	12/24/2014	1/5/2015	12
	12/29/2014	1/6/2015	8
	12/30/2014	1/7/2015	8
	12/31/2014	1/8/2015	8
	3/27/2015	4/7/2015	11
	3/30/2015	4/8/2015	9
	3/31/2015	4/9/2015	9
	4/1/2015	4/10/2015	9
	4/2/2015	4/13/2015	11
	4/20/2015	4/28/2015	8
	4/21/2015	4/29/2015	8
	4/22/2015	4/30/2015	8
	4/23/2015	5/1/2015	8
	4/23/2015	5/4/2015	11
	4/24/2015	5/5/2015	11
	4/28/2015	5/6/2015	8
	4/29/2015	5/7/2015	8
	4/30/2015	5/8/2015	8
	6/9/2015	6/17/2015	8
	6/10/2015	6/18/2015	8
	6/11/2015	6/19/2015	8
	6/12/2015	6/22/2015	10
	6/15/2015	6/23/2015	8
	8/3/2015	8/11/2015	8
	8/4/2015	8/12/2015	8
	8/5/2015	8/13/2015	8
	8/6/2015	8/14/2015	8
	9/6/2015	8/17/2015	10
	9/17/2015	9/25/2015	8
	9/18/2015	9/28/2015	10
	9/21/2015	9/29/2015	8
	9/22/2015	9/30/2015	8
	9/23/2015	10/1/2015	8
	12/9/2015	12/17/2015	8
	12/10/2015	12/18/2015	8
	12/11/2015	12/21/2015	10

63

SETTLEMENT PERIODS GREATER
THAN SEVEN DAYS FOR YEAR 2015

	Beginning of Settlement Period	End of Settlement Period	Number of Days in Settlement Period
	12/14/2015	12/22/2015	8
	12/15/2015	12/23/2015	8
	12/18/2015	12/28/2015	10
	12/21/2015	12/29/2015	8
	12/22/2015	12/30/2015	8
	12/23/2015	12/31/2015	8
	12/24/2015	1/4/2016	11
	12/28/2015	1/5/2016	8
	12/29/2015	1/6/2016	8
	12/30/2015	1/7/2016	8
	12/31/2015	1/8/2016	8
Thailand	4/8/2015	4/16/2015	8
	4/9/2015	4/17/2015	8
	4/10/2015	4/20/2015	8
Vietnam	2/11/2015	2/24/2015	13
	2/12/2015	2/25/2015	13
	2/13/2015	2/26/2015	13

SETTLEMENT PERIODS GREATER
THAN SEVEN DAYS FOR YEAR 2016

	Beginning of Settlement Period	End of Settlement Period	Number of Days in Settlement Period
Colombia	3/18/2016	3/28/2016	10
Costa Rica	12/21/2016	1/2/2017	12
	12/22/2016	1/3/2017	12
	12/23/2016	1/4/2017	12
Indonesia	6/29/2016	7/11/2016	12
	6/30/2016	7/12/2016	12
	7/1/2016	7/13/2016	12
Israel	4/20/2016	5/1/2016	11
	4/21/2016	5/2/2016	11
	10/10/2016	10/25/2016	15
	10/13/2016	10/26/2016	13
Malaysia	7/1/2016	7/11/2016	10
	7/4/2016	7/12/2016	8
	7/5/2016	7/13/2016	8
Mexico	3/18/2016	3/28/2016	10
Morocco	9/7/2016	9/15/2016	8
	9/8/2016	9/16/2016	8
	9/9/2016	9/19/2016	10
Pakistan	9/8/2016	9/16/2016	8
	9/9/2016	9/19/2016	10
Philippines	12/23/2015	1/4/2016	12
	12/28/2015	1/5/2016	8
	12/29/2015	1/6/2016	8
Serbia	4/26/2016	5/4/2016	8
	4/27/2016	5/5/2016	8
	4/28/2016	5/6/2016	8

64

SETTLEMENT PERIODS GREATER
THAN SEVEN DAYS FOR YEAR 2016

	Beginning of Settlement Period	End of Settlement Period	Number of Days in Settlement Period
South Africa	12/24/2015	1/4/2016	11
	12/28/2015	1/5/2016	8
	12/29/2015	1/6/2016	8
	12/30/2015	1/7/2016	8
	12/31/2015	1/8/2016	8
	3/14/2016	3/22/2016	8
	3/15/2016	3/23/2016	8
	3/16/2016	3/24/2016	8
	3/17/2016	3/29/2016	12
	3/18/2016	3/30/2016	12
	3/22/2016	3/31/2016	9
	3/23/2016	4/1/2016	9
	3/24/2016	4/4/2016	11
	4/20/2016	4/28/2016	8
	4/21/2016	4/29/2016	8
	4/22/2016	5/3/2016	11
	4/25/2016	5/4/2016	9
	4/26/2016	5/5/2016	9
	4/28/2016	5/6/2016	8
	4/29/2016	5/9/2016	10
	6/09/2016	6/17/2016	8
	6/10/2016	6/20/2016	10
	6/13/2016	6/21/2016	8
	6/14/2016	6/22/2016	8
	6/15/2016	6/23/2016	8
	8/2/2016	8/10/2016	8
	8/3/2016	8/11/2016	8
	8/4/2016	8/12/2016	8
	8/5/2016	8/15/2016	10
	8/8/2016	8/16/2016	8
	12/9/2016	12/19/2016	10
	12/12/2016	12/20/2016	8
	12/13/2016	12/21/2016	8
	12/14/2016	12/22/2016	8
	12/15/2016	12/28/2016	13
	12/16/2016	12/28/2016	12
	12/19/2016	12/29/2016	10
	12/20/2016	1/2/2017	13
	12/21/2016	1/3/2017	13
	12/22/2016	1/4/2017	13
	12/28/2016	1/5/2017	8
	12/29/2016	1/6/2017	8
Thailand	4/8/2016	4/18/2016	10
	4/11/2016	4/19/2016	8
	4/12/2016	4/20/2016	8

65

SETTLEMENT PERIODS GREATER
THAN SEVEN DAYS FOR YEAR 2016

	Beginning of Settlement Period	End of Settlement Period	Number of Days in Settlement Period
Turkey	7/1/2016	7/11/2016	8
	7/4/2016	7/12/2016	10
	9/8/2016	9/19/2016	8
	9/9/2016	9/20/2016	11
Ukraine	12/31/2015	1/8/2016	8
Vietnam	2/3/2016	2/11/2016	8
	2/4/2016	2/12/2016	8
	2/5/2016	2/15/2016	10

*	These worst-case redemption cycles are based on information regarding regular holidays, which may be out of date. Based on changes in holidays, longer (worse) redemption cycles are possible.

The right of redemption may be suspended or the date of payment postponed (1) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of a Fund or determination of its NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in each Fund’s Prospectus entitled “Shareholder Information—Determination of NAV.”

The NAV per Share for each Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is determined each business day as of the close of trading (ordinarily 4:00 p.m. Eastern time) on the NYSE. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

The values of each Fund’s portfolio securities are based on the securities’ closing prices on local markets, when available. Due to the time differences between the United States and certain countries in which certain Funds invest, securities on these exchanges may not trade at times when Shares of a Fund will trade. In the absence of a last reported sales price, or if no sales were reported, and for other assets for which market quotes are not readily available, values may be based on quotes obtained from a quotation reporting system, established market makers or by an outside independent pricing service. Short positions may be valued based on ask prices obtained from such sources in the absence of a last reported sales price for the shorted security. Fixed income securities are normally valued on the basis of quotes from brokers or dealers, established market makers or an outside independent pricing service using data reflecting the earlier closing of the principal markets for those securities. Prices obtained by an outside independent pricing service may use information provided by market makers or estimates of market values obtained from yield data related to investments or securities with similar characteristics and may use a computerized grid matrix of securities and its evaluations in determining what it believes is the fair value of the portfolio securities. Short-term investments having a maturity of 60 days or less are valued at amortized cost. If a market quotation for a security is not readily available or the Adviser believes it does not otherwise accurately reflect the market value of the security at the time a Fund calculates its NAV, the security will be fair valued by the Adviser in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees. Each Fund may also use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security in the Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. In addition, each Fund currently expects that it

66

will fair value certain of such securities held by a Fund each day the Fund calculates its NAV, except those securities principally traded on exchanges that close at the same time the Fund calculates its NAV. Accordingly, a Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices at the time the exchanges on which they principally trade close. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s respective Index. This may adversely affect a Fund’s ability to track its respective Index. With respect to securities that are principally traded on foreign exchanges, the value of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

67

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in each Fund’s Prospectus entitled “Shareholder Information—Distributions.”

General Policies

Dividends from net investment income, if any, are declared and paid monthly by each Fund (quarterly with respect to Market Vectors BDC Income ETF and Market Vectors Mortgage REIT Income ETF). Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for each Fund to improve its Index tracking or to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act. It is currently expected that each Fund will distribute virtually all of its net income (interest less expenses) monthly (quarterly with respect to Market Vectors BDC Income ETF and Market Vectors Mortgage REIT Income ETF) while capital gains distributions will generally occur annually in December. In addition, the Trust may distribute at least annually amounts representing the full dividend yield on the underlying portfolio securities of the Funds, net of expenses of the Funds, as if each Fund owned such underlying portfolio securities for the entire dividend period in which case some portion of each distribution may result in a return of capital for tax purposes for certain shareholders.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust. The Trust makes additional distributions to the minimum extent necessary (i) to distribute the entire annual taxable income and net-tax exempt interest income of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Internal Revenue Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income.

DIVIDEND REINVESTMENT SERVICE

No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Funds through DTC Participants for reinvestment of their dividend distributions. If this service is used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the Funds. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Although the Trust does not have information concerning the beneficial ownership of shares held in the names of DTC Participants, as of July 31, 2015, the name, address and percentage of ownership of each DTC Participant that owned of record 5% or more of the outstanding shares of a Fund were as follows:

Market Vectors BDC Income ETF
Name and Address of Beneficial Owner	Percentage of Class of Fund Owned
National Financial Services LLC 200 Liberty Street, New York, NY 10281	17.07%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	16.08%
RBC Capital Markets Corporation 1 Liberty St, New York, NY 10006	9.62%
TD Ameritrade Clearing, Inc 4211 South 102nd Street, Omaha, NE 68127-1031	8.62%
Pershing LLC One Pershing Plaza, Jersey City, NJ 07399	5.22%

68

Market Vectors CEF Municipal Income ETF
Name and Address of Beneficial Owner	Percentage of Class of Fund Owned
National Financial Services LLC 200 Liberty Street, New York, NY 10281	18.11%
Merrill Lynch, Pierce, Fenner & Smith Inc. World Financial Center, North Tower, New York, NY 10080	14.28%
Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	11.86%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	11.50%
Pershing LLC One Pershing Plaza, Jersey City, NJ 07399	8.13%
TD Ameritrade Clearing, Inc 4211 South 102nd Street, Omaha, NE 68127-1031	6.35%
J.P. Morgan Clearing Corp. 3 Chase Metrotech Center, Proxy Dept./NY1-H034, Brooklyn NY 11245-0001	5.74%

Market Vectors ChinaAMC China Bond ETF
Name and Address of Beneficial Owner	Percentage of Class of Fund Owned
National Financial Services LLC 200 Liberty Street, New York, NY 10281	20.42%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	15.20%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street, Omaha, NE 68127-1031	10.09%
Van Eck Ownership	8.33%
J.P. Morgan Clearing Corp. 3 Chase Metrotech Center, Proxy Dept./NY1-H034, Brooklyn NY 11245-0001	5.64%

Market Vectors Emerging Markets Aggregate Bond ETF
Name and Address of Beneficial Owner	Percentage of Class of Fund Owned
Van Eck Ownership	50.00%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	13.43%
Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	10.03%
Merrill Lynch Professional Clearing Corp. 101 Hudson Street, Jersey City, NJ 07302	6.09%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	5.54%

69

Market Vectors Emerging Markets High Yield Bond ETF
Name and Address of Beneficial Owner	Percentage of Class of Fund Owned
National Financial Services LLC 200 Liberty Street, New York, NY 10281	15.48%
American Enterprise Investment Service 901 3rd Ave South, Minneapolis, MN 55474	12.55%
Pershing LLC One Pershing Plaza, Jersey City, NJ 07399	12.43%
The Bank of New York Mellon One Wall Street, 5th Floor, New York, NY 10286-0001	12.20%
State Street Bank and Trust Company 225 Franklin Street, Boston, MA 02110	10.13%
SEI Private Trust Company 100 Cider Mill Road, Oaks, PA 19456	5.49%

Market Vectors Emerging Markets Local Currency Bond ETF
Name and Address of Beneficial Owner	Percentage of Class of Fund Owned
Merrill Lynch, Pierce, Fenner & Smith Inc. World Financial Center, North Tower, New York, NY 10080	23.72%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	16.12%
State Street Bank and Trust Company 225 Franklin Street, Boston, MA 02110	13.31%
The Bank of New York Mellon/Mellon T 525 William Penn Place Suite 153-0400, Pittsburgh Patty Halsey	6.42%
Brown Brothers Harriman & Co. 50 Milk Street, Boston, MA 02109	5.24%

Market Vectors Fallen Angel High Yield Bond ETF
Name and Address of Beneficial Owner	Percentage of Class of Fund Owned
TD Ameritrade Clearing, Inc. 4211 South 102nd Street, Omaha, NE 68127-1031	19.33%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	18.12%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	11.63%
Van Eck Ownership	10.34%
Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	9.17%
Pershing LLC One Pershing Plaza, Jersey City, NJ 07399	5.53%

Market Vectors High-Yield Municipal Index ETF
Name and Address of Beneficial Owner	Percentage of Class of Fund Owned
Merill Lynch, Pierce, Fenner & Smith Inc. World Financial Center, North Tower, New York, NY 10080	17.13%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	12.76%
First Clearing LLC Riverfront Plaza 901 East Byrd Street, Richmond, VA 23219	9.49%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	9.26%
Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	7.49%

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Market Vectors High-Yield Municipal Index ETF
Name and Address of Beneficial Owner	Percentage of Class of Fund Owned
UBS Financial Services Inc.	7.42%
1000 Harbor Boulevard, Weehawken, NJ 07086-6790
State Street Bank and Trust Company 225 Franklin Street, Boston, MA 02110	5.54%

Market Vectors Intermediate Municipal Index ETF
Name and Address of Beneficial Owner	Percentage of Class of Fund Owned
Merill Lynch, Pierce, Fenner & Smith Inc. World Financial Center, North Tower, New York, NY 10080	51.77%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	7.65%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	5.58%
First Clearing LLC Riverfront Plaza 901 East Byrd Street, Richmond, VA 23219	5.43%

Market Vectors International High Yield Bond ETF
Name and Address of Beneficial Owner	Percentage of Class of Fund Owned
The Bank of New York Mellon One Wall Street, 5th Floor, New York, NY 10286-0001	25.65%
Janney Montgomery Scott LLC 1717 Arch Street, Philadelphia, PA 19103	18.25%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	16.88%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	8.19%
State Street Bank and Trust Company 225 Franklin Street, Boston, MA 02110	7.89%
TD Ameritrade Clearing, Inc 4211 South 102nd Street, Omaha, NE 68127-1031	5.46%
First Clearing LLC Riverfront Plaza 901 East Byrd Street, Richmond, VA 23219	5.29%

Market Vectors Investment Grade Floating Rate ETF
Name and Address of Beneficial Owner	Percentage of Class of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	31.28%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	10.07%
Pershing LLC One Pershing Plaza, Jersey City, NJ 07399	9.42%
TD Ameritrade Clearing, Inc 4211 South 102nd Street, Omaha, NE 68127-1031	8.57%
Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	5.61%

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Market Vectors Long Municipal Index ETF
Name and Address of Beneficial Owner	Percentage of Class of Fund Owned
Merill Lynch, Pierce, Fenner & Smith Inc. World Financial Center, North Tower, New York, NY 10080	19.22%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	9.84%
The Bank of New York Mellon One Wall Street, 5th Floor, New York, NY 10286-0001	9.29%
UBS Financial Services Inc. 1000 Harbor Boulevard, Weehawken, NJ 07086-6790	8.47%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	8.19%
Pershing LLC One Pershing Plaza, Jersey City, NJ 07399	8.19%
Stifel Nicolaus & Co., Inc. 501 N Broadway St., St. Louis, MO 63102	6.61%
First Clearing LLC Riverfront Plaza 901 East Byrd Street, Richmond, VA 23219	5.84%

Market Vectors Mortgage REIT Income ETF
Name and Address of Beneficial Owner	Percentage of Class of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	22.94%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	18.12%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street, Omaha, NE 68127-1031	8.46%
Merill Lynch, Pierce, Fenner & Smith Inc. World Financial Center, North Tower, New York, NY 10080	7.31%
Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	6.40%

Market Vectors Preferred Securities ex Financials ETF
Name and Address of Beneficial Owner	Percentage of Class of Fund Owned
National Financial Services LLC 200 Liberty Street, New York, NY 10281	29.88%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	16.05%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street, Omaha, NE 68127-1031	10.59%
Pershing LLC One Pershing Plaza, Jersey City, NJ 07399	7.36%

Market Vectors Pre-Refunded Municipal Index ETF
Name and Address of Beneficial Owner	Percentage of Class of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	21.95%
First Clearing LLC Riverfront Plaza 901 East Byrd Street, Richmond, VA 23219	12.49%
Merill Lynch, Pierce, Fenner & Smith Inc. World Financial Center, North Tower, New York, NY 10080	10.10%
Merrill Lynch Professional Clearing Corp. 101 Hudson Street, Jersey City, NJ 07302	8.77%

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National Financial Services LLC 200 Liberty Street, New York, NY 10281	8.26%
Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	7.85%

Market Vectors Short High-Yield Municipal Index ETF
Name and Address of Beneficial Owner	Percentage of Class of Fund Owned
First Clearing LLC Riverfront Plaza 901 East Byrd Street, Richmond, VA 23219	22.58%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	19.52%
Merill Lynch, Pierce, Fenner & Smith Inc. World Financial Center, North Tower, New York, NY 10080	9.06%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	8.34%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street, Omaha, NE 68127-1031	8.17%
UBS Financial Services Inc. 1000 Harbor Boulevard, Weehawken, NJ 07086-6790	5.27%

Market Vectors Short Municipal Index ETF
Name and Address of Beneficial Owner	Percentage of Class of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	21.51%
Merill Lynch, Pierce, Fenner & Smith Inc. World Financial Center, North Tower, New York, NY 10080	12.66%
Pershing LLC One Pershing Plaza, Jersey City, NJ 07399	11.11%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	9.73%
First Clearing LLC Riverfront Plaza 901 East Byrd Street, Richmond, VA 23219	7.43%
Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	7.27%
UBS Financial Services Inc. 1000 Harbor Boulevard, Weehawken, NJ 07086-6790	6.72%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street, Omaha, NE 68127-1031	5.71%

Market Vectors Treasury-Hedged High Yield Bond ETF
Name and Address of Beneficial Owner	Percentage of Class of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	5.47%

TAXES

The following information also supplements and should be read in conjunction with the section in each Fund’s Prospectus entitled “Shareholder Information—Tax Information” and the section in this Statement of Additional Information entitled “Special Considerations and Risks.” The following summary of certain relevant tax provisions is subject to change, and does not constitute legal or tax advice.

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Each Fund intends to qualify for and to elect treatment as a RIC under Subchapter M of the Internal Revenue Code. As a RIC, each Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders. To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net short-term capital gains) and at least 90% of its net tax-exempt interest income, for each tax year, if any, to its shareholders and meet several other requirements relating to the nature of its income and the diversification of its assets, among others. However, to the extent the Fund invests directly in RMB Bonds, if the Fund does not receive approval from SAFE to repatriate funds associated with such direct investment on a timely basis, it may be unable to meet the distribution requirements required to qualify for the favorable tax treatment otherwise generally afforded to regulated investment companies under the Internal Revenue Code. If a Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

Market Vectors CEF Municipal Income ETF is treated as a separate corporation for federal income tax purposes from the Underlying Funds. Market Vectors CEF Municipal Income ETF, therefore, is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Losses in an Underlying Fund do not generally offset gains or distributions of another Underlying Fund. Redemptions of shares in an Underlying Fund could also result in a gain and/or income to Market Vectors CEF Municipal Income ETF. The Fund’s use of the fund-of-funds structure could therefore affect the amount, timing and character of distributions to shareholders. Redemptions of shares in an Underlying Fund could also cause additional distributable gains to shareholders of Market Vectors CEF Municipal Income ETF.

Each Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to the sum of 98% of its ordinary income (taking into account certain deferrals and elections) for the calendar year, 98.2% of its capital gain net income for the twelve months ended October 31 of such year, and 100% of any undistributed amounts from the prior years. Although each Fund generally intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax, the Fund may elect to retain a portion of its income and gains, and in such a case, the Fund may be subject to excise tax.

As a result of U.S. federal income tax requirements, the Trust on behalf of the Funds, has the right to reject an order for a creation of Shares if the creator (or group of creators) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of a Fund and if, pursuant to Section 351 of the Internal Revenue Code, the Funds would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. See “Creation and Redemption of Creation Units—Procedures for Creation of Creation Units.”

Dividends, interest and gains received by a Fund from a non-U.S. investment may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of a Fund’s total assets at the end of its taxable year consist of foreign stock or securities or if at least 50% of the value of a Fund’s total assets at the close of each quarter of its taxable year is represented by interests in RICs, the Fund may elect to “pass through” to its investors certain foreign income taxes paid by the Fund, with the result that each investor will (i) include in gross income, as an additional dividend, even though not actually received, the investor’s pro rata share of the Fund’s foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income), subject to certain holding period and other limitations, the investor’s pro rata share of the Fund’s foreign income taxes. It is expected that more than 50% of each of Market Vectors ChinaAMC China Bond ETF’s, Market Vectors Emerging Markets Aggregate Bond ETF’s, Market Vectors Emerging Markets High Yield Bond ETF’s, Market Vector Emerging Markets Local Currency Bond ETF’s and Market Vectors International High Yield Bond ETF’s assets will consist of foreign securities.

Under Section 988 of the Internal Revenue Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer’s functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures

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contracts that are not “regulated futures contracts,” and from unlisted options will be treated as ordinary income or loss under Section 988 of the Internal Revenue Code. Also, certain foreign exchange gains or losses derived with respect to foreign fixed income securities are also subject to Section 988 treatment. In general, therefore, Section 988 gains or losses will increase or decrease the amount of a Fund’s investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gain. If a portion of a Fund’s investment income may be received in foreign currencies, the Fund will be required to compute its income in U.S. dollars for distribution to shareholders. After the Fund has distributed income, subsequent foreign currency losses may result in the Fund having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders.

Each Fund will report to shareholders annually the amounts of dividends received from ordinary income, tax-exempt income and the amount of distributions received from capital gains and the portion of dividends, if any, which may qualify for the dividends received deduction. Certain ordinary dividends paid to non-corporate shareholders may qualify for taxation at a lower tax rate applicable to long-term capital gains provided holding period and other requirements are met at both the shareholder and Fund levels. The Funds (except for Market Vectors BDC Income ETF and Market Vectors Preferred Securities ex Financials ETF) do not expect that any of their distributions will be qualified dividends eligible for lower tax rates or for the corporate dividends received deduction. In the event that Market Vectors BDC Income ETF and Market Vectors Preferred Securities ex Financials ETF receive such a dividend and designate the distribution of such dividend as a qualified dividend, the dividend may be taxed at maximum capital gains rates of 15% or 20%, provided holding period and other requirements are met at both the shareholder and the Fund level. It is not expected that any significant portion of the Market Vectors BDC Income ETF’s or Market Vectors Preferred Securities ex Financials ETF’s distributions will be eligible for qualified dividend treatment.

In general, a sale of Shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the Shares were held. A redemption of a shareholder’s Fund Shares is normally treated as a sale for tax purposes. Fund Shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses, and those held for more than one year will generally result in long-term capital gains or losses. The maximum tax rate on long-term capital gains available to a non-corporate shareholder generally is 15% or 20%, depending on whether the shareholder’s income exceeds certain threshold amounts (but the 25% capital gain tax rate will remain applicable to 25% rate gain distributions received by Market Vectors Mortgage REIT Income ETF).

Special tax rules may change the normal treatment of gains and losses recognized by a Fund if and when a Fund invests in structured notes, swaps, options, futures transactions, futures transactions and non-U.S. corporations classified as passive foreign investment companies (“PFICs”). Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss and may accelerate when a Fund has to take these items into account for U.S. federal income tax purposes. The application of these special rules would therefore also affect the timing and character of distributions made by a Fund. See “U.S. Federal Tax Treatment of Futures Contracts” for certain federal income tax rules regarding futures contracts.

Market Vectors ChinaAMC China Bond ETF’s investments in swaps and other derivative instruments may generally be less tax-efficient than a direct investment in RMB Bonds. Furthermore, Market Vectors ChinaAMC China Bond ETF may be required to periodically adjust its positions in these swaps or derivatives to comply with certain regulatory requirements which may further cause these investments to be less efficient than a direct investment in RMB Bonds.

There may be uncertainty as to the appropriate treatment of certain of a Fund’s investments for U.S. federal income tax purposes. In particular, a Fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for such Fund. U.S. federal income tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will

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be addressed by a Fund, to the extent necessary, in order to seek to ensure that it distributes sufficient income to ensure that it does not become subject to U.S. federal income or excise tax.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Investments in PFICs are subject to special tax rules which may result in adverse tax consequences to a Fund and its shareholders. To the extent a Fund invests in PFICs, it generally intends to elect to “mark to market” these investments at the end of each taxable year. By making this election, the Fund will recognize as ordinary income any increase in the value of such shares as of the close of the taxable year over their adjusted basis and as ordinary loss any decrease in such investment (but only to the extent of prior income from such investment under the mark to market rules). Gains realized with respect to a disposition of a PFIC that a Fund has elected to mark to market will be ordinary income. By making the mark to market election, a Fund may recognize income in excess of the distributions that it receives from its investments. Accordingly, a Fund may need to borrow money or dispose of some of its investments in order to meet its distribution requirements. If a Fund does not make the mark to market election with respect to an investment in a PFIC, the Fund could become subject to U.S. federal income tax with respect to certain distributions from, and gain on the dispositions of, the PFIC which cannot be avoided by distributing such amounts to the Fund’s shareholders.

A Fund or some of the real estate investment trusts (“REIT”s) in which a Fund may invest may be permitted to hold residual interests in real estate mortgage investment conduits (“REMIC”s). Under Treasury regulations not yet issued, but that may apply retroactively, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Internal Revenue Code as an “excess inclusion”) will be subject to federal income tax in all events. These regulations are expected to provide that excess inclusion income of a RIC, such as a Fund, will be allocated to shareholders of the RIC in proportion to the dividends received by shareholders, with the same consequences as if shareholders held the related REMIC residual interest directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and that otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.

If at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. It is not expected that a substantial portion of a Fund’s assets will be residual interests in REMICs. Additionally, the Funds do not intend to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.

If at the end of each quarter of the taxable year of a RIC, 50% or more of the assets, by value, of the RIC are either (i) state, municipal and other bonds that pay interest that is exempt from federal income tax, or (ii) interests in other RICs, the RIC may designate a portion of its dividends as exempt-interest dividends. The Municipal Funds and Market Vectors CEF Municipal Income ETF expect to be eligible to make such designations with respect to a substantial amount of the income each receives. The portion of the dividends that are designated as being exempt-interest dividends generally will be exempt from federal income tax and may be exempt from state and local taxation. Depending on a shareholder’s state of residence, exempt-interest dividends paid by the Funds from interest earned on municipal securities of that state, or its political subdivision, may be exempt in the hands of such shareholder from income tax in that state and its localities. However, income from municipal securities of states other than the shareholder’s state of residence generally will not qualify for this treatment.

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Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Municipal Funds will not be deductible for U.S. federal income tax purposes. In addition, the IRS may require a shareholder in a Fund that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. In addition, the receipt of dividends and distributions from the Funds may affect a foreign corporate shareholder’s federal “branch profits” tax liability and the federal “excess net passive income” tax liability of a shareholder of a Subchapter S corporation. Shareholders should consult their own tax advisers as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the IRC or (ii) subject to the federal “branch profits” tax, or the deferral “excess net passive income” tax.

Shares of the Municipal Funds and Market Vectors CEF Municipal Income ETF generally would not be suitable for tax-exempt institutions or tax- deferred retirement plans (e.g., plans qualified under Section 401 of the Internal Revenue Code, and individual retirement accounts). Such retirement plans would not gain any benefit from the tax-exempt nature of a Municipal Fund’s and Market Vectors CEF Municipal Income ETF’s dividends because such dividends would be ultimately taxable to beneficiaries when distributed to them.

Gain or loss on the sale or redemption of Fund Shares is measured by the difference between the amount of cash received (or the fair market value of any property received) and the adjusted tax basis of the Shares. Shareholders should keep records of investments made (including Shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their Fund Shares. Legislation passed by Congress requires reporting of adjusted cost basis information for covered securities, which generally include shares of a regulated investment company acquired after January 1, 2012, to the Internal Revenue Service and to taxpayers. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

A loss realized on a sale or exchange of Shares of a Fund may be disallowed if other Fund Shares (or substantially identical shares) are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders. Distribution of ordinary income and capital gains may also be subject to foreign, state and local taxes. If a shareholder receives exempt interest dividends with respect to any Share of the Funds and if the Share is held by the shareholder for six months or less, then any loss on the sale or exchange of the Share may, to the extent of the exempt interest dividends, be disallowed.

Certain Funds may invest a portion of their assets in certain “private activity bonds.” As a result, a portion of the exempt-interest dividends paid by such Funds will be an item of tax preference to shareholders subject to the alternative minimum tax. Certain corporations which are subject to the alternative minimum tax may also have to include exempt-interest dividends in calculating their alternative minimum taxable income in situations where the “adjusted current earnings” of the corporation exceeds its alternative minimum taxable income. However, the alternative minimum tax consequences discussed in this paragraph do not apply with respect to interest paid on bonds issued after December 31, 2008 and before January 1, 2011 (including refunding bonds issued during that period to refund bonds originally issued after December 31, 2003 and before January 1, 2009).

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by the Funds to include the market discount in income as it accrues, gain on the Funds’ disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

A Fund may make investments in which it recognizes income or gain prior to receiving cash with respect to such investment. For example, under certain tax rules, a Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that a Fund makes such investments, it generally would be required to pay out such income or gain as a distribution in each year to avoid taxation at the Fund level.

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Distributions reinvested in additional Fund Shares through the means of a dividend reinvestment service (see “Dividend Reinvestment Service”) will nevertheless be taxable dividends to Beneficial Owners acquiring such additional Shares to the same extent as if such dividends had been received in cash.

Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units (“backup withholding”). The backup withholding rate for individuals is currently 28%. Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with a Fund or who, to the Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a credit against shareholders’ U.S. federal income tax liabilities, and may entitle them to a refund, provided that the required information is timely furnished to the Internal Revenue Service.

Distributions of ordinary income paid to shareholders who are nonresident aliens or foreign entities will generally be subject to a 30% U.S. withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Prospective investors are urged to consult their tax advisors regarding such withholding.

For taxable years beginning before January 1, 2015 (unless further extended by Congress), properly designated dividends received by a nonresident alien or foreign entity are generally exempt from U.S. federal withholding tax when they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, reduced by expenses that are allocable to such income), or (ii) are paid in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on the circumstances, the Fund may designate all, some or none of the Fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the Fund’s distributions (e.g. interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. There can be no assurance as to whether or not legislation will be enacted to extend this exemption.

As part of the Foreign Account Tax Compliance Act, (“FATCA”), the Funds may be required to withhold 30% on certain types of U.S. sourced income (e.g., dividends, interest) and after January 1, 2017, proceeds from the sale or other disposition of property producing U.S. sourced income to (i) foreign financial institutions (“FFIs”), including non-U.S. investment funds, unless they agree to collect and disclose to the Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain nonfinancial foreign entities (“NFFEs”), unless they certify certain information regarding their direct and indirect U.S. owners. To avoid possible withholding, FFIs will need to enter into agreements with the IRS which state that they will provide the IRS information, including the names, account numbers and balances, addresses and taxpayer identification numbers of direct and indirect U.S. account holders and comply with due diligence procedures with respect to the identification of U.S. accounts as well as agree to withhold tax on certain types of withholdable payments made to non-compliant foreign financial institutions or to applicable foreign account holders who fail to provide the required information to the IRS, or similar account information and required documentation to a local revenue authority, should an applicable intergovernmental agreement be implemented. NFFE’s will need to provide the name, address, account numbers and balances and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to the IRS.

While some parts of the FATCA rules have not been finalized, the Funds may be subject to the FATCA withholding obligation, and also will be required to perform extensive due diligence reviews to classify foreign entity investors for FATCA purposes. If the Funds are required to withhold amounts from payments pursuant to FATCA, investors will receive distributions that are reduced by such withholding amounts.

Non-U.S. shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in a Fund, including the possible applicability of the U.S. estate tax.

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The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares of the Trust should consult their own tax advisers as to the tax consequences of investing in such Shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

Reportable Transactions

Under promulgated Treasury regulations, if a shareholder recognizes a loss on disposition of a Fund’s Shares of $2 million or more in any one taxable year (or $4 million or more over a period of six taxable years) for an individual shareholder or $10 million or more in any taxable year (or $20 million or more over a period of six taxable years) for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC that engaged in a reportable transaction are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. In addition, significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

PRC Taxation (Market Vectors ChinaAMC China Bond ETF Only)

Specific rules governing taxes on capital gains derived by RQFIIs and QFIIs from the trading of PRC securities have yet to be announced. In the absence of specific rules, the tax treatment of Market Vectors ChinaAMC China Bond ETF’s investments in RMB Bonds through the Sub-Adviser’s RQFII quota should be governed by the general PRC tax provisions and provisions applicable to RQFIIs. Under these provisions, Market Vectors ChinaAMC China Bond ETF is generally subject to a tax of 10% on any dividends, distributions and interest it receives from its investment in PRC securities. In addition, a nonresident enterprise is subject to withholding tax at a rate of 10% on its capital gains. However, it is unclear if this tax will be applied to investments by an RQFII such as the Sub-Adviser or what the methodology for calculating or collecting the tax will be. Withholding taxes on dividends, interest and capital gains may be taxed at a reduced rate under an applicable tax treaty, but the application of such treaties for an RQFII acting on behalf of a foreign investor (i.e., the Sub-Adviser acting on behalf of Market Vectors ChinaAMC China Bond ETF) is also uncertain and would depend on the approval of PRC tax authorities. It is also unclear how China’s business tax may apply to activities of an RQFII such as the Sub-Adviser and how such application may be affected by tax treaty provisions. The current PRC tax laws and regulations may be revised or amended in the future, and may be applied retroactively. Any revision or amendment in tax laws and regulations may adversely affect Market Vectors ChinaAMC China Bond ETF. Market Vectors ChinaAMC China Bond ETF may also be liable to the Sub-Adviser for any tax that is imposed on the Sub-Adviser by the PRC with respect to the Fund’s investments.

In the absence of specific guidance, RQFIIs such as the Sub-Adviser may be potentially subject to PRC business tax at a rate of 5% with respect to the capital gains derived from the trading of RMB Bonds. Existing guidance provides a business tax exemption for QFIIs with respect to their gains derived from the trading of PRC securities, but this business tax exemption does not explicitly apply to RQFIIs. However, in practice, the Chinese tax authorities have not actively enforced the collection of business tax on such gains. Market Vectors ChinaAMC China Bond ETF’s shareholder’s ability to claim a credit for certain Chinese taxes may be limited under general U.S. tax principles.

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CAPITAL STOCK AND SHAREHOLDER REPORTS

The Trust currently is comprised of 59 investment funds. The Trust issues Shares of beneficial interest with no par value. The Board may designate additional funds of the Trust.

Each Share issued by the Trust has a pro rata interest in the assets of the corresponding Fund. Shares have no pre-emptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation. A Fund may liquidate and terminate at any time and for any reason, including as a result of the termination of the license agreement between the Adviser and the Index Provider, without shareholder approval.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder and each fractional Share has a proportional fractional vote. Shares of all funds vote together as a single class except that if the matter being voted on affects only a particular fund it will be voted on only by that fund, and if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter. Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust have noncumulative voting rights for the election of Trustees. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

Under Delaware law, the shareholders of a Fund are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a Fund will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting statutory trust shareholder liability may exist in other states. As a result, to the extent that a Delaware statutory trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware statutory trust’s shareholders to liability for the debts or obligations of the Trust. The Trust’s Amended and Restated Declaration of Trust (the “Declaration of Trust”) provides for indemnification by the relevant Fund for all loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that a Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon.

The Trust will issue through DTC Participants to its shareholders semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by an independent auditor approved by the Trust’s Trustees and by the shareholders when meetings are held and such other information as may be required by applicable laws, rules and regulations. Beneficial Owners also receive annually notification as to the tax status of the Trust’s distributions.

Shareholder inquiries may be made by writing to the Trust, c/o Van Eck Associates Corporation, 666 Third Avenue, 9th Floor, New York, New York 10017.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Dechert LLP, 1095 Avenue of the Americas, New York, New York, 10036, is counsel to the Trust and has passed upon the validity of each Fund’s Shares.

Ernst & Young LLP, 5 Times Square, New York, New York 10036, is the Trust’s independent registered public accounting firm and audits the Funds’ financial statements and performs other related audit services.

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FINANCIAL STATEMENTS

The audited financial statements of each Fund, including the financial highlights, and the report of Ernst & Young LLP, appearing in the Trust’s Annual Report to shareholders for the fiscal year ended April 30, 2015 and filed electronically with the SEC, are incorporated by reference and made part of this SAI. You may request a copy of the Trust’s Annual Report and Semi-Annual Report for the Funds at no charge by calling 1.888.MKT.VCTR (658-8287) during normal business hours.

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LICENSE AGREEMENTS AND DISCLAIMERS

The information contained herein regarding the S-Network Municipal Bond Closed-End Fund IndexSM (the “CEF Index”) was provided by S-Network Global Indexes, LLC (“S-Network”). The information contained herein regarding the J.P. Morgan Government Bond Index – Emerging Markets Global Core (the “Emerging Markets Index”) was provided by JPMorgan Securities Inc. (“J.P. Morgan”). The information contained herein regarding the Barclays Municipal Custom High Yield Composite Index (the “High Yield Index”), Barclays AMT-Free Intermediate Continuous Municipal Index (the “Intermediate Index”), Barclays AMT-Free Long Continuous Municipal Index (the “Long Index”), Barclays Municipal Pre-Refunded–Treasury-Escrowed Index (the “Pre-Refunded Index”), Barclays Municipal High-Yield Short Duration Index (“the “Short High-Yield Index”) and Barclays AMT-Free Short Continuous Municipal Index (the “Short Index”) was provided by Barclays Inc. (“Barclays”). The information contained herein regarding the BDC Index, EM Aggregate Bond Index, Floating Rate Index, Mortgage REITs Index and Treasury-Hedged High Yield Index was provided by MVIS. The information contained herein regarding The BofA Merrill Lynch US Fallen Angel High Yield Index (the “Fallen Angel Index”), The BofA Merrill Lynch High Yield US Emerging Markets Liquid Corporate Plus Index (the “Emerging Markets High Yield”), The BofA Merrill Lynch US Fallen Angel High Yield Index (the “Fallen Angel Index”) and The BofA Merrill Lynch Global Ex-US Issuers High Yield Constrained Index (the “International High Yield Index”). The information contained herein regarding Wells Fargo® Hybrid and Preferred Securities Ex Financials Index (the “Preferred Securities Index”) was provided by Wells Fargo & Company (the “Wells Fargo”). The information contained herein regarding the securities markets and DTC was obtained from publicly available sources.

Market Vectors CEF Municipal Income ETF is not sponsored, endorsed, sold or promoted by S-Network. S-Network makes no representation or warranty, express or implied, to the owners of the Fund, or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Index to track the performance of the federally tax-exempt annual yield sector of the closed-end fund market. S-Network’s only relationship to the Adviser is the licensing of certain service marks and trade names of S-Network and of the CEF Index that is determined, composed and calculated by S-Network without regard to the Adviser or the Fund. S-Network has no obligation to take the needs of the Adviser or the owners of the Fund, into consideration in determining, composing or calculating the Index. S-Network is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. S-Network has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S-NETWORK DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE CEF INDEX OR ANY DATA INCLUDED THEREIN AND S-NETWORK SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S-NETWORK MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE CEF INDEX OR ANY DATA INCLUDED THEREIN. THE LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE CEF INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S-NETWORK HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Copyright 2014 JPMorgan Chase & Co. All rights reserved. J.P. Morgan is the marketing name for JPMorgan Chase & Co., and its subsidiaries and affiliates worldwide. J.P. Morgan Securities Inc. is a member of NYSE and SIPC. JPMorgan Chase Bank, National Association is a member of FDIC. J.P. Morgan Futures Inc. is a member of the NFA. J.P. Morgan Securities Ltd. and J.P. Morgan plc are authorized by the FSA and members of the LSE. J.P. Morgan Europe Limited is authorized by the FSA. J.P. Morgan Equities Limited is a member of the Johannesburg Securities Exchange and is regulated by the FSB. J.P. Morgan Securities (Asia Pacific) Limited is registered as an investment adviser with the Securities & Futures Commission in Hong Kong and its CE number is AAJ321. J.P. Morgan Securities Singapore Private Limited is a member of Singapore Exchange Securities Trading Limited and is regulated by the Monetary Authority of Singapore (“MAS”). J.P. Morgan Securities Asia Private

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Limited is regulated by the MAS and the Financial Services Agency in Japan. J.P. Morgan Australia Limited (ABN 52 002 888 011) is a licensed securities dealer.

The Shares of Market Vectors Emerging Markets Local Currency Bond ETF are not sponsored, endorsed, sold or promoted by J.P. Morgan. J.P. Morgan makes no representation or warranty, express or implied, to the owners of the Shares of Market Vectors Emerging Markets Local Currency Bond ETF or any member of the public regarding the advisability of investing in securities generally, or in the Shares of Market Vectors Emerging Markets Local Currency Bond ETF particularly, or the ability of the Emerging Markets Index to track general bond market performance. J.P. Morgan’s only relationship to the Adviser is the licensing of the Emerging Markets Index which is determined, composed and calculated by J.P. Morgan without regard to the Adviser or the Shares of Market Vectors Emerging Markets Local Currency Bond ETF. J.P. Morgan has no obligation to take the needs of the Adviser or the owners of the Shares of Market Vectors Emerging Markets Local Currency Bond ETF into consideration in determining, composing or calculating the Emerging Markets Index. J.P. Morgan is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of Market Vectors Emerging Markets Local Currency Bond ETF to be issued or in the determination or calculation of the equation by which the Shares of Market Vectors Emerging Markets Local Currency Bond ETF are to be converted into cash. J.P. Morgan has no obligation or liability in connection with the administration, marketing or trading of the Shares of Market Vectors Emerging Markets Local Currency Bond ETF.

THE EMERGING MARKETS INDEX AND SHARES OF MARKET VECTORS EMERGING MARKETS LOCAL CURRENCY BOND ETF ARE PROVIDED “AS IS” WITH ANY AND ALL FAULTS. J.P. MORGAN DOES NOT GUARANTEE THE AVAILABILITY, SEQUENCE, TIMELINESS, QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE EMERGING MARKETS INDEX AND/OR THE SHARES OF MARKET VECTORS EMERGING MARKETS LOCAL CURRENCY BOND ETF AND/OR ANY DATA INCLUDED THEREIN, OR OTHERWISE OBTAINED BY THE ADVISER, OWNERS OF THE SHARES OF MARKET VECTORS EMERGING MARKETS LOCAL CURRENCY BOND ETF, OR BY ANY OTHER PERSON OR ENTITY, FROM ANY USE OF THE EMERGING MARKETS INDEX AND/OR SHARES OF MARKET VECTORS EMERGING MARKETS LOCAL CURRENCY BOND ETF. J.P. MORGAN MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OF FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE EMERGING MARKETS INDEX OR ANY DATA INCLUDED THEREIN, OR OTHERWISE OBTAINED BY THE ADVISER, OWNERS OF SHARES OF MARKET VECTORS EMERGING MARKETS LOCAL CURRENCY BOND ETF, OR BY ANY OTHER PERSON OR ENTITY, FROM ANY USE OF THE EMERGING MARKETS INDEX AND/OR SHARES OF MARKET VECTORS EMERGING MARKETS LOCAL CURRENCY BOND ETF. THERE ARE NO REPRESENTATIONS OR WARRANTIES WHICH EXTEND BEYOND THE DESCRIPTION ON THE FACE OF THIS DOCUMENT, IF ANY. ALL WARRANTIES AND REPRESENTATIONS OF ANY KIND WITH REGARD TO THE EMERGING MARKETS INDEX AND/OR SHARES OF MARKET VECTORS EMERGING MARKETS LOCAL CURRENCY BOND ETF, ARE DISCLAIMED INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY, QUALITY, ACCURACY, FITNESS FOR A PARTICULAR PURPOSE AND/OR AGAINST INFRINGEMENT AND/OR WARRANTIES AS TO ANY RESULTS TO BE OBTAINED BY AND/OR FROM THE USE OF THE EMERGING MARKETS INDEX AND/OR THE USE AND/OR THE PURCHASE OF THE SHARES OF MARKET VECTORS EMERGING MARKETS LOCAL CURRENCY BOND ETF. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL J.P. MORGAN HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT, OR CONSEQUENTIAL DAMAGES, INCLUDING LOSS OF PRINCIPAL AND/OR LOST PROFITS, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Barclays and Barclays Inc. are trademarks of Barclays and have been licensed for use in connection with the listing and trading of Market Vectors High Yield Municipal Index ETF, Market Vectors Intermediate Municipal Index ETF, Market Vectors Long Municipal Index ETF, Market Vectors Pre-Refunded Municipal Index ETF, Market Vectors Short High-Yield Municipal Index ETF and Market Vectors Short Municipal Index ETF on NYSE Arca. Market Vectors High Yield Municipal Index ETF, Market Vectors Intermediate Municipal Index ETF, Market Vectors Long Municipal Index ETF, Market Vectors Pre-Refunded Municipal Index ETF, Market Vectors Short High-Yield Municipal Index ETF and Market Vectors Short Municipal Index ETF are not sponsored by, endorsed, sold or promoted by Barclays and Barclays makes no representation regarding the advisability of investing in them. The Adviser acknowledges and expressly agrees that Market Vectors High Yield Municipal Index ETF, Market

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Vectors Intermediate Municipal Index ETF, Market Vectors Long Municipal Index ETF, Market Vectors Pre-Refunded Municipal Index ETF, Market Vectors Short High-Yield Municipal Index ETF and Market Vectors Short Municipal Index ETF are not sponsored, endorsed, sold or promoted by Barclays, and that Barclays makes no warranty, express or implied, as to the results to be obtained by any person or entity from the use of any of the High Yield Index, Intermediate Index, Long Index, Pre-Refunded Index, Short High-Yield Index or Short Index, any opening, intra day or closing value therefor, or any data included therein or relating thereto, in connection with the trading of any exchange traded fund or option contract on exchange traded funds based thereon or for any other purpose. Barclays’s only relationship to the Adviser with respect to Market Vectors High Yield Municipal Index ETF, Market Vectors Intermediate Municipal Index ETF, Market Vectors Long Municipal Index ETF, Market Vectors Pre-Refunded Municipal Index ETF, Market Vectors Short High-Yield Municipal Index ETF and Market Vectors Short Municipal Index ETF is the licensing of certain trademarks and trade names of Barclays and the High Yield Index, Intermediate Index, Long Index, Pre-Refunded Index, Short High-Yield Index and Short Index that are determined, composed and calculated by Barclays without regard to the Adviser or Market Vectors High Yield Municipal Index ETF, Market Vectors Intermediate Municipal Index ETF, Market Vectors Long Municipal Index ETF, Market Vectors Pre-Refunded Municipal Index ETF, Market Vectors Short High-Yield Municipal Index ETF and Market Vectors Short Municipal Index ETF. Barclays has no obligation to take the needs of the Adviser or the owners of Market Vectors High Yield Municipal Index ETF, Market Vectors Intermediate Municipal Index ETF, Market Vectors Long Municipal Index ETF, Market Vectors Pre-Refunded Municipal Index ETF, Market Vectors Short High-Yield Municipal Index ETF and Market Vectors Short Municipal Index ETF into consideration in determining, composing or calculating the High Yield Index, Intermediate Index, Long Index, Pre-Refunded Index, Short High-Yield Index and Short Index. Barclays is not responsible for and has not participated in any determination or calculation made with respect to issuance of Market Vectors High Yield Municipal Index ETF, Market Vectors Intermediate Municipal Index ETF, Market Vectors Long Municipal Index ETF, Market Vectors Pre-Refunded Municipal Index ETF, Market Vectors Short High-Yield Municipal Index ETF and Market Vectors Short Municipal Index ETF. Barclays has no obligation or liability in connection with the listing, trading, marketing or administration of Market Vectors High Yield Municipal Index ETF, Market Vectors Intermediate Municipal Index ETF, Market Vectors Long Municipal Index ETF, Market Vectors Pre-Refunded Municipal Index ETF, Market Vectors Short High-Yield Municipal Index ETF and Market Vectors Short Municipal Index ETF.

BARCLAYS DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE HIGH YIELD INDEX, INTERMEDIATE INDEX, LONG INDEX, PRE-REFUNDED INDEX, SHORT HIGH-YIELD INDEX AND SHORT INDEX, OR ANY OPENING, INTRA DAY OR CLOSING VALUE THEREFOR, OR ANY DATA INCLUDED THEREIN OR RELATED THERETO. BARCLAYS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF MARKET VECTORS HIGH YIELD MUNICIPAL INDEX ETF, MARKET VECTORS INTERMEDIATE MUNICIPAL INDEX ETF, MARKET VECTORS LONG MUNICIPAL INDEX ETF, MARKET VECTORS PRE-REFUNDED MUNICIPAL INDEX ETF, MARKET VECTORS SHORT HIGH-YIELD MUNICIPAL INDEX ETF AND MARKET VECTORS SHORT MUNICIPAL INDEX ETF OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE HIGH YIELD INDEX, INTERMEDIATE INDEX, LONG INDEX, PRE-REFUNDED INDEX, SHORT HIGH-YIELD INDEX AND SHORT INDEX, ANY OPENING, INTRA DAY OR CLOSING VALUE THEREFOR, ANY DATA INCLUDED THEREIN OR RELATING THERETO, OR ANY EXCHANGE TRADED FUND OR OPTION CONTRACT ON EXCHANGE TRADED FUNDS BASED THEREON, IN CONNECTION WITH THE RIGHTS LICENSED OR FOR ANY OTHER USE. BARCLAYS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE HIGH YIELD INDEX, INTERMEDIATE INDEX, LONG INDEX, PRE-REFUNDED INDEX, SHORT HIGH-YIELD INDEX AND SHORT INDEX, ANY OPENING, INTRA-DAY OR CLOSING VALUE THEREFOR, ANY DATA INCLUDED THEREIN OR RELATING THERETO, OR ANY EXCHANGE TRADED FUND OR OPTION CONTRACT ON EXCHANGE TRADED FUNDS BASED THEREON. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BARCLAYS HAVE ANY LIABILITY FOR ANY DAMAGES, CLAIMS, LOSSES (INCLUDING ANY INDIRECT OR CONSEQUENTIAL LOSSES), EXPENSES OR DELAYS, WHETHER DIRECT OR INDIRECT, FORESEEN OR UNFORESEEN, SUFFERED BY ANY PERSON ARISING OUT OF ANY CIRCUMSTANCE OR OCCURRENCE RELATING TO THE PERSON’S USE OF ANY of the High Yield Index, Intermediate Index, Long Index, Pre-Refunded Index, SHORT HIGH-YIELD INDEX or Short Index, ANY OPENING, INTRA DAY OR CLOSING VALUE THEREFOR, ANY DATA INCLUDED THEREIN OR RELATING THERETO, OR ANY EXCHANGE

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TRADED FUND OR OPTION CONTRACT ON EXCHANGE TRADED FUNDS BASED THEREON, OR ARISING OUT OF ANY ERRORS OR DELAYS IN CALCULATING OR DISSEMINATING SUCH INDEX.

The Adviser has entered into a licensing agreement with MVIS to use each of the BDC Index, EM Aggregate Bond Index, Floating Rate Index, Mortgage REITs Index and Treasury-Hedged High Yield Index. Each of Market Vectors BDC Income ETF, Market Vectors Emerging Markets Aggregate Bond ETF, Market Vectors Investment Grade Floating Rate ETF, Market Vectors Mortgage REIT Income ETF and Market Vectors Treasury-Hedged High Yield Bond ETF is entitled to use its Index pursuant to a sub-licensing arrangement with the Adviser.

The Shares of Market Vectors BDC Income ETF, Market Vectors Emerging Markets Aggregate Bond ETF, Market Vectors Investment Grade Floating Rate ETF, Market Vectors Mortgage REIT Income ETF and Market Vectors Treasury-Hedged High Yield Bond ETF are not sponsored, endorsed, sold or promoted by MVIS. MVIS makes no representation or warranty, express or implied, to the owners of Shares of Market Vectors BDC Income ETF, Market Vectors Emerging Markets Aggregate Bond ETF, Market Vectors Investment Grade Floating Rate ETF, Market Vectors Mortgage REIT Income ETF and Market Vectors Treasury-Hedged High Yield Bond ETF or any member of the public regarding the advisability of investing in securities generally or in the Shares of Market Vectors BDC Income ETF, Market Vectors Emerging Markets Aggregate Bond ETF, Market Vectors Investment Grade Floating Rate ETF, Market Vectors Mortgage REIT Income ETF and Market Vectors Treasury-Hedged High Yield Bond ETF particularly or the ability of the BDC Index, EM Aggregate Bond Index, Floating Rate Index, Mortgage REITs Index and Treasury-Hedged High Yield Bond Index to track the performance of its respective securities market. MVIS’s only relationship to the Adviser is the licensing of certain service marks and trade names and of the BDC Index, EM Aggregate Bond Index, Floating Rate Index, Mortgage REITs Index and Treasury-Hedged High Yield Bond Index that is determined, composed and calculated by MVIS without regard to the Adviser or the Shares of Market Vectors BDC Income ETF, Market Vectors Emerging Markets Aggregate Bond ETF, Market Vectors Investment Grade Floating Rate ETF, Market Vectors Mortgage REIT Income ETF and Market Vectors Treasury-Hedged High Yield Bond ETF. MVIS has no obligation to take the needs of the Adviser or the owners of Shares of Market Vectors BDC Income ETF, Market Vectors Emerging Markets Aggregate Bond ETF, Market Vectors Investment Grade Floating Rate ETF, Market Vectors Mortgage REIT Income ETF and Market Vectors Treasury-Hedged High Yield Bond ETF into consideration in determining, composing or calculating the BDC Index, EM Aggregate Bond Index, Floating Rate Index, Mortgage REITs Index and Treasury-Hedged High Yield Bond Index. MVIS is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of Market Vectors BDC Income ETF, Market Vectors Emerging Markets Aggregate Bond ETF, Market Vectors Investment Grade Floating Rate ETF, Market Vectors Mortgage REIT Income ETF and Market Vectors Treasury-Hedged High Yield Bond ETF to be issued or in the determination or calculation of the equation by which the Shares of Market Vectors BDC Income ETF, Market Vectors Emerging Markets Aggregate Bond ETF, Market Vectors Investment Grade Floating Rate ETF, Market Vectors Mortgage REIT Income ETF and Market Vectors Treasury-Hedged High Yield Bond ETF are to be converted into cash. MVIS has no obligation or liability in connection with the administration, marketing or trading of the Shares of Market Vectors BDC Income ETF, Market Vectors Emerging Markets Aggregate Bond ETF, Market Vectors Investment Grade Floating Rate ETF, Market Vectors Mortgage REIT Income ETF and Market Vectors Treasury-Hedged High Yield Bond ETF.

MVIS DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BDC INDEX, EM AGGREGATE BOND INDEX, FLOATING RATE INDEX, MORTGAGE REITS INDEX AND TREASURY-HEDGED HIGH YIELD BOND INDEX OR ANY DATA INCLUDED THEREIN AND MVIS SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. MVIS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF SHARES OF MARKET VECTORS BDC INCOME ETF, MARKET VECTORS EMERGING MARKETS AGGREGATE BOND ETF, MARKET VECTORS INVESTMENT GRADE FLOATING RATE ETF, MARKET VECTORS MORTGAGE REIT INCOME ETF AND MARKET VECTORS TREASURY-HEDGED HIGH YIELD BOND ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BDC INDEX, EM AGGREGATE BOND INDEX, FLOATING RATE INDEX, MORTGAGE REITS INDEX OR TREASURY-HEDGED HIGH YIELD BOND INDEX OR ANY DATA INCLUDED THEREIN. MVIS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BDC INDEX, EM AGGREGATE BOND INDEX, FLOATING RATE INDEX, MORTGAGE

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REITS INDEX OR TREASURY-HEDGED HIGH YIELD BOND INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MVIS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Shares of Market Vectors BDC Income ETF, Market Vectors Emerging Markets Aggregate Bond ETF and Market Vectors Mortgage REIT Income ETF are not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the BDC Index, EM Aggregate Bond Index and Mortgage REITs Index and/or its trade mark or its price at any time or in any other respect. BDC Index, EM Aggregate Bond Index and Mortgage REITs Index are calculated and maintained by Solactive AG. Solactive AG uses its best efforts to ensure that the BDC Index, EM Aggregate Bond Index and Mortgage REITs Index are calculated correctly. Irrespective of its obligations towards MVIS, Solactive AG has no obligation to point out errors in the BDC Index, EM Aggregate Bond Index and Mortgage REITs Index to third parties including but not limited to investors and/or financial intermediaries of Market Vectors BDC Income ETF, Market Vectors Emerging Markets Aggregate Bond ETF and Market Vectors Mortgage REIT Income ETF. Neither publication of the BDC Index, EM Aggregate Bond Index and Mortgage REITs Index by Solactive AG nor the licensing of the BDC Index, EM Aggregate Bond Index and Mortgage REITs Index or its trade mark for the purpose of use in connection with Market Vectors BDC Income ETF, Market Vectors Emerging Markets Aggregate Bond ETF and Market Vectors Mortgage REIT Income ETF constitutes a recommendation by Solactive AG to invest capital in Market Vectors BDC Income ETF, Market Vectors Emerging Markets Aggregate Bond ETF and Market Vectors Mortgage REIT Income ETF nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in Market Vectors BDC Income ETF, Market Vectors Emerging Markets Aggregate Bond ETF and Market Vectors Mortgage REIT Income ETF. Solactive AG is not responsible for fulfilling the legal requirements concerning the accuracy and completeness of Market Vectors BDC Income ETF’s, Market Vectors Emerging Markets Aggregate Bond ETF’s and Market Vectors Mortgage REIT Income ETF’s Prospectus.

Market Vectors Investment Grade Floating Rate ETF is not sponsored, issued or advised by Wells Fargo & Company, Wells Fargo Securities, LLC or any of their affiliates. The Market Vectors US Investment Grade Floating Rate Index is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Wells Fargo to create and maintain and with Interactive Data Pricing and Reference Data, LLC to calculate the Floating Rate Index. Neither Wells Fargo nor Interactive Data Pricing and Reference Data, LLC guarantees the accuracy and/or completeness of the Floating Rate Index or of any data supplied by it or its agents or makes any warranty as to the results to be obtained from investing in the Fund or tracking the Floating Rate Index. The Floating Rate Index is calculated by Interactive Data Pricing and Reference, LLC, which is not an adviser for or fiduciary to the Fund, and, like Wells Fargo, is not responsible for any direct, indirect or consequential damages associated with indicative optimized portfolio values and/or indicative intraday values. The Market Vectors Investment Grade Floating Rate ETF is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

Market Vectors U.S. Treasury-Hedged High Yield Bond Index is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Interactive Data Pricing and Reference Data, LLC to maintain and calculate the Treasury-Hedged High Yield Bond Index. Interactive Data Pricing and Reference Data, LLC is not an adviser for or a fiduciary to any account, fund or ETF managed by Van Eck Associates Corporation and is not responsible for any direct, indirect, or consequential damages associated with indicative optimized portfolio values and/or indicative intraday values. Market Vectors Treasury-Hedged High Yield Bond ETF is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

Market Vectors Emerging Markets High Yield Bond ETF, Market Vectors Fallen Angel High Yield Bond ETF and Market Vectors International High Yield Bond ETF are not sponsored, endorsed, sold or promoted by Merrill Lynch. Merrill Lynch has not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, Market Vectors Fallen Angel High Yield Bond ETF and Market Vectors International High Yield Bond ETF nor makes any representation or warranty, express or implied, to the owners of

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Market Vectors Emerging Markets High Yield Bond ETF, Market Vectors Fallen Angel High Yield Bond ETF and Market Vectors International High Yield Bond ETF or any member of the public regarding Market Vectors Fallen Angel High Yield Bond ETF and Market Vectors International High Yield Bond ETF or the advisability of investing in Market Vectors Emerging Markets High Yield Bond ETF, Market Vectors Fallen Angel High Yield Bond ETF and Market Vectors International High Yield Bond ETF, particularly the ability of the Emerging Markets International High Yield Index, Fallen Angel Index and International High Yield Index to track performance of any market or strategy. Merrill Lynch’s only relationship to the Adviser is the licensing of certain trademarks and trade names and indices or components thereof. The Emerging Markets International High Yield Index, Fallen Angel Index and International High Yield Index are determined, composed and calculated by Merrill Lynch without regard to the Adviser or Market Vectors Emerging Markets High Yield Bond ETF, Market Vectors Fallen Angel High Yield Bond ETF and Market Vectors International High Yield Bond ETF or their shareholders. Merrill Lynch has no obligation to take the needs of the Adviser or the shareholders of Market Vectors Emerging Markets High Yield Bond ETF, Market Vectors Fallen Angel High Yield Bond ETF and Market Vectors International High Yield Bond ETF into consideration in determining, composing or calculating the Emerging Markets International High Yield Index, Fallen Angel Index and International High Yield Index. Merrill Lynch is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the Shares of Market Vectors Emerging Markets High Yield Bond ETF, Market Vectors Fallen Angel High Yield Bond ETF and Market Vectors International High Yield Bond ETF to be issued or in the determination or calculation of the equation by which the Shares of Market Vectors Emerging Markets High Yield Bond ETF, Market Vectors Fallen Angel High Yield Bond ETF and Market Vectors International High Yield Bond ETF are to be priced, sold, purchased, or redeemed. Merrill Lynch has no obligation or liability in connection with the administration, marketing, or trading of Market Vectors Emerging Markets High Yield Bond ETF, Market Vectors Fallen Angel High Yield Bond ETF and Market Vectors International High Yield Bond ETF.

MERRILL LYNCH DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE EMERGING MARKETS INTERNATIONAL HIGH YIELD INDEX, FALLEN ANGEL INDEX, AND INTERNATIONAL HIGH YIELD INDEX OR ANY DATA INCLUDED THEREIN AND MERRILL LYNCH SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, UNAVAILABILITY, OR INTERRUPTIONS THEREIN. MERRILL LYNCH MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, SHAREHOLDERS OF MARKET VECTORS EMERGING MARKETS HIGH YIELD BOND ETF, MARKET VECTORS FALLEN ANGEL HIGH YIELD BOND ETF, AND MARKET VECTORS INTERNATIONAL HIGH YIELD BOND ETF OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE EMERGING MARKETS INTERNATIONAL HIGH YIELD INDEX, FALLEN ANGEL INDEX AND INTERNATIONAL HIGH YIELD INDEX OR ANY DATA INCLUDED THEREIN. MERRILL LYNCH MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, WITH RESPECT TO EMERGING MARKETS INTERNATIONAL HIGH YIELD INDEX, THE FALLEN ANGEL INDEX AND INTERNATIONAL HIGH YIELD INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MERRILL LYNCH HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, INCIDENTAL, CONSEQUENTIAL DAMAGES, OR LOST PROFITS, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The BofA Merrill Lynch High Yield US Emerging Markets Liquid Corporate Plus Index, BofA Merrill Lynch US Fallen Angel International High Yield Index, BofA Merrill Lynch US Fallen Angel International High Yield Index, BofA Merrill Lynch Global Ex-US Issuers High Yield Constrained Index and BofA Merrill Lynch are trademarks of Merrill Lynch, Pierce, Fenner & Smith Incorporated or its affiliates and have been licensed for use by the Adviser.

Market Vectors Preferred Securities ex Financials ETF is not issued, sponsored, endorsed or advised Wells Fargo. Wells Fargo makes no representation or warranty, express or implied, to the Market Vectors Preferred Securities ex Financials ETF’s investors or any member of the public regarding the advisability of investing in securities generally or in Market Vectors Preferred Securities ex Financials ETF particularly or the ability of any data supplied by Wells Fargo or the Preferred Securities Index to track financial instruments comprising the Preferred Securities Index or any trading market. Wells Fargo’s only relationship to the Adviser is the licensing of certain trademarks and trade names of Wells Fargo and of the data supplied by Wells Fargo that is determined, composed and calculated by Wells Fargo or a third party index calculator, without regard to Market Vectors

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Preferred Securities ex Financials ETF or its shareholders. Wells Fargo has no obligation to take the needs of Market Vectors Preferred Securities ex Financials ETF or Market Vectors Preferred Securities ex Financials ETF’s shareholders into consideration when determining, composing or calculating the data. Wells Fargo has no obligation or liability in connection with the administration, marketing or trading of Market Vectors Preferred Securities ex Financials ETF.

WELLS FARGO DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF ANY INDEX DATA OR OTHER INFORMATION OR DATA SUPPLIED BY IT OR ANY DATA INCLUDED THEREIN. WELLS FARGO MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER AND MARKET VECTORS PREFERRED SECURITIES EX FINANCIALS ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE PREFERRED SECURITIES INDEX AND OTHER DATA SUPPLIED BY WELLS FARGO OR ANY DATA INCLUDED THEREIN. WELLS FARGO MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE PREFERRED SECURITIES INDEX OR OTHER DATA SUPPLIED BY WELLS FARGO OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL WELLS FARGO HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. NYSE ARCA IS NOT AFFILIATED WITH THE ADVISER OR WELLS FARGO AND DOES NOT APPROVE, ENDORSE, REVIEW OR RECOMMEND WELLS FARGO, VAN ECK OR MARKET VECTORS PREFERRED SECURITIES EX FINANCIALS ETF.

Market Vectors Preferred Securities ex Financials ETF is based on the Wells Fargo® Hybrid and Preferred Securities ex Financials Index and the values of such Wells Fargo® Hybrid and Preferred Securities ex Financials Index are derived from sources deemed reliable, but NYSE Arca and its suppliers do not guarantee the correctness or completeness of the Wells Fargo® Hybrid and Preferred Securities ex Financials Index, its values or other information furnished in connection with the Wells Fargo® Hybrid and Preferred Securities ex Financials Index. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY ANY PERSON OR ENTITY FROM THE USE OF THE PREFERRED SECURITIES INDEX, TRADING BASED ON THE PREFERRED SECURITIES INDEX, OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE TRADING OF THE ADVISER’S PRODUCTS, OR FOR ANY OTHER USE. WELLS FARGO AND NYSE ARCA MAKE NO WARRANTIES, EXPRESS OR IMPLIED, AND HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE PREFERRED SECURITIES INDEX OR ANY DATA INCLUDED THEREIN.

The Adviser has entered into a licensing agreement with China Central Depository & Clearing Co., Ltd. (“CCDC”) to use the ChinaBond China High Quality Bond Index (the “CBON Index”). Market Vectors ChinaAMC China Bond ETF is entitled to use the CBON Index pursuant to a sub-licensing arrangement with the Adviser.

The CBON Index is compiled and calculated constructed and maintained by CCDC. All copyright in the CBON Index values and constituent list vests in CCDC, to which all index indicator data and all index constituent data shall belong.

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APPENDIX A

VAN ECK GLOBAL PROXY VOTING POLICIES

Van Eck Global (the “Adviser”) has adopted the following policies and procedures which are reasonably designed to ensure that proxies are voted in a manner that is consistent with the best interests of its clients in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940. When an adviser has been granted proxy voting authority by a client, the adviser owes its clients the duties of care and loyalty in performing this service on their behalf. The duty of care requires the adviser to monitor corporate actions and vote client proxies. The duty of loyalty requires the adviser to cast the proxy votes in a manner that is consistent with the best interests of the client.

Rule 206(4)-6 also requires the Adviser to disclose information about the proxy voting procedures to its clients and to inform clients how to obtain information about how their proxies were voted. Additionally, Rule 204-2 under the Advisers Act requires the Adviser to maintain certain proxy voting records.

An adviser that exercises voting authority without complying with Rule 206(4)-6 will be deemed to have engaged in a “fraudulent, deceptive, or manipulative” act, practice or course of business within the meaning of Section 206(4) of the Advisers Act.

The Adviser intends to vote all proxies in accordance with applicable rules and regulations, and in the best interests of clients without influence by real or apparent conflicts of interest. To assist in its responsibility for voting proxies and the overall voting process, the Adviser has engaged an independent third party proxy voting specialist, Glass Lewis & Co., LLC. The services provided by Glass Lewis include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and recordkeeping.

Resolving Material Conflicts of Interest

When a material conflict of interest exists, proxies will be voted in the following manner:

1.	Strict adherence to the Glass Lewis guidelines, or

2.	The potential conflict will be disclosed to the client:

a.	with a request that the client vote the proxy,

b.	with a recommendation that the client engage another party to determine how the proxy should be voted or

c.	if the foregoing are not acceptable to the client, disclosure of how Van Eck intends to vote and a written consent to that vote by the client.

Any deviations from the foregoing voting mechanisms must be approved by the Chief Compliance Officer with a written explanation of the reason for the deviation.

A material conflict of interest means the existence of a business relationship between a portfolio company or an affiliate and the Adviser, any affiliate or subsidiary, or an “affiliated person” of a Van Eck mutual fund. Examples of when a material conflict of interest exists include a situation where the adviser provides significant investment advisory, brokerage or other services to a company whose management is soliciting proxies; an officer of the Adviser serves on the board of a charitable organization that receives charitable contributions from the portfolio company and the charitable organization is a client of the Adviser; a portfolio company that is a significant selling agent of the Adviser’s products and services solicits proxies; a broker-dealer or insurance company that controls 5% or more of the Adviser’s assets solicits proxies; the Adviser serves as an investment adviser to the pension or other

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investment account of the portfolio company; the Adviser and the portfolio company have a lending relationship. In each of these situations voting against management may cause the Adviser a loss of revenue or other benefit.

Client Inquiries

All inquiries by clients as to how the Adviser has voted proxies must immediately be forwarded to Portfolio Administration.

Disclosure to Clients:

1.	Notification of Availability of Information

a.	Client Brochure - The Client Brochure or Part II of Form ADV will inform clients that they can obtain information from the Adviser on how their proxies were voted. The Client Brochure or Part II of Form ADV will be mailed to each client annually. The Legal Department will be responsible for coordinating the mailing with Sales/Marketing Departments.

2.	Availability of Proxy Voting Information

a.	At the client’s request or if the information is not available on the Adviser’s website, a hard copy of the account’s proxy votes will be mailed to each client.

Recordkeeping Requirements

1.	Van Eck will retain the following documentation and information for each matter relating to a portfolio security with respect to which a client was entitled to vote:

a.	proxy statements received;

b.	identifying number for the portfolio security;

c.	shareholder meeting date;

d.	brief identification of the matter voted on;

e.	whether the vote was cast on the matter;

f.	how the vote was cast (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);

g.	records of written client requests for information on how the Adviser voted proxies on behalf of the client;

h.	a copy of written responses from the Adviser to any written or oral client request for information on how the Adviser voted proxies on behalf of the client; and any documents prepared by the Adviser that were material to the decision on how to vote or that memorialized the basis for the decision, if such documents were prepared.

2.	Copies of proxy statements filed on EDGAR, and proxy statements and records of proxy votes maintained with a third party (i.e., proxy voting service) need not be maintained. The third party must agree in writing to provide a copy of the documents promptly upon request.

3.	If applicable, any document memorializing that the costs of voting a proxy exceed the benefit to the client or any other decision to refrain from voting, and that such abstention was in the client’s best interest.
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4.	Proxy voting records will be maintained in an easily accessible place for five years, the first two at the office of the Adviser. Proxy statements on file with EDGAR or maintained by a third party and proxy votes maintained by a third party are not subject to these particular retention requirements.

Voting Foreign Proxies

At times the Adviser may determine that, in the best interests of its clients, a particular proxy should not be voted. This may occur, for example, when the cost of voting a foreign proxy (translation, transportation, etc.) would exceed the benefit of voting the proxy or voting the foreign proxy may cause an unacceptable limitation on the sale of the security. Any such instances will be documented by the Portfolio Manager and reviewed by the Chief Compliance Officer.

Securities Lending

Certain portfolios managed by the Adviser participate in securities lending programs to generate additional revenue. Proxy voting rights generally pass to the borrower when a security is on loan. The Adviser will use its best efforts to recall a security on loan and vote such securities if the Portfolio Manager determines that the proxy involves a material event.

Proxy Voting Policy

The Adviser has reviewed the Glass Lewis Proxy Guidelines (“Guidelines”) and has determined that the Guidelines are consistent with the Adviser’s proxy voting responsibilities and its fiduciary duty with respect to its clients. The Adviser will review any material amendments to the Guidelines.

While it is the Adviser’s policy to generally follow the Guidelines, the Adviser retains the right, on any specific proxy, to vote differently from the Guidelines, if the Adviser believes it is in the best interests of its clients. Any such exceptions will be documented by the Adviser and reviewed by the Chief Compliance Officer.

The portfolio manager or analyst covering the security is responsible for making proxy voting decisions. Portfolio Administration, in conjunction with the portfolio manager and the custodian, is responsible for monitoring corporate actions and ensuring that corporate actions are timely voted.

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PROXY PAPERTM

GUIDELINES

2015 PROXY SEASON

AN OVERVIEW OF THE GLASS LEWIS
APPROACH TO PROXY ADVICE

UNITED STATES

COPYRIGHT 2015 GLASS, LEWIS & CO., LLC

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II

Guidelines Introduction

Glass Lewis evaluates these guidelines on an ongoing basis and formally updates them on an annual basis. This year we’ve made noteworthy revisions in the following areas, which are summarized below but discussed in greater detail in the relevant section of this document:

SUMMARY OF CHANGES FOR
THE 2015 UNITED STATES POLICY GUIDELINES

GOVERNANCE COMMITTEE PERFORMANCE

We have adopted a policy regarding instances where a board has amended the company’s governing documents to reduce or remove important shareholder rights, or to otherwise impede the ability of shareholders to exercise such right, and has done so without shareholder approval. Examples of board actions that may cause such a recommendation include: the elimination of the ability of shareholders to call a special meeting or to act by written consent; an increase to the ownership threshold required for shareholders to call a special meeting; an increase to vote requirements for charter or bylaw amendments; the adoption of provisions that limit the ability of shareholders to pursue full legal recourse—such as bylaws that require arbitration of shareholder claims or that require shareholder plaintiffs to pay the company’s legal expenses in the absence of a court victory (i.e., “fee-shifting” or “loser pays” bylaws); the adoption of a classified board structure; and the elimination of the ability of shareholders to remove a director without cause. In these instances, depending on the circumstances, we may recommend that shareholders vote against the chairman of the governance committee, or the entire committee.

BOARD RESPONSIVENESS TO MAJORITY-APPROVED SHAREHOLDER PROPOSALS

Glass Lewis will generally recommend that shareholders vote against all members of the governance committee during whose tenure a shareholder proposal relating to important shareholder rights received support from a majority of the votes cast (excluding abstentions and broker non-votes) and the board failed to respond adequately. Examples of such shareholder proposals include those seeking a declassified board structure, a majority vote standard for director elections, or a right to call a special meeting. We have expanded this policy to specify that in determining whether a board has sufficiently implemented such a proposal, we will examine the quality of the right enacted or proffered by the board for any conditions that may unreasonably interfere with the shareholders’ ability to exercise the right (e.g., overly prescriptive procedural requirements for calling a special meeting).

VOTE RECOMMENDATIONS FOLLOWING IPO

We have increased our scrutiny of provisions adopted in a company’s charter or bylaws prior to an initial public offering (“IPO”). While Glass Lewis will generally refrain from issuing voting recommendations on the basis of most corporate governance best practices (e.g., board independence, committee membership and structure, meeting attendance, etc.) during the one-year period following an IPO, we will scrutinize certain provisions adopted in the company’s charter or bylaws prior to the IPO. Specifically, we will consider recommending to vote against all members of the board who served at the time of the adoption of an anti-takeover provision, such as a poison pill or classified board, if the provision is not put up for shareholder vote following the IPO. Additionally, consistent with our general approach to boards that adopt exclusive forum provisions or fee-shifting bylaws without shareholder approval, we will recommend that shareholders vote against the governance committee chair in the

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case of an exclusive forum provision, and against the entire governance committee in the case of a provision limiting the ability of shareholders to pursue full legal recourse (e.g., “fee-shifting” bylaws), if these provisions are not put up to shareholder vote following the IPO.

GLASS LEWIS STANDARDS FOR ASSESSING
“MATERIAL” TRANSACTIONS WITH DIRECTORS

With regard to Glass Lewis’ $120,000 threshold for those directors employed by a professional services firm such as a law firm, investment bank, or consulting firm, where the company pays the firm, not the individual, for services, we have clarified that we may deem such a transaction to be immaterial where the amount represents less than 1% of the firm’s annual revenues and the board provides a compelling rationale as to why the director’s independence is not affected by the relationship.

ADVISORY VOTE ON EXECUTIVE COMPENSATION

We have added a discussion of our approach to analyzing one-off awards granted outside of existing incentive programs (see page 29). We have also provided clarification regarding our qualitative and quantitative approach to say-on-pay analysis.

EMPLOYEE STOCK PURCHASE PLANS

We have added a discussion of our approach to analyzing employee stock purchase plans (see page 35).

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I.	A Board of Directors that Serves Shareholder Interest

ELECTION OF DIRECTORS

The purpose of Glass Lewis’ proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top. Glass Lewis looks for talented boards with a record of protecting shareholders and delivering value over the medium- and long-term. We believe that a board can best protect and enhance the interests of shareholders if it is sufficiently independent, has a record of positive performance, and consists of individuals with diverse backgrounds and a breadth and depth of relevant experience.

INDEPENDENCE

The independence of directors, or lack thereof, is ultimately demonstrated through the decisions they make. In assessing the independence of directors, we will take into consideration, when appropriate, whether a director has a track record indicative of making objective decisions. Likewise, when assessing the independence of directors we will also examine when a director’s track record on multiple boards indicates a lack of objective decision-making. Ultimately, we believe the determination of whether a director is independent or not must take into consideration both compliance with the applicable independence listing requirements as well as judgments made by the director.

We look at each director nominee to examine the director’s relationships with the company, the company’s executives, and other directors. We do this to evaluate whether personal, familial, or financial relationships (not including director compensation) may impact the director’s decisions. We believe that such relationships make it difficult for a director to put shareholders’ interests above the director’s or the related party’s interests. We also believe that a director who owns more than 20% of a company can exert disproportionate influence on the board, and therefore believe such a director’s independence may be hampered, in particular when serving on the audit committee.

Thus, we put directors into three categories based on an examination of the type of relationship they have with the company:

Independent Director – An independent director has no material financial, familial or other current relationships with the company, its executives, or other board members, except for board service and standard fees paid for that service. Relationships that existed within three to five years1 before the inquiry are usually considered “current” for purposes of this test.

Affiliated Director – An affiliated director has, (or within the past three years, had) a material financial, familial or other relationship with the company or its executives, but is not an employee of the company.2 This includes directors whose employers have a material financial relationship with the company.3 In addition, we view a director who either owns or controls 20% or more of the company’s voting stock, or is an employee or affiliate of an entity that controls such amount, as an affiliate.4

1 NASDAQ originally proposed a five-year look-back period but both it and the NYSE ultimately settled on a three-year look-back prior to finalizing their rules. A five-year standard is more appropriate, in our view, because we believe that the unwinding of conflicting relationships between former management and board members is more likely to be complete and final after five years. However, Glass Lewis does not apply the five-year look-back period to directors who have previously served as executives of the company on an interim basis for less than one year.

2 If a company does not consider a non-employee director to be independent, Glass Lewis will classify that director as an affiliate.

3 We allow a five-year grace period for former executives of the company or merged companies who have consulting agreements with the surviving company. (We do not automatically recommend voting against directors in such cases for the first five years.) If the consulting agreement persists after this five-year grace period, we apply the materiality thresholds outlined in the definition of “material.”

4 This includes a director who serves on a board as a representative (as part of his or her basic responsibilities) of an investment firm with greater than 20% ownership. However, while we will generally consider him/her to be affiliated, we will not recommend voting against unless (i) the investment firm has disproportionate board representation or (ii) the director serves on the audit committee.

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We view 20% shareholders as affiliates because they typically have access to and involvement with the management of a company that is fundamentally different from that of ordinary shareholders. More importantly, 20% holders may have interests that diverge from those of ordinary holders, for reasons such as the liquidity (or lack thereof) of their holdings, personal tax issues, etc.

Glass Lewis applies a three-year look back period to all directors who have an affiliation with the company other than former employment, for which we apply a five-year look back.

Definition of “Material”: A material relationship is one in which the dollar value exceeds:

•	$50,000 (or where no amount is disclosed) for directors who are paid for a service they have agreed to perform for the company, outside of their service as a director, including professional or other services; or

•	$120,000 (or where no amount is disclosed) for those directors employed by a professional services firm such as a law firm, investment bank, or consulting firm and the company pays the firm, not the individual, for services.[5] This dollar limit would also apply to charitable contributions to schools where a board member is a professor; or charities where a director serves on the board or is an executive;[6] and any aircraft and real estate dealings between the company and the director’s firm; or

•	1% of either company’s consolidated gross revenue for other business relationships (e.g., where the director is an executive officer of a company that provides services or products to or receives services or products from the company).[7]

Definition of “Familial”: Familial relationships include a person’s spouse, parents, children, siblings, grandparents, uncles, aunts, cousins, nieces, nephews, in-laws, and anyone (other than domestic employees) who shares such person’s home. A director is an affiliate if: i) he or she has a family member who is employed by the company and receives more than $120,000 in annual compensation; or, ii) he or she has a family member who is employed by the company and the company does not disclose this individual’s compensation.

Definition of “Company”: A company includes any parent or subsidiary in a group with the company or any entity that merged with, was acquired by, or acquired the company.

Inside Director – An inside director simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company. In our view, an inside director who derives a greater amount of income as a result of affiliated transactions with the company rather than through compensation paid by the company (i.e., salary, bonus, etc. as a company employee) faces a conflict between making decisions that are in the best interests of the company versus those in the director’s own best interests. Therefore, we will recommend voting against such a director.

Additionally, we believe a director who is currently serving in an interim management position should be considered an insider, while a director who previously served in an interim management position for less than one year and is no longer serving in such capacity is considered independent. Moreover, a director who previously served in an interim management position for over one year and is no longer serving in such capacity is considered an affiliate for five years following the date of his/her resignation or departure from the interim management position.

5 We may deem such a transaction to be immaterial where the amount represents less than 1% of the firm’s annual revenues and the board provides a compelling rationale as to why the director’s independence is not affected by the relationship.

6 We will generally take into consideration the size and nature of such charitable entities in relation to the company’s size and industry along with any other relevant factors such as the director’s role at the charity. However, unlike for other types of related party transactions, Glass Lewis generally does not apply a look-back period to affiliated relationships involving charitable contributions; if the relationship between the director and the school or charity ceases, or if the company discontinues its donations to the entity, we will consider the director to be independent.

7 This includes cases where a director is employed by, or closely affiliated with, a private equity firm that profits from an acquisition made by the company. Unless disclosure suggests otherwise, we presume the director is affiliated.

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VOTING RECOMMENDATIONS ON THE BASIS OF BOARD INDEPENDENCE

Glass Lewis believes a board will be most effective in protecting shareholders’ interests if it is at least two-thirds independent. We note that each of the Business Roundtable, the Conference Board, and the Council of Institutional Investors advocates that two-thirds of the board be independent. Where more than one-third of the members are affiliated or inside directors, we typically8 recommend voting against some of the inside and/or affiliated directors in order to satisfy the two-thirds threshold.

In the case of a less than two-thirds independent board, Glass Lewis strongly supports the existence of a presiding or lead director with authority to set the meeting agendas and to lead sessions outside the insider chairman’s presence.

In addition, we scrutinize avowedly “independent” chairmen and lead directors. We believe that they should be unquestionably independent or the company should not tout them as such.

COMMITTEE INDEPENDENCE

We believe that only independent directors should serve on a company’s audit, compensation, nominating, and governance committees.9 We typically recommend that shareholders vote against any affiliated or inside director seeking appointment to an audit, compensation, nominating, or governance committee, or who has served in that capacity in the past year.

Pursuant to Section 952 of the Dodd-Frank Act, as of January 11, 2013, the SEC approved new listing requirements for both the NYSE and NASDAQ which require that boards apply enhanced standards of independence when making an affirmative determination of the independence of compensation committee members. Specifically, when making this determination, in addition to the factors considered when assessing general director independence, the board’s considerations must include: (i) the source of compensation of the director, including any consulting, advisory or other compensatory fee paid by the listed company to the director (the “Fees Factor”); and (ii) whether the director is affiliated with the listing company, its subsidiaries, or affiliates of its subsidiaries (the “Affiliation Factor”).

Glass Lewis believes it is important for boards to consider these enhanced independence factors when assessing compensation committee members. However, as discussed above in the section titled Independence, we apply our own standards when assessing the independence of directors, and these standards also take into account consulting and advisory fees paid to the director, as well as the director’s affiliations with the company and its subsidiaries and affiliates. We may recommend voting against compensation committee members who are not independent based on our standards.

INDEPENDENT CHAIRMAN

Glass Lewis believes that separating the roles of CEO (or, more rarely, another executive position) and chairman creates a better governance structure than a combined CEO/chairman position. An executive manages the business according to a course the board charts. Executives should report to the board regarding their performance in achieving goals set by the board. This is needlessly complicated when a CEO chairs the board, since a CEO/chairman presumably will have a significant influence over the board.

While many companies have an independent lead or presiding director who performs many of the same functions of an independent chairman (e.g., setting the board meeting agenda), we do not believe this alternate form of independent board leadership provides as robust protection for shareholders as an independent chairman.

8 With a staggered board, if the affiliates or insiders that we believe should not be on the board are not up for election, we will express our concern regarding those directors, but we will not recommend voting against the other affiliates or insiders who are up for election just to achieve two-thirds independence. However, we will consider recommending voting against the directors subject to our concern at their next election if the issue giving rise to the concern is not resolved.

9 We will recommend voting against an audit committee member who owns 20% or more of the company’s stock, and we believe that there should be a maximum of one director (or no directors if the committee is comprised of less than three directors) who owns 20% or more of the company’s stock on the compensation, nominating, and governance committees.

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It can become difficult for a board to fulfill its role of overseer and policy setter when a CEO/chairman controls the agenda and the boardroom discussion. Such control can allow a CEO to have an entrenched position, leading to longer-than-optimal terms, fewer checks on management, less scrutiny of the business operation, and limitations on independent, shareholder-focused goal-setting by the board.

A CEO should set the strategic course for the company, with the board’s approval, and the board should enable the CEO to carry out the CEO’s vision for accomplishing the board’s objectives. Failure to achieve the board’s objectives should lead the board to replace that CEO with someone in whom the board has confidence.

Likewise, an independent chairman can better oversee executives and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. Such oversight and concern for shareholders allows for a more proactive and effective board of directors that is better able to look out for the interests of shareholders.

Further, it is the board’s responsibility to select a chief executive who can best serve a company and its shareholders and to replace this person when his or her duties have not been appropriately fulfilled. Such a replacement becomes more difficult and happens less frequently when the chief executive is also in the position of overseeing the board.

Glass Lewis believes that the installation of an independent chairman is almost always a positive step from a corporate governance perspective and promotes the best interests of shareholders. Further, the presence of an independent chairman fosters the creation of a thoughtful and dynamic board, not dominated by the views of senior management. Encouragingly, many companies appear to be moving in this direction—one study even indicates that less than 12 percent of incoming CEOs in 2009 were awarded the chairman title, versus 48 percent as recently as 2002.10 Another study finds that 45 percent of S&P 500 boards now separate the CEO and chairman roles, up from 23 percent in 2003, although the same study found that of those companies, only 25 percent have truly independent chairs.11

We do not recommend that shareholders vote against CEOs who chair the board. However, we typically recommend that our clients support separating the roles of chairman and CEO whenever that question is posed in a proxy (typically in the form of a shareholder proposal), as we believe that it is in the long-term best interests of the company and its shareholders.

Further, where the company has neither an independent chairman nor independent lead director, we will recommend voting against the chair of the governance committee.

PERFORMANCE

The most crucial test of a board’s commitment to the company and its shareholders lies in the actions of the board and its members. We look at the performance of these individuals as directors and executives of the company and of other companies where they have served.

We find that a director’s past conduct is often indicative of future conduct and performance. We often find directors with a history of overpaying executives or of serving on boards where avoidable disasters have occurred serving on the boards of companies with similar problems. Glass Lewis has a proprietary database of directors serving at over 8,000 of the most widely held U.S. companies. We use this database to track the performance of directors across companies.

VOTING RECOMMENDATIONS ON THE BASIS OF PERFORMANCE

We typically recommend that shareholders vote against directors who have served on boards or as executives of companies with records of poor performance, inadequate risk oversight, excessive compensation, audit- or accounting-related issues, and/or other indicators of mismanagement or

10 Ken Favaro, Per-Ola Karlsson and Gary Neilson. “CEO Succession 2000-2009: A Decade of Convergence and Compression.” Booz & Company (from Strategy+Business, Issue 59, Summer 2010).

11 Spencer Stuart Board Index, 2013, p. 5

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actions against the interests of shareholders. We will reevaluate such directors based on, among other factors, the length of time passed since the incident giving rise to the concern, shareholder support for the director, the severity of the issue, the director’s role (e.g., committee membership), director tenure at the subject company, whether ethical lapses accompanied the oversight lapse, and evidence of strong oversight at other companies.

Likewise, we examine the backgrounds of those who serve on key board committees to ensure that they have the required skills and diverse backgrounds to make informed judgments about the subject matter for which the committee is responsible.

We believe shareholders should avoid electing directors who have a record of not fulfilling their responsibilities to shareholders at any company where they have held a board or executive position. We typically recommend voting against:

1.	A director who fails to attend a minimum of 75% of board and applicable committee meetings, calculated in the aggregate.[12]

2.	A director who belatedly filed a significant form(s) 4 or 5, or who has a pattern of late filings if the late filing was the director’s fault (we look at these late filing situations on a case-by-case basis).

3.	A director who is also the CEO of a company where a serious and material restatement has occurred after the CEO had previously certified the pre-restatement financial statements.

4.	A director who has received two against recommendations from Glass Lewis for identical reasons within the prior year at different companies (the same situation must also apply at the company being analyzed).

5.	All directors who served on the board if, for the last three years, the company’s performance has been in the bottom quartile of the sector and the directors have not taken reasonable steps to address the poor performance.

BOARD RESPONSIVENESS

Glass Lewis believes that any time 25% or more of shareholders vote contrary to the recommendation of management, the board should, depending on the issue, demonstrate some level of responsiveness to address the concerns of shareholders. These include instances when 25% or more of shareholders (excluding abstentions and broker non-votes): WITHHOLD votes from (or vote AGAINST) a director nominee, vote AGAINST a management-sponsored proposal, or vote FOR a shareholder proposal. In our view, a 25% threshold is significant enough to warrant a close examination of the underlying issues and an evaluation of whether or not a board response was warranted and, if so, whether the board responded appropriately following the vote. While the 25% threshold alone will not automatically generate a negative vote recommendation from Glass Lewis on a future proposal (e.g., to recommend against a director nominee, against a say-on-pay proposal, etc.), it may be a contributing factor to our recommendation to vote against management’s recommendation in the event we determine that the board did not respond appropriately.

As a general framework, our evaluation of board responsiveness involves a review of publicly available disclosures (e.g., the proxy statement, annual report, 8-Ks, company website, etc.) released following the date of the company’s last annual meeting up through the publication date of our most current Proxy Paper. Depending on the specific issue, our focus typically includes, but is not limited to, the following:

•	At the board level, any changes in directorships, committee memberships, disclosure of related party transactions, meeting attendance, or other responsibilities;

12 However, where a director has served for less than one full year, we will typically not recommend voting against for failure to attend 75% of meetings. Rather, we will note the poor attendance with a recommendation to track this issue going forward. We will also refrain from recommending to vote against directors when the proxy discloses that the director missed the meetings due to serious illness or other extenuating circumstances.

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•	Any revisions made to the company’s articles of incorporation, bylaws or other governance documents;

•	Any press or news releases indicating changes in, or the adoption of, new company policies, business practices or special reports; and

•	Any modifications made to the design and structure of the company’s compensation program, as well as an assessment of the company’s engagement with shareholders on compensation issues as discussed in the CD&A, particularly following a material vote against a company’s say-on-pay.

Our Proxy Paper analysis will include a case-by-case assessment of the specific elements of board responsiveness that we examined along with an explanation of how that assessment impacts our current vote recommendations.

THE ROLE OF A COMMITTEE CHAIRMAN

Glass Lewis believes that a designated committee chairman maintains primary responsibility for the actions of his or her respective committee. As such, many of our committee-specific vote recommendations are against the applicable committee chair rather than the entire committee (depending on the seriousness of the issue). However, in cases where we would ordinarily recommend voting against a committee chairman but the chair is not specified, we apply the following general rules, which apply throughout our guidelines:

•	If there is no committee chair, we recommend voting against the longest-serving committee member or, if the longest-serving committee member cannot be determined, the longest-serving board member serving on the committee (i.e., in either case, the “senior director”); and

•	If there is no committee chair, but multiple senior directors serving on the committee, we recommend voting against both (or all) such senior directors.

In our view, companies should provide clear disclosure of which director is charged with overseeing each committee. In cases where that simple framework is ignored and a reasonable analysis cannot determine which committee member is the designated leader, we believe shareholder action against the longest serving committee member(s) is warranted. Again, this only applies if we would ordinarily recommend voting against the committee chair but there is either no such position or no designated director in such role.

On the contrary, in cases where there is a designated committee chair and the recommendation is to vote against the committee chair, but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will note the concern with regard to the committee chair.

AUDIT COMMITTEES AND PERFORMANCE

Audit committees play an integral role in overseeing the financial reporting process because “[v]ibrant and stable capital markets depend on, among other things, reliable, transparent, and objective financial information to support an efficient and effective capital market process. The vital oversight role audit committees play in the process of producing financial information has never been more important.”13

When assessing an audit committee’s performance, we are aware that an audit committee does not prepare financial statements, is not responsible for making the key judgments and assumptions that affect the financial statements, and does not audit the numbers or the disclosures provided to investors. Rather, an audit committee member monitors and oversees the process and procedures that management and auditors perform. The 1999 Report and Recommendations of the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees stated it best:

13 Audit Committee Effectiveness – What Works Best.” PricewaterhouseCoopers. The Institute of Internal Auditors Research Foundation. 2005.

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A proper and well-functioning system exists, therefore, when the three main groups responsible for financial reporting – the full board including the audit committee, financial management including the internal auditors, and the outside auditors – form a ‘three legged stool’ that supports responsible financial disclosure and active participatory oversight. However, in the view of the Committee, the audit committee must be ‘first among equals’ in this process, since the audit committee is an extension of the full board and hence the ultimate monitor of the process.

STANDARDS FOR ASSESSING THE AUDIT COMMITTEE

For an audit committee to function effectively on investors’ behalf, it must include members with sufficient knowledge to diligently carry out their responsibilities. In its audit and accounting recommendations, the Conference Board Commission on Public Trust and Private Enterprise said “members of the audit committee must be independent and have both knowledge and experience in auditing financial matters.”14

We are skeptical of audit committees where there are members that lack expertise as a Certified Public Accountant (CPA), Chief Financial Officer (CFO) or corporate controller, or similar experience. While we will not necessarily recommend voting against members of an audit committee when such expertise is lacking, we are more likely to recommend voting against committee members when a problem such as a restatement occurs and such expertise is lacking.

Glass Lewis generally assesses audit committees against the decisions they make with respect to their oversight and monitoring role. The quality and integrity of the financial statements and earnings reports, the completeness of disclosures necessary for investors to make informed decisions, and the effectiveness of the internal controls should provide reasonable assurance that the financial statements are materially free from errors. The independence of the external auditors and the results of their work all provide useful information by which to assess the audit committee.

When assessing the decisions and actions of the audit committee, we typically defer to its judgment and generally recommend voting in favor of its members. However, we will consider recommending that shareholders vote against the following:15

1.	All members of the audit committee when options were backdated, there is a lack of adequate controls in place, there was a resulting restatement, and disclosures indicate there was a lack of documentation with respect to the option grants.

2.	The audit committee chair, if the audit committee does not have a financial expert or the committee’s financial expert does not have a demonstrable financial background sufficient to understand the financial issues unique to public companies.

3.	The audit committee chair, if the audit committee did not meet at least four times during the year.

4.	The audit committee chair, if the committee has less than three members.

5.	Any audit committee member who sits on more than three public company audit committees, unless the audit committee member is a retired CPA, CFO, controller or has similar experience, in which case the limit shall be four committees, taking time and availability into consideration including a review of the audit committee member’s attendance at all board and committee meetings.[16]

14 Commission on Public Trust and Private Enterprise. The Conference Board. 2003.

15 As discussed under the section labeled “Committee Chairman,” where the recommendation is to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against the members of the committee who are up for election; rather, we will note the concern with regard to the committee chair.

16 Glass Lewis may exempt certain audit committee members from the above threshold if, upon further analysis of relevant factors such as the director’s experience, the size, industry-mix and location of the companies involved and the director’s attendance at all the companies, we can reasonably determine that the audit committee member is likely not hindered by multiple audit committee commitments.

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6.	All members of an audit committee who are up for election and who served on the committee at the time of the audit, if audit and audit-related fees total one-third or less of the total fees billed by the auditor.

7.	The audit committee chair when tax and/or other fees are greater than audit and audit-related fees paid to the auditor for more than one year in a row (in which case we also recommend against ratification of the auditor).

8.	All members of an audit committee where non-audit fees include fees for tax services (including, but not limited to, such things as tax avoidance or shelter schemes) for senior executives of the company. Such services are prohibited by the Public Company Accounting Oversight Board (“PCAOB”).

9.	All members of an audit committee that reappointed an auditor that we no longer consider to be independent for reasons unrelated to fee proportions.

10.	All members of an audit committee when audit fees are excessively low, especially when compared with other companies in the same industry.

11.	The audit committee chair[17] if the committee failed to put auditor ratification on the ballot for shareholder approval. However, if the non-audit fees or tax fees exceed audit plus audit-related fees in either the current or the prior year, then Glass Lewis will recommend voting against the entire audit committee.

12.	All members of an audit committee where the auditor has resigned and reported that a section 10A18 letter has been issued.

13.	All members of an audit committee at a time when material accounting fraud occurred at the company.[19]

14.	All members of an audit committee at a time when annual and/or multiple quarterly financial statements had to be restated, and any of the following factors apply:

•	The restatement involves fraud or manipulation by insiders;

•	The restatement is accompanied by an SEC inquiry or investigation;

•	The restatement involves revenue recognition;

•	The restatement results in a greater than 5% adjustment to costs of goods sold, operating expense, or operating cash flows; or

•	The restatement results in a greater than 5% adjustment to net income, 10% adjustment to assets or shareholders equity, or cash flows from financing or investing activities.

15.	All members of an audit committee if the company repeatedly fails to file its financial reports in a timely fashion. For example, the company has filed two or more quarterly or annual financial statements late within the last 5 quarters.

16.	All members of an audit committee when it has been disclosed that a law enforcement agency has charged the company and/or its employees with a violation of the Foreign Corrupt Practices Act (FCPA).

17.	All members of an audit committee when the company has aggressive accounting policies and/or poor disclosure or lack of sufficient transparency in its financial statements.

17 As discussed under the section labeled “Committee Chairman,” in all cases, if the chair of the committee is not specified, we recommend voting against the director who has been on the committee the longest.

18 Auditors are required to report all potential illegal acts to management and the audit committee unless they are clearly inconsequential in nature. If the audit committee or the board fails to take appropriate action on an act that has been determined to be a violation of the law, the independent auditor is required to send a section 10A letter to the SEC. Such letters are rare and therefore we believe should be taken seriously.

19 Research indicates that revenue fraud now accounts for over 60% of SEC fraud cases, and that companies that engage in fraud experience significant negative abnormal stock price declines—facing bankruptcy, delisting, and material asset sales at much higher rates than do non-fraud firms (Committee of Sponsoring Organizations of the Treadway Commission. “Fraudulent Financial Reporting: 1998-2007.” May 2010).

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18.	All members of the audit committee when there is a disagreement with the auditor and the auditor resigns or is dismissed (e.g., the company receives an adverse opinion on its financial statements from the auditor).

19.	All members of the audit committee if the contract with the auditor specifically limits the auditor’s liability to the company for damages.[20]

20.	All members of the audit committee who served since the date of the company’s last annual meeting, and when, since the last annual meeting, the company has reported a material weakness that has not yet been corrected, or, when the company has an ongoing material weakness from a prior year that has not yet been corrected.

We also take a dim view of audit committee reports that are boilerplate, and which provide little or no information or transparency to investors. When a problem such as a material weakness, restatement or late filings occurs, we take into consideration, in forming our judgment with respect to the audit committee, the transparency of the audit committee report.

COMPENSATION COMMITTEE PERFORMANCE

Compensation committees have a critical role in determining the compensation of executives. This includes deciding the basis on which compensation is determined, as well as the amounts and types of compensation to be paid. This process begins with the hiring and initial establishment of employment agreements, including the terms for such items as pay, pensions and severance arrangements. It is important in establishing compensation arrangements that compensation be consistent with, and based on the long-term economic performance of, the business’s long-term shareholders returns.

Compensation committees are also responsible for the oversight of the transparency of compensation. This oversight includes disclosure of compensation arrangements, the matrix used in assessing pay for performance, and the use of compensation consultants. In order to ensure the independence of the board’s compensation consultant, we believe the compensation committee should only engage a compensation consultant that is not also providing any services to the company or management apart from their contract with the compensation committee. It is important to investors that they have clear and complete disclosure of all the significant terms of compensation arrangements in order to make informed decisions with respect to the oversight and decisions of the compensation committee.

Finally, compensation committees are responsible for oversight of internal controls over the executive compensation process. This includes controls over gathering information used to determine compensation, establishment of equity award plans, and granting of equity awards. For example, the use of a compensation consultant who maintains a business relationship with company management may cause the committee to make decisions based on information that is compromised by the consultant’s conflict of interests. Lax controls can also contribute to improper awards of compensation such as through granting of backdated or spring-loaded options, or granting of bonuses when triggers for bonus payments have not been met.

Central to understanding the actions of a compensation committee is a careful review of the Compensation Discussion and Analysis (“CD&A”) report included in each company’s proxy. We review the CD&A in our evaluation of the overall compensation practices of a company, as overseen by the compensation committee. The CD&A is also integral to the evaluation of compensation proposals at companies, such as advisory votes on executive compensation, which allow shareholders to vote on the compensation paid to a company’s top executives.

20 The Council of Institutional Investors. “Corporate Governance Policies,” p. 4, April 5, 2006; and “Letter from Council of Institutional Investors to the AICPA,” November 8, 2006.

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When assessing the performance of compensation committees, we will consider recommending that shareholders vote against the following:21

1.	All members of a compensation committee during whose tenure the committee failed to address shareholder concerns following majority shareholder rejection of the say-on-pay proposal in the previous year. Where the proposal was approved but there was a significant shareholder vote (i.e., greater than 25% of votes cast) against the say-on-pay proposal in the prior year, if the board did not respond sufficiently to the vote including actively engaging shareholders on this issue, we will also consider recommending voting against the chairman of the compensation committee or all members of the compensation committee, depending on the severity and history of the compensation problems and the level of shareholder opposition.

2.	All members of the compensation committee who are up for election and served when the company failed to align pay with performance (e.g., a company receives an F grade in our pay-for-performance analysis) if shareholders are not provided with an advisory vote on executive compensation at the annual meeting.[22]

3.	Any member of the compensation committee who has served on the compensation committee of at least two other public companies that have consistently failed to align pay with performance and whose oversight of compensation at the company in question is suspect.

4.	The compensation committee chair if the company consistently has received deficient grades in our pay-for-performance analysis, and if during the past year the company performed the same as or worse than its peers.[23]

5.	All members of the compensation committee (during the relevant time period) if the company entered into excessive employment agreements and/or severance agreements.

6.	All members of the compensation committee when performance goals were changed (i.e., lowered) when employees failed or were unlikely to meet original goals, or performance-based compensation was paid despite goals not being attained.

7.	All members of the compensation committee if excessive employee perquisites and benefits were allowed.

8.	The compensation committee chair if the compensation committee did not meet during the year.

9.	All members of the compensation committee when the company repriced options or completed a “self tender offer” without shareholder approval within the past two years.

10.	All members of the compensation committee when vesting of in-the-money options is accelerated.

11.	All members of the compensation committee when option exercise prices were backdated. Glass Lewis will recommend voting against an executive director who played a role in and participated in option backdating.

21 As discussed under the section labeled “Committee Chairman,” where the recommendation is to vote against the committee chair and the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will note the concern with regard to the committee chair.

22 Where there are multiple CEOs in one year, we will consider not recommending against the compensation committee but will defer judgment on compensation policies and practices until the next year or a full year after arrival of the new CEO. In addition, if a company provides shareholders with a say-on-pay proposal, we will initially only recommend voting against the company’s say-on-pay proposal and will not recommend voting against the members of the compensation committee unless there is a pattern of failing to align pay and performance and/or the company exhibits egregious compensation practices. However, if the company repeatedly fails to align pay and performance, we will then recommend against the members of the compensation committee in addition to recommending voting against the say-on-pay proposal.

23 In cases where a company has received two consecutive D grades, or if its grade improved from an F to a D in the most recent period, and during the most recent year the company performed better than its peers (based on our analysis), we refrain from recommending to vote against the compensation committee chair. In addition, if a company provides shareholders with a say-on-pay proposal in this instance, we will consider voting against the advisory vote rather than the compensation committee chair unless the company exhibits unquestionably egregious practices.

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12.	All members of the compensation committee when option exercise prices were spring-loaded or otherwise timed around the release of material information.

13.	All members of the compensation committee when a new employment contract is given to an executive that does not include a clawback provision and the company had a material restatement, especially if the restatement was due to fraud.

14.	The chair of the compensation committee where the CD&A provides insufficient or unclear information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has excessive discretion to alter performance terms or increase amounts of awards in contravention of previously defined targets.

15.	All members of the compensation committee during whose tenure the committee failed to implement a shareholder proposal regarding a compensation-related issue, where the proposal received the affirmative vote of a majority of the voting shares at a shareholder meeting, and when a reasonable analysis suggests that the compensation committee (rather than the governance committee) should have taken steps to implement the request.[24]

NOMINATING AND GOVERNANCE COMMITTEE PERFORMANCE

The nominating and governance committee, as an agent for the shareholders, is responsible for the governance by the board of the company and its executives. In performing this role, the committee is responsible and accountable for selection of objective and competent board members. It is also responsible for providing leadership on governance policies adopted by the company, such as decisions to implement shareholder proposals that have received a majority vote. (At most companies, a single committee is charged with these oversight functions; at others, the governance and nominating responsibilities are apportioned among two separate committees.)

Consistent with Glass Lewis’ philosophy that boards should have diverse backgrounds and members with a breadth and depth of relevant experience, we believe that nominating and governance committees should consider diversity when making director nominations within the context of each specific company and its industry. In our view, shareholders are best served when boards make an effort to ensure a constituency that is not only reasonably diverse on the basis of age, race, gender and ethnicity, but also on the basis of geographic knowledge, industry experience, board tenure and culture.

Regarding the committee responsible for governance, we will consider recommending that shareholders vote against the following:25

1.	All members of the governance committee[26] during whose tenure a shareholder proposal relating to important shareholder rights received support from a majority of the votes cast (excluding abstentions and broker non-votes) and the board has not begun to implement or enact the proposal’s subject matter.[27] Examples of such shareholder proposals include those seeking a declassified board structure, a majority vote standard for director elections, or a right to call a special meeting. In determining whether a board has sufficiently implemented such a proposal, we will examine the quality of the right enacted or proffered by the board for any

24 In all other instances (i.e., a non-compensation-related shareholder proposal should have been implemented) we recommend that shareholders vote against the members of the governance committee.

25 As discussed in the guidelines section labeled “Committee Chairman,” where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will note the concern with regard to the committee chair.

26 If the board does not have a committee responsible for governance oversight and the board did not implement a shareholder proposal that received the requisite support, we will recommend voting against the entire board. If the shareholder proposal at issue requested that the board adopt a declassified structure, we will recommend voting against all director nominees up for election.

27 Where a compensation-related shareholder proposal should have been implemented, and when a reasonable analysis suggests that the members of the compensation committee (rather than the governance committee) bear the responsibility for failing to implement the request, we recommend that shareholders only vote against members of the compensation committee.

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conditions that may unreasonably interfere with the shareholders’ ability to exercise the right (e.g., overly restrictive procedural requirements for calling a special meeting).

2.	The governance committee chair,[28] when the chairman is not independent and an independent lead or presiding director has not been appointed.[29]

3.	In the absence of a nominating committee, the governance committee chair when there are less than five or the whole nominating committee when there are more than 20 members on the board.

4.	The governance committee chair, when the committee fails to meet at all during the year.

5.	The governance committee chair, when for two consecutive years the company provides what we consider to be “inadequate” related party transaction disclosure (i.e., the nature of such transactions and/or the monetary amounts involved are unclear or excessively vague, thereby preventing a shareholder from being able to reasonably interpret the independence status of multiple directors above and beyond what the company maintains is compliant with SEC or applicable stock exchange listing requirements).

6.	The governance committee chair, when during the past year the board adopted a forum selection clause (i.e., an exclusive forum provision)[30] without shareholder approval, or, if the board is currently seeking shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal.

7.	All members of the governance committee during whose tenure the board adopted, without shareholder approval, provisions in its charter or bylaws that, through rules on director compensation, may inhibit the ability of shareholders to nominate directors.

In addition, we may recommend that shareholders vote against the chairman of the governance committee, or the entire committee, where the board has amended the company’s governing documents to reduce or remove important shareholder rights, or to otherwise impede the ability of shareholders to exercise such right, and has done so without seeking shareholder approval. Examples of board actions that may cause such a recommendation include: the elimination of the ability of shareholders to call a special meeting or to act by written consent; an increase to the ownership threshold required for shareholders to call a special meeting; an increase to vote requirements for charter or bylaw amendments; the adoption of provisions that limit the ability of shareholders to pursue full legal recourse—such as bylaws that require arbitration of shareholder claims or that require shareholder plaintiffs to pay the company’s legal expenses in the absence of a court victory (i.e., “fee-shifting” or “loser pays” bylaws); the adoption of a classified board structure; and the elimination of the ability of shareholders to remove a director without cause.

Regarding the nominating committee, we will consider recommending that shareholders vote against the following:31

1.	All members of the nominating committee, when the committee nominated or renominated an individual who had a significant conflict of interest or whose past actions demonstrated a lack of integrity or inability to represent shareholder interests.

28 As discussed in the guidelines section labeled “Committee Chairman,” if the committee chair is not specified, we recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member serving on the committee.

29 We believe that one independent individual should be appointed to serve as the lead or presiding director. When such a position is rotated among directors from meeting to meeting, we will recommend voting against the governance committee chair as we believe the lack of fixed lead or presiding director means that, effectively, the board does not have an independent board leader.

30 A forum selection clause is a bylaw provision stipulating that a certain state, typically where the company is incorporated, which is most often Delaware, shall be the exclusive forum for all intra-corporate disputes (e.g., shareholder derivative actions, assertions of claims of a breach of fiduciary duty, etc.). Such a clause effectively limits a shareholder’s legal remedy regarding appropriate choice of venue and related relief offered under that state’s laws and rulings.

31 As discussed in the guidelines section labeled “Committee Chairman,” where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will note the concern with regard to the committee chair.

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2.	The nominating committee chair, if the nominating committee did not meet during the year.

3.	In the absence of a governance committee, the nominating committee chair[32] when the chairman is not independent, and an independent lead or presiding director has not been appointed.[33]

4.	The nominating committee chair, when there are less than five or the whole nominating committee when there are more than 20 members on the board.[34]

5.	The nominating committee chair, when a director received a greater than 50% against vote the prior year and not only was the director not removed, but the issues that raised shareholder concern were not corrected.[35]

BOARD-LEVEL RISK MANAGEMENT OVERSIGHT

Glass Lewis evaluates the risk management function of a public company board on a strictly case-by-case basis. Sound risk management, while necessary at all companies, is particularly important at financial firms which inherently maintain significant exposure to financial risk. We believe such financial firms should have a chief risk officer reporting directly to the board and a dedicated risk committee or a committee of the board charged with risk oversight. Moreover, many non-financial firms maintain strategies which involve a high level of exposure to financial risk. Similarly, since many non-financial firms have complex hedging or trading strategies, those firms should also have a chief risk officer and a risk committee.

Our views on risk oversight are consistent with those expressed by various regulatory bodies. In its December 2009 Final Rule release on Proxy Disclosure Enhancements, the SEC noted that risk oversight is a key competence of the board and that additional disclosures would improve investor and shareholder understanding of the role of the board in the organization’s risk management practices. The final rules, which became effective on February 28, 2010, now explicitly require companies and mutual funds to describe (while allowing for some degree of flexibility) the board’s role in the oversight of risk.

When analyzing the risk management practices of public companies, we take note of any significant losses or writedowns on financial assets and/or structured transactions. In cases where a company has disclosed a sizable loss or writedown, and where we find that the company’s board-level risk committee’s poor oversight contributed to the loss, we will recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise)36, we will consider recommending to vote against the chairman of the board on that basis. However, we generally would not recommend voting against a combined chairman/ CEO, except in egregious cases.

OTHER CONSIDERATIONS

In addition to the three key characteristics – independence, performance, experience – that we use to evaluate board members, we consider conflict-of-interest issues as well as the size of the board of directors when making voting recommendations.

32 As discussed under the section labeled “Committee Chairman,” if the committee chair is not specified, we will recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member on the committee.

33 In the absence of both a governance and a nominating committee, we will recommend voting against the chairman of the board on this basis, unless if the chairman also serves as the CEO, in which case we will recommend voting against the longest-serving director.

34 In the absence of both a governance and a nominating committee, we will recommend voting against the chairman of the board on this basis, unless if the chairman also serves as the CEO, in which case we will recommend voting against the the longest-serving director.

35 Considering that shareholder discontent clearly relates to the director who received a greater than 50% against vote rather than the nominating chair, we review the severity of the issue(s) that initially raised shareholder concern as well as company responsiveness to such matters, and will only recommend voting against the nominating chair if a reasonable analysis suggests that it would be most appropriate. In rare cases, we will consider recommending against the nominating chair when a director receives a substantial (i.e., 25% or more) vote against based on the same analysis.

36 A committee responsible for risk management could be a dedicated risk committee, the audit committee, or the finance committee, depending on a given company’s board structure and method of disclosure. At some companies, the entire board is charged with risk management.

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Conflicts of Interest

We believe board members should be wholly free of identifiable and substantial conflicts of interest, regardless of the overall level of independent directors on the board. Accordingly, we recommend that shareholders vote against the following types of directors:

1.	A CFO who is on the board: In our view, the CFO holds a unique position relative to financial reporting and disclosure to shareholders. Due to the critical importance of financial disclosure and reporting, we believe the CFO should report to the board and not be a member of it.

2.	A director who is on an excessive number of boards: We will typically recommend voting against a director who serves as an executive officer of any public company while serving on more than two other public company boards and any other director who serves on more than six public company boards.[37] Academic literature suggests that one board takes up approximately 200 hours per year of each member’s time. We believe this limits the number of boards on which directors can effectively serve, especially executives at other companies.[38] Further, we note a recent study has shown that the average number of outside board seats held by CEOs of S&P 500 companies is 0.6, down from 0.7 in 2008 and 1.0 in 2003.[39]

3.	A director who provides — or a director who has an immediate family member who provides —material consulting or other material professional services to the company. These services may include legal, consulting, or financial services. We question the need for the company to have consulting relationships with its directors. We view such relationships as creating conflicts for directors, since they may be forced to weigh their own interests against shareholder interests when making board decisions. In addition, a company’s decisions regarding where to turn for the best professional services may be compromised when doing business with the professional services firm of one of the company’s directors.

4.	A director, or a director who has an immediate family member, engaging in airplane, real estate, or similar deals, including perquisite-type grants from the company, amounting to more than $50,000. Directors who receive these sorts of payments from the company will have to make unnecessarily complicated decisions that may pit their interests against shareholder interests.

5.	Interlocking directorships: CEOs or other top executives who serve on each other’s boards create an interlock that poses conflicts that should be avoided to ensure the promotion of shareholder interests above all else.[40]

6.	All board members who served at a time when a poison pill with a term of longer than one year was adopted without shareholder approval within the prior twelve months.[41] In the event a board is classified and shareholders are therefore unable to vote against all directors, we will recommend voting against the remaining directors the next year they are up for a shareholder vote. If a poison pill with a term of one year or less was adopted without shareholder approval, and without adequate justification, we will consider recommending that shareholders vote against all members of the governance committee. If the board has, without seeking shareholder approval, and without adequate justification, extended the term of a poison pill by one year or less in two consecutive years, we will consider recommending that shareholders vote against the entire board.

37 Glass Lewis will not recommend voting against the director at the company where he or she serves as an executive officer, only at the other public companies where he or she serves on the board.

38 Our guidelines are similar to the standards set forth by the NACD in its “Report of the NACD Blue Ribbon Commission on Director Professionalism,” 2001 Edition, pp. 14-15 (also cited approvingly by the Conference Board in its “Corporate Governance Best Practices: A Blueprint for the Post-Enron Era,” 2002, p. 17), which suggested that CEOs should not serve on more than 2 additional boards, persons with full-time work should not serve on more than 4 additional boards, and others should not serve on more than six boards.

39 Spencer Stuart Board Index, 2013, p. 6.

40 We do not apply a look-back period for this situation. The interlock policy applies to both public and private companies. We will also evaluate multiple board interlocks among non-insiders (i.e., multiple directors serving on the same boards at other companies), for evidence of a pattern of poor oversight.

41 Refer to Section V. Governance Structure and the Shareholder Franchise for further discussion of our policies regarding anti-takeover measures, including poison pills.

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Size of the Board of Directors

While we do not believe there is a universally applicable optimum board size, we do believe boards should have at least five directors to ensure sufficient diversity in decision-making and to enable the formation of key board committees with independent directors. Conversely, we believe that boards with more than 20 members will typically suffer under the weight of “too many cooks in the kitchen” and have difficulty reaching consensus and making timely decisions. Sometimes the presence of too many voices can make it difficult to draw on the wisdom and experience in the room by virtue of the need to limit the discussion so that each voice may be heard.

To that end, we typically recommend voting against the chairman of the nominating committee at a board with fewer than five directors. With boards consisting of more than 20 directors, we typically recommend voting against all members of the nominating committee (or the governance committee, in the absence of a nominating committee).42

CONTROLLED COMPANIES

We believe controlled companies warrant certain exceptions to our independence standards. The board’s function is to protect shareholder interests; however, when an individual, entity (or group of shareholders party to a formal agreement) owns more than 50% of the voting shares, the interests of the majority of shareholders are the interests of that entity or individual. Consequently, Glass Lewis does not apply our usual two-thirds board independence rule and therefore we will not recommend voting against boards whose composition reflects the makeup of the shareholder population.

Independence Exceptions

The independence exceptions that we make for controlled companies are as follows:

1.	We do not require that controlled companies have boards that are at least two-thirds independent. So long as the insiders and/or affiliates are connected with the controlling entity, we accept the presence of non-independent board members.

2.	The compensation committee and nominating and governance committees do not need to consist solely of independent directors.

•	We believe that standing nominating and corporate governance committees at controlled companies are unnecessary. Although having a committee charged with the duties of searching for, selecting, and nominating independent directors can be beneficial, the unique composition of a controlled company’s shareholder base makes such committees weak and irrelevant.

•	Likewise, we believe that independent compensation committees at controlled companies are unnecessary. Although independent directors are the best choice for approving and monitoring senior executives’ pay, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests. As such, we believe that having affiliated directors on a controlled company’s compensation committee is acceptable. However, given that a controlled company has certain obligations to minority shareholders we feel that an insider should not serve on the compensation committee. Therefore, Glass Lewis will recommend voting against any insider (the CEO or otherwise) serving on the compensation committee.

3.	Controlled companies do not need an independent chairman or an independent lead or presiding director. Although an independent director in a position of authority on the board –such as chairman or presiding director – can best carry out the board’s duties, controlled

42 The Conference Board, at p. 23 in its May 2003 report “Corporate Governance Best Practices, Id.,” quotes one of its roundtable participants as stating, “[w]hen you’ve got a 20 or 30 person corporate board, it’s one way of assuring that nothing is ever going to happen that the CEO doesn’t want to happen.”

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companies serve a unique shareholder population whose voting power ensures the protection of its interests.

Size of the Board of Directors

We have no board size requirements for controlled companies.

Audit Committee Independence

Despite a controlled company’s status, unlike for the other key committees, we nevertheless believe that audit committees should consist solely of independent directors. Regardless of a company’s controlled status, the interests of all shareholders must be protected by ensuring the integrity and accuracy of the company’s financial statements. Allowing affiliated directors to oversee the preparation of financial reports could create an insurmountable conflict of interest.

SIGNIFICANT SHAREHOLDERS

Where an individual or entity holds between 20-50% of a company’s voting power, we believe it is reasonable to allow proportional representation on the board and committees (excluding the audit committee) based on the individual or entity’s percentage of ownership.

EXCEPTIONS FOR RECENT IPOs

We believe companies that have recently completed an initial public offering (“IPO”) should be allowed adequate time to fully comply with marketplace listing requirements as well as to meet basic corporate governance standards. We believe a one-year grace period immediately following the date of a company’s IPO is sufficient time for most companies to comply with all relevant regulatory requirements and to meet such corporate governance standards. Except in egregious cases, Glass Lewis refrains from issuing voting recommendations on the basis of corporate governance best practices (e.g., board independence, committee membership and structure, meeting attendance, etc.) during the one-year period following an IPO.

However, two specific cases warrant strong shareholder action against the board of a company that completed an IPO within the past year:

1.	Adoption of an anti-takeover provision such as a poison pill or classified board: In cases where a board adopts an anti-takeover provision preceding an IPO, we will consider recommending to vote against the members of the board who served when it was adopted if the board: (i) did not also commit to submit the anti-takeover provision to a shareholder vote within 12 months of the IPO; or (ii) did not provide a sound rationale for adopting the anti-takeover provision (such as a sunset for the pill of three years or less). In our view, adopting such an anti-takeover device unfairly penalizes future shareholders who (except for electing to buy or sell the stock) are unable to weigh in on a matter that could potentially negatively impact their ownership interest. This notion is strengthened when a board adopts a classified board with an infinite duration or a poison pill with a five to ten year term immediately prior to having a public shareholder base so as to insulate management for a substantial amount of time while postponing and/or avoiding allowing public shareholders the ability to vote on the anti-takeover provision adoption. Such instances are indicative of boards that may subvert shareholders’ best interests following their IPO.

2.	Adoption of an exclusive forum provision or fee-shifting bylaw: Consistent with our general approach to boards that adopt exclusive forum provisions or fee-shifting bylaws without shareholder approval (refer to our discussion of nominating and governance committee performance in Section I of the guidelines), we believe shareholders should hold members of the governance committee responsible. In cases where a board adopts an exclusive forum provision for inclusion in a company’s charter or bylaws before the company’s IPO, we will recommend voting against the chairman of the governance committee, or, in the absence

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of such a committee, the chairman of the board, who served during the period of time when the provision was adopted. However given the even stronger impediment on shareholder legal recourse of a fee-shifting bylaw, in cases where a board adopts such a bylaw before the company’s IPO, we will recommend voting against the entire governance committee, or, in the absence of such a committee, the chairman of the board, who served during the period of time when the provision was adopted.

In addition, shareholders should also be wary of companies that adopt supermajority voting requirements before their IPO. Absent explicit provisions in the articles or bylaws stipulating that certain policies will be phased out over a certain period of time (e.g., a predetermined declassification of the board, a planned separation of the chairman and CEO, etc.) long-term shareholders could find themselves in the predicament of having to attain a supermajority vote to approve future proposals seeking to eliminate such policies.

DUAL-LISTED COMPANIES

For those companies whose shares trade on exchanges in multiple countries, and which may seek shareholder approval of proposals in accordance with varying exchange- and country-specific rules, we will apply the governance standards most relevant in each situation. We will consider a number of factors in determining which Glass Lewis country-specific policy to apply, including but not limited to: (i) the corporate governance structure and features of the company including whether the board structure is unique to a particular market; (ii) the nature of the proposals; (iii) the location of the company’s primary listing, if one can be determined; (iv) the regulatory/governance regime that the board is reporting against; and (v) the availability and completeness of the company’s SEC filings.

MUTUAL FUND BOARDS

Mutual funds, or investment companies, are structured differently from regular public companies (i.e., operating companies). Typically, members of a fund’s adviser are on the board and management takes on a different role from that of regular public companies. Thus, we focus on a short list of requirements, although many of our guidelines remain the same.

The following mutual fund policies are similar to the policies for regular public companies:

1.	Size of the board of directors: The board should be made up of between five and twenty directors.

2.	The CFO on the board: Neither the CFO of the fund nor the CFO of the fund’s registered investment adviser should serve on the board.

3.	Independence of the audit committee: The audit committee should consist solely of independent directors.

4.	Audit committee financial expert: At least one member of the audit committee should be designated as the audit committee financial expert.

The following differences from regular public companies apply at mutual funds:

1.	Independence of the board: We believe that three-fourths of an investment company’s board should be made up of independent directors. This is consistent with a proposed SEC rule on investment company boards. The Investment Company Act requires 40% of the board to be independent, but in 2001, the SEC amended the Exemptive Rules to require that a majority of a mutual fund board be independent. In 2005, the SEC proposed increasing the independence threshold to 75%. In 2006, a federal appeals court ordered that this rule amendment be put back out for public comment, putting it back into “proposed rule” status. Since mutual fund boards play a vital role in overseeing the relationship between the fund and its investment manager, there is greater need for independent oversight than there is for an operating company board.

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2.	When the auditor is not up for ratification: We do not recommend voting against the audit committee if the auditor is not up for ratification. Due to the different legal structure of an investment company compared to an operating company, the auditor for the investment company (i.e., mutual fund) does not conduct the same level of financial review for each investment company as for an operating company.

3.	Non-independent chairman: The SEC has proposed that the chairman of the fund board be independent. We agree that the roles of a mutual fund’s chairman and CEO should be separate. Although we believe this would be best at all companies, we recommend voting against the chairman of an investment company’s nominating committee as well as the chairman of the board if the chairman and CEO of a mutual fund are the same person and the fund does not have an independent lead or presiding director. Seven former SEC commissioners support the appointment of an independent chairman and we agree with them that “an independent board chairman would be better able to create conditions favoring the long-term interests of fund shareholders than would a chairman who is an executive of the adviser.” (See the comment letter sent to the SEC in support of the proposed rule at http://www.sec.gov/news/ studies/indchair.pdf)

4.	Multiple funds overseen by the same director: Unlike service on a public company board, mutual fund boards require much less of a time commitment. Mutual fund directors typically serve on dozens of other mutual fund boards, often within the same fund complex. The Investment Company Institute’s (“ICI”) Overview of Fund Governance Practices, 1994-2012, indicates that the average number of funds served by an independent director in 2012 was 53. Absent evidence that a specific director is hindered from being an effective board member at a fund due to service on other funds’ boards, we refrain from maintaining a cap on the number of outside mutual fund boards that we believe a director can serve on.

DECLASSIFIED BOARDS

Glass Lewis favors the repeal of staggered boards and the annual election of directors. We believe staggered boards are less accountable to shareholders than boards that are elected annually. Furthermore, we feel the annual election of directors encourages board members to focus on shareholder interests.

Empirical studies have shown: (i) staggered boards are associated with a reduction in a firm’s valuation; and (ii) in the context of hostile takeovers, staggered boards operate as a takeover defense, which entrenches management, discourages potential acquirers, and delivers a lower return to target shareholders.

In our view, there is no evidence to demonstrate that staggered boards improve shareholder returns in a takeover context. Some research has indicated that shareholders are worse off when a staggered board blocks a transaction; further, when a staggered board negotiates a friendly transaction, no statistically significant difference in premium occurs.43 Additional research found that charter-based staggered boards “reduce the market value of a firm by 4% to 6% of its market capitalization” and that “staggered boards bring about and not merely reflect this reduction in market value.”44 A subsequent study reaffirmed that classified boards reduce shareholder value, finding “that the ongoing process of dismantling staggered boards, encouraged by institutional investors, could well contribute to increasing shareholder wealth.”45

43 Lucian Bebchuk, John Coates IV, Guhan Subramanian, “The Powerful Antitakeover Force of Staggered Boards: Further Findings and a Reply to Symposium Participants,” 55 Stanford Law Review 885-917 (2002).

44 Lucian Bebchuk, Alma Cohen, “The Costs of Entrenched Boards” (2004).

45 Lucian Bebchuk, Alma Cohen and Charles C.Y. Wang, “Staggered Boards and the Wealth of Shareholders: Evidence from a Natural Experiment,” SSRN: http://ssrn.com/abstract=1706806 (2010), p. 26.

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Shareholders have increasingly come to agree with this view. In 2013, 91% of S&P 500 companies had declassified boards, up from approximately 40% a decade ago.46 Management proposals to declassify boards are approved with near unanimity and shareholder proposals on the topic also receive strong shareholder support; in 2014, shareholder proposals requesting that companies declassify their boards received average support of 84% (excluding abstentions and broker non-votes), whereas in 1987, only 16.4% of votes cast favored board declassification.47 Further, a growing number of companies, nearly half of all those targeted by shareholder proposals requesting that all directors stand for election annually, either recommended shareholders support the proposal or made no recommendation, a departure from the more traditional management recommendation to vote against shareholder proposals.

Given our belief that declassified boards promote director accountability, the empirical evidence suggesting staggered boards reduce a company’s value and the established shareholder opposition to such a structure, Glass Lewis supports the declassification of boards and the annual election of directors.

MANDATORY DIRECTOR TERM AND AGE LIMITS

Glass Lewis believes that director age and term limits typically are not in shareholders’ best interests. Too often age and term limits are used by boards as a crutch to remove board members who have served for an extended period of time. When used in that fashion, they are indicative of a board that has a difficult time making “tough decisions.”

Academic literature suggests that there is no evidence of a correlation between either length of tenure or age and director performance. On occasion, term limits can be used as a means to remove a director for boards that are unwilling to police their membership and to enforce turnover. Some shareholders support term limits as a way to force change when boards are unwilling to do so.

While we understand that age limits can be a way to force change where boards are unwilling to make changes on their own, the long-term impact of age limits restricts experienced and potentially valuable board members from service through an arbitrary means. Further, age limits unfairly imply that older (or, in rare cases, younger) directors cannot contribute to company oversight.

In our view, a director’s experience can be a valuable asset to shareholders because of the complex, critical issues that boards face. However, we support routine director evaluation, preferably performed independently by an external firm, and periodic board refreshment to foster the sharing of new perspectives in the boardroom and the generation of new ideas and business strategies. Further, we believe the board should evaluate the need for changes to board composition based on an analysis of skills and experience necessary for the company, as well as the results of an independent board evaluation, instead of relying on arbitrary age or tenure limits. When necessary, shareholders can address concerns regarding proper board composition through director elections.

We believe that shareholders are better off monitoring the board’s approach to corporate governance and the board’s stewardship of company performance rather than imposing inflexible rules that don’t necessarily correlate with returns or benefits for shareholders.

However, if a board adopts term/age limits, it should follow through and not waive such limits. If the board waives its term/age limits, Glass Lewis will consider recommending shareholders vote against the nominating and/or governance committees, unless the rule was waived with sufficient explanation, such as consummation of a corporate transaction like a merger.

46 Spencer Stuart Board Index, 2013, p. 4

47 Lucian Bebchuk, John Coates IV and Guhan Subramanian, “The Powerful Antitakeover Force of Staggered Boards: Theory, Evidence, and Policy”.

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PROXY ACCESS

In lieu of running their own contested election, proxy access would not only allow certain shareholders to nominate directors to company boards but the shareholder nominees would be included on the company’s ballot, significantly enhancing the ability of shareholders to play a meaningful role in selecting their representatives. Glass Lewis generally supports affording shareholders the right to nominate director candidates to management’s proxy as a means to ensure that significant, long-term shareholders have an ability to nominate candidates to the board.

Companies generally seek shareholder approval to amend company bylaws to adopt proxy access in response to shareholder engagement or pressure, usually in the form of a shareholder proposal requesting proxy access, although some companies may adopt some elements of proxy access without prompting. Glass Lewis considers several factors when evaluating whether to support proposals for companies to adopt proxy access including the specified minimum ownership and holding requirement for shareholders to nominate one or more directors, as well as company size, performance and responsiveness to shareholders.

For a discussion of recent regulatory events in this area, along with a detailed overview of the Glass Lewis approach to Shareholder Proposals regarding Proxy Access, refer to Glass Lewis’ Proxy Paper Guidelines for Shareholder Initiatives, available at www.glasslewis.com.

MAJORITY VOTE FOR THE ELECTION OF DIRECTORS

In stark contrast to the failure of shareholder access to gain acceptance, majority voting for the election of directors is fast becoming the de facto standard in corporate board elections. In our view, the majority voting proposals are an effort to make the case for shareholder impact on director elections on a company-specific basis.

While this proposal would not give shareholders the opportunity to nominate directors or lead to elections where shareholders have a choice among director candidates, if implemented, the proposal would allow shareholders to have a voice in determining whether the nominees proposed by the board should actually serve as the overseer-representatives of shareholders in the boardroom. We believe this would be a favorable outcome for shareholders.

During the first half of 2014, Glass Lewis tracked approximately 28 shareholder proposals seeking to require a majority vote to elect directors at annual meetings in the U.S. While this is roughly on par with what we have reviewed in each of the past several years, it is a sharp contrast to the 147 proposals tracked during all of 2006. This large drop in the number of proposals being submitted in recent years compared to 2006 is a result of many companies having already adopted some form of majority voting, including approximately 84% of companies in the S&P 500 Index, up from 56% in 2008.48

Investors are also increasingly supporting this measure. During the 2014 proxy season, shareholder proposals requesting that companies adopt a majority voting standard for director elections received, on average, 59% shareholder support (excluding abstentions and broker non-votes). Further, nearly half of these resolutions received majority shareholder support and a number of companies either recommended shareholders vote in favor of or did not make a recommendation for how shareholders should vote on these proposals.

THE PLURALITY VOTE STANDARD

Today, most US companies still elect directors by a plurality vote standard. Under that standard, if one shareholder holding only one share votes in favor of a nominee (including that director, if the director is a shareholder), that nominee “wins” the election and assumes a seat on the board. The common concern among companies with a plurality voting standard is the possibility that one or more directors would not receive a majority of votes, resulting in “failed elections.”

48 Spencer Stuart Board Index, 2013, p. 13

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ADVANTAGES OF A MAJORITY VOTE STANDARD

If a majority vote standard were implemented, a nominee would have to receive the support of a majority of the shares voted in order to be elected. Thus, shareholders could collectively vote to reject a director they believe will not pursue their best interests. Given that so few directors (less than 100 a year) do not receive majority support from shareholders, we think that a majority vote standard is reasonable since it will neither result in many failed director elections nor reduce the willingness of qualified, shareholder-focused directors to serve in the future. Further, most directors who fail to receive a majority shareholder vote in favor of their election do not step down, underscoring the need for true majority voting.

We believe that a majority vote standard will likely lead to more attentive directors. Although shareholders only rarely fail to support directors, the occasional majority vote against a director’s election will likely deter the election of directors with a record of ignoring shareholder interests. Glass Lewis will therefore generally support proposals calling for the election of directors by a majority vote, excepting contested director elections.

In response to the high level of support majority voting has garnered, many companies have voluntarily taken steps to implement majority voting or modified approaches to majority voting. These steps range from a modified approach requiring directors that receive a majority of withheld votes to resign (i.e., a resignation policy) to actually requiring a majority vote of outstanding shares to elect directors.

We feel that the modified approach does not go far enough because requiring a director to resign is not the same as requiring a majority vote to elect a director and does not allow shareholders a definitive voice in the election process. Further, under the modified approach, the corporate governance committee could reject a resignation and, even if it accepts the resignation, the corporate governance committee decides on the director’s replacement. And since the modified approach is usually adopted as a policy by the board or a board committee, it could be altered by the same board or committee at any time.

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II.	Transparency and Integrity in Financial Reporting

AUDITOR RATIFICATION

The auditor’s role as gatekeeper is crucial in ensuring the integrity and transparency of the financial information necessary for protecting shareholder value. Shareholders rely on the auditor to ask tough questions and to do a thorough analysis of a company’s books to ensure that the information provided to shareholders is complete, accurate, fair, and that it is a reasonable representation of a company’s financial position. The only way shareholders can make rational investment decisions is if the market is equipped with accurate information about a company’s fiscal health. As stated in the October 6, 2008 Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury:

“The auditor is expected to offer critical and objective judgment on the financial matters under consideration, and actual and perceived absence of conflicts is critical to that expectation. The Committee believes that auditors, investors, public companies, and other market participants must understand the independence requirements and their objectives, and that auditors must adopt a mindset of skepticism when facing situations that may compromise their independence.”

As such, shareholders should demand an objective, competent and diligent auditor who performs at or above professional standards at every company in which the investors hold an interest. Like directors, auditors should be free from conflicts of interest and should avoid situations requiring a choice between the auditor’s interests and the public’s interests. Almost without exception, shareholders should be able to annually review an auditor’s performance and to annually ratify a board’s auditor selection. Moreover, in October 2008, the Advisory Committee on the Auditing Profession went even further, and recommended that “to further enhance audit committee oversight and auditor accountability ... disclosure in the company proxy statement regarding shareholder ratification [should] include the name(s) of the senior auditing partner(s) staffed on the engagement.”49

On August 16, 2011, the PCAOB issued a Concept Release seeking public comment on ways that auditor independence, objectivity and professional skepticism could be enhanced, with a specific emphasis on mandatory audit firm rotation. The PCAOB convened several public roundtable meetings during 2012 to further discuss such matters. Glass Lewis believes auditor rotation can ensure both the independence of the auditor and the integrity of the audit; we will typically recommend supporting proposals to require auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years), particularly at companies with a history of accounting problems.

VOTING RECOMMENDATIONS ON AUDITOR RATIFICATION

We generally support management’s choice of auditor except when we believe the auditor’s independence or audit integrity has been compromised. Where a board has not allowed shareholders to review and ratify an auditor, we typically recommend voting against the audit committee chairman. When there have been material restatements of annual financial statements or material weaknesses in internal controls, we usually recommend voting against the entire audit committee.

Reasons why we may not recommend ratification of an auditor include:

1.	When audit fees plus audit-related fees total less than the tax fees and/or other non-audit fees.

2.	Recent material restatements of annual financial statements, including those resulting in the

49 “Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury.” p. VIII:20, October 6, 2008.

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reporting of material weaknesses in internal controls and including late filings by the company where the auditor bears some responsibility for the restatement or late filing.[50]

3.	When the auditor performs prohibited services such as tax-shelter work, tax services for the CEO or CFO, or contingent-fee work, such as a fee based on a percentage of economic benefit to the company.

4.	When audit fees are excessively low, especially when compared with other companies in the same industry.

5.	When the company has aggressive accounting policies.

6.	When the company has poor disclosure or lack of transparency in its financial statements.

7.	Where the auditor limited its liability through its contract with the company or the audit contract requires the corporation to use alternative dispute resolution procedures without adequate justification.

8.	We also look for other relationships or concerns with the auditor that might suggest a conflict between the auditor’s interests and shareholder interests.

PENSION ACCOUNTING ISSUES

A pension accounting question occasionally raised in proxy proposals is what effect, if any, projected returns on employee pension assets should have on a company’s net income. This issue often arises in the executive-compensation context in a discussion of the extent to which pension accounting should be reflected in business performance for purposes of calculating payments to executives.

Glass Lewis believes that pension credits should not be included in measuring income that is used to award performance-based compensation. Because many of the assumptions used in accounting for retirement plans are subject to the company’s discretion, management would have an obvious conflict of interest if pay were tied to pension income. In our view, projected income from pensions does not truly reflect a company’s performance.

50 An auditor does not audit interim financial statements. Thus, we generally do not believe that an auditor should be opposed due to a restatement of interim financial statements unless the nature of the misstatement is clear from a reading of the incorrect financial statements.

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III.	The Link Between Compensation and Performance

Glass Lewis carefully reviews the compensation awarded to senior executives, as we believe that this is an important area in which the board’s priorities are revealed. Glass Lewis strongly believes executive compensation should be linked directly with the performance of the business the executive is charged with managing. We believe the most effective compensation arrangements provide for an appropriate mix of performance-based short- and long-term incentives in addition to fixed pay elements while promoting a prudent and sustainable level of risk-taking.

Glass Lewis believes that comprehensive, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which pay is aligned with company performance. When reviewing proxy materials, Glass Lewis examines whether the company discloses the performance metrics used to determine executive compensation. We recognize performance metrics must necessarily vary depending on the company and industry, among other factors, and may include a wide variety of financial measures as well as industry-specific performance indicators. However, we believe companies should disclose why the specific performance metrics were selected and how the actions they are designed to incentivize will lead to better corporate performance.

Moreover, it is rarely in shareholders’ interests to disclose competitive data about individual salaries below the senior executive level. Such disclosure could create internal personnel discord that would be counterproductive for the company and its shareholders. While we favor full disclosure for senior executives and we view pay disclosure at the aggregate level (e.g., the number of employees being paid over a certain amount or in certain categories) as potentially useful, we do not believe shareholders need or will benefit from detailed reports about individual management employees other than the most senior executives.

ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY”)

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) required companies to hold an advisory vote on executive compensation at the first shareholder meeting that occurs six months after enactment of the bill (January 21, 2011).

This practice of allowing shareholders a non-binding vote on a company’s compensation report is standard practice in many non-US countries, and has been a requirement for most companies in the United Kingdom since 2003 and in Australia since 2005. Although say-on-pay proposals are non-binding, a high level of “against” or “abstain” votes indicates substantial shareholder concern about a company’s compensation policies and procedures.

Given the complexity of most companies’ compensation programs, Glass Lewis applies a highly nuanced approach when analyzing advisory votes on executive compensation. We review each company’s compensation on a case-by-case basis, recognizing that each company must be examined in the context of industry, size, maturity, performance, financial condition, its historic pay for performance practices, and any other relevant internal or external factors.

We believe that each company should design and apply specific compensation policies and practices that are appropriate to the circumstances of the company and, in particular, will attract and retain competent executives and other staff, while motivating them to grow the company’s long-term shareholder value.

Where we find those specific policies and practices serve to reasonably align compensation with performance, and such practices are adequately disclosed, Glass Lewis will recommend supporting

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the company’s approach. If, however, those specific policies and practices fail to demonstrably link compensation with performance, Glass Lewis will generally recommend voting against the say-on-pay proposal.

Glass Lewis reviews say-on-pay proposals on both a qualitative basis and a quantitative basis, with a focus on several main areas:

•	The overall design and structure of the company’s executive compensation programs including selection and challenging nature of performance metrics;

•	The implementation and effectiveness of the company’s executive compensation programs including pay mix and use of performance metrics in determining pay levels;

•	The quality and content of the company’s disclosure;

•	The quantum paid to executives; and

•	The link between compensation and performance as indicated by the company’s current and past pay-for-performance grades.

We also review any significant changes or modifications, and rationale for such changes, made to the company’s compensation structure or award amounts, including base salaries.

SAY-ON-PAY VOTING RECOMMENDATIONS

In cases where we find deficiencies in a company’s compensation program’s design, implementation or management, we will recommend that shareholders vote against the say-on-pay proposal. Generally such instances include evidence of a pattern of poor pay-for-performance practices (i.e., deficient or failing pay for performance grades), unclear or questionable disclosure regarding the overall compensation structure (e.g., limited information regarding benchmarking processes, limited rationale for bonus performance metrics and targets, etc.), questionable adjustments to certain aspects of the overall compensation structure (e.g., limited rationale for significant changes to performance targets or metrics, the payout of guaranteed bonuses or sizable retention grants, etc.), and/or other egregious compensation practices.

Although not an exhaustive list, the following issues when weighed together may cause Glass Lewis to recommend voting against a say-on-pay vote:

•	Inappropriate peer group and/or benchmarking issues;

•	Inadequate or no rationale for changes to peer groups;

•	Egregious or excessive bonuses, equity awards or severance payments, including golden handshakes and golden parachutes;

•	Problematic contractual payments, such as guaranteed bonuses;

•	Targeting overall levels of compensation at higher than median without adequate justification;

•	Performance targets not sufficiently challenging, and/or providing for high potential payouts;

•	Performance targets lowered without justification;

•	Discretionary bonuses paid when short- or long-term incentive plan targets were not met;

•	Executive pay high relative to peers not justified by outstanding company performance; and

•	The terms of the long-term incentive plans are inappropriate (please see “Long-Term Incentives” on page 29).

In instances where a company has simply failed to provide sufficient disclosure of its policies, we may recommend shareholders vote against this proposal solely on this basis, regardless of the appropriateness of compensation levels.

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COMPANY RESPONSIVENESS

At companies that received a significant level of shareholder opposition (25% or greater) to their say-on-pay proposal at the previous annual meeting, we believe the board should demonstrate some level of engagement and responsiveness to the shareholder concerns behind the discontent, particularly in response to shareholder engagement. While we recognize that sweeping changes cannot be made to a compensation program without due consideration and that a majority of shareholders voted in favor of the proposal, given that the average approval rate for say-on-pay proposals is about 90% we believe the compensation committee should provide some level of response to a significant vote against, including engaging with large shareholders to identify their concerns. In the absence of any evidence that the board is actively engaging shareholders on these issues and responding accordingly, we may recommend holding compensation committee members accountable for failing to adequately respond to shareholder opposition, giving careful consideration to the level of shareholder protest and the severity and history of compensation problems.

Where we identify egregious compensation practices, we may also recommend voting against the compensation committee based on the practices or actions of its members during the year. Such practices may include: approving large one-off payments, the inappropriate, unjustified use of discretion, or sustained poor pay for performance practices.

PAY FOR PERFORMANCE

Glass Lewis believes an integral part of a well-structured compensation package is a successful link between pay and performance. Our proprietary pay-for-performance model was developed to better evaluate the link between pay and performance of the top five executives at US companies. Our model benchmarks these executives’ pay and company performance against peers selected using Equilar’s market-based peer groups and across five performance metrics. By measuring the magnitude of the gap between two weighted-average percentile rankings (executive compensation and performance), we grade companies based on a school letter system: “A”, “B”, “F”, etc. The grades guide our evaluation of compensation committee effectiveness and we generally recommend voting against compensation committee of companies with a pattern of failing our pay-for-performance analysis.

We also use this analysis to inform our voting decisions on say-on-pay proposals. As such, if a company receives a failing grade from our proprietary model, we are more likely to recommend that shareholders vote against the say-on-pay proposal. However, other qualitative factors such as an effective overall incentive structure, the relevance of selected performance metrics, significant forthcoming enhancements or reasonable long-term payout levels may give us cause to recommend in favor of a proposal even when we have identified a disconnect between pay and performance.

SHORT-TERM INCENTIVES

A short-term bonus or incentive (“STI”) should be demonstrably tied to performance. Whenever possible, we believe a mix of corporate and individual performance measures is appropriate. We would normally expect performance measures for STIs to be based on company-wide or divisional financial measures as well as non-financial factors such as those related to safety, environmental issues, and customer satisfaction. While we recognize that companies operating in different sectors or markets may seek to utilize a wide range of metrics, we expect such measures to be appropriately tied to a company’s business drivers.

Further, the target and potential maximum awards that can be achieved under STI awards should be disclosed. Shareholders should expect stretching performance targets for the maximum award to be achieved. Any increase in the potential maximum award should be clearly justified to shareholders.

Glass Lewis recognizes that disclosure of some measures may include commercially confidential information. Therefore, we believe it may be reasonable to exclude such information in some cases as long as the company provides sufficient justification for non-disclosure. However, where a short-term

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bonus has been paid, companies should disclose the extent to which performance has been achieved against relevant targets, including disclosure of the actual target achieved.

Where management has received significant STIs but short-term performance over the previous year prima facie appears to be poor or negative, we believe the company should provide a clear explanation of why these significant short-term payments were made.

LONG-TERM INCENTIVES

Glass Lewis recognizes the value of equity-based incentive programs, which are often the primary long-term incentive for executives. When used appropriately, they can provide a vehicle for linking an executive’s pay to company performance, thereby aligning their interests with those of shareholders. In addition, equity-based compensation can be an effective way to attract, retain and motivate key employees.

There are certain elements that Glass Lewis believes are common to most well-structured long-term incentive (“LTI”) plans. These include:

•	No re-testing or lowering of performance conditions;

•	Performance metrics that cannot be easily manipulated by management;

•	Two or more performance metrics;

•	At least one relative performance metric that compares the company’s performance to a relevant peer group or index;

•	Performance periods of at least three years;

•	Stretching metrics that incentivize executives to strive for outstanding performance while not encouraging excessive risk-taking; and

•	Individual limits expressed as a percentage of base salary.

Performance measures should be carefully selected and should relate to the specific business/industry in which the company operates and, especially, the key value drivers of the company’s business.

While cognizant of the inherent complexity of certain performance metrics, Glass Lewis generally believes that measuring a company’s performance with multiple metrics serves to provide a more complete picture of the company’s performance than a single metric; further, reliance on just one metric may focus too much management attention on a single target and is therefore more susceptible to manipulation. When utilized for relative measurements, external benchmarks such as a sector index or peer group should be disclosed and transparent. The rationale behind the selection of a specific index or peer group should also be disclosed. Internal benchmarks should also be disclosed and transparent, unless a cogent case for confidentiality is made and fully explained.

We also believe shareholders should evaluate the relative success of a company’s compensation programs, particularly with regard to existing equity-based incentive plans, in linking pay and performance when evaluating new LTI plans to determine the impact of additional stock awards. We will therefore review the company’s pay-for-performance grade (see below for more information) and specifically the proportion of total compensation that is stock-based.

ONE-OFF AWARDS

Glass Lewis believes shareholders should generally be wary of awards granted outside of the standard incentive schemes outlined above, as such awards have the potential to undermine the integrity of a company’s regular incentive plans, the link between pay and performance or both. We generally believe that if the existing incentive programs fail to provide adequate incentives to executives, companies should redesign their compensation programs rather than make additional grants.

However, we recognize that in certain circumstances, additional incentives may be appropriate. In these cases, companies should provide a thorough description of the awards, including a cogent and

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convincing explanation of their necessity and why existing awards do not provide sufficient motivation. Further, such awards should be tied to future service and performance whenever possible.

Additionally, we believe companies making supplemental awards should also describe if and how the regular compensation arrangements will be affected by these supplemental awards. In reviewing a company’s use of supplemental awards, Glass Lewis will review the terms and size of the grants in the context of the company’s overall incentive strategy and granting practices, as well as the current operating environment.

RECOUPMENT PROVISIONS (“CLAWBACKS”)

We believe it is prudent for boards to adopt detailed and stringent bonus recoupment policies to prevent executives from retaining performance-based awards that were not truly earned. We believe such “clawback” policies should be triggered in the event of a restatement of financial results or similar revision of performance indicators upon which bonuses were based. Such policies would allow the board to review all performance-related bonuses and awards made to senior executives during the period covered by a restatement and would, to the extent feasible, allow the company to recoup such bonuses in the event that performance goals were not actually achieved. We further believe clawback policies should be subject to only limited discretion to ensure the integrity of such policies.

Section 954 of the Dodd-Frank Act requires the SEC to create a rule requiring listed companies to adopt policies for recouping certain compensation during a three-year look-back period. The rule applies to incentive-based compensation paid to current or former executives if the company is required to prepare an accounting restatement due to erroneous data resulting from material non-compliance with any financial reporting requirements under the securities laws. However, the SEC has yet to finalize the relevant rules.

These recoupment provisions are more stringent than under Section 304 of the Sarbanes-Oxley Act in three respects: (i) the provisions extend to current or former executive officers rather than only to the CEO and CFO; (ii) it has a three-year look-back period (rather than a twelve-month look-back period); and (iii) it allows for recovery of compensation based upon a financial restatement due to erroneous data, and therefore does not require misconduct on the part of the executive or other employees.

HEDGING OF STOCK

Glass Lewis believes that the hedging of shares by executives in the shares of the companies where they are employed severs the alignment of interests of the executive with shareholders. We believe companies should adopt strict policies to prohibit executives from hedging the economic risk associated with their shareownership in the company.

PLEDGING OF STOCK

Glass Lewis believes that shareholders should examine the facts and circumstances of each company rather than apply a one-size-fits-all policy regarding employee stock pledging. Glass Lewis believes that shareholders benefit when employees, particularly senior executives have “skin-in-the-game” and therefore recognizes the benefits of measures designed to encourage employees to both buy shares out of their own pocket and to retain shares they have been granted; blanket policies prohibiting stock pledging may discourage executives and employees from doing either.

However, we also recognize that the pledging of shares can present a risk that, depending on a host of factors, an executive with significant pledged shares and limited other assets may have an incentive to take steps to avoid a forced sale of shares in the face of a rapid stock price decline. Therefore, to avoid substantial losses from a forced sale to meet the terms of the loan, the executive may have an incentive to boost the stock price in the short term in a manner that is unsustainable, thus hurting shareholders in the long-term. We also recognize concerns regarding pledging may not apply to less senior employees, given the latter group’s significantly more limited influence over a company’s stock

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price. Therefore, we believe that the issue of pledging shares should be reviewed in that context, as should polices that distinguish between the two groups.

Glass Lewis believes that the benefits of stock ownership by executives and employees may outweigh the risks of stock pledging, depending on many factors. As such, Glass Lewis reviews all relevant factors in evaluating proposed policies, limitations and prohibitions on pledging stock, including:

•	The number of shares pledged;

•	The percentage executives’ pledged shares are of outstanding shares;

•	The percentage executives’ pledged shares are of each executive’s shares and total assets;

•	Whether the pledged shares were purchased by the employee or granted by the company;

•	Whether there are different policies for purchased and granted shares;

•	Whether the granted shares were time-based or performance-based;

•	The overall governance profile of the company;

•	The volatility of the company’s stock (in order to determine the likelihood of a sudden stock price drop);

•	The nature and cyclicality, if applicable, of the company’s industry;

•	The participation and eligibility of executives and employees in pledging;

•	The company’s current policies regarding pledging and any waiver from these policies for employees and executives; and

•	Disclosure of the extent of any pledging, particularly among senior executives.

COMPENSATION CONSULTANT INDEPENDENCE

As mandated by Section 952 of the Dodd-Frank Act, as of January 11, 2013, the SEC approved new listing requirements for both the NYSE and NASDAQ which require compensation committees to consider six factors in assessing compensation advisor independence. These factors include: (1) provision of other services to the company; (2) fees paid by the company as a percentage of the advisor’s total annual revenue; (3) policies and procedures of the advisor to mitigate conflicts of interests; (4) any business or personal relationships of the consultant with any member of the compensation committee; (5) any company stock held by the consultant; and (6) any business or personal relationships of the consultant with any executive officer of the company. According to the SEC, “no one factor should be viewed as a determinative factor.” Glass Lewis believes this six-factor assessment is an important process for every compensation committee to undertake but believes companies employing a consultant for board compensation, consulting and other corporate services should provide clear disclosure beyond just a reference to examining the six points to allow shareholders to review the specific aspects of the various consultant relationships.

We believe compensation consultants are engaged to provide objective, disinterested, expert advice to the compensation committee. When the consultant or its affiliates receive substantial income from providing other services to the company, we believe the potential for a conflict of interest arises and the independence of the consultant may be jeopardized. Therefore, Glass Lewis will, when relevant, note the potential for a conflict of interest when the fees paid to the advisor or its affiliates for other services exceeds those paid for compensation consulting.

FREQUENCY OF SAY-ON-PAY

The Dodd-Frank Act also requires companies to allow shareholders a non-binding vote on the frequency of say-on-pay votes, i.e. every one, two or three years. Additionally, Dodd-Frank requires companies to hold such votes on the frequency of say-on-pay votes at least once every six years.

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We believe companies should submit say-on-pay votes to shareholders every year. We believe that the time and financial burdens to a company with regard to an annual vote are relatively small and incremental and are outweighed by the benefits to shareholders through more frequent accountability. Implementing biannual or triennial votes on executive compensation limits shareholders’ ability to hold the board accountable for its compensation practices through means other than voting against the compensation committee. Unless a company provides a compelling rationale or unique circumstances for say-on-pay votes less frequent than annually, we will generally recommend that shareholders support annual votes on compensation.

VOTE ON GOLDEN PARACHUTE ARRANGEMENTS

The Dodd-Frank Act also requires companies to provide shareholders with a separate non-binding vote on approval of golden parachute compensation arrangements in connection with certain change-in-control transactions. However, if the golden parachute arrangements have previously been subject to a say-on-pay vote which shareholders approved, then this required vote is waived.

Glass Lewis believes the narrative and tabular disclosure of golden parachute arrangements benefits all shareholders. Glass Lewis analyzes each golden parachute arrangement on a case-by-case basis, taking into account, among other items: the nature of the change-in-control transaction, the ultimate value of the payments particularly compared to the value of the transaction, the tenure and position of the executives in question before and after the transaction, any new or amended employment agreements entered into in connection with the transaction, and the type of triggers involved (i.e., single vs. double).

EQUITY-BASED COMPENSATION PLAN PROPOSALS

We believe that equity compensation awards, when not abused, are useful for retaining employees and providing an incentive for them to act in a way that will improve company performance. Glass Lewis evaluates equity-based compensation plans using a detailed model and analytical review.

Equity-based compensation programs have important differences from cash compensation plans and bonus programs. Accordingly, our model and analysis takes into account factors such as plan administration, the method and terms of exercise, repricing history, express or implied rights to reprice, and the presence of evergreen provisions.

Our analysis is primarily quantitative and focused on the plan’s cost as compared with the business’s operating metrics. We run twenty different analyses, comparing the program with absolute limits we believe are key to equity value creation and with a carefully chosen peer group. In general, our model seeks to determine whether the proposed plan is either absolutely excessive or is more than one standard deviation away from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company’s financial performance. Each of the twenty analyses (and their constituent parts) is weighted and the plan is scored in accordance with that weight.

In our analysis, we compare the program’s expected annual expense with the business’s operating metrics to help determine whether the plan is excessive in light of company performance. We also compare the plan’s expected annual cost to the enterprise value of the firm rather than to market capitalization because the employees, managers and directors of the firm contribute to the creation of enterprise value but not necessarily market capitalization (the biggest difference is seen where cash represents the vast majority of market capitalization). Finally, we do not rely exclusively on relative comparisons with averages because, in addition to creeping averages serving to inflate compensation, we believe that some absolute limits are warranted.

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We evaluate equity plans based on certain overarching principles:

•	Companies should seek more shares only when needed;

•	Requested share amounts should be small enough that companies seek shareholder approval every three to four years (or more frequently);

•	If a plan is relatively expensive, it should not grant options solely to senior executives and board members;

•	Annual net share count and voting power dilution should be limited;

•	Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and should be in line with the peer group;

•	The expected annual cost of the plan should be proportional to the business’s value;

•	The intrinsic value that option grantees received in the past should be reasonable compared with the business’s financial results;

•	Plans should deliver value on a per-employee basis when compared with programs at peer companies;

•	Plans should not permit re-pricing of stock options;

•	Plans should not contain excessively liberal administrative or payment terms;

•	Plans should not count shares in ways that understate the potential dilution, or cost, to common shareholders. This refers to “inverse” full-value award multipliers;

•	Selected performance metrics should be challenging and appropriate, and should be subject to relative performance measurements; and

•	Stock grants should be subject to minimum vesting and/or holding periods sufficient to ensure sustainable performance and promote retention.

OPTION EXCHANGES

Glass Lewis views option repricing plans and option exchange programs with great skepticism. Shareholders have substantial risk in owning stock and we believe that the employees, officers, and directors who receive stock options should be similarly situated to align their interests with shareholder interests.

We are concerned that option grantees who believe they will be “rescued” from underwater options will be more inclined to take unjustifiable risks. Moreover, a predictable pattern of repricing or exchanges substantially alters a stock option’s value because options that will practically never expire deeply out of the money are worth far more than options that carry a risk of expiration.

In short, repricings and option exchange programs change the bargain between shareholders and employees after the bargain has been struck.

There is one circumstance in which a repricing or option exchange program may be acceptable: if macroeconomic or industry trends, rather than specific company issues, cause a stock’s value to decline dramatically and the repricing is necessary to motivate and retain employees. In this circumstance, we think it fair to conclude that option grantees may be suffering from a risk that was not foreseeable when the original “bargain” was struck. In such a circumstance, we will recommend supporting a repricing only if the following conditions are true:

•	Officers and board members cannot participate in the program;

•	The stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude;

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•	The exchange is value-neutral or value-creative to shareholders using very conservative assumptions and with a recognition of the adverse selection problems inherent in voluntary programs; and

•	Management and the board make a cogent case for needing to motivate and retain existing employees, such as being in a competitive employment market.

OPTION BACKDATING, SPRING-LOADING AND BULLET-DODGING

Glass Lewis views option backdating, and the related practices of spring-loading and bullet-dodging, as egregious actions that warrant holding the appropriate management and board members responsible. These practices are similar to re-pricing options and eliminate much of the downside risk inherent in an option grant that is designed to induce recipients to maximize shareholder return.

Backdating an option is the act of changing an option’s grant date from the actual grant date to an earlier date when the market price of the underlying stock was lower, resulting in a lower exercise price for the option. Since 2006, Glass Lewis has identified over 270 companies that have disclosed internal or government investigations into their past stock-option grants.

Spring-loading is granting stock options while in possession of material, positive information that has not been disclosed publicly. Bullet-dodging is delaying the grants of stock options until after the release of material, negative information. This can allow option grants to be made at a lower price either before the release of positive news or following the release of negative news, assuming the stock’s price will move up or down in response to the information. This raises a concern similar to that of insider trading, or the trading on material non-public information.

The exercise price for an option is determined on the day of grant, providing the recipient with the same market risk as an investor who bought shares on that date. However, where options were backdated, the executive or the board (or the compensation committee) changed the grant date retroactively. The new date may be at or near the lowest price for the year or period. This would be like allowing an investor to look back and select the lowest price of the year at which to buy shares.

A 2006 study of option grants made between 1996 and 2005 at 8,000 companies found that option backdating can be an indication of poor internal controls. The study found that option backdating was more likely to occur at companies without a majority independent board and with a long-serving CEO; both factors, the study concluded, were associated with greater CEO influence on the company’s compensation and governance practices.51

Where a company granted backdated options to an executive who is also a director, Glass Lewis will recommend voting against that executive/director, regardless of who decided to make the award. In addition, Glass Lewis will recommend voting against those directors who either approved or allowed the backdating. Glass Lewis feels that executives and directors who either benefited from backdated options or authorized the practice have breached their fiduciary responsibility to shareholders.

Given the severe tax and legal liabilities to the company from backdating, Glass Lewis will consider recommending voting against members of the audit committee who served when options were backdated, a restatement occurs, material weaknesses in internal controls exist and disclosures indicate there was a lack of documentation. These committee members failed in their responsibility to ensure the integrity of the company’s financial reports.

When a company has engaged in spring-loading or bullet-dodging, Glass Lewis will consider recommending voting against the compensation committee members where there has been a pattern of granting options at or near historic lows. Glass Lewis will also recommend voting against executives serving on the board who benefited from the spring-loading or bullet-dodging.

51 Lucian Bebchuk, Yaniv Grinstein and Urs Peyer. “LUCKY CEOs.” November, 2006.

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DIRECTOR COMPENSATION PLANS

Glass Lewis believes that non-employee directors should receive reasonable and appropriate compensation for the time and effort they spend serving on the board and its committees. However, a balance is required. Fees should be competitive in order to retain and attract qualified individuals, but excessive fees represent a financial cost to the company and potentially compromise the objectivity and independence of non-employee directors. We will consider recommending supporting compensation plans that include option grants or other equity-based awards that help to align the interests of outside directors with those of shareholders. However, equity grants to directors should not be performance-based to ensure directors are not incentivized in the same manner as executives but rather serve as a check on imprudent risk-taking in executive compensation plan design.

Glass Lewis uses a proprietary model and analyst review to evaluate the costs of equity plans compared to the plans of peer companies with similar market capitalizations. We use the results of this model to guide our voting recommendations on stock-based director compensation plans.

EMPLOYEE STOCK PURCHASE PLANS

Glass Lewis believes that employee stock purchase plans (“ESPPs”) can provide employees with a sense of ownership in their company and help strengthen the alignment between the interests of employees and shareholders. We use a quantitative model to estimate the cost of the plan by measuring the expected discount, purchase period, expected purchase activity (if previous activity has been disclosed) and whether the plan has a “lookback” feature, and then compare this cost to ESPPs at similar companies. Except for the most extreme cases, Glass Lewis will generally support these plans given the regulatory purchase limit of $25,000 per employee per year, which we believe is reasonable. We also look at the number of shares requested to see if a ESPP will significantly contribute to overall shareholder dilution or if shareholders will not have a chance to approve the program for an excessive period of time. As such, we will generally recommend against ESPPs that contain “evergreen” provisions that automatically increase the number of shares available under the ESPP each year.

EXECUTIVE COMPENSATION TAX DEDUCTIBILITY
(IRS 162(M) COMPLIANCE)

Section 162(m) of the Internal Revenue Code allows companies to deduct compensation in excess of $1 million for the CEO and the next three most highly compensated executive officers, excluding the CFO, if the compensation is performance-based and is paid under shareholder-approved plans. Companies therefore submit incentive plans for shareholder approval to take of advantage of the tax deductibility afforded under 162(m) for certain types of compensation.

We believe the best practice for companies is to provide robust disclosure to shareholders so that they can make fully-informed judgments about the reasonableness of the proposed compensation plan. To allow for meaningful shareholder review, we prefer that disclosure should include specific performance metrics, a maximum award pool, and a maximum award amount per employee. We also believe it is important to analyze the estimated grants to see if they are reasonable and in line with the company’s peers.

We typically recommend voting against a 162(m) proposal where: (i) a company fails to provide at least a list of performance targets; (ii) a company fails to provide one of either a total maximum or an individual maximum; or (iii) the proposed plan or individual maximum award limit is excessive when compared with the plans of the company’s peers.

The company’s record of aligning pay with performance (as evaluated using our proprietary pay-for-performance model) also plays a role in our recommendation. Where a company has a record of setting reasonable pay relative to business performance, we generally recommend voting in favor of a

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plan even if the plan caps seem large relative to peers because we recognize the value in special pay arrangements for continued exceptional performance.

As with all other issues we review, our goal is to provide consistent but contextual advice given the specifics of the company and ongoing performance. Overall, we recognize that it is generally not in shareholders’ best interests to vote against such a plan and forgo the potential tax benefit since shareholder rejection of such plans will not curtail the awards; it will only prevent the tax deduction associated with them.

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IV.	Governance Structure and the Shareholder Franchise

ANTI-TAKEOVER MEASURES

POISON PILLS (SHAREHOLDER RIGHTS PLANS)

Glass Lewis believes that poison pill plans are not generally in shareholders’ best interests. They can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. Typically we recommend that shareholders vote against these plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, especially those at a premium.

We believe boards should be given wide latitude in directing company activities and in charting the company’s course. However, on an issue such as this, where the link between the shareholders’ financial interests and their right to consider and accept buyout offers is substantial, we believe that shareholders should be allowed to vote on whether they support such a plan’s implementation. This issue is different from other matters that are typically left to board discretion. Its potential impact on and relation to shareholders is direct and substantial. It is also an issue in which management interests may be different from those of shareholders; thus, ensuring that shareholders have a voice is the only way to safeguard their interests.

In certain circumstances, we will support a poison pill that is limited in scope to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable qualifying offer clause. We will consider supporting a poison pill plan if the qualifying offer clause includes each of the following attributes:

•	The form of offer is not required to be an all-cash transaction;

•	The offer is not required to remain open for more than 90 business days;

•	The offeror is permitted to amend the offer, reduce the offer, or otherwise change the terms;

•	There is no fairness opinion requirement; and

•	There is a low to no premium requirement.

Where these requirements are met, we typically feel comfortable that shareholders will have the opportunity to voice their opinion on any legitimate offer.

NOL POISON PILLS

Similarly, Glass Lewis may consider supporting a limited poison pill in the event that a company seeks shareholder approval of a rights plan for the express purpose of preserving Net Operating Losses (NOLs). While companies with NOLs can generally carry these losses forward to offset future taxable income, Section 382 of the Internal Revenue Code limits companies’ ability to use NOLs in the event of a “change of ownership.”52 In this case, a company may adopt or amend a poison pill (“NOL pill”) in order to prevent an inadvertent change of ownership by multiple investors purchasing small chunks of stock at the same time, and thereby preserve the ability to carry the NOLs forward. Often such NOL pills have trigger thresholds much lower than the common 15% or 20% thresholds, with some NOL pill triggers as low as 5%.

52 Section 382 of the Internal Revenue Code refers to a “change of ownership” of more than 50 percentage points by one or more 5% shareholders within a three-year period. The statute is intended to deter the “trafficking” of net operating losses.

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Glass Lewis evaluates NOL pills on a strictly case-by-case basis taking into consideration, among other factors, the value of the NOLs to the company, the likelihood of a change of ownership based on the size of the holding and the nature of the larger shareholders, the trigger threshold and whether the term of the plan is limited in duration (i.e., whether it contains a reasonable “sunset” provision) or is subject to periodic board review and/or shareholder ratification. However, we will recommend that shareholders vote against a proposal to adopt or amend a pill to include NOL protective provisions if the company has adopted a more narrowly tailored means of preventing a change in control to preserve its NOLs. For example, a company may limit share transfers in its charter to prevent a change of ownership from occurring.

Furthermore, we believe that shareholders should be offered the opportunity to vote on any adoption or renewal of a NOL pill regardless of any potential tax benefit that it offers a company. As such, we will consider recommending voting against those members of the board who served at the time when an NOL pill was adopted without shareholder approval within the prior twelve months and where the NOL pill is not subject to shareholder ratification.

FAIR PRICE PROVISIONS

Fair price provisions, which are rare, require that certain minimum price and procedural requirements be observed by any party that acquires more than a specified percentage of a corporation’s common stock. The provision is intended to protect minority shareholder value when an acquirer seeks to accomplish a merger or other transaction which would eliminate or change the interests of the minority stockholders. The provision is generally applied against the acquirer unless the takeover is approved by a majority of “continuing directors” and holders of a majority, in some cases a supermajority as high as 80%, of the combined voting power of all stock entitled to vote to alter, amend, or repeal the above provisions.

The effect of a fair price provision is to require approval of any merger or business combination with an “interested stockholder” by 51% of the voting stock of the company, excluding the shares held by the interested stockholder. An interested stockholder is generally considered to be a holder of 10% or more of the company’s outstanding stock, but the trigger can vary.

Generally, provisions are put in place for the ostensible purpose of preventing a back-end merger where the interested stockholder would be able to pay a lower price for the remaining shares of the company than he or she paid to gain control. The effect of a fair price provision on shareholders, however, is to limit their ability to gain a premium for their shares through a partial tender offer or open market acquisition which typically raise the share price, often significantly. A fair price provision discourages such transactions because of the potential costs of seeking shareholder approval and because of the restrictions on purchase price for completing a merger or other transaction at a later time.

Glass Lewis believes that fair price provisions, while sometimes protecting shareholders from abuse in a takeover situation, more often act as an impediment to takeovers, potentially limiting gains to shareholders from a variety of transactions that could significantly increase share price. In some cases, even the independent directors of the board cannot make exceptions when such exceptions may be in the best interests of shareholders. Given the existence of state law protections for minority shareholders such as Section 203 of the Delaware Corporations Code, we believe it is in the best interests of shareholders to remove fair price provisions.

REINCORPORATION

In general, Glass Lewis believes that the board is in the best position to determine the appropriate jurisdiction of incorporation for the company. When examining a management proposal to reincorporate to a different state or country, we review the relevant financial benefits, generally related to improved corporate tax treatment, as well as changes in corporate governance provisions, especially those

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relating to shareholder rights, resulting from the change in domicile. Where the financial benefits are de minimis and there is a decrease in shareholder rights, we will recommend voting against the transaction.

However, costly, shareholder-initiated reincorporations are typically not the best route to achieve the furtherance of shareholder rights. We believe shareholders are generally better served by proposing specific shareholder resolutions addressing pertinent issues which may be implemented at a lower cost, and perhaps even with board approval. However, when shareholders propose a shift into a jurisdiction with enhanced shareholder rights, Glass Lewis examines the significant ways would the company benefit from shifting jurisdictions including the following:

•	Is the board sufficiently independent?

•	Does the company have anti-takeover protections such as a poison pill or classified board in place?

•	Has the board been previously unresponsive to shareholders (such as failing to implement a shareholder proposal that received majority shareholder support)?

•	Do shareholders have the right to call special meetings of shareholders?

•	Are there other material governance issues of concern at the company?

•	Has the company’s performance matched or exceeded its peers in the past one and three years?

•	How has the company ranked in Glass Lewis’ pay-for-performance analysis during the last three years?

•	Does the company have an independent chairman?

We note, however, that we will only support shareholder proposals to change a company’s place of incorporation in exceptional circumstances.

EXCLUSIVE FORUM AND FEE-SHIFTING BYLAW PROVISIONS

Glass Lewis recognizes that companies may be subject to frivolous and opportunistic lawsuits, particularly in conjunction with a merger or acquisition, that are expensive and distracting. In response, companies have sought ways to prevent or limit the risk of such suits by adopting bylaws regarding where the suits must be brought or shifting the burden of the legal expenses to the plaintiff, if unsuccessful at trial.

Glass Lewis believes that charter or bylaw provisions limiting a shareholder’s choice of legal venue are not in the best interests of shareholders. Such clauses may effectively discourage the use of shareholder claims by increasing their associated costs and making them more difficult to pursue. As such, shareholders should be wary about approving any limitation on their legal recourse including limiting themselves to a single jurisdiction (e.g., Delaware) without compelling evidence that it will benefit shareholders.

For this reason, we recommend that shareholders vote against any bylaw or charter amendment seeking to adopt an exclusive forum provision unless the company: (i) provides a compelling argument on why the provision would directly benefit shareholders; (ii) provides evidence of abuse of legal process in other, non-favored jurisdictions; (iii) narrowly tailors such provision to the risks involved; and (iv) maintains a strong record of good corporate governance practices.

Moreover, in the event a board seeks shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal, we will weigh the importance of the other bundled provisions when determining the vote recommendation on the proposal. We will nonetheless recommend voting against the chairman of the governance committee for bundling disparate proposals into a single proposal (refer to our discussion of nominating and governance committee performance in Section I of the guidelines).

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Similarly, some companies have adopted bylaws requiring plaintiffs who sue the company and fail to receive a judgment in their favor pay the legal expenses of the company. These bylaws, also known as “fee-shifting” or “loser pays” bylaws, will likely have a chilling effect on even meritorious shareholder lawsuits as shareholders would face an strong financial disincentive not to sue a company. Glass Lewis therefore strongly opposes the adoption of such fee-shifting bylaws and, if adopted without shareholder approval, will recommend voting against the governance committee.

AUTHORIZED SHARES

Glass Lewis believes that adequate capital stock is important to a company’s operation. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock:

1.	Stock Split – We typically consider three metrics when evaluating whether we think a stock split is likely or necessary: The historical stock pre-split price, if any; the current price relative to the company’s most common trading price over the past 52 weeks; and some absolute limits on stock price that, in our view, either always make a stock split appropriate if desired by management or would almost never be a reasonable price at which to split a stock.

2.	Shareholder Defenses – Additional authorized shares could be used to bolster takeover defenses such as a poison pill. Proxy filings often discuss the usefulness of additional shares in defending against or discouraging a hostile takeover as a reason for a requested increase. Glass Lewis is typically against such defenses and will oppose actions intended to bolster such defenses.

3.	Financing for Acquisitions – We look at whether the company has a history of using stock for acquisitions and attempt to determine what levels of stock have typically been required to accomplish such transactions. Likewise, we look to see whether this is discussed as a reason for additional shares in the proxy.

4.	Financing for Operations – We review the company’s cash position and its ability to secure financing through borrowing or other means. We look at the company’s history of capitalization and whether the company has had to use stock in the recent past as a means of raising capital.

Issuing additional shares can dilute existing holders in limited circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend against the authorization of additional shares. Similar concerns may also lead us to recommend against a proposal to conduct a reverse stock split if the board does not state that it will reduce the number of authorized common shares in a ratio proportionate to the split.

While we think that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of a large pool of unallocated shares available for any purpose.

ADVANCE NOTICE REQUIREMENTS

We typically recommend that shareholders vote against proposals that would require advance notice of shareholder proposals or of director nominees.

These proposals typically attempt to require a certain amount of notice before shareholders are allowed to place proposals on the ballot. Notice requirements typically range between three to six months prior to the annual meeting. Advance notice requirements typically make it impossible for a shareholder who misses the deadline to present a shareholder proposal or a director nominee that might be in the best interests of the company and its shareholders.

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We believe shareholders should be able to review and vote on all proposals and director nominees. Shareholders can always vote against proposals that appear with little prior notice. Shareholders, as owners of a business, are capable of identifying issues on which they have sufficient information and ignoring issues on which they have insufficient information. Setting arbitrary notice restrictions limits the opportunity for shareholders to raise issues that may come up after the window closes.

VOTING STRUCTURE

CUMULATIVE VOTING

Cumulative voting increases the ability of minority shareholders to elect a director by allowing shareholders to cast as many shares of the stock they own multiplied by the number of directors to be elected. As companies generally have multiple nominees up for election, cumulative voting allows shareholders to cast all of their votes for a single nominee, or a smaller number of nominees than up for election, thereby raising the likelihood of electing one or more of their preferred nominees to the board. It can be important when a board is controlled by insiders or affiliates and where the company’s ownership structure includes one or more shareholders who control a majority-voting block of company stock.

Glass Lewis believes that cumulative voting generally acts as a safeguard for shareholders by ensuring that those who hold a significant minority of shares can elect a candidate of their choosing to the board. This allows the creation of boards that are responsive to the interests of all shareholders rather than just a small group of large holders.

We review cumulative voting proposals on a case-by-case basis, factoring in the independence of the board and the status of the company’s governance structure. But we typically find these proposals on ballots at companies where independence is lacking and where the appropriate checks and balances favoring shareholders are not in place. In those instances we typically recommend in favor of cumulative voting.

Where a company has adopted a true majority vote standard (i.e., where a director must receive a majority of votes cast to be elected, as opposed to a modified policy indicated by a resignation policy only), Glass Lewis will recommend voting against cumulative voting proposals due to the incompatibility of the two election methods. For companies that have not adopted a true majority voting standard but have adopted some form of majority voting, Glass Lewis will also generally recommend voting against cumulative voting proposals if the company has not adopted antitakeover protections and has been responsive to shareholders.

Where a company has not adopted a majority voting standard and is facing both a shareholder proposal to adopt majority voting and a shareholder proposal to adopt cumulative voting, Glass Lewis will support only the majority voting proposal. When a company has both majority voting and cumulative voting in place, there is a higher likelihood of one or more directors not being elected as a result of not receiving a majority vote. This is because shareholders exercising the right to cumulate their votes could unintentionally cause the failed election of one or more directors for whom shareholders do not cumulate votes.

SUPERMAJORITY VOTE REQUIREMENTS

Glass Lewis believes that supermajority vote requirements impede shareholder action on ballot items critical to shareholder interests. An example is in the takeover context, where supermajority vote requirements can strongly limit the voice of shareholders in making decisions on such crucial matters as selling the business. This in turn degrades share value and can limit the possibility of buyout premiums to shareholders. Moreover, we believe that a supermajority vote requirement can enable a small group of shareholders to overrule the will of the majority shareholders. We believe that a simple majority is appropriate to approve all matters presented to shareholders.

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TRANSACTION OF OTHER BUSINESS

We typically recommend that shareholders not give their proxy to management to vote on any other business items that may properly come before an annual or special meeting. In our opinion, granting unfettered discretion is unwise.

ANTI-GREENMAIL PROPOSALS

Glass Lewis will support proposals to adopt a provision preventing the payment of greenmail, which would serve to prevent companies from buying back company stock at significant premiums from a certain shareholder. Since a large or majority shareholder could attempt to compel a board into purchasing its shares at a large premium, the anti-greenmail provision would generally require that a majority of shareholders other than the majority shareholder approve the buyback.

MUTUAL FUNDS: INVESTMENT POLICIES AND ADVISORY AGREEMENTS

Glass Lewis believes that decisions about a fund’s structure and/or a fund’s relationship with its investment advisor or sub-advisors are generally best left to management and the members of the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. As such, we focus our analyses of such proposals on the following main areas:

•	The terms of any amended advisory or sub-advisory agreement;

•	Any changes in the fee structure paid to the investment advisor; and

•	Any material changes to the fund’s investment objective or strategy.

We generally support amendments to a fund’s investment advisory agreement absent a material change that is not in the best interests of shareholders. A significant increase in the fees paid to an investment advisor would be reason for us to consider recommending voting against a proposed amendment to an investment advisory agreement. However, in certain cases, we are more inclined to support an increase in advisory fees if such increases result from being performance-based rather than asset-based. Furthermore, we generally support sub-advisory agreements between a fund’s advisor and sub-advisor, primarily because the fees received by the sub-advisor are paid by the advisor, and not by the fund.

In matters pertaining to a fund’s investment objective or strategy, we believe shareholders are best served when a fund’s objective or strategy closely resembles the investment discipline shareholders understood and selected when they initially bought into the fund. As such, we generally recommend voting against amendments to a fund’s investment objective or strategy when the proposed changes would leave shareholders with stakes in a fund that is noticeably different than when originally purchased, and which could therefore potentially negatively impact some investors’ diversification strategies.

REAL ESTATE INVESTMENT TRUSTS

The complex organizational, operational, tax and compliance requirements of Real Estate Investment Trusts (“REITs”) provide for a unique shareholder evaluation. In simple terms, a REIT must have a minimum of 100 shareholders (the “100 Shareholder Test”) and no more than 50% of the value of its shares can be held by five or fewer individuals (the “5/50 Test”). At least 75% of a REITs’ assets must be in real estate, it must derive 75% of its gross income from rents or mortgage interest, and it must pay out 90% of its taxable earnings as dividends. In addition, as a publicly traded security listed on a stock exchange, a REIT must comply with the same general listing requirements as a publicly traded equity.

In order to comply with such requirements, REITs typically include percentage ownership limitations in their organizational documents, usually in the range of 5% to 10% of the REITs outstanding shares. Given the complexities of REITs as an asset class, Glass Lewis applies a highly nuanced approach in our evaluation of REIT proposals, especially regarding changes in authorized share capital, including preferred stock.

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PREFERRED STOCK ISSUANCES AT REITS

Glass Lewis is generally against the authorization of preferred shares that allows the board to determine the preferences, limitations and rights of the preferred shares (known as “blank-check preferred stock”). We believe that granting such broad discretion should be of concern to common shareholders, since blank-check preferred stock could be used as an antitakeover device or in some other fashion that adversely affects the voting power or financial interests of common shareholders. However, given the requirement that a REIT must distribute 90% of its net income annually, it is inhibited from retaining capital to make investments in its business. As such, we recognize that equity financing likely plays a key role in a REIT’s growth and creation of shareholder value. Moreover, shareholder concern regarding the use of preferred stock as an anti-takeover mechanism may be allayed by the fact that most REITs maintain ownership limitations in their certificates of incorporation. For these reasons, along with the fact that REITs typically do not engage in private placements of preferred stock (which result in the rights of common shareholders being adversely impacted), we may support requests to authorize shares of blank-check preferred stock at REITs.

BUSINESS DEVELOPMENT COMPANIES

Business Development Companies (“BDCs”) were created by the U.S. Congress in 1980; they are regulated under the Investment Company Act of 1940 and are taxed as regulated investment companies (“RICs”) under the Internal Revenue Code. BDCs typically operate as publicly traded private equity firms that invest in early stage to mature private companies as well as small public companies. BDCs realize operating income when their investments are sold off, and therefore maintain complex organizational, operational, tax and compliance requirements that are similar to those of REITs—the most evident of which is that BDCs must distribute at least 90% of their taxable earnings as dividends.

AUTHORIZATION TO SELL SHARES AT A PRICE BELOW NET ASSET VALUE

Considering that BDCs are required to distribute nearly all their earnings to shareholders, they sometimes need to offer additional shares of common stock in the public markets to finance operations and acquisitions. However, shareholder approval is required in order for a BDC to sell shares of common stock at a price below Net Asset Value (“NAV”). Glass Lewis evaluates these proposals using a case-by-case approach, but will recommend supporting such requests if the following conditions are met:

•	The authorization to allow share issuances below NAV has an expiration date of one year or less from the date that shareholders approve the underlying proposal (i.e. the meeting date);

•	The proposed discount below NAV is minimal (ideally no greater than 20%);

•	The board specifies that the issuance will have a minimal or modest dilutive effect (ideally no greater than 25% of the company’s then-outstanding common stock prior to the issuance); and

•	A majority of the company’s independent directors who do not have a financial interest in the issuance approve the sale.

In short, we believe BDCs should demonstrate a responsible approach to issuing shares below NAV, by proactively addressing shareholder concerns regarding the potential dilution of the requested share issuance, and explaining if and how the company’s past below-NAV share issuances have benefitted the company.

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V.	Compensation, Environmental, Social and Governance Shareholder Initiatives Overview

Glass Lewis generally believes decisions regarding day-to-day management and policy decisions, including those related to social, environmental or political issues, are best left to management and the board as they in almost all cases have more and better information about company strategy and risk. However, when there is a clear link between the subject of a shareholder proposal and value enhancement or risk mitigation, Glass Lewis will recommend in favor of a reasonable, well-crafted shareholder proposal where the company has failed to or inadequately addressed the issue.

We believe that shareholders should not attempt to micromanage a company, its businesses or its executives through the shareholder initiative process. Rather, we believe shareholders should use their influence to push for governance structures that protect shareholders and promote director accountability. Shareholders should then put in place a board they can trust to make informed decisions that are in the best interests of the business and its owners, and hold directors accountable for management and policy decisions through board elections. However, we recognize that support of appropriately crafted shareholder initiatives may at times serve to promote or protect shareholder value.

To this end, Glass Lewis evaluates shareholder proposals on a case-by-case basis. We generally recommend supporting shareholder proposals calling for the elimination of, as well as to require shareholder approval of, antitakeover devices such as poison pills and classified boards. We generally recommend supporting proposals likely to increase and/or protect shareholder value and also those that promote the furtherance of shareholder rights. In addition, we also generally recommend supporting proposals that promote director accountability and those that seek to improve compensation practices, especially those promoting a closer link between compensation and performance, as well as those that promote more and better disclosure of relevant risk factors where such disclosure is lacking or inadequate.

For a detailed review of our policies concerning compensation, environmental, social and governance shareholder initiatives, please refer to our comprehensive Proxy Paper Guidelines for Shareholder Initiatives, available at www.glasslewis.com.

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DISCLAIMER

This document sets forth the proxy voting policy and guidelines of Glass, Lewis & Co., LLC. The policies included herein have been developed based on Glass Lewis’ experience with proxy voting and corporate governance issues and are not tailored to any specific person. Moreover, these guidelines are not intended to be exhaustive and do not include all potential voting issues. The information included herein is reviewed periodically and updated or revised as necessary. Glass Lewis is not responsible for any actions taken or not taken on the basis of this information. This document may not be reproduced or distributed in any manner without the written permission of Glass Lewis.

Copyright 2015 Glass, Lewis & Co., LLC. All Rights Reserved.

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PROXY PAPERTM

GUIDELINES

2015 PROXY SEASON

AN OVERVIEW OF THE GLASS LEWIS
APPROACH TO PROXY ADVICE

INTERNATIONAL

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I.	Election of Directors

Boards are put in place to represent shareholders and protect their interests. Glass Lewis seeks boards with a proven record of protecting shareholders and delivering value over the medium- and long-term. In our view, boards working to protect and enhance the best interests of shareholders typically include some independent directors (the percentage will vary by local market practice and regulations), boast a record of positive performance, have directors with diverse backgrounds, and appoint directors with a breadth and depth of experience.

BOARD COMPOSITION

When companies disclose sufficient relevant information, we look at each individual on the board and examine his or her relationships with the company, the company’s executives and with other board members. The purpose of this inquiry is to determine whether pre-existing personal, familial or financial relationships are likely to impact the decisions of that board member. Where the company does not disclose the names and backgrounds of director nominees with sufficient time in advance of the shareholder meeting to evaluate their independence and performance, we will consider recommending abstaining on the directors’ election.

We vote in favor of governance structures that will drive positive performance and enhance shareholder value. The most crucial test of a board’s commitment to the company and to its shareholders is the performance of the board and its members. The performance of directors in their capacity as board members and as executives of the company, when applicable, and in their roles at other companies where they serve is critical to this evaluation.

We believe a director is independent if he or she has no material financial, familial or other current relationships with the company, its executives or other board members except for service on the board and standard fees paid for that service. Relationships that have existed within the three-five years prior to the inquiry are usually considered to be “current” for purposes of this test.

In our view, a director is affiliated if he or she has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company. This includes directors whose employers have a material financial relationship with the Company. This also includes a director who owns or controls 10-20% or more of the company’s voting stock.

We define an inside director as one who simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company.

Although we typically vote for the election of directors, we will recommend voting against directors for the following reasons:

•	A director who attends less than 75% of the board and applicable committee meetings.

•	A director who is also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.

We also feel that the following conflicts of interest may hinder a director’s performance and will therefore recommend voting against a:

•	CFO who presently sits on the board.

•	Director who presently sits on an excessive number of boards.

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•	Director, or a director whose immediate family member, provides material professional services to the company at any time during the past five years.

•	Director, or a director whose immediate family member, engages in airplane, real estate or other similar deals, including perquisite type grants from the company.

•	Director with an interlocking directorship.

SLATE ELECTIONS

In some countries, companies elect their board members as a slate, whereby shareholders are unable to vote on the election of each individual director, but rather are limited to voting for or against the board as a whole. If significant issues exist concerning one or more of the nominees or in markets where directors are generally elected individually, we will recommend voting against the entire slate of directors.

BOARD COMMITTEE COMPOSITION

We believe that independent directors should serve on a company’s audit, compensation, nominating and governance committees. We will support boards with such a structure and encourage change where this is not the case.

REVIEW OF RISK MANAGEMENT CONTROLS

We believe companies, particularly financial firms, should have a dedicated risk committee, or a committee of the board charged with risk oversight, as well as a chief risk officer who reports directly to that committee, not to the CEO or another executive. In cases where a company has disclosed a sizable loss or writedown, and where a reasonable analysis indicates that the company’s board-level risk committee should be held accountable for poor oversight, we would recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise), we will consider recommending to vote against the chairman of the board on that basis.

CLASSIFIED BOARDS

Glass Lewis favors the repeal of staggered boards in favor of the annual election of directors. We believe that staggered boards are less accountable to shareholders than annually elected boards. Furthermore, we feel that the annual election of directors encourages board members to focus on protecting the interests of shareholders.

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II.	Financial Reporting

ACCOUNTS AND REPORTS

Many countries require companies to submit the annual financial statements, director reports and independent auditors’ reports to shareholders at a general meeting. Shareholder approval of such a proposal does not discharge the board or management. We will usually recommend voting in favor of these proposals except when there are concerns about the integrity of the statements/reports. However, should the audited financial statements, auditor’s report and/or annual report not be published at the writing of our report, we will recommend that shareholders abstain from voting on this proposal.

INCOME ALLOCATION (DISTRIBUTION OF DIVIDEND)

In many countries, companies must submit the allocation of income for shareholder approval. We will generally recommend voting for such a proposal. However, we will give particular scrutiny to cases where the company’s dividend payout ratio is exceptionally low or excessively high relative to its peers and the company has not provided a satisfactory explanation.

APPOINTMENT OF AUDITORS AND AUTHORITY TO SET FEES

We believe that role of the auditor is crucial in protecting shareholder value. Like directors, auditors should be free from conflicts of interest and should assiduously avoid situations that require them to make choices between their own interests and the interests of the shareholders.

We generally support management’s recommendation regarding the selection of an auditor and support granting the board the authority to fix auditor fees except in cases where we believe the independence of an incumbent auditor or the integrity of the audit has been compromised.

However, we recommend voting against ratification of the auditor and/or authorizing the board to set auditor fees for the following reasons:

•	When audit fees added to audit-related fees total less than one-half of total fees.

•	When there have been any recent restatements or late filings by the company where the auditor bears some responsibility for the restatement or late filing (e.g., a restatement due to a reporting error).

•	When the company has aggressive accounting policies.

•	When the company has poor disclosure or lack of transparency in financial statements.

•	When there are other relationships or issues of concern with the auditor that might suggest a conflict between the interest of the auditor and the interests of shareholders.

•	When the company is changing auditors as a result of a disagreement between the company and the auditor on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.

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III.	Compensation

COMPENSATION REPORT/COMPENSATION POLICY

We closely review companies’ remuneration practices and disclosure as outlined in company filings to evaluate management-submitted advisory compensation report and policy vote proposals. In evaluating these proposals, which can be binding or non-binding depending on the country, we examine how well the company has disclosed information pertinent to its compensation programs, the extent to which overall compensation is tied to performance, the performance metrics selected by the company and the levels of remuneration in comparison to company performance and that of its peers.

We will usually recommend voting against approval of the compensation report or policy when the following occur:

•	Gross disconnect between pay and performance;

•	Performance goals and metrics are inappropriate or insufficiently challenging;

•	Lack of disclosure regarding performance metrics and goals as well as the extent to which the performance metrics, targets and goals are implemented to enhance company performance and encourage prudent risk-taking;

•	Excessive discretion afforded to or exercised by management or the compensation committee to deviate from defined performance metrics and goals in making awards;

•	Ex gratia or other non-contractual payments have been made and the reasons for making the payments have not been fully explained or the explanation is unconvincing;

•	Guaranteed bonuses are established;

•	There is no clawback policy; or

•	Egregious or excessive bonuses, equity awards or severance payments.

LONG TERM INCENTIVE PLANS

Glass Lewis recognizes the value of equity-based incentive programs. When used appropriately, they can provide a vehicle for linking an employee’s pay to a company’s performance, thereby aligning their interests with those of shareholders. Tying a portion of an employee’s compensation to the performance of the Company provides an incentive to maximize share value. In addition, equity-based compensation is an effective way to attract, retain and motivate key employees.

In order to allow for meaningful shareholder review, we believe that incentive programs should generally include: (i) specific and appropriate performance goals; (ii) a maximum award pool; and (iii) a maximum award amount per employee. In addition, the payments made should be reasonable relative to the performance of the business and total compensation to those covered by the plan should be in line with compensation paid by the Company’s peers.

PERFORMANCE-BASED EQUITY COMPENSATION

Glass Lewis believes in performance-based equity compensation plans for senior executives. We feel that executives should be compensated with equity when their performance and that of the company warrants such rewards. While we do not believe that equity-based compensation plans for all employees need to be based on overall company performance, we do support such limitations for grants to senior executives (although even some equity-based compensation of senior executives

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without performance criteria is acceptable, such as in the case of moderate incentive grants made in an initial offer of employment).

Boards often argue that such a proposal would hinder them in attracting talent. We believe that boards can develop a consistent, reliable approach, as boards of many companies have, that would still attract executives who believe in their ability to guide the company to achieve its targets. We generally recommend that shareholders vote in favor of performance-based option requirements.

There should be no retesting of performance conditions for all share- and option- based incentive schemes. We will generally recommend that shareholders vote against performance-based equity compensation plans that allow for re-testing.

DIRECTOR COMPENSATION

Glass Lewis believes that non-employee directors should receive appropriate types and levels of compensation for the time and effort they spend serving on the board and its committees. Director fees should be reasonable in order to retain and attract qualified individuals. In particular, we support compensation plans that include non performance-based equity awards, which help to align the interests of outside directors with those of shareholders.

Glass Lewis compares the costs of these plans to the plans of peer companies with similar market capitalizations in the same country to help inform its judgment on this issue.

RETIREMENT BENEFITS FOR DIRECTORS

We will typically recommend voting against proposals to grant retirement benefits to non-executive directors. Such extended payments can impair the objectivity and independence of these board members. Directors should receive adequate compensation for their board service through initial and annual fees.

LIMITS ON EXECUTIVE COMPENSATION

As a general rule, Glass Lewis believes that shareholders should not be involved in setting executive compensation. Such matters should be left to the board’s compensation committee. We view the election of directors, and specifically those who sit on the compensation committee, as the appropriate mechanism for shareholders to express their disapproval or support of board policy on this issue. Further, we believe that companies whose pay-for-performance is in line with their peers should be granted the flexibility to compensate their executives in a manner that drives growth and profit.

However, Glass Lewis favors performance-based compensation as an effective means of motivating executives to act in the best interests of shareholders. Performance-based compensation may be limited if a chief executive’s pay is capped at a low level rather than flexibly tied to the performance of the company.

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IV.	Governance Structure

AMENDMENTS TO THE ARTICLES OF ASSOCIATION

We will evaluate proposed amendments to a company’s articles of association on a case-by-case basis. We are opposed to the practice of bundling several amendments under a single proposal because it prevents shareholders from evaluating each amendment on its own merits. In such cases, we will analyze each change individually and will recommend voting for the proposal only when we believe that the amendments on balance are in the best interests of shareholders.

ANTI-TAKEOVER MEASURES

POISON PILLS (SHAREHOLDER RIGHTS PLANS)

Glass Lewis believes that poison pill plans generally are not in the best interests of shareholders. Specifically, they can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock.

We believe that boards should be given wide latitude in directing the activities of the company and charting the company’s course. However, on an issue such as this where the link between the financial interests of shareholders and their right to consider and accept buyout offers is so substantial, we believe that shareholders should be allowed to vote on whether or not they support such a plan’s implementation.

In certain limited circumstances, we will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable ‘qualifying offer’ clause.

SUPERMAJORITY VOTE REQUIREMENTS

Glass Lewis favors a simple majority voting structure. Supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to our interests. One key example is in the takeover context where supermajority vote requirements can strongly limit shareholders’ input in making decisions on such crucial matters as selling the business.

INCREASE IN AUTHORIZED SHARES

Glass Lewis believes that having adequate capital stock available for issuance is important to the operation of a company. We will generally support proposals when a company could reasonably use the requested shares for financing, stock splits and stock dividends. While we think that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of large pools of unallocated shares available for any purpose.

In general, we will support proposals to increase authorized shares up to 100% of the number of shares currently authorized unless, after the increase the company would be left with less than 30% of its authorized shares outstanding.

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ISSUANCE OF SHARES

Issuing additional shares can dilute existing holders in some circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not disclosed a detailed plan for use of the proposed shares, or where the number of shares requested are excessive, we typically recommend against the issuance. In the case of a private placement, we will also consider whether the company is offering a discount to its share price.

In general, we will support proposals to issue shares (with pre-emption rights) when the requested increase is the lesser of (i) the unissued ordinary share capital; or (ii) a sum equal to one-third of the issued ordinary share capital. This authority should not exceed five years. In some countries, if the proposal contains a figure greater than one-third, the company should explain the nature of the additional amounts.

We will also generally support proposals to suspend pre-emption rights for a maximum of 5-20% of the issued ordinary share capital of the company, depending on the country in which the company is located. This authority should not exceed five years, or less for some countries.

REPURCHASE OF SHARES

We will recommend voting in favor of a proposal to repurchase shares when the plan includes the following provisions: (i) a maximum number of shares which may be purchased (typically not more than 15% of the issued share capital); and (ii) a maximum price which may be paid for each share (as a percentage of the market price).

7

V.	Environmental & Social Risk

We believe companies should actively evaluate risks to long-term shareholder value stemming from exposure to environmental and social risks and should incorporate this information into their overall business risk profile. In addition, we believe companies should consider their exposure to changes in environmental or social regulation with respect to their operations as well as related legal and reputational risks. Companies should disclose to shareholders both the nature and magnitude of such risks as well as steps they have taken or will take to mitigate those risks.

When we identify situations where shareholder value is at risk, we may recommend voting in favor of a reasonable and well-targeted proposal if we believe supporting the proposal will promote disclosure of and/or mitigate significant risk exposure. In limited cases where a company has failed to adequately mitigate risks stemming from environmental or social practices, we will recommend shareholders vote against: (i) ratification of board and/or management acts; (ii) approving a company’s accounts and reports and/or; (iii) directors (in egregious cases).

8

DISCLAIMER

This document sets forth the proxy voting policy and guidelines of Glass, Lewis & Co., LLC. The policies included herein have been developed based on Glass Lewis’ experience with proxy voting and corporate governance issues and are not tailored to any specific person. Moreover, these guidelines are not intended to be exhaustive and do not include all potential voting issues. The information included herein is reviewed periodically and updated or revised as necessary. Glass Lewis is not responsible for any actions taken or not taken on the basis of this information. This document may not be reproduced or distributed in any manner without the written permission of Glass Lewis.

Copyright © 2014 Glass, Lewis & Co., LLC. All Rights Reserved.

9

• • • • • • • • • • • • • • • •

SAN FRANCISCO

Headquarters

Glass, Lewis & Co., LLC

One Sansome Street

Suite 3300

San Francisco, CA 94104

Tel: +1 415-678-4110

Tel: +1 888-800-7001

Fax: +1 415-357-0200

• • • • • • • • • • • • • • • •

NEW YORK

Glass, Lewis & Co., LLC

48 Wall Street

15th Floor

New York, N.Y. 10005

Tel: +1 212-797-3777

Fax: +1 212-980-4716

• • • • • • • • • • • • • • • •

AUSTRALIA

CGI Glass Lewis Pty Limited

Suite 8.01, Level 8,

261 George St

Sydney NSW 2000

Australia

Tel: +61 2 9299 9266

Fax: +61 2 9299 1866

• • • • • • • • • • • • • • • •

IRELAND

Glass Lewis Europe, Ltd.

15 Henry Street

Limerick, Ireland

Phone: +353 61 292 800

Fax: +353 61 292 899

• • • • • • • • • • • • • • • •

PART C: OTHER INFORMATION

Item 28.	Exhibits:

(a)	Amended and Restated Declaration of Trust.[47]
(b)	Amended and Restated Bylaws of the Trust.[47]
(c)	Not applicable.
(d)(1)	Form of Investment Management Agreement between the Trust and Van Eck Associates Corporation (with respect to Market Vectors—Gold Miners ETF).[1]
(d)(2)	Form of Investment Management Agreement between the Trust and Van Eck Associates Corporation (with respect to all portfolios except for Market Vectors—Gold Miners ETF).[3]
(d)(3)	Form of Investment Management Agreement between the Trust and Van Eck Associates Corporation (with respect to certain municipal portfolios).[25]
(d)(4)	Form of Sub-Investment Advisory Agreement between China Asset Management (Hong Kong) Limited and Van Eck Associates Corporation (with respect to Market Vectors ChinaAMC A-Share ETF f/k/a Market Vectors China ETF).[50]
(d)(5)	Form of Sub-Investment Advisory Agreement between China Asset Management (Hong Kong) Limited and Van Eck Associates Corporation (with respect to Market Vectors ChinaAMC MSCI All China ETF and Market Vectors ChinaAMC SME-ChiNext ETF). [49]
(d)(6)	First Amendment to the Form of Sub-Investment Advisory Agreement between China Asset Management (Hong Kong) Limited and Van Eck Associates Corporation (with respect to Market Vectors ChinaAMC SME-ChiNext ETF and Market Vectors ChinaAMC China Bond ETF)[52]
(d)(7)	Form of Investment Management Agreement between the Trust and Van Eck Absolute Return Advisers Corporation (with respect to Market Vectors Dynamic Put Write ETF)[57]
(e)(1)	Form of Distribution Agreement between the Trust and Van Eck Securities Corporation.[2]
(e)(2)	Form of Participant Agreement.[1]
(f)	Not applicable.
(g)	Form of Custodian Agreement between the Trust and The Bank of New York.[1]
(h)(1)	Form of Fund Accounting Agreement between the Trust and The Bank of New York.[1]
(h)(2)	Form of Transfer Agency Services Agreement between the Trust and The Bank of New York.[1]
(h)(3)	Form of Sub-License Agreement between the Trust and the Van Eck Associates Corp.[1]
(i)(1)	Opinion and Consent of Clifford Chance US LLP (with respect to Market Vectors—Environmental Services ETF, Market Vectors—Gold Miners ETF and Market Vectors—Steel ETF).[3]
(i)(2)	Opinion of Clifford Chance US LLP (with respect to Market Vectors—Global Alternative Energy ETF and Market Vectors—Russia ETF).[4]
(i)(3)	Opinion of Clifford Chance US LLP (with respect to Market Vectors—Global Agribusiness ETF and Market Vectors— Market Vectors Uranium+Nuclear Energy ETF f/k/a Global Nuclear Energy ETF).[5]
(i)(4)	Opinion of Clifford Chance US LLP (with respect to Market Vectors—Lehman Brothers Intermediate Municipal ETF, Market Vectors—Lehman Brothers Long Municipal ETF, Market Vectors—Lehman Brothers 1-5 Year Municipal ETF, Market Vectors—Lehman Brothers Non-Investment Grade Municipal ETF, Market Vectors—Lehman Brothers California Municipal ETF and Market Vectors—Lehman Brothers New York Municipal ETF).[6]
(i)(5)	Opinion of Clifford Chance US LLP (with respect to Market Vectors—Coal ETF and Market Vectors—Gaming ETF).[7]
(i)(6)	Opinion of Clifford Chance US LLP (with respect to Market Vectors—Lehman Brothers AMT-Free Massachusetts Municipal Index ETF, Market Vectors—Lehman Brothers AMT-Free New Jersey Municipal Index ETF, Market Vectors—Lehman Brothers AMT-Free Ohio Municipal Index ETF and Market Vectors—Lehman Brothers AMT-Free Pennsylvania Municipal Index ETF).[8]
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(i)(7)	Opinion of Clifford Chance US LLP (with respect to Market Vectors—Hard Assets ETF and Market Vectors—Solar Energy ETF).[9]
(i)(8)	Opinion and Consent of Clifford Chance US LLP with respect to Market Vectors—Africa Index ETF, Market Vectors—Emerging Eurasia Index ETF, Market Vectors—Global Frontier Index ETF and Market Vectors—Gulf States Index ETF).[10]
(i)(9)	Consent of Clifford Chance US LLP (with respect to Market Vectors—Lehman Brothers High-Yield Municipal Index ETF).[11]
(i)(10)	Opinion and Consent of Clifford Chance US LLP (with respect to Market Vectors Indonesia Index ETF).[12]
(i)(11)	Opinion and Consent of Clifford Chance US LLP (with respect to Market Vectors Vietnam ETF).[13]
(i)(12)	Opinion and Consent of Clifford Chance US LLP (with respect to Market Vectors Pre-Refunded Municipal Index ETF).[14]
(i)(13)	Opinion and Consent of Dechert LLP (with respect to Market Vectors Egypt Index ETF).[21]
(i)(14)	Opinion and Consent of Dechert LLP (with respect to Market Vectors Kuwait Index ETF).[21]
(i)(15)	Opinion and Consent of Dechert LLP (with respect to Market Vectors Latin America Small-Cap Index ETF).[22]
(i)(16)	Opinion and Consent of Dechert LLP (with respect to Market Vectors ChinaAMC A-Share ETF f/k/a Market Vectors China ETF).[18]
(i)(17)	Opinion and Consent of Clifford Chance US LLP (with respect to Market Vectors Brazil Small-Cap ETF).[17]
(i)(18)	Opinion and Consent of Dechert LLP (with respect to Market Vectors Junior Gold Miners ETF).[19]
(i)(19)	Opinion and Consent of Dechert LLP (with respect to Market Vectors Poland ETF).[20]
(i)(20)	Opinion and Consent of Dechert LLP (with respect to Market Vectors India Small-Cap Index ETF).[23]
(i)(21)	Opinion and Consent of Dechert LLP (with respect to Market Vectors Emerging Markets Local Currency Bond ETF).[24]
(i)(22)	Opinion and Consent of Dechert LLP (with respect to Market Vectors GDP – International Equity ETF and Market Vectors GDP – Emerging Markets Equity ETF).[9]
(i)(23)	Opinion and Consent of Dechert LLP (with respect to Market Vectors Investment Grade Floating Rate Bond ETF).[24]
(i)(24)	Opinion and Consent of Dechert LLP (with respect to Market Vectors Rare Earth/Strategic Metals ETF).[26]
(i)(25)	Opinion and Consent of Dechert LLP (with respect to Market Vectors Emerging Markets Aggregate Bond ETF f/k/a Market Vectors LatAm Aggregate Bond ETF).[29]
(i)(26)	Opinion and Consent of Dechert LLP (with respect to Market Vectors High Yield Floating Rate ETF).[57]
(i)(27)	Opinion and Consent of Dechert LLP (with respect to Market Vectors Fixed Income II ETF). [57]
(i)(28)	Opinion and Consent of Dechert LLP (with respect to Market Vectors Colombia ETF).[27]
(i)(29)	Opinion and Consent of Dechert LLP (with respect to Market Vectors CM Commodity Index ETF). [57]
(i)(30)	Opinion and Consent of Dechert LLP (with respect to Market Vectors Russia Small-Cap ETF).[28]
(i)(31)	Opinion and Consent of Dechert LLP (with respect to Market Vectors Germany Small-Cap ETF).[28]
(i)(32)	Opinion and Consent of Dechert LLP (with respect to Market Vectors CEF Municipal Income ETF).[30]
(i)(33)	Opinion and Consent of Dechert LLP (with respect to Market Vectors GDP – Emerging Markets Small-Cap Equity ETF). [57]
(i)(34)	Opinion and Consent of Dechert LLP (with respect to Market Vectors European Currency High Yield Bond ETF).[34]

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(i)(35)	Opinion and Consent of Dechert LLP (with respect to Market Vectors European Sovereign Bond ETF). [57]
(i)(36)	Opinion and Consent of Dechert LLP (with respect to Market Vectors Asia ex-Japan Aggregate Bond ETF). [57]
(i)(37)	Opinion and Consent of Dechert LLP (with respect to Market Vectors Mortgage REIT Income ETF).[31]
(i)(38)	Opinion and Consent of Dechert LLP (with respect to Market Vectors International High Yield Bond ETF).[38]
(i)(39)	Opinion and Consent of Dechert LLP (with respect to Market Vectors BDC Income ETF).[45]
(i)(40)	Opinion and Consent of Dechert LLP (with respect to Market Vectors Mongolia ETF). [57]
(i)(41)	Opinion and Consent of Dechert LLP (with respect to Market Vectors Nigeria ETF).[57]
(i)(42)	Opinion and Consent of Dechert LLP (with respect to Market Vectors Greater China Corporate Bond ETF). [57]
(i)(43)	Opinion and Consent of Dechert LLP (with respect to Market Vectors Greater China High Yield Bond ETF). [57]
(i)(44)	Opinion and Consent of Dechert LLP (with respect to Market Vectors Renminbi Bond ETF).[33]
(i)(45)	Opinion and Consent of Dechert LLP (with respect to Market Vectors Biotech ETF, Market Vectors Bank and Brokerage ETF, Market Vectors Oil Services ETF, Market Vectors Pharmaceutical ETF, Market Vectors Retail ETF and Market Vectors Semiconductor ETF).[35]
(i)(46)	Opinion and Consent of Dechert LLP (with respect to Market Vectors Indonesia Small-Cap ETF).[37]
(i)(47)	Opinion and Consent of Dechert LLP (with respect to Market Vectors Yuan Bond ETF). [57]
(i)(48)	Opinion and Consent of Dechert LLP (with respect to Market Vectors Unconventional Oil & Gas ETF).[36]
(i)(49)	Opinion and Consent of Dechert LLP (with respect to Market Vectors Wide Moat ETF).[40]
(i)(50)	Opinion and Consent of Dechert LLP (with respect to Market Vectors Emerging Markets High Yield Bond ETF).[39]
(i)(51)	Opinion and Consent of Dechert LLP (with respect to Market Vectors Global High Yield Bond ETF). [57]
(i)(52)	Opinion and Consent of Dechert LLP (with respect to Market Vectors Fallen Angel High Yield Bond ETF).[39]
(i)(53)	Opinion and Consent of Dechert LLP (with respect to Market Vectors Global Chemicals ETF). [57]
(i)(54)	Opinion and Consent of Dechert LLP (with respect to Market Vectors Preferred Securities ex Financials ETF).[42]
(i)(55)	Opinion and Consent of Dechert LLP (with respect to Market Vectors Saudi Arabia ETF). [54]
(i)(56)	Opinion and Consent of Dechert LLP (with respect to Market Vectors Saudi Arabia Small-Cap ETF). [57]
(i)(57)	Opinion and Consent of Dechert LLP (with respect to Market Vectors Short High-Yield Municipal Index ETF).[47]
(i)(58)	Opinion and Consent of Dechert LLP (with respect to Market Vectors Emerging Markets Aggregate Bond ETF).[29]
(i)(59)	Opinion and Consent of Dechert LLP (with respect to Market Vectors Non-Agency RMBS ETF). [57]
(i)(60)	Opinion and Consent of Dechert LLP (with respect to Market Vectors Defaulted & Distressed Bond ETF). [57]
(i)(61)	Opinion and Consent of Dechert LLP (with respect to Market Vectors Treasury-Hedged High Yield Bond ETF).[44]
(i)(62)	Opinion and Consent of Dechert LLP (with respect to Market Vectors Israel ETF).[46]
C-3

(i)(63)	Opinion and Consent of Dechert LLP (with respect to Market Vectors Puerto Rico Municipal Index ETF). [57]
(i)(64)	Opinion and Consent of Dechert LLP (with respect to Market Vectors Emerging Markets Short-Term Corporate Bond ETF). [57]
(i)(65)	Opinion and Consent of Dechert LLP (with respect to Market Vectors China A Consumer Demand ETF). [57]
(i)(66)	Opinion and Consent of Dechert LLP (with respect to Market Vectors China A Quality ETF). [57]
(i)(67)	Opinion and Consent of Dechert LLP (with respect to Market Vectors China A Quality Dividend ETF). [57]
(i)(68)	Opinion and Consent of Dechert LLP (with respect to Market Vectors MSCI International Quality ETF and Market Vectors MSCI International Quality Dividend ETF).[48]
(i)(69)	Opinion and Consent of Dechert LLP (with respect to Market Vectors MSCI Emerging Markets Quality ETF and Market Vectors MSCI Emerging Markets Quality Dividend ETF).[48]
(i)(71)	Opinion and Consent of Dechert LLP (with respect to Market Vectors MSCI All China ETF).[49]
(i)(72)	Opinion and Consent of Dechert LLP (with respect to Market Vectors ChinaAMC SME-ChiNext ETF).[51]
(i)(73)	Opinion and Consent of Dechert LLP (with respect to Market Vectors Emerging Markets Corporate Bond ETF).[57]
(i)(74)	Opinion and Consent of Dechert LLP (with respect to Market Vectors [Emerging Markets Corporate Bond] ETF).[52]
(i)(75)	Opinion and Consent of Dechert LLP (with respect to Market Vectors Asia ex Japan Equal Weight ETF, Market Vectors Australia Equal Weight ETF, Market Vectors Australia Hedged Equal Weight ETF, Market Vectors Brazil Equal Weight ETF, Market Vectors China Equal Weight ETF, Market Vectors Europe Equal Weight ETF, Market Vectors Europe Hedged Equal Weight ETF, Market Vectors Germany Equal Weight ETF, Market Vectors Hong Kong Equal Weight ETF, Market Vectors India Equal Weight ETF, Market Vectors Italy Equal Weight ETF, Market Vectors Japan Equal Weight ETF, Market Vectors Japan Hedged Equal Weight ETF, Market Vectors Mexico Equal Weight ETF, Market Vectors Russia Equal Weight ETF, Market Vectors South Africa Equal Weight ETF, Market Vectors South Korea Equal Weight ETF, Market Vectors Spain Equal Weight ETF, Market Vectors Taiwan Equal Weight ETF and Market Vectors United Kingdom Equal Weight ETF)[57]
(i)(76)	Opinion and Consent of Dechert LLP (with respect to Market Vectors Global Spin-Off ETF).[53]
(i)(77)	Opinion and Consent of Dechert LLP (with respect to Market Vectors Morningstar International Moat ETF).[55]
(i)(78)	Opinion and Consent of Dechert LLP (with respect to Market Vectors Oil Refiners ETF).[56]
(i)(79)	Opinion and Consent of Dechert LLP (with respect to Market Vectors High Income MLP ETF and Market Vectors High Income Infrastructure MLP ETF).[57]
(i)(80)	Opinion and Consent of Dechert LLP (with respect to Market Vectors Dynamic Put Write ETF).[57]
(i)(81)	Consent of Dechert LLP (with respect to Market Vectors BDC Income ETF, Market Vectors CEF Municipal Income ETF, Market Vectors ChinaAMC China Bond ETF, Market Vectors Emerging Markets Aggregate Bond ETF, Market Vectors Emerging Markets High Yield Bond ETF, Market Vectors Emerging Markets Local Currency Bond ETF, Market Vectors Fallen Angel High Yield Bond ETF, Market Vectors High-Yield Municipal Index ETF, Market Vectors Intermediate Municipal Index ETF, Market Vectors International High Yield Bond ETF, Market Vectors Investment Grade Floating Rate ETF, Market
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Vectors Long Municipal Index ETF, Market Vectors Mortgage REIT Income ETF, Market Vectors Preferred Securities ex Financials ETF, Market Vectors Pre-Refunded Municipal Index ETF, Market Vectors Short High-Yield Municipal Index ETF, Market Vectors Short Municipal Index ETF and Market Vectors Treasury-Hedged High Yield Bond ETF).[58]
(j)	Consent of Ernst & Young LLP (with respect to Market Vectors BDC Income ETF, Market Vectors CEF Municipal Income ETF, Market Vectors ChinaAMC China Bond ETF, Market Vectors Emerging Markets Aggregate Bond ETF, Market Vectors Emerging Markets High Yield Bond ETF, Market Vectors Emerging Markets Local Currency Bond ETF, Market Vectors Fallen Angel High Yield Bond ETF, Market Vectors High-Yield Municipal Index ETF, Market Vectors Intermediate Municipal Index ETF, Market Vectors International High Yield Bond ETF, Market Vectors Investment Grade Floating Rate ETF, Market Vectors Long Municipal Index ETF, Market Vectors Mortgage REIT Income ETF, Market Vectors Preferred Securities ex Financials ETF, Market Vectors Pre-Refunded Municipal Index ETF, Market Vectors Short High-Yield Municipal Index ETF, Market Vectors Short Municipal Index ETF and Market Vectors Treasury-Hedged High Yield Bond ETF).[58]
(k)	Not applicable.
(l)	Not applicable.
(m)	Not applicable.
(n)	Not applicable.
(o)	Not applicable.
(p)(1)	Code of Ethics of Van Eck Associates Corporation, Van Eck Absolute Return Advisers Corporation and Van Eck Securities Corporation.[43]

1	Incorporated by reference to the Registrant’s Registration Statement filed on April 28, 2006.
2	Incorporated by reference to the Registrant’s Registration Statement filed on May 11, 2006.
3	Incorporated by reference to the Registrant’s Registration Statement filed on October 6, 2006.
4	Incorporated by reference to the Registrant’s Registration Statement filed on April 9, 2007.
5	Incorporated by reference to the Registrant’s Registration Statement filed on July 30, 2007.
6	Incorporated by reference to the Registrant’s Registration Statement filed on November 2, 2007.
7	Incorporated by reference to the Registrant’s Registration Statement filed on December 31, 2007.
8	Incorporated by reference to the Registrant’s Registration Statement filed on February 15, 2008.
9	Incorporated by reference to the Registrant’s Registration Statement filed on April 21, 2008.
10	Incorporated by reference to the Registrant’s Registration Statement filed on July 8, 2008.
11	Incorporated by reference to the Registrant’s Registration Statement filed on August 8, 2008.
12	Incorporated by reference to the Registrant’s Registration Statement filed on November 25, 2008.
13	Incorporated by reference to the Registrant’s Registration Statement filed on December 23, 2008.
14	Incorporated by reference to the Registrant’s Registration Statement filed on January 28, 2009.
15	Incorporated by reference to the Registrant’s Registration Statement filed on February 6, 2009.
16	Incorporated by reference to the Registrant’s Registration Statement filed on April 21, 2009.
17	Incorporated by reference to the Registrant’s Registration Statement filed on May 8, 2009.
18	Incorporated by reference to the Registrant’s Registration Statement filed on September 4, 2009.
19	Incorporated by reference to the Registrant’s Registration Statement filed on November 9, 2009.
20	Incorporated by reference to the Registrant’s Registration Statement filed on November 20, 2009.
21	Incorporated by reference to the Registrant’s Registration Statement filed on February 16, 2010.
22	Incorporated by reference to the Registrant’s Registration Statement filed on March 29, 2010.
23	Incorporated by reference to the Registrant’s Registration Statement filed on April 5, 2010.
24	Incorporated by reference to the Registrant’s Registration Statement filed on June 28, 2010.
25	Incorporated by reference to the Registrant’s Registration Statement filed on August 27, 2010.
26	Incorporated by reference to the Registrant’s Registration Statement filed on October 20, 2010.
27	Incorporated by reference to the Registrant’s Registration Statement filed on March 4, 2011.
28	Incorporated by reference to the Registrant’s Registration Statement filed on April 1, 2011.
29	Incorporated by reference to the Registrant’s Registration Statement filed on May 10, 2011.
30	Incorporated by reference to the Registrant’s Registration Statement filed on July 7, 2011.
C-5

31	Incorporated by reference to the Registrant’s Registration Statement filed on August 15, 2011.
32	Incorporated by reference to the Registrant’s Registration Statement filed on August 24, 2011.
33	Incorporated by reference to the Registrant’s Registration Statement filed on October 11, 2011.
34	Incorporated by reference to the Registrant’s Registration Statement filed on October 26, 2011.
35	Incorporated by reference to the Registrant’s Registration Statement filed on October 31, 2011.
36	Incorporated by reference to the Registrant’s Registration Statement filed on February 8, 2012.
37	Incorporated by reference to the Registrant’s Registration Statement filed on March 14, 2012.
38	Incorporated by reference to the Registrant’s Registration Statement filed on March 29, 2012.
39	Incorporated by reference to the Registrant’s Registration Statement filed on April 3, 2012.
40	Incorporated by reference to the Registrant’s Registration Statement filed on April 13, 2012.
41	Incorporated by reference to the Registrant’s Registration Statement filed on May 17, 2012.
42	Incorporated by reference to the Registrant’s Registration Statement filed on July 5, 2012.
43	Incorporated by reference to the Registrant’s Registration Statement filed on January 24, 2013.
44	Incorporated by reference to the Registrant’s Registration Statement filed on February 1, 2013.
45	Incorporated by reference to the Registrant’s Registration Statement filed on February 7, 2013.
46	Incorporated by reference to the Registrant’s Registration Statement filed on June 24, 2013.
47	Incorporated by reference to the Registrant’s Registration Statement filed on December 20, 2013.
48	Incorporated by reference to the Registrant’s Registration Statement filed on January 17, 2014.
49	Incorporated by reference to the Registrant’s Registration Statement filed on April 14, 2014.
50	Incorporated by reference to the Registrant’s Registration Statement filed on April 30, 2014.
51	Incorporated by reference to the Registrant’s Registration Statement filed on May 16, 2014.
52	Incorporated by reference to the Registrant’s Registration Statement filed on November 7, 2014.
53	Incorporated by reference to the Registrant’s Registration Statement filed on June 5, 2015.
54	Incorporated by reference to the Registrant’s Registration Statement filed on June 22, 2015.
55	Incorporated by reference to the Registrant’s Registration Statement filed on July 9, 2015.
56	Incorporated by reference to the Registrant’s Registration Statement filed on August 14, 2015.
57	To be filed by Amendment.
58	Filed herewith.

Item 29.	Persons Controlled by or Under Common Control with Registrant

None.

Item 30.	Indemnification

Pursuant to Section 10.2 of the Amended and Restated Declaration of Trust, every person who is, or has been, a Trustee or officer of the Trust (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (collectively, the “Covered Persons”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit, mediation, arbitration or proceeding, whether civil or criminal, in which he or she becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof. No indemnification shall be provided to a Covered Person who shall have been adjudicated by a court or body before which the proceeding was brought to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office (i) by the court or other body approving the settlement; (ii) by at least a majority of those Trustees who are neither interested parties of the Trust nor are parties to

C-6

the matter based upon a review of readily-available facts (as opposed to a full trial-type inquiry); or (iii) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry). For purposes of the determination or opinion referred to in (ii) and (iii) above, the majority of those Trustees who neither are interested persons of the Trust nor are parties to the matter or independent legal counsel, as the case may be, shall be entitled to rely on a rebuttable presumption that the Covered Person has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

The Trust has agreed to indemnify and hold harmless the Trustees against any and all expenses actually and reasonably incurred by the Trustee in any proceeding arising out of or in connection with the Trustee’s service to the Trust, to the fullest extent permitted by the Amended and Restated Agreement and Declaration of Trust of the Fund and Title 12, Part V, Chapter 38 of the Delaware Code, and applicable law.

Item 31.	Business and Other Connections of Investment Manager

See “Management” in the Statement of Additional Information. Information as to the directors and officers of the Adviser is included in its Form ADV filed with the SEC and is incorporated herein by reference thereto.

Item 32.	Principal Underwriters

(a)	Van Eck Securities Corporation is the Trust’s principal underwriter. Van Eck Securities Corporation also acts as a principal underwriter, depositor, or investment manager for the following other investment companies: each series of Van Eck Funds and Van Eck VIP Trust.

(b)	The following is a list of the officers, directors and partners of Van Eck Securities Corporation:

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Trust
Jan F. van Eck 666 Third Avenue New York, NY 10017	Director and President	President, Chief Executive Officer and Trustee
Bruce J. Smith 666 Third Avenue New York, NY 10017	Director, Senior Vice President, Chief Financial Officer, Treasurer and Controller	Senior Vice President
Susan Marino 666 Third Avenue New York, NY 10017	Senior Vice President	N/A
John J. Crimmins 666 Third Avenue New York, NY 10017	Vice President	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer
Susan C. Lashley 666 Third Avenue New York, NY 10017	Vice President	Vice President
C-7

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Trust
Jonathan R. Simon 666 Third Avenue New York, NY 10017	Vice President, General Counsel and Secretary	Vice President, Chief Legal Officer and Secretary
John Wolfe 666 Third Avenue New York, NY 10017	Vice President and Chief Administrative Officer	N/A
Laura I. Martinez 666 Third Avenue New York, NY 10017	Assistant Vice President, Associate General Counsel and Assistant Secretary	Assistant Vice President and Assistant Secretary
Wu-Kwan Kit 666 Third Avenue New York, NY 10017	Assistant Vice President, Assistant General Counsel and Assistant Secretary	Assistant Vice President and Assistant Secretary
Allison Lovett 666 Third Avenue New York, NY 10017	Vice President	N/A
Patrick Lulley 666 Third Avenue New York, NY 10017	Vice President	N/A
William A. Best III 666 Third Avenue New York, NY 10017	Senior Vice President	N/A
Janet Squitieri 666 Third Avenue New York, NY 10017	Vice President, Global Head of Compliance and Chief Compliance Officer	Chief Compliance Officer
Bryan S. Paisley 666 Third Avenue New York, NY 10017	Assistant Vice President	N/A
Lee Rappaport 666 Third Avenue New York, NY 10017	Controller	N/A
Catherine Cardaci 666 Third Avenue New York, NY 10017	Senior Vice President	N/A
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Item 33.	Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder will be maintained at the offices of The Bank of New York Mellon, 101 Barclay Street, New York, New York 10286.

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 25th day of August 2015.

MARKET VECTORS ETF TRUST

By:	/s/ Jan F. van Eck
Name: Jan F. van Eck
Title: President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following person in the capacities and on the date indicated.

/s/ David H. Chow*	Trustee	August 25, 2015
David H. Chow
/s/ R. Alastair Short*	Trustee	August 25, 2015
R. Alastair Short
/s/ Peter J. Sidebottom*	Trustee	August 25, 2015
Peter J. Sidebottom
/s/ Richard D. Stamberger*	Trustee	August 25, 2015
Richard D. Stamberger
/s/ Jan F. van Eck	President, Chief Executive Officer and Trustee	August 25, 2015
Jan F. van Eck
/s/ John J. Crimmins*	Treasurer, Chief Financial Officer and Principal Accounting Officer	August 25, 2015
John J. Crimmins

*By:	/s/ Jonathan R. Simon
Jonathan R. Simon
Attorney in Fact
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EXHIBIT INDEX

(i)(81)	Consent of Dechert LLP (with respect to Market Vectors BDC Income ETF, Market Vectors CEF Municipal Income ETF, Market Vectors ChinaAMC China Bond ETF, Market Vectors Emerging Markets Aggregate Bond ETF, Market Vectors Emerging Markets High Yield Bond ETF, Market Vectors Emerging Markets Local Currency Bond ETF, Market Vectors Fallen Angel High Yield Bond ETF, Market Vectors High-Yield Municipal Index ETF, Market Vectors Intermediate Municipal Index ETF, Market Vectors International High Yield Bond ETF, Market Vectors Investment Grade Floating Rate ETF, Market Vectors Long Municipal Index ETF, Market Vectors Mortgage REIT Income ETF, Market Vectors Preferred Securities ex Financials ETF, Market Vectors Pre-Refunded Municipal Index ETF, Market Vectors Short High-Yield Municipal Index ETF, Market Vectors Short Municipal Index ETF and Market Vectors Treasury-Hedged High Yield Bond ETF).
(j)	Consent of Ernst & Young LLP (with respect to Market Vectors BDC Income ETF, Market Vectors CEF Municipal Income ETF, Market Vectors ChinaAMC China Bond ETF, Market Vectors Emerging Markets Aggregate Bond ETF, Market Vectors Emerging Markets High Yield Bond ETF, Market Vectors Emerging Markets Local Currency Bond ETF, Market Vectors Fallen Angel High Yield Bond ETF, Market Vectors High-Yield Municipal Index ETF, Market Vectors Intermediate Municipal Index ETF, Market Vectors International High Yield Bond ETF, Market Vectors Investment Grade Floating Rate ETF, Market Vectors Long Municipal Index ETF, Market Vectors Mortgage REIT Income ETF, Market Vectors Preferred Securities ex Financials ETF, Market Vectors Pre-Refunded Municipal Index ETF, Market Vectors Short High-Yield Municipal Index ETF, Market Vectors Short Municipal Index ETF and Market Vectors Treasury-Hedged High Yield Bond ETF).
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